[AIM INVESTMENTS LOGO APPEARS HERE]

                           AIM EMERGING GROWTH FUND,
                        A PORTFOLIO OF AIM EQUITY FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                    May 23, 2005

Dear Shareholder:

     We are seeking your approval of a Plan of Reorganization (the "Plan") that provides for the sale of the assets of AIM Emerging Growth Fund (the "Fund") to AIM Aggressive Growth Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds. The funds identified for consolidation include certain smaller and less efficient funds that compete for limited shareholder assets and certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, be consolidated with Buying Fund. The attached Proxy Statement and Prospectus seeks your approval of this consolidation.

     As more fully described in the attached Proxy Statement and Prospectus, AIM recommended, and your Board of Trustees approved, that another fund also be consolidated with Buying Fund. The proposed combination of your Fund into Buying Fund is not contingent on that other transaction occurring.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Equity Funds has approved the proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          President

[AIM INVESTMENTS LOGO APPEARS HERE]

                                AIM LIBRA FUND,
                      A PORTFOLIO OF AIM INVESTMENT FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                    May 23, 2005

Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Libra Fund (the "Fund") to AIM Aggressive Growth Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds. The funds identified for consolidation include certain smaller and less efficient funds that compete for limited shareholder assets and certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, be consolidated with Buying Fund. The attached Proxy Statement and Prospectus seeks your approval of this consolidation.

     As more fully described in the attached Proxy Statement and Prospectus, AIM recommended, and your Board of Trustees approved, that another fund also be consolidated with Buying Fund. The proposed combination of your Fund into Buying Fund is not contingent on that other transaction occurring.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Investment Funds has approved the proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          President

                           AIM EMERGING GROWTH FUND,
                        A PORTFOLIO OF AIM EQUITY FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2005

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve a Plan of Reorganization (the "Plan") under which all of the assets of AIM Emerging Growth Fund (the "Fund"), an investment portfolio of AIM Equity Funds ("AEF"), will be transferred to AIM Aggressive Growth Fund ("Buying Fund"), which is also an investment portfolio of AEF. Buying Fund will assume the liabilities of the Fund and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

     Shareholders of record as of the close of business on April 22, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF AEF. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF AEF OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ Kevin M. Carome
                                          Kevin M. Carome
                                          Secretary

May 23, 2005

                                AIM LIBRA FUND,
                      A PORTFOLIO OF AIM INVESTMENT FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2005

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Libra Fund (the "Fund"), an investment portfolio of AIM Investment Funds ("Trust"), will be transferred to AIM Aggressive Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

     Shareholders of record as of the close of business on April 22, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ Kevin M. Carome
                                          Kevin M. Carome
                                          Secretary

May 23, 2005

 AIM EMERGING GROWTH FUND,                              AIM LIBRA FUND,
       A PORTFOLIO OF                                    A PORTFOLIO OF
      AIM EQUITY FUNDS                                AIM INVESTMENT FUNDS
11 GREENWAY PLAZA, SUITE 100                      11 GREENWAY PLAZA, SUITE 100
 HOUSTON, TEXAS 77046-1173                         HOUSTON, TEXAS 77046-1173
       (800) 347-4246                                    (800) 347-4246

                          AIM AGGRESSIVE GROWTH FUND,
                                 A PORTFOLIO OF
                                AIM EQUITY FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                  MAY 23, 2005

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the special meeting of shareholders of AIM Emerging Growth Fund, an investment portfolio of AIM Equity Funds, a Delaware statutory trust (the "Emerging Growth Fund Special Meeting"), and the special meeting of shareholders of AIM Libra Fund, an investment portfolio of AIM Investment Funds, a Delaware statutory trust (the "Libra Fund Special Meeting" and together with the Emerging Growth Fund Special Meeting, the "Special Meetings"). The Special Meetings will be held on June 28, 2005, at 11:00 a.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote.

     At the Emerging Growth Fund Special Meeting, the shareholders of AIM Emerging Growth Fund ("Emerging Growth Fund") are being asked to consider and approve a Plan of Reorganization (the "Emerging Growth Fund Plan") to be adopted by AIM Equity Funds ("AEF"), acting on behalf of both AIM Aggressive Growth Fund ("Buying Fund") and Emerging Growth Fund. The Emerging Growth Fund Plan provides for the reorganization of Emerging Growth Fund with Buying Fund (the "Emerging Growth Fund Reorganization").

     At the Libra Fund Special Meeting, the shareholders of AIM Libra Fund ("Libra Fund") are being asked to consider and approve an Agreement and Plan of Reorganization (the "Libra Fund Plan" and, together with the Emerging Growth Fund Plan, the "Plans") by and among AIM Investment Funds ("AIF"), acting on behalf of Libra Fund, AEF, acting on behalf of Buying Fund, and AIM Advisors, Inc. ("AIM"). The Libra Fund Plan provides for the reorganization of Libra Fund with Buying Fund (the "Libra Fund Reorganization" and together with the Emerging Growth Fund Reorganization, the "Reorganizations").

     This Proxy Statement/Prospectus includes information regarding both Reorganizations. We have included the request for approval of both Reorganizations in one Proxy Statement/Prospectus because we are proposing that each of Emerging Growth Fund and Libra Fund (each, a "Selling Fund" and together, the "Selling Funds") be combined with Buying Fund. You should note, however, that consummation of each of the Reorganizations is not conditioned on consummation of the other reorganization. The reorganization of your Selling Fund is contingent only upon your Selling Fund receiving the requisite number of votes FOR approval of its reorganization.

     Under the Plans, all of the assets of each Selling Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of each Selling Fund and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of each Selling Fund, as set forth on Exhibit A.

     The value of each Selling Fund shareholder's account with Buying Fund immediately after each of the Reorganizations will be the same as the value of such Selling Fund shareholder's account immediately prior to each of the Reorganizations. The Reorganizations have been structured as tax-free transactions. No sales charges will be imposed in connection with the Reorganizations.

     The Board of Trustees of AEF and the Board of Trustees AIF (together, the "Boards") have approved the Plans and the Reorganizations as being advisable and in the best interests of each of the Selling Funds.

     AEF and AIF are each registered open-end management investment companies that issue their shares in separate series. AIM serves as the investment advisor to each Selling Fund and to Buying Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is the same as each Selling Fund in that they seek long-term growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that shareholders of each Selling Fund should know before voting on the Plans. It is both the Proxy Statement of each Selling Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of Emerging Growth Fund dated February 28, 2005 (the "Emerging Growth Fund Prospectus"), together with the related Statement of Additional Information dated April 29, 2005, and the Prospectus of Libra Fund dated February 28, 2005, together with the related Statement of Additional Information dated April 29, 2005 (the "Libra Fund Prospectus" and together with the Emerging Growth Fund Prospectus, the "Selling Fund Prospectuses") are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectuses are incorporated by reference into this Proxy Statement/ Prospectus. The Prospectus of Buying Fund dated April 29, 2005, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated February 28, 2005, and the Statement of Additional Information relating to the Reorganizations dated May 23, 2005, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix III to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganizations dated May 23, 2005, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about AEF and AIF.

     Copies of the Buying Fund Prospectus and the Selling Fund Prospectuses and the related Statements of Additional Information are available without charge by writing to AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about each Selling Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     AEF and AIF have previously sent to shareholders the most recent annual reports for each Selling Fund, including financial statements, and the most recent semi-annual reports succeeding the annual reports, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    1
  The Reorganizations.......................................    1
  Comparison of Investment Objectives and Principal
     Strategies.............................................    2
  Comparison of Performance.................................    3
  Comparison of Fees and Expenses...........................    4
  Comparison of Multiple Class Structures...................    4
  Comparison of Sales Charges...............................    4
  Comparison of Distribution and Purchase and Redemption
     Procedures.............................................    5
  The Boards' Recommendation................................    5
RISK FACTORS................................................    6
  Risks Associated with Buying Fund.........................    6
  Comparison of Risks of Buying Fund and Your Fund..........    6
INFORMATION ABOUT BUYING FUND...............................    6
  Description of Buying Fund Shares.........................    6
  Management's Discussion of Fund Performance...............    7
  Financial Highlights......................................    7
ADDITIONAL INFORMATION ABOUT THE PLANS......................    7
  Terms of the Reorganizations..............................    7
  The Reorganizations.......................................    7
  Board Considerations......................................    8
  Other Terms...............................................   11
  Federal Income Tax Consequences...........................   11
  Accounting Treatment......................................   12
RIGHTS OF SHAREHOLDERS......................................   12
CAPITALIZATION..............................................   13
LEGAL MATTERS...............................................   14
ADDITIONAL INFORMATION ABOUT BUYING FUND AND SELLING
  FUNDS.....................................................   14
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   14
INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING...........   15
  Proxy Statement/Prospectus................................   15
  Time and Place of Special Meetings........................   15
  Voting in Person..........................................   15
  Voting by Proxy...........................................   15
  Voting by Telephone or the Internet.......................   16
  Quorum Requirement and Adjournment........................   16
  Vote Necessary to Approve Each Proposal...................   16
  Proxy Solicitation........................................   16
  Other Matters.............................................   16
  Ownership of Shares.......................................   17

EXHIBIT A..................................  Classes of Shares of Each Selling Fund and
                                             Corresponding Classes of Shares of Buying Fund
EXHIBIT B..................................  Comparison of Performance of Each Selling Fund
                                             and Buying Fund
EXHIBIT C..................................  Comparison Fee Table and Expense Example
EXHIBIT D..................................  Shares Outstanding of Each Class of Selling
                                             Funds on Record Date
EXHIBIT E..................................  Ownership of Shares of Selling Funds
EXHIBIT F..................................  Ownership of Shares of Buying Fund

APPENDIX I.................................  Plan of Reorganization for Emerging Growth Fund
APPENDIX II................................  Agreement and Plan of Reorganization for Libra
                                             Fund
APPENDIX III...............................  Prospectus of Buying Fund
APPENDIX IV................................  Discussion of Performance of Buying Fund

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, A I M PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN AND MYAIM.COM ARE SERVICES MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                    SUMMARY

     During 2003 and 2004, AMVESCAP, the parent company of AIM, undertook an integration initiative with respect to its United States mutual fund operations. Among other things, AMVESCAP's integration initiative included the establishment of a single distributor for all AMVESCAP U.S. mutual funds, the integration of back office support for AMVESCAP's U.S. mutual funds, the allocation of primary responsibility for investment advisory, administrative, accounting, and legal and compliance services for all of AMVESCAP's U.S. mutual funds to AIM and streamlining the various mutual funds offered by AMVESCAP's subsidiaries in the U.S.

     Since completion of the AMVESCAP integration initiative, AIM has undertaken an extensive review of its U.S. mutual fund offerings and has concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. The Reorganizations are part of a number of fund reorganizations AIM is proposing as a result of this review process. AIM believes that the Reorganizations will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

     The Boards, including the independent trustees, have determined that the Reorganizations are advisable and in the best interests of each Selling Fund and that the interests of the shareholders of each Selling Fund will not be diluted as a result of the Reorganizations. The Selling Funds and Buying Fund have the same investment objective, are managed by the same portfolio management team and invest in similar securities. The Boards believe that a larger combined fund should have greater market presence and may achieve greater operating efficiencies by providing economies of scale in that certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. In addition, Buying Fund's performance is generally superior to that of each Selling Fund, and the total annual operating expenses of the combined fund are expected to be lower than the expenses of each Selling Fund. For additional information concerning the factors the Boards considered in approving the Plans, see "Additional Information About the Plans -- Board Considerations."

     The following summary discusses some of the key features of the Reorganizations and highlights certain differences between each Selling Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Plans. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATIONS

     The Reorganizations will result in the combination of each Selling Fund with Buying Fund. Emerging Growth Fund and Buying Fund are both series of AEF, a Delaware statutory trust, and Libra Fund is a series of AIF, which is also a Delaware statutory trust.

     If shareholders of each Selling Fund approve their respective Plan and other closing conditions are satisfied, all of the assets of each Selling Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of each Selling Fund, and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of each Selling Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Plans -- Other Terms."

     The shares of Buying Fund issued in each Reorganization will have an aggregate net asset value equal to the net value of the assets of the respective Selling Fund transferred to Buying Fund. The value of each Selling Fund shareholder's account with Buying Fund immediately after the Reorganizations will be the same as the value of that Selling Fund shareholder's account with their respective Selling Fund immediately prior to the Reorganizations. A copy of the Emerging Growth Fund Plan is attached as Appendix I to this Proxy Statement/Prospectus and a copy of the Libra Fund Plan is attached as Appendix II to this Proxy Statement/ Prospectus. See "Additional Information About the Plans."

     AIF and AEF will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that each Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of each Reorganization. See "Additional Information About the Plans -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganizations.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Each Selling Fund and Buying Fund have the same investment objective in that each Selling Fund and Buying Fund seek long-term growth of capital. Each Selling Fund and Buying Fund also invest in similar types of securities. As a result, the Reorganizations are not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of each Selling Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of each Selling Fund and Buying Fund in the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.

     EMERGING GROWTH FUND                 LIBRA FUND                AGGRESSIVE GROWTH FUND
        (SELLING FUND)                  (SELLING FUND)                  (BUYING FUND)
     --------------------               --------------              ----------------------
                                     INVESTMENT OBJECTIVE

- Long-term growth of capital.  - Long-term growth of capital.  - Long-term growth of capital.

                                    INVESTMENT STRATEGIES

- Invests without regard to     - Invests without regard to     - Invests in small- and
  market capitalization, but      market capitalization, but      medium- sized companies.
  expects to invest a             portfolio managers expect to
  significant portion of its      invest primarily in
  assets in securities of         securities of small- and
  small- and medium-sized         medium-sized growth
  companies with a focus on       companies.
  small-sized companies.
- Invests in securities of      - Invests in securities of      - Invests in securities of
  companies the portfolio         companies the portfolio         companies the portfolio
  managers believe are likely     managers believe are likely     managers believe are likely
  to benefit from new or          to benefit from new or          to benefit from new or
  innovative products,            innovative products,            innovative products,
  services or processes, as       services or processes, as       services or processes, as
  well as those securities        well as, those that have        well as those that have
  that have experienced, or       experienced, or have the        experienced above-average,
  have the potential for,         potential for, above-average    long- term growth in earning
  above-average, long-term        growth in earnings or that      and have excellent prospects
  growth.                         have the potential for          for future growth.
                                  superior earnings growth.
- May invest up to 25% of its   - May invest up to 25% of its   - May invest up to 25% of its
  total assets in foreign         total assets in foreign         total assets in foreign
  securities.                     securities.                     securities.
- Under normal conditions, the  - No corresponding strategy.    - No corresponding strategy.
  fund's top ten holdings may
  comprise at least a third of
  the portfolio's net assets.
- The fund is non-diversified,  - The fund is diversified.      - The fund is diversified.
  which means it can invest a
  greater percentage of its
  assets in any one-issuer
  than a diversified fund can.
  With respect to 50% of its
  assets, the fund is
  permitted to invest more
  than 5% of its assets, in
  the securities of one
  issuer.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Class A shares of each Selling Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for each Selling Fund and Buying Fund. For more information regarding the total return of each Selling Fund, see the "Financial Highlights" section of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/

Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of each Selling Fund and Buying Fund, as of October 31, 2004, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios, based on historical data at a specified date and related projected data, for each class of shares of Buying Fund after giving effect to the Reorganizations are also provided as of October 31, 2004, as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of each Selling Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of each Selling Fund will receive in the Reorganizations can be found at Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R shares and Institutional Class shares of Buying Fund are available to investors. For information regarding the features of each of the share classes of each Selling Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No sales charges are applicable to shares of Buying Fund received by holders of each Selling Fund's shares in connection with the Reorganizations. No redemption of a Selling Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganizations. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of a Selling Fund's shares in connection with the Reorganizations will begin at the time the Selling Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of each Selling Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of each Selling Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of each Selling Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectuses and the Buying Fund Prospectus and the related Statements of Additional Information.

          CLASS A                      CLASS B                      CLASS C
          -------                      -------                      -------
- subject to an initial      - not subject to an initial  - not subject to an initial
  sales charge*                sales charge                 sales charge
- may be subject to a CDSC   - subject to a CDSC on       - subject to a CDSC on
  on redemptions made          certain redemptions made     certain redemptions made
  within 18 months from the    within 6 years from the      within 12 months from the
  date of certain purchases    date of purchase             date of purchase

                         CLASS R                               INSTITUTIONAL CLASS
                   (BUYING FUND ONLY)                          (BUYING FUND ONLY)
                   ------------------                          -------------------
        - not subject to an initial sales charge    - not subject to an initial sales charge
        - may be subject to a CDSC on redemptions   - not subject to a CDSC
          made within 12 months from the date of
          certain purchases

---------------

* Each Selling Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of each Selling Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Each of the Selling Funds and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of each Selling Fund and Buying Fund. Each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of each Selling Fund.

     The purchase and redemption procedures of each Selling Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of each Selling Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.

THE BOARDS' RECOMMENDATION

     The Boards, including the independent trustees, unanimously recommend that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in each Selling Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and Emerging Growth Fund. You can find more detailed descriptions of specific risks associated with each Selling Fund in the Selling Fund Prospectuses.

     Emerging Growth Fund invests without regard to market capitalization, but expects to invest a significant portion of its assets in securities of small- and medium-sized companies. Buying Fund invests in securities of small- and medium-sized companies. In this regard, Buying Fund may theoretically be more risky than Emerging Growth Fund because the prices of securities of small capitalization companies may go up and down more than the prices of larger, more established companies. Emerging Growth Fund may also invest in convertible securities. The value of such convertible securities will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Buying Fund generally will not purchase convertible securities.

     Finally, Emerging Growth Fund is a non-diversified fund, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. This means that fluctuations in the value of any one issuer may have a significant effect on the value of Emerging Growth Fund's shares. Buying Fund is a diversified fund and is therefore generally not subject to the risks associated with a non-diversified fund.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of AEF in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of AEF. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2004, is set forth in Appendix IV to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix III.

                     ADDITIONAL INFORMATION ABOUT THE PLANS

TERMS OF THE REORGANIZATIONS

     The terms and conditions under which the Reorganizations may be consummated are set forth in the respective Plans. Significant provisions of the Plans are summarized below; however, this summary is qualified in its entirety by reference to the Plans, copies of which are attached as Appendix I and II to this Proxy Statement/Prospectus.

THE REORGANIZATIONS

     Consummation of the Reorganizations (the "Closing") is expected to occur on July 18, 2005, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on July 15, 2005 (the "Valuation Date"). At the Effective Time, all of the assets of each Selling Fund will be delivered to AEF's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of each Selling Fund and delivery by AEF directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of each Selling Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of a Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in the applicable Plan. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of each Selling Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of each Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, AEF and AIF will declare on or prior to the Valuation Date to the shareholders of each Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (a) all of each Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2004 and for the short taxable year beginning on November 1, 2004 and ending on the Closing and (b) all of each Selling Fund's net capital gain recognized in its taxable year ended October 31, 2004 and in such short taxable year (after reduction for any capital loss carryforward).

     Buying Fund will proceed with each of the Reorganizations if the shareholders of the respective Selling Fund approve the applicable Plan (regardless of whether the shareholders of the other Selling Fund approve the applicable Plan).

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, AEF and AIF will redeem the outstanding shares of each Selling Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

     AIM initially proposed that the Boards consider the Reorganizations at an in-person meeting of the Boards held on February 24, 2005, at which preliminary discussions of the Reorganizations took place. After careful consideration and after weighing the pros and cons of each Reorganization, the Board of each Selling Fund determined that the Reorganizations are advisable and in the best interests of each Selling Fund and will not dilute the interests of each Selling Fund's shareholders, and approved the Plans and the Reorganizations, at an in-person meeting of the Boards held on March 22, 2005.

     Over the course of the two Board meetings, the Boards received from AIM written materials that contained information concerning each Selling Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of each Selling Fund and Buying Fund and pro forma expense ratios for Buying Fund giving effect to the Reorganizations. AIM also provided the Boards with written materials concerning the structure of the proposed Reorganizations and the Federal tax consequences of the Reorganizations.

     In evaluating each of the Reorganizations, the Boards considered a number of factors, including:

     - The investment objective and principal investment strategies of each Selling Fund and Buying Fund.

     - The comparative expenses of each Selling Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to each Reorganization.

     - The comparative performance of each Selling Fund and Buying Fund.

     - The comparative sizes of each Selling Fund and Buying Fund.

     - The consequences of the Reorganizations for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards, if any, available to offset future capital gains of each Selling Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by each Selling Fund or Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganizations.

     The Boards noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of each Selling Fund in connection with the Reorganizations.

     Based on the information presented at the two Board meetings and the considerations discussed below, the Boards determined that the Reorganizations are advisable and in the best interests of each Selling Fund and will not dilute the interests of each Selling Fund's shareholders. Therefore, the Boards recommend the approval of the Plans by the shareholders of each Selling Fund at the Special Meetings.

  EMERGING GROWTH FUND REORGANIZATION

     AIM proposed the Emerging Growth Fund Reorganization, together with the Libra Fund Reorganization discussed below, as part of an effort to consolidate the AIM Funds' aggressive growth fund offerings. In considering the Emerging Growth Fund Reorganization, the Board of AEF noted that the funds have the same investment objective, are managed by the same portfolio management team and currently invest in many of the same securities. In addition, Buying Fund's expenses are lower than those of Emerging Growth Fund. The Board noted that the Emerging Growth Fund Reorganization is not contingent on the Libra Fund Reorganization described below and therefore considered the proposed transaction both on a stand-alone basis and in combination with the Libra Fund Reorganization.

     The Board noted that Buying Fund is significantly larger than Emerging Growth Fund. As of November 30, 2004, Buying Fund had total net assets of approximately $2 billion, compared to total net assets for Emerging Growth Fund of approximately $141 million. Both funds are managed by Jay Rushin and AIM's Aggressive Growth Team using a similar investment process, resulting in significant portfolio overlap between the two funds. As of November 30, 2004, approximately 73% of Emerging Growth Fund's total net assets were invested in securities that Buying Fund also owns.

     The Board also considered the performance of Emerging Growth Fund in relation to the performance of Buying Fund. As of November 30, 2004, the comparative performance of Class A shares of the funds (without sales loads) was as follows:

                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE    FIVE     TEN      SINCE
                                        YEAR   YEARS   YEARS   INCEPTION   INCEPTION DATE
                                        ----   -----   -----   ---------   --------------
Emerging Growth Fund..................  9.29%    N/A    N/A      (6.89)%   March 31, 2000
Buying Fund...........................  8.50%  (1.51)% 8.79%     11.81%    May 1, 1984

     The Board noted that, in these circumstances where the same team manages both constituent funds, comparing historical performance records is less relevant.

     The Board considered the operating expenses the funds incur. The total annual operating expenses of Emerging Growth Fund before giving pro forma effect to the Emerging Growth Fund Reorganization, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, based on historical data at a specified date and related projected data, on a pro forma basis giving effect to both Reorganizations, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be approximately 0.37%, 0.27% and 0.27%, respectively, lower than those of Emerging Growth Fund. The Board noted that the Rule 12b-1 fee applicable to Class A shares of Buying Fund is 0.10% lower than the Rule 12b-1 fee applicable to Class A shares of Emerging Growth Fund, which is reflected in the reduced total annual operating expenses described above. In addition, the Board noted that Buying Fund's investment advisory fee is lower than the investment advisory fee applicable to Emerging Growth Fund. The Board also noted that AIM implemented certain fee waivers whereby AIM will waive advisory fees to the extent necessary so that the advisory fees payable by the Buying Fund do not exceed the uniform fee schedule as set forth in Exhibit C. These waivers were implemented in part to comply with its recent settlement with the New York Attorney General to resolve a civil enforcement action and investigation related to market timing activity and related issues in the AIM and former INVESCO Funds. In order to maintain this waiver in a manner consistent with such settlement, upon consummation of the Emerging Growth Fund Reorganization, AIM will contractually agree to maintain Buying Fund's fee waiver until December 31, 2009.

     The Board also considered, based upon historical data at a specified date, the effect of the Emerging Growth Fund Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of Emerging Growth Fund and of Buying Fund as offsets to future realized capital gains. Although approximately 74% of the capital loss carryforwards of Emerging Growth Fund are estimated to be disallowed as a consequence of the Emerging Growth Fund Reorganization and Emerging Growth Fund shareholders are estimated to have a greater portion of the post-reorganization net asset value of their shares represented by net unrealized gains, Buying Fund is still estimated to retain capital loss carryforwards after the Emerging Growth Fund Reorganization that would be more than 1.5 times the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Emerging Growth Fund Reorganization. The Board also noted that treatment of these tax attributes can be affected by a variety of factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

     The total expenses to be incurred in connection with the Emerging Growth Fund Reorganization are expected to be approximately $150,000. Emerging Growth Fund's expenses incurred in connection with the Emerging Growth Fund Reorganization are expected to be approximately $129,000. The Board noted AIM's proposal that Emerging Growth Fund bear the costs of the Emerging Growth Fund Reorganization and concluded it was appropriate for Emerging Growth Fund to bear such costs in light of the decrease in expenses that are expected to result from the Emerging Growth Fund Reorganization. Buying Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $21,000. Buying Fund will bear its costs and expenses incurred in connection with the Emerging Growth Fund Reorganization.

     To determine which party would bear the expenses to be incurred in connection with the Emerging Growth Fund Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and Emerging Growth Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by Emerging Growth Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for Emerging Growth Fund's shareholders to recoup expenses incurred in the Emerging Growth Fund Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of Emerging Growth Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of Emerging Growth Fund and Buying Fund.

  LIBRA FUND REORGANIZATION

     AIM similarly proposed the Libra Fund Reorganization, together with the Emerging Growth Fund Reorganization, as part of an effort to consolidate the AIM Funds' aggressive growth fund offerings as well as to eliminate a small fund with a historically volatile investment strategy and process. In considering the Libra Fund Reorganization, the Board of AIF noted that the funds have the same investment objective, are managed by the same portfolio management team and invest in similar securities. In addition, Buying Fund's expenses are lower than those of Libra Fund. The Board noted that the Libra Fund Reorganization is not contingent on the Emerging Growth Fund Reorganization and therefore considered the proposed transaction on a stand-alone basis and in combination with the Emerging Growth Fund Reorganization.

     Libra Fund commenced operations on November 1, 2002. Since that time, Libra Fund has been unable to gather sufficient assets to remain viable as a separate investment option. As of November 30, 2004, Libra Fund had total net assets of approximately $51 million, compared to net assets for Buying Fund of approximately $2 billion. In addition, the Board noted that both funds are currently managed by Jay Rushin and AIM's Aggressive Growth Team. As a result, the funds utilize the same investment process and invest in the same securities

     The Board noted that Libra Fund has an historically volatile performance record. Since its inception, Libra Fund's average annual total return (without sales load) for Class A shares is 14.57% as of November 30, 2004. However, for the year ended November 30, 2004, Libra Fund's average annual total return was -5.35%. The Board noted that, in these circumstances where the same team manages both constituent funds, comparing historical performance records is less relevant.

     The Board also considered the operating expenses the funds incur. The total annual operating expenses of Libra Fund before giving pro forma effect to the Libra Fund Reorganization, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be approximately 0.39%, 0.29% and 0.29%, respectively, lower than Libra Fund after giving effect to both Reorganizations. The Board also noted that the Rule 12b-1 fee applicable to Class A shares of Buying Fund is 0.10% lower than the Rule 12b-1 fee applicable to Class A shares of Libra Fund, which is reflected in the reduced total annual operating expenses described above.

     The total expenses to be incurred in connection with the Libra Fund Reorganization are expected to be approximately $87,000. Libra Fund's expenses incurred in connection with the Libra Fund Reorganization are expected to be approximately $66,000. The Board noted AIM's proposal that Libra Fund bear 50% of the costs of the Libra Fund Reorganization and concluded it was appropriate for Libra Fund to bear such expenses in light of the decrease in expenses that are expected to result from the Libra Fund Reorganization. Buying Fund's expenses to be incurred in connection with the Libra Fund Reorganization are expected to be approximately $21,000. Buying Fund will bear its costs and expenses incurred in connection with the Libra Fund Reorganization.

     To determine which party would bear the expenses to be incurred in connection with the Libra Fund Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and Libra Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by Libra Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for Libra Fund's shareholders to recoup expenses incurred in the Libra Fund Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of Libra Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of Libra Fund and Buying Fund.

OTHER TERMS

     If any amendment is made to the Plans following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Plans may be amended without shareholder approval by mutual agreement of the parties.

     AEF and AIF have made representations and warranties in the Plans that are customary in matters such as the Reorganizations. The obligations of AEF and AIF pursuant to the Plans are subject to various conditions, including the following mutual conditions:

     - the assets of each Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by such Selling Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of each Selling Fund shall have approved their respective Plan; and

     - AEF and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Plans will not result in the recognition of gain or loss for Federal income tax purposes for each Selling Fund, Buying Fund or their shareholders.

     The Board of Trustees of AEF and the Board of Trustees of AIF may waive without shareholder approval any default by AEF and AIF or any failure by AEF or AIF to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of each Selling Fund. The Plans may be terminated and the Reorganizations may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of each Selling Fund do not approve their respective Plan or if the Closing does not occur on or before September 30, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of each Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from each Reorganization, under currently applicable law, are as follows:

     - each Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by a Selling Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of such Selling Fund or on the distribution of those shares to such Selling Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of a Selling Fund in exchange for shares of Buying Fund issued directly to such Selling Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of each Selling Fund upon the exchange of shares of such Selling Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of each Selling Fund will be the same as the shareholder's tax basis of the shares of such Selling Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of each Selling Fund will include the period for which such shareholder held the shares of such Selling Fund exchanged therefor, provided that such shares of each Selling Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of each Selling Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither AEF nor AIF has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganizations. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AEF and AIF as to the foregoing Federal income tax consequences of the Reorganizations, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of AEF and AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of AEF or AIF are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF EACH SELLING FUND. EACH SELLING FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THEIR REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of each Selling Fund will be the same as the book cost basis of such assets to such Selling Fund.

                             RIGHTS OF SHAREHOLDERS

     AIF and AEF are each Delaware statutory trusts. Generally, there are no material differences between the rights of shareholders under the Agreement and Declaration of Trust of AIF and the rights of shareholders under the Agreement & Declaration of Trust of AEF. Buying Fund and AIM Emerging Growth Fund are each separate series of shares of beneficial interest of AEF. Since both funds are part of the same legal entity there are no material differences in the rights of shareholders.

                                 CAPITALIZATION

     The following table sets forth, as of December 31, 2004, (i) the capitalization of each class of shares of Emerging Growth Fund, (ii) the capitalization of each class of shares of Libra Fund; (iii) the capitalization of each class of shares of Buying Fund, and (iv) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Plans.

                          EMERGING                                                           PRO FORMA
                        GROWTH FUND       LIBRA FUND      BUYING FUND                       BUYING FUND
                       CLASS A SHARES   CLASS A SHARES   CLASS A SHARES    ADJUSTMENTS     CLASS A SHARES
                       --------------   --------------   --------------   --------------   --------------
Net Assets...........   $80,117,010      $32,912,921     $1,695,270,517      $(93,972)     $1,808,206,476
Shares Outstanding...    11,139,293        2,392,206        162,830,117        (9,027)        173,676,832
Net Asset Value Per
  Share..............   $      7.19      $     13.76     $        10.41      $  10.41      $        10.41

                           EMERGING                                                        PRO FORMA
                         GROWTH FUND       LIBRA FUND      BUYING FUND                    BUYING FUND
                        CLASS B SHARES   CLASS B SHARES   CLASS B SHARES   ADJUSTMENTS   CLASS B SHARES
                        --------------   --------------   --------------   -----------   --------------
Net Assets............   $47,351,845      $10,115,711     $  263,012,057    $(48,642)    $  320,430,971
Shares Outstanding....     6,787,325          746,276         26,594,448      (4,918)        32,402,227
Net Asset Value Per
  Share...............   $      6.98      $     13.55     $         9.89    $   9.89     $         9.89

                           EMERGING                                                        PRO FORMA
                         GROWTH FUND       LIBRA FUND      BUYING FUND                    BUYING FUND
                        CLASS C SHARES   CLASS C SHARES   CLASS C SHARES   ADJUSTMENTS   CLASS C SHARES
                        --------------   --------------   --------------   -----------   --------------
Net Assets............   $17,268,145      $ 5,370,971     $   74,162,966    $(19,386)    $   96,782,696
Shares Outstanding....     2,476,321          395,785          7,499,795      (1,960)         9,786,082
Net Asset Value Per
  Share...............   $      6.97      $     13.57     $         9.89        9.89     $         9.89

                           EMERGING                                                        PRO FORMA
                         GROWTH FUND       LIBRA FUND      BUYING FUND                    BUYING FUND
                        CLASS R SHARES   CLASS R SHARES   CLASS R SHARES   ADJUSTMENTS   CLASS R SHARES
                        --------------   --------------   --------------   -----------   --------------
Net Assets............            --               --     $    3,226,776    $     --     $    3,226,776
Shares Outstanding....            --               --            312,139          --            312,139
Net Asset Value Per
  Share...............            --               --     $        10.34    $     --     $        10.34

                           EMERGING                                                        PRO FORMA
                         GROWTH FUND       LIBRA FUND      BUYING FUND                    BUYING FUND
                        INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL                  INSTITUTIONAL
                         CLASS SHARES     CLASS SHARES     CLASS SHARES    ADJUSTMENTS    CLASS SHARES
                        --------------   --------------   --------------   -----------   --------------
Net Assets............            --               --     $      139,523    $     --     $      139,523
Shares Outstanding....            --               --             13,193    $     --             13,193
Net Asset Value Per
  Share...............            --               --     $        10.58    $     --     $        10.58

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                         BUYING FUND AND SELLING FUNDS

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix III: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to each Selling Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see "Fund Performance" for more information about the performance of each Selling Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of each Selling Fund; (iii) see "Share Price" for more information about the pricing of shares of each Selling Fund;
(iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of each Selling Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about each Selling Fund's policy with respect to dividends and distributions.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which AEF and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of AEF's registration statement containing the Emerging Growth Fund Prospectus and related Statement of Additional Information and the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Emerging Growth Fund Prospectus and Buying Fund Prospectus are incorporated herein by reference. The SEC file number of AIF's registration statement containing the Libra Fund Prospectus and related Statement of Additional Information is Registration No. 811-05426. Such Libra Fund Prospectus is incorporated herein by reference.

     AIF and AEF are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by AIF and AEF (including the Registration Statement of AEF relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding AEF and AIF and other registrants that file electronically with the SEC.

               INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Boards are soliciting your proxy to vote at the Special Meetings and at any adjournments of the Special Meetings. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meetings. However, you do not need to attend the Special Meetings to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     AEF and AIF intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote. Shareholders of record of each Selling Fund as of the close of business on April 22, 2005 (the "Record Date") are entitled to vote at the Special Meetings. The number of shares outstanding of each class of shares of each Selling Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETINGS

     We are holding both of the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meetings and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call AEF and AIF at (800) 952-3502 if you plan to attend the Special Meetings.

VOTING BY PROXY

     Whether you plan to attend the Special Meetings or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meetings and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meetings, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Plans, as recommended by the Boards, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meetings.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of AEF or AIF in writing to the address set forth on the cover page of this Proxy Statement/Prospectus before the Special Meetings that you have revoked your proxy. In addition, although merely attending the Special Meetings will not revoke your proxy, if you are present at the Special Meetings you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of each Selling Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

     If a quorum is not present at the Special Meetings or a quorum is present but sufficient votes to approve the Plans are not received, the persons named as proxies may propose one or more adjournments of the Special Meetings to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meetings in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganizations in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganizations against such adjournment. A shareholder vote may be taken on the Reorganizations prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     If a quorum is present with respect to the Emerging Growth Fund Special Meeting, the affirmative vote of the majority of shares cast is required to approve the Emerging Growth Fund Plan. It is not a condition to consummation of the Emerging Growth Fund Reorganization that Libra Fund shareholders approve the Libra Fund Plan.

     If a quorum is present with respect to the Libra Fund Special Meeting, the affirmative vote of the majority of shares cast is required to approve the Libra Fund Plan. It is not a condition to consummation of the Libra Fund Reorganization that Emerging Growth Fund shareholders approve the Emerging Growth Fund Plan.

     Abstentions and broker non-votes are counted as present but not considered votes cast at the Special Meetings.

PROXY SOLICITATION

     AEF and AIF will solicit proxies for the Special Meetings. AEF and AIF expect to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile or personal interview. AEF's and AIF's officers will not receive any additional or special compensation for any such solicitation. Emerging Growth Fund will bear all of the costs and expenses incurred in connection with the Emerging Growth Fund Reorganization, including solicitation costs. Solicitation costs are expected to be approximately $24,300. Libra Fund and AIM will each bear 50% of the costs and expenses incurred in connection with the Libra Fund Reorganization, including solicitation costs. Solicitation costs are expected to be approximately $2,900.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special

Meetings, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of AEF and AIF owned 5% or more of any class of the outstanding shares of each Selling Fund can be found at Exhibit E.

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of AEF owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of each Selling Fund's shares by trustees and current executive officers of AEF and AIF can be found in Exhibit E. Information regarding the ownership of each class of Buying Fund's shares by trustees and current executive officers of AEF can be found in Exhibit F.

                                   EXHIBIT A

 CLASSES OF SHARES OF EACH SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF
                                  BUYING FUND

  CLASSES OF SHARES OF    CLASSES OF SHARES OF  CORRESPONDING CLASSES OF
AIM EMERGING GROWTH FUND     AIM LIBRA FUND      SHARES OF BUYING FUND
------------------------  --------------------  ------------------------
        Class A                 Class A                 Class A
        Class B                 Class B                 Class B
        Class C                 Class C                 Class C

                                   EXHIBIT B

         COMPARISON OF PERFORMANCE OF EACH SELLING FUND AND BUYING FUND

                                 (Selling Fund)
                            AIM EMERGING GROWTH FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                   BAR CHART

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -20.29%
2002...................................................................  -33.90%
2003...................................................................   51.74%
2004...................................................................    9.94%

     During the periods shown in the bar chart, the highest quarterly return was 38.43% (quarter ended December 31, 2001) and the lowest quarterly return was (37.12)% (quarter ended September 30, 2001). The year-to-date return of AIM Emerging Growth Fund as of March 31, 2005 was (5.42)%.

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
(including sales charges)

                                                                    SINCE       INCEPTION
(FOR THE PERIOD ENDED DECEMBER 31, 2004)               1 YEAR     INCEPTION       DATE
----------------------------------------               ------     ---------     ---------
CLASS A
  Return before taxes................................   3.90%       (6.84)%     03/31/00
  Return after taxes on distributions................   3.90        (7.22)
  Return after taxes on distributions and sale of
     fund shares.....................................   2.54        (5.90)
CLASS B
  Return before taxes................................   4.23        (6.69)      03/31/00
CLASS C
  Return before taxes................................   8.08        (6.34)      03/31/00
S&P 500 Index(2).....................................  10.87        (2.88)      03/31/00
Russell Midcap(TM) Growth Index(3)...................  15.48        (7.34)      03/31/00
Lipper Mid-Cap Growth Index(4).......................  14.03        (8.97)      03/31/00

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also included the Russell Midcap(TM) Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The Russell Midcap(TM) Growth Index measures the performance of those securities in the Russell Midcap(TM) Index with a higher than average growth forecast. The Russell Midcap(TM) Index measures the performance of the 800 smallest companies in the Russell 1000(TM)Index.

(4) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value compared to the S&P MidCap 400 Index.

                                 (Selling Fund)
                                 AIM LIBRA FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                   BAR CHART

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   43.19%
2004...................................................................    0.81%

     During the periods shown in the bar chart, the highest quarterly return was 21.96% (quarter ended June 30, 2003) and the lowest quarterly return was (6.19)% (quarter ended September 30, 2004). The year-to-date return of AIM Libra Fund as of March 31, 2005 was (4.58)%.

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
(including sales charges)

                                                                     SINCE     INCEPTION
(FOR THE PERIOD ENDED DECEMBER 31, 2004)                  1 YEAR   INCEPTION     DATE
----------------------------------------                  ------   ---------   ---------
CLASS A
  Return before taxes...................................  (4.71)%    12.95%     11/01/02
  Return after taxes on distributions...................  (4.71)     12.94
  Return after taxes on distributions and sale of fund
     shares.............................................  (3.06)     11.11
CLASS B
  Return before taxes...................................  (4.85)     13.93      11/01/02
CLASS C
  Return before taxes...................................  (0.85)     15.19      11/01/02
S&P 500 Index(1)........................................  10.87      17.64(2)   10/31/02(2)
Russell Midcap(TM) Growth Index(3)......................  15.48      26.69(2)   10/31/02(2)
Lipper Multi-Cap Growth Fund Index(4)...................  11.26      19.92(2)   10/31/02(2)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell Midcap Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) has been included for comparison to a peer group.

(2) The average annual total return given is since the month end closest to the inception date of each class.

(3) The Russell Midcap(TM) Growth Index measures the performance of those securities in the Russell Midcap(TM) Index with a higher than average growth forecast.

(4) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth Classification. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index.

                                 (Buying Fund)
                           AIM AGGRESSIVE GROWTH FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                   BAR CHART

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   41.51%
1996...................................................................   14.34%
1997...................................................................   12.24%
1998...................................................................    4.99%
1999...................................................................   44.98%
2000...................................................................    3.00%
2001...................................................................  -26.00%
2002...................................................................  -22.65%
2003...................................................................   27.36%
2004...................................................................   11.81%

     During the periods shown in the bar chart, the highest quarterly return was 31.35% (quarter ended December 31, 1999) and the lowest quarterly return was (24.66)% (quarter ended September 30, 2001). The year-to-date return of AIM Aggressive Growth Fund as of March 31, 2005 was (2.88)%.

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
(including sales charges)

                                                                           SINCE       INCEPTION
(FOR THE PERIOD ENDED DECEMBER 31, 2004)  1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)     DATE
----------------------------------------  ------   -------   --------   ------------   ---------
CLASS A
  Return before taxes.................     5.69%    (4.52)%    8.17%          --       05/01/84
  Return after taxes on distributions...   5.69     (5.33)     7.15           --
  Return after taxes on distributions
     and sale of fund shares..........     3.70     (3.88)     6.94           --
CLASS B
  Return before taxes.................     6.00     (4.48)       --         4.30%      03/01/99
CLASS C
  Return before taxes.................    10.00     (4.17)       --         4.43       03/01/99
CLASS R(2)
  Return before taxes.................    11.54     (3.68)     8.51           --       05/01/84(2)
S & P 500 Index(3)....................    10.87     (2.30)    12.07           --             --
Russell Midcap(TM) Growth Index(4)....    15.48     (3.36)    11.23           --
Russell 2500(R) Growth Index(5).......    14.59     (2.32)     9.66           --             --
Lipper MidCap Growth Fund Index(6)....    14.03     (6.07)     9.68           --             --

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for the one-year period are the historical returns of the fund's Class R shares. The returns shown for the five- and ten-year periods and since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for period prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.

(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also elected to use the Russell Midcap(TM) Growth Index as its style specific index rather than the Russell 2500(R) Growth Index because the fund believes the Russell Midcap(TM) Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, Lipper MidCap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(4) The Russell Midcap(TM) Growth Index measures the performance of those securities in the Russell Midcap(TM) Index with a higher than average growth forecast. The Russell Midcap(TM) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies domiciled in the United States.

(5) The Russell 2500(R) Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the 2,500 smallest companies, which represents approximately 16% of the market capitalization, of the Russell 3000(R) Index. The Russell 3000(R) Index includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. equity market.

(6) The Lipper MidCap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper MidCap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                                   EXHIBIT C

                   COMPARISON FEE TABLES AND EXPENSE EXAMPLES

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of AIM Emerging Growth Fund and AIM Libra Fund (each a "Selling Fund") and Class A, Class B, Class C, Class R and Institutional Class shares of AIM Aggressive Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Funds into Buying Fund are also provided. There is no guarantee that actual expenses will be the same as those shown in the table.

                                                                AIM EMERGING GROWTH FUND                    AIM LIBRA FUND
                                                                      SELLING FUND                           SELLING FUND
                                                                    (AS OF 10/31/04)                      (AS OF 10/31/04)
                                                              ------------------------------        -------------------------------
                                                              CLASS A      CLASS B   CLASS C        CLASS A      CLASS B    CLASS C
                                                              SHARES       SHARES    SHARES         SHARES        SHARES    SHARES
                                                              -------      -------   -------        -------      -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase (as a
 percentage of offering price)..............................  5.50%          None      None         5.50%         None        None
Maximum Deferred Sales Charge
(as a percentage of original purchase price or redemption
 proceeds, as applicable)...................................  None(1),(2)   5.00%      1.00%        None(1),(2)   5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted from fund assets)
Management fees.............................................  0.85%          0.85%     0.85%         0.85%        0.85%       0.85%
Distribution and/or Service (12b-1) Fees....................  0.35%          1.00%     1.00%         0.35%        1.00%       1.00%
Other Expenses..............................................  0.66%          0.66%     0.66%         0.65%        0.65%       0.65%
Total Annual Fund Operating Expenses........................  1.86%          2.51%     2.51%         1.85%        2.50%       2.50%
Fee Waiver(5),(6)...........................................  0.10%          0.10%     0.10%         0.10%        0.10%       0.10%
Net Annual Fund Operating Expenses(7),(8),(9)...............  1.76%          2.41%     2.41%         1.75%        2.40%       2.40%


                                                                                AIM AGGRESSIVE GROWTH FUND
                                                                                      BUYING FUND
                                                                                    (AS OF 10/31/04)
                                                              ----------------------------------------------------------
                                                              CLASS A         CLASS B   CLASS C   CLASS R   INSTITUTIONAL
                                                              SHARES          SHARES    SHARES    SHARES    CLASS SHARES
                                                              -------         -------   -------   -------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase (as a
 percentage of offering price)..............................  5.50%            None      None      None         None
Maximum Deferred Sales Charge
(as a percentage of original purchase price or redemption
 proceeds, as applicable)...................................   None(1),(2)     5.00%     1.00%     None(3)      None
ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted from fund assets)
Management fees.............................................  0.64%             0.64%     0.64%     0.64%       0.64%
Distribution and/or Service (12b-1) Fees....................  0.25%             1.00%     1.00%     0.50%          --
Other Expenses..............................................  0.41%             0.41%     0.41%     0.41%       0.09%
Total Annual Fund Operating Expenses........................  1.30%             2.05%     2.05%     1.55%       0.73%
Fee Waiver(5),(6)...........................................     --                --        --        --          --
Net Annual Fund Operating Expenses(7),(8),(9)...............  1.30%             2.05%     2.05%     1.55%       0.73%

                                                                                 AIM AGGRESSIVE GROWTH FUND
                                                                                        BUYING FUND
                                                                                    PRO FORMA COMBINED
                                                                                     (AS OF 10/31/04)
                                                              -----------------------------------------------------------
                                                              CLASS A         CLASS B   CLASS C   CLASS R   INSTITUTIONAL
                                                              SHARES          SHARES    SHARES    SHARES    CLASS SHARES
                                                              -------         -------   -------   -------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase (as a
 percentage of offering price)..............................  5.50%            None      None      None         None
Maximum Deferred Sales Charge
(as a percentage of original purchase price or redemption
 proceeds, as applicable)...................................   None(1),(2)     5.00%    1.00%      None(3)      None
ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted from fund assets)
Management fees.............................................  0.64%            0.64%     0.64%     0.64%        0.64%
Distribution and/or Service (12b-1) Fees....................  0.25%            1.00%     1.00%     0.50%           --
Other Expenses..............................................  0.43%            0.43%     0.43%     0.43%        0.09%
Total Annual Fund Operating Expenses........................  1.32%            2.07%     2.07%     1.57%        0.73%
Fee Waiver(5),(6)...........................................     --               --        --        --           --
Net Annual Fund Operating Expenses(7),(8),(9)...............  1.32%            2.07%     2.07%     1.57%        0.73%

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) Effective January 1, 2005 through December 31, 2009, the advisor for AIM Emerging Growth Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

(6) Effective January 1, 2005 through June 30, 2006, the advisor for AIM Libra Fund and AIM Aggressive Growth Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver, if any, reflects this agreement. Upon the closing of the Reorganization with AIM Emerging Growth Fund, the advisor will extend the commitment date of this agreement to December 31, 2009.

(7) The investment advisor for AIM Emerging Growth Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. The investment advisor for AIM Libra Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.80%, 2.45% and 2.45%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the funds benefit are in the form of credits that the funds receive from banks where the funds or their transfer agent have deposit accounts in which they hold uninvested cash. Those credits are used to pay certain expenses incurred by the funds. Upon closing of the Reorganizations, the advisor has agreed to voluntarily limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of AIM Aggressive Growth Fund Class A, Class B, Class C, Class R and Institutional Class to 1.70%, 2.45%, 2.45%, 1.85% and 1.45%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

(8) At the request of the Trustees of AIM Equity Funds and AIM Investment Funds, AMVESCAP has agreed to reimburse the Trusts for fund expenses related to market timing matters.

(9) AIM Emerging Growth Fund and AIM Libra Fund will incur expenses related to the Reorganization. To the extent these expenses are in excess of the expense limitation arrangement for AIM Libra Fund, the Advisor will reimburse the expenses to the fund.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of each Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Funds into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
EMERGING GROWTH FUND (SELLING FUND)
Class A.............................................  $719   $1,074   $1,452   $2,566
Class B.............................................   744    1,051    1,485    2,643
Class C.............................................   344      751    1,285    2,803
LIBRA FUND (SELLING FUND)
Class A.............................................  $718   $1,091   $1,487   $2,592
Class B.............................................   743    1,069    1,522    2,669
Class C.............................................   343      769    1,322    2,828
AGGRESSIVE GROWTH FUND (BUYING FUND)
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   708      943    1,303    2,187
Class C.............................................   308      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906
AGGRESSIVE GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $677   $  945   $1,234   $2,053
Class B.............................................   710      949    1,314    2,208
Class C.............................................   310      649    1,114    2,400
Class R.............................................   160      496      855    1,867
Institutional Class.................................    75      233      406      906

     You would pay the following expenses if you did not redeem your shares:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
EMERGING GROWTH FUND (SELLING FUND)
Class A.............................................  $719   $1,074   $1,452   $2,566
Class B.............................................   244      751    1,285    2,643
Class C.............................................   244      751    1,285    2,803
LIBRA FUND (SELLING FUND)
Class A.............................................  $718   $1,091   $1,487   $2,592
Class B.............................................   243      769    1,322    2,669
Class C.............................................   243      769    1,322    2,828
AGGRESSIVE GROWTH FUND (BUYING FUND)
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   208      643    1,103    2,187
Class C.............................................   208      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906
AGGRESSIVE GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $677   $  945   $1,234   $2,053
Class B.............................................   210      649    1,114    2,208
Class C.............................................   210      649    1,114    2,400
Class R.............................................   160      496      855    1,867
Institutional Class.................................    75      233      406      906

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUNDS' AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUNDS' OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT C

                   COMPARISON FEE TABLES AND EXPENSE EXAMPLES

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of AIM Emerging Growth Fund ("Selling Fund") and Class A, Class B, Class C, Class R and Institutional Class shares of AIM Aggressive Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. There is no guarantee that actual expenses will be the same as those shown in the table.

                                                                 AIM EMERGING GROWTH FUND      AIM AGGRESSIVE GROWTH FUND BUYING
                                                              SELLING FUND (AS OF 10/31/04)           FUND (AS OF 10/31/04)
                                                              ------------------------------   -------
                                                              CLASS A      CLASS B   CLASS C   CLASS A
                                                              SHARES       SHARES    SHARES    SHARES
                                                              -------      -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase (as a
 percentage of offering price)..............................   5.50%        None      None      5.50%
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)......   None(1),(2)  5.00%     1.00%     None(1),(2)
ANNUAL FUND OPERATING EXPENSES(4)
 (expenses that are deducted from fund assets)
Management fees.............................................   0.85%        0.85%     0.85%     0.64%
Distribution and/or Service (12b-1) Fees....................   0.35%        1.00%     1.00%     0.25%
Other Expenses..............................................   0.66%        0.66%     0.66%     0.41%
Total Annual Fund Operating Expenses........................   1.86%        2.51%     2.51%     1.30%
Fee Waiver(5)...............................................   0.10%        0.10%     0.10%       --
Net Annual Fund Operating Expenses(6),(7),(8)...............   1.76%        2.41%     2.41%     1.30%


                                                            GRESSIVE GROWTH FUND BUYING FUND (AS OF 10/31/04)
                                                                    --------------------------------------------------
                                                                          CLASS B   CLASS C   CLASS R    INSTITUTIONAL
                                                                          SHARES    SHARES    SHARES     CLASS SHARES
                                                                          -------   -------   -------    -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase (as a
 percentage of offering price)..............................               None      None      None          None
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)......               5.00%     1.00%     None(3)       None
ANNUAL FUND OPERATING EXPENSES(4)
 (expenses that are deducted from fund assets)
Management fees.............................................               0.64%     0.64%     0.64%         0.64%
Distribution and/or Service (12b-1) Fees....................               1.00%     1.00%     0.50%           --
Other Expenses..............................................               0.41%     0.41%     0.41%         0.09%
Total Annual Fund Operating Expenses........................               2.05%     2.05%     1.55%         0.73%
Fee Waiver(5)...............................................                 --        --        --            --
Net Annual Fund Operating Expenses(6),(7),(8)...............               2.05%     2.05%     1.55%         0.73%

                                                                  AIM AGGRESSIVE GROWTH FUND BUYING FUND PRO FORMA
                                                                              COMBINED (AS OF 10/31/04)
                                                              ---------------------------------------------------------
                                                              CLASS A      CLASS B   CLASS C   CLASS R    INSTITUTIONAL
                                                              SHARES       SHARES    SHARES    SHARES     CLASS SHARES
                                                              -------      -------   -------   -------    -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase (as a
 percentage of offering price)..............................   5.50%        None      None      None          None
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)......   None(1),(2)  5.00%     1.00%     None(3)       None
ANNUAL FUND OPERATING EXPENSES(4)
 (expenses that are deducted from fund assets)
Management fees.............................................   0.64%        0.64%     0.64%     0.64%         0.64%
Distribution and/or Service (12b-1) Fees....................   0.25%        1.00%     1.00%     0.50%           --
Other Expenses..............................................   0.42%        0.42%     0.42%     0.42%         0.09%
Total Annual Fund Operating Expenses........................   1.31%        2.06%     2.06%     1.56%         0.73%
Fee Waiver(5)...............................................     --           --        --        --            --
Net Annual Fund Operating Expenses(6),(7),(8)...............   1.31%        2.06%     2.06%     1.56%         0.73%

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) Effective January 1, 2005 through December 31, 2009, the advisor for AIM Emerging Growth Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. Effective January 1, 2005, through June 30, 2006, the advisor for AIM Aggressive Growth Fund has contractually agreed to waive a portion of the advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver, if any, reflects these agreements.

(6) The investment advisor for AIM Emerging Growth Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Upon closing of the Reorganization, the advisor has agreed to voluntarily limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of AIM Aggressive Growth Fund Class A, Class B, Class C, Class R and Institutional Class to 1.90%, 2.65%, 2.65%, 2.15% and 1.65%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

(7) At the request of the Trustees of AIM Equity Funds and AIM Investment Funds, AMVESCAP has agreed to reimburse the Trusts for fund expenses related to market timing matters.

(8) AIM Emerging Growth Fund will incur additional expenses in connection with the Reorganization.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
EMERGING GROWTH FUND (SELLING FUND)
Class A.............................................  $719   $1,074   $1,452   $2,566
Class B.............................................   744    1,051    1,485    2,643
Class C.............................................   344      751    1,285    2,803
AGGRESSIVE GROWTH FUND (BUYING FUND)
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   708      943    1,303    2,187
Class C.............................................   308      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906
AGGRESSIVE GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $676   $  942   $1,229   $2,042
Class B.............................................   709      946    1,308    2,197
Class C.............................................   309      646    1,108    2,390
Class R.............................................   159      493      850    1,856
Institutional Class.................................    75      233      406      906

     You would pay the following expenses if you did not redeem your shares:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
EMERGING GROWTH FUND (SELLING FUND)
Class A.............................................  $719   $1,074   $1,452   $2,566
Class B.............................................   244      751    1,285    2,643
Class C.............................................   244      751    1,285    2,803
AGGRESSIVE GROWTH FUND (BUYING FUND)
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   208      643    1,103    2,187
Class C.............................................   208      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906
AGGRESSIVE GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $676   $  942   $1,229   $2,042
Class B.............................................   209      646    1,108    2,197
Class C.............................................   209      646    1,108    2,390
Class R.............................................   159      493      850    1,856
Institutional Class.................................    75      233      406      906

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT C

                   COMPARISON FEE TABLES AND EXPENSE EXAMPLES
FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of AIM Libra Fund ("Selling Fund") and Class A, Class B, Class C, Class R and Institutional Class shares of AIM Aggressive Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. There is no guarantee that actual expenses will be the same as those shown in the table.

                                             AIM LIBRA FUND                          AIM AGGRESSIVE GROWTH FUND
                                              SELLING FUND                                  BUYING FUND
                                            (AS OF 10/31/04)                              (AS OF 10/31/04)
                                     ------------------------------   --------------------------------------------------------
                                     CLASS A      CLASS B   CLASS C   CLASS A      CLASS B   CLASS C   CLASS R   INSTITUTIONAL
                                     SHARES       SHARES    SHARES    SHARES       SHARES    SHARES    SHARES    CLASS SHARES
                                     -------      -------   -------   -------      -------   -------   -------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed
 on Purchase (as a percentage of
 offering price)...................  5.50%         None      None     5.50%         None      None      None         None
Maximum Deferred Sales Charge (as a
 percentage of original purchase
 price or redemption proceeds, as
 applicable).......................   None(1)(2)  5.00%     1.00%      None(1)(2)  5.00%     1.00%      None(3)      None
ANNUAL FUND OPERATING EXPENSES(4)
 (expenses that are deducted from
 fund assets)
Management fees....................  0.85%        0.85%     0.85%     0.64%        0.64%     0.64%     0.64%        0.64%
Distribution and/or Service (12b-1)
 Fees..............................  0.35%        1.00%     1.00%     0.25%        1.00%     1.00%     0.50%           --
Other Expenses.....................  0.65%        0.65%     0.65%     0.41%        0.41%     0.41%     0.41%        0.09%
Total Annual Fund Operating
 Expenses..........................  1.85%        2.50%     2.50%     1.30%        2.05%     2.05%     1.55%        0.73%
Fee Waiver(5)......................  0.10%        0.10%     0.10%        --           --        --        --           --
Net Annual Fund Operating
 Expenses(6),(7),(8)...............  1.75%        2.40%     2.40%     1.30%        2.05%     2.05%     1.55%        0.73%

                                                    AIM AGGRESSIVE GROWTH FUND
                                                           BUYING FUND
                                                        PRO FORMA COMBINED
                                                         (AS OF 10/31/04)
                                     --------------------------------------------------------
                                     CLASS A      CLASS B   CLASS C   CLASS R   INSTITUTIONAL
                                     SHARES       SHARES    SHARES    SHARES    CLASS SHARES
                                     -------      -------   -------   -------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed
 on Purchase (as a percentage of
 offering price)...................  5.50%         None      None      None         None
Maximum Deferred Sales Charge (as a
 percentage of original purchase
 price or redemption proceeds, as
 applicable).......................   None(1)(2)  5.00%     1.00%      None(3)      None
ANNUAL FUND OPERATING EXPENSES(4)
 (expenses that are deducted from
 fund assets)
Management fees....................  0.64%        0.64%     0.64%     0.64%        0.64%
Distribution and/or Service (12b-1)
 Fees..............................  0.25%        1.00%     1.00%     0.50%           --
Other Expenses.....................  0.41%        0.41%     0.41%     0.41%        0.09%
Total Annual Fund Operating
 Expenses..........................  1.30%        2.05%     2.05%     1.55%        0.73%
Fee Waiver(5)......................     --           --        --        --           --
Net Annual Fund Operating
 Expenses(6),(7),(8)...............  1.30%        2.05%     2.05%     1.55%        0.73%

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) Effective January 1, 2005, through June 30, 2006, the advisor for AIM Libra Fund and AIM Aggressive Growth Fund has contractually agreed to waive a portion of the advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver, if any, reflects these agreements.

(6) The investment advisor for AIM Libra Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Upon closing of the Reorganization, the advisor has agreed to voluntarily limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of AIM Aggressive Growth Fund Class A, Class B, Class C, Class R and Institutional Class to 1.70%, 2.45%, 2.45%, 1.85% and 1.45%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

(7) At the request of the Trustees of AIM Equity Funds and AIM Investment Funds, AMVESCAP has agreed to reimburse the Trusts for fund expenses related to market timing matters.

(8) AIM Libra Fund may incur additional expenses related to the Reorganization. To the extent these expenses are in excess of the expense limitation arrangement, the advisor will reimburse the expenses to the Fund.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
LIBRA FUND (SELLING FUND)
Class A.............................................  $718   $1,091   $1,487   $2,592
Class B.............................................   743    1,069    1,522    2,669
Class C.............................................   343      769    1,322    2,828
AGGRESSIVE GROWTH FUND (BUYING FUND)
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   708      943    1,303    2,187
Class C.............................................   308      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906
AGGRESSIVE GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   708      943    1,303    2,187
Class C.............................................   308      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906

     You would pay the following expenses if you did not redeem your shares:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
LIBRA FUND (SELLING FUND)
Class A.............................................  $718   $1,091   $1,487   $2,592
Class B.............................................   243      769    1,322    2,669
Class C.............................................   243      769    1,322    2,828
AGGRESSIVE GROWTH FUND (BUYING FUND)
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   208      643    1,103    2,187
Class C.............................................   208      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906
AGGRESSIVE GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $675   $  939   $1,224   $2,032
Class B.............................................   208      643    1,103    2,187
Class C.............................................   208      643    1,103    2,379
Class R.............................................   158      490      845    1,845
Institutional Class.................................    75      233      406      906

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

      SHARES OUTSTANDING OF EACH CLASS OF EACH SELLING FUND ON RECORD DATE

     As of April 22, 2005, there were the following number of shares outstanding of each class of each Selling Fund:

AIM EMERGING GROWTH FUND
------------------------
Class A shares: ............................................   9,945,693.068
Class B shares: ............................................   5,993,678.855
Class C shares: ............................................   2,112,133.872

AIM LIBRA FUND
--------------
Class A shares: ............................................   1,404,222.713
Class B shares: ............................................     542,455.460
Class C shares: ............................................     253,401.495

                                   EXHIBIT E

                    OWNERSHIP OF SHARES OF EACH SELLING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of AEF and AIF owned 5% or more of any class of the outstanding shares of each Selling Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Selling Fund is presumed to "control" that selling fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

AIM EMERGING GROWTH FUND

                                                                NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                             CLASS OF SHARES   SHARES OWNED       RECORD*
----------------                             ---------------   ------------   ----------------
Merrill Lynch Pierce Fenner & Smith........    Class A          801,551.58          8.06%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith........    Class C          235,708.90         11.16%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484

---------------

* AEF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

AIM LIBRA FUND

                                                                NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                             CLASS OF SHARES   SHARES OWNED       RECORD*
----------------                             ---------------   ------------   ----------------
Merrill Lynch Pierce Fenner & Smith........    Class A          217,995.55         15.52%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Gary T. Crum...............................    Class A           96,924.50          6.90%
  11 East Greenway Plaza Suite 2600
  Houston, TX 77046-1100
Merrill Lynch Pierce Fenner & Smith........    Class B           44,204.75          8.15%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith........    Class C           70,666.13         27.89%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of AEF, the ownership of shares of AIM Emerging Growth Fund by executive officers and trustees of AEF as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005. To the best of the knowledge of AIF, the ownership of shares of AIM Libra Fund by executive officers and trustees of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                   EXHIBIT F

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of AEF owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                 CLASS OF     NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                                  SHARES    SHARES OWNED     OF RECORD*
----------------                                 --------   -------------   -------------
John Hancock Life Insurance Co. USA............  Class A    28,938,453.57      14.18%
  250 Bloor Street East 7th Floor
  Toronto, ON M4W 1E5
  Canada
Merrill Lynch Pierce Fenner & Smith............  Class A    13,623,923.63       6.68%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets House Acct............  Class A    10,413,931.06       5.10%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith............  Class C       925,568.22      10.84%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484

---------------

* AEF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of AEF, the ownership of shares of AIM Aggressive Growth Fund by executive officers and trustees of AEF as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                                                  APPENDIX I

                             PLAN OF REORGANIZATION

                                       FOR

                            AIM EMERGING GROWTH FUND,

                             A SEPARATE PORTFOLIO OF

                                AIM EQUITY FUNDS

                                 MARCH 22, 2005

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE 1 DEFINITIONS......................................................    1
           SECTION 1.1.    Definitions.....................................    1

ARTICLE 2 TRANSFER OF ASSETS...............................................    4
           SECTION 2.1.    Reorganization of Selling Fund..................    4
           SECTION 2.2.    Computation of Net Asset Value..................    5
           SECTION 2.3.    Valuation Date..................................    5
           SECTION 2.4.    Delivery........................................    5
           SECTION 2.5.    Termination of Series and Redemption of Selling
                           Fund Shares.....................................    6
           SECTION 2.6.    Issuance of Buying Fund Shares..................    6
           SECTION 2.7.    Investment Securities...........................    6
           SECTION 2.8.    Liabilities.....................................    6

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLING FUND...................    6
           SECTION 3.1.    Registration and Regulation of Selling Fund.....    6
           SECTION 3.2.    Selling Fund Financial Statements...............    7
           SECTION 3.3.    No Material Adverse Changes; Contingent
                           Liabilities.....................................    7
           SECTION 3.4.    Selling Fund Shares; Business Operations........    7
           SECTION 3.5.    Accountants.....................................    8
           SECTION 3.6.    Binding Obligation..............................    8
           SECTION 3.7.    No Breaches or Defaults.........................    8
           SECTION 3.8.    Permits.........................................    9
           SECTION 3.9.    No Actions, Suits or Proceedings................    9
           SECTION 3.10.   Contracts.......................................    9
           SECTION 3.11.   Properties and Assets...........................    9
           SECTION 3.12.   Taxes...........................................    9
           SECTION 3.13.   Benefit and Employment Obligations..............   10
           SECTION 3.14.   Voting Requirements.............................   10
           SECTION 3.15.   State Takeover Statutes.........................   10
           SECTION 3.16.   Books and Records...............................   10
           SECTION 3.17.   Prospectus and Statement of Additional
                           Information.....................................   10
           SECTION 3.18.   No Distribution.................................   11
           SECTION 3.19.   Liabilities of Selling Fund.....................   11
           SECTION 3.20.   Shareholder Expenses............................   11

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYING FUND....................   11
           SECTION 4.1.    Registration and Regulation of Buying Fund......   11
           SECTION 4.2.    Buying Fund Financial Statements................   11
           SECTION 4.3.    No Material Adverse Changes; Contingent
                           Liabilities.....................................   11
           SECTION 4.4.    Registration of Buying Fund Shares..............   12
           SECTION 4.5.    Accountants.....................................   12
           SECTION 4.6.    Binding Obligation..............................   13
           SECTION 4.7.    No Breaches or Defaults.........................   13
           SECTION 4.8.    Permits.........................................   13

           SECTION 4.9.    No Actions, Suits or Proceedings................   13
           SECTION 4.10.   Taxes...........................................   14
           SECTION 4.11.   Representations Concerning the Reorganization...   14
           SECTION 4.12.   Prospectus and Statement of Additional
                           Information.....................................   15

ARTICLE 4A CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND..................   15
           SECTION 4A.1    No Governmental Actions.........................   15
           SECTION 4A.2    No Brokers......................................   15
           SECTION 4A.3    Value of Shares.................................   15
           SECTION 4A.4    Intercompany Indebtedness; Consideration........   15
           SECTION 4A.5    Authorizations or Consents......................   16
           SECTION 4A.6    No Bankruptcy Proceedings.......................   16

ARTICLE 5 COVENANTS........................................................   16
           SECTION 5.1.    Conduct of Business.............................   16
           SECTION 5.2.    Expenses........................................   16
           SECTION 5.3.    Further Assurances..............................   16
           SECTION 5.4.    Consents, Approvals and Filings.................   17
           SECTION 5.5.    Submission of Plan to Shareholders..............   17

ARTICLE 6 FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION...............   17
           SECTION 6.1.    Further Conditions Precedent with respect to
                           Both Funds......................................   17

ARTICLE 7 TERMINATION OF PLAN..............................................   19
           SECTION 7.1.    Termination.....................................   19
           SECTION 7.2.    Survival After Termination......................   19

ARTICLE 8 MISCELLANEOUS....................................................   19
           SECTION 8.1.    Survival of Representations, Warranties and
                           Covenants.......................................   19
           SECTION 8.2.    Governing Law...................................   19
           SECTION 8.3.    Binding Effect, Persons Benefiting, No
                           Assignment......................................   19
           SECTION 8.4.    Obligations of Trust............................   20
           SECTION 8.5.    Amendments......................................   20
           SECTION 8.6.    Entire Plan; Exhibits and Schedules.............   20
           SECTION 8.7.    Successors and Assigns; Assignment..............   20

EXHIBIT A           Excluded Liabilities of Selling Fund
SCHEDULE 2.1        Classes of Shares of Selling Fund and
                    Corresponding Classes of Shares of Buying
                    Fund
SCHEDULE 3.3        Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.3        Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.4(a)     Classes of Shares of Buying Fund
SCHEDULE 4.11(b)    Permitted Reorganizations of Funds
SCHEDULE 6.2(j)     Tax Opinions

                             PLAN OF REORGANIZATION

            PLAN OF REORGANIZATION, dated as of March 22, 2005 (this "Plan"), is adopted by AIM Equity Funds, a Delaware statutory trust ("Trust"), acting on behalf of AIM Emerging Growth Fund ("Selling Fund") and AIM Aggressive Growth Fund ("Buying Fund"), each a separate series of Trust.

                                   WITNESSETH

            WHEREAS, Trust is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund and Buying Fund, for sale to the public; and

            WHEREAS, Investment Adviser (as defined below) provides investment advisory services to Trust; and

            WHEREAS, the Trust desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Trust of shares of Buying Fund in the manner set forth in this Plan; and

            WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund; and

            WHEREAS, this Plan is intended to be and is adopted by Trust as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the Code (as defined below); and

            WHEREAS, Trust is duly organized, validly existing and in good standing under Applicable Law (as defined below), with all requisite power and authority to adopt this Plan and perform its obligations hereunder.

            NOW, THEREFORE, Trust hereby adopts the following:

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION 1.1. Definitions. For all purposes in this Plan, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

      "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

      "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

      "Applicable Law" means the applicable laws of the State of Delaware, including the Delaware Statutory Trust Act.

      "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Trust on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or trustee of Trust.

      "Buying Fund" means AIM Aggressive Growth Fund, a separate series of
Trust.

      "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2004.

      "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Plan.

      "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Plan.

      "Closing Date" means July 18, 2005, or such other date as the parties may mutually agree upon.

      "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

      "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

      "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

      "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

      "Governing Documents" means the organic documents which govern the business and operations of Trust and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

      "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

      "Investment Adviser" means A I M Advisors, Inc.

      "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

      "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

      "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

      "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

      "NYSE" means the New York Stock Exchange.

      "Permits" shall have the meaning set forth in Section 3.9 of this Plan.

      "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

      "Plan" means this Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

      "Registration Statement" means the registration statement on Form N-1A of Trust, as amended, 1940 Act Registration No. 811-1424.

      "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Trust of Buying Fund Shares directly to Selling Fund Shareholders as described in this Plan, and the termination of Selling Fund's status as a designated series of shares of Trust.

      "Required Shareholder Vote" means, if a quorum is present, the affirmative vote of a majority of the shares cast at the Shareholders Meeting.

      "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

      "Selling Fund" means AIM Emerging Growth Fund, a separate series of Trust.

      "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2004.

      "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

      "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

      "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Trust to consider and vote upon the approval of this Plan.

      "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

      "Termination Date" means September 30, 2005, or such later date as the parties may mutually agree upon.

      "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

      "Valuation Date" shall have the meaning set forth in Section 2.2 of this Plan.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

      SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section

2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

      SECTION 2.2. Computation of Net Asset Value.

            (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

            (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Registration Statement.

            (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Plan shall be computed in accordance with the policies and procedures of Selling Fund as described in the Registration Statement.

            (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Plan shall be made by Trust.

      SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Plan have been consummated), to be distributed to Selling Fund Shareholders under this Plan.

      SECTION 2.4. Delivery.

            (a) No later than three (3) business days preceding the Closing Date, Trust shall instruct Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Custodian. Such assets shall be delivered by Trust to Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Custodian.

            (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Trust shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Custodian, including brokers' confirmation slips.

      SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Trust shall be terminated and Trust shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Trust.

      SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Trust shall provide instructions to the transfer agent of Trust with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Trust shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Trust for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Trust.

      SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Trust shall prepare a list setting forth the securities Selling Fund then owned together with the respective Federal income tax basis thereof and holding periods therefor. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Trust prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

      SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF SELLING FUND

      Trust, on behalf of Selling Fund, represents and warrants as follows:

      SECTION 3.1. Registration and Regulation of Selling Fund. All Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Trust to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 3.2. Selling Fund Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 3.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund. Except as set forth on Schedule 3.3, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the Selling Fund Financial Statements.

      SECTION 3.4. Selling Fund Shares; Business Operations.

            (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

            (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any

Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund.

            (e) Except for the Senior Officer Trust is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Trust does not have, and has not had during the six (6) months prior to the date of this Plan, any employees, and shall not hire any employees from and after the date of this Plan through the Closing Date.

      SECTION 3.5. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 3.6. Binding Obligation. This Plan has been duly authorized and delivered by Trust on behalf of Selling Fund and, assuming this Plan has been duly approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Trust enforceable against Trust in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 3.7. No Breaches or Defaults. The adoption and delivery of this Plan by Trust on behalf of Selling Fund and performance by Trust of its obligations hereunder has been duly authorized by all necessary trust action on the part of Trust, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Trust and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Trust is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Trust or any property of Selling Fund.

      SECTION 3.8. Permits. Trust has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 3.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Trust, threatened in writing or, if probable of assertion, orally, against Trust affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Trust's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Trust is not, and has not been, to the knowledge of Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Trust's Board of Trustees.

      SECTION 3.10. Contracts. Trust is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Trust there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

      SECTION 3.11. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

      SECTION 3.12. Taxes.

            (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2004 and for the short taxable year beginning on November 1, 2004 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

            (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 3.13. Benefit and Employment Obligations. Except for the unfunded trustee retirement plan and the trustee deferred compensation plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

      SECTION 3.14. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Plan.

      SECTION 3.15. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Plan or any of the transactions contemplated by this Plan.

      SECTION 3.16. Books and Records. The books and records of Trust relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

      SECTION 3.17. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 3.18. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

      SECTION 3.19. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

      SECTION 3.20. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                                    ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF BUYING FUND

      Trust, on behalf of Buying Fund, represents and warrants as follows:

      SECTION 4.1. Registration and Regulation of Buying Fund. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 4.2. Buying Fund Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 4.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Trust. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.3, no contingent liabilities of Buying Fund have arisen since the date of the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

      SECTION 4.4. Registration of Buying Fund Shares.

            (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.4(a). Under its Governing Documents, Trust is authorized to issue an unlimited number of shares of each such class.

            (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Trust then in effect.

            (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Trust's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Trust to revoke or rescind any such registration or qualification.

      SECTION 4.5. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 4.6. Binding Obligation. This Plan has been duly authorized and delivered by Trust on behalf of Buying Fund and, assuming this Plan has been duly authorized and delivered by Trust, on behalf of Selling Fund, constitutes the legal, valid and binding obligation of Trust, enforceable against Trust in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 4.7. No Breaches or Defaults. The execution and delivery of this Plan by Trust on behalf of Buying Fund and performance by Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of Trust and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Trust is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Trust or any property of Buying Fund.

      SECTION 4.8. Permits. Trust has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 4.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Trust, threatened in writing or, if probable of assertion, orally, against Trust, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Trust's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Trust is not, and has not been, to the knowledge of Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Trust's Board of Trustees.

      SECTION 4.10. Taxes.

            (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

            (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 4.11. Representations Concerning the Reorganization.

            (a) There is no plan or intention by Trust or any person related to Trust to acquire or redeem any of the Buying Fund Shares issues in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

            (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.11(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.11(b).

            (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.11(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.11(b).

            (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund.

      SECTION 4.12. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE 4A

                 CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND

            Trust's obligations to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Trust may waive:

      SECTION 4A.1 No Governmental Actions. There is no pending action, suit or proceeding, nor, to the knowledge of Trust, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Trust before any Governmental Authority which questions the validity or legality of this Plan or of the transactions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

      SECTION 4A.2 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Trust in connection with this Plan or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Trust or any action taken by it.

      SECTION 4A.3 Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

      SECTION 4A.4 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

      SECTION 4A.5 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and any that must be made after the Closing Date to comply with Section 2.5 of this Plan, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Trust in connection with the due adoption by Trust of this Plan and the consummation by Trust of the transactions contemplated hereby.

      SECTION 4A.6 No Bankruptcy Proceedings. Trust is not, with respect to either Fund, under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                                    ARTICLE 5

                                    COVENANTS

      SECTION 5.1. Conduct of Business.

            (a) From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article
7), Trust shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.11(b).

            (b) From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article
7), Trust shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.11(b).

      SECTION 5.2. Expenses. Shareholders shall bear the costs and expenses incurred in connection with this Plan and the Reorganization and other transactions contemplated hereby.

      SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

      SECTION 5.4. Consents, Approvals and Filings. Trust shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Plan. In addition, Trust shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Trust shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

      SECTION 5.5. Submission of Plan to Shareholders. Trust shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Trust shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Plan. Trust shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                    ARTICLE 6

               FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION

      SECTION 6.1. Further Conditions Precedent with respect to Both Funds. The obligation of Trust to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Trust.

            (a) The representations and warranties of Trust on behalf of Selling Fund and Buying Fund set forth in this Plan shall be true and correct in all material respects as of the date of this Plan and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Trust shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund and Buying Fund set forth herein to be performed or satisfied at or prior to the Closing Date.

            (c) There shall be delivered at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Trust, in such individual's capacity as an officer of Trust and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Trust certifying as to the accuracy and completeness of the attached Governing Documents of Trust, and resolutions, consents and authorizations of or regarding Trust with respect to the execution and delivery of this Plan and the transactions contemplated hereby.

            (d) The dividend or dividends described in the last sentence of
Section 3.13(a) shall have been declared.

            (e) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Plan and the consummation of the transactions contemplated herein by Trust shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (f) This Plan, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

            (g) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.1(g), assets used by Selling Fund to pay the expenses it incurs in connection with this Plan and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Plan shall be included as assets of Selling Fund held immediately prior to the Reorganization.

            (h) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

            (i) The Registration Statement on Form N-14 filed by Trust with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.1(j) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

            (j) Trust shall have received on or before the Closing Date an opinion of Counsel in form and substance reasonably acceptable to Trust, as to the matters set forth on Schedule 6.1(j). In rendering such opinion, Counsel may request and rely upon representations contained in certificates of officers of Trust and others, and the officers of Trust shall use their best efforts to make available such truthful certificates.

                                    ARTICLE 7

                               TERMINATION OF PLAN

      SECTION 7.1. Termination. This Plan may be terminated by Trust on or prior to the Closing Date as follows:

            (a) if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund;

            (b) if the Closing Date shall not be on or before the Termination Date;

            (c) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.5; or

            (d) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

      SECTION 7.2. Survival After Termination. If this Plan is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Plan shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of
Section 5.2.

                                    ARTICLE 8

                                  MISCELLANEOUS

      SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Plan, and the covenants in this Plan that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Plan that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

      SECTION 8.2. Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

      SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Plan shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Plan is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Plan or any part hereof.

Without the prior written consent of the parties hereto, this Plan may not be assigned by any of the parties hereto.

      SECTION 8.4. Obligations of Trust. Trust hereby acknowledges and agrees that each of Buying Fund and Selling Fund is a separate investment portfolio of Trust, that Trust is executing this Plan on behalf of each of Buying Fund and Selling Fund, and that any amounts payable by Trust under or in connection with this Plan shall be payable solely from the revenues and assets of Buying Fund or Selling Fund, as applicable. Trust further acknowledges and agrees that this Plan has been executed by a duly authorized officer of Trust in his or her capacity as an officer of Trust intending to bind Trust as provided herein, and that no officer, trustee or shareholder of Trust shall be personally liable for the liabilities or obligation of Trust incurred hereunder. Finally, Trust acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Plan shall be enforceable against the assets of Buying Fund or Selling Fund, as applicable, only and not against the assets of Trust generally or assets belonging to any other series of Trust.

      SECTION 8.5. Amendments. This Plan may not be amended, altered or modified except with the approval of Trust's Board of Trustees.

      SECTION 8.6. Entire Plan; Exhibits and Schedules. This Plan, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

      SECTION 8.7. Successors and Assigns; Assignment. This Plan shall be binding upon and inure to the benefit of Trust, on behalf of Selling Fund, and Trust, on behalf of Buying Fund, and their respective successors and permitted assigns.

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING FUND

                                                           Corresponding Classes of
Classes of Shares of Selling Fund                           Shares of Buying Fund
---------------------------------                          ------------------------
    AIM Emerging Growth Fund                               AIM Aggressive Growth
                                                                     Fund
         Class A Shares                                         Class A Shares
         Class B Shares                                         Class B Shares
         Class C Shares                                         Class C Shares

                                  SCHEDULE 3.3

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.3

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.4(a)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund
   AIM Aggressive Growth Fund
        Class A Shares
        Class B Shares
        Class C Shares
        Class R Shares
      Institutional Class Shares

                                SCHEDULE 4.11(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

AIM Balanced Fund into AIM Basic Balanced Fund

AIM Libra Fund into AIM Aggressive Growth Fund

AIM Health Sciences Fund into AIM Global Health Care Fund

AIM Total Return Fund into AIM Basic Balanced Fund

AIM Dent Demographic Trends Fund into AIM Weingarten Fund

AIM Mid-Cap Stock Fund into AIM Capital Development Fund

AIM Core Stock Fund into AIM Diversified Dividend Fund

                                 SCHEDULE 6.1(j)

                                  TAX OPINIONS

      (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

      (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

      (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

      (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

      (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

      (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

      (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

      (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

      (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                    APPENDIX II

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                                 AIM LIBRA FUND,

                             A SEPARATE PORTFOLIO OF

                              AIM INVESTMENT FUNDS

                                 MARCH 22, 2005

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE 1 DEFINITIONS...............................................................................       1
         SECTION 1.1.    Definitions................................................................       1

ARTICLE 2 TRANSFER OF ASSETS........................................................................       5
         SECTION 2.1.    Reorganization of Selling Fund.............................................       5
         SECTION 2.2.    Computation of Net Asset Value.............................................       5
         SECTION 2.3.    Valuation Date.............................................................       5
         SECTION 2.4.    Delivery...................................................................       6
         SECTION 2.5.    Termination of Series and Redemption of Selling Fund Shares................       6
         SECTION 2.6.    Issuance of Buying Fund Shares.............................................       6
         SECTION 2.7.    Investment Securities......................................................       6
         SECTION 2.8.    Liabilities................................................................       7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER..................................................       7
         SECTION 3.1.    Organization; Authority....................................................       7
         SECTION 3.2.    Registration and Regulation of Seller......................................       7
         SECTION 3.3.    Financial Statements.......................................................       7
         SECTION 3.4.    No Material Adverse Changes; Contingent Liabilities........................       8
         SECTION 3.5.    Selling Fund Shares; Business Operations...................................       8
         SECTION 3.6.    Accountants................................................................       8
         SECTION 3.7.    Binding Obligation.........................................................       9
         SECTION 3.8.    No Breaches or Defaults....................................................       9
         SECTION 3.9.    Authorizations or Consents.................................................       9
         SECTION 3.10.   Permits....................................................................       9
         SECTION 3.11.   No Actions, Suits or Proceedings...........................................      10
         SECTION 3.12.   Contracts..................................................................      10
         SECTION 3.13.   Properties and Assets......................................................      10
         SECTION 3.14.   Taxes......................................................................      10
         SECTION 3.15.   Benefit and Employment Obligations.........................................      11
         SECTION 3.16.   Brokers....................................................................      11
         SECTION 3.17.   Voting Requirements........................................................      11
         SECTION 3.18.   State Takeover Statutes....................................................      11
         SECTION 3.19.   Books and Records..........................................................      11
         SECTION 3.20.   Prospectus and Statement of Additional Information.........................      12
         SECTION 3.21.   No Distribution............................................................      12
         SECTION 3.22.   Liabilities of Selling Fund................................................      12
         SECTION 3.23.   Value of Shares............................................................      12
         SECTION 3.24.   Shareholder Expenses.......................................................      12
         SECTION 3.25.   Intercompany Indebtedness; Consideration...................................      12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER...................................................      12
         SECTION 4.1.    Organization; Authority....................................................      12
         SECTION 4.2.    Registration and Regulation of Buyer.......................................      12
         SECTION 4.3.    Financial Statements.......................................................      13

         SECTION 4.4.    No Material Adverse Changes; Contingent Liabilities........................      13
         SECTION 4.5.    Registration of Buying Fund Shares.........................................      13
         SECTION 4.6.    Accountants................................................................      14
         SECTION 4.7.    Binding Obligation.........................................................      14
         SECTION 4.8.    No Breaches or Defaults....................................................      14
         SECTION 4.9.    Authorizations or Consents.................................................      15
         SECTION 4.10.   Permits....................................................................      15
         SECTION 4.11.   No Actions, Suits or Proceedings...........................................      15
         SECTION 4.12.   Taxes......................................................................      15
         SECTION 4.13.   Brokers....................................................................      16
         SECTION 4.14.   Representations Concerning the Reorganization..............................      16
         SECTION 4.15.   Prospectus and Statement of Additional Information.........................      17
         SECTION 4.16.   Value of Shares............................................................      17
         SECTION 4.17.   Intercompany Indebtedness; Consideration...................................      17

ARTICLE 5 COVENANTS.................................................................................      17
         SECTION 5.1.    Conduct of Business........................................................      17
         SECTION 5.2.    Expenses...................................................................      18
         SECTION 5.3.    Further Assurances.........................................................      18
         SECTION 5.4.    Notice of Events...........................................................      18
         SECTION 5.5.    Consents, Approvals and Filings............................................      18
         SECTION 5.6.    Submission of Agreement to Shareholders....................................      19

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION................................................      19
         SECTION 6.1.    Conditions Precedent of Buyer..............................................      19
         SECTION 6.2.    Mutual Conditions..........................................................      19
         SECTION 6.3.    Conditions Precedent of Seller.............................................      21

ARTICLE 7 TERMINATION OF AGREEMENT..................................................................      21
         SECTION 7.1.    Termination................................................................      21
         SECTION 7.2.    Survival After Termination.................................................      22

ARTICLE 8 MISCELLANEOUS.............................................................................      22
         SECTION 8.1.    Survival of Representations, Warranties and Covenants......................      22
         SECTION 8.2.    Governing Law..............................................................      22
         SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment..........................      22
         SECTION 8.4.    Obligations of Buyer and Seller............................................      22
         SECTION 8.5.    Amendments.................................................................      23
         SECTION 8.6.    Enforcement................................................................      23
         SECTION 8.7.    Interpretation.............................................................      23
         SECTION 8.8.    Counterparts...............................................................      23
         SECTION 8.9.    Entire Agreement; Exhibits and Schedules...................................      23
         SECTION 8.10.   Notices....................................................................      23
         SECTION 8.11.   Representations by Investment Adviser......................................      24
         SECTION 8.12.   Successors and Assigns; Assignment.........................................      25

EXHIBIT A             Excluded Liabilities of Selling Fund
SCHEDULE 2.1          Classes of Shares of Selling Fund and Corresponding
                      Classes of Shares of Buying Fund
SCHEDULE 3.4          Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.4          Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.5(a)       Classes of Shares of Buying Fund
SCHEDULE 4.14(b)      Permitted Reorganizations of Funds
SCHEDULE 6.2(f)       Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 22, 2005 (this "Agreement"), by and among AIM Investment Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Libra Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Aggressive Growth Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

      WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

      WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

      WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

      WHEREAS, the Investment Adviser (as defined below) serves as the investment adviser to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

      WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

      SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

      "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

      "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

      "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

      "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

      "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

      "Buyer" means AIM Equity Funds, a Delaware statutory trust.

      "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

      "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

      "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-1424.

      "Buying Fund" means AIM Aggressive Growth Fund, a separate series of
Buyer.

      "Buying Fund Auditors" means Ernst & Young LLP.

      "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2004.

      "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

      "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

      "Closing Date" means July 18, 2005, or such other date as the parties may mutually agree upon.

      "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

      "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

      "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

      "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

      "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

      "Investment Adviser" means A I M Advisors, Inc.

      "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

      "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

      "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

      "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

      "NYSE" means the New York Stock Exchange.

      "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

      "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

      "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

      "Required Shareholder Vote" means, if a quorum is present, the affirmative vote of a majority of the shares cast at the Shareholders Meeting.

      "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

      "Seller" means AIM Investment Funds, a Delaware statutory trust.

      "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

      "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-05426.

      "Selling Fund" means AIM Libra Fund, a separate series of Seller.

      "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

      "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2004.

      "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

      "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

      "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

      "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

      "Termination Date" means September 30, 2005, or such later date as the parties may mutually agree upon.

      "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

      "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

      SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

      SECTION 2.2. Computation of Net Asset Value.

            (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

            (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

            (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

            (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

      SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

      SECTION 2.4. Delivery.

            (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

            (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

      SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

      SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

      SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective

Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

      SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

      SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

      SECTION 3.5. Selling Fund Shares; Business Operations.

            (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

            (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

      SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

      SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 3.11. No Actions, Suits or Proceedings.

            (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

            (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

      SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

      SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

      SECTION 3.14. Taxes.

            (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2004 and for the short taxable year beginning on November 1, 2004 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

            (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 3.15. Benefit and Employment Obligations. Except for the unfunded trustee retirement plan and the trustee deferred compensation plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

      SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

      SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

      SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

      SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

      SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

      SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

      SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

      SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

      SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

      SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

      SECTION 4.5. Registration of Buying Fund Shares.

            (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

            (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

            (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

      SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

      SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 4.11. No Actions, Suits or Proceedings.

            (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

            (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

      SECTION 4.12. Taxes.

            (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

            (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

      SECTION 4.14. Representations Concerning the Reorganization.

            (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

            (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire, any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

      SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

      SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

      SECTION 5.1. Conduct of Business.

            (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

            (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

      SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Prior to the submission of the Agreement to the Boards of Trustees of Buyer and Seller for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear 50% of the costs and expenses of Selling Fund incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor or any other Person unless those expenses are solely and directly related to the Reorganization.

      SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

      SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

      SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

      SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

      SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

            (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

            (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

            (d) The dividend or dividends described in the last sentence of
Section 3.14(a) shall have been declared.

            (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

            (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

      SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

            (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

            (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

            (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

            (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

            (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

      SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

            (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

            (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

      SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

            (a) by mutual written consent of Seller and Buyer; or

            (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

                  (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                  (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                  (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

      SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

      SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

      SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

      SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

      SECTION 8.4. Obligations of Buyer and Seller.

            (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

            (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

      SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

      SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

      SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

      SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

      SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

            (a)       If to Seller:

                      AIM Investment Funds
                      11 Greenway Plaza, Suite 100
                      Houston, TX 77046-1173
                      Attn: Kevin M. Carome

                      with a copy to:

                      Ballard Spahr Andrews & Ingersoll, LLP
                      1735 Market Street, 51st Floor
                      Philadelphia, PA 19103-7599
                      Attn: Martha J. Hays

            (b)       If to Buyer:

                      AIM Equity Funds
                      11 Greenway Plaza, Suite 100
                      Houston, TX  77046-1173
                      Attn:  Kevin M. Carome

                      with a copy to:

                      Ballard Spahr Andrews & Ingersoll, LLP
                      1735 Market Street, 51st Floor
                      Philadelphia, PA 19103-7599
                       Attn: Martha J. Hays

      SECTION 8.11. Representations by Investment Adviser.

            (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

            (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

      SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                               AIM INVESTMENT FUNDS, acting on behalf of AIM LIBRA FUND

                               By: /s/ ROBERT H. GRAHAM
                                   ------------------------------------------
                               Name:  Robert H. Graham
                                     ----------------------------------------
                               Title: President
                                     ----------------------------------------

                               AIM EQUITY FUNDS, acting on behalf of AIM
                               AGGRESSIVE GROWTH FUND

                               By: /s/ ROBERT H. GRAHAM
                                   ------------------------------------------
                               Name:  Robert H. Graham
                                     ----------------------------------------
                               Title: President
                                     ----------------------------------------

                               A I M ADVISORS, INC.

                               By: /s/ MARK H. WILLIAMSON
                                   ------------------------------------------
                               Name:  Mark H. Williamson
                                     ----------------------------------------
                               Title: President
                                     ----------------------------------------

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING FUND

                                                Corresponding Classes of
Classes of Shares of Selling Fund                 Shares of Buying Fund
---------------------------------               ------------------------
         AIM Libra Fund                         AIM Aggressive Growth
                                                           Fund
         Class A Shares                               Class A Shares
         Class B Shares                               Class B Shares
         Class C Shares                               Class C Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.5(a)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares

                                SCHEDULE 4.14(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

AIM Balanced Fund into AIM Basic Balanced Fund

AIM Emerging Growth Fund into AIM Aggressive Growth Fund

AIM Total Return Fund into AIM Basic Balanced Fund

AIM Health Sciences Fund into AIM Global Health Care Fund

AIM Dent Demographic Trends Fund into AIM Weingarten Fund

AIM Mid-Cap Stock Fund into AIM Capital Development Fund

AIM Core Stock Fund into AIM Diversified Dividend Fund

                                 SCHEDULE 6.2(f)

                                  TAX OPINIONS

         (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

         (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

         (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

         (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

         (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

         (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

         (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

         (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

         (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                   APPENDIX III

                                                      AIM AGGRESSIVE GROWTH FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 28, 2005

AIM Aggressive Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Manager                                    6

OTHER INFORMATION                                    6
------------------------------------------------------
Sales Charges                                        6

Dividends and Distributions                          6

Future Fund Closure                                  6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-16

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing primarily in common stocks of small and medium-sized growth companies. The portfolio manager focuses on companies he believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio manager considers whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   41.51%
1996...................................................................   14.34%
1997...................................................................   12.24%
1998...................................................................    4.99%
1999...................................................................   44.98%
2000...................................................................    3.00%
2001...................................................................  -26.00%
2002...................................................................  -22.65%
2003...................................................................   27.36%
2004...................................................................   11.81%


    During the periods shown in the bar chart, the highest quarterly return was 31.35% (quarter ended December 31, 1999) and the lowest quarterly return was -24.66% (quarter ended September 30, 2001).

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods
ended December 31,                                       SINCE         INCEPTION
2004)                  1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
--------------------------------------------------------------------------------
Class A                                                                05/01/84
  Return Before Taxes    5.69%     (4.52)%     8.17%          --
  Return After Taxes
    on Distributions     5.69      (5.33)      7.15           --
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               3.72      (3.88)      6.94           --
Class B                                                                03/01/99
  Return Before Taxes    6.00      (4.48)        --         4.30
Class C                                                                03/01/99
  Return Before Taxes   10.00      (4.17)        --         4.43
Class R(2)                                                             05/01/84(2)
  Return Before Taxes   11.54      (3.68)      8.51           --
--------------------------------------------------------------------------------
S & P 500 Index(3)      10.87      (2.30)     12.07           --             --
Russell
  Midcap--Trademark--
  Growth Index(4)       15.48      (3.36)     11.23
Russell
  2500--Registered
  Trademark-- Growth
  Index(5)              14.59      (2.32)      9.66           --             --
Lipper Mid-Cap Growth
  Fund Index(6)         14.03      (6.07)      9.68           --             --
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five year period and since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also elected to use the Russell Midcap--Trademark-- Growth Index as its style specific index rather than the Russel 2500--Registered Trademark-- Growth Index because the fund believes the Russell Midcap--Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) for comparison to a peer group.
(4) The Russell Midcap--Trademark-- Growth Index measures the performance of those securities in the Russell Midcap--Trademark-- Index with a higher than average growth forecast. The Russell Midcap--Trademark--Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.
(5) The Russell 2500--Registered Trademark-- Growth Index measures the performance of those Russell 2500--Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500--Registered Trademark-- Index measures the 2,500 smallest companies, which represents approximately 16% of the market capitalization, of the Russell 3000--Registered Trademark-- Index. The Russell 3000--Registered Trademark-- Index includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. equity market.
(6) The Lipper Mid Cap Growth Fund Index is an equally weighted representation for the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                       CLASS A      CLASS B   CLASS C   CLASS R
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)     5.50%        None      None      None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)                      None(1,2)    5.00%     1.00%     None(3)
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.64%     0.64%     0.64%     0.64%

Distribution and/or Service (12b-1) Fees    0.25      1.00      1.00      0.50

Other Expenses                              0.41      0.41      0.41      0.41

Total Annual Fund Operating Expenses(5)     1.30      2.05      2.05      1.55
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) At the request of the Trustees of AIM Equity Funds, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.29%, 2.04%, 2.04% and 1.54% for Class A, Class B, Class C and Class R shares, respectively for the year ended October 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $675     $939     $1,224     $2,032
Class B                                      708      943      1,303      2,187
Class C                                      308      643      1,103      2,379
Class R                                      158      490        845      1,845
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A                                    $675     $939     $1,224     $2,032
Class B                                     208      643      1,103      2,187
Class C                                     208      643      1,103      2,379
Class R                                     158      490        845      1,845
-------------------------------------------------------------------------------

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is in the process of making certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements. Additional civil lawsuits related to the above or other issues may be filed against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2004, the advisor received compensation of 0.64% of average daily net assets.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

PORTFOLIO MANAGER

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jay K. Rushin (lead manager), Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Rushin generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rushin may perform these functions, and the nature of these functions, may change from time to time.

- Karl Farmer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

    They are assisted by the advisor's Aggressive Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on these portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    Effective April 29, 2005, Karl Farmer will be removed from the management of the fund.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Aggressive Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.


                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2004                 2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     8.99           $     7.30       $     8.68       $    18.41       $    13.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.08)(a)            (0.07)(a)        (0.09)(a)        (0.09)(a)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.71                 1.76            (1.29)           (6.34)           11.08
=================================================================================================================================
    Total from investment operations                 0.63                 1.69            (1.38)           (6.43)           10.95
=================================================================================================================================
Less distributions from net realized gains             --                   --               --            (3.30)           (6.44)
=================================================================================================================================
Net asset value, end of period                 $     9.62           $     8.99       $     7.30       $     8.68       $    18.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.01%               23.15%          (15.90)%         (40.51)%          47.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,640,288           $1,983,600       $1,798,318       $2,516,407       $4,444,515
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              1.29%(c)(d)          1.30%            1.32%            1.17%            1.04%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.86)%(c)           (0.96)%          (1.00)%          (0.79)%          (0.77)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               115%                  78%              68%              89%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $1,862,760,352.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.30%.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.62         $   7.04    $   8.45    $  18.12    $  13.81
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)        (0.13)(a)    (0.15)(a)    (0.17)(a)    (0.29)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.67             1.71       (1.26)      (6.20)      11.04
===========================================================================================================================
    Total from investment operations                              0.53             1.58       (1.41)      (6.37)      10.75
===========================================================================================================================
Less distributions from net realized gains                          --               --          --       (3.30)      (6.44)
===========================================================================================================================
Net asset value, end of period                                $   9.15         $   8.62    $   7.04    $   8.45    $  18.12
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   6.15%           22.44%     (16.69)%    (40.90)%     46.29%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $248,425         $262,098    $226,806    $294,303    $374,010
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)(d)      2.05%       2.07%       1.94%       1.86%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.61)%(c)       (1.71)%     (1.75)%     (1.55)%     (1.59)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            115%              78%         68%         89%         79%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $259,597,199.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.62         $   7.04    $   8.45    $  18.11    $  13.81
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)        (0.13)(a)    (0.15)(a)    (0.17)(a)    (0.29)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.67             1.71       (1.26)      (6.19)      11.03
===========================================================================================================================
    Total from investment operations                              0.53             1.58       (1.41)      (6.36)      10.74
===========================================================================================================================
Less distributions from net realized gains                          --               --          --       (3.30)      (6.44)
===========================================================================================================================
Net asset value, end of period                                $   9.15         $   8.62    $   7.04    $   8.45    $  18.11
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   6.15%           22.44%     (16.69)%    (40.86)%     46.21%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,229         $ 81,079    $ 72,676    $ 96,640    $120,591
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)(d)      2.05%       2.07%       1.94%       1.86%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.61)%(c)       (1.71)%     (1.75)%     (1.55)%     (1.59)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            115%              78%         68%         89%         79%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $76,341,843.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                  CLASS R
                                                              -----------------------------------------------
                                                                    YEAR ENDED                 JUNE 3, 2002
                                                                    OCTOBER 31,                (DATE SALES
                                                              -----------------------         COMMENCED) TO
                                                               2004             2003         OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.96           $ 7.29            $  8.89
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)        (0.10)(a)          (0.04)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.69             1.77              (1.56)
=============================================================================================================
    Total from investment operations                            0.59             1.67              (1.60)
=============================================================================================================
Net asset value, end of period                                $ 9.55           $ 8.96            $  7.29
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 6.58%           22.91%            (18.00)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,834           $1,164            $   137
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                         1.54%(c)(d)      1.55%              1.62%(e)
=============================================================================================================
Ratio of net investment income (loss) to average net assets    (1.11)%(c)       (1.21)%            (1.30)%(e)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(f)                                       115%              78%                68%
_____________________________________________________________________________________________________________
=============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $2,238,723.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(9)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(5)                         educational       plans(8)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(7)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.



(9) Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on AIM funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of long-term shareholders.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of effecting or monitoring the trading guidelines.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares of AIM S&P 500 Index Fund). The AIM Affiliates expect the above funds to charge the redemption fee on all shares for all of the above funds effective April 1, 2005.

    The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                          EXCHANGE TO                         ALLOWED                          PROHIBITED
---------------------------------------------------------------------------------------------------------------------------------
Class A                      Class A, A3, Investor Class, or
                             AIM Cash Reserve Shares.
                             Exceptions are:
                             - Class A Shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
                             - Class A Shares of AIM Limited
                               Maturity Treasury Fund, AIM                    X
                               Tax-Exempt Cash Fund and AIM
                               Tax-Free Intermediate Fund
                               cannot be exchanged for Class
                               A3 Shares of those funds.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
Class A                      Class B, C, K, R, Institutional
                             Class Shares or Shares of the                                                      X
                             AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class A3                     Class A, A3, Investor Class, or
                             AIM Cash Reserve Shares.
                             Exceptions are:
                             - Class A3 Shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund
                               cannot be exchanged for Class                  X
                               A Shares of those funds.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
Class A3                     Class B, C, K, R, Institutional
                             Class Shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class B                      Class B. Exceptions are:
                             - Class B Shares of other funds
                               cannot be exchanged for Class                  X
                               B Shares of AIM Floating Rate
                               Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class B                      Class A, A3, C, K, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class Shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class C                      Class C. Exceptions are:
                             - Class C shares of other funds
                               cannot be exchanged for Class                  X
                               C shares of AIM Floating Rate
                               Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class C                      Class A, A3, B, K, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares or shares                                                    X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class K                      Class K                                          X
---------------------------------------------------------------------------------------------------------------------------------
Class K                      Class A, A3, B, C, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class R                      Class R                                          X
---------------------------------------------------------------------------------------------------------------------------------
Class R                      Class A, A3, B, C, K, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares      Class A, A3, B, C, R, or
                             Investor Class shares.
                             Exceptions are:
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
                             - Shares to be exchanged for                     X
                               Class B, C or R shares must
                               not have been acquired by
                               exchange from Class A shares
                               of any fund.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares      Class K, Institutional Class
                             shares, or shares of AIM Summit                                                    X
                             Fund.
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class          Institutional Class                              X
---------------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                          EXCHANGE TO                         ALLOWED                          PROHIBITED
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class          Class A, A3, B, C, K, R, AIM
                             Cash Reserve Shares, Investor
                             Class shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Investor Class               A, A3, or Investor Class.
                             Exceptions are:
                             - Investor Class shares cannot
                               be exchanged for Class A
                               shares of any fund which
                               offers Investor Class shares.                  X
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
---------------------------------------------------------------------------------------------------------------------------------
Investor Class               Class B, C, K, R, AIM Cash
                             Reserve Shares, Institutional
                             Class shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund              Class A, A3, or AIM Cash Reserve
                             Shares. Exceptions are:
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM                 X
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
---------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund              Class B, C, K, R, Institutional
                             or Investor Class shares.                                                          X
---------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The funds disclose portfolio holdings at different times and with different lag times on www.aiminvestments.com and in annual, semi-annual and quarterly shareholder reports. Refer to such reports or the website to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which a fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from AIM as described on the back cover of this prospectus.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--02/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-0739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Aggressive Growth Fund
   SEC 1940 Act file number: 811-1424
----------------------------------------

AIMinvestments.com     AGRO-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                   APPENDIX IV

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSED ON STOCKS OF COMPANIES WITH                                                   and value stocks generally outperformed
SOLID EARNINGS                                                                             growth stocks.

For the fiscal year ended October 31,        The fund's information technology and         YOUR FUND
2004, AIM Aggressive Growth Fund, Class A    industrials holdings helped it outperform
shares, returned 7.01% at net asset          the Lipper Mid-Cap Growth Fund Index.         We continued to focus on small- and
value. PERFORMANCE SHOWN AT NAV DOES NOT                                                   mid-cap stocks of companies with high
INCLUDE FRONT-END SALES CHARGES, WHICH       MARKET CONDITIONS                             growth potential, as demonstrated by
WOULD HAVE REDUCED THE PERFORMANCE. For                                                    consistent and accelerating earnings
the performance of other share classes,      The U.S. economy showed signs of strength     growth. The fund's stock selection
please see page 3. The fund                  during the fiscal year ended October 31,      process is based on a rigorous three-step
underperformed the S&P 500 Index and the     2004. Gross domestic product (GDP), the       process that includes quantitative,
Russell Midcap Growth Index, which           broadest measure of overall economic          fundamental and valuation analysis to
returned 9.41% and 8.77%, respectively,      activity, expanded at an annualized rate      identify stocks of companies that exhibit
but outperformed the Lipper Mid-Cap          of 4.2% in the fourth quarter of 2003         consistent, sustainable, above average
Growth Fund Index, which returned 6.18%      before tapering off to a more modest 3.9%     earnings growth potential. We believe it
over the same period.                        in the third quarter of 2004.                 is only through in-depth fundamental
                                                                                           research that includes careful financial
   Since the beginning of 2004, we              Generally positive economic                statement analysis and meetings with
continued to see stocks of more              developments prompted the U.S. Federal        company management teams that these
economically sensitive or more cyclical      Reserve (the Fed) to raise its federal        opportunities can be found.
companies in energy, materials and           funds target rate from a decades-low
telecommunication services--typically not    1.00%, where it stood at the beginning of        During the reporting period, we were
considered growth sectors--perform well.     the fiscal year, to 1.75% at the close of     generally optimistic about the economy.
On the other hand, information technology    the reporting period. Geopolitical            We were concerned that increasing
and health care--our classic growth          uncertainty and terrorism concerns, as        personal debt and rising interesting
sectors--were among the worst performing     well as soaring oil prices, had a             rates could lead to reduced consumer
sectors. The fund lagged the S&P 500         detrimental effect on consumer sentiment.     spending, which potentially could
Index and the Russell Midcap Growth Index    In mid-October, Fed Chairman Alan             adversely affect stock prices in the
because its consumer discretionary           Greenspan said that "so far this year,        short run. As such, we continued to
holdings generally underperformed those      the rise in the value of imported             position the fund with a "barbell
of the indexes. Its relative lack of         oil--essentially a tax on U.S.                approach"--a balanced exposure to more
exposure to the consumer staples,            residents--has amounted to about              aggressive, cyclically sensitive stocks
materials and telecommunication services     three-fourths of 1 percent of GDP."           and high quality, less aggressive stocks.
sectors also hurt the fund's performance                                                   This positioning was designed to
relative to the S&P 500 Index and the           Mid-cap stocks generally were the          potentially benefit investors in the
Russell Midcap Growth Index.                 best-performing equity segment, followed      event of a market rally while providing
                                             by small-cap stocks and large-cap stocks,     some downside protection if markets
                                                                                           weaken.

                                                                                              We increased the fund's holdings most
                                                                                           significantly in the information
                                                                                           technology sector.

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. Robert Half International Inc.   2.2%      1. Data Processing
                                                                                               & Outsourced Services           7.2%
               [PIE CHART]                    2. Textron Inc.                     2.2
                                                                                            2. Semiconductors                  6.6
Information Technology             32.2%      3. Investors Financial Services
                                                 Corp.                            2.2       3. Communications Equipment        6.5
Consumer Discretionary             20.3%
                                              4. Alliance Data Systems Corp.      2.2       4. Asset Management
Health Care                        16.9%                                                       & Custody Banks                 5.6
                                              5. SunGard Data Systems Inc.        2.0
Industrials                        15.4%                                                    5. Health Care Services            4.9
                                              6. Caremark Rx, Inc.                1.9
Financials                          9.2%                                                    6. Specialty Stores                4.2
                                              7. Sirva Inc.                       1.8
Money Market Funds Plus                                                                     7. Pharmaceuticals                 4.2
Other Assets Less Liabilities       4.5%      8. Fiserv, Inc.                     1.8
                                                                                            8. Application Software            4.2
Materials                           0.9%      9. Fisher Scientific International
                                                 Inc.                             1.8       9. Apparel Retail                  3.9
Energy                              0.6%
                                             10. Cintas Corp.                     1.7      10. Restaurants                     3.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

However, at the close of the reporting       scientific equipment and instruments. In      THE VIEWS AND OPINIONS EXPRESSED IN
period, approximately 7% of the fund's       our opinion, the Alliance Data Systems        MANAGEMENT'S DISCUSSION OF FUND
assets was in the data processing and        benefited from a highly competent             PERFORMANCE ARE THOSE OF A I M ADVISORS,
outsourced services--a relatively more       management team and a dominant position       INC. THESE VIEWS AND OPINIONS ARE SUBJECT
defensive industry. Stocks that we owned     relative to its competitors. Fisher           TO CHANGE AT ANY TIME BASED ON FACTORS
within this industry included Alliance       Scientific, which saw its profit for the      SUCH AS MARKET AND ECONOMIC CONDITIONS.
Data Systems, SunGard Data Systems and       second quarter of 2004 increase 26% in        THESE VIEWS AND OPINIONS MAY NOT BE
Fiserv. We believe that these companies      comparison to the same period last year,      RELIED UPON AS INVESTMENT ADVICE OR
are high-quality, well-established and       benefited from increased sales of its         RECOMMENDATIONS, OR AS AN OFFER FOR A
well-managed firms with strong business      medical products.                             PARTICULAR SECURITY. THE INFORMATION IS
models and high recurring revenue.                                                         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                                Detracting from fund performance were      OF ANY MARKET, COUNTRY, INDUSTRY,
   At the beginning of the year, our         Corinthian Colleges, a post secondary         SECURITY OR THE FUND. STATEMENTS OF FACT
strategy of being exposed to in the          education company, and Taro                   ARE FROM SOURCES CONSIDERED RELIABLE, BUT
employment-related services in the           Pharmaceutical, which develops and            A I M ADVISORS, INC. MAKES NO
industrial sector worked well for us as      markets pharmaceutical products.              REPRESENTATION OR WARRANTY AS TO THEIR
we began to see signs of improving labor     Corinthian College's stock declined after     COMPLETENESS OR ACCURACY. ALTHOUGH
markets. One of the holdings in the          the Securities and Exchange Commission        HISTORICAL PERFORMANCE IS NO GUARANTEE OF
sector, Apollo Group Inc., a provider of     began an informal investigation of the        FUTURE RESULTS, THESE INSIGHTS MAY HELP
higher education programs for working        company concerning its earnings               YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
adults, was a strong contributor. We took    projections. Taro's stock depreciated         PHILOSOPHY.
profits and sold the stock after it          after the company reported first- and
reached our valuation target.                second-quarter 2004 earnings that failed             See important fund and index
                                             to meet analysts' expectations. The fund           disclosures inside front cover.
   During the period, we decreased the       no longer held either stock at the close
fund's holdings most substantially in the    of the fiscal year.
energy sector. As part of our strategy,
we paid great attention to risk, making      IN CLOSING                                                      KARL F. FARMER
every effort to protect investors' money                                                                     Mr. Farmer, Chartered
by sidestepping short-term market trends.    We remained committed to our bottom-up        [FARMER           Financial Analyst,
While energy was the best-performing         stock selection processes and we              PHOTO]            joined AIM in July of
sector of the S&P 500 Index for the          constantly reviewed each security's                             1998, after spending
fiscal year, we believed that high oil       fundamentals and price target to ensure a                       six years as a pension
prices were unsustainable and there was      continued fit. We believe that our            actuary, focusing on retirement plans and
more downside than upside potential in       strategy of focusing our investments in       other benefit programs. He earned a B.S.
this sector.                                 companies that show sustainable,              in economics from Texas A&M University,
                                             above-average earnings growth while           graduating magna cum laude. He
   Stocks that enhanced fund performance     avoiding high risk stocks has the             subsequently earned his M.B.A. in finance
included Alliance Data Systems, a            potential to provide shareholders with        from The Wharton School at the University
provider of transaction, credit and          consistent risk-adjusted return over a        of Pennsylvania.
marketing services, and Fischer              long term investment horizon.
Scientific International, one of the                                                                         JAY K. RUSHIN
world's leading wholesale distributors of                                                                    Mr. Rushin, Chartered
                                                                                           [RUSHIN           Financial Analyst,
=========================================    =========================================     PHOTO]            became lead portfolio
                                                                                                             manager of AIM
FUND VS. INDEXES                             TOTAL NET ASSETS             $2.0 BILLION                       Aggressive Growth Fund
                                                                                           on April 20, 2004. He began his
TOTAL RETURNS, 10/31/03-10/31/04,            TOTAL NUMBER OF HOLDINGS*             104     investment career in 1994 when he joined
EXCLUDING APPLICABLE SALES CHARGES. IF                                                     AIM as a portfolio administrator. In
SALES CHARGES WERE INCLUDED, RETURNS         =========================================     1996, he left AIM to work as an associate
WOULD BE LOWER.                                                                            equity analyst. He returned to AIM as an
                                                                                           equity analyst on AIM's small-cap funds
Class A Shares                      7.01%                                                  in 1998 and was promoted to senior
                                                                                           analyst in 2000. He assumed his current
Class B Shares                      6.15                                                   duties as portfolio manager in 2001. A
                                                                                           native of Gaithersburg, MD, Mr. Rushin
Class C Shares                      6.15                                                   holds a B.A. in English from Florida
                                                                                           State University.
Class R Shares                      6.58
                                                                                           Assisted by the Aggressive Growth Team
S&P 500 Index (Broad-based Index)   9.41
                                                                                                     [RIGHT ARROW GRAPHIC]
Russell Midcap Growth Index
(Style-specific Index)              8.77                                                   FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
Lipper Mid-Cap Growth Fund Index                                                           TO PAGE 5.
(Peer-group Index)                  6.18

Source: Lipper, Inc.

=========================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   5/1/84-10/31/04 (Index results from 4/30/84)

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                                   AIM AGGRESSIVE
include reinvested dividends.                                          GROWTH FUND            S&P 500          RUSSELL 2500
Performance of an index of funds               DATE                  CLASS A SHARES            INDEX              INDEX
reflects fund expenses and management        5/1/1984                $     9450             $  10000           $  10000
fees; performance of a market index does        10/84                      9584                10628              10391
not. Performance shown in the chart does        10/85                     10680                12682              12368
not reflect deduction of taxes a                10/86                     12467                16891              15869
shareholder would pay on fund                   10/87                     10038                17972              14274
distributions or sale of fund shares.           10/88                     12099                20624              18023
Performance of the indexes does not             10/89                     14280                26060              21324
reflect the effects of taxes.                   10/90                     11410                24111              16218
   Since the last reporting period, the         10/91                     21333                32167              25594
fund has elected to use the S&P 500 Index       10/92                     23382                35368              28425
as its broad-based market index because         10/93                     35285                40641              36336
the S&P 500 Index is such a widely              10/94                     41974                42208              36994
recognized gauge of the stock market. The       10/95                     59377                53355              44906
fund will no longer measure its                 10/96                     68138                66203              53343
performance against the Russell 2500            10/97                     79962                87454              68877
Index, the index published in previous          10/98                     66885               106704              63574
reports to shareholders. Because this is        10/99                     93434               134087              75017
the first reporting period since we have        10/00                    137878               142237              92475
adopted the new index, SEC guidelines           10/01                     82050               106836              81227
require that we compare the fund's              10/02                     68908                90707              73805
performance to both the old and the new         10/03                     84979               109562             104573
index.                                          10/04                $    90902             $ 119874           $ 117479

   In evaluating this chart, please note                                                           Source: Lipper, Inc.
that the chart uses a logarithmic scale
along the vertical axis (the value
scale). This means that each scale           CLASS B SHARES                                Class R shares' inception date is 6/3/02.
increment always represents the same         Inception (3/1/99)                  3.01%     Returns since that date are historical
percent change in price; in a linear          5 Years                           -1.59      returns. All other returns are blended
chart each scale increment always             1 Year                             1.15      returns of historical Class R share
represents the same absolute change in       CLASS C SHARES                                performance and restated Class A share
price. In this example, the scale            Inception (3/1/99)                  3.14%     performance (for periods prior to the
increment between $5,000 and $10,000 is       5 Years                           -1.31      inception date of Class R shares) at net
the same as that between $10,000 and          1 Year                             5.15      asset value, adjusted to reflect the
$20,000. In a linear chart, the latter       CLASS R SHARES                                higher Rule 12b-1 fees applicable to
scale increment would be twice as large.     10 Years                            7.75%     Class R shares.
The benefit of using a logarithmic scale      5 Years                           -0.83
is that it better illustrates performance     1 Year                             6.58         The performance data quoted represent
during the fund's early years before                                                       past performance and cannot guarantee
reinvested distributions and compounding     =========================================     comparable future results; current
create the potential for the original        In addition to returns as of the close of     performance may be lower or higher.
investment to grow to very large numbers.    the fiscal year, industry regulations         Please visit AIMinvestments.com for the
Had the chart used a linear scale along      require us to provide average annual          most recent month-end performance.
its vertical axis, you would not be able     total returns as of 9/30/04, the most         Performance figures reflect reinvested
to see as clearly the movements in the       recent calendar quarter-end.                  distributions, changes in net asset value
value of the fund and the indexes during     =========================================     and the effect of the maximum sales
the fund's early years. We use a                                                           charge unless otherwise stated.
logarithmic scale in financial reports of    AVERAGE ANNUAL TOTAL RETURNS                  Investment return and principal value
funds that have more than five years of                                                    will fluctuate so that you may have a
performance history.                         As of 9/30/04, most recent calendar           gain or loss when you sell shares.
                                             quarter-end, including applicable sales
AVERAGE ANNUAL TOTAL RETURNS                 charges                                          Class A share performance reflects the
As of 10/31/04, including applicable                                                       maximum 5.50% sales charge, and Class B
sales charges                                CLASS A SHARES                                and Class C share performance reflects
                                             Inception (5/1/84)                  11.19%    the applicable contingent deferred sales
CLASS A SHARES                               10 Years                             7.43     charge (CDSC) for the period involved.
Inception (5/1/84)                 11.37%     5 Years                            -1.57     The CDSC on Class B shares declines from
10 Years                            7.43      1 Year                              4.77     5% beginning at the time of purchase to
 5 Years                           -1.67                                                   0% at the beginning of the seventh year.
 1 Year                             1.16     CLASS B SHARES                                The CDSC on Class C shares is 1% for the
                                             Inception (3/1/99)                   2.30%    first year after purchase. Class R shares
                                              5 Years                            -1.51     do not have a front-end sales charge;
                                              1 Year                              4.89     returns shown are at net asset value and
                                                                                           do not reflect a 0.75% CDSC that may be
                                             CLASS C SHARES                                imposed on a total redemption of
                                             Inception (3/1/99)                   2.43%    retirement plan assets within the first
                                              5 Years                            -1.22     year.
                                              1 Year                              8.89
                                                                                              Had the advisor not waived fees and/or
                                             CLASS R SHARES                                reimbursed expenses in the past, Class A
                                             10 Years                             7.77%    and Class R share performance would have
                                              5 Years                            -0.71     been lower. The performance of the fund's
                                              1 Year                             10.48     share classes will differ due to
                                                                                           different sales charge structures and
                                                                                           class expenses.
====================================================================================================================================

[AIM INVESTMENTS LOGO APPEARS HERE]  P.O. BOX 9132
--Registered Trademark--             HINGHAM, MA 02043-9132


       EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


                        FOUR EASY WAYS TO VOTE YOUR PROXY

 INTERNET: Go to www.aiminvestments.com/proxy and follow the online directions.

TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

     MAIL: Vote, sign, date and return your proxy by mail.

IN PERSON: Vote at the Special Meeting of Shareholders.



AIM EMERGING GROWTH FUND (THE "FUND")                                         PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS                                          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                                  HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any
one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 28, 2005, at 11:00 a.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF
THE PROPOSAL.

                                                                               NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                     PROXY MUST BE SIGNED AND DATED BELOW.

                                                                               Dated                        2005
                                                                                     ----------------------

                                                                               -----------------------------------------------------


                                                                               Signature(s) (if held jointly)      (SIGN IN THE BOX)

                                                                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                               THIS PROXY CARD. All joint owners should sign. When
                                                                               signing as executor, administrator, attorney, trustee
                                                                               or guardian or as custodian for a minor, please give
                                                                               full title as such. If a corporation, limited
                                                                               liability company, or partnership, please sign in
                                                                               full entity name and indicate the signer's position
                                                                               with the entity.

                                                                                                                          Aim 1 - DH

                                                       PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   (X)
                                                       PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                          FOR     AGAINST    ABSTAIN

1.   Approve a Plan of Reorganization (the "Plan") under which all of the assets          ( )       ( )        ( )
     of AIM Emerging Growth Fund (the "Fund"), an investment portfolio of AIM
     Equity Funds ("AEF"), will be transferred to AIM Aggressive Growth Fund
     ("Buying Fund"), which is also an investment portfolio of AEF. Buying Fund will assume the liabilities of the Fund and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.


                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                                                                   Aim Emerg GR - DH

[AIM INVESTMENTS LOGO APPEARS HERE]  P.O. BOX 9132
--Registered Trademark--             HINGHAM, MA 02043-9132


       EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


                        FOUR EASY WAYS TO VOTE YOUR PROXY

 INTERNET: Go to www.aiminvestments.com/proxy and follow the online directions.

TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

     MAIL: Vote, sign, date and return your proxy by mail.

IN PERSON: Vote at the Special Meeting of Shareholders.


AIM LIBRA FUND (THE "FUND")                                                   PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM INVESTMENT FUNDS                                      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                                  HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any
one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 28, 2005, at 11:00 a.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF
THE PROPOSAL.

                                                                               NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                     PROXY MUST BE SIGNED AND DATED BELOW.

                                                                               Dated                         2005
                                                                                     -----------------------


                                                                               -----------------------------------------------------
                                                                               Signature(s) (if held jointly)      (SIGN IN THE BOX)

                                                                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                               THIS PROXY CARD. All joint owners should sign. When
                                                                               signing as executor, administrator, attorney, trustee
                                                                               or guardian or as custodian for a minor, please give
                                                                               full title as such. If a corporation, limited
                                                                               liability company, or partnership, please sign in
                                                                               full entity name and indicate the signer's position
                                                                               with the entity.

                                                                                                                          Aim 1 - DH

                                                       PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   (X)
                                                       PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                                   FOR     AGAINST    ABSTAIN

1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under                       ( )       ( )        ( )
     which all of the assets of AIM Libra Fund (the "Fund"), an investment portfolio of AIM Investment Funds, will be transferred to AIM Aggressive
     Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds
     ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.


                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                                                                      Aim Libra - DH

[AIM INVESTMENTS LOGO APPEARS HERE]

                       AIM DENT DEMOGRAPHIC TRENDS FUND,
                        A PORTFOLIO OF AIM EQUITY FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                    May 23, 2005

Dear Shareholder:

     We are seeking your approval of a Plan of Reorganization (the "Plan") that provides for the sale of the assets of AIM Dent Demographic Trends Fund (the "Fund") to AIM Weingarten Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds. The funds identified for consolidation include certain smaller and less efficient funds that compete for limited shareholder assets and certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the consolidation of your Fund with Buying Fund.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Equity Funds has approved the Plan and proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          President

                       AIM DENT DEMOGRAPHIC TRENDS FUND,
                        A PORTFOLIO OF AIM EQUITY FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2005

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve a Plan of Reorganization (the "Plan") under which all of the assets of AIM Dent Demographic Trends Fund (the "Fund"), an investment portfolio of AIM Equity Funds, will be transferred to AIM Weingarten Fund ("Buying Fund"), which is also an investment portfolio of AIM Equity Funds ("Trust"). Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

     Shareholders of record as of the close of business on April 22, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ Kevin M. Carome
                                          Kevin M. Carome
                                          Secretary

May 23, 2005

AIM DENT DEMOGRAPHIC TRENDS FUND,      AIM WEINGARTEN FUND,
         A PORTFOLIO OF                   A PORTFOLIO OF
        AIM EQUITY FUNDS                 AIM EQUITY FUNDS
  11 GREENWAY PLAZA, SUITE 100     11 GREENWAY PLAZA, SUITE 100
    HOUSTON, TEXAS 77046-1173       HOUSTON, TEXAS 77046-1173
         (800) 347-4246                   (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                  MAY 23, 2005

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM Dent Demographic Trends Fund. The Special Meeting will be held on June 28, 2005, at 11:00 a.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of AIM Dent Demographic Trends Fund (your "Fund") to consider and approve a Plan of Reorganization (the "Plan") that provides for the reorganization of your Fund, an investment portfolio of AIM Equity Funds, with AIM Weingarten Fund ("Buying Fund"), which is also an investment portfolio of AIM Equity Funds ("Trust") (the "Reorganization").

     Under the Plan, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") has approved the Plan and the Reorganization as being advisable and in the best interests of your Fund.

     Trust is a registered open-end management investment company that issues its shares in separate series. Your Fund and Buying Fund are both series of Trust. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. H.S. Dent Advisors, Inc. serves as subadvisor to your Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objectives of your Fund and Buying Fund are similar. Your Fund seeks long-term growth of capital while Buying Fund seeks growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Plan. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated February 28, 2005 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated April 29, 2005, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated April 29, 2005, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated February 28, 2005, and the Statement of Additional Information relating to the Reorganization dated May 23, 2005, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of

Additional Information relating to the Reorganization dated May 23, 2005, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust.

     Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                            EXCHANGE COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                                 OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................
SUMMARY.....................................................    1
  The Reorganization........................................    1
  Comparison of Investment Objectives and Principal
     Strategies.............................................    2
  Comparison of Performance.................................    2
  Comparison of Fees and Expenses...........................    2
  Comparison of Multiple Class Structures...................    2
  Comparison of Sales Charges...............................    3
  Comparison of Distribution and Purchase and Redemption
     Procedures.............................................    3
  The Board's Recommendation................................    4
RISK FACTORS................................................    5
  Risks Associated with Buying Fund.........................    5
  Comparison of Risks of Buying Fund and Your Fund..........    5
INFORMATION ABOUT BUYING FUND...............................    5
  Description of Buying Fund Shares.........................    5
  Management's Discussion of Fund Performance...............    6
  Financial Highlights......................................    6
ADDITIONAL INFORMATION ABOUT THE PLAN.......................    6
  Terms of the Reorganization...............................    6
  The Reorganization........................................    6
  Board Considerations......................................    6
  Other Terms...............................................    9
  Federal Income Tax Consequences...........................    9
  Accounting Treatment......................................   10
RIGHTS OF SHAREHOLDERS......................................   10
CAPITALIZATION..............................................   11
LEGAL MATTERS...............................................   12
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   12
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   12
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   12
  Proxy Statement/Prospectus................................   12
  Time and Place of Special Meeting.........................   13
  Voting in Person..........................................   13
  Voting by Proxy...........................................   13
  Voting by Telephone or the Internet.......................   13
  Quorum Requirement and Adjournment........................   13
  Vote Necessary to Approve the Plan........................   14
  Proxy Solicitation........................................   14
  Other Matters.............................................   14
  Ownership of Shares.......................................   14

EXHIBIT A..............................
                                         Classes of Shares of Your Fund and Corresponding Classes
                                         of Shares of Buying Fund
EXHIBIT B..............................
                                         Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C..............................
                                         Comparison Fee Table and Expense Example
EXHIBIT D..............................
                                         Shares Outstanding of Each Class of Your Fund on Record
                                         Date
EXHIBIT E..............................
                                         Ownership of Shares of Your Fund
EXHIBIT F..............................
                                         Ownership of Shares of Buying Fund
APPENDIX I.............................
                                         Plan of Reorganization for Your Fund
APPENDIX II............................
                                         Prospectus of Buying Fund
APPENDIX III...........................
                                         Discussion of Performance of Buying Fund

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                    SUMMARY

     During 2003 and 2004, AMVESCAP, the parent company of AIM, undertook an integration initiative with respect to its United States mutual fund operations. Among other things, AMVESCAP's integration initiative included the establishment of a single distributor for all AMVESCAP U.S. mutual funds, the integration of back office support for AMVESCAP's U.S. mutual funds, the allocation of primary responsibility for investment advisory, administrative, accounting, and legal and compliance services for all of AMVESCAP's U.S. mutual funds to AIM and streamlining the various mutual funds offered by AMVESCAP's subsidiaries in the U.S.

     Since completion of the AMVESCAP integration initiative, AIM has undertaken an extensive review of its U.S. mutual fund offerings and has concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. The Reorganization is one of a number of fund reorganizations AIM is proposing as a result of this review process. AIM believes that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

     The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund have similar investment objectives and invest in similar securities. The Board believes that the combined fund should have greater market presence and may achieve operating efficiencies by providing economies of scale in that certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. In addition, Buying Fund's total annual operating expenses are lower than the total annual operating expenses of your Fund. For additional information concerning the factors the Board considered in approving the Plan, see "Additional Information About the Plan -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Plan. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Both your Fund and Buying Fund are separate series of Trust, a Delaware statutory trust.

     If shareholders of your Fund approve the Plan and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Plan -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Plan is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan."

     Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Plan -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund have similar investment objectives. Your Fund seeks long-term growth of capital while Buying Fund seeks growth of capital. Your Fund and Buying Fund also invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

      AIM DENT DEMOGRAPHIC TRENDS FUND                      AIM WEINGARTEN FUND
                 (YOUR FUND)                                   (BUYING FUND)
      --------------------------------                      -------------------
INVESTMENT OBJECTIVE
- Long-term growth of capital.                 - Growth of capital.

INVESTMENT STRATEGIES
- Invests in securities which may include      - Invests primarily in common stocks of
  common stocks, convertible bonds,              seasoned and better-capitalized companies.
  convertible preferred stocks and warrants
  of companies within a broad range of market
  capitalizations.
- Portfolio managers purchase securities of    - Portfolio managers focus on companies that
  companies that have experienced, or that       have experienced above-average growth in
  they believe have the potential for, above     earnings and have excellent prospects for
  average, long-term growth in revenues and      future growth.
  earnings.
- May invest up to 25% of total assets in      - May invest up to 20% of total assets in
  foreign securities.                            foreign securities.

- Invests in securities of companies that are  - No corresponding strategy.
  likely to benefit from changing
  demographic, economic and lifestyle trends.

COMPARISON OF PERFORMANCE

     A chart showing the annual total returns for calendar years ended December 31 for Class A shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund and Buying Fund, as of October 31, 2004, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios, based on historical data at a specified date and related projected data for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2004 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R and Institutional Class shares of Buying Fund are available to investors. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus and the related Statements of Additional Information.

          CLASS A                      CLASS B                       CLASS C
          -------                      -------                       -------
- subject to an initial       - not subject to an           - not subject to an
  sales charge*                 initial sales charge          initial sales charge
- may be subject to a CDSC    - subject to a CDSC on        - subject to a CDSC on
  on redemptions made           certain redemptions made      certain redemptions made
  within 18 months from         within 6 years from the       within 12 months from
  the date of certain           date of purchase              the date of purchase
  purchases

                 CLASS R                               INSTITUTIONAL CLASS
           (BUYING FUND ONLY)                          (BUYING FUND ONLY)
           ------------------                          -------------------
- not subject to an initial sales charge     - not subject to an initial sales charge
- may be subject to a CDSC on redemptions    - not subject to a CDSC
  made within 12 months from the date of
  certain purchases

---------------

* Your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund may invest in equity securities of small- and medium-sized companies. The prices of equity securities of small- and medium-sized companies may go up and down more than larger companies' securities. Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

     Your Fund may also invest in convertible securities. The values of convertible securities will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Buying Fund does not typically invest in convertible securities.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Trust in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Trust. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2004 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                     ADDITIONAL INFORMATION ABOUT THE PLAN

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy
Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on July 18, 2005, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on July 15, 2005 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Trust's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Plan. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2004 and for the short taxable year beginning on November 1, 2004 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended October 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Plan.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with its Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

     AIM initially proposed that the Board consider the Reorganization at an in-person meeting of the Board held on February 24, 2005, at which preliminary discussions of the Reorganization took place. After careful consideration and after weighing the pros and cons of the Reorganization, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Plan and the Reorganization, at an in-person meeting of the Board held on March 22, 2005.

     Over the course of the two Board meetings, the Board received from AIM written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains, and capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     AIM proposed the Reorganization in light of the agreement reached by AIM and H.S. Dent Advisors, Inc. to terminate AIM's investment sub-advisory agreement with H.S. Dent Advisors, Inc. with respect to your Fund. As a result, the sub-advisory agreement will expire at the end of its current term on June 30, 2005. In considering the Reorganization, the Board noted that the funds have similar investment objectives, are managed by the same portfolio management team and invest in similar securities. In addition, Buying Fund's recent performance has been better than your Fund and Buying Fund's expenses are lower than those of your Fund.

     The Board noted that your Fund is a multi-cap growth fund with a focus on large cap companies. The Board also noted that your Fund's demographic trends strategy has historically resulted in a portfolio concentrated in four sectors -- information technology, health care, consumer stocks and financials. As a consequence, your Fund generally has been more volatile than the average large-cap growth fund. By contrast, Buying Fund is a large cap growth fund with broader sector diversification. The funds are currently managed by the same portfolio management team and invest in similar securities, resulting in significant portfolio overlap between the two funds. As of November 30, 2004, approximately 72% of your Fund's total net assets were invested in securities Buying Fund also owned. The Board considered that the combination of the two funds will provide additional sector diversification to your Fund's shareholders which may lead to reduced volatility in the future.

     The Board noted the funds' relative asset sizes, concluding that Buying Fund should be the surviving fund because it has significantly greater assets than your Fund. As of November 30, 2004, Buying Fund had total net assets of approximately $2.4 billion, compared to total net assets of $467 million for your Fund.

     The Board considered your Fund's performance in relation to Buying Fund, noting that Buying Fund's performance generally has been stronger than that of your Fund. As of November 30, 2004, the comparative performance of Class A shares of the funds (without sales loads) was as follows:

                          AVERAGE ANNUAL TOTAL RETURNS

                                       ONE     FIVE      TEN      SINCE
                                      YEAR    YEARS     YEARS   INCEPTION   INCEPTION DATE
                                      -----   ------    -----   ---------   --------------
Your Fund...........................  3.54%    (9.26)%   N/A      (3.56)%    June 7, 1999
Buying Fund.........................  6.78%   (11.52)%  5.86%     11.69%    June 17, 1969

     The Board also considered the operating expenses the funds incur. The total annual operating expenses of your Fund before giving pro forma effect to the Reorganization, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be approximately 0.31%, 0.26% and 0.26%, respectively, lower than those of your Fund. In addition, the Board noted that the Rule 12b-1 fee applicable to Class A shares of Buying Fund is 0.05% lower than the Rule 12b-1 fee applicable to Class A shares of your Fund, which is reflected in the reduced total annual operating expenses described above.

     The Board also considered, based upon historical data at a specified date, the effect of the Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of your Fund and of Buying Fund as offsets to future realized capital gains. Although approximately 89% of the capital loss carryforwards of your Fund are estimated to be disallowed as a consequence of the Reorganization and your Fund's shareholders are estimated to have a greater portion of the post-Reorganization net asset value of their shares represented by net unrealized gains, Buying Fund would still retain capital loss carryforwards after the Reorganization substantially in excess of its anticipated post-Reorganization net asset value. Moreover, such capital loss carryforwards are estimated to be nearly five times the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Reorganization. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

     The total expenses to be incurred in connection with the Reorganization are expected to be approximately $248,000. Your Fund's expenses incurred in connection with the Reorganization are expected to be approximately $227,000. The Board noted AIM's proposal that your Fund bear the costs of the Reorganization and concluded it was appropriate for your Fund to bear such costs in light of the decrease in expenses that are expected to result from the Reorganization. Buying Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $21,000. Buying Fund will bear its costs and expenses incurred in connection with the Reorganization.

     To determine which party would bear the expenses to be incurred in connection with the Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and your Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by your Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for your Fund's shareholders to recoup expenses incurred in the Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of your Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of your Fund and Buying Fund.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Plan by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Plan following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Plan may be amended without shareholder approval by mutual agreement of the parties.

     The obligations of Trust pursuant to the Plan are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Trust's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Plan; and

     - Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Plan will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trustees of Trust may waive without shareholder approval any default or any failure to satisfy any of the above conditions as long as such a waiver will not have a material adverse effect on the benefits intended under the Plan for the shareholders of your Fund. The Plan may be terminated and the Reorganization may be abandoned at any time if the shareholders of your Fund do not approve the Plan or if the Closing does not occur on or before September 30, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Trust has not requested and will not request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Your Fund and Buying Fund are each separate series of shares of beneficial interest of Trust. Since both funds are part of the same legal entity there are no material differences in the rights of shareholders.

                                 CAPITALIZATION

     The following table sets forth, as of December 31, 2004, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Plan.

                                                                                PRO FORMA
                                YOUR FUND       BUYING FUND                    BUYING FUND
                              CLASS A SHARES   CLASS A SHARES   ADJUSTMENTS   CLASS A SHARES
                              --------------   --------------   -----------   --------------
Net Assets..................   $180,983,723    $1,891,224,571    $(86,468)    $2,072,121,826
Shares Outstanding..........     21,074,330       145,013,151      (6,631)       158,889,073
Net Asset Value Per Share...   $       8.59    $        13.04    $  13.04     $        13.04

                                                                                   PRO FORMA
                                   YOUR FUND       BUYING FUND                    BUYING FUND
                                 CLASS B SHARES   CLASS B SHARES   ADJUSTMENTS   CLASS B SHARES
                                 --------------   --------------   -----------   --------------
Net Assets.....................   $216,549,238     $443,959,721     $(103,539)    $660,405,420
Shares Outstanding.............     26,152,195       37,128,946        (8,657)      55,225,655
Net Asset Value Per Share......   $       8.28     $      11.96     $   11.96     $      11.96

                                                                                    PRO FORMA
                                    YOUR FUND       BUYING FUND                    BUYING FUND
                                  CLASS C SHARES   CLASS C SHARES   ADJUSTMENTS   CLASS C SHARES
                                  --------------   --------------   -----------   --------------
Net Assets......................   $75,863,648      $81,253,918      $(36,993)     $157,080,573
Shares Outstanding..............     9,163,184        6,789,200        (3,090)       13,124,553
Net Asset Value Per Share.......   $      8.28      $     11.97      $  11.97      $      11.97

                                                                                    PRO FORMA
                                    YOUR FUND       BUYING FUND                    BUYING FUND
                                  CLASS R SHARES   CLASS R SHARES   ADJUSTMENTS   CLASS R SHARES
                                  --------------   --------------   -----------   --------------
Net Assets......................              --     $1,593,742        $  --        $1,593,742
Shares Outstanding..............              --        122,914           --           122,914
Net Asset Value Per Share.......              --     $    12.97        $  --        $    12.97

                                                                                       PRO FORMA
                                         YOUR FUND      BUYING FUND                   BUYING FUND
                                       INSTITUTIONAL   INSTITUTIONAL                 INSTITUTIONAL
                                       CLASS SHARES    CLASS SHARES    ADJUSTMENT    CLASS SHARES
                                       -------------   -------------   -----------   -------------
Net Assets...........................            --      $1,960,250       $  --        $1,960,250
Shares Outstanding...................            --         141,806          --           141,806
Net Asset Value Per Share............            --      $    13.82       $  --        $    13.82

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Shareholder Information" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information and the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Selling Fund Prospectus and Buying Fund Prospectus are incorporated herein by reference.

     Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Trust relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special

Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote. Shareholders of record as of the close of business on April 22, 2005 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Plan, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE PLAN

     If a quorum is present, approval of the Plan requires the affirmative vote of a majority of shares cast by the shareholders of your Fund at the Special Meeting. Abstentions and broker non-votes will not be considered votes cast at the Special Meeting.

PROXY SOLICITATION

     Trust will solicit proxies for the Special Meeting. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. Your Fund will bear all of the costs and expenses incurred in connection with the Reorganization, including solicitation costs. Solicitation costs are expected to be approximately $750.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit E.

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of your Fund's shares and Buying Fund's shares by trustees and current executive officers of Trust can be found in Exhibit E and F, respectively.

                                   EXHIBIT A

  CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND

CLASSES OF SHARES OF YOUR FUND   CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------   ----------------------------------------------
           Class A                                  Class A
           Class B                                  Class B
           Class C                                  Class C

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

                                  (Your Fund)
                        AIM DENT DEMOGRAPHIC TRENDS FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................  -17.22%
2001...................................................................  -32.06%
2002...................................................................  -32.68%
2003...................................................................   36.58%
2004...................................................................     7.5%

     During the periods shown in the bar chart, the highest quarterly return was 23.36% (quarter ended December 31, 2001) and the lowest quarterly return was (31.35)% (quarter ended March 31, 2001). The year-to-date return for AIM Dent Demographic Trends Fund as of March 31, 2005 was (4.31)%.

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects the payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
(INCLUDING SALES CHARGES)

(FOR THE PERIOD ENDED DECEMBER 31, 2004)    1-YEAR   5-YEAR   SINCE INCEPTION   INCEPTION DATE
----------------------------------------    ------   ------   ---------------   --------------
CLASS A...................................                                         06/07/99
  Return Before Taxes.....................   1.54%   (12.08)%      (3.67)%
  Return After Taxes on Distributions.....   1.54    (12.08)       (3.67)
  Return After Taxes on Distributions and
     Sale of Fund Shares..................   1.00     (9.82)       (3.08)
CLASS B...................................                                         06/07/99
  Return before taxes.....................   1.84    (12.03)       (3.51)
CLASS C...................................                                         06/07/99
  Return before taxes.....................   5.84    (11.67)       (3.33)
  S&P 500 Index(1)........................  10.87     (2.30)        0.21           05/31/99(4)
  Russell 3000--Registered Trademark--
     Growth Index(2)......................   6.93     (8.87)       (3.65)          05/31/99(4)
  Lipper Multi-Cap Growth Fund Index(3)...  11.26     (7.00)       (0.85)          05/31/99(4)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The S&P 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also included the Russell 3000--Registered Trademark--Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Russell 3000--Registered Trademark-- Growth Index measures the performance of those Russell 3000--Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000--Registered Trademark-- Growth or Russell 2000--Registered Trademark-- Growth indices. The Russell 3000--Registered Trademark-- Index includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. equity market.

(3) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets.

(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                                 (Buying Fund)
                              AIM WEINGARTEN FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   34.76%
1996...................................................................   17.67%
1997...................................................................   25.96%
1998...................................................................   33.06%
1999...................................................................   34.90%
2000...................................................................  -20.37%
2001...................................................................  -34.10%
2002...................................................................  -31.50%
2003...................................................................   30.74%
2004...................................................................    7.95%

     During the periods shown in the bar chart, the highest quarterly return was 28.03% (quarter ended December 31, 1998) and the lowest quarterly return was (27.65)% (quarter ended March 31, 2001). The year-to-date return for AIM Weingarten Fund as of March 31, 2005 was (2.99)%.

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects the payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
(INCLUDING SALES CHARGES)

                                                                            SINCE
(FOR THE PERIODS ENDED DECEMBER 31, 2004)  1-YEAR   5-YEARS   10-YEARS   INCEPTION(1)   INCEPTION DATE
-----------------------------------------  ------   -------   --------   ------------   --------------
CLASS A...............................                                                     06/17/69
  Return Before Taxes.................      2.03%   (13.67)%    5.56%          --
  Return After Taxes on Distributions..     2.03    (14.19)     3.54           --
  Return After Taxes on Distributions and
     Sale of Fund Shares..............      1.32    (10.98)     4.14           --
CLASS B...............................                                                     06/26/95
  Return Before Taxes.................      2.17    (13.60)       --         3.63%
CLASS C...............................                                                     08/04/97
  Return Before Taxes.................      6.16    (13.30)       --        (1.89)
CLASS R(2)............................                                                     06/17/69(2)
  Return Before Taxes.................      7.64    (12.88)     5.95           --
S&P 500 Index(3)......................     10.87     (2.30)    12.07           --
Russell 1000--Registered Trademark--
  Growth Index(4).....................      6.30     (9.29)     9.59           --
Lipper Large-Cap Growth Fund Index(5)...    7.45     (9.72)     8.64           --

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five year period and ten year period are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.

(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast. The Russell
    1000--Registered Trademark-- Index measures the performance of the largest 1,000 companies domiciled in the United States.

(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Large Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

                                   EXHIBIT C

                   COMPARISON FEE TABLE AND EXPENSE EXAMPLES

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of AIM Dent Demographic Trends Fund ("Your Fund"), and of Class A, Class B, Class C, Class R and Institutional Class shares of AIM Weingarten Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. There is no guarantee that actual expenses will be the same as those shown in the table.

                                  AIM DENT DEMOGRAPHIC TRENDS
                                              FUND                                 AIM WEINGARTEN FUND
                                           YOUR FUND                                   BUYING FUND
                                        (AS OF 10/31/04)                             (AS OF 10/31/04)
                                 ------------------------------   ------------------------------------------------------
                                 CLASS A    CLASS B     CLASS C   CLASS A    CLASS B   CLASS C   CLASS R   INSTITUTIONAL
                                 SHARES     SHARES      SHARES    SHARES     SHARES    SHARES    SHARES        CLASS
                                 -------    -------     -------   -------    -------   -------   -------   -------------
SHAREHOLDER TRANSACTION
 EXPENSES (fees paid directly
 from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering
 price)........................   5.50%      None        None      5.50%      None      None      None         None
Maximum Deferred Sales Charge
 (Load) (as a percentage of
 original purchase price or
 redemption proceeds, as
 applicable)...................   None(1)(2)  5.00%      1.00%     None(1)(2)  5.00%    1.00%     None(3)      None
ANNUAL FUND OPERATING
 EXPENSES(4) (expenses that are
 deducted from fund assets)
Management Fees(5).............   0.77%      0.77%       0.77%     0.64%      0.64%     0.64%     0.64%        0.64%
Distribution and/or Service
 (12b-1) Fees..................   0.35%      1.00%       1.00%     0.30%      1.00%     1.00%     0.50%          --
Other Expenses.................   0.70%      0.70%       0.70%     0.46%      0.46%     0.46%     0.46%        0.21%
Total Annual Fund Operating
 Expenses(6)...................   1.82%      2.47%       2.47%     1.40%      2.10%     2.10%     1.60%        0.85%
Fee Waiver(7)..................   0.09%      0.09%       0.09%       --         --        --        --           --
Net Annual Fund Operating
 Expenses(9), (10).............   1.73%      2.38%       2.38%     1.40%      2.10%     2.10%     1.60%        0.85%

                                                  AIM WEINGARTEN FUND
                                                      BUYING FUND
                                                   PRO FORMA COMBINED
                                                    (AS OF 10/31/04)
                                 ------------------------------------------------------
                                 CLASS A    CLASS B   CLASS C   CLASS R   INSTITUTIONAL
                                 SHARES     SHARES    SHARES    SHARES        CLASS
                                 -------    -------   -------   -------   -------------
SHAREHOLDER TRANSACTION
 EXPENSES (fees paid directly
 from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering
 price)........................   5.50%      None      None      None          None
Maximum Deferred Sales Charge
 (Load) (as a percentage of
 original purchase price or
 redemption proceeds, as
 applicable)...................   None(1)(2)  5.00%    1.00%     None(3)       None
ANNUAL FUND OPERATING
 EXPENSES(4) (expenses that are
 deducted from fund assets)
Management Fees(5).............   0.64%      0.64%     0.64%     0.64%         0.64%
Distribution and/or Service
 (12b-1) Fees..................   0.30%      1.00%     1.00%     0.50%           --
Other Expenses.................   0.49%      0.49%     0.49%     0.49%         0.24%
Total Annual Fund Operating
 Expenses(6)...................   1.43%      2.13%     2.13%     1.63%         0.88%
Fee Waiver(7)..................   0.01%      0.01%     0.01%     0.01%         0.05%(8)
Net Annual Fund Operating
 Expenses(9), (10).............   1.42%      2.12%     2.12%     1.62%         0.83%

---------------

 (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

 (2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (3) If you are a retirement plan participant you may pay 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (4) There is no guarantee that actual expenses will be the same as those shown in the table.

 (5) Effective July 1, 2004, The Board of Trustees of AIM Equity Funds approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for Your Fund has been reduced from 0.85% to 0.77%. Management Fees reflect this agreement.

 (6) Upon closing of the Reorganization, the advisor has agreed to voluntarily limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of AIM Weingarten Fund Class A, Class B, Class C, Class R and Institutional Class shares to 1.95%, 2.65%, 2.65%, 2.15% and 1.65%, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. This expense limitation agreement may be modified or discontinued upon consultation of the Board of Trustees without further notice to investors.

 (7) Effective January 1, 2005 through December 31, 2009, the advisor for AIM Dent Demographic Trends Fund and AIM Weingarten Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

 (8) The transfer agent for the Buying Fund's -- Institutional Class has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of average daily net assets. The expense limitation agreement is in effect until October 31, 2005. The Fee Waiver reflects this agreement.

 (9) At the request of the Trustees of AIM Equity Funds, AMVESCAP has agreed to reimburse the Trust for fund expenses related to market timing matters.

(10) AIM Dent Demographic Trends Fund will incur additional expenses in connection with the Reorganization.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the Reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and includes the effects of contractual fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM DENT DEMOGRAPHIC TRENDS FUND (YOUR FUND)
Class A.............................................  $716   $1,065   $1,437   $2,530
Class B.............................................   741    1,042    1,470    2,607
Class C.............................................   341      742    1,270    2,768
AIM WEINGARTEN FUND (BUYING FUND)
Class A.............................................  $685   $  969   $1,274   $2,137
Class B.............................................   713      958    1,329    2,252
Class C.............................................   313      658    1,129    2,431
Class R.............................................   163      505      871    1,900
Institutional Class.................................    87      271      471    1,049
AIM WEINGARTEN FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $687   $  977   $1,288   $2,168
Class B.............................................   715      966    1,343    2,283
Class C.............................................   315      666    1,143    2,461
Class R.............................................   165      513      886    1,932
Institutional Class.................................    85      276      483    1,080

     You would pay the following expenses if you did not redeem your shares:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM DENT DEMOGRAPHIC TRENDS FUND (YOUR FUND)
Class A.............................................  $716   $1,065   $1,437   $2,530
Class B.............................................   241      742    1,270    2,607
Class C.............................................   241      742    1,270    2,768
AIM WEINGARTEN FUND (BUYING FUND)
Class A.............................................  $685   $  969   $1,274   $2,137
Class B.............................................   213      658    1,129    2,252
Class C.............................................   213      658    1,129    2,431
Class R.............................................   163      505      871    1,900
Institutional Class.................................    87      271      471    1,049
AIM WEINGARTEN FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class A.............................................  $687   $  977   $1,288   $2,168
Class B.............................................   215      666    1,143    2,283
Class C.............................................   215      666    1,143    2,461
Class R.............................................   165      513      886    1,932
Institutional Class.................................    85      276      483    1,080

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of April 22, 2005, there were the following number of shares outstanding of each class of your Fund:

AIM DENT DEMOGRAPHIC TRENDS FUND
--------------------------------
Class A Shares:.............................................  18,536,932.112
Class B Shares:.............................................  23,405,330.442
Class C Shares:.............................................   7,994,306.486

                                   EXHIBIT E

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                                                                 NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                             CLASS OF SHARES   SHARES OWNED     OF RECORD*
----------------                             ---------------   -------------   -------------
Citigroup Global Markets House Account.....      Class B        2,280,532.75       9.74%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith........      Class B        2,128,346.54       9.09%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith........      Class C        1,183,997.61      14.81%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets House Account ....      Class C          995,486.57      12.45%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

---------------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Trust, the ownership of shares of AIM Dent Demographic Trends Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                   EXHIBIT F

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                              AIM WEINGARTEN FUND

                                                CLASS OF     NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                                 SHARES    SHARES OWNED     OF RECORD*
----------------                                --------   -------------   -------------
Merrill Lynch Pierce Fenner & Smith...........   Class A   19,232,261.38       11.32%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets House Account........   Class A   12,922,110.96        7.61%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Citigroup Global Markets House Account .......   Class B    2,927,813.82        6.27%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith...........   Class B    2,557,317.43        5.48%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith...........   Class C    1,325,958,36       16.74%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets House Account .......   Class C      430,498.06        5.43%
  Attn Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

---------------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Trust, the ownership of shares of AIM Weingarten Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                                                      APPENDIX I


                             PLAN OF REORGANIZATION

                                       FOR

                        AIM DENT DEMOGRAPHIC TRENDS FUND,

                             A SEPARATE PORTFOLIO OF

                                AIM EQUITY FUNDS

                                 MARCH 22, 2005

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE 1 DEFINITIONS..........................................................................................   1
      SECTION 1.1.    Definitions..............................................................................   1

ARTICLE 2 TRANSFER OF ASSETS...................................................................................   4
      SECTION 2.1.    Reorganization of Selling Fund...........................................................   4
      SECTION 2.2.    Computation of Net Asset Value...........................................................   5
      SECTION 2.3.    Valuation Date...........................................................................   5
      SECTION 2.4.    Delivery.................................................................................   5
      SECTION 2.5.    Termination of Series and Redemption of Selling Fund Shares..............................   6
      SECTION 2.6.    Issuance of Buying Fund Shares...........................................................   6
      SECTION 2.7.    Investment Securities....................................................................   6
      SECTION 2.8.    Liabilities..............................................................................   6

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLING FUND.......................................................   6
      SECTION 3.1.    Registration and Regulation of Selling Fund..............................................   6
      SECTION 3.2.    Selling Fund Financial Statements........................................................   7
      SECTION 3.3.    No Material Adverse Changes; Contingent Liabilities......................................   7
      SECTION 3.4.    Selling Fund Shares; Business Operations.................................................   7
      SECTION 3.5.    Accountants..............................................................................   8
      SECTION 3.6.    Binding Obligation.......................................................................   8
      SECTION 3.7.    No Breaches or Defaults..................................................................   8
      SECTION 3.8.    Permits..................................................................................   9
      SECTION 3.9.    No Actions, Suits or Proceedings.........................................................   9
      SECTION 3.10.   Contracts............................................. ..................................   9
      SECTION 3.11.   Properties and Assets....................................................................   9
      SECTION 3.12.   Taxes....................................................................................   9
      SECTION 3.13.   Benefit and Employment Obligations.......................................................  10
      SECTION 3.14.   Voting Requirements......................................................................  10
      SECTION 3.15.   State Takeover Statutes..................................................................  10
      SECTION 3.16.   Books and Records........................................................................  10
      SECTION 3.17.   Prospectus and Statement of Additional Information.......................................  10
      SECTION 3.18.   No Distribution..........................................................................  11
      SECTION 3.19.   Liabilities of Selling Fund..............................................................  11
      SECTION 3.20.   Shareholder Expenses.....................................................................  11

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYING FUND........................................................  11
      SECTION 4.1.    Registration and Regulation of Buying Fund...............................................  11
      SECTION 4.2.    Buying Fund Financial Statements.........................................................  11
      SECTION 4.3.    No Material Adverse Changes; Contingent Liabilities......................................  11
      SECTION 4.4.    Registration of Buying Fund Shares.......................................................  12
      SECTION 4.5.    Accountants..............................................................................  12
      SECTION 4.6.    Binding Obligation.......................................................................  13
      SECTION 4.7.    No Breaches or Defaults..................................................................  13
      SECTION 4.8.    Permits..................................................................................  13

      SECTION 4.9.    No Actions, Suits or Proceedings.........................................................  13
      SECTION 4.10.   Taxes....................................................................................  14
      SECTION 4.11.   Representations Concerning the Reorganization............................................  14
      SECTION 4.12.   Prospectus and Statement of Additional Information.......................................  15

ARTICLE 4A CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND......................................................  15
      SECTION 4A.1    No Governmental Actions..................................................................  15
      SECTION 4A.2    No Brokers...............................................................................  15
      SECTION 4A.3    Value of Shares..........................................................................  15
      SECTION 4A.4    Intercompany Indebtedness; Consideration.................................................  15
      SECTION 4A.5    Authorizations or Consents...............................................................  16
      SECTION 4A.6    No Bankruptcy Proceedings................................................................  16

ARTICLE 5 COVENANTS............................................................................................  16
      SECTION 5.1.    Conduct of Business......................................................................  16
      SECTION 5.2.    Expenses.................................................................................  16
      SECTION 5.3.    Further Assurances.......................................................................  16
      SECTION 5.4.    Consents, Approvals and Filings..........................................................  17
      SECTION 5.5.    Submission of Plan to Shareholders.......................................................  17

ARTICLE 6 FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION...................................................  17
      SECTION 6.1.    Further Conditions Precedent with respect to Both Funds..................................  17

ARTICLE 7 TERMINATION OF PLAN..................................................................................  19
      SECTION 7.1.    Termination..............................................................................  19
      SECTION 7.2.    Survival After Termination...............................................................  19

ARTICLE 8 MISCELLANEOUS........................................................................................  19
      SECTION 8.1.    Survival of Representations, Warranties and Covenants....................................  19
      SECTION 8.2.    Governing Law............................................................................  19
      SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment........................................  19
      SECTION 8.4.    Obligations of Trust.....................................................................  20
      SECTION 8.5.    Amendments...............................................................................  20
      SECTION 8.6.    Entire Plan; Exhibits and Schedules......................................................  20
      SECTION 8.7.    Successors and Assigns; Assignment.......................................................  20

EXHIBIT A        Excluded Liabilities of Selling Fund
SCHEDULE 2.1     Classes of Shares of Selling Fund and Corresponding Classes of
                 Shares of Buying Fund
SCHEDULE 3.3     Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.3     Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.4(a)  Classes of Shares of Buying Fund
SCHEDULE 4.11(b) Permitted Reorganizations of Funds
SCHEDULE 6.2(j)  Tax Opinions

                             PLAN OF REORGANIZATION

            PLAN OF REORGANIZATION, dated as of March 22, 2005 (this "Plan"), is adopted by AIM Equity Funds, a Delaware statutory trust ("Trust"), acting on behalf of AIM Dent Demographic Trends Fund ("Selling Fund") and AIM Weingarten Fund ("Buying Fund"), each a separate series of Trust.

                                   WITNESSETH

            WHEREAS, Trust is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund and Buying Fund, for sale to the public; and

            WHEREAS, Investment Adviser (as defined below) provides investment advisory services to Trust; and

            WHEREAS, the Trust desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Trust of shares of Buying Fund in the manner set forth in this Plan; and

            WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund; and

            WHEREAS, this Plan is intended to be and is adopted by Trust as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the Code (as defined below); and

            WHEREAS, Trust is duly organized, validly existing and in good standing under Applicable Law (as defined below), with all requisite power and authority to adopt this Plan and perform its obligations hereunder.

            NOW, THEREFORE, Trust hereby adopts the following:

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION 1.1. Definitions. For all purposes in this Plan, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

      "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

      "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

      "Applicable Law" means the applicable laws of the State of Delaware, including the Delaware Statutory Trust Act.

      "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Trust on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or trustee of Trust.

      "Buying Fund" means AIM Weingarten Fund, a separate series of Trust.

      "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2004.

      "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Plan.

      "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Plan.

      "Closing Date" means July 18, 2005, or such other date as the parties may mutually agree upon.

      "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

      "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

      "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

      "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

      "Governing Documents" means the organic documents which govern the business and operations of Trust and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

      "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

      "Investment Adviser" means A I M Advisors, Inc.

      "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

      "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

      "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

      "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

      "NYSE" means the New York Stock Exchange.

      "Permits" shall have the meaning set forth in Section 3.9 of this Plan.

      "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

      "Plan" means this Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

      "Registration Statement" means the registration statement on Form N-1A of Trust, as amended, 1940 Act Registration No. 811-1424.

      "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Trust of Buying Fund Shares directly to Selling Fund Shareholders as described in this Plan, and the termination of Selling Fund's status as a designated series of shares of Trust.

      "Required Shareholder Vote" means, if a quorum is present, the affirmative vote of a majority of the shares cast at the Shareholders Meeting.

      "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

      "Selling Fund" means AIM Dent Demographic Trends Fund, a separate series of Trust.

      "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2004.

      "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

      "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

      "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Trust to consider and vote upon the approval of this Plan.

      "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

      "Termination Date" means September 30, 2005, or such later date as the parties may mutually agree upon.

      "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

      "Valuation Date" shall have the meaning set forth in Section 2.2 of this Plan.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

      SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section

2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

      SECTION 2.2. Computation of Net Asset Value.

            (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

            (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Registration Statement.

            (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Plan shall be computed in accordance with the policies and procedures of Selling Fund as described in the Registration Statement.

            (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Plan shall be made by Trust.

      SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Plan have been consummated), to be distributed to Selling Fund Shareholders under this Plan.

      SECTION 2.4. Delivery.

            (a) No later than three (3) business days preceding the Closing Date, Trust shall instruct Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Custodian. Such assets shall be delivered by Trust to Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Custodian.

            (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Trust shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Custodian, including brokers' confirmation slips.

      SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Trust shall be terminated and Trust shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Trust.

      SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Trust shall provide instructions to the transfer agent of Trust with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Trust shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Trust for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Trust.

      SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Trust shall prepare a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Trust prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

      SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF SELLING FUND

      Trust, on behalf of Selling Fund, represents and warrants as follows:

      SECTION 3.1. Registration and Regulation of Selling Fund. All Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Trust to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 3.2. Selling Fund Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 3.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund. Except as set forth on Schedule 3.3, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the Selling Fund Financial Statements.

      SECTION 3.4. Selling Fund Shares; Business Operations.

            (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

            (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any

Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund.

            (e) Except for the Senior Officer Trust is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Trust does not have, and has not had during the six (6) months prior to the date of this Plan, any employees, and shall not hire any employees from and after the date of this Plan through the Closing Date.

      SECTION 3.5. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 3.6. Binding Obligation. This Plan has been duly authorized and delivered by Trust on behalf of Selling Fund and, assuming this Plan has been duly approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Trust enforceable against Trust in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 3.7. No Breaches or Defaults. The adoption and delivery of this Plan by Trust on behalf of Selling Fund and performance by Trust of its obligations hereunder has been duly authorized by all necessary trust action on the part of Trust, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Trust and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Trust is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Trust or any property of Selling Fund.

      SECTION 3.8. Permits. Trust has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 3.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Trust, threatened in writing or, if probable of assertion, orally, against Trust affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Trust's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Trust is not, and has not been, to the knowledge of Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Trust's Board of Trustees.

      SECTION 3.10. Contracts. Trust is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Trust there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

      SECTION 3.11. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

      SECTION 3.12. Taxes.

            (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2004 and for the short taxable year beginning on November 1, 2004 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

            (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 3.13. Benefit and Employment Obligations. Except for the unfunded trustee retirement plan and the trustee deferred compensation plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

      SECTION 3.14. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Plan.

      SECTION 3.15. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Plan or any of the transactions contemplated by this Plan.

      SECTION 3.16. Books and Records. The books and records of Trust relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

      SECTION 3.17. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 3.18. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

      SECTION 3.19. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

      SECTION 3.20. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF BUYING FUND

      Trust, on behalf of Buying Fund, represents and warrants as follows:

      SECTION 4.1. Registration and Regulation of Buying Fund. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 4.2. Buying Fund Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 4.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Trust. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.3, no contingent liabilities of Buying Fund have arisen since the date of the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

      SECTION 4.4. Registration of Buying Fund Shares.

            (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.4(a). Under its Governing Documents, Trust is authorized to issue an unlimited number of shares of each such class.

            (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Trust then in effect.

            (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Trust's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Trust to revoke or rescind any such registration or qualification.

      SECTION 4.5. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 4.6. Binding Obligation. This Plan has been duly authorized and delivered by Trust on behalf of Buying Fund and, assuming this Plan has been duly authorized and delivered by Trust, on behalf of Selling Fund, constitutes the legal, valid and binding obligation of Trust, enforceable against Trust in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 4.7. No Breaches or Defaults. The execution and delivery of this Plan by Trust on behalf of Buying Fund and performance by Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of Trust and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Trust is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Trust or any property of Buying Fund.

      SECTION 4.8. Permits. Trust has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 4.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Trust, threatened in writing or, if probable of assertion, orally, against Trust, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Trust's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Trust is not, and has not been, to the knowledge of Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Trust's Board of Trustees.

      SECTION 4.10. Taxes.

            (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

            (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 4.11. Representations Concerning the Reorganization.

            (a) There is no plan or intention by Trust or any person related to Trust to acquire or redeem any of the Buying Fund Shares issues in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

            (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.11(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.11(b).

            (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.11(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.11(b).

            (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund.

      SECTION 4.12. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE 4A

                 CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND

            Trust's obligations to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Trust may waive:

      SECTION 4A.1 No Governmental Actions. There is no pending action, suit or proceeding, nor, to the knowledge of Trust, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Trust before any Governmental Authority which questions the validity or legality of this Plan or of the transactions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

      SECTION 4A.2 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Trust in connection with this Plan or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Trust or any action taken by it.

      SECTION 4A.3 Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

      SECTION 4A.4 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discoun1t. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

      SECTION 4A.5 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and any that must be made after the Closing Date to comply with Section 2.5 of this Plan, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Trust in connection with the due adoption by Trust of this Plan and the consummation by Trust of the transactions contemplated hereby.

      SECTION 4A.6 No Bankruptcy Proceedings. Trust is not, with respect to either Fund, under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                                    ARTICLE 5

                                    COVENANTS

      SECTION 5.1. Conduct of Business.

            (a) From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article
7), Trust shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.11(b).

            (b) From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article
7), Trust shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.11(b).

      SECTION 5.2. Expenses. Selling Fund and Buying Fund shall each bear their respective costs and expenses incurred in connection with this Plan and the Reorganization and other transactions contemplated hereby.

      SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

      SECTION 5.4. Consents, Approvals and Filings. Trust shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Plan. In addition, Trust shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Trust shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

      SECTION 5.5. Submission of Plan to Shareholders. Trust shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Trust shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Plan. Trust shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

               FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION

      SECTION 6.1. Further Conditions Precedent with respect to Both Funds. The obligation of Trust to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Trust.

            (a) The representations and warranties of Trust on behalf of Selling Fund and Buying Fund set forth in this Plan shall be true and correct in all material respects as of the date of this Plan and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Trust shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund and Buying Fund set forth herein to be performed or satisfied at or prior to the Closing Date.

            (c) There shall be delivered at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Trust, in such individual's capacity as an officer of Trust and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Trust certifying as to the accuracy and completeness of the attached Governing Documents of Trust, and resolutions, consents and authorizations of or regarding Trust with respect to the execution and delivery of this Plan and the transactions contemplated hereby.

            (d) The dividend or dividends described in the last sentence of
Section 3.13(a) shall have been declared.

            (e) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Plan and the consummation of the transactions contemplated herein by Trust shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (f) This Plan, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

            (g) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.1(g), assets used by Selling Fund to pay the expenses it incurs in connection with this Plan and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Plan shall be included as assets of Selling Fund held immediately prior to the Reorganization.

            (h) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

            (i) The Registration Statement on Form N-14 filed by Trust with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.1(j) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

            (j) Trust shall have received on or before the Closing Date an opinion of Counsel in form and substance reasonably acceptable to Trust, as to the matters set forth on Schedule 6.1(j). In rendering such opinion, Counsel may request and rely upon representations contained in certificates of officers of Trust and others, and the officers of Trust shall use their best efforts to make available such truthful certificates.

                                    ARTICLE 7

                               TERMINATION OF PLAN

      SECTION 7.1. Termination. This Plan may be terminated by Trust on or prior to the Closing Date as follows:

            (a) if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund;

            (b) if the Closing Date shall not be on or before the Termination Date;

            (c) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.5; or

            (d) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

      SECTION 7.2. Survival After Termination. If this Plan is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Plan shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of
Section 5.2.

                                    ARTICLE 8

                                  MISCELLANEOUS

      SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Plan, and the covenants in this Plan that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Plan that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

      SECTION 8.2. Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

      SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Plan shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Plan is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Plan or any part hereof.

Without the prior written consent of the parties hereto, this Plan may not be assigned by any of the parties hereto.

      SECTION 8.4. Obligations of Trust. Trust hereby acknowledges and agrees that each of Buying Fund and Selling Fund is a separate investment portfolio of Trust, that Trust is executing this Plan on behalf of each of Buying Fund and Selling Fund, and that any amounts payable by Trust under or in connection with this Plan shall be payable solely from the revenues and assets of Buying Fund or Selling Fund, as applicable. Trust further acknowledges and agrees that this Plan has been executed by a duly authorized officer of Trust in his or her capacity as an officer of Trust intending to bind Trust as provided herein, and that no officer, trustee or shareholder of Trust shall be personally liable for the liabilities or obligation of Trust incurred hereunder. Finally, Trust acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Plan shall be enforceable against the assets of Buying Fund or Selling Fund, as applicable, only and not against the assets of Trust generally or assets belonging to any other series of Trust.

      SECTION 8.5. Amendments. This Plan may not be amended, altered or modified except with the approval of Trust's Board of Trustees.

      SECTION 8.6. Entire Plan; Exhibits and Schedules. This Plan, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

      SECTION 8.7. Successors and Assigns; Assignment. This Plan shall be binding upon and inure to the benefit of Trust, on behalf of Selling Fund, and Trust, on behalf of Buying Fund, and their respective successors and permitted assigns.

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

    CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF
                                   BUYING FUND

                                      Corresponding Classes of
Classes of Shares of Selling Fund       Shares of Buying Fund
---------------------------------     ------------------------
AIM Dent Demographic Trends Fund         AIM Weingarten Fund
         Class A Shares                    Class A Shares
         Class B Shares                    Class B Shares
         Class C Shares                    Class C Shares

                                  SCHEDULE 3.3

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.3

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.4(a)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund
    AIM Weingarten Fund
      Class A Shares
      Class B Shares
      Class C Shares
      Class R Shares
 Institutional Class Shares

                                SCHEDULE 4.11(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

AIM Emerging Growth Fund into AIM Aggressive Growth Fund

AIM Libra Fund into AIM Aggressive Growth Fund

AIM Health Sciences Fund into AIM Global Health Care Fund

AIM Total Return Fund into AIM Basic Balanced Fund

AIM Balanced Fund into AIM Basic Balanced Fund

AIM Mid-Cap Stock Fund into AIM Capital Development Fund

AIM Core Stock Fund into AIM Diversified Dividend Fund

                                 SCHEDULE 6.1(j)

                                  TAX OPINIONS

      (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

      (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

      (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

      (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

      (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

      (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

      (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

      (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                                                             AIM WEINGARTEN FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 28, 2005

AIM Weingarten Fund seeks to provide growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisors                                         5
Advisor Compensation                                 6
Portfolio Managers                                   6
OTHER INFORMATION                                    6
------------------------------------------------------

Sales Charges                                        6
Dividends and Distributions                          6
FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-16
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund will invest primarily in common stocks of seasoned and better-capitalized companies. The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 20% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   34.76%
1996...................................................................   17.67%
1997...................................................................   25.96%
1998...................................................................   33.06%
1999...................................................................   34.90%
2000...................................................................  -20.37%
2001...................................................................  -34.10%
2002...................................................................  -31.50%
2003...................................................................   30.74%
2004...................................................................    7.95%


    During the periods shown in the bar chart, the highest quarterly return was 28.03% (quarter ended December 31, 1998) and the lowest quarterly return was -27.65% (quarter ended March 31, 2001).

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
(for the periods ended                                      SINCE       INCEPTION
December 31, 2004)       1 YEAR     5 YEARS    10 YEARS    INCEPTION(1)    DATE
-------------------------------------------------------------------------------------
Class A                                                                   06/17/69
  Return Before Taxes      2.03%     (13.67)%     5.56%         --
  Return After Taxes on
     Distributions         2.03      (14.19)      3.54          --
  Return After Taxes on
     Distributions and
     Sale of Fund
     Shares                1.32      (10.98)      4.14          --
Class B                                                                   06/26/95
  Return Before Taxes      2.17      (13.60)        --        3.63%
Class C                                                                   08/04/97
  Return Before Taxes      6.16      (13.30)        --       (1.89)
Class R(2)                                                                06/17/69(2)
  Return Before Taxes      7.64      (12.88)      5.95          --
-------------------------------------------------------------------------------------
S&P 500 Index(3)          10.87       (2.30)     12.07          --
Russell
  1000--Registered
  Trademark-- Growth
  Index(4)                 6.30       (9.29)      9.59          --
Lipper Large-Cap Growth
  Fund Index(5)            7.45       (9.72)      8.64          --
-------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for the one year period are the historical returns of the fund's class R shares. The returns shown for the five year period and ten year period are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) for comparison to a peer group.
(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast. The Russell 1000--Registered Trademark-- Index measures the performance of the largest 1,000 companies domiciled in the United States.
(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalization greater than $5 billion at the time of the purchase and have an above-average price-to-earnings ratio, price to book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from your
investment)                          CLASS A        CLASS B   CLASS C   CLASS R
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases (as a
percentage of offering price)            5.50%       None      None       None

Maximum Deferred Sales Charge
(Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)         None(1,2)      5.00%     1.00%       None(3)
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.64%     0.64%     0.64%     0.64%

Distribution and/or Service (12b-1) Fees    0.30      1.00      1.00      0.50

Other Expenses                              0.46      0.46      0.46      0.46

Total Annual Fund Operating Expenses(5,6)   1.40      2.10      2.10      1.60
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. (See "Fund Management--Advisor Compensation" following.)
(6) At the request of the Trustees of AIM Equity Funds, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.39%, 2.09%, 2.09% and 1.59% for Class A, Class B, Class C and Class R shares, respectively, for the year ended October 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursement. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685     $969     $1,274     $2,137
Class B                                      713      958      1,329      2,252
Class C                                      313      658      1,129      2,431
Class R                                      163      505        871      1,900
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685     $969     $1,274     $2,137
Class B                                      213      658      1,129      2,252
Class C                                      213      658      1,129      2,431
Class R                                      163      505        871      1,900
--------------------------------------------------------------------------------

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor. A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is in the process of making certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements. Additional civil lawsuits related to the above or other issues may be filed against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2004, the advisor received compensation of 0.64% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 1.00% to 0.625% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York ("NYAG"). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates After January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

  ADVISORY FEE RATES BEFORE      ADVISORY FEE RATES AFTER
   JANUARY 1, 2005 WAIVER         JANUARY 1, 2005 WAIVER
------------------------------------------------------------
       1.00% of the first $30       0.695% of the first $250
                      million                        million
       0.75% of the next $320         0.67% of the next $250
                      million                        million
     0.625% of the next $4.65        0.645% of the next $500
                     billion*                        million
                                      0.62% of the next $1.5
0.60% of the next $5 billion*                        billion
    0.575% of amount over $10        0.595% of the next $2.5
                     billion*                        billion
                                      0.57% of the next $2.5
                                                     billion
                                     0.545% of the next $2.5
                                                     billion
                                    0.52% of amount over $10
                                                     billion

* After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

    They are assisted by the advisor's Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on these portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Weingarten Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                      CLASS A
                                                       ---------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------------------------
                                                          2004             2003          2002          2001          2000
                                                       ----------       ----------    ----------    ----------    ----------
Net asset value, beginning of period                   $    11.59       $     9.47    $    12.65    $    28.16    $    28.31
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.08)(a)        (0.07)        (0.07)(a)      (0.10)       (0.14)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.51             2.19         (3.11)       (11.87)         3.18
============================================================================================================================
    Total from investment operations                         0.43             2.12         (3.18)       (11.97)         3.04
============================================================================================================================
Less distributions from net realized gains                     --               --            --         (3.54)        (3.19)
============================================================================================================================
Net asset value, end of period                         $    12.02       $    11.59    $     9.47    $    12.65    $    28.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                              3.71%           22.39%       (25.14)%      (47.38)%       10.61%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,844,930       $2,160,823    $2,104,660    $4,001,552    $8,948,781
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.39%(c)         1.47%         1.33%         1.21%         1.03%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.40%(c)         1.47%         1.33%         1.22%         1.07%
============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.67)%(c)       (0.68)%       (0.64)%       (0.56)%       (0.45)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                        74%             111%          217%          240%          145%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $2,040,844,523.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                       -------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                       -------------------------------------------------------------------
                                                         2004             2003          2002          2001
                                                       --------         --------      --------      --------       2000
Net asset value, beginning of period                   $  10.71         $   8.82      $  11.86      $  26.82    $    27.29
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.15)(a)        (0.14)        (0.15)(a)     (0.21)        (0.36)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.47             2.03         (2.89)       (11.21)         3.08
==========================================================================================================================
    Total from investment operations                       0.32             1.89         (3.04)       (11.42)         2.72
==========================================================================================================================
Less distributions from net realized gains                   --               --            --         (3.54)        (3.19)
==========================================================================================================================
Net asset value, end of period                         $  11.03         $  10.71      $   8.82      $  11.86    $    26.82
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                            2.99%           21.43%       (25.63)%      (47.75)%        9.76%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $434,572         $555,779      $533,224      $922,476    $1,927,514
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.09%(c)         2.17%         2.04%         1.92%         1.78%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.10%(c)         2.17%         2.04%         1.93%         1.82%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.37)%(c)       (1.38)%       (1.34)%       (1.27)%       (1.20)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                      74%             111%          217%          240%          145%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $511,454,890.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001
                                                              -------       -------    -------    --------      2000
Net asset value, beginning of period                          $ 10.72       $  8.83    $ 11.87    $  26.85    $  27.30
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.14)     (0.15)(a)    (0.21)     (0.36)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47          2.03      (2.89)     (11.23)       3.10
======================================================================================================================
    Total from investment operations                             0.32          1.89      (3.04)     (11.44)       2.74
======================================================================================================================
Less distributions from net realized gains                         --            --         --       (3.54)      (3.19)
======================================================================================================================
Net asset value, end of period                                $ 11.04       $ 10.72    $  8.83    $  11.87    $  26.85
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  2.99%        21.40%    (25.61)%    (47.77)%      9.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $78,330       $91,325    $86,455    $150,604    $301,590
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.09%(c)      2.17%      2.04%       1.92%       1.78%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.10%(c)      2.17%      2.04%       1.93%       1.82%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.37)%(c)    (1.38)%    (1.34)%     (1.27)%     (1.20)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            74%          111%       217%        240%        145%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $87,315,520.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
                                                              ------         ------    -------------
Net asset value, beginning of period                          $11.56         $ 9.47       $ 11.36
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.06)        (0.03)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.49           2.15         (1.86)
====================================================================================================
    Total from investment operations                            0.39           2.09         (1.89)
====================================================================================================
Net asset value, end of period                                $11.95         $11.56       $  9.47
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 3.37%         22.07%       (16.64)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,448         $  311       $    76
====================================================================================================
Ratio of expenses to average net assets                         1.59%(c)(d)    1.67%         1.53%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (0.87)%(c)     (0.88)%       (0.84)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                           74%           111%          217%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,071,094.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net asset prior to fee waivers and/or expense reimbursements is 1.60%.
(e) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(9)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(5)                         educational       plans(8)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(7)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.



(9) Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on AIM funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of long-term shareholders.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of effecting or monitoring the trading guidelines.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares of AIM S&P 500 Index Fund). The AIM Affiliates expect the above funds to charge the redemption fee on all shares for all of the above funds effective April 1, 2005.

    The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                          EXCHANGE TO                         ALLOWED                          PROHIBITED
---------------------------------------------------------------------------------------------------------------------------------
Class A                      Class A, A3, Investor Class, or
                             AIM Cash Reserve Shares.
                             Exceptions are:
                             - Class A Shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
                             - Class A Shares of AIM Limited
                               Maturity Treasury Fund, AIM                    X
                               Tax-Exempt Cash Fund and AIM
                               Tax-Free Intermediate Fund
                               cannot be exchanged for Class
                               A3 Shares of those funds.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
Class A                      Class B, C, K, R, Institutional
                             Class Shares or Shares of the                                                      X
                             AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class A3                     Class A, A3, Investor Class, or
                             AIM Cash Reserve Shares.
                             Exceptions are:
                             - Class A3 Shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund
                               cannot be exchanged for Class                  X
                               A Shares of those funds.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
Class A3                     Class B, C, K, R, Institutional
                             Class Shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class B                      Class B. Exceptions are:
                             - Class B Shares of other funds
                               cannot be exchanged for Class                  X
                               B Shares of AIM Floating Rate
                               Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class B                      Class A, A3, C, K, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class Shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class C                      Class C. Exceptions are:
                             - Class C shares of other funds
                               cannot be exchanged for Class                  X
                               C shares of AIM Floating Rate
                               Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class C                      Class A, A3, B, K, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares or shares                                                    X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class K                      Class K                                          X
---------------------------------------------------------------------------------------------------------------------------------
Class K                      Class A, A3, B, C, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class R                      Class R                                          X
---------------------------------------------------------------------------------------------------------------------------------
Class R                      Class A, A3, B, C, K, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares      Class A, A3, B, C, R, or
                             Investor Class shares.
                             Exceptions are:
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
                             - Shares to be exchanged for                     X
                               Class B, C or R shares must
                               not have been acquired by
                               exchange from Class A shares
                               of any fund.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares      Class K, Institutional Class
                             shares, or shares of AIM Summit                                                    X
                             Fund.
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class          Institutional Class                              X
---------------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                          EXCHANGE TO                         ALLOWED                          PROHIBITED
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class          Class A, A3, B, C, K, R, AIM
                             Cash Reserve Shares, Investor
                             Class shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Investor Class               A, A3, or Investor Class.
                             Exceptions are:
                             - Investor Class shares cannot
                               be exchanged for Class A
                               shares of any fund which
                               offers Investor Class shares.                  X
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
---------------------------------------------------------------------------------------------------------------------------------
Investor Class               Class B, C, K, R, AIM Cash
                             Reserve Shares, Institutional
                             Class shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund              Class A, A3, or AIM Cash Reserve
                             Shares. Exceptions are:
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM                 X
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
---------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund              Class B, C, K, R, Institutional
                             or Investor Class shares.                                                          X
---------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The funds disclose portfolio holdings at different times and with different lag times on www.aiminvestments.com and in annual, semi-annual and quarterly shareholder reports. Refer to such reports or the website to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which a fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from AIM as described on the back cover of this prospectus.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--02/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Weingarten Fund
   SEC 1940 Act file number: 811-1424
----------------------------------------

AIMinvestments.com     WEI-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                   APPENDIX III

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRONG STOCK SELECTION HELPED FUND                                                         Board reported that consumer sentiment
PERFORMANCE                                                                                hit a two-year high in July, before
                                                                                           declining in August, September and
For the fiscal year ended October 31,        included expansion of gross domestic          October. The organization also reported
2004, AIM Weingarten Fund Class A shares     product (GDP), the broadest measure of        that its index of leading economic
returned 3.71% at net asset value (NAV).     overall economic activity. While              indicators declined in October, its
Performance shown at NAV does not            remaining positive, GDP growth tapered        fifth consecutive monthly decline.
include front-end sales charges, which       off somewhat from an annualized rate of
would have reduced the performance. The      4.2% in the fourth quarter of 2003 to a       YOUR FUND
fund paced its style-specific index, the     more modest 3.9% in the third quarter of
Russell 1000 Growth Index, and its peer      2004.                                         Throughout the fiscal year, we continued
group index, the Lipper Large-Cap Growth                                                   to seek out stocks of established,
Fund Index, which returned 3.38% and            Generally positive economic                market-leading companies with the
2.63%, respectively. The fund lagged its     developments prompted the U.S. Federal        potential to deliver above-average,
broad market index, the S&P 500 Index,       Reserve (the Fed) to raise its federal        sustainable revenue and earnings growth.
which returned 9.41%. (Fiscal year           funds target rate from a decades-low          We did so because we remained convinced
returns for all of the fund's share          1.00%, where it stood at the beginning        that stocks of companies with
classes appear in the table on page 3.)      of the fiscal year, to 1.75% by the           consistent, sustainable, above-average
                                             fiscal year's close. In its anecdotal         growth are likely to outperform
   The fund underperformed the S&P 500       report on the economy released in late        unmanaged market indexes over time. By
Index because of its minimal exposure to     October, the Fed said economic activity       doing this, we hoped to achieve the
the energy, utilities and materials          continued to expand in September and          fund's investment objective, growth of
sectors, which were among the                early October. The Fed said that higher       capital.
strongest-performing sectors for the         energy costs were constraining consumer
year, and due to the fact that large-cap     and business spending; that capital              For the fiscal year as a whole, the
stocks and growth stocks were out of         spending and hiring were rising               fund was positioned for a moderate
favor for much of the fiscal year. Solid     modestly; and that residential real           economic recovery. Relative to its
stock selection in the health care and       estate activity remained robust, but          style-specific index, the fund was
industrials sectors, and, to a lesser        non-residential activity remained             somewhat overweight consumer
degree, the information technology           relatively weak.                              discretionary, financials and
sector helped performance compared to                                                      information technology stocks for this
the other two indexes.                          This generally positive economic news      fiscal year--sectors whose performance
                                             was offset somewhat by geopolitical           is typically tied to the state of the
MARKET CONDITIONS                            uncertainty and terrorism concerns, as        economy. The fund was somewhat
                                             well as soaring oil prices. In                underweight consumer staples and health
The U.S. economy showed signs of             mid-October, Fed Chairman Alan Greenspan      care stocks, both considered more
strength during the fiscal year ended        said that "so far this year, the rise in      defensive sectors. Of course, keep in
October 31, 2004. Economic news was          the value of imported oil--essentially a      mind that the fund's sector weightings,
generally positive, and it                   tax on U.S. residents--has amounted to        and any changes that may occur in those
                                             about 3/4 [of one] percent of GDP." The       weightings, are the result of our
                                             Conference                                    bottom-up analysis of individual stocks
                                                                                           rather than a top-down "sector bet."

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector
                                              1. Tyco International Ltd.                    1. Communications Equipment        6.7%
                 [PIE CHART]                     (Bermuda)                        4.0%
                                                                                            2. Pharmaceuticals                 6.4
Industrials                       14.2%       2. Yahoo! Inc.                      2.7
                                                                                            3. Computer Hardware               4.5
Financials                        10.0%       3. Aetna Inc.                       2.4
                                                                                            4. Industrial Conglomerates        4.5
Consumer Staples                   7.4%       4. Dell Inc.                        2.2
                                                                                            5. Managed Health Care             3.9
Energy                             2.0%       5. Cendant Corp.                    2.2
                                                                                            6. Investment Banking & Brokerage  3.9
Money Market Funds Plus Other                 6. Kohl's Corp.                     2.1
Assets Less Liabilities            1.7%                                                     7. Department Stores               3.8
                                              7. Cisco Systems, Inc.              2.0
Materials                          0.6%                                                     8. Systems Software                3.8
                                              8. Target Corp.                     2.0
Information Technology            28.0%                                                     9. Personal Products               3.6
                                              9. Johnson & Johnson                2.0
Consumer Discretionary            18.8%                                                    10. Internet Software & Services    3.5
                                             10. Procter & Gamble Co. (The)       1.7
Health Care                       17.3%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

   Strong stock selection contributed to     stock at the close of the fiscal year                        JAMES G. BIRDSALL
fund performance, particularly in four       because we believed that it remained                         Mr. Birdsall is a
sectors--consumer staples, health care,      attractive on a long-term basis.                [BIRDSALL    portfolio manager of AIM
industrials and information technology.                                                        PHOTO]     Weingarten Fund. He has
We were less successful in the energy        IN CLOSING                                                   been associated with AIM
and telecommunications sectors, which                                                                     Investments since 1997,
contributed little or nothing to fund        Economic and geopolitical uncertainty,        and assumed his current position in
performance for the fiscal year. The         as well as record-high oil prices, made       1999. Mr. Birdsall received his B.B.A.
fund was significantly underweight both      the fiscal year a difficult one,              with a concentration in finance from
sectors relative to its style-specific       especially for large-cap growth               Stephen F. Austin State University
index, and in each sector average return     stocks--the type of equities in which         before earning his M.B.A. with a
was far lower for the fund than for the      the fund invests the bulk of its assets.      concentration in finance and
index.                                       That's why we were particularly pleased       international business from the
                                             to have delivered positive returns for        University of St. Thomas.
   Individual stocks that affected fund      the fiscal year. We did so by focusing
performance during the fiscal year           on earnings of individual companies when
included Research In Motion and Novellus     deciding which stocks we should buy and                      LANNY H. SACHNOWITZ
Systems.                                     which we should sell. Thank you for your                     Mr. Sachnowitz is the
                                             continued participation in AIM                 [SACHNOWITZ   lead portfolio manager of
   Research In Motion performed well for     Weingarten Fund.                                  PHOTO]     AIM Weingarten Fund. He
the fund. The company designs,                                                                            joined AIM in 1987 as a
manufactures and markets wireless            THE VIEWS AND OPINIONS EXPRESSED IN                          money market trader and
solutions for the worldwide mobile           MANAGEMENT'S DISCUSSION OF FUND               research analyst. In 1990, Mr.
communications industry. On September        PERFORMANCE ARE THOSE OF A I M ADVISORS,      Sachnowitz became head of equity
30, the company announced that the           INC. THESE VIEWS AND OPINIONS ARE             trading, and in 1991, he was named to
number of its Blackberry--Registered         SUBJECT TO CHANGE AT ANY TIME BASED ON        his current position. Mr. Sachnowitz
Trademark-- subscribers had surpassed 1.6    FACTORS SUCH AS MARKET AND ECONOMIC           received a B.S. in finance from the
million, and that its quarterly earnings     CONDITIONS. THESE VIEWS AND OPINIONS MAY      University of Southern California and an
rose 147% from one year earlier. After       NOT BE RELIED UPON AS INVESTMENT ADVICE       M.B.A. from the University of Houston.
our position in the stock tripled in         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
value, we did take some profits.             PARTICULAR SECURITY. THE INFORMATION IS       Assisted by the Large Cap Growth Team
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT
   Novellus, which manufactures              OF ANY MARKET, COUNTRY, INDUSTRY,
semiconductor production equipment,          SECURITY OR THE FUND. STATEMENTS OF FACT
performed poorly for the fund. During        ARE FROM SOURCES CONSIDERED RELIABLE,
the fiscal year, a number of chip makers     BUT A I M ADVISORS, INC. MAKES NO
and electronics manufacturers that buy       REPRESENTATION OR WARRANTY AS TO THEIR
capital equipment from Novellus reported     COMPLETENESS OR ACCURACY. ALTHOUGH
rising inventories, as sales failed to       HISTORICAL PERFORMANCE IS NO GUARANTEE
meet expectations. This, together with       OF FUTURE RESULTS, THESE INSIGHTS MAY
the September announcement by Intel (not     HELP YOU UNDERSTAND OUR INVESTMENT
a fund holding) that its third-quarter       MANAGEMENT PHILOSOPHY.
sales and earnings would fall short,
hurt many semiconductor-related stocks.          See important fund and index
We held the                                     disclosures inside front cover.

========================================     ===========================================

FUND VS. INDEXES                             TOTAL NET ASSETS             $2.4 billion

TOTAL RETURNS, 10/31/03-10/31/04,            TOTAL NUMBER OF HOLDINGS*              89
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS         ===========================================
WOULD BE LOWER.

CLASS A SHARES                      3.71%

CLASS B SHARES                      2.99

CLASS C SHARES                      2.99

CLASS R SHARES                      3.46

S&P 500 INDEX
(BROAD MARKET INDEX)                9.41

RUSSELL 1000 GROWTH INDEX
(STYLE-SPECIFIC INDEX)              3.38

LIPPER LARGE-CAP GROWTH FUND INDEX
(PEER GROUP INDEX)                  2.63

SOURCE: LIPPER, INC.
========================================                                                             [RIGHT ARROW GRAPHIC]

                                                                                               FOR A PRESENTATION OF YOUR FUND'S
                                                                                               LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                               TURN TO PAGE 5.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee comparable   RESULTS OF A $10,000 INVESTMENT
future results.                                6/17/69-10/31/04; index results from 6/30/69

   Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable sales
charges, fund expenses and management fees.                                 AIM WEINGARTEN FUND                       S&P 500
Index results include reinvested dividends,     DATE                           CLASS A SHARES                          INDEX
but they do not reflect sales charges.
Performance of an index of funds reflects      6/17/69                            $  9450
fund expenses and management fees;             6/69                                  8991                            $ 10000
performance of a market index does not.        10/69                                 9412                              10063
Performance shown in the chart does not        10/70                                 8239                               8948
reflect deduction of taxes a shareholder       10/71                                11479                              10456
would pay on fund distributions or sale of     10/72                                14242                              12748
fund shares. Performance of the indexes        10/73                                12901                              12749
does not reflect the effects of taxes.         10/74                                 8113                               9080
                                               10/75                                10270                              11438
   In evaluating this chart, please note       10/76                                10492                              13744
that the chart uses a logarithmic scale        10/77                                12919                              12914
along the vertical axis (the value scale).     10/78                                15590                              13734
This means that each scale increment always    10/79                                21778                              15855
represents the same percent change in          10/80                                40403                              20946
price; in a linear chart each scale            10/81                                40775                              21066
increment always represents the same           10/82                                46283                              24496
absolute change in price. In this example,     10/83                                65454                              31342
the scale increment between $5,000 and         10/84                                63085                              33338
$10,000 is the same as that between $10,000    10/85                                75461                              39782
and $20,000. In a linear chart, the latter     10/86                               107199                              52984
scale increment would be twice as large.       10/87                               113273                              56374
The benefit of using a logarithmic scale is    10/88                               127769                              64694
that it better illustrates performance         10/89                               172650                              81744
during the early years before reinvested       10/90                               165700                              75630
distributions and compounding create the       10/91                               240064                             100902
potential for the original investment to       10/92                               256524                             110940
grow to very large numbers. Had the chart      10/93                               272346                             127481
used a linear scale along its vertical         10/94                               282539                             132398
axis, you would not be able to see as          10/95                               362254                             167362
clearly the movements in the value of the      10/96                               415916                             207665
fund and the indexes during the fund's         10/97                               527513                             274323
early years. We use a logarithmic scale in     10/98                               592670                             334707
financial reports of funds that have more      10/99                               821856                             420602
than five years of performance history.        10/00                               908729                             446165
                                               10/01                               478173                             335120
AVERAGE ANNUAL TOTAL RETURNS                   10/02                               358332                             284528
As of 10/31/04, including applicable sales     10/03                               438116                             343672
charges                                        10/04                              $454517                            $376019
                                                                                                        Source: Lipper, Inc.
CLASS A SHARES                                 CLASS R SHARES
Inception (6/17/69)                   11.39%   10 Years                           4.65%       The performance data quoted represent
10 Years                               4.27     5 Years                         -11.36     past performance and cannot guarantee
 5 Years                             -12.18     1 Year                            3.46     comparable future results; current
 1 Year                               -1.96                                                performance may be lower or higher.
                                               In addition to returns as of the close      Please visit AIMinvestments.com for the
CLASS B SHARES                                 of the fiscal year, industry regulations    most recent month-end performance.
Inception (6/26/95)                    2.79%   require us to provide average annual        Performance figures reflect reinvested
 5 Years                             -12.09    total returns as of 9/30/04, the most       distributions, changes in net asset
 1 Year                               -2.01    recent calendar quarter-end.                value and the effect of the maximum
                                                                                           sales charge unless otherwise stated.
CLASS C SHARES                                 AVERAGE ANNUAL TOTAL RETURNS                Investment return and principal value
Inception (8/4/97)                    -3.02%   As of 9/30/04, including applicable sales   will fluctuate so that you may have a
 5 Years                             -11.82    charges                                     gain or loss when you sell shares.
 1 Year                                1.99
                                               CLASS A SHARES                                 Class A share performance reflects
                                               Inception (6/17/69)               11.36%    the maximum 5.50% sales charge, and
                                               10 Years                           4.38     Class B and Class C share performance
                                                5 Years                         -11.74     reflects the applicable contingent
                                                1 Year                            2.34     deferred sales charge (CDSC) for the
                                                                                           period involved. The CDSC on Class B
                                               CLASS B SHARES                              shares declines from 5% beginning at the
                                               Inception (6/26/95)                2.60%    time of purchase to 0% at the beginning
                                                5 Years                         -11.64     of the seventh year. The CDSC on Class C
                                                1 Year                            2.55     shares is 1% for the first year after
                                                                                           purchase. Class R shares do not have a
                                               CLASS C SHARES                              front-end sales charge; returns shown
                                               Inception (8/4/97)                -3.30%    are at net asset value and do not
                                                5 Years                         -11.38     reflect a 0.75% CDSC that may be imposed
                                                1 Year                            6.54     on a total redemption of retirement plan
                                                                                           assets within the first year.
                                               CLASS R SHARES
                                               10 Years                           4.75%       The performance of the fund's share
                                                5 Years                         -10.94     classes will differ due to different
                                                1 Year                            7.82     sales charge structures and class
                                                                                           expenses.
                                               Class R shares' inception date is
                                               6/3/02. Returns since that date are
                                               historical returns. All other returns
                                               are blended returns of historical Class
                                               R share performance and restated Class A
                                               share performance (for periods prior to
                                               the inception date of Class R shares) at
                                               net asset value, adjusted to reflect the
                                               higher Rule 12b-1 fees applicable to
                                               Class R shares.


===================================================================================================================================



                                       5

[AIM INVESTMENTS LOGO APPEARS HERE]          P.O. BOX 9132
     --Registered Trademark--                HINGHAM, MA 02043-9132













       EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!





                       FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:   Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

TELEPHONE:  Call 1-800-690-6903 and follow the simple instructions.

MAIL:       Vote, sign, date and return your proxy by mail.

IN PERSON:  Vote at the Special Meeting of Shareholders.



                                                   PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AIM DENT DEMOGRAPHIC TRENDS FUND (THE "FUND")            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS                                          HELD  JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren
and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the
Special Meeting of Shareholders on June 28, 2005, at 11:00 a.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE
VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                                                   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                         PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                         PROXY MUST BE SIGNED AND DATED BELOW.

                                                   Dated ____________________ 2005

                                                   --------------------------------------------------


                                                   --------------------------------------------------
                                                   Signature(s) (if held jointly)    (SIGN IN THE BOX)

                                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                   THIS PROXY CARD. All joint owners should sign. When
                                                   signing as executor, administrator, attorney,
                                                   trustee or guardian or as custodian for a minor,
                                                   please give full title as such. If a corporation,
                                                   limited liability company, or partnership, please
                                                   sign in full entity name and indicate the signer's
                                                   position with the entity.

                                                                   Aim Dent - DH

                                        PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X
                                        PLEASE DO NOT USE FINE POINT PENS.





  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                      FOR     AGAINST    ABSTAIN

1.   Approve a Plan of Reorganization (the "Plan") under which all of the assets       0         0          0
     of AIM Dent Demographic Trends Fund (the "Fund"), an investment portfolio of AIM Equity Funds, will be transferred to AIM Weingarten Fund ("Buying
     Fund"), which is also an investment portfolio of AIM Equity Funds
     ("Trust"). Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.



                                                                   Aim Dent - DH

[AIM INVESTMENTS LOGO APPEARS HERE]

                            AIM MID CAP STOCK FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                    May 23, 2005

Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Mid Cap Stock Fund (the "Fund") to AIM Capital Development Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds. The funds identified for consolidation include certain smaller and less efficient funds that compete for limited shareholder assets and certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the consolidation of your Fund with Buying Fund.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Stock Funds has approved the proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          President

                            AIM MID CAP STOCK FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2005

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Mid Cap Stock Fund (the "Fund"), an investment portfolio of AIM Stock Funds ("Trust"), will be transferred to AIM Capital Development Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

     Shareholders of record as of the close of business on April 22, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ Kevin M. Carome
                                          Kevin M. Carome
                                          Secretary

May 23, 2005

           AIM MID CAP STOCK FUND,                      AIM CAPITAL DEVELOPMENT FUND,
               A PORTFOLIO OF                                  A PORTFOLIO OF
               AIM STOCK FUNDS                                AIM EQUITY FUNDS
        11 GREENWAY PLAZA, SUITE 100                    11 GREENWAY PLAZA, SUITE 100
          HOUSTON, TEXAS 77046-1173                       HOUSTON, TEXAS 77046-1173
               (800) 347-4246                                  (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                  MAY 23, 2005

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM Mid Cap Stock Fund. The Special Meeting will be held on June 28, 2005, at 11:00 a.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of AIM Mid Cap Stock Fund (your "Fund") to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Stock Funds ("Trust"), with AIM Capital Development Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is the same as your Fund in that both seek long-term growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated November 19, 2004 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated November 19, 2004, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated February 28, 2005, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated April 29, 2005, and the Statement of Additional Information relating to the Reorganization dated May 23, 2005, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated May 23, 2005, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

     Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................
SUMMARY.....................................................    1
  The Reorganization........................................    1
  Comparison of Investment Objectives and Principal
     Strategies.............................................    2
  Comparison of Performance.................................    3
  Comparison of Fees and Expenses...........................    3
  Comparison of Multiple Class Structures...................    3
  Comparison of Sales Charges...............................    3
  Comparison of Distribution and Purchase and Redemption
     Procedures.............................................    4
  The Board's Recommendation................................    4
RISK FACTORS................................................    5
  Risks Associated with Buying Fund.........................    5
  Comparison of Risks of Buying Fund and Your Fund..........    5
INFORMATION ABOUT BUYING FUND...............................    5
  Description of Buying Fund Shares.........................    5
  Management's Discussion of Fund Performance...............    6
  Financial Highlights......................................    6
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................    6
  Terms of the Reorganization...............................    6
  The Reorganization........................................    6
  Board Considerations......................................    6
  Other Terms...............................................    8
  Federal Income Tax Consequences...........................    9
  Accounting Treatment......................................    9
RIGHTS OF SHAREHOLDERS......................................   10
CAPITALIZATION..............................................   11
LEGAL MATTERS...............................................   12
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   12
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   12
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   13
  Proxy Statement/Prospectus................................   13
  Time and Place of Special Meeting.........................   13
  Voting in Person..........................................   13
  Voting by Proxy...........................................   13
  Voting by Telephone or the Internet.......................   13
  Quorum Requirement and Adjournment........................   14
  Vote Necessary to Approve the Agreement...................   14
  Proxy Solicitation........................................   14
  Other Matters.............................................   14
  Ownership of Shares.......................................   14

EXHIBIT A..............................
                                         Classes of Shares of Your Fund and Corresponding Classes
                                         of Shares of Buying Fund
EXHIBIT B..............................
                                         Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C..............................
                                         Comparison Fee Table and Expense Examples
EXHIBIT D..............................
                                         Shares Outstanding of Each Class of Your Fund on Record
                                         Date
EXHIBIT E..............................
                                         Ownership of Shares of Your Fund
EXHIBIT F..............................
                                         Ownership of Shares of Buying Fund
APPENDIX I.............................
                                         Agreement and Plan of Reorganization for Your Fund
APPENDIX II............................
                                         Prospectus of Buying Fund
APPENDIX III...........................
                                         Discussion of Performance of Buying Fund

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                    SUMMARY

     During 2003 and 2004, AMVESCAP, the parent company of AIM, undertook an integration initiative with respect to its United States mutual fund operations. Among other things, AMVESCAP's integration initiative included the establishment of a single distributor for all AMVESCAP U.S. mutual funds, the integration of back office support for AMVESCAP's U.S. mutual funds, the allocation of primary responsibility for investment advisory, administrative, accounting, and legal and compliance services for all of AMVESCAP's U.S. mutual funds to AIM and streamlining the various mutual funds offered by AMVESCAP's subsidiaries in the U.S.

     Since completion of the AMVESCAP integration initiative, AIM has undertaken an extensive review of its U.S. mutual fund offerings and has concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. The Reorganization is one of a number of fund reorganizations AIM is proposing as a result of this review process. AIM believes that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

     The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund are managed by the same portfolio management team using similar investment techniques and invest in many of the same securities. The Board believes that a larger combined fund should have greater market presence and may achieve greater operating efficiencies by providing economies of scale in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. In addition, Buying Fund's total annual operating expenses are lower than your Fund's total annual operating expenses. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Trust and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund have the same investment objective. Both funds seek long-term growth of capital. Your Fund and Buying Fund also invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

         AIM MID CAP STOCK FUND                  AIM CAPITAL DEVELOPMENT FUND
               (YOUR FUND)                               (BUYING FUND)
         ----------------------                  ----------------------------
                                INVESTMENT OBJECTIVE

- Long-term growth of capital.             - Long-term growth of capital.

                               INVESTMENT STRATEGIES

- Invests at least 80% of its net assets   - Invests primarily in securities,
  in common stocks of mid-sized              including common stocks, convertible
  companies, which are defined as            securities and bonds, of small- and
  companies within the range of the          medium-sized companies.
  largest and smallest capitalized
  companies included in the Russell
  MidCap--Registered Trademark--Index
  during the most recent 11-month period
  (based on month-end data) plus the most
  recent data during the current month.
- Invests primarily in those companies     - No corresponding strategy.
  that can deliver consistently strong
  earnings growth, cash flow growth and
  return on equity, using "bottom up"
  research and focusing on company
  fundamentals and growth prospects.
- May invest up to 100% of its assets in   - May invest up to 25% of its total
  securities of non-U.S. issuers.            assets in foreign securities.
- Seeks companies for the fund that meet   - Factors the portfolio managers may
  the following standards:                   consider when purchasing securities are
 - Exceptional Growth: The markets and       (1) the growth prospects for a
   industries they represent are growing     company's products; (2) the economic
   significantly faster than the economy     outlook for its industry; (3) a
   as a whole.                               company's new product development; (4)
  - Leadership: They are leaders -- or       its operating management capabilities;
    emerging leaders -- in these markets,    (5) the relationship between the price
    securing their positions through         of the security and its estimated
    technology, marketing, distribution      fundamental value; (6) relevant
    or some other innovative means.          market, economic and political
  - Financial Validation: Their              environments; and (7) financial
    returns -- in the form of sales units    characteristics, such as balance
    growth, rising operating margins,        sheet analysis and return on assets.
    internal funding and other
    factors -- demonstrate exceptional
    growth and leadership.
- May engage in active and frequent        - May engage in active and frequent
  trading of portfolio securities to         trading of portfolio securities to
  achieve its investment objective.          achieve its investment objective.

COMPARISON OF PERFORMANCE

     A chart showing the annual total returns for calendar years ended December 31 for Class A shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund as of July 31, 2004 and Buying Fund, as of October 31, 2004, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios based on historical data at a specified date and related projected data for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2004 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R shares of Buying Fund are available to investors. Your Fund has Class K shares authorized, but such shares have not yet been offered for sale or issued. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus and the related Statements of Additional Information.

          CLASS A                      CLASS B                       CLASS C
          -------                      -------                       -------
- subject to an initial      - not subject to an initial   - not subject to an initial
  sales charge*                sales charge                  sales charge
- may be subject to a CDSC   - subject to a CDSC on        - subject to a CDSC on
  on redemptions made          certain redemptions made      certain redemptions made
  within 18 months from the    within 6 years from the       within 12 months from the
  date of certain purchases    date of purchase              date of purchase

       CLASS R                CLASS K
 (BUYING FUND ONLY)      (YOUR FUND ONLY)         INVESTOR CLASS        INSTITUTIONAL CLASS
 ------------------      ----------------         --------------        -------------------
- not subject to an    - not subject to an     - not subject to an     - not subject to an
  initial sales          initial sales charge    initial sales charge    initial sales charge
  charge
- may be subject to a  - may be subject to a   - not subject to a      - not subject to a
  CDSC on redemptions    CDSC on redemptions     CDSC                    CDSC
  made within 12         made within 12
  months from the        months from the
  date of certain        date of certain
  purchases              purchases

---------------

* Your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Both your Fund and Buying Fund invest in equity securities of medium-sized companies. Buying Fund also invests in equity securities of smaller companies, whose prices may go up and down more than larger companies' securities. Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buyer. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month that is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2004 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on July 18, 2005, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on July 15, 2005 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2004 and for the short taxable year beginning on August 1, 2004 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2004 and in such short taxable year (after reduction for any capital loss carryforward).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with its Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

     AIM initially proposed that the Board consider the Reorganization at an in-person meeting of the Board held on February 24, 2005, at which preliminary discussions of the Reorganization took place. After careful consideration and after weighing the pros and cons of the Reorganization, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your

Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on March 22, 2005.

     Over the course of the two Board meetings, the Board received from AIM written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains, and capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     AIM proposed the Reorganization as part of an effort to consolidate the AIM Funds' Mid Cap Growth fund offerings. In considering the Reorganization, the Board noted that the funds have the same investment objective, are managed by the same portfolio management team and invest in the same securities. In addition, Buying Fund is a larger fund than your Fund, and Buying Fund's expenses are lower than those of your Fund.

     The Board noted that Buying Fund is a significantly larger fund than your Fund. As of November 30, 2004, Buying Fund had total net assets of approximately $1.14 billion, compared with total net assets for your Fund of approximately $27 million. The larger asset base of the combined fund should provide greater investment opportunities than are currently available to your Fund as a result of its small asset size. The Board also noted that your Fund has been unable to attract sufficient assets to remain viable as a stand alone investment option. The Board also considered the performance of your Fund in relation to the performance of Buying Fund. As of November 30, 2004, the comparative performance of Class A shares of the funds (without sales loads) was as follows:

                          AVERAGE ANNUAL TOTAL RETURNS

                                      ONE     FIVE      TEN      SINCE
                                      YEAR    YEARS    YEARS   INCEPTION   INCEPTION DATE
                                     ------   -----    -----   ---------   --------------
Your Fund..........................   9.78%    N/A      N/A     12.83%     October 1, 2001
Buying Fund........................  13.51%   6.03%     N/A     10.09%      June 17, 1996

     However, the Board noted that, in these circumstances where the same team manages both constituent funds, comparing historical performance records is less relevant. The Board also noted that Buying Fund has been able to attract and retain more assets and, therefore, should be the surviving fund in the Reorganization.

     The Board also considered the operating expenses the funds incur. The total annual operating expenses of your Fund before giving pro forma effect to the Reorganization, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, based on historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B, Class C, Investor Class and Institutional Class shares are expected to be approximately 0.25%, 0.25%, 0.25%, 0.25% and 0.20%, respectively, lower than your Fund's current expenses.

     The total expenses to be incurred in connection with the Reorganization are expected to be approximately $90,000. Your Fund's expenses incurred in connection with the Reorganization are expected to be approximately $69,000. The Board noted that AIM will bear all of your Fund's costs and expenses incurred in connection with the Reorganization. Buying Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $21,000. Buying Fund will bear its costs and expenses incurred in connection with the Reorganization.

     To determine which party would bear the expenses to be incurred in connection with the Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and your Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by your Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for your Fund's shareholders to recoup expenses incurred in the Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of your Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of your Fund and Buying Fund.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Trust and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trustees of Trust and the Board of Trustees of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before September 30, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are both Delaware statutory trusts. Generally, there are no material differences between the rights of shareholders under the Agreement and Declaration of Trust of Trust and the rights of shareholders under the Agreement and Declaration of Trust of Buyer.

                                 CAPITALIZATION

     The following table sets forth, as of December 31, 2004, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                    PRO FORMA
                                 YOUR FUND        YOUR FUND       BUYING FUND      BUYING FUND
                               CLASS A SHARES   CLASS K SHARES   CLASS A SHARES   CLASS A SHARES
                               --------------   --------------   --------------   --------------
Net Assets...................    $8,563,051              --       $702,448,550     $711,011,601
Shares Outstanding...........       479,404              --         38,322,320       38,789,432
Net Asset Value Per Share....    $    17.86              --       $      18.33     $      18.33

                                                                   PRO FORMA
                                 YOUR FUND       BUYING FUND      BUYING FUND
                               CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                               --------------   --------------   --------------
Net Assets...................    $4,887,371      $392,918,214     $397,805,585
Shares Outstanding...........       280,064        22,944,771       23,230,233
Net Asset Value Per Share....    $    17.45      $      17.12     $      17.12

                                                                   PRO FORMA
                                 YOUR FUND       BUYING FUND      BUYING FUND
                               CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                               --------------   --------------   --------------
Net Assets...................    $3,302,890      $ 82,858,303     $ 86,161,193
Shares Outstanding...........       190,417         4,842,373        5,035,461
Net Asset Value Per Share....    $    17.35      $      17.11     $      17.11

                                                                   PRO FORMA
                                 YOUR FUND       BUYING FUND      BUYING FUND
                               CLASS R SHARES   CLASS R SHARES   CLASS R SHARES
                               --------------   --------------   --------------
Net Assets...................            --      $  6,546,175     $  6,546,175
Shares Outstanding...........            --           358,873          358,873
Net Asset Value Per Share....            --      $      18.24     $      18.24

                                                                   PRO FORMA
                                 YOUR FUND       BUYING FUND      BUYING FUND
                               INVESTOR CLASS   INVESTOR CLASS   INVESTOR CLASS
                                   SHARES           SHARES           SHARES
                               --------------   --------------   --------------
Net Assets...................    $6,433,634      $    675,300     $  7,108,934
Shares Outstanding...........       359,177            36,832          387,779
Net Asset Value Per Share....    $    17.91      $      18.33     $      18.33

                                                                   PRO FORMA
                                 YOUR FUND       BUYING FUND      BUYING FUND
                               INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                CLASS SHARES     CLASS SHARES     CLASS SHARES
                               --------------   --------------   --------------
Net Assets...................    $8,536,156      $  3,973,181     $ 12,509,337
Shares Outstanding...........       473,922           212,973          670,386
Net Asset Value Per Share....    $    18.01      $      18.66     $      18.66

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                           BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Shareholder Information" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and Buyer and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote. Shareholders of record as of the close of business on April 22, 2005 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE AGREEMENT

     If a quorum is present, approval of the Agreement requires the affirmative vote of a majority of shares cast by the shareholders of your Fund at the Special Meeting. Abstentions and broker non-votes will not be considered votes cast at the Special Meeting.

PROXY SOLICITATION

     Trust will solicit proxies for the Special Meeting. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear all of your Fund's costs and expenses incurred in connection with the Reorganization, including solicitation costs. Solicitation costs are expected to be approximately $4,350.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit E.

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of your Fund's and Buying Fund's shares by trustees and current executive officers of Trust and Buyer can be found in Exhibit E and F, respectively.

                                   EXHIBIT A

  CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND

     CLASSES OF SHARES OF YOUR FUND        CORRESPONDING CLASSES OF SHARES OF BUYING FUND
     ------------------------------        ----------------------------------------------
                 Class A                                     Class A
                 Class K                                     Class A
                 Class B                                     Class B
                 Class C                                     Class C
             Investor Class                              Investor Class
           Institutional Class                         Institutional Class

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

                                  (YOUR FUND)
                             AIM MID CAP STOCK FUND

     Performance information included in the bar chart below is that of the fund's Class A shares which have the longest operating history of the fund's classes. The bar chart below shows the fund's Class A shares actual yearly performance (commonly know as its "total return") for the years ended December 31 since inception. The table below shows the pre-tax and after-tax average annual total returns of the fund's Investor Class shares and pre-tax average annual returns for Class A, B, C and Institutional Class shares for various periods ended December 31, 2004. The after-tax returns are shown only for Investor Class shares. After-tax returns for other classes of shares will vary.

     The information in the bar chart and table illustrates the variability of the fund's total return. The table shows the fund's performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the fund will perform in the future.

                                   BAR CHART

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -16.85%
2003...................................................................   31.76%
2004...................................................................   12.48%

     During the periods shown in the bar chart, the highest quarterly return was 12.50% (quarter ended December 31, 2003) and the lowest quarterly return was (15.73)% (quarter ended September 30, 2002). The year-to-date return of AIM Mid Cap Stock Fund as of March 31, 2005 was (1.74)%.

AVERAGE ANNUAL TOTAL RETURNS(1)(2)
(INCLUDING SALES CHARGES)

                                             1-YEAR   5-YEAR   SINCE INCEPTION   INCEPTION DATE
 (FOR THE PERIOD ENDED DECEMBER 31, 2004)    ------   ------   ---------------   --------------
CLASS A
  Return before taxes......................   6.27%      --         11.74%          10/1/01
CLASS B
  Return before taxes......................   6.72       --         12.20           10/1/01
CLASS C
  Return before taxes......................  10.87       --         12.71           10/1/01
INVESTOR CLASS
  Return before taxes......................  12.65       --         20.43            9/3/02
  Return after taxes on distributions......  12.59       --         20.40
  Return after taxes on distributions and
     sale of fund shares...................   8.29       --         17.66
INSTITUTIONAL CLASS
  Return before taxes......................  12.85     3.60%        11.73            9/9/98
  S&P 500 Index(4).........................  10.87                   6.58(3)        9/30/01
  Russell Midcap Growth Index(5)...........  15.48                  13.75(3)
  Lipper Mid-Cap Growth Fund Index(6)......  14.03                   8.83(3)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class only and after-tax returns for Class A, B, C and Institutional Class will vary.

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expense.

(2) The total returns are for those classes of shares with a full calendar year of performance. The effect of each class' total expenses, including 12b-1 fees, front-end sales charges for Class A, and CDSC for Class B are reflected.

(3) Index comparisons begin on September 30, 2001.

(4) The Standard and Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell Midcap Growth Index, which the fund believes more closely reflects the performance of the type of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) has been included for comparison to a peer group.

(5) The Russell Midcap Growth Index is an unmanaged Index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(6) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                                 (Buying Fund)
                          AIM CAPITAL DEVELOPMENT FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                   BAR CHART

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1997...................................................................   23.69%
1998...................................................................    4.53%
1999...................................................................   27.78%
2000...................................................................    9.82%
2001...................................................................   -8.65%
2002...................................................................  -21.71%
2003...................................................................   35.26%
2004...................................................................   15.44%

     During the periods shown in the bar chart, the highest quarterly return was 30.92% (quarter ended December 31, 1999) and the lowest quarterly return was (21.26)% (quarter ended September 30, 2002). The year-to-date return of AIM Capital Development Fund as of March 31, 2005 was (2.46)%.

     The following performance table compares the fund's performance to that of broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects the payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGES)

                                                                     SINCE
                                                 1-YEAR   5-YEAR   INCEPTION     INCEPTION DATE
   (FOR THE PERIOD ENDED DECEMBER 31, 2004)      ------   ------   ---------     --------------
CLASS A........................................                                      06/17/96
  Return Before Taxes..........................   9.07%    2.99%      9.81%
  Return After Taxes on Distributions..........   7.88     1.82       9.07
  Return After Taxes on Distributions and Sale
     of Fund Shares............................   7.45     2.06       8.37
CLASS B........................................                                      10/01/96
  Return Before Taxes..........................   9.67     3.16       8.61
CLASS C........................................                                      08/04/97
  Return Before Taxes..........................  13.68     3.48       6.97
CLASS R(1).....................................                                      06/17/96(1)
  Return Before Taxes..........................  15.32     4.00      10.36
INVESTOR CLASS(2)..............................                                      06/17/96(2)
  Return Before Taxes..........................  15.44     4.17      10.53
INSTITUTIONAL CLASS............................                                      03/15/02
  Return Before Taxes..........................  16.08       --       6.55
S&P 500 Index(3)...............................  10.87    (2.30)      8.90(8)        06/30/96(8)
Russell Midcap--Trademark-- Growth Index(4)....  15.48    (3.36)      8.24(8)        06/30/96(8)
Russell Midcap--Trademark-- Index(5)...........  20.22     7.59      12.11(8)        06/30/96(8)
Lipper Mid-Cap Growth Fund Index(6)............  14.03    (6.07)      5.55(8)        06/30/96(8)
Lipper Mid Cap Core Fund Index(7)..............  15.44     5.65      10.63(8)        06/30/96(8)

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R, Investor and Institutional Class will vary.
---------------

(1) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five year period and since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.

(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is November 30, 2004.

(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also elected to use the Russell Midcap--Trademark-- Growth Index as its style specific index rather than the Russell Midcap--Trademark-- Index because the fund believes the Russell Midcap--Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) for comparison to a peer group. The fund has elected to use the Lipper Mid-Cap Growth Fund Index as its peer group index rather than the Lipper Mid-Cap Core Fund Index because the Lipper Mid-Cap Growth Fund Index more closely reflects the investment style of this fund.

(4) The Russell Midcap--Trademark-- Growth Index measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast.

(5) The Russell Midcap--Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.

(6) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per share growth value, compared to the S&P MidCap 400 Index.

(7) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

(8) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                                   EXHIBIT C

                   COMPARISON FEE TABLE AND EXPENSE EXAMPLES

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Class K and Investor Class shares of AIM Mid Cap Stock Fund ("Your Fund"), and of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of AIM Capital Development Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of your Fund into Buying Fund are also provided. There is no guarantee that actual expenses will be the same as those shown in the table.

                                                             AIM MID CAP STOCK FUND                    AIM CAPITAL DEVELOPMENT FUND
                                                                   YOUR FUND                                    BUYING FUND
                                                                (AS OF 7/31/04)                              (AS OF 10/31/04)
                                       ------------------------------------------------------------------   -------------------
                                                                                 INVESTOR   INSTITUTIONAL
                                       CLASS A     CLASS B   CLASS C   CLASS K    CLASS         CLASS       CLASS A     CLASS B
                                       SHARES      SHARES    SHARES    SHARES     SHARES       SHARES       SHARES      SHARES
                                       -------     -------   -------   -------   --------   -------------   -------     -------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................   5.50%       None      None      None       None         None         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of original
 purchase price or redemption
 proceeds, as applicable)............   None(1)(2)  5.00%     1.00%     None(3)    None         None         None(1)(2)  5.00%
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   1.00%       1.00%     1.00%     1.00%      1.00%        1.00%        0.67%       0.67%
Distribution and/or Service (12b-1)
 Fees(6).............................   0.35%       1.00%     1.00%     0.45%      0.25%          --         0.35%       1.00%
Other Expenses(7)....................   1.67%       1.67%     1.67%     1.67%      1.67%        1.45%        0.39%       0.39%
Total Annual Fund Operating
 Expenses............................   3.02%       3.67%     3.67%     3.12%      2.92%        2.45%        1.41%       2.06%
Fee Waivers/Reimbursements(8)........   1.02%       1.02%     1.02%     1.02%      1.02%        1.02%          --          --
Net Annual Fund Operating
 Expenses(10)(11)(12)................   2.00%       2.65%     2.65%     2.10%      1.90%        1.43%        1.41%       2.06%


                                             AIM CAPITAL DEVELOPMENT FUND
                                                       BUYING FUND
                                                     (AS OF 10/31/04)
                                       --------------------------------------------
                                                           INVESTOR   INSTITUTIONAL
                                       CLASS C   CLASS R    CLASS         CLASS
                                       SHARES    SHARES     SHARES       SHARES
                                       -------   -------   --------   -------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................   None      None       None          None
Maximum Deferred Sales Charge (Load)
 (as a percentage of original
 purchase price or redemption
 proceeds, as applicable)............   1.00%     None(4)    None          None
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   0.67%     0.67%      0.67%         0.67%
Distribution and/or Service (12b-1)
 Fees(6).............................   1.00%     0.50%      0.25%           --
Other Expenses(7)....................   0.39%     0.39%      0.39%         0.48%
Total Annual Fund Operating
 Expenses............................   2.06%     1.56%      1.31%         1.15%
Fee Waivers/Reimbursements(8)........     --        --         --          0.28%(9)
Net Annual Fund Operating
 Expenses(10)(11)(12)................   2.06%     1.56%      1.31%         0.87%

                                                         AIM CAPITAL DEVELOPMENT FUND
                                                                 BUYING FUND
                                                              PRO FORMA COMBINED
                                                               (AS OF 10/31/04)
                                       ----------------------------------------------------------------
                                                                               INVESTOR   INSTITUTIONAL
                                       CLASS A   CLASS B   CLASS C   CLASS R    CLASS         CLASS
                                       SHARES    SHARES    SHARES    SHARES     SHARES       SHARES
                                       -------   -------   -------   -------   --------   -------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................   5.50%     None      None      None       None         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of original
 purchase price or redemption
 proceeds, as applicable)............   None      5.00%     1.00%     None(4)    None         None
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   0.67%     0.67%     0.67%     0.67%      0.67%        0.67%
Distribution and/or Service (12b-1)
 Fees(6).............................   0.35%     1.00%     1.00%     0.50%      0.25%          --
Other Expenses(7)....................   0.41%     0.41%     0.41%     0.41%      0.41%        0.17%
Total Annual Fund Operating
 Expenses............................   1.43%     2.08%     2.08%     1.58%      1.33%        0.84%
Fee Waivers/Reimbursements(8)........     --        --        --        --         --           --
Net Annual Fund Operating
 Expenses(10)(11)(12)................   1.43%     2.08%     2.08%     1.58%      1.33%        0.84%

---------------

 (1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

 (2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase

 (3) If you are a retirement plan participant, you may pay a 0.70% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (4) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (5) There is no guarantee that actual expenses will be the same as those shown in the table.

 (6) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of a fund for a certain period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

 (7) Effective April 1, 2004, the Board of Trustees approved a revised expense allocation methodology for AIM Mid Cap Stock Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements for AIM Mid Cap Stock Fund. Other Expenses have been restated to reflect these changes. Other Expenses for Class K shares are based on estimated average net assets for the current fiscal year.

 (8) The advisor for AIM Mid Cap Stock Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65%, 2.65%, 1.90% and 1.65% on Class A, Class B, Class
     C, Investor Class and Institutional Class shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expense related to a merger or reorganization, as approved by the Fund's Board of Trustees, and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2005.

 (9) The transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. The expense limitation agreement is in effect through October 31, 2005. The Fee Waiver reflects this agreement.

(10) The advisor for AIM Mid Cap Stock Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.65%, 2.30%, 2.30%, 1.55% and 1.30% on Class A, Class B, Class
     C, Investor Class and Institutional Class shares, respectively. Upon closing of the Reorganization, the advisor has agreed to voluntarily limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of AIM Capital Development Fund Class A, Class B, Class C, Class R, Investor Class and Institutional Class to 1.65%, 2.30%, 2.30%, 1.80%, 1.55% and 1.30%, respectively. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors.

(11) At the request of the Trustees of AIM Stock Funds and AIM Equity Funds, AMVESCAP PLC agreed to reimburse the Trust for fund expenses related to market timing matters.

(12) Effective January 1, 2005 through June 30, 2006, the advisor for AIM Mid Cap Stock Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM MID CAP STOCK FUND (YOUR FUND)
Class A.............................................  $742   $1,341   $1,965   $3,635
Class B.............................................   768    1,329    2,011    3,715
Class C.............................................   368    1,029    1,811    3,858
Class K.............................................   213      867    1,546    3,359
Investor Class......................................   193      808    1,448    3,170
Institutional Class.................................   168      687    1,233    2,726
AIM CAPITAL DEVELOPMENT FUND (BUYING FUND)
Class A.............................................  $686   $  972   $1,279   $2,148
Class B.............................................   709      946    1,308    2,223
Class C.............................................   309      646    1,108    2,390
Class R.............................................   159      493      850    1,856
Investor Class......................................   133      415      718    1,579
Institutional Class.................................    89      338      606    1,373
AIM CAPITAL DEVELOPMENT FUND (BUYING FUND) --
  PRO FORMA COMBINED
Class A.............................................  $688   $  978   $1,289   $2,169
Class B.............................................   711      952    1,319    2,244
Class C.............................................   311      652    1,119    2,410
Class R.............................................   161      499      860    1,878
Investor Class......................................   135      421      729    1,601
Institutional Class.................................    86      268      466    1,037

     You would pay the following expenses if you did not redeem your shares:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM MID CAP STOCK FUND (YOUR FUND)
Class A.............................................  $742   $1,341   $1,965   $3,635
Class B.............................................   268    1,029    1,811    3,715
Class C.............................................   268    1,029    1,811    3,858
Class K.............................................   213      867    1,546    3,359
Investor Class......................................   193      808    1,448    3,170
Institutional Class.................................   168      687    1,233    2,726
AIM CAPITAL DEVELOPMENT FUND (BUYING FUND)
Class A.............................................  $686   $  972   $1,279   $2,148
Class B.............................................   209      646    1,108    2,223
Class C.............................................   209      646    1,108    2,390
Class R.............................................   159      493      850    1,856
Investor Class......................................   133      415      718    1,579
Institutional Class.................................    89      338      606    1,373
AIM CAPITAL DEVELOPMENT FUND (BUYING FUND) --
  PRO FORMA COMBINED
Class A.............................................  $688   $  978   $1,289   $2,169
Class B.............................................   211      652    1,119    2,244
Class C.............................................   211      652    1,119    2,410
Class R.............................................   161      499      860    1,878
Investor Class......................................   135      421      729    1,601
Institutional Class.................................    86      268      466    1,037

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of April 22, 2005, there were the following number of shares outstanding of each class of your Fund:

YOUR FUND
---------
Class A Shares:.............................................  642,410.913
Class B shares:.............................................  382,474.528
Class C shares:.............................................  208,122.603
Class K shares:.............................................            0
Investor Class shares:......................................  344,492.577
Institutional Class shares:.................................  769,722.172

                                   EXHIBIT E

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                             AIM MID CAP STOCK FUND

                                                                  NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                               CLASS OF SHARES   SHARES OWNED    OF RECORD*
----------------                               ---------------   ------------   -------------
Charles Schwab & Co. Inc. ...................     Class A         170,951.05       26.61%
  Special Custody Account for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
Merrill Lynch................................     Class A          51,436.40        8.01%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6484
Merrill Lynch................................     Class B          27,589.88        7.21%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6484
Merrill Lynch................................     Class C          16,600.12        7.98%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6484
AIM Moderate Asset Allocation Fund...........   Inst. Class       715,540.99       92.96%
  OMNIBUS Account
  C/O AIM Advisors
  11 E. Greenway Plaza, Suite 100
  Houston, TX 77046-1113

---------------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of the Trust, the ownership of shares of AIM Mid Cap Stock Fund by executive officers and trustees of the Trust, as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                   EXHIBIT F

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                          AIM CAPITAL DEVELOPMENT FUND

                                                 CLASS OF       NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                                  SHARES       SHARES OWNED    OF RECORD*
----------------                               -------------   ------------   -------------
Merrill Lynch Pierce Fenner & Smith..........     Class A      1,878,949.87       5.65%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith..........     Class B      2,282,769.40       9.33%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets House Account.......     Class B      1,630,439.30       6.67%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith..........     Class C        563,265.47      12.57%
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Coastgear & Company..........................     Class C        407,587.49       9.10%
  State Street Bank & Trust
  Attn: Kevin Smith
  105 Rosemont Avenue
  Westwood, MA 02090-2318
A I M Advisors, Inc. ........................  Institutional         593.99      95.50%
  Attn: Corporate Controller                       Class
  11 East Greenway Plaza Suite 1919
  Houston, TX 77046-1103
Deferred Comp. Plan..........................    Investor          3,318.49       6.28%
  FBO Owen Daly                                    Class
  Attn: Sherri Morris
  P.O. Box 4333
  Houston, TX 77210-4333

---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership of the shares of common stock of Buying Fund by the trustees and executive officers of the Trust. No information is given if a trustee or officer held no shares of any or all classes of such fund on April 22, 2005.

                                                                 NUMBER OF     PERCENT OWNED
NAME OF TRUSTEE/OFFICER                       CLASS OF SHARES   SHARES OWNED     OF RECORD
-----------------------                       ---------------   ------------   -------------
Edward K. Dunn..............................  Investor Class     15,126.146(1)    28.62%
Carl Frischling.............................  Investor Class     14,422.175(1)    27.29%

---------------

(1) Certain of these shares may be attributed to shares credited to the applicable trustee under the trustee's Deferred Compensation Agreements.

                                                                      APENDIX I


                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                             AIM MID CAP STOCK FUND,

                             A SEPARATE PORTFOLIO OF

                                 AIM STOCK FUNDS

                                 MARCH 22, 2005

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE 1 DEFINITIONS................................................................................   1
         SECTION 1.1.    Definitions.................................................................   1

ARTICLE 2 TRANSFER OF ASSETS.........................................................................   5
         SECTION 2.1.    Reorganization of Selling Fund..............................................   5
         SECTION 2.2.    Computation of Net Asset Value..............................................   5
         SECTION 2.3.    Valuation Date..............................................................   5
         SECTION 2.4.    Delivery....................................................................   6
         SECTION 2.5.    Termination of Series and Redemption of Selling Fund Shares.................   6
         SECTION 2.6.    Issuance of Buying Fund Shares..............................................   6
         SECTION 2.7.    Investment Securities.......................................................   6
         SECTION 2.8.    Liabilities.................................................................   7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER...................................................   7
         SECTION 3.1.    Organization; Authority.....................................................   7
         SECTION 3.2.    Registration and Regulation of Seller.......................................   7
         SECTION 3.3.    Financial Statements........................................................   7
         SECTION 3.4.    No Material Adverse Changes; Contingent Liabilities.........................   8
         SECTION 3.5.    Selling Fund Shares; Business Operations....................................   8
         SECTION 3.6.    Accountants.................................................................   8
         SECTION 3.7.    Binding Obligation..........................................................   9
         SECTION 3.8.    No Breaches or Defaults.....................................................   9
         SECTION 3.9.    Authorizations or Consents..................................................   9
         SECTION 3.10.   Permits.....................................................................   9
         SECTION 3.11.   No Actions, Suits or Proceedings............................................  10
         SECTION 3.12.   Contracts...................................................................  10
         SECTION 3.13.   Properties and Assets.......................................................  10
         SECTION 3.14.   Taxes.......................................................................  10
         SECTION 3.15.   Benefit and Employment Obligations..........................................  11
         SECTION 3.16.   Brokers.....................................................................  11
         SECTION 3.17.   Voting Requirements.........................................................  11
         SECTION 3.18.   State Takeover Statutes.....................................................  11
         SECTION 3.19.   Books and Records...........................................................  11
         SECTION 3.20.   Prospectus and Statement of Additional Information..........................  12
         SECTION 3.21.   No Distribution.............................................................  12
         SECTION 3.22.   Liabilities of Selling Fund.................................................  12
         SECTION 3.23.   Value of Shares.............................................................  12
         SECTION 3.24.   Shareholder Expenses........................................................  12
         SECTION 3.25.   Intercompany Indebtedness; Consideration....................................  12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER....................................................  12
         SECTION 4.1.    Organization; Authority.....................................................  12
         SECTION 4.2.    Registration and Regulation of Buyer........................................  12
         SECTION 4.3.    Financial Statements........................................................  13

         SECTION 4.4.    No Material Adverse Changes; Contingent Liabilities.........................  13
         SECTION 4.5.    Registration of Buying Fund Shares..........................................  13
         SECTION 4.6.    Accountants.................................................................  14
         SECTION 4.7.    Binding Obligation..........................................................  14
         SECTION 4.8.    No Breaches or Defaults.....................................................  14
         SECTION 4.9.    Authorizations or Consents..................................................  15
         SECTION 4.10.   Permits.....................................................................  15
         SECTION 4.11.   No Actions, Suits or Proceedings............................................  15
         SECTION 4.12.   Taxes.......................................................................  15
         SECTION 4.13.   Brokers.....................................................................  16
         SECTION 4.14.   Representations Concerning the Reorganization...............................  16
         SECTION 4.15.   Prospectus and Statement of Additional Information..........................  17
         SECTION 4.16.   Value of Shares.............................................................  17
         SECTION 4.17.   Intercompany Indebtedness; Consideration....................................  17

ARTICLE 5 COVENANTS..................................................................................  17
         SECTION 5.1.    Conduct of Business.........................................................  17
         SECTION 5.2.    Expenses....................................................................  18
         SECTION 5.3.    Further Assurances..........................................................  18
         SECTION 5.4.    Notice of Events............................................................  18
         SECTION 5.5.    Consents, Approvals and Filings.............................................  18
         SECTION 5.6.    Submission of Agreement to Shareholders.....................................  19

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.................................................  19
         SECTION 6.1.    Conditions Precedent of Buyer...............................................  19
         SECTION 6.2.    Mutual Conditions...........................................................  19
         SECTION 6.3.    Conditions Precedent of Seller..............................................  21

ARTICLE 7 TERMINATION OF AGREEMENT...................................................................  21
         SECTION 7.1.    Termination.................................................................  21
         SECTION 7.2.    Survival After Termination..................................................  22

ARTICLE 8 MISCELLANEOUS..............................................................................  22
         SECTION 8.1.    Survival of Representations, Warranties and Covenants.......................  22
         SECTION 8.2.    Governing Law...............................................................  22
         SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment...........................  22
         SECTION 8.4.    Obligations of Buyer and Seller.............................................  22
         SECTION 8.5.    Amendments..................................................................  23
         SECTION 8.6.    Enforcement.................................................................  23
         SECTION 8.7.    Interpretation..............................................................  23
         SECTION 8.8.    Counterparts................................................................  23
         SECTION 8.9.    Entire Agreement; Exhibits and Schedules....................................  23
         SECTION 8.10.   Notices.....................................................................  23
         SECTION 8.11.   Representations by Investment Adviser.......................................  24
         SECTION 8.12.   Successors and Assigns; Assignment..........................................  25

EXHIBIT A                Excluded Liabilities of Selling Fund
SCHEDULE 2.1             Classes of Shares of Selling Fund and Corresponding
                         Classes of Shares of Buying Fund
SCHEDULE 3.4             Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.4             Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.5(a)          Classes of Shares of Buying Fund
SCHEDULE 4.14(b)         Permitted Reorganizations of Funds
SCHEDULE 6.2(f)          Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 22, 2005 (this "Agreement"), by and among AIM Stock Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Mid Cap Stock Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Capital Development Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

      WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

      WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

      WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

      WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

      WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

      SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

      "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

      "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

      "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

      "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

      "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

      "Buyer" means AIM Equity Funds, a Delaware statutory trust.

      "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

      "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

      "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-1424.

      "Buying Fund" means AIM Capital Development Fund, a separate series of Buyer.

      "Buying Fund Auditors" means Ernst & Young LLP.

      "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2004.

      "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

      "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

      "Closing Date" means July 18, 2005, or such other date as the parties may mutually agree upon.

      "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

      "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

      "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

      "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

      "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

      "Investment Adviser" means A I M Advisors, Inc.

      "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

      "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

      "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

      "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

      "NYSE" means the New York Stock Exchange.

      "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

      "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

      "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

      "Required Shareholder Vote" means, if a quorum is present, the affirmative vote of a majority of the shares cast at the Shareholders Meeting.

      "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

      "Seller" means AIM Stock Funds, a Delaware statutory trust.

      "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

      "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-1474.

      "Selling Fund" means AIM Mid Cap Stock Fund, a separate series of Seller.

      "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

      "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2004.

      "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

      "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

      "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

      "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

      "Termination Date" means September 30, 2005, or such later date as the parties may mutually agree upon.

      "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

      "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

      SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

      SECTION 2.2. Computation of Net Asset Value.

            (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

            (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

            (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

            (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

      SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

      SECTION 2.4. Delivery.

            (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

            (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

      SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

      SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

      SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective

Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

      SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

      SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

      SECTION 3.5. Selling Fund Shares; Business Operations.

            (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

            (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

      SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

      SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 3.11. No Actions, Suits or Proceedings.

            (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

            (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

      SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

      SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

      SECTION 3.14. Taxes.

            (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2004 and for the short taxable year beginning on August 1, 2004 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

            (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 3.15. Benefit and Employment Obligations. Except for the unfunded trustee retirement plan and the trustee deferred compensation plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

      SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

      SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

      SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

      SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

      SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

      SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

      SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

      SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

      SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

      SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

      SECTION 4.5. Registration of Buying Fund Shares.

            (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

            (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

            (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

      SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

      SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 4.11. No Actions, Suits or Proceedings.

            (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

            (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

      SECTION 4.12. Taxes.

            (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

            (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

      SECTION 4.14. Representations Concerning the Reorganization.

            (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

            (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

      SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

      SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

      SECTION 5.1. Conduct of Business.

            (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

      SECTION 5.2. Expenses. The Investment Adviser shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

      SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

      SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

      SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications

      SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

      SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

            (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

            (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

            (d)   The dividend or dividends described in the last sentence of
Section 3.14(a) shall have been declared.

            (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

            (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

      SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

            (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

            (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

            (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

            (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

            (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

      SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

            (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

            (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

      SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

            (a)   by mutual written consent of Seller and Buyer; or

            (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

                  (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                  (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                  (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

      SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                  MISCELLANEOUS

      SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

      SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

      SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

      SECTION 8.4. Obligations of Buyer and Seller.

            (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

            (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

      SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

      SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

      SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

      SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

      SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

            (a)   If to Seller:

                  AIM Stock Funds
                  11 Greenway Plaza, Suite 100
                  Houston, TX  77046-1173
                  Attn: Kevin M. Carome

                  with a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, PA 19103-7599
                  Attn: Martha J. Hays

            (b)   If to Buyer:

                  AIM Equity Funds
                  11 Greenway Plaza, Suite 100
                  Houston, TX  77046-1173
                  Attn: Kevin M. Carome

                  with a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, PA  19103-7599
                  Attn: Martha J. Hays

      SECTION 8.11. Representations by Investment Adviser.

            (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

            (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

      SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         AIM STOCK FUNDS, acting on behalf
                                         of  AIM MID CAP STOCK FUND

                                         By: /s/ ROBERT H. GRAHAM
                                             ---------------------------------
                                         Name:  Robert H. Graham
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                         AIM EQUITY FUNDS, acting on
                                         behalf of AIM CAPITAL DEVELOPMENT FUND

                                         By: /s/ ROBERT H. GRAHAM
                                             ---------------------------------
                                         Name:  Robert H. Graham
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                         A I M ADVISORS, INC.


                                         By: /s/ MARK H. WILLIAMSON
                                             ---------------------------------
                                         Name:  Mark H. Williamson
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING FUND

                                                    Corresponding Classes of
      Classes of Shares of Selling Fund              Shares of Buying Fund

           AIM Mid Cap Stock Fund                   AIM Capital Development Fund

               Class A Shares                              Class A Shares
               Class K Shares                              Class A Shares
               Class B Shares                              Class B Shares
               Class C Shares                              Class C Shares
           Investor Class Shares                        Investor Class Shares
         Institutional Class Shares                  Institutional Class Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.5(a)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund
AIM Capital Development Fund
          Class A Shares
          Class B Shares
          Class C Shares
          Class R Shares
         Investor Shares
       Institutional Shares

                                SCHEDULE 4.14(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

      AIM Balanced Fund into AIM Basic Balanced Fund

      AIM Emerging Growth Fund into AIM Aggressive Growth Fund

      AIM Libra Fund into AIM Aggressive Growth Fund

      AIM Health Sciences Fund into AIM Global Health Care Fund

      AIM Dent Demographic Trends Fund into AIM Weingarten Fund

      AIM Total Return Fund into AIM Basic Balanced Fund

      AIM Core Stock Fund into AIM Diversified Dividend Fund

                                 SCHEDULE 6.2(f)

                                  TAX OPINIONS

      (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

      (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

      (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

      (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

      (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

      (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

      (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

      (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

      (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                                                    AIM CAPITAL DEVELOPMENT FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 28, 2005

AIM Capital Development seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares--Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisor                                          5

Advisor Compensation                                 6

Portfolio Manager                                    6

OTHER INFORMATION                                    6
------------------------------------------------------

Sales Charges                                        6

Dividends and Distributions                          6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-16

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. Among factors which the portfolio manager may consider when purchasing these securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio manager considers whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered medium-sized company securities. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1997...................................................................   23.69%
1998...................................................................    4.53%
1999...................................................................   27.78%
2000...................................................................    9.82%
2001...................................................................   -8.65%
2002...................................................................  -21.71%
2003...................................................................   35.26%
2004...................................................................   15.44%


    During the periods shown in the bar chart, the highest quarterly return was 30.92% (quarter ended December 31, 1999) and the lowest quarterly return was -21.26% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------
(for the periods
ended December 31,                            SINCE         INCEPTION
2004)                  1 YEAR     5 YEARS    INCEPTION        DATE
---------------------------------------------------------------------
Class A                                                     06/17/96
  Return Before Taxes    9.07%      2.99%        9.81%
  Return After Taxes
    on Distributions     7.88       1.82         9.07
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               7.45       2.06         8.37
Class B                                                     10/01/96
  Return Before Taxes    9.67       3.16         8.61
Class C                                                     08/04/97
  Return Before Taxes   13.68       3.48         6.97
Class R(1)                                                  06/17/96(1)
  Return Before Taxes   15.32       4.00        10.36
Investor Class(2)                                           06/17/96(2)
  Return Before Taxes   15.44       4.17        10.53
---------------------------------------------------------------------
S&P 500 Index(3)        10.87      (2.30)     8.90(8)       06/30/96(8)
Russell
  Midcap--Trademark--
  Growth Index(4)       15.48      (3.36)     8.24(8)       06/30/96(8)
Russell
  Midcap--Trademark--
  Index(5)              20.22       7.59     12.11(8)       06/30/96(8)
Lipper Mid-Cap Growth
  Fund Index(6)         14.03      (6.07)     5.55(8)       06/30/96(8)
Lipper Mid Cap Core
  Fund Index(7)         15.44       5.65     10.63(8)       06/30/96(8)
---------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five year period and since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. [Investor Class shares would have different returns because, although the shares are invested in these same portfolio of securities, the Investor Class has a different expense structure.] The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is November 30, 2004.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also elected to use the Russell Midcap--Trademark-- Growth Index as its style specific index rather than the Russell Midcap--Trademark-- Index because the fund believes the Russell Midcap--Trademark-- Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) for comparison to a peer group. The fund has elected to use the Lipper Mid-Cap Growth Fund Index as its peer group index rather than the Lipper Mid-Cap Core Fund Index because the Lipper Mid-Cap Growth Fund Index more closely reflects the investment style of this fund.
(4) The Russell Midcap--Trademark-- Growth Index measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast.
(5) The Russell Midcap--Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.
(6) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
(7) The Lipper Mid Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
(8) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
(fees paid directly from                                                            INVESTOR
your investment)                      CLASS A      CLASS B    CLASS C    CLASS R    CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)     5.50%        None       None       None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1,2)    5.00%      1.00%      None(3)    None
---------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
-------------------------------------------------------------------------------------------
(expenses that are deducted                                                        INVESTOR
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R   CLASS
-------------------------------------------------------------------------------------------
Management Fees                             0.67%     0.67%     0.67%     0.67%      0.67%

Distribution and/or Service (12b-1) Fees    0.35      1.00      1.00      0.50       0.25

Other Expenses                              0.39      0.39      0.39      0.39       0.39

Total Annual Fund Operating Expenses(5)     1.41      2.06      2.06      1.56       1.31
-------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) At the request of the Trustees of AIM Equity Funds, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.40%, 2.05%, 2.05%, 1.55% and 1.30% for Class A, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended October 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $686     $972     $1,279     $2,148
Class B                                      709      946      1,308      2,223
Class C                                      309      646      1,108      2,390
Class R                                      159      493        850      1,856
Investor Class                               133      415        718      1,579
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $686     $972     $1,279     $2,148
Class B                                      209      646      1,108      2,223
Class C                                      209      646      1,108      2,390
Class R                                      159      493        850      1,856
Investor Class                               133      415        718      1,579
--------------------------------------------------------------------------------

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is in the process of making certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements. Additional civil lawsuits related to the above or other issues may be filed against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2004, the advisor received compensation of 0.67% of average daily net assets.

PORTFOLIO MANAGER

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Paul J. Rasplicka, (lead manager), Senior Portfolio Manager, has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.

    They are assisted by the advisor's Small/Mid Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on these portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    Effective April 29, 2005, Michael Chapman will be removed from the management of the fund. Also effective April 29, 2005, the fund's portfolio manager will be assisted by the advisor's Mid Cap Growth and GARP Team.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Capital Development Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2004             2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.66         $  12.80       $  14.69       $  21.79    $  15.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)        (0.08)(a)      (0.04)(a)      (0.04)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.70             3.94          (1.85)         (4.27)       6.68
=================================================================================================================================
    Total from investment operations                              1.62             3.86          (1.89)         (4.31)       6.55
=================================================================================================================================
Less distributions from net realized gains                       (0.42)              --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                                $  17.86         $  16.66       $  12.80       $  14.69    $  21.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.87%           30.16%        (12.87)%       (21.76)%     42.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $617,194         $545,691       $456,268       $576,660    $759,838
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.40%(c)(d)      1.53%          1.38%          1.33%       1.28%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.46)%(c)       (0.56)%        (0.29)%        (0.21)%     (0.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             74%             101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $580,388,749.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41%.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2004             2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.79         $  12.21       $  14.10       $  21.16    $  14.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.18)(a)        (0.16)(a)      (0.14)(a)      (0.15)      (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.60             3.74          (1.75)         (4.12)       6.52
=================================================================================================================================
    Total from investment operations                              1.42             3.58          (1.89)         (4.27)       6.26
=================================================================================================================================
Less distributions from net realized gains                       (0.42)              --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                                $  16.79         $  15.79       $  12.21       $  14.10    $  21.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.13%           29.32%        (13.40)%       (22.29)%     42.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $376,355         $392,382       $346,456       $454,018    $617,576
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           2.05%(c)(d)      2.18%          2.03%          1.99%       1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.11)%(c)       (1.21)%        (0.94)%        (0.87)%     (1.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             74%             101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $396,797,209.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2004            2003          2002          2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.78         $ 12.20       $ 14.10       $ 21.15    $ 14.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)       (0.16)(a)     (0.14)(a)     (0.14)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.59            3.74         (1.76)        (4.12)      6.51
============================================================================================================================
    Total from investment operations                             1.41            3.58         (1.90)        (4.26)      6.26
============================================================================================================================
Less distributions from net realized gains                      (0.42)             --            --         (2.79)        --
============================================================================================================================
Net asset value, end of period                                $ 16.77         $ 15.78       $ 12.20       $ 14.10    $ 21.15
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                  9.07%          29.34%       (13.48)%      (22.24)%    42.04%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $73,929         $68,356       $56,298       $66,127    $82,982
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.05%(c)(d)     2.18%         2.03%         1.99%      1.99%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)      (1.21)%       (0.94)%       (0.87)%    (1.30)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            74%            101%          120%          130%       101%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $72,963,303.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                               CLASS R
                                                              -----------------------------------------
                                                                                          JUNE 3, 2002
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2004           2003            2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.62         $12.79          $ 16.62
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.10)(a)        (0.03)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.68           3.93            (3.80)
=======================================================================================================
    Total from investment operations                            1.58           3.83            (3.83)
=======================================================================================================
Less distributions from net realized gains                     (0.42)            --               --
=======================================================================================================
Net asset value, end of period                                $17.78         $16.62          $ 12.79
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 9.65%         29.95%          (23.05)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,622         $1,154          $    10
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                         1.55%(c)(d)    1.68%            1.54%(e)
=======================================================================================================
Ratio of net investment income (loss) to average net assets    (0.61)%(c)     (0.71)%          (0.44)%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                        74%           101%             120%
_______________________________________________________________________________________________________
=======================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $2,864,084.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.56%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(9)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(5)                         educational       plans(8)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(7)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.



(9) Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on AIM funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of long-term shareholders.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of effecting or monitoring the trading guidelines.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares of AIM S&P 500 Index Fund). The AIM Affiliates expect the above funds to charge the redemption fee on all shares for all of the above funds effective April 1, 2005.

    The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                          EXCHANGE TO                         ALLOWED                          PROHIBITED
---------------------------------------------------------------------------------------------------------------------------------
Class A                      Class A, A3, Investor Class, or
                             AIM Cash Reserve Shares.
                             Exceptions are:
                             - Class A Shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
                             - Class A Shares of AIM Limited
                               Maturity Treasury Fund, AIM                    X
                               Tax-Exempt Cash Fund and AIM
                               Tax-Free Intermediate Fund
                               cannot be exchanged for Class
                               A3 Shares of those funds.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
Class A                      Class B, C, K, R, Institutional
                             Class Shares or Shares of the                                                      X
                             AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class A3                     Class A, A3, Investor Class, or
                             AIM Cash Reserve Shares.
                             Exceptions are:
                             - Class A3 Shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund
                               cannot be exchanged for Class                  X
                               A Shares of those funds.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
Class A3                     Class B, C, K, R, Institutional
                             Class Shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class B                      Class B. Exceptions are:
                             - Class B Shares of other funds
                               cannot be exchanged for Class                  X
                               B Shares of AIM Floating Rate
                               Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class B                      Class A, A3, C, K, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class Shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class C                      Class C. Exceptions are:
                             - Class C shares of other funds
                               cannot be exchanged for Class                  X
                               C shares of AIM Floating Rate
                               Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class C                      Class A, A3, B, K, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares or shares                                                    X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class K                      Class K                                          X
---------------------------------------------------------------------------------------------------------------------------------
Class K                      Class A, A3, B, C, R, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Class R                      Class R                                          X
---------------------------------------------------------------------------------------------------------------------------------
Class R                      Class A, A3, B, C, K, AIM Cash
                             Reserve Shares, Institutional,
                             Investor Class shares, or shares                                                   X
                             of AIM Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares      Class A, A3, B, C, R, or
                             Investor Class shares.
                             Exceptions are:
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
                             - Shares to be exchanged for                     X
                               Class B, C or R shares must
                               not have been acquired by
                               exchange from Class A shares
                               of any fund.
                             - Investor Class Shares of all
                               funds are currently offered to
                               new investors only on a
                               limited basis.
---------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares      Class K, Institutional Class
                             shares, or shares of AIM Summit                                                    X
                             Fund.
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class          Institutional Class                              X
---------------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                          EXCHANGE TO                         ALLOWED                          PROHIBITED
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class          Class A, A3, B, C, K, R, AIM
                             Cash Reserve Shares, Investor
                             Class shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
Investor Class               A, A3, or Investor Class.
                             Exceptions are:
                             - Investor Class shares cannot
                               be exchanged for Class A
                               shares of any fund which
                               offers Investor Class shares.                  X
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
---------------------------------------------------------------------------------------------------------------------------------
Investor Class               Class B, C, K, R, AIM Cash
                             Reserve Shares, Institutional
                             Class shares, or shares of AIM                                                     X
                             Summit Fund.
---------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund              Class A, A3, or AIM Cash Reserve
                             Shares. Exceptions are:
                             - Class A shares of AIM Limited
                               Maturity Treasury Fund and AIM                 X
                               Tax-Free Intermediate Fund are
                               currently closed to new
                               investors.
---------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund              Class B, C, K, R, Institutional
                             or Investor Class shares.                                                          X
---------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last

                                                                      MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The funds disclose portfolio holdings at different times and with different lag times on www.aiminvestments.com and in annual, semi-annual and quarterly shareholder reports. Refer to such reports or the website to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which a fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from AIM as described on the back cover of this prospectus.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset

MCF--02/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--02/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Capital Development Fund
   SEC 1940 Act file number: 811-1424

----------------------------------------
AIMinvestments.com     CDV-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                   APPENDIX III

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CHOOSES STOCKS VALUED BELOW THEIR                                                     growth-at-a-reasonable-price (GARP)
POTENTIAL FOR GROWTH                                                                       discipline, focusing on companies' cash
                                                                                           flow, balance sheets, business models,
For the fiscal year ended October 31,           Generally positive economic                management teams, earnings sustainability
2004, AIM Capital Development Fund's         developments prompted the U.S. Federal        and catalysts for growth. This strategy
Class A shares returned 9.87% at net         Reserve (the Fed) to raise its federal        does not change with prevailing market
asset value (NAV). PERFORMANCE SHOWN AT      funds target rate from a decades-low          trends.
NAV DOES NOT INCLUDE FRONT-END SALES         1.00%, where it stood at the beginning of
CHARGES, WHICH WOULD HAVE REDUCED THE        the fiscal year, to 1.75% by the fiscal          We build the fund's portfolio on a
PERFORMANCE. The results for the other       year's close. In its anecdotal report on      stock-by-stock basis, so our sector
share classes of the fund and the fund's     the economy released in late October, the     weightings are a result of our choices of
comparison indexes are shown in the table    Fed said economic activity continued to       individual stocks and our ongoing review
on page 3.                                   expand in September and early October.        of company fundamentals. However, market
                                             The Fed said that higher energy costs         conditions often affect stocks similarly
   The fund's performance was in line        were constraining consumer and business       within industries and sectors, so it can
with the return of the S&P 500 Index,        spending; that capital spending and           be helpful to discuss fund performance in
which returned slightly less than the        hiring were rising modestly; and that         those terms.
fund at 9.41%, and that of its peer          residential real estate activity remained
group, which returned slightly more than     robust, but non-residential activity             The industrials, energy and health
the fund at 10.56%. The fund                 remained relatively weak.                     care sectors were the largest
under-performed its style-specific index,                                                  contributors to fund returns for the
the Russell Midcap Index, which returned        The generally positive economic news       period. Because of the expanding
15.09%. The fund's underperformance of       was offset somewhat by geopolitical           worldwide economy, the fund benefited
this benchmark was largely a result of an    uncertainty and terrorism concerns, as        from investments in the industrials
underweight position and stock selection     well as soaring oil prices. In                sector, as many companies enjoyed strong
in the financials sector.                    mid-October, Fed Chairman Alan Greenspan      earnings and cash flow growth. Within the
                                             said that "so far this year, the rise in      energy sector, exploration and production
MARKET CONDITIONS                            the value of imported oil--essentially a      companies benefited from historically
                                             tax on U.S. residents--has amounted to        high oil and natural gas prices, which
The U.S. economy showed signs of strength    about 3/4 [of one] percent of GDP."           resulted from strong global demand and
during the fiscal year ended October 31,     Though troublesome to consumers, these        geopolitical uncertainty. Energy service
2004. Economic news was generally            record-breaking oil prices and increased      companies also experienced strong demand.
positive, and it included expansion of       worldwide demand were beneficial to fund      The energy sector was by far the highest
gross domestic product (GDP), the            holdings in the energy sector.                returning sector year-to-date in 2004.
broadest measure of overall economic
activity. While positive, GDP growth         YOUR FUND                                        The fund's investments in the health
tapered off somewhat from an annualized                                                    care sector and in each industry within
rate of 7.4% in the third quarter of 2003    We continued our strategy of investing in     the sector outperformed their
to a more modest 3.9% in the third           stocks that we believe are undervalued        counterparts in the Russell Midcap Index.
quarter of 2004.                             relative to their future growth               The fund was not directly affected by
                                             potential. We employed the                    problems encountered by larger
                                                                                           capitalization pharmaceutical
                                                                                           manufacturing and distribution

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. iShares Nasdaq Biotechnology               1. Data Processing &
                                                 Index Fund                       1.4%         Outsourced Services         4.5%
               [PIE CHART]
                                              2. Robinson (C.H.) Worldwide, Inc.  1.4       2. Application Software        4.3
Industrials                     13.5%
                                              3. XTO Energy Inc.                  1.4       3. Real Estate                 4.0
Information Technology          21.7%
                                              4. Tempur-Pedic International Inc.  1.3       4. Health Care Equipment       4.0
Materials                        4.4%
                                              5. Autodesk, Inc.                   1.3       5. Health Care Services        3.8
Telecommunication Services       2.0%
                                              6. Williams Cos., Inc. (The)        1.3       6. Oil & Gas Refining,
Utilities                        1.1%                                                          Marketing & Transportation  3.2
                                              7. CB Richard Ellis Group, Inc.-
Money Market Funds Plus Other                    Class A                          1.3       7. Diversified Commercial
Assets Less Liabilities          2.3%                                                          Services                    2.9
                                              8. Harris Corp.                     1.3
Consumer Discretionary          19.1%                                                       8. Semiconductor Equipment     2.7
                                              9. Fisher Scientific International
Consumer Staples                 4.1%            Inc.                             1.3       9. Casinos & Gaming            2.4

Energy                           7.1%        10. Harrah's Entertainment, Inc.     1.3      10. Apparel Retail              2.2

Financials                      12.1%

Health Care                     12.6%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

companies. Political uncertainty and the     significant share price appreciation over     As of October 31, 2004, the portfolio had
fear of pharmaceutical firms being hit       the year, and as of the end of the fiscal     over 90% of its assets in companies
with product recalls and lawsuits has        year, we remained confident in its            within the market capitalization range of
resulted in low valuations for health        potential for growth.                         the Russell Midcap Index.
care companies, which might present a
buying opportunity for the fund, as we          XTO is a 25-year-old energy company        IN CLOSING
look for stocks that are valued below        with a market niche in acquiring domestic
their potential for growth.                  oil- and natural gas-producing properties     Throughout the period, we sought out
                                             from larger energy companies. These           undervalued companies that exemplified
   All sectors contributed positively to     larger companies must concentrate their       strength in their business models,
fund performance during the period.          efforts on their most lucrative sites,        management teams and cash flows. When we
However, relative to the Russell Midcap      which are now often overseas. XTO engages     found such companies that also had a
Index, the financials and utilities          in developmental drilling to increase         compelling reason for continued growth,
sectors contributed least to fund            reserves and production from these            we considered their stocks for inclusion
performance. In financials, a number of      properties. The company has earned high       in the fund's portfolio.
the fund's insurance holdings detracted,     returns on capital due to its high
as some were hurt by the damage claims       drilling success rate and oil and gas         The views and opinions expressed in
resulting from the hurricanes in Florida.    price hedging program. Along with the         Management's Discussion of Fund
The fund had scant holdings in the           rest of the energy sector, XTO benefited      Performance are those of A I M Advisors,
utility sector for the year, as most         from rising oil and national gas prices       Inc. These views and opinions are subject
utility stocks typically do not possess      during the period, and the fund continued     to change at any time based on factors
many of the growth characteristics we        to own holdings in this company at the        such as market and economic conditions.
look for in selecting stocks for the         end of the fiscal year.                       These views and opinions may not be
fund. Utilities recovering from perceived                                                  relied upon as investment advice or
financial distress were particularly            Two stocks that detracted from fund        recommendations, or as an offer for a
strong performers within the Russell         performance were United Online and Siebel     particular security. The information is
Midcap Index.                                Systems. Internet service provider United     not a complete analysis of every aspect
                                             Online's stock price fell following its       of any market, country, industry,
   Two stocks that benefited fund            report of weaker-than-expected subscriber     security or the fund. Statements of fact
performance were Brunswick and XTO           additions. The fund no longer owns shares     are from sources considered reliable, but
Energy. Brunswick manufactures sports and    in this company. Software manufacturer        A I M Advisors, Inc. makes no
fitness equipment, fishing and camping       Siebel Systems also detracted from fund       representation or warranty as to their
gear and marine products. The company's      performance. We sold this position on         completeness or accuracy. Although
two lines of boats, Bayliner and SeaRay,     fears of continued earnings misses due to     historical performance is no guarantee of
account for a large percentage of its        overall weakness in software companies.       future results, these insights may help
revenues. We chose this holding during                                                     you understand our investment management
2003 because of management's plans to           As of the close of the fiscal year, we     philosophy.
improve returns on capital and the belief    had positioned the fund to benefit from a
that an expanding economy would enable       mild economic expansion and a gradual                See important fund and index
more consumers to purchase boats and         increase in interest rates. We continued           disclosures inside front cover.
other leisure products. The company has      our focus on the stocks of
experienced                                  mid-capitalization companies.

=========================================
                                                               MICHAEL CHAPMAN                               PAUL J. RASPLICKA
FUND VS. INDEXES                                               Mr. Chapman, Chartered                        Mr. Rasplicka,
                                                  [CHAPMAN     Financial Analyst,               [RASPLICKA   Chartered Financial
TOTAL RETURNS, 10/31/03-10/31/04,                 PHOTO]       began his investment             PHOTO]       Analyst, is lead
EXCLUDING APPLICABLE SALES CHARGES. IF                         career in 1995. He                            portfolio manager of
SALES CHARGES WERE INCLUDED, RETURNS                           joined AIM in 2001 and                        AIM Capital Development
WOULD BE LOWER.                              was promoted to his current position as       Fund. Mr. Rasplicka began his investment
                                             portfolio manager of AIM Capital              career in 1982. A native of Denver, Mr.
Class A Shares                      9.87%    Development Fund in 2002. Mr. Chapman has     Rasplicka is a magna cum laude graduate
                                             a B.S. in petroleum engineering and an        of the University of Colorado at Boulder
Class B Shares                      9.13     M.A. in energy and mineral resources from     with a B.S. in business administration.
                                             the University of Texas.                      He received an M.B.A. from the University
Class C Shares                      9.14                                                   of Chicago. He is also a Chartered
                                                                                           Investment Counselor.
Class R Shares                      9.65
                                                                                           Assisted by the Small and Mid-Cap Core
S&P 500 Index (Broad Market                                                                Team.
Index)                              9.41
                                                                                                     [RIGHT ARROW GRAPHIC]
Russell Midcap Index
(Style-specific Index)             15.09                                                   FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
Lipper Mid-Cap Core Fund Index                                                             TO PAGE 5.
(Peer Group Index)                 10.56

Source: Lipper, Inc.

=========================================

TOTAL NET ASSETS            $1.1 BILLION

TOTAL NUMBER OF HOLDINGS*            108

=========================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   6/17/96 (inception of Class A shares) - 10/31/04 (Index results are from 6/30/96.)

   Your fund's total return includes                                            [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                         AIM CAPITAL      LIPPER MID-CAP
include reinvested dividends. Performance                DEVELOPMENT FUND     CORE FUND     RUSSELL 2500   RUSSELL MIDCAP   S&P 500
of an index of funds reflects fund              DATE      CLASS A SHARES        INDEX          INDEX           INDEX         INDEX
expenses and management fees; performance    6/17/1996    $     9450         $  10000       $  10000       $   10000       $ 10000
of a market index does not. Performance          07/96          8977             9248           9268            9381          9558
shown in the chart does not reflect              10/96         10480            10150          10158           10396         10593
deduction of taxes a shareholder would           01/97         11131            10956          11094           11325         11865
pay on fund distributions or sale of fund        04/97          9648            10218          10566           11097         12152
shares. Performance of the indexes does          07/97         12766            12500          12714           13322         14539
not reflect the effects of taxes.                10/97         13768            12844          13117           13387         13994
                                                 01/98         13503            12751          13219           13818         15057
   Since the last reporting period, the          04/98         15744            14679          14857           15644         17142
fund has elected to use the S&P 500 Index        07/98         13797            13281          13210           14637         17346
as its broad-based market index since the        10/98         12180            12151          12107           13984         17074
S&P 500 Index is such a widely recognized        01/99         13974            13923          13453           15478         19952
gauge of U.S. stock market performance.          04/99         13302            14083          13987           16572         20884
The fund will no longer measure its              07/99         14144            14733          14649           16638         20851
performance against the Russell 2500             10/99         14400            14755          14286           16378         21456
Index, the index published in previous           01/00         17811            17743          16345           17725         22015
reports to shareholders. Because this is         04/00         20296            19138          17429           19226         22997
the first reporting period since we have         07/00         19835            19276          17232           19054         22720
adopted the new index, SEC guidelines            10/00         20591            19864          17611           20265         22760
require that we compare the fund's               01/01         20387            19618          18017           20164         21817
performance to both the old and the new          04/01         18927            18505          17339           19281         20016
index. The fund has also included a              07/01         19047            18395          17467           18898         19466
style-specific index, the Russell Midcap         10/01         16108            16121          15469           16613         17095
Index. The fund believes this index more         01/02         17787            17915          17438           18616         18297
closely reflects the performance of the          04/02         18949            18482          18270           19145         17490
securities in which the fund invests. In         07/02         15178            15094          14738           15936         14869
addition, the unmanaged Lipper Mid-Cap           10/02         14038            14708          14055           15280         14514
Core Fund Index, which may or may not            01/03         13971            14677          14129           15379         14087
include AIM Capital Development Fund, is         04/03         14815            15491          15162           16439         15163
included for comparison to a peer group.         07/03         16670            17616          17883           18722         16451
                                                 10/03         18270            19415          19915           20763         17531
   In evaluating this chart, please note         01/04         19771            21003          21891           22624         18954
that the chart uses a logarithmic scale          04/04         19738            20681          21289           22267         18631
along the vertical axis (the value               07/04         19086            20480          21132           22425         18616
scale). This means that each scale               10/04    $    20079         $  21465       $  22372       $   23895       $ 19182
increment always represents the same                                                                          Source: Lipper, Inc.
percent change in price; in a linear
chart each scale increment always
represents the same absolute change in
price. In this example, the scale            AVERAGE ANNUAL TOTAL RETURNS                  Class R shares' inception date is 6/3/02.
increment between $5,000 and $10,000 is      As of 10/31/04, including applicable          Returns since that date are historical
the same as that between $10,000 and         sales charges                                 returns. All other returns are blended
$20,000. In a linear chart, the latter                                                     returns of historical Class R share
scale increment would be twice as large.     CLASS A SHARES                                performance and restated Class A share
The benefit of using a logarithmic scale     Inception (6/17/96)                8.68%      performance (for periods prior to the
is that it better illustrates performance     5 Years                           5.66       inception date of Class R shares) at net
during the fund's early years before          1 Year                            3.83       asset value, adjusted to reflect the
reinvested distributions and compounding                                                   higher Rule 12b-1 fees applicable to
create the potential for the original        CLASS B SHARES                                Class R shares. Class A shares' inception
investment to grow to very large numbers.    Inception (10/1/96)                7.43%      date is 6/17/96.
Had the chart used a linear scale along       5 Years                           5.85
its vertical axis, you would not be able      1 Year                            4.13          The performance data quoted represent
to see as clearly the movements in the                                                     past performance and cannot guarantee
value of the fund and the indexes during     CLASS C SHARES                                comparable future results; current
the fund's early years. We use a             Inception (8/4/97)                 5.66%      performance may be lower or higher.
logarithmic scale in financial reports of     5 Years                           6.17       Please visit AIMinvestments.com for the
funds that have more than five years of       1 Year                            8.14       most recent month-end performance.
performance history.                                                                       Performance figures reflect reinvested
                                             CLASS R SHARES                                distributions, changes in net asset
                                             Inception                          9.24%      value and the effect of the maximum
                                              5 Years                           6.69       sales charge unless otherwise stated.
                                              1 Year                            9.65       Investment return and principal value
                                             =========================================     will fluctuate so that you may have a
                                             In addition to returns as of the close of     gain or loss when you sell shares.
                                             the fiscal year, industry regulations
                                             require us to provide average annual             Class A share performance reflects
                                             total returns as of 9/30/04, the most         the maximum 5.50% sales charge, and
                                             recent calendar quarter-end.                  Class B and Class C share performance
                                             =========================================     reflects the applicable contingent
                                             AVERAGE ANNUAL TOTAL RETURNS                  deferred sales charge (CDSC) for the
                                             As of 9/30/04, including applicable sales     period involved. The CDSC on Class B
                                             charges                                       shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                             CLASS A SHARES                                of the seventh year. The CDSC on Class C
                                             Inception (6/17/96)                8.46%      shares is 1% for the first year after
                                              5 Years                           6.00       purchase. Class R shares do not have a
                                              1 Year                            9.19       front-end sales charge; returns shown
                                                                                           are at net asset value and do not reflect
                                             CLASS B SHARES                                a 0.75% CDSC that may be imposed on a
                                             Inception (10/1/96)                7.20%      total redemption of retirement plan
                                              5 Years                           6.18       assets within the first year.
                                              1 Year                            9.74
                                                                                              The performance of the fund's share
                                             CLASS C SHARES                                classes will differ due to different
                                             Inception (8/4/97)                 5.39%      sales charge structures and class
                                              5 Years                           6.50       expenses.
                                              1 Year                           13.75

                                             CLASS R SHARES
                                             Inception                          9.03%
                                              5 Years                           7.03
                                              1 Year                           15.31
====================================================================================================================================

[AIM INVESTMENTS LOGO APPEARS HERE]  P.O. BOX 9132
--Registered Trademark--             HINGHAM, MA 02043-9132


       EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


                        FOUR EASY WAYS TO VOTE YOUR PROXY

  INTERNET: Go to www.aiminvestments.com/proxy and follow the online directions.

 TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

      MAIL: Vote, sign, date and return your proxy by mail.

 IN PERSON: Vote at the Special Meeting of Shareholders.



AIM MID CAP STOCK FUND (THE "FUND")                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM STOCK FUNDS                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                                  HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any
one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 28, 2005, at 11:00 a.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF
THE PROPOSAL.

                                                                               NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                     PROXY MUST BE SIGNED AND DATED BELOW.

                                                                               Dated                         2005
                                                                                     -----------------------


                                                                               -----------------------------------------------------
                                                                               Signature(s) (if held jointly)      (SIGN IN THE BOX)

                                                                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                               THIS PROXY CARD. All joint owners should sign. When
                                                                               signing as executor, administrator, attorney, trustee
                                                                               or guardian or as custodian for a minor, please give
                                                                               full title as such. If a corporation, limited
                                                                               liability company, or partnership, please sign in
                                                                               full entity name and indicate the signer's position
                                                                               with the entity.

                                                                                                                    Aim Mid Cap - DH

                                                       PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   (X)
                                                       PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               FOR     AGAINST    ABSTAIN

1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under                   ( )       ( )        ( )
     which all of the assets of AIM Mid Cap Stock Fund (the "Fund"), an investment portfolio of AIM Stock Funds, will be transferred to AIM Capital
     Development Fund ("Buying Fund"), an investment portfolio of AIM Equity
     Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and
     Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.


                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.



                                                                                                                    Aim Mid Cap - DH

[AIM INVESTMENTS LOGO APPEARS HERE]
           --Registered Trademark--

                              AIM CORE STOCK FUND,
               A PORTFOLIO OF AIM COMBINATION STOCK & BOND FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                    May 23, 2005

Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Core Stock Fund (the "Fund") to AIM Diversified Dividend Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds. The funds identified for consolidation include certain smaller and less efficient funds that compete for limited shareholder assets and certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the consolidation of your Fund with Buying Fund.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Combination Stock & Bond Funds has approved the Agreement and proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM

                                          Robert H. Graham
                                          President

                              AIM CORE STOCK FUND,
               A PORTFOLIO OF AIM COMBINATION STOCK & BOND FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2005

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Core Stock Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds ("Trust"), will be transferred to AIM Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

     Shareholders of record as of the close of business on April 22, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ KEVIN M. CAROME

                                          Kevin M. Carome
                                          Secretary

May 23, 2005

                              AIM CORE STOCK FUND,
                                 A PORTFOLIO OF
                       AIM COMBINATION STOCK & BOND FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 347-4246

                         AIM DIVERSIFIED DIVIDEND FUND,
                                 A PORTFOLIO OF
                                AIM EQUITY FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                  MAY 23, 2005

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM Core Stock Fund. The Special Meeting will be held on June 28, 2005, at 11:00 a.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of AIM Core Stock Fund (your "Fund") to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Combination Stock & Bond Funds ("Trust"), with AIM Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") serves as sub-advisor to your Fund. AIM and INVESCO Institutional are each wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Your Fund and Buying Fund have similar investment objectives. Your Fund seeks high total return through both growth and current income, while Buying Fund seeks growth of capital with a secondary objective of current income. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated December 3, 2004 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated December 3, 2004, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated April 29, 2005, as revised May 16, 2005, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated April 29, 2005, and the Statement of Additional Information relating to the Reorganization dated May 23, 2005, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/ Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/ Prospectus. The Statement of Additional Information relating to the Reorganization dated May 23, 2005, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

     Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
                     THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    1
  The Reorganization........................................    1
  Comparison of Investment Objectives and Principal
     Strategies.............................................    2
  Comparison of Performance.................................    2
  Comparison of Fees and Expenses...........................    3
  Comparison of Multiple Class Structures...................    3
  Comparison of Sales Charges...............................    3
  Comparison of Distribution and Purchase and Redemption
     Procedures.............................................    4
  The Board's Recommendation................................    4
RISK FACTORS................................................    5
  Risks Associated with Buying Fund.........................    5
  Comparison of Risks of Buying Fund and Your Fund..........    5
INFORMATION ABOUT BUYING FUND...............................    5
  Description of Buying Fund Shares.........................    5
  Management's Discussion of Fund Performance...............    6
  Financial Highlights......................................    6
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................    6
  Terms of the Reorganization...............................    6
  The Reorganization........................................    6
  Board Considerations......................................    6
  Other Terms...............................................    9
  Federal Income Tax Consequences...........................   10
  Accounting Treatment......................................   10
RIGHTS OF SHAREHOLDERS......................................   11
CAPITALIZATION..............................................   12
LEGAL MATTERS...............................................   13
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   13
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   13
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   14
  Proxy Statement/Prospectus................................   14
  Time and Place of Special Meeting.........................   14
  Voting in Person..........................................   14
  Voting by Proxy...........................................   14
  Voting by Telephone or the Internet.......................   14
  Quorum Requirement and Adjournment........................   15
  Vote Necessary to Approve the Agreement...................   15
  Proxy Solicitation........................................   15
  Other Matters.............................................   15
  Ownership of Shares.......................................   15

EXHIBIT A........................   Classes of Shares of Your Fund and
                                    Corresponding Classes of Shares of Buying
                                    Fund
EXHIBIT B........................   Comparison of Performance of Your Fund and
                                    Buying Fund
EXHIBIT C........................   Comparison Fee Table and Expense Example
EXHIBIT D........................   Shares Outstanding of Each Class of Your Fund
                                    on Record Date
EXHIBIT E........................   Ownership of Shares of Your Fund
EXHIBIT F........................   Ownership of Shares of Buying Fund

APPENDIX I.......................   Agreement and Plan of Reorganization
APPENDIX II......................   Prospectus of Buying Fund
APPENDIX III.....................   Discussion of Performance of Buying Fund

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                    SUMMARY

     During 2003 and 2004, AMVESCAP, the parent company of AIM, undertook an integration initiative with respect to its United States mutual fund operations. Among other things, AMVESCAP's integration initiative included the establishment of a single distributor for all AMVESCAP U.S. mutual funds, the integration of back office support for AMVESCAP's U.S. mutual funds, the allocation of primary responsibility for investment advisory, administrative, accounting, and legal and compliance services for all of AMVESCAP's U.S. mutual funds to AIM and streamlining the various mutual funds offered by AMVESCAP's subsidiaries in the U.S.

     Since completion of the AMVESCAP integration initiative, AIM has undertaken an extensive review of its U.S. mutual fund offerings and has concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. The Reorganizations are part of a number of fund reorganizations AIM is proposing as a result of this review process. AIM believes that the Reorganizations will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

     The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund have similar investment objectives, utilize similar investment strategies and invest in similar securities. The Board believes that a larger combined fund should have greater market presence and may achieve greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. In addition, the total annual operating expenses of the combined fund are expected to be lower than your Fund's current total annual operating expenses. For additional information concerning the factors the Board of Trustees considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Trust and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund have similar investment objectives. Your Fund seeks high total return through growth and current income while Buying Fund seeks growth of capital with a secondary objective of current income. Your Fund and Buying Fund also invest in similar types of securities.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

           AIM CORE STOCK FUND                   AIM DIVERSIFIED DIVIDEND FUND
               (YOUR FUND)                               (BUYING FUND)
           -------------------                   -----------------------------
                                INVESTMENT OBJECTIVE

- High total return through growth and     - Growth of capital with a secondary
  current income.                            objective of current income.

                               INVESTMENT STRATEGIES

- Invests at least 80% of its net assets   - Invests, normally, at least 80% of its
  in common and preferred stocks, and at     assets in dividend-paying equity
  least 50% of common stocks which the       securities.
  fund holds will be invested in
  dividend-paying common or preferred
  stocks.

- Although the fund focuses on stocks of   - Seeks stocks that have paid consistent
  larger companies with a history of         or increasing dividends.
  paying dividends, it also may invest in
  companies that have not paid regular
  dividends.

- No corresponding strategy.               - May invest up to 20% of assets in
                                             limited partnerships or in
                                             investment-grade debt securities of
                                             U.S. issuers.

- May invest up to 25% of its assets in    - May invest up to 25% of its total
  foreign debt securities, provided that     assets in foreign securities.
  all such securities are denominated and
  pay interest in U.S. Dollars.

- Will primarily invest in                 - Portfolio managers focus on the
  large-capitalization stocks that           financial health and profit
  possess one of three attributes that       sustainability of companies, and select
  are attractive relative to the             stocks that offer the most total return
  Standard's & Poor's 500 Composite Stock    potential from price appreciation and
  Price Index:(i) a low price-to-earnings    dividend return.
  ratio; (ii) a high dividend yield; or
  (iii) consistent growth.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31, for Investor class shares of your Fund and for Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

     Effective June 1, 2005, Buying Fund's portfolio management team will become responsible for day-to-day management of your Fund.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of August 31, 2004, and Buying Fund, as of October 31, 2004, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios, based on historical data at a specified date and related projected data for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2004 as part of Exhibit C.

     AIM has contractually agreed to waive its advisory fees for the period January 1, 2005, through June 30, 2006, to implement a uniform fee schedule for Buying Fund. To the extent the uniform fee schedule results in advisory fees lower than advisory fees of Buying Fund, AIM has agreed to waive the difference in advisory fees applicable to Buying Fund through June 30, 2006.

     In connection with the Reorganization, AIM proposed to permanently reduce the investment advisory fee applicable to Buying Fund. Accordingly, effective on the closing of the Reorganization, the Board of Buying Fund has approved an amendment to the investment advisory fee schedule applicable to Buying Fund such that AIM will receive a monthly fee calculated at the following annual rates, based on the average daily net assets of Buying Fund:

ANNUAL RATE                                                         NET ASSETS
-----------                                                         ----------
0.60%.......................................................  First $350 million
0.55%.......................................................  Next $350 million
0.50%.......................................................  Next $1.3 billion
0.45%.......................................................  Next $2 billion
0.40%.......................................................  Next $2 billion
0.375%......................................................  Next $2 billion
0.35%.......................................................  Excess over $8 billion

     As a result, the investment advisory fee schedule applicable to Buying Fund after the Reorganization is the same as the investment advisory fee currently applicable to your Fund and is the same as or lower than the uniform fee schedule applicable to Buying Fund at all asset levels.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemption of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     Holders of Class K shares of your Fund will receive Class A shares of Buying Fund in the Reorganization. After the Reorganization, such shareholders will be able to purchase additional Class A shares of Buying Fund without the imposition of an initial sales charge or a CDSC.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus and the related Statements of Additional Information.

          CLASS A                      CLASS B                      CLASS C
          -------                      -------                      -------
- subject to an initial      - not subject to an initial  - not subject to an initial
  sales charge*                sales charge                 sales charge

- may be subject to a CDSC   - subject to a CDSC on       - subject to a CDSC on
  on redemptions made          certain redemptions          certain redemptions
  within 12 or 18 months
  from the date of certain
  purchases

               CLASS K
          (YOUR FUND ONLY)                         INVESTOR CLASS
          ----------------                         --------------
- not subject to an initial sales       - not subject to an initial sales
  charge                                  charge

- may be subject to a CDSC on           - not subject to a CDSC
  redemptions made within 12 months
  from the date of certain purchases

---------------

* Your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

     The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

     An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund may focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buyer. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2004 is set forth in Appendix III of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on July 18, 2005, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on July 15, 2005 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended August 31, 2004 and for the short taxable year beginning on September 1, 2004 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended August 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

     AIM initially proposed that the Board consider the Reorganization at an in-person meeting of the Boards held on February 24, 2005, at which preliminary discussions of the Reorganization took place. After careful consideration and after weighing the pros and cons of the Reorganization, the Board of your Fund determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on March 22, 2005.

     Over the course of the two Board meetings, the Board received from AIM written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains of your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     AIM proposed the Reorganization as part of an effort to consolidate the AIM Funds' large cap core fund offerings and to eliminate a fund that has undergone several changes in recent periods without producing the desired benefits to shareholders. In considering the Reorganization, the Board noted that the funds have similar investment objectives, are managed using similar investment strategies and invest in similar securities. In addition, Buying Fund's performance track record relative to its Lipper peer group is better than your Fund's and the expenses of the combined fund are expected to be lower than or equal to those of your Fund.

     The Board noted that your Fund has been managed by different portfolio management teams using several different investment styles during the last 18 months. By contrast, Meggan Walsh, Buying Fund's lead portfolio manager, has held that position since December 31, 2002. The Board determined that your Fund may benefit from the management style Buying Fund enjoys. In addition, the Board noted that the funds have similar investment objectives and similar investment strategies, resulting in moderate portfolio overlap between the two funds. As of November 30, 2004, approximately 36% of your Fund's total net assets were invested in securities Buying Fund also owns.

     The Board considered the relative sizes of the two funds and concluded that Buying Fund should be the surviving fund in the Reorganization, even though your Fund has a larger asset base. As of November 30, 2004, Buying Fund had net assets of approximately $142 million, compared to net assets for your Fund of approximately $2 billion. The Board determined that it was appropriate for Buying Fund to be the surviving fund in the Reorganization because the investment process Buying Fund's current portfolio management team utilizes to manage Buying Fund will be applied to your Fund after the Reorganization. Consequently, the Board determined that Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization.

     The Board considered the performance of Buying Fund in relation to the performance of your Fund, noting that Buying Fund recently has provided better returns to its shareholders than your Fund. As of

November 30, 2004, the relative performance of Class A shares of Buying Fund and Investor Class shares of your Fund (without sales loads) was as follows:

                          AVERAGE ANNUAL TOTAL RETURNS

                                    ONE    FIVE      TEN      SINCE
                                   YEAR    YEARS    YEARS   INCEPTION    INCEPTION DATE
                                   -----   -----    -----   ---------    --------------
Your Fund........................   6.01%  (1.55)%  8.37%     12.12%    February 1, 1960
Buying Fund......................  15.42%    N/A     N/A       6.64%    December 31, 2001

     The performance information in Exhibit B supports the Board's determination that Buying Fund's performance has been better in recent periods than that of your Fund. Buying Fund's annual total returns since its inception on December 31, 2001, have been better than those of your Fund since that date. See "Exhibit B - Comparison of Performance of Your Fund and Buying Fund."

     In addition, the Board noted that Buying Fund's performance relative to its Lipper peer group was better than your Fund for the 1- and 3-year periods and that such performance more accurately reflects the investment process that the combined fund will apply.

     The Board also considered the operating expenses the funds incur. The total annual operating expenses of Buying Fund prior to giving pro forma effect to the Reorganization, as a percentage of average daily net assets, are slightly higher than the total annual operating expenses of your Fund. However, the Board noted that AIM has proposed to reduce the investment advisory fee applicable to the combined fund as described above in "SUMMARY -- Comparison of Fees and Expenses."

     At an in-person meeting of the Board on March 22, 2005, the Board approved an amendment to the advisory agreement for Buying Fund to reflect a reduced advisory fee, effective as of the Closing. The Board noted that the reduced advisory fee schedule is the same as your Fund's current advisory fee schedule, and is lower at all asset levels than the applicable uniform fee schedule as described above in "SUMMARY -- Comparison of Fees and Expenses." As a result, AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A , Class B and Class C shares, after giving effect to voluntary fee waivers, are each expected to be approximately 0.10% lower than those of your Fund. In the absence of such voluntary fee waivers, on a pro forma basis the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be the same as those of your Fund after the Reorganization. Similarly, on a pro forma basis the total annual operating expenses of Investor Class shares of Buying Fund are expected to be the same as those of your Fund after the Reorganization.

     AIM advised the Board that your Fund and Buying Fund had in the aggregate unrealized capital gains as of December 31, 2004, of approximately $238 million, which on a pro forma basis would be equal to approximately 11% of the combined fund's net asset value. As of December 31, 2004, neither fund had capital loss carryforwards available to offset such gains. On a pro forma basis, assuming all of the securities that had unrealized capital gains were sold on December 31, 2004, at prices in effect on that date, the aggregate realized capital gains would have been approximately $1.32 per share. AIM also advised the Board that in connection with the Reorganization, AIM expects to dispose of a portion of your Fund's portfolio securities. Although the amount of capital gains likely will be more or less than $1.32 per share depending upon various factors, such sales could result in the realization of significant capital gains which would be distributed to shareholders and may be subject to income tax. The factors impacting the per share amount of any capital gains realized from the sale of securities include, among other things, the particular securities sold, the market prices at which such securities are sold, any tax adjustments, and shareholder subscription and redemption activity until the final ex-dividend date. The sale of securities may also result in additional trading costs to the combined fund.

     The total expenses to be incurred in connection with the Reorganization are expected to be approximately $612,000. Your Fund's expenses incurred in connection with the Reorganization are expected to be approximately $591,000. The Board noted that AIM will bear all of your Fund's costs and expenses incurred in connection with the Reorganization. Buying Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $21,000. Buying Fund will bear its costs and expenses incurred in connection with the Reorganization.

     To determine which party would bear the expenses to be incurred in connection with the Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and your Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by your Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for your Fund's shareholders to recoup expenses incurred in the Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of your Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of your Fund and Buying Fund.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Trust and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trustees of Trust and the Board of Trustees of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before September 30, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences between the rights of shareholders under the Agreement and Declaration of Trust of Trust and the rights of shareholders under the Agreement and Declaration of Trust of Buyer.

                                 CAPITALIZATION

     The following table sets forth, as of December 31, 2004, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                     PRO FORMA
                               YOUR FUND          YOUR FUND        BUYING FUND      BUYING FUND
                             CLASS A SHARES   CLASS K SHARES(1)   CLASS A SHARES   CLASS A SHARES
                             --------------   -----------------   --------------   --------------
Net Assets.................  $    8,310,827      $ 1,422,564      $   78,831,569    $88,564,960
Shares Outstanding.........         779,537          135,569           6,513,044      7,317,340
Net Asset Value Per
  Share....................  $        10.66      $     10.49      $        12.10    $     12.10

                                                                    PRO FORMA
                               YOUR FUND         BUYING FUND       BUYING FUND
                             CLASS B SHARES    CLASS B SHARES     CLASS B SHARES
                             --------------   -----------------   --------------
Net Assets.................  $    1,845,822      $54,908,073      $   56,753,895
Shares Outstanding.........         176,078        4,574,081           4,727,856
Net Asset Value Per
  Share....................  $        10.48      $     12.00      $        12.00

                                                                    PRO FORMA
                               YOUR FUND         BUYING FUND       BUYING FUND
                             CLASS C SHARES    CLASS C SHARES     CLASS C SHARES
                             --------------   -----------------   --------------
Net Assets.................  $    7,371,719      $19,966,552      $   27,338,271
Shares Outstanding.........         697,979        1,665,364           2,280,098
Net Asset Value Per
  Share....................  $        10.56      $     11.99      $        11.99

                                                                    PRO FORMA
                               YOUR FUND       BUYING FUND(2)         BUYING
                                INVESTOR          INVESTOR        FUND INVESTOR
                              CLASS SHARES      CLASS SHARES       CLASS SHARES
                             --------------   -----------------   --------------
Net Assets.................  $2,002,847,809               --      $2,002,847,809
Shares Outstanding.........     186,063,811               --         165,458,397
Net Asset Value Per
  Share....................  $        10.76      $     12.10      $        12.10

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of December 31, 2004, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which have been made a part of this Proxy Statement/ Prospectus by reference:
(i) see "Fund Performance" for more information about the performance of your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Shareholder Information" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-8066. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and Buyer and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 23, 2005 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on April 22, 2005 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on June 28, 2005, at 11:00 a.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE AGREEMENT

     If a quorum is present, approval of the Agreement requires the affirmative vote of a majority of shares cast by the shareholders of your Fund at the Special Meeting. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting.

PROXY SOLICITATION

     Trust will solicit proxies for the Special Meeting. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear all of your Fund's costs and expenses incurred in connection with the Reorganization, including solicitation costs. Solicitation costs are expected to be approximately $15,900.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit E.

     A list of the name, address and percent ownership of each person who, as of April 22, 2005, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of your Fund's and Buying Fund's shares by trustees, and current executive officers of Trust and Buyer can be found in Exhibit E and F, respectively.

                                   EXHIBIT A

  CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND

CLASSES OF SHARES OF YOUR FUND   CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------   ----------------------------------------------
     Class A                                  Class A
     Class K                                  Class A
     Class B                                  Class B
     Class C                                  Class C
     Investor Class                           Investor Class

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

                                  (Your Fund)
                              AIM CORE STOCK FUND

     Performance information in the bar chart below is that of the fund's Investor Class shares, which has the longest operating history of the fund's classes. The bar chart below shows the fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade. The returns in the bar chart do not reflect sales loads. The table below shows the pre-tax and after-tax average annual total returns of Investor Class and pre-tax average annual total returns for Class A, B, C and K shares for various periods ended December 31, 2004. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares will vary.

     The information in the bar chart and table illustrates the variability of the fund's total return. The table shows the fund's performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how a fund will perform in the future.

                                    (CHART)

1995...................................................................   27.34%
1996...................................................................   16.72%
1997...................................................................   26.45%
1998...................................................................   14.13%
1999...................................................................   12.81%
2000...................................................................    4.22%
2001...................................................................  -11.81%
2002...................................................................  -19.77%
2003...................................................................   23.61%
2004...................................................................    3.63%

     During the periods shown in the bar chart, the highest quarterly return was 15.28% (quarter ended June 30, 2003) and the lowest quarterly return was (17.94)% (quarter ended September 30, 2002). The year-to-date return of AIM Core Stock Fund as of March 31, 2005 was (3.81)%.

AVERAGE ANNUAL TOTAL RETURNS(1),(2)

                                                                              10 YEARS OR
      (FOR THE PERIODS ENDED DECEMBER 31, 2004)        1 YEAR     5 YEARS   SINCE INCEPTION
      -----------------------------------------        ------     -------   ---------------
CLASS A
  Return before taxes................................  (2.40)%        --          (2.08)%(3)
CLASS B
  Return before taxes................................  (2.01)         --          (1.93)(3)
CLASS C
  Return before taxes................................   1.54          --          (1.16)(4)
CLASS K
  Return before taxes................................   3.00          --          (3.36)(5)
INVESTOR CLASS(6)
  Return before taxes................................   3.63       (1.13)%         8.62
  Return after taxes on distributions................   2.20       (2.28)          6.42
  Return after taxes on distributions and sale of
     fund shares.....................................   4.17       (1.27)          6.57
S&P 500 Index(7)
  (reflects no deduction for fees, expenses, or
     taxes)..........................................  10.87       (2.30)         12.07
Lipper Large-Cap Core Fund Index(8)
  (reflects no deduction for fees, expenses, or
     taxes)..........................................   8.29       (2.98)         10.26

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor class only and after-tax returns for Class A, B, C and K shares will vary.

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.

(2) The total returns are for those classes of shares with a full calendar year of performance. The effect of each class total expenses, including 12b-1 fees, front-end sales charges for Class A, and CDSC for Class B are reflected.

(3) Since inception of Class A and B shares on March 28, 2002.

(4) Since inception of Class C shares on February 14, 2000.

(5) Since inception of Class K shares on December 13, 2000.

(6) Inception date of Investor Class shares for Core Stock Fund is February 1, 1960.

(7) The S&P 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include Core Stock Fund) is included for comparison to a peer group.

(8) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book, and a three year sales-per-share growth value, compared to the S&P 500 Index.

                                 (Buying Fund)
                         AIM DIVERSIFIED DIVIDEND FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                   BAR CHART

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -12.90%
2003...................................................................   26.90%
2004...................................................................   13.84%

     During the periods shown in the bar chart, the highest quarterly return was 14.18% (quarter ended June 30, 2003) and the lowest quarterly return was (14.15)% (quarter ended September 30, 2002). The year-to-date return of AIM Diversified Dividend Fund as of March 31, 2005 was (0.50)%.

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE      INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2004)                 1 YEAR   INCEPTION      DATE
-----------------------------------------                 ------   ---------    ---------
CLASS A.................................................                        12/31/01
  Return before taxes...................................   7.57%     5.95%
  Return after taxes on distributions...................   6.93      5.70
  Return after taxes on distributions and sale of fund
     shares.............................................   5.42      5.04
CLASS B.................................................                        12/31/01
  Return before taxes...................................   8.12      6.39
CLASS C.................................................                        12/31/01
  Return before taxes...................................  12.13      7.24
INVESTOR CLASS(5).......................................     --        --             --
S&P 500 Index(1)........................................  10.87      3.58(4)    12/31/01
Russell 1000--Registered Trademark-- Index(2)...........  11.40      4.27(4)    12/31/01
Lipper Large-Cap Core Fund Index(3).....................   8.29      2.11(4)    12/31/01

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and Investor Class shares will vary.

(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.

(3) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. The funds typically invest in stocks with market capitalizations greater than $5 billion at the time of the purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

(5) The expected inception date of the fund's Investor Class shares is July 18, 2005.

                                   EXHIBIT C

                   COMPARISON FEE TABLE AND EXPENSE EXAMPLES

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class K, Class B, Class C and Investor Class shares of AIM Core Stock Fund ("Your Fund") and Class A, Class B, Class C and Investor Class shares of AIM Diversified Dividend Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.

                                                        AIM CORE STOCK FUND                         AIM DIVERSIFIED
                                                             YOUR FUND                               DIVIDEND FUND
                                                          (AS OF 8/31/04)                             BUYING FUND
                                          ------------------------------------------------         (AS OF 10/31/04)
                                                                                  INVESTOR   -----------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS K    CLASS     CLASS A     CLASS B   CLASS C
                                          SHARES    SHARES    SHARES    SHARES     SHARES    SHARES      SHARES    SHARES
                                          -------   -------   -------   -------   --------   -------     -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on
  Purchase (as a percentage of offering
  price)................................   5.50%     None      None      None       None      5.50%       None      None
Maximum Deferred Sales Charge (as a
  percentage of original purchase price
  or redemption proceeds, as
  applicable)...........................   None(1)   5.00%     1.00%     None(2)    None      None(1),(3)  5.00%    1.00%
ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted from fund
  assets)
Management fees(5)......................   0.51%     0.51%     0.51%     0.51%      0.51%     0.75%       0.75%     0.75%
Distribution and/or Service (12b-1)
  Fees(6)...............................   0.35      1.00      1.00      0.45       0.16      0.35        1.00      1.00
Other Expenses(7).......................   0.27      0.27      0.27      0.27       0.27      0.60        0.60      0.60
Total Annual Fund Operating
  Expenses(8)...........................   1.13      1.78      1.78      1.23       0.94      1.70        2.35      2.35
Fee Waiver(9),(10)......................     --        --        --        --         --      0.20        0.20      0.20
Net Annual Fund
  Expenses(11),(12),(13)................   1.13      1.78      1.78      1.23       0.94      1.50        2.15      2.15

                                               AIM DIVERSIFIED DIVIDEND FUND
                                                        BUYING FUND
                                                     PRO FORMA COMBINED
                                                      (AS OF 10/31/04)
                                          ----------------------------------------
                                          CLASS A     CLASS B   CLASS C   INVESTOR
                                          SHARES      SHARES    SHARES     CLASS
                                          -------     -------   -------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on
  Purchase (as a percentage of offering
  price)................................   5.50%       None      None       None
Maximum Deferred Sales Charge (as a
  percentage of original purchase price
  or redemption proceeds, as
  applicable)...........................   None(1),(3)  5.00%    1.00%      None
ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted from fund
  assets)
Management fees(5)......................   0.51%       0.51%     0.51%      0.51%
Distribution and/or Service (12b-1)
  Fees(6)...............................   0.35        1.00      1.00       0.17
Other Expenses(7).......................   0.28        0.28      0.28       0.28
Total Annual Fund Operating
  Expenses(8)...........................   1.14        1.79      1.79       0.96
Fee Waiver(9),(10)......................     --          --        --         --
Net Annual Fund
  Expenses(11),(12),(13)................   1.14        1.79      1.79       0.96

---------------

 (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

 (2) If you are a retirement plan participant, you may pay a 0.70% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan occurs within 12 months from the date of the retirement plan's initial purchase.

 (3) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (4) There is no guarantee that actual expenses will be the same as those shown in the table.

 (5) Effective upon the closing of the Reorganization, the Board approved a permanent reduction of the advisory fee of the AIM Diversified Dividend Fund to 0.60% of the first $350 million, plus 0.55% of the next $350 million, plus 0.50% of the next $1.3 billion, plus 0.45% of the next $2 billion, plus 0.40% of the next $2 billion, plus 0.375% of the next $2 billion, plus 0.35% of the Fund's average daily net assets in excess of $8 billion.

 (6) Actual allocated share of expenses for AIM Core Stock Fund -- Investor Class incurred during the most recent fiscal year pursuant of the Rule 12b-1 plan which allows up to a maximum annual rate of 0.25% of the average daily net assets of the class.

 (7) Effective April 1, 2004, the Board of Trustees approved a revised expense allocation methodology for AIM Core Stock Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements for AIM Core Stock Fund. Other expenses have been restated to reflect these changes.

 (8) The investment advisor for AIM Core Stock Fund has contractually agreed to waive advisory fees of Class A, Class B, Class C, Class K and Investor Class shares and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through August 31, 2005.

 (9) The investment advisor for AIM Diversified Dividend Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15% of average daily net assets, respectively. Upon the closing of the Reorganization, the advisor has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding certain items discussed above) of AIM Diversified Dividend Fund Class A, Class B, Class C and Investor Class to 1.50%, 2.15%, 2.15% and 1.50%, respectively. The expense limitations are in effect through October 31, 2005. Further, upon the closing of the Reorganization, the advisor has voluntarily agreed to limit the Total Annual Fund Operating Expenses (excluding certain items discussed above) of AIM Diversified Dividend Fund Class A, Class B, Class C and Investor Class to 1.00%, 1.65%, 1.65% and 1.00%, respectively. These expense limitation agreements may be modified or discontinued without further notice to investors.

(10) Effective January 1, 2005 through June 30, 2006, the advisor for AIM Diversified Dividend Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

(11) The investment advisor for AIM Core Stock Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60% and 1.40% of average daily net assets, respectively. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors.

(12) The investment advisor for AIM Diversified Dividend Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of Class A, Class B and Class C shares to 1.00%, 1.65% and 1.65% of average daily net assets, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

(13) At the request of the Trustees of AIM Combination Stock & Bond Funds and AIM Equity Funds, AMVESCAP agreed to reimburse the Trusts for fund expenses related to market timing matters.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM CORE STOCK FUND (YOUR FUND)
Class A.............................................  $659   $  889   $1,138   $1,849
Class B.............................................   681      860    1,164    1,924
Class C.............................................   281      560      964    2,095
Class K.............................................   125      390      676    1,489
Investor Class......................................    96      300      520    1,155
AIM DIVERSIFIED DIVIDEND FUND (BUYING FUND)
Class A.............................................  $694   $1,038   $1,405   $2,432
Class B.............................................   718    1,014    1,437    2,509
Class C.............................................   318      714    1,237    2,671
AIM DIVERSIFIED DIVIDEND FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.............................................  $660   $  892   $1,143   $1,860
Class B.............................................   682      863    1,170    1,934
Class C.............................................   282      563      970    2,105
Investor Class......................................    98      306      531    1,178

     You would pay the following expenses if you did not redeem your shares:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM CORE STOCK FUND (YOUR FUND)
Class A.............................................  $659   $  889   $1,138   $1,849
Class B.............................................   181      560      964    1,924
Class C.............................................   181      560      964    2,095
Class K.............................................   125      390      676    1,489
Investor Class......................................    96      300      520    1,155
AIM DIVERSIFIED DIVIDEND FUND (BUYING FUND)
Class A.............................................  $694   $1,038   $1,405   $2,432
Class B.............................................   218      714    1,237    2,509
Class C.............................................   218      714    1,237    2,671
AIM DIVERSIFIED DIVIDEND FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.............................................  $660   $  892   $1,143   $1,860
Class B.............................................   182      563      970    1,934
Class C.............................................   182      563      970    2,105
Investor Class......................................    98      306      531    1,178

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of April 22, 2005, there were the following number of shares outstanding of each class of your Fund:

YOUR FUND
---------
Class A Shares:.............................................      775,722.970
Class B Shares:.............................................      170,367.988
Class C Shares:.............................................      515,459.682
Class K Shares:.............................................      138,281.768
Investor Class Shares:......................................  169,725,480.310

                                   EXHIBIT E

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                              AIM CORE STOCK FUND

                                                              NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                          CLASS OF SHARES   SHARES OWNED        RECORD*
----------------                          ---------------   -------------   ----------------
Charles Schwab & Co. Inc................  Investor Class    19,309,917.12        11.38%
  Special Custody Acct. For The
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
TransAmerica Life Ins. & Annuity Co. ...  Class A              448,041.90        57.76%
  Attn: Daisy Lo
  Retirement Services-Separate Acct.
  P.O. Box 30368
  Los Angeles CA 90030-0368
Charles Schwab & Co. Inc. ..............  Class A               79,754.09        10.28%
  Special Custody Acct. For The
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Pershing LLC............................  Class B               16,461.55         9.66%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Citigroup Global Markets House Acct. ...  Class B               14,306.76         8.40%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th St.
  New York, NY 10001-2402
Citigroup Global Markets House Acct.....  Class C               52,363.22        10.16%
  Attn: Cindy Tempesta 7th Floor
  333 West 34th St.
  New York, NY 10001-2402
Delaware Charter Guarantee & Trust......  Class K               67,543.15        48.84%
  FBO Principal Financial Group
  Omnibus Qualified
  711 High St.
  Des Moines, IA 50392-0002

                                                              NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                          CLASS OF SHARES   SHARES OWNED        RECORD*
----------------                          ---------------   -------------   ----------------
Saxon & Co. ............................  Class K               40,022.21        28.94%
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001
Mid-Atlantic Capital Corp. .............  Class K               11,399.35         8.24%
  Investors Bank & Trust Co.
  FBO Various Retirement Plans
  4 Manhattanville Rd.
  Purchase, NY 10577-2139
Premiere Select Retirement Plan           Class K                8,583.71         6.21%
  NFSC/FMTC TTEE
  24610 Detroit Road
  Teal Place Suite 2000
  Cleveland, OH 44145-2543

---------------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Trust, the ownership of shares of AIM Core Stock Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                   EXHIBIT F

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of April 22, 2005, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                         AIM DIVERSIFIED DIVIDEND FUND

                                                                NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                             CLASS OF SHARES   SHARES OWNED       RECORD*
----------------                             ---------------   ------------   ----------------
Merrill Lynch Pierce Fenner & Smith........  Class A            179,869.06          5.87%
  FBO The sole benefit of customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith........  Class B            382,235.71         13.44%
  FBO The sole benefit of customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246-6484

---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Buyer, the ownership of shares of AIM Diversified Dividend Fund by executive officers and trustees of Buyer as a group constituted less than 1% of the outstanding shares of each class of such fund as of April 22, 2005.

                                                                      APPENDIX I


                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                              AIM CORE STOCK FUND,

                             A SEPARATE PORTFOLIO OF

                       AIM COMBINATION STOCK & BOND FUNDS

                                 MARCH 22, 2005

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE 1 DEFINITIONS..........................................................................................   1
      SECTION 1.1.    Definitions..............................................................................   1

ARTICLE 2 TRANSFER OF ASSETS...................................................................................   5
      SECTION 2.1.    Reorganization of Selling Fund...........................................................   5
      SECTION 2.2.    Computation of Net Asset Value...........................................................   5
      SECTION 2.3.    Valuation Date...........................................................................   5
      SECTION 2.4.    Delivery.................................................................................   6
      SECTION 2.5.    Termination of Series and Redemption of Selling Fund Shares..............................   6
      SECTION 2.6.    Issuance of Buying Fund Shares...........................................................   6
      SECTION 2.7.    Investment Securities....................................................................   6
      SECTION 2.8.    Liabilities..............................................................................   7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER.............................................................   7
      SECTION 3.1.    Organization; Authority..................................................................   7
      SECTION 3.2.    Registration and Regulation of Seller....................................................   7
      SECTION 3.3.    Financial Statements.....................................................................   7
      SECTION 3.4.    No Material Adverse Changes; Contingent Liabilities......................................   8
      SECTION 3.5.    Selling Fund Shares; Business Operations.................................................   8
      SECTION 3.6.    Accountants..............................................................................   8
      SECTION 3.7.    Binding Obligation.......................................................................   9
      SECTION 3.8.    No Breaches or Defaults..................................................................   9
      SECTION 3.9.    Authorizations or Consents...............................................................   9
      SECTION 3.10.   Permits..................................................................................   9
      SECTION 3.11.   No Actions, Suits or Proceedings.........................................................  10
      SECTION 3.12.   Contracts................................................................................  10
      SECTION 3.13.   Properties and Assets....................................................................  10
      SECTION 3.14.   Taxes....................................................................................  10
      SECTION 3.15.   Benefit and Employment Obligations.......................................................  11
      SECTION 3.16.   Brokers..................................................................................  11
      SECTION 3.17.   Voting Requirements......................................................................  11
      SECTION 3.18.   State Takeover Statutes..................................................................  11
      SECTION 3.19.   Books and Records........................................................................  11
      SECTION 3.20.   Prospectus and Statement of Additional Information.......................................  12
      SECTION 3.21.   No Distribution..........................................................................  12
      SECTION 3.22.   Liabilities of Selling Fund..............................................................  12
      SECTION 3.23.   Value of Shares..........................................................................  12
      SECTION 3.24.   Shareholder Expenses.....................................................................  12
      SECTION 3.25.   Intercompany Indebtedness; Consideration.................................................  12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER..............................................................  12
      SECTION 4.1.    Organization; Authority..................................................................  12
      SECTION 4.2.    Registration and Regulation of Buyer.....................................................  12
      SECTION 4.3.    Financial Statements.....................................................................  13

      SECTION 4.4.    No Material Adverse Changes; Contingent Liabilities......................................  13
      SECTION 4.5.    Registration of Buying Fund Shares.......................................................  13
      SECTION 4.6.    Accountants..............................................................................  14
      SECTION 4.7.    Binding Obligation.......................................................................  14
      SECTION 4.8.    No Breaches or Defaults..................................................................  14
      SECTION 4.9.    Authorizations or Consents...............................................................  15
      SECTION 4.10.   Permits..................................................................................  15
      SECTION 4.11.   No Actions, Suits or Proceedings.........................................................  15
      SECTION 4.12.   Taxes....................................................................................  15
      SECTION 4.13.   Brokers..................................................................................  16
      SECTION 4.14.   Representations Concerning the Reorganization............................................  16
      SECTION 4.15.   Prospectus and Statement of Additional Information.......................................  17
      SECTION 4.16.   Value of Shares..........................................................................  17
      SECTION 4.17.   Intercompany Indebtedness; Consideration.................................................  17

ARTICLE 5 COVENANTS............................................................................................  17
      SECTION 5.1.    Conduct of Business......................................................................  17
      SECTION 5.2.    Expenses.................................................................................  18
      SECTION 5.3.    Further Assurances.......................................................................  18
      SECTION 5.4.    Notice of Events.........................................................................  18
      SECTION 5.5.    Consents, Approvals and Filings..........................................................  18
      SECTION 5.6.    Submission of Agreement to Shareholders..................................................  19

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION...........................................................  19
      SECTION 6.1.    Conditions Precedent of Buyer............................................................  19
      SECTION 6.2.    Mutual Conditions........................................................................  19
      SECTION 6.3.    Conditions Precedent of Seller...........................................................  21

ARTICLE 7 TERMINATION OF AGREEMENT.............................................................................  21
      SECTION 7.1.    Termination..............................................................................  21
      SECTION 7.2.    Survival After Termination...............................................................  22

ARTICLE 8 MISCELLANEOUS........................................................................................  22
      SECTION 8.1.    Survival of Representations, Warranties and Covenants....................................  22
      SECTION 8.2.    Governing Law............................................................................  22
      SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment........................................  22
      SECTION 8.4.    Obligations of Buyer and Seller..........................................................  22
      SECTION 8.5.    Amendments...............................................................................  23
      SECTION 8.6.    Enforcement..............................................................................  23
      SECTION 8.7.    Interpretation...........................................................................  23
      SECTION 8.8.    Counterparts.............................................................................  23
      SECTION 8.9.    Entire Agreement; Exhibits and Schedules.................................................  23
      SECTION 8.10.   Notices..................................................................................  23
      SECTION 8.11.   Representations by Investment Adviser....................................................  24
      SECTION 8.12.   Successors and Assigns; Assignment.......................................................  25

EXHIBIT A             Excluded Liabilities of Selling Fund

SCHEDULE 2.1 Classes of Shares of Selling Fund and Corresponding Classes of Shares of Buying Fund
SCHEDULE 3.4      Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.4      Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.5(a)   Classes of Shares of Buying Fund
SCHEDULE 4.14(b)  Permitted Reorganizations of Funds
SCHEDULE 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 22, 2005 (this "Agreement"), by and among AIM Combination Stock & Bond Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Core Stock Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Diversified Dividend Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

      WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

      WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

      WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

      WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

      WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

      SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

      "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

      "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

      "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

      "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

      "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

      "Buyer" means AIM Equity Funds, a Delaware statutory trust.

      "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

      "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

      "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-1424.

      "Buying Fund" means AIM Diversified Dividend Fund, a separate series of Buyer.

      "Buying Fund Auditors" means Ernest & Young LLP.

      "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2004.

      "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

      "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

      "Closing Date" means July 18, 2005, or such other date as the parties may mutually agree upon.

      "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

      "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

      "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

      "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

      "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

      "Investment Adviser" means A I M Advisors, Inc.

      "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

      "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

      "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

      "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

      "NYSE" means the New York Stock Exchange.

      "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

      "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

      "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

      "Required Shareholder Vote" means, if a quorum is present, the affirmative vote of a majority of the shares cast at the Shareholders Meeting.

      "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

      "Seller" means AIM Combination Stock & Bond Funds, a Delaware statutory trust.

      "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

      "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-8066.

      "Selling Fund" means AIM Core Stock Fund, a separate series of Seller.

      "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

      "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended August 31, 2004.

      "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

      "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

      "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

      "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

      "Termination Date" means September 30, 2005, or such later date as the parties may mutually agree upon.

      "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

      "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

      SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

      SECTION 2.2. Computation of Net Asset Value.

            (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

            (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

            (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

            (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

      SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

      SECTION 2.4. Delivery.

            (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

            (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

      SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

      SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

      SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective

Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

      SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

      SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

      SECTION 3.5. Selling Fund Shares; Business Operations.

            (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

            (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

      SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

      SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 3.11. No Actions, Suits or Proceedings.

            (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

            (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

      SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

      SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

      SECTION 3.14. Taxes.

            (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended August 31, 2004 and for the short taxable year beginning on September 1, 2004 and ending on the Closing Date and
(B) all of Selling Fund's net capital gain recognized in its taxable year ended August 31, 2004 and in such short taxable year (after reduction for any capital loss carryover).

            (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 3.15. Benefit and Employment Obligations. Except for the unfunded trustee retirement plan and the trustee deferred compensation plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

      SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

      SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

      SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

      SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

      SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

      SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

      SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

      SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

      SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

      SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

      SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

      SECTION 4.5. Registration of Buying Fund Shares.

            (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

            (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

            (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

            (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

      SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

      SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 4.11. No Actions, Suits or Proceedings.

            (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

            (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

      SECTION 4.12. Taxes.

            (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

            (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

      SECTION 4.14. Representations Concerning the Reorganization.

            (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

            (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

            (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

      SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

      SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                    COVENANTS

      SECTION 5.1. Conduct of Business.

            (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

            (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

      SECTION 5.2. Expenses The Investment Adviser shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

      SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

      SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

      SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

      SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

      SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

            (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

            (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

            (d) The dividend or dividends described in the last sentence of
Section 3.14(a) shall have been declared.

            (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

            (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

      SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

            (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

            (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

            (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

            (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

            (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

      SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

            (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

            (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

            (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

      SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

            (a) by mutual written consent of Seller and Buyer; or

            (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

                  (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                  (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                  (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

      SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                  MISCELLANEOUS

      SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

      SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

      SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

      SECTION 8.4. Obligations of Buyer and Seller.

            (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

            (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

      SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

      SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

      SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

      SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

      SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

            (a)   If to Seller:

                  AIM Combination Stock & Bond Funds
                  11 Greenway Plaza, Suite 100
                  Houston, TX  77046-1173
                  Attn:  Kevin M. Carome

                  with a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, PA 19103-7599
                  Attn: Martha J. Hays

            (b)   If to Buyer:

                  AIM Equity Funds
                  11 Greenway Plaza, Suite 100
                  Houston, TX  77046-1173
                  Attn:  Kevin M. Carome

                  with a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, PA  19103-7599
                  Attn:  Martha J. Hays

      SECTION 8.11. Representations by Investment Adviser.

            (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

            (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

      SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         AIM COMBINATION STOCK & BOND FUNDS,
                                         acting on behalf of AIM CORE STOCK FUND

                                         By: /s/ ROBERT H. GRAHAM
                                             ---------------------------------
                                         Name:  Robert H. Graham
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                         AIM EQUITY FUNDS, acting on behalf of
                                         AIM DIVERSIFIED DIVIDEND FUND

                                         By: /s/ ROBERT H. GRAHAM
                                             ---------------------------------
                                         Name:  Robert H. Graham
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                         A I M ADVISORS, INC.


                                         By: /s/ MARK H. WILLIAMSON
                                             ---------------------------------
                                         Name:  Mark H. Williamson
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND

                                            Corresponding Classes of
Classes of Shares of Selling Fund            Shares of Buying Fund
---------------------------------            ---------------------
       AIM Core Stock Fund                 AIM Diversified Dividend Fund
          Class A Shares                          Class A Shares
          Class K Shares                          Class A Shares
          Class B Shares                          Class B Shares
          Class C Shares                          Class C Shares
      Investor Class Shares                   Investor Class Shares*
                                                    *New Class

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.5(a)

                        CLASSES OF SHARES OF BUYING FUND

                        Classes of Shares of Buying Fund
                          AIM Diversified Dividend Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Investor Shares

                                SCHEDULE 4.14(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

      AIM Balanced Fund into AIM Basic Balanced Fund

      AIM Emerging Growth Fund into AIM Aggressive Growth Fund

      AIM Libra Fund into AIM Aggressive Growth Fund

      AIM Health Sciences Fund into AIM Global Health Care Fund

      AIM Dent Demographic Trends Fund into AIM Weingarten Fund

      AIM Mid-Cap Stock Fund into AIM Capital Development Fund

      AIM Total Return Fund into AIM Basic Balanced Fund

                                 SCHEDULE 6.2(f)

                                  TAX OPINIONS

      (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

      (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

      (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

      (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

      (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

      (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

      (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

      (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

      (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II
                                                   AIM DIVERSIFIED DIVIDEND FUND

                                                                     PROSPECTUS
                                                                APRIL 29, 2005,
                                                        AS REVISED MAY 16, 2005

AIM Diversified Dividend Fund seeks to provide growth of capital and, secondarily, current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares--Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

Hypothetical Investment and Expense
  Information                                        5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Manager                                    7

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet these objectives by investing, normally, at least 80% of its assets in dividend-paying equity securities. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

    The fund may invest up to 20% of assets in master limited partnerships or in investment-grade debt securities of U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting investments, the portfolio manager seeks stocks that have paid consistent or increasing dividends. The portfolio manager focuses on the financial health and profit sustainability of the company issuing the stock, and selects stocks that offer the most total return potential from price appreciation and dividend return. The portfolio manager considers whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -12.90%
2003...................................................................   26.90%
2004...................................................................   13.84%


    The Class A shares' year-to-date total return as of March 31, 2005 was -0.50%.

    During the periods shown in the bar chart, the highest quarterly return was 14.18% (quarter ended June 30, 2003) and the lowest quarterly return was -14.15% (quarter ended September 30, 2002).

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                      SINCE      INCEPTION
December 31, 2004)                          1 YEAR        INCEPTION      DATE
--------------------------------------------------------------------------------
Class A                                                                 12/31/01
  Return Before Taxes                         7.57%         5.95%
  Return After Taxes on Distributions         6.93          5.70
  Return After Taxes on Distributions
     and Sale of Fund Shares                  5.42          5.04
Class B                                                                 12/31/01
  Return Before Taxes                         8.12          6.39
Class C                                                                 12/31/01
  Return Before Taxes                        12.13          7.24
Investor Class(1)                               --            --              --
--------------------------------------------------------------------------------
S&P 500 Index(2)                             10.87          3.58(5)     12/31/01(5)
Russell 1000--Registered Trademark--
  Index(3)                                   11.40          4.27(5)     12/31/01(5)
Lipper Large-Cap Core Fund Index(4)           8.29          2.11(5)     12/31/01(5)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and Investor Class shares will vary.

(1) The expected inception date of the fund's Investor Class shares is July 18, 2005.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the fund has included the Lipper Large-Cap Core Fund Index (which may or may not include the fund) for comparison to a peer group.
(3) The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.
(4) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------
(fees paid directly from                                                  INVESTOR
your investment)                       CLASS A       CLASS B   CLASS C     CLASS
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                          5.50%         None      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                       None(1,2)     5.00%     1.00%      None
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
----------------------------------------------------------------------------------
(expenses that are deducted                                               INVESTOR
from fund assets)                      CLASS A       CLASS B   CLASS C     CLASS
----------------------------------------------------------------------------------
Management Fees                          0.75%         0.75%     0.75%      0.75%

Distribution and/or
Service (12b-1) Fees                     0.35           1.00     1.00       0.25

Other Expenses(4)                        0.60           0.60     0.60       0.60

Total Annual Fund
Operating Expenses                       1.70           2.35     2.35       1.60

Fee Waivers(5,6)                         0.20           0.20     0.20       0.10

Net Annual Fund Operating
Expenses(7,8)                            1.50           2.15     2.15       1.50
----------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other Expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.
(5) The Fund's investment advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.50%, 2.15%, 2.15% and 1.50% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The expense limitation is in effect through October 31, 2005.
(6) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation" following.)
(7) The Fund's investment advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.00%, 1.65%, 1.65% and 1.00% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
(8) At the request of the Trustees of AIM Equity Funds, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses for the item in
    Note 7 above and net of this arrangement were 1.00%, 1.65% and 1.65% for Class A, Class B and Class C, respectively for the year ended October 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $694    $1,038    $1,405     $2,432
Class B                                      718     1,014     1,437      2,509
Class C                                      318       714     1,237      2,671
Investor Class                               153       495       861      1,892
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $694    $1,038    $1,405     $2,432
Class B                                      218       714     1,237      2,509
Class C                                      218       714     1,237      2,671
Investor Class                               153       495       861      1,892
--------------------------------------------------------------------------------

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE RATIO
1.50%                             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                           3.50%           7.12%       10.87%       14.75%       18.77%       22.93%       27.23%
End of Year Balance             $10,350.00      $10,712.25   $11,087.18   $11,475.23   $11,876.86   $12,292.55   $12,722.79
Estimated Annual Expenses       $   152.63      $   157.97   $   163.50   $   169.22   $   175.14   $   181.27   $   187.62
---------------------------------------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE RATIO
1.50%                             YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          31.68%       36.29%       41.06%
End of Year Balance             $13,168.09   $13,628.97   $14,105.99
Estimated Annual Expenses       $   194.18   $   200.98   $   208.01
---------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.15%                             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                           2.85%           5.78%        8.80%       11.90%       15.09%       18.37%       21.74%
End of Year Balance             $10,285.00      $10,578.12   $10,879.60   $11,189.67   $11,508.57   $11,836.57   $12,173.91
Estimated Annual Expenses       $   218.06      $   224.28   $   230.67   $   237.24   $   244.01   $   250.96   $   258.11
---------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.15%                             YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          25.21%       29.59%       34.13%
End of Year Balance             $12,520.87   $12,959.10   $13,412.66
Estimated Annual Expenses       $   265.47   $   191.10   $   197.79
---------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.15%                             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                           2.85%           5.78%        8.80%       11.90%       15.09%       18.37%       21.74%
End of Year Balance             $10,285.00      $10,578.12   $10,879.60   $11,189.67   $11,508.57   $11,836.57   $12,173.91
Estimated Annual Expenses       $   218.06      $   224.28   $   230.67   $   237.24   $   244.01   $   250.96   $   258.11
---------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.15%                             YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          25.21%       28.78%       32.45%
End of Year Balance             $12,520.87   $12,877.71   $13,244.73
Estimated Annual Expenses       $   265.47   $   273.03   $   280.82
---------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS--ANNUAL EXPENSE
RATIO 1.50%                       YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                           3.50%           7.12%       10.87%       14.75%       18.77%       22.93%       27.23%
End of Year Balance             $10,350.00      $10,712.25   $11,087.18   $11,475.23   $11,876.86   $12,292.55   $12,722.79
Estimated Annual Expenses       $   152.63      $   157.97   $   163.50   $   169.22   $   175.14   $   181.27   $   187.62
---------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS--ANNUAL EXPENSE
RATIO 1.50%                       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          31.68%       36.29%       41.06%
End of Year Balance             $13,168.09   $13,628.97   $14,105.99
Estimated Annual Expenses       $   194.18   $   200.98   $   208.01
---------------------------------------------------------------------------------------------------------------------------

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is in the process of making certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to pay expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2004, the advisor received compensation of 0.09% of average daily net assets. The annual

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.75% to 0.625% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates After January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

   ADVISORY FEE RATES BEFORE           ADVISORY FEE RATES AFTER
     JANUARY 1, 2005 WAIVER             JANUARY 1, 2005 WAIVER
--------------------------------------------------------------------
   0.75% of the first $1 billion    0.695% of the first $250 million
    0.70% of the next $1 billion      0.67% of the next $250 million
0.625% of amount over $2 billion     0.645% of the next $500 million
                                      0.62% of the next $1.5 billion
                                     0.595% of the next $2.5 billion
                                      0.57% of the next $2.5 billion
                                     0.545% of the next $2.5 billion
                                    0.52% of amount over $10 billion

PORTFOLIO MANAGER

Meggan M. Walsh, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. She has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1991.

    She is assisted by the advisor's Diversified Dividend Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on this portfolio manager and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of her compensation structure, and information regarding other accounts she manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Diversified Dividend Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2004 and 2003 and the fiscal period ended 2002 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                               CLASS A
                                                              ------------------------------------------
                                                                                       DECEMBER 31, 2001
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                   OCTOBER 31,           COMMENCED) TO
                                                              ---------------------       OCTOBER 31,
                                                               2004          2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.26       $  8.70         $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.14          0.06(a)        (0.03)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.23          1.54           (1.27)
========================================================================================================
    Total from investment operations                             1.37          1.60           (1.30)
========================================================================================================
Less dividends from net investment income                       (0.15)        (0.04)             --
========================================================================================================
Net asset value, end of period                                $ 11.48       $ 10.26         $  8.70
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 13.36%        18.39%         (13.00)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,513       $22,375         $ 7,834
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.00%(c)      1.51%           1.75%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.70%(c)      2.12%           4.26%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      1.27%(c)      0.65%          (0.34)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                         30%           72%             42%
________________________________________________________________________________________________________
========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $38,366,366.
(d) Annualized.
(e) Not annualized for periods less than one year.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                               CLASS B
                                                              ------------------------------------------
                                                                                       DECEMBER 31, 2001
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                   OCTOBER 31,           COMMENCED) TO
                                                              ---------------------       OCTOBER 31,
                                                               2004          2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.17       $  8.65         $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07          0.00(a)        (0.08)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.21          1.53           (1.27)
========================================================================================================
    Total from investment operations                             1.28          1.53           (1.35)
========================================================================================================
Less dividends from net investment income                       (0.07)        (0.01)             --
========================================================================================================
Net asset value, end of period                                $ 11.38       $ 10.17         $  8.65
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 12.63%        17.67%         (13.50)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,700       $21,582         $ 7,100
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)      2.16%           2.40%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)      2.77%           4.91%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)      0.00%          (0.99)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                         30%           72%             42%
________________________________________________________________________________________________________
========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $31,836,043.
(d) Annualized.
(e) Not annualized for periods less than one year.

                         -----------------------------
                         AIM DIVERSIFIED DIVIDEND FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                CLASS C
                                                              --------------------------------------------
                                                                                         DECEMBER 31, 2001
                                                                   YEAR ENDED            (DATE OPERATIONS
                                                                  OCTOBER 31,              COMMENCED) TO
                                                              --------------------          OCTOBER 31,
                                                               2004          2003              2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.16       $ 8.65            $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07         0.00(a)           (0.08)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.21         1.52              (1.27)
==========================================================================================================
    Total from investment operations                             1.28         1.52              (1.35)
==========================================================================================================
Less dividends from net investment income                       (0.07)       (0.01)                --
==========================================================================================================
Net asset value, end of period                                $ 11.37       $10.16            $  8.65
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 12.64%       17.55%            (13.50)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $15,316       $5,848            $ 1,116
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)     2.16%              2.40%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)     2.77%              4.91%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)     0.00%             (0.99)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         30%          72%                42%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $9,843,547.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

---------------------------------------
   AIM Diversified Dividend Fund
   SEC 1940 Act file number: 811-1424
----------------------------------------

AIMinvestments.com     DDI-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                    APPENDIX III


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FINDS COMPANIES WITH EARNINGS                                                         characteristics that, in our opinion,
SUSTAINABILITY AND VALUATION POTENTIAL                                                     could support consistent or increasing
                                                                                           dividends in the future.
For the fiscal year ended October 31,        generally strong levels of consumer
2004, AIM Diversified Dividend Fund's        confidence and manufacturing activity            The fund's investment discipline
Class A shares returned 13.36% at net        served to validate these concerns. Given      consistently drove positive returns
asset value (NAV).                           our stock-by-stock, fundamental approach      across all sectors during the reporting
                                             to investing, the broad performance in        period. The energy, consumer
Performance shown at NAV does not            our holdings is consistent with a market      discretionary, consumer staples,
include front-end sales charges, which       environment that was significantly more       industrials, information technology,
would have reduced the performance. The      discriminating than the blanket rally         health care and materials sectors
table on page 3 shows the results for        that characterized the prior fiscal           experienced positive absolute
the fund's other share classes and           year.                                         performance and outperformed relative to
comparison indexes.                                                                        the Russell 1000 Index. The financials
                                                Gross domestic product (GDP) expanded      and telecommunication services sectors
   The fund's outperformance can be          during the period, and economic news was      earned positive absolute performance,
attributed to its holdings having            generally positive. These developments        while relative performance was less
outperformed the stocks in seven of the      prompted the U.S. Federal Reserve to          substantial, as these sectors were
10 sectors in both the S&P 500 Index and     raise its federal funds target rate from      underweight relative to the benchmark.
the Russell 1000 Index, which returned       a decades-low 1.00%, where it stood at
9.41% and 9.33%, respectively. The broad     the beginning of the fiscal year, to             Two stocks among the top contributors
performance of the fund's holdings also      1.75% by the fiscal year's close. The         to performance for the period were
resulted in the fund outperforming the       continued geopolitical uncertainties as       Pentair and Masco. Pentair manufactures
Lipper Large-Cap Core Fund Index, which      well as soaring oil prices tempered           commercial and industrial water
returned 6.92%.                              market participants' confidence in the        equipment related to pools and spas,
                                             improving economy.                            pumps, filtration, and purification
MARKET CONDITIONS                                                                          systems. It also produces protective
                                             YOUR FUND                                     enclosures for electronic components. In
The market environment during the fiscal                                                   July 2004, the company announced the
year was mixed yet positive overall. The     AIM Diversified Dividend Fund                 sale of its tool division. The company's
first half of the period was                 outperformed all of its comparison            increased earnings and management's
characterized by an extension of the         indexes during the reporting period by        strategic plans to concentrate on the
market rally that predominated during        continuing to adhere to its investment        water business were met with a positive
much of 2003, where investors embraced       discipline. We believe that attractively      response from investors.
evidence of stronger economic growth. As     valued, financially strong companies
the year progressed, this buoyancy gave      that pay dividends are likely to                 Masco is a manufacturer and
way to some trepidation, as investors        outperform over the long term with less       distributor of home improvement and
began to be concerned about the effect       volatility. In line with this                 building products. During the year, the
rising commodity and energy prices might     philosophy, we have constructed a             company shifted from an acquisitive
have on a maturing economic recovery. A      portfolio of stocks with                      growth phase to focus on organic growth
moderation of what had been                                                                and on raising its return on invested
                                                                                           capital. Financial strength and

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. Masco Corp.                   2.3%         1. Pharmaceuticals                 10.2%
              [PIE CHART]
Health Care                       12.4%       2. Wyeth                         2.0          2. Integrated Oil & Gas             4.4

Industrials                       14.4%       3. Johnson & Johnson             1.9          3. Packaged Foods & Meats           3.9

Information Technology             8.0%       4. Abbott Laboratories           1.9          4. Industrial Machinery             3.5

Materials                          3.8%       5. Colgate-Palmolive Co.         1.8          5. Property & Casualty Insurance    3.4

Telecommunication Services         0.8%       6. Emerson Electric Co.          1.8          6. Electric Utilities               3.2

Utilities                          6.1%       7. Exelon Corp.                  1.8          7. Diversified Banks                3.1

Money Market Funds, U.S.                      8. Morgan Stanley                1.7          8. Multi-Utilities & Unregulated
Treasuries Plus Other                                                                          Power                            2.9
Assets Less Liabilities            9.3%       9. Microsoft Corp.               1.7
                                                                                            9. Electrical Components &
Consumer Discretionary            11.2%      10. Bank of America Corp.         1.7             Equipment                        2.8

Consumer Staples                  10.9%                                                    10. Diversified Chemicals            2.5

Energy                             5.5%

Financials                        17.6%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

earnings per share increased, resulting      consumer discretionary and industrials,                        MEGGAN M. WALSH
in improved stock performance.               as some stocks in those sectors had                            Ms. Walsh, Chartered
                                             reached our valuation target. We                  [PHOTO OF    Financial Analyst, is
   Stocks that detracted from fund           generally spread proceeds across the              MEGGAN M.    the portfolio manager
performance include Colgate-Palmolive        fund to companies with more compelling            WALSH]       of AIM Diversified
and Marsh & McLennan. Colgate-Palmolive      potential, particularly in the health                          Dividend Fund. She has
lowered its earnings guidance, citing        care and consumer staples sectors.            been in the investment industry since
increased raw materials costs as well as                                                   1987, and she joined AIM in 1991. Ms.
an increase in marketing expenses to         IN CLOSING                                    Walsh received a B.S. in finance from
defend market share positions. Investors                                                   the University of Maryland and an M.B.A.
were troubled by these short-term            At the close of the fiscal year, the          from Loyola College.
concerns.                                    fund was positioned in line with its
                                             mandate. It had exposure to all broad         Assisted by the Diversified Dividend
   Marsh & McLennan is a global              market sectors, and we emphasized             Team.
insurance broker and provider of risk        companies that pay dividends supported
management and asset management              by relatively predictable cash flow and
services. In October 2004, the company       improving capital allocation practices.
came under regulatory scrutiny for its       We are pleased that our strategy
sales practices as part of a broader         produced positive results during the
industry investigation. The market           period, and we appreciate your continued
reacted negatively to this announcement.     investment in AIM Diversified Dividend
As with any regulatory investigation, we     Fund.
continued to be aware of the presence of
risks and to diligently evaluate the         The views and opinions expressed in
data points affecting the company's          Management's Discussion of Fund
business model and their impact on the       Performance are those of A I M Advisors,
key fundamentals of fair value.              Inc. These views and opinions are
                                             subject to change at any time based on
   Any changes to the portfolio during       factors such as market and economic
the year were stock specific and based       conditions. These views and opinions may
on valuation opportunities rather than       not be relied upon as investment advice
an attempt to establish relative sector      or recommendations, or as an offer for a
weights versus a benchmark. Over the         particular security. The information is
course of the fiscal year, our process       not a complete analysis of every aspect
continued to lead us to modestly             of any market, country, industry,
increase the defensive nature of the         security or the fund. Statements of fact
portfolio, because there were fewer          are from sources considered reliable,
valuation opportunities in companies         but A I M Advisors, Inc. makes no
highly sensitive to economic activity        representation or warranty as to their
following the broad-based rally in those     completeness or accuracy. Although
areas during the prior year.                 historical performance is no guarantee
Specifically, we modestly decreased the      of future results, these insights may
fund's holdings in such sectors as           help you understand our investment
energy,                                      management philosophy.

========================================           See important fund and index
                                                 disclosures inside front cover.
FUND VS. INDEXES
                                             ========================================
TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF       TOTAL NET ASSETS $124.5 MILLION
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.                              TOTAL NUMBER OF HOLDINGS* 91

CLASS A SHARES                    13.36%     ========================================

CLASS B SHARES                    12.63

CLASS C SHARES                    12.64

S&P 500 INDEX (BROAD MARKET
INDEX)                             9.41

RUSSELL 1000 INDEX
(STYLE-SPECIFIC INDEX)             9.33

LIPPER LARGE-CAP CORE FUND
INDEX (PEER GROUP INDEX)           6.92

SOURCE: LIPPER, INC.
========================================                                                            [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.


LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee             RESULTS OF A $10,000 INVESTMENT
comparable future results.                    12/31/01-10/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                  Date          AIM          AIM           AIM
management fees. Results for Class B                        Diversified   Diversified   Diversified                       Lipper
shares are calculated as if a                                 Dividend    Dividend      Dividend                          Large
hypothetical shareholder had liquidated                        Fund         Fund          Fund       Russell   S&P       Cap Core
his entire investment in the fund at the                      Class A      Class B       Class C      1000     500        Fund
close of the reporting period and paid                        Shares       Shares        Shares       Index   Index       Index
the applicable contingent deferred sales     12/31/2001       $9450       $10000        $10000       $10000   $10000     $10000
charges. Index results include                     1/02        9545        10100         10100         9873     9854       9842
reinvested dividends, but they do not              2/02        9479        10020         10020         9676     9664       9677
reflect sales charges. Performance of an           3/02        9857        10420         10410        10074    10028      10007
index of funds reflects fund expenses              4/02        9583        10120         10120         9497     9420       9483
and management fees; performance of a              5/02        9573        10110         10109         9413     9351       9414
market index does not. Performance shown           6/02        9082         9580          9580         8718     8685       8764
in the chart does not reflect deduction            7/02        8355         8820          8809         8073     8008       8113
of taxes a shareholder would pay on fund           8/02        8440         8890          8890         8115     8061       8180
distributions or sale of fund shares.              9/02        7798         8220          8210         7244     7185       7385
Performance of the indexes does not               10/02        8223         8650          8650         7846     7817       7959
reflect the effects of taxes.                     11/02        8601         9049          9040         8305     8277       8314
                                                  12/02        8232         8659          8650         7835     7791       7877
AVERAGE ANNUAL TOTAL RETURNS                       1/03        7920         8319          8321         7645     7587       7670
As of 10/31/04, including applicable sales         2/03        7769         8159          8151         7527     7473       7568
charges                                            3/03        7854         8239          8240         7604     7545       7632
                                                   4/03        8393         8809          8801         8218     8167       8194
CLASS A SHARES                                     5/03        8903         9340          9331         8687     8597       8591
Inception (12/31/01)                3.54%          6/03        8968         9403          9395         8801     8706       8676
 1 Year                             7.10           7/03        9082         9513          9505         8977     8860       8813
                                                   8/03        9272         9703          9695         9159     9032       8983
CLASS B SHARES                                     9/03        9233         9658          9649         9065     8937       8867
Inception (12/31/01)                3.96%         10/03        9736        10178         10169         9597     9442       9301
 1 Year                             7.63          11/03        9878        10319         10309         9712     9525       9379
                                                  12/03       10447        10910         10901        10177    10024       9830
CLASS C SHARES                                     1/04       10552        11010         11001        10370    10208       9969
Inception (12/31/01)                4.91%          2/04       10781        11242         11232        10514    10350      10087
 1 Year                            11.64           3/04       10691        11148         11139        10370    10194       9929
                                                   4/04       10768        11219         11209        10183    10034       9775
In addition to fund returns as of the              5/04       10806        11249         11239        10330    10171       9874
close of the reporting period, industry            6/04       11012        11467         11457        10516    10369      10051
regulations require us to provide                  7/04       10763        11195         11186        10147    10026       9695
returns for periods ended 9/30/04, the             8/04       10926        11367         11347        10197    10066       9701
most recent calendar quarter-end.                  9/04       11018        11445         11435        10325    10175       9812
                                                  10/04      $11036       $11164        $11454       $10492   $10331     $ 9945
AVERAGE ANNUAL TOTAL RETURNS                                                                                Source: Lipper, Inc.
As of 9/30/04, most recent calendar
quarter-end, including applicable sales      sales charge unless otherwise stated.
charges                                      Investment return and principal value
                                             will fluctuate so that you may have a
CLASS A SHARES                               gain or loss when you sell shares.
Inception (12/31/01)                3.59%
 1 Year                            12.72        Class A share performance reflects
                                             the maximum 5.50% sales charge, and
CLASS B SHARES                               Class B and Class C share performance
Inception (12/31/01)                4.02%    reflects the applicable contingent
 1 Year                            13.49     deferred sales charge (CDSC) for the
                                             period involved. The CDSC on Class B
CLASS C SHARES                               shares declines from 5% beginning at the
Inception (12/31/01)                5.00%    time of purchase to 0% at the beginning
 1 Year                            17.51     of the seventh year. The CDSC on Class C
                                             shares is 1% for the first year after
The performance data quoted represent        purchase.
past performance and cannot guarantee
comparable future results; current              The performance of the fund's share
performance may be lower or higher.          classes will differ due to different
Please visit AIMinvestments.com for the      sales charge structures and class
most recent month-end performance.           expenses.
Performance figures reflect reinvested
distributions, changes in net asset             Had the advisor not waived fees
value and the effect of the maximum          and/or reimbursed expenses, performance
                                             would have been lower.
====================================================================================================================================

[AIM INVESTMENTS LOGO APPEARS HERE]   P.O. BOX 9132
--Registered Trademark--              HINGHAM, MA 02043-9132


      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


                       FOUR EASY WAYS TO VOTE YOUR PROXY

 INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

     MAIL: Vote, sign, date and return your proxy by mail.

IN PERSON: Vote at the Special Meeting of Shareholders.



AIM CORE STOCK FUND (THE "FUND")                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM COMBINATION STOCK & BOND FUNDS                        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                                  HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any
one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 28, 2005, at 11:00 a.m., Central Time,
and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF
THE PROPOSAL.

                                                                              NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                    PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                    PROXY MUST BE SIGNED AND DATED BELOW.

                                                                              Dated                         2005
                                                                                    -----------------------




                                                                              ------------------------------------------------------
                                                                              Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                              THIS PROXY CARD. All joint owners should sign.
                                                                              When signing as executor, administrator, attorney,
                                                                              trustee or guardian or as custodian for a minor,
                                                                              please give full title as such. If a corporation,
                                                                              limited liability company, or partnership, please sign
                                                                              in full entity name and indicate the signer's position
                                                                              with the entity.

                                                                                                                       Aim Core - DH


                                                       PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   (X)
                                                       PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                              FOR     AGAINST    ABSTAIN

1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under                  ( )       ( )        ( )
     which all of the assets of AIM Core Stock Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds, will be transferred to AIM
     Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM
     Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.


                      PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                                                                       Aim Core - DH

                           AIM AGGRESSIVE GROWTH FUND,
                              AIM WEINGARTEN FUND,
                        AIM CAPITAL DEVELOPMENT FUND AND
                          AIM DIVERSIFIED DIVIDEND FUND
                      EACH A PORTFOLIO OF AIM EQUITY FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                            AIM EMERGING GROWTH FUND,
                        A PORTFOLIO OF AIM EQUITY FUNDS,
                                 AIM LIBRA FUND,
                      A PORTFOLIO OF AIM INVESTMENT FUNDS,
                        AIM DENT DEMOGRAPHIC TRENDS FUND,
                        A PORTFOLIO OF AIM EQUITY FUNDS,
                             AIM MID CAP STOCK FUND,
                       A PORTFOLIO OF AIM STOCK FUNDS AND
                              AIM CORE STOCK FUND,
                A PORTFOLIO OF AIM COMBINATION STOCK & BOND FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246


                       STATEMENT OF ADDITIONAL INFORMATION


(June 28, 2005 Special Meetings of Shareholders of AIM Emerging Growth Fund, AIM
  Libra Fund, AIM Dent Demographic Trends Fund, AIM Mid Cap Stock Fund and AIM
                                Core Stock Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated May 23, 2005 of each of AIM Aggressive Growth Fund, AIM Weingarten Fund, AIM Capital Development Fund and AIM Diversified Dividend Fund for use in connection with the Special Meetings of Shareholders of AIM Emerging Growth Fund, AIM Libra Fund, AIM Dent Demographic Trends Fund, AIM Mid Cap Stock Fund and AIM Core Stock Fund to be held on June 28, 2005. Copies of each Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in each Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for AIM Equity Funds dated April 29, 2005, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is May 23, 2005.

                                Table of Contents

THE TRUST.........................................................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................S-3

TRUSTEES AND OFFICERS OF THE TRUST................................................................................S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.....................................S-3

PORTFOLIO TRANSACTIONS............................................................................................S-3

DESCRIPTION OF SHARES.............................................................................................S-4

DETERMINATION OF NET ASSET VALUE..................................................................................S-4

TAXES.............................................................................................................S-4

PERFORMANCE DATA..................................................................................................S-4

FINANCIAL INFORMATION.............................................................................................S-4

Appendix I              -       Statement of Additional Information of the Trust
Appendix II             -       Audited Financial Statements of AIM Emerging Growth Fund (10/31/04)
Appendix III            -       Audited Financial Statements of AIM Libra Fund (10/31/04)
Appendix IV             -       Audited Financial Statements of AIM Dent Demographic Trends Fund (10/31/04)
Appendix V              -       Audited Financial Statements of AIM Mid Cap Stock Fund (7/31/04)
Appendix VI             -       Unaudited Financial Statements of AIM Mid Cap Stock Fund (1/31/05)
Appendix VII            -       Audited Financial Statements of AIM Core Stock Fund (8/31/04)
Appendix VIII           -       Pro Forma Financial Statements of AIM Aggressive Growth Fund
Appendix IX             -       Pro Forma Financial Statements of AIM Weingarten Fund
Appendix X              -       Pro Forma Financial Statements of AIM Diversified Dividend Fund

THE TRUST

This Statement of Additional Information relates to AIM Equity Funds (the "Trust") and its investment portfolios, AIM Aggressive Growth Fund, AIM Weingarten Fund, AIM Capital Development Fund and AIM Diversified Dividend Fund (collectively, the "Funds"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Funds adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Funds, the principal holders of shares of the Funds and the ownership by officers and trustees of the Funds, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of AIM Aggressive Growth Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Weingarten Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Capital Development Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Diversified Dividend Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Emerging Growth Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix II.

The audited financial statements of AIM Libra Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix III.

The audited financial statements of AIM Dent Demographic Trends Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix IV.

The audited financial statements of AIM Mid Cap Stock Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix V.

The unaudited financial statements of AIM Mid Cap Stock Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix VI.

The audited financial statements of AIM Core Stock Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix VII.

The pro forma financial statements of AIM Aggressive Growth Fund are set forth as Appendix VIII.

The pro forma financial statements of AIM Weingarten Fund are set forth as Appendix IX.

The pro forma financial statements of AIM Diversified Dividend Fund are set forth as Appendix X.

                                                                      APPENDIX I

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM EQUITY FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM EQUITY FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 959-4246


THIS STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

                  FUND                                     DATED
                  ----                                     -----
        AIM AGGRESSIVE GROWTH FUND                   FEBRUARY 28, 2005
            AIM BLUE CHIP FUND                       FEBRUARY 28, 2005
       AIM CAPITAL DEVELOPMENT FUND                  FEBRUARY 28, 2005
             AIM CHARTER FUND                        FEBRUARY 28, 2005
          AIM CONSTELLATION FUND                     FEBRUARY 28, 2005
     AIM DENT DEMOGRAPHIC TRENDS FUND                FEBRUARY 28, 2005
      AIM DIVERSIFIED DIVIDEND FUND                   APRIL 29, 2005
         AIM EMERGING GROWTH FUND                    FEBRUARY 28, 2005
      AIM LARGE CAP BASIC VALUE FUND                 FEBRUARY 28, 2005
        AIM LARGE CAP GROWTH FUND                    FEBRUARY 28, 2005
         AIM MID CAP GROWTH FUND                     FEBRUARY 28, 2005
       AIM SELECT BASIC VALUE FUND                   FEBRUARY 28, 2005
           AIM WEINGARTEN FUND                       FEBRUARY 28, 2005

                                AIM EQUITY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



                                                                                                                PAGE


GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1
         Policies and Procedures for Disclosure of Fund Holdings..................................................4

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................6
         Classification...........................................................................................6
         Investment Strategies and Risks..........................................................................6
                  Equity Investments.............................................................................10
                  Foreign Investments............................................................................10
                  Debt Investments...............................................................................12
                  Other Investments..............................................................................13
                  Investment Techniques..........................................................................14
                  Derivatives....................................................................................18
                  Additional Securities or Investment Techniques.................................................24
         Fund Policies...........................................................................................25
         Temporary Defensive Positions...........................................................................28
         Portfolio Turnover......................................................................................28

MANAGEMENT OF THE TRUST..........................................................................................28
         Board of Trustees.......................................................................................28
         Management Information..................................................................................28
                  Trustee Ownership of Fund Shares...............................................................30
                  Factors Considered in Approving the Investment Advisory Agreement..............................30
                  Factors Considered in Approving the Sub-Advisory Agreements....................................33
         Compensation............................................................................................35
                  Retirement Plan For Trustees...................................................................35
                  Deferred Compensation Agreements...............................................................35
                  Purchase of Class A Shares of the Funds at Net Asset Value.....................................36
         Codes of Ethics.........................................................................................36
         Proxy Voting Policies...................................................................................36

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................36

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................36
         Investment Advisor......................................................................................36
                  Investment Sub-Advisor.........................................................................40
                  Portfolio Managers.............................................................................40
                  Securities Lending Arrangements................................................................41
         Service Agreements......................................................................................41
                  Administrative Services Agreement..............................................................41
         Other Service Providers.................................................................................41

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................42
         Brokerage Transactions..................................................................................42
         Commissions.............................................................................................43
         Brokerage Selection.....................................................................................43
         Directed Brokerage (Research Services)..................................................................44
         Regular Brokers or Dealers..............................................................................44
         Allocation of Portfolio Transactions....................................................................44
         Allocation of Initial Public Offering ("IPO") Transactions..............................................45

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................45
         Purchase and Redemption of Shares.......................................................................45
         Offering Price..........................................................................................64
         Redemptions In Kind.....................................................................................65
         Backup Withholding......................................................................................65

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................66
         Dividends and Distributions.............................................................................66
         Tax Matters.............................................................................................67

DISTRIBUTION OF SECURITIES.......................................................................................74
         Distribution Plans......................................................................................74
         Distributor.............................................................................................77

CALCULATION OF PERFORMANCE DATA..................................................................................78

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING..........................................85

REGULATORY INQUIRIES AND PENDING LITIGATION......................................................................85


APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

PROXY POLICIES AND PROCEDURES...................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1

MANAGEMENT FEES.................................................................................................F-1

PORTFOLIO MANAGERS .............................................................................................G-1

ADMINISTRATIVE SERVICES FEES....................................................................................H-1

BROKERAGE COMMISSIONS...........................................................................................I-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS................J-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................K-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................L-1

TOTAL SALES CHARGES.............................................................................................M-1

PERFORMANCE DATA................................................................................................N-1

PENDING LITIGATION..............................................................................................O-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Equity Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of thirteen separate portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Diversified Dividend Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM Select Basic Value Fund (which is not currently offered to the public), and AIM Weingarten Fund (each a "Fund" and collectively, the "Funds"). Under an Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on May 19, 1988 as a Maryland corporation. The Trust reorganized as a Delaware business trust on June 21, 2000. The following Funds were included in the reorganization: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund. All historical and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM Core Strategies Fund, AIM Diversified Dividend Fund, AIM Select Basic Value Fund and AIM U.S. Growth Fund commenced operations as series of the Trust. Prior to May 2, 2003, AIM Diversified Dividend Fund was known as AIM Large Cap Core Equity Fund. Prior to September 15, 2004, AIM Select Basic Value Fund was known as AIM Basic Value II Fund. As of March 15, 2005, AIM Core Strategies Fund and AIM U.S. Growth Fund were liquidated.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

         Each Fund offers separate classes of shares as follows:

                                                                                           INSTITUTIONAL    INVESTOR
                  FUND                      CLASS A     CLASS B     CLASS C     CLASS R         CLASS         CLASS
                  ----                      -------     -------     -------     -------    -------------    --------
AIM Aggressive Growth Fund                     X           X           X           X             X

AIM Blue Chip Fund                             X           X           X           X             X             X

AIM Capital Development Fund                   X           X           X           X             X             X

AIM Charter Fund                               X           X           X           X             X

AIM Constellation Fund                         X           X           X           X             X

AIM Dent Demographic Trends Fund               X           X           X

AIM Diversified Dividend Fund                  X           X           X                                       X

AIM Emerging Growth Fund                       X           X           X

AIM Large Cap Basic Value Fund                 X           X           X           X             X             X

AIM Large Cap Growth Fund                      X           X           X           X             X             X

AIM Mid Cap Growth Fund                        X           X           X           X             X

AIM Select Basic Value Fund                    X           X           X

AIM Weingarten Fund                            X           X           X           X             X


         This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, are discussed in a separate Statement of Additional Information and are available to the following:

         o banks and trust companies acting in a fiduciary or similar capacity;

         o        bank and trust company common and collective trust funds;

         o        banks and trust companies investing for their own account;

         o        entities acting for the account of a public entity (e.g.
                  Taft-Hartley funds, states, cities or government agencies);

         o        retirement plans; and

         o platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement.

         Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

         The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

         PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com:

            o calendar quarter-end portfolio holdings are posted by the 30th day after each calendar quarter-end;

            o fiscal quarter-end portfolio holdings are posted by the 70th day after each fiscal quarter-end; and

            o the largest ten holdings are posted by the 15th day after each month-end.

         These holdings are listed along with the percentage of the Fund's net assets they represent. The calendar and fiscal quarter-end portfolio holdings will remain on the website for one year. The top-ten list is replaced each month. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.aiminvestments.com. The Funds also disclose select holdings as part of their quarterly Fund Performance Updates and quarterly Performance and Commentaries on www.aiminvestments.com by the 29th day after each calendar quarter. These quarterly Fund Performance Updates and quarterly Performance and Commentaries are replaced each quarter. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

         SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates will disclose non-public full portfolio holdings on a selective basis only if the Executive Committee (the "Executive Committee") of AIM Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

         AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:

            o     Attorneys and accountants;

            o     Securities lending agents;

            o     Lenders to the Funds;

            o     Rating and rankings agencies;

            o     Persons assisting in the voting of proxies;

            o     Fund custodians;

            o     Fund transfer agent(s) (in the event of a redemption in kind);

            o Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

            o     Financial printers;

            o Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and

            o Analysts hired to perform research and analysis to the Fund's portfolio management team.

         In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

         AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

         DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

         From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

         DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

         DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

         AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds other than AIM Emerging Growth Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                                     AIM EQUITY FUNDS
                                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------------
     FUND
                                                                                      AIM
                     AIM       AIM         AIM                                        DENT                AIM
   SECURITY/     AGGRESSIVE    BLUE      CAPITAL       AIM         AIM             DEMOGRAPHIC        DIVERSIFIED
  INVESTMENT       GROWTH      CHIP    DEVELOPMENT   CHARTER  CONSTELLATION          TRENDS             DIVIDEND
   TECHNIQUE        FUND       FUND       FUND        FUND         FUND               FUND                FUND
---------------- ----------   -------  -----------   -------  -------------        -----------        --------------
                                                     EQUITY INVESTMENTS


Common Stock          X         X           X           X           X                   X                  X

Preferred Stock       X         X           X           X           X                   X                  X

Convertible           X         X           X           X           X                   X                  X
Securities

Alternative
Entity                X         X           X           X           X                   X                  X
Securities

                                                     FOREIGN INVESTMENTS

Foreign               X         X           X           X            X                  X                  X
Securities

Foreign
Government            X         X           X           X            X                  X                  X
Obligations

Foreign
Exchange              X         X           X           X            X                  X                  X
Transactions

                                                DEBT INVESTMENTS FOR EQUITY FUNDS

U.S.
Government            X         X           X           X            X                  X                  X
Obligations

Liquid Assets         X         X           X           X            X                  X                  X

Investment
Grade
Corporate Debt        X         X           X           X            X                  X                  X
Obligations

Junk Bonds

                                                      OTHER INVESTMENTS

REITs                 X         X           X           X            X                  X                  X

Other
Investment            X         X           X           X            X                  X                  X
Companies

Defaulted
Securities

Municipal
Forward
Contracts

                                     AIM EQUITY FUNDS
                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------------
     FUND                        AIM
                                LARGE      AIM        AIM         AIM
                      AIM        CAP      LARGE       MID       SELECT
   SECURITY/       EMERGING     BASIC      CAP        CAP        BASIC          AIM
  INVESTMENT        GROWTH      VALUE    GROWTH     GROWTH       VALUE      WEINGARTEN
   TECHNIQUE         FUND       FUND      FUND       FUND        FUND          FUND
----------------   --------    -------   ------     ------      -------     ----------
                                      EQUITY INVESTMENTS

Common Stock           X          X         X          X           X             X

Preferred Stock        X          X         X          X           X             X

Convertible            X          X         X          X           X             X
Securities

Alternative
Entity                 X          X         X          X           X             X
Securities

                                       FOREIGN INVESTMENTS

Foreign                X          X         X          X           X              X
Securities

Foreign
Government             X          X         X          X           X              X
Obligations

Foreign
Exchange               X          X         X          X           X              X
Transactions

                                  DEBT INVESTMENTS FOR EQUITY FUNDS

U.S.
Government             X          X         X          X           X              X
Obligations

Liquid Assets          X          X         X          X           X              X

Investment
Grade
Corporate Debt         X          X         X          X           X              X
Obligations

Junk Bonds

                                        OTHER INVESTMENTS

REITs                  X          X         X          X           X              X

Other
Investment             X          X         X          X           X              X
Companies

Defaulted
Securities

Municipal
Forward
Contracts

                                                     AIM EQUITY FUNDS
                                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------------
     FUND
                                                                                      AIM
                     AIM       AIM         AIM                                        DENT                AIM
   SECURITY/     AGGRESSIVE    BLUE      CAPITAL       AIM         AIM             DEMOGRAPHIC        DIVERSIFIED
  INVESTMENT       GROWTH      CHIP    DEVELOPMENT   CHARTER  CONSTELLATION          TRENDS             DIVIDEND
   TECHNIQUE        FUND       FUND       FUND        FUND         FUND               FUND                FUND
---------------- ----------   -------  -----------   -------  -------------        -----------        --------------

Variable or
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon
and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

                                                         INVESTMENT TECHNIQUES

Delayed               X         X           X           X            X                  X                  X
Delivery
Transactions

When-Issued           X         X           X           X            X                  X                  X
Securities

Short Sales           X         X           X           X            X                  X                  X

Margin
Transactions

Swap Agreements       X         X           X           X            X                  X                  X

Interfund Loans       X         X           X           X            X                  X                  X

Borrowing             X         X           X           X            X                  X                  X

Lending               X         X           X           X            X                  X                  X
Portfolio
Securities

Repurchase            X         X           X           X            X                  X                  X
Agreements

Reverse
Repurchase                                              X                               X                  X
Agreements

Dollar Rolls

Illiquid              X         X           X           X            X                  X                  X
Securities

Rule 144A             X         X           X           X            X                  X                  X
Securities

Unseasoned                                  X           X                               X                  X
Issuers


                                     AIM EQUITY FUNDS
                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------------
     FUND                        AIM
                                LARGE      AIM        AIM         AIM
                      AIM        CAP      LARGE       MID       SELECT
   SECURITY/       EMERGING     BASIC      CAP        CAP        BASIC          AIM
  INVESTMENT        GROWTH      VALUE    GROWTH     GROWTH       VALUE      WEINGARTEN
   TECHNIQUE         FUND       FUND      FUND       FUND        FUND          FUND
----------------   --------    -------   ------     ------      -------     ----------
Variable or
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon
and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

                                         INVESTMENT TECHNIQUES

Delayed                X          X         X          X           X              X
Delivery
Transactions

When-Issued            X          X         X          X           X              X
Securities

Short Sales            X          X         X          X           X              X

Margin
Transactions

Swap Agreements        X          X         X          X           X              X

Interfund Loans        X          X         X          X           X              X

Borrowing              X          X         X          X           X              X

Lending                X          X         X          X           X              X
Portfolio
Securities

Repurchase             X          X         X          X           X              X
Agreements

Reverse
Repurchase             X          X                    X
Agreements

Dollar Rolls                                                       X

Illiquid               X          X         X          X           X              X
Securities

Rule 144A              X          X         X          X           X              X
Securities

Unseasoned             X          X                    X
Issuers

                                                     AIM EQUITY FUNDS
                                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------------
     FUND
                                                                                      AIM
                     AIM       AIM         AIM                                        DENT                AIM
   SECURITY/     AGGRESSIVE    BLUE      CAPITAL       AIM         AIM             DEMOGRAPHIC        DIVERSIFIED
  INVESTMENT       GROWTH      CHIP    DEVELOPMENT   CHARTER  CONSTELLATION          TRENDS             DIVIDEND
   TECHNIQUE        FUND       FUND       FUND        FUND         FUND               FUND                FUND
---------------- ----------   -------  -----------   -------  -------------        -----------        --------------


Sale of Money
Market
Securities

Standby
Commitments

                                                         DERIVATIVES

Equity-Linked         X         X           X           X            X                  X                  X
Derivatives

Put Options           X         X           X           X            X                  X                  X

Call Options          X         X           X           X            X                  X                  X

Straddles             X         X           X           X            X                  X                  X

Warrants              X         X           X           X            X                  X                  X

Futures
Contracts and         X         X           X           X            X                  X                  X
Options on
Futures
Contracts

Forward
Currency              X         X           X           X            X                  X                  X
Contracts

Cover                 X         X           X           X            X                  X                  X

                                           ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special                                                              X
Situations

Privatizations

Commercial
Bank
Obligations

Master Limited                                                                                             X
Partnerships

                                     AIM EQUITY FUNDS
                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------------
     FUND                        AIM
                                LARGE      AIM        AIM         AIM
                      AIM        CAP      LARGE       MID       SELECT
   SECURITY/       EMERGING     BASIC      CAP        CAP        BASIC          AIM
  INVESTMENT        GROWTH      VALUE    GROWTH     GROWTH       VALUE      WEINGARTEN
   TECHNIQUE         FUND       FUND      FUND       FUND        FUND          FUND
----------------   --------    -------   ------     ------      -------     ----------
Sale of Money
Market
Securities

Standby
Commitments

                                             DERIVATIVES

Equity-Linked          X          X         X          X           X              X
Derivatives

Put Options            X          X         X          X           X              X

Call Options           X          X         X          X           X              X

Straddles              X          X         X          X           X              X

Warrants               X          X         X          X           X              X

Futures
Contracts and          X          X         X          X           X              X
Options on
Futures
Contracts

Forward
Currency               X          X         X          X           X              X
Contracts

Cover                  X          X         X          X           X              X

                             ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special
Situations

Privatizations                                                     X

Commercial                                                         X
Bank
Obligations

Master Limited
Partnerships

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest up to 25% of its total assets in foreign securities, except that each of AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund may invest up to 20% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the

U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         Risks of Developing Countries. Each Fund may invest up to 5%, except that AIM Dent Demographic Trends Fund may invest up to 10%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. AIM Blue Chip Fund will not invest in non convertible corporate debt securities rated below investment grade by Standard and Poor's ratings Services ("S&P") and Moody's Investors Services ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's Investment advisor to be below investment grade quality.

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique except for AIM Constellation Fund.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         AIM Charter Fund may enter into repurchase agreements (at any time up to 50% of its total net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market the unrealized gains or losses.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts.
This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies.

While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. AIM Constellation Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than in ordinary investment securities.

         PRIVATIZATIONS. AIM Select Basic Value Fund may invest in privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intend to invest in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

         COMMERCIAL BANK OBLIGATIONS. For the purpose of AIM Select Basic Value Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

         MASTER LIMITED PARTNERSHIPS ("MLPS"). AIM Diversified Dividend Fund may invest in MLPs. MLPs are securities through which the operating results of businesses are passed on to unitholders of MLPs. Operating earnings flow directly to the unitholders in the form of cash distributions. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except AIM Emerging Growth Fund is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and certain Funds' sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Emerging Growth Fund is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. Other than AIM Constellation Fund, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. AIM Constellation Fund may not purchase additional securities when any borrowings from an AIM Advised Fund are outstanding. Each other Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

         (1) AIM Blue Chip Fund normally invests at least 80% of its assets in securities of blue chip companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (2) AIM Mid Cap Growth Fund normally invests at least 80% of its assets in securities of mid-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (3) AIM Large Cap Basic Value Fund normally invests at least 80% of its assets in securities of large-capitalization companies that offer potential for capital growth, and may offer potential for current income. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (4) AIM Large Cap Growth Fund normally invests at least 80% of its assets in securities of large-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (5) AIM Diversified Dividend Fund normally invests at least 80% of its assets in dividend-paying equity securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.


         (6) The amount AIM Constellation Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of AIM Constellation Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. AIM Constellation Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by AIM Constellation Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of AIM Constellation Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by

AIM Constellation Fund, the net asset value of AIM Constellation Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

         The variations in the portfolio turnover rates for AIM Charter Fund and AIM Weingarten Fund for the fiscal year 2003 as compared to the prior year were due to the repositioning of the Funds in 2002, resulting in decreased portfolio turnover and decreased commissions.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended October 31, 2004, the Audit Committee held eight meetings.

         The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended October 31, 2004, the Compliance Committee held one meeting.

         The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), and Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2004, the Governance Committee held seven meetings.

         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended October 31, 2004, the Investments Committee held seven meetings.

         The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

         The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation
Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended October 31, 2004, the Valuation Committee held one meeting.

         The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports: (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s): (iii) for (a) reviewing the methodology developed by AIM's independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended October 31, 2004, the Special Market Timing Litigation Committee held eight meetings.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

                  The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund, as applicable, by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of each Advisory Agreement. In addition to considering these factors at the in-person meeting held June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of each Fund.

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

o The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

o        Meetings with each Fund's portfolio managers and investment personnel.
         With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

o Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

o Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

o Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

o Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

o Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

         After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

Factors Considered in Approving the Sub-Advisory Agreements

         The sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital") for AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund (the "Capital Funds") was re-approved for the Capital Funds by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the sub-advisory Agreement. In addition to considering these factors at the in-person meeting held June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of the Capital Funds.

         The sub-advisory agreement between AIM and H.S. Dent Advisors, Inc. ("Dent Advisors" and together with AIM Capital, the "Sub-Advisors") for the AIM Dent Demographic Trends Fund (the "Dent Fund") was re-approved for the Dent Fund by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the sub-advisory agreement. In addition to considering these factors at the in-person meeting held June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of the Capital Funds.

         These sub-advisory agreements are referred to hereinafter as the "Sub-Advisory Agreements".

o The nature and extent of the advisory services to be provided by the Sub-Advisors. The Board reviewed the services to be provided by the Sub-Advisors under the Sub-Advisory Agreements. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisors under the Sub-Advisory Agreements was appropriate and that the Sub-Advisors currently are providing services in accordance with the terms of the Sub-Advisory Agreements.

o The quality of services to be provided by the Sub-Advisors. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisors who will provide investment advisory services to the Capital Funds and the Dent Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisors was appropriate, and that the Sub-Advisors currently are providing satisfactory services in accordance with the terms of the Sub-Advisory Agreements.

o The performance of the Capital Funds and the Dent Fund relative to comparable funds. The Board reviewed the performance of the Capital Funds and the Dent Fund against the performance of funds advised by other advisors with investment strategies comparable to those of the Capital Funds and the Dent Fund and concluded that no changes should be made to the Capital Funds or the Dent Fund and that it was not necessary to change the Capital Funds' or the Dent Fund's portfolio management teams at this time.

o The performance of the Capital Funds and the Dent Fund relative to indices. The Board reviewed the performance of the Capital Funds and the Dent Fund against the performance of applicable indices and concluded that no changes should be made to the Capital Funds or the Dent Fund and that it was not necessary to change the Capital Funds' or the Dent Fund's portfolio management teams at this time.

o Meetings with the Capital Funds' and the Dent Fund's portfolio managers and investment personnel. The Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreements.

o Overall performance of the Sub-Advisors. The Board considered the overall performance of the Sub-Advisors in providing investment advisory services to the Capital Funds and the Dent Fund and concluded that such performance was satisfactory.

o Advisory fees, expense limitations and fee waivers and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to the Capital Funds and the Dent Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisors. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on the Capital Funds or the Dent Fund or their shareholders, as they are paid by AIM rather than the Capital Funds and the Dent Fund. Furthermore, AIM and AIM Capital are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to the Capital Funds and the Dent Fund are fair and reasonable.

o Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

o Benefits of soft dollars to AIM Capital. The Board considered the benefits realized by the AIM Capital as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds sub-advised by AIM Capital are used to pay for research and execution services. This research is used by AIM Capital in making investment decisions for each sub-advised Fund. Because such research ultimately benefits each such Fund, the Board concluded that such arrangements were appropriate.

o Sub-Advisors' financial soundness. The Board considered whether the Sub-Advisors are financially sound and have the resources necessary to perform their obligations under the Sub-Advisory Agreements, and concluded that the Sub-Advisors have the financial resources necessary to fulfill their obligations under the Sub-Advisory Agreements.

         After consideration of all of the above factors, the Board found that with respect to the Capital Funds and the Dent Fund: (i) the services provided to such Funds and their shareholders were adequate; and (ii) such Funds' Sub-Advisory Agreements were fair and reasonable under the circumstances. The Board therefore concluded that such Funds' Sub-Advisory Agreements were in the best interests of such Funds and their shareholders and continued such Sub-Advisory Agreements for another year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Crockett, Dunn, Fields, Frischling and Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust, AIM Distributors, A I M Capital Management, Inc. (the "Sub-Advisor") and H.S. Dent Advisors, Inc. (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading including personal trading in most of the funds within the AIM Family of Funds--Registered Trademark-- ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund, and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however, those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

         Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2004 is available at our Website, http://www.aiminvestments.com. This information is also available at the SEC Website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor(s) to the Funds are not exclusive and AIM and the sub-advisor(s) are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year.

         Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committee Until Date set forth in the fourth column.


                                                                                                                  MAXIMUM ADVISORY
                                                                                                                      FEE RATES
                                              ANNUAL RATE/NET ASSETS             MAXIMUM ADVISORY FEE             COMMITTED UNTIL
              FUND NAME                       PER ADVISORY AGREEMENT          RATE AFTER JANUARY 1, 2005                DATE
------------------------------------    -------------------------------      -----------------------------        ------------------
AIM Aggressive Growth Fund              0.80% of first $150M                 0.745% of first $250M                June 30, 2006
                                        0.625% of amount over $150M(1)       0.73% of next $250M
                                                                             0.715% of next $500M
                                                                             0.70% of next $1.5B
                                                                             0.685% of next $2.5B
                                                                             0.67% of next $2.5B
                                                                             0.655% of next $2.5B
                                                                             0.64% of amount over $10B

                                                                                                                  MAXIMUM ADVISORY
                                                                                                                      FEE RATES
                                              ANNUAL RATE/NET ASSETS             MAXIMUM ADVISORY FEE             COMMITTED UNTIL
              FUND NAME                       PER ADVISORY AGREEMENT          RATE AFTER JANUARY 1, 2005                DATE
------------------------------------    -------------------------------      -----------------------------        ------------------
AIM Blue Chip Fund                      0.75% of first $350M                 0.695% of first $250M                December 31, 2009
                                        0.625% of amount over $350M(1)       0.67% of next $250M
                                                                             0.645% of next $500M
                                                                             0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

AIM Capital Development Fund            0.75% of first $350M                 0.745% of first $250M                   June 30, 2006
                                        0.625% of amount over $350M(1)       0.73% of next $250M
                                                                             0.715% of next $500M
                                                                             0.70% of next $1.5B
                                                                             0.685% of next $2.5B
                                                                             0.67% of next $2.5B
                                                                             0.655% of next $2.5B
                                                                             0.64% of amount over $10B

AIM Charter Fund                        1.00% of first $30M                  0.75% of first $150M                  December 31, 2009
                                        0.75% of next $120M                  0.615% of next $4.85B
                                        0.625% of amount over $150M(1)       0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

AIM Constellation Fund                  1.00% of first $30M                  0.75% of first $150M                  December 31, 2009
                                        0.75% of next $120M                  0.615% of next $4.85B
                                        0.625% of amount over $150M(1)       0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

AIM Dent Demographic Trends Fund        0.77% of first $2B                   0.695% of first $250M                 December 31, 2009
                                        0.72% of amount over $2B(1)          0.67% of next $250M
                                                                             0.645% of next $500M
                                                                             0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

AIM Diversified Dividend Fund           0.75% of first $1B                   0.695% of first $250M                   June 30, 2006
                                        0.70% of next $1B                    0.67% of next $250M
                                        0.625% of amount over $2B            0.645% of next $500M
                                                                             0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

                                                                                                                  MAXIMUM ADVISORY
                                                                                                                      FEE RATES
                                              ANNUAL RATE/NET ASSETS             MAXIMUM ADVISORY FEE             COMMITTED UNTIL
              FUND NAME                       PER ADVISORY AGREEMENT          RATE AFTER JANUARY 1, 2005                DATE
------------------------------------    -------------------------------      -----------------------------        ------------------
AIM Emerging Growth Fund                0.85% of first $1B                   0.745% of first $250M                 December 31, 2009
                                        0.80% of amount over $1B(1)          0.73% of next $250M
                                                                             0.715% of next $500M
                                                                             0.70% of next $1.5B
                                                                             0.685% of next $2.5B
                                                                             0.67% of next $2.5B
                                                                             0.655% of next $2.5B
                                                                             0.64% of amount over $10B

AIM Large Cap Basic Value Fund          0.60% of first $1B                        N/A                                N/A
                                        0.575% of next $1B
                                        0.55% of amount over $2B(1)

AIM Large Cap Growth Fund               0.75% of first $1B                   0.695% of first $250M              December 31, 2009
                                        0.70% of next $1B                    0.67% of next $250M
                                        0.625% of amount over $2B(1)         0.645% of next $500M
                                                                             0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

AIM Mid Cap Growth Fund                 0.80% of first $1B                   0.745% of first $250M              December 31, 2009
                                        0.75% of amount over $1B(1)          0.73% of next $250M
                                                                             0.715% of next $500M
                                                                             0.70% of next $1.5B
                                                                             0.685% of next $2.5B
                                                                             0.67% of next $2.5B
                                                                             0.655% of next $2.5B
                                                                             0.64% of amount over $10B

AIM Select Basic Value Fund             0.75% of first $1B                   0.695% of first $250M              June 30, 2006
                                        0.70% of next $1B                    0.67% of next $250M
                                        0.65% of amount over $2B             0.645% of next $500M
                                                                             0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

AIM Weingarten Fund                     1.00% of first $30M                  0.695% of first $250M              December 31, 2009
                                        0.75% of next $320M                  0.67% of next $250M
                                        0.625% of amount over $350M(1)       0.645% of next $500M
                                                                             0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of amount over $10B

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

         AIM has contractually agreed through October 31, 2005 to waive fees and/or reimburse expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board; and (v) expenses related to a merger or reorganization as approved by the Fund's Board; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement; and (vii) excluding Rule 12b-1 fees, if applicable) for AIM Diversified Dividend Fund's Class A, Class B, Class C and Investor Class shares to the extent necessary to limit the total operating expenses of Class A shares to 1.50% (e.g., if AIM waives 0.61% of Class A expenses, AIM will also waive 0.61% of Class B and Class C expenses). Such contractual fees waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

Investment Sub-Advisor

         AIM has entered into a Sub-Advisory Agreement with AIM Capital to provide investment sub-advisory services to AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. AIM Capital is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AIM Capital is a wholly owned subsidiary of AIM.

         For the services to be rendered by AIM Capital, under the Sub-Advisory Agreement, AIM will pay to AIM Capital a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 50% of AIM's compensation of the sub-advised assets per year, for each of the AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund.

         AIM has entered into a Master Sub-Advisory Agreement with H.S. Dent Advisors, Inc. ("Dent Advisors") to provide investment sub-advisory services to AIM Dent Demographic Trends Fund. Dent Advisors is registered as an investment advisor under the Advisers Act. The Fund is managed by investment managers who utilize Dent Advisors' research and analysis regarding economic and demographic trends.

         For the services to be rendered by Dent Advisors under its Master Sub-Advisory Agreement, the Advisor will pay to Dent Advisors a fee which will be computed daily and paid as of the last day of each month. On an annual basis, the sub-advisory fee is 6.49% of the net management fee for the Fund; however, no sub-advisory fee shall be due with respect to the Fund if the net assets of such Fund fall below $50 million.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

Portfolio Managers. Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

                o    The dollar range of the manager's investments in each Fund.

                o    A description of the manager's compensation structure.

                o Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

Administrative Services Agreement. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix H.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. AIM Investment Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AIS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities' depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent registered public accountants are responsible for auditing the financial statements of the Funds. The Board has selected Ernst & Young, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent registered public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM or the Sub-Advisor(s) makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix I.

COMMISSIONS

         During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2004 are found in Appendix J.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2004 is found in Appendix J.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings, The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund
AIM Aggressive Growth Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Core Stock Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Emerging Growth Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Health Sciences Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM Mid Cap Stock Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund

AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Small Company Growth Fund
AIM Technology Fund
AIM Total Return Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund
AIM Weingarten Fund

                                                                                                  Dealer
                                                                 Investor's Sales Charge        Concession
                                                               --------------------------      -------------
                                                                   As a          As a             As a
                                                                Percentage    Percentage        Percentage
                                                               of the Public  of the Net       of the Public
                  Amount of Investment in                        Offering       Amount           Offering
                     Single Transaction                            Price       Invested           Price
                  ----------------------                       -------------  -----------      -------------
                          Less than $   25,000                   5.50%          5.82%            4.75%
             $ 25,000 but less than $   50,000                   5.25           5.54             4.50
             $ 50,000 but less than $  100,000                   4.75           4.99             4.00
             $100,000 but less than $  250,000                   3.75           3.90             3.00
             $250,000 but less than $  500,000                   3.00           3.09             2.50
             $500,000 but less than $1,000,000                   2.00           2.04             1.60

CATEGORY II FUNDS


AIM Balanced Fund
AIM Basic Balanced Fund
AIM Developing Markets Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM Total Return Bond Fund


                                                                                                  Dealer
                                                             Investor's Sales Charge            Concession
                                                            ---------------------------        -------------
                                                                As a           As a                As a
                                                             Percentage     Percentage          Percentage
                                                            of the Public   of the Net         of the Public
                  Amount of Investment in                     Offering        Amount             Offering
                    Single Transaction                          Price        Invested             Price
                 -------------------------                  -------------  ------------        -------------
                           Less than $   50,000                   4.75%        4.99%              4.00%
              $ 50,000 but less than $  100,000                   4.00         4.17               3.25
              $100,000 but less than $  250,000                   3.75         3.90               3.00
              $250,000 but less than $  500,000                   2.50         2.56               2.00
              $500,000 but less than $1,000,000                   2.00         2.04               1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                                                Dealer
                                                             Investor's Sales Charge          Concession
                                                             -----------------------         -------------
                                                                As a           As a               As a
                                                             Percentage     Percentage         Percentage
                                                            of the Public   of the Net       of the Public
                  Amount of Investment in                     Offering        Amount           Offering
                    Single Transaction                          Price        Invested            Price
             ---------------------------------              -------------   ----------       -------------
                          Less than $  100,000                  1.00%         1.01%              0.75%
             $100,000 but less than $  250,000                  0.75          0.76               0.50
             $250,000 but less than $1,000,000                  0.50          0.50               0.40


AIM SHORT TERM BOND FUND


                                                                                                Dealer
                                                              Investor's Sales Charge         Concession
                                                            --------------------------       -------------
                                                               As a            As a             As a
                                                              Percentage    Percentage        Percentage
                                                            of the Public   of the Net       of the Public
                  Amount of Investment in                     Offering        Amount          Offering
                      Single Transaction                        Price        Invested           Price
             ---------------------------------              -------------   ----------       -------------
                          Less than $  100,000                 2.50%            2.56%            2.00%
             $100,000 but less than $  250,000                 2.00             2.04             1.50
             $250,000 but less than $  500,000                 1.50             1.52             1.25
             $500,000 but less than $1,000,000                 1.25             1.27             1.0


         Beginning on October 31, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A Shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A Shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A Shares of AIM Short Term Bond Fund, however, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                     1% of the first $2 million

                     plus 0.80% of the next $1 million

                     plus 0.50% of the next $17 million

                     plus 0.25% of amounts in excess of $20 million


         If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor made a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                     0.50% of the first $20 million

                     plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

         o "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

         o "Spouse" is the person to whom one is legally married under state law;

         o "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

         o "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

         o "Parent" is a person's biological or adoptive mother or father;

         o "Step-child" is the child of one's Spouse by a previous marriage or relationship;

         o        "Step-parent" is the Spouse of a Child's Parent; and

         o "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

         o an Individual (including his or her spouse or domestic partner, and children);

         o a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         o        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         o a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the Account Application and by signing the Account Application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o   AIM Management and its affiliates, or their clients;

     o Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

     o Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     o Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

     o   Purchases through approved fee-based programs;

     o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above provided that:

              a.  a plan's initial investment is at least $1 million;

              b. there are at least 100 employees eligible to participate in the plan; or

              c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

              d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

              e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     o   Shareholders of Investor Class shares of an AIM Fund;

     o   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code;

     o   Insurance company separate accounts;

     o Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

              a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

              b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

              c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     o Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

     o Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     o   the reinvestment of dividends and distributions from a Fund;

     o   exchanges of shares of certain Funds; or

     o   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments.

         In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM.

         REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, placing AIM Funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may be generate certain other payments described below.)

         The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

         ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

         OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in an/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliate guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

         ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

         In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this Statement of Additional Information. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

         Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

         For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

                         PERCENT OF CUMULATIVE PURCHASE

                 0.70% of the first $5 million

                 plus 0.45% of amounts in excess of $5 million

         If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                 0.75% of the first $5 million

                 plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

         Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the

AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, IIorIII Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

         o Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age
                  70 1/2;

         o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

         o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

         o        Investment account(s) of AIM and its affiliates.

         CDSCs will not apply to the following redemptions of Class C shares:

         o A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         o A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         o Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class K shares:

         o Class K shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

         CDSCs will not apply to the following redemptions of Class R shares:

         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

         AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on October 31, 2004, AIM Aggressive Growth Fund - Class A shares had a net asset value per share of $9.62. The offering price, assuming an initial sales charge of 5.50%, therefore was $10.18.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

         Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.



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

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;



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

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund, except for AIM Diversified Dividend Fund, to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gain, except for AIM Diversified Dividend Fund as noted below. In the case of AIM Diversified Dividend Fund, it is the policy to declare and pay quarterly net investment income dividends and declare and pay annually any capital gain distributions. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.



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

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than those for Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it has been incurred in the succeeding year.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gain from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded



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

partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or of securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004).

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such gain or loss as capital.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless a Fund elects to treat them as capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will only qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. As described below, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of the Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of the Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the foreign tax election (as defined below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholder decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 21, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans").

         Each Fund, pursuant to its Class A, Class B, Class C and Class R Plans, as applicable, and each of AIM Blue Chip Fund, AIM Capital Development Fund, AIM Diversified Dividend Fund and AIM Large Cap Basic Value Fund, pursuant to its Investor Class Plan, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.


                                                                                                        INVESTOR
FUND                                         CLASS A       CLASS B        CLASS C        CLASS R          CLASS
----                                         -------       -------        -------        -------        --------
AIM Aggressive Growth Fund                     0.25%        1.00%          1.00%           0.50%           N/A
AIM Blue Chip Fund                             0.35%        1.00%          1.00%           0.50%          0.25%
AIM Capital Development Fund                   0.35%        1.00%          1.00%           0.50%          0.25%
AIM Charter Fund                               0.30%        1.00%          1.00%           0.50%           N/A
AIM Constellation Fund                         0.30%        1.00%          1.00%           0.50%           N/A
AIM Dent Demographic Trends Fund               0.35%        1.00%          1.00%            N/A            N/A
AIM Diversified Dividend Fund                  0.35%        1.00%          1.00%            N/A            N/A
AIM Emerging Growth Fund                       0.35%        1.00%          1.00%            N/A            N/A
AIM Large Cap Basic Value Fund                 0.35%        1.00%          1.00%           0.50%          0.25%
AIM Large Cap Growth Fund                      0.35%        1.00%          1.00%           0.50%           N/A
AIM Mid Cap Growth Fund                        0.35%        1.00%          1.00%           0.50%           N/A
AIM Select Basic Value Fund                    0.35%        1.00%          1.00%            N/A            N/A
AIM Weingarten Fund                            0.30%        1.00%          1.00%           0.50%           N/A


         AIM Diversified Dividend Fund and AIM Large Cap Growth Fund, pursuant to its Investor Class Plan, pays AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.

         All of the Plans compensate or reimburse AIM Distributors, as applicable, for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans and amounts payable by AIM Blue Chip Fund, AIM Capital Development Fund and AIM Large Cap Basic Value Fund, under its Investor Class Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans, AIM Distributors will retain the full amount of the fee.

         Amounts payable by AIM Diversified Dividend Fund and AIM Large Cap Growth Fund under their Investor Class Plans are directly related to the expenses incurred by AIM Distributors on behalf of each Fund, as these Plans obligate each Fund to reimburse AIM Distributors for their actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of each Fund. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM Diversified Dividend Fund and AIM Large Cap Growth Fund will not be obligated to pay more than the 0.25% annual cap. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan AIM Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

         See Appendix K for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2004 and Appendix L for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2004.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.

         Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended October 31 are found in Appendix M.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where           P        =   a hypothetical initial payment of $1,000;
                T        =   average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the one, five, or ten year periods);
                n        =   number of years; and
                ERV      =   ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U) =ERV

Where           P        =   a hypothetical initial payment of $1,000;
                U        =   average annual total return assuming payment of
                             only a stated portion of, or none of, the
                             applicable maximum sales load at the beginning of
                             the stated period;
                n        =   number of years; and
                ERV      =   ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P        =   a hypothetical initial payment of $1,000;
                V        =   cumulative total return assuming payment of all
                             of, a stated portion of, or none of, the applicable
                             maximum sales load at the beginning of the stated
                             period; and
                ERV      =   ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

Calculation of Certain Performance Data

         Funds offering Class R shares may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in each Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

         AIM Blue Chip Fund, AIM Capital Development Fund, AIM Diversified Dividend Fund, AIM Large Cap Basic Value Fund and AIM Large Cap Growth Fund may also use a restated or a blended performance calculation to derive certain performance data shown for each Fund's Investor Class shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If each Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of each Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If each Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of each Fund's Investor Class shares since their inception and the restated historical performance of each Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If each Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of each Fund's Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                                n
                                          P(1+T) = ATV
                                                      D

Where           P        =   a hypothetical initial payment of $1,000;
                T        =   average annual total return (after taxes on
                             distributions);
                n        =   number of years; and
                ATV      =   ending value of a hypothetical $1,000 payment
                   D         made at the beginning of the one, five, or ten year
                             periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                                 n
                                           P(1+T)  = ATV
                                                        DR

Where           P        =   a hypothetical initial payment of $1,000;
                T        =   average annual total return (after taxes on
                             distributions and redemption);
                n        =   number of years; and
                ATV      =   ending value of a hypothetical $1,000 payment
                   DR        made at the beginning of the one, five, or ten year
                             periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age
         Barron's
         Best's Review
         Bloomberg
         Broker World
         Business Week
         Changing Times
         Christian Science Monitor
         Consumer Reports
         Economist
         FACS of the Week
         Financial Planning
         Financial Product News
         Financial Services Week
         Financial World
         Forbes
         Fortune
         Hartford Courant
         Inc
         Institutional Investor
         Insurance Forum
         Insurance Week
         Investor's Business Daily
         Journal of the American
            Society of CLU & ChFC
         Kiplinger Letter
         Mutual Fund Forecaster
         Nation's Business
         New York Times
         Pension World
         Pensions & Investments
         Personal Investor
         Philadelphia Inquirer
         The Bond Buyer
         USA Today
         U.S. News & World Report
         Wall Street Journal
         Washington Post
         CNN
         Money
         CNBC
         PBS

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor
         Bloomberg
         Donoghue's
         FactSet Data Systems
         Lipper, Inc.
         Mutual Fund Values (Morningstar)
         Standard & Poor's
         Stanger
         Strategic Insight
         Thompson Financial
         Weisenberger

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Lipper Large Cap Core Fund Index
         Lipper Large Cap Growth Fund Index
         Lipper Large Cap Value Fund Index
         Lipper Mid Cap Core Fund Index
         Lipper Mid Cap Growth Fund Index
         Lipper Multi Cap Growth Fund Index
         Lipper Multi Cap Value Fund Index
         MSCI World Index
         Russell 1000--Registered Trademark-- Growth Index Russell 1000--Registered Trademark-- Index
         Russell 1000--Registered Trademark-- Value Index Russell 2500--Trademark-- Index
         Russell 2500--Trademark-- Growth Index
         Russell 3000--Registered Trademark-- Growth Index Russell 3000--Registered Trademark-- Index
         Russell MidCap--Registered Trademark-- Growth Index Russell MidCap--Registered Trademark-- Index Standard & Poor's 500 Stock Index
         Standard & Poor's Mid Cap 400 Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         From time to time, AIM Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

         On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

         Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

         Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

         The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


                   REGULATORY INQUIRIES AND PENDING LITIGATION

         The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders and participation in class action settlements.

         As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

         Ongoing Regulatory Inquiries Concerning IFG and AIM

         IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

         AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

         Pending Regulatory Civil Action Alleging Market Timing

         On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall Count, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgement and post-judgement interest; costs and expenses, including counsel fees; and other relief.

         If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

         Private Civil Actions Alleging Market Timing

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees;

 imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-1.

         All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix O-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix O-1.

         Private Civil Actions Alleging Improper Use of Fair Value Pricing

         Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-2.

         Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-3.

         Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

         Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-4.

         Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-5.

         Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

         A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on April 25, 2005, is set forth in Appendix O-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings are as follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. ` B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of March 31, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.


                                      TRUSTEE
                                      AND/OR
     NAME, YEAR OF BIRTH AND          OFFICER                                                       OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
----------------------------------- ------------ ------------------------------------------------- -----------------------
INTERESTED PERSONS

                                       1988      Director and Chairman, A I M Management Group     None
Robert H. Graham(1) --  1946                     Inc. (financial services holding company);
Trustee, Vice Chair and President                Director and Vice Chairman, AMVESCAP PLC and
                                                 Chairman of AMVESCAP PLC - AIM Division
                                                 (parent of AIM and a global investment
                                                 management firm)

                                                 Formerly: President and Chief Executive
                                                 Officer, A I M Management Group Inc.;
                                                 Director, Chairman and President, A I M
                                                 Advisors, Inc. (registered investment
                                                 advisor); Director and Chairman, A I M Capital
                                                 Management, Inc. (registered investment
                                                 advisor), A I M Distributors, Inc. (registered
                                                 broker dealer), AIM Investment Services, Inc.
                                                 (registered transfer agent), and Fund
                                                 Management Company (registered broker dealer);
                                                 and Chief Executive Officer, AMVESCAP PLC -
                                                 Managed Products

                                       2003      Director, President and Chief Executive           None
Mark H. Williamson(2) -- 1951                    Officer, A I M Management Group Inc.; Director,
Trustee and Executive Vice                       Chairman and President, A I M Advisors, Inc.;
President                                        Director, A I M Capital Management, Inc. and
                                                 A I M Distributors, Inc.; Director and Chairman,
                                                 AIM Investment Services, Inc., Fund Management
                                                 Company  and INVESCO Distributors, Inc.
                                                 (registered broker dealer); and Chief Executive
                                                 Officer, AMVESCAP PLC - AIM Division (parent of
                                                 AIM and a global investment management firm)

                                                 Formerly: Director, Chairman, President and
                                                 Chief Executive Officer, INVESCO Funds Group,
                                                 Inc.; President and Chief Executive
                                                 Officer, INVESCO Distributors, Inc.; Chief
                                                 Executive Officer, AMVESCAP PLC - Managed
                                                 Products

----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                      TRUSTEE
                                      AND/OR
     NAME, YEAR OF BIRTH AND          OFFICER                                                       OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
----------------------------------- ------------ ------------------------------------------------- -----------------------

INDEPENDENT TRUSTEES

Bruce L. Crockett(3) -- 1944        1993         Chairman, Crockett Technology Associates          ACE Limited
Trustee and Chair                                (technology consulting company)                   (insurance company);
                                                                                                   and Captaris, Inc.
                                                                                                   (unified messaging
                                                                                                   provider)

Bob R. Baker - 1936                 2003         Retired                                           None
Trustee



Frank S. Bayley -- 1939             2001         Retired                                           Badgley Funds, Inc.
Trustee                                                                                            (registered
                                                 Formerly:  Partner, law firm of Baker & McKenzie  investment company)

James T. Bunch - 1942               2003         Co-President and Founder, Green, Manning &        None
Trustee                                          Bunch Ltd. (investment banking firm); and
                                                 Director, Policy Studies, Inc. and Van Gilder
                                                 Insurance Corporation

Albert R. Dowden -- 1941            2000         Director of a number of public and private        None
Trustee                                          business corporations, including the Boss
                                                 Group, Ltd. (private investment and management);
                                                 Cortland Trust, Inc. (Chairman) (registered
                                                 investment company); Annuity and Life. Re
                                                 (Holdings), Ltd. (insurance company); and
                                                 Compu Dyme Corporation (provider of products and
                                                 services to the public security market)

                                                 Formerly:  Director, President and Chief
                                                 Executive Officer, Volvo Group North America,
                                                 Inc.; Senior Vice President, AB Volvo; and
                                                 director of various affiliated Volvo companies


Edward K. Dunn, Jr. -- 1935         1998         Retired                                           None
Trustee
                                                 Formerly: Chairman, Mercantile Mortgage Corp.;
                                                 President and Chief Operating Officer,
                                                 Mercantile-Safe Deposit & Trust Co.; and
                                                 President, Mercantile Bankshares Corp.

----------

(3)  Mr. Crockett was elected Chair of the Board effective October 4, 2004.

                                      TRUSTEE
                                      AND/OR
     NAME, YEAR OF BIRTH AND          OFFICER                                                       OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
----------------------------------- ----------   ----------------------------------------------    -----------------------

Jack M. Fields -- 1952              1997         Chief Executive Officer, Twenty First Century     Administaff; and
Trustee                                          Group, Inc. (government affairs company); and     Discovery Global
                                                 Owner, Dos Angelos Ranch, L.P.                    Education Fund
                                                                                                   (non-profit)
                                                 Formerly:  Chief Executive Officer, Texana
                                                 Timber LP (sustainable forestry company)

Carl Frischling -- 1937             1988         Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                          Frankel LLP                                       (registered
                                                                                                   investment company)

Gerald J. Lewis - 1933              2003         Chairman, Lawsuit Resolution Services (San        General Chemical
Trustee                                          Diego, California)                                Group, Inc.

Prema Mathai-Davis -- 1950          1998         Formerly: Chief Executive Officer, YWCA of the    None
Trustee                                          USA

Lewis F. Pennock -- 1942            1988         Partner, law firm of Pennock & Cooper             None
Trustee

Ruth H. Quigley -- 1935             2001         Retired                                           None
Trustee

Larry Soll - 1942                   2003         Retired                                           None
Trustee

                                      TRUSTEE
                                      AND/OR
     NAME, YEAR OF BIRTH AND          OFFICER                                                       OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
----------------------------------- ------------ ------------------------------------------------- -----------------------
OTHER OFFICERS

Lisa O. Brinkley(4) -- 1959         2004         Senior Vice President, A I M Management Group     N/A
Senior Vice President and Chief                  Inc.; Senior Vice President and Chief
Compliance Officer                               Compliance Officer, A I M Advisors, Inc.; Vice
                                                 President and Chief Compliance Officer, A I M
                                                 Capital Management, Inc.; and Vice President,
                                                 A I M Distributors, Inc., AIM Investment
                                                 Services, Inc., and Fund Management Company

                                                 Formerly:  Senior Vice President and Compliance
                                                 Director, Delaware Investments Family of
                                                 Funds; and Chief Compliance Officer, A I M
                                                 Distributors, Inc.

Russell C. Burk(5) -- 1958          2005         Formerly: Director of Compliance and Assistant    N/A
Senior Vice President                            General Counsel, ICON Advisers, Inc.; Financial
                                                 Consultant, Merrill Lynch; General Counsel and
                                                 Director of Compliance, ALPS Mutual Funds, Inc.

Kevin M. Carome -- 1956             2003         Director, Senior Vice President, Secretary and    N/A
Senior Vice President, Chief                     General Counsel, A I M Management Group Inc.
Legal Officer and Secretary                      and A I M Advisors, Inc.; Director and Vice
                                                 President, INVESCO Distributors, Inc.; Vice
                                                 President, A I M Capital Management, Inc. and
                                                 AIM Investment Services, Inc.; Director, Vice
                                                 President and General Counsel, Fund Management
                                                 Company; and Senior Vice President, A I M
                                                 Distributors, Inc.

                                                 Formerly:  Senior Vice President and General
                                                 Counsel, Liberty Financial Companies, Inc.;
                                                 Senior Vice President and General Counsel,
                                                 Liberty Funds Group, LLC; and Vice President,
                                                 A I M Distributors, Inc.

Stuart W. Coco -- 1955              2002         Managing Director and Director of Money Market    N/A
Vice President                                   Research and Special Projects, A I M Capital
                                                 Management, Inc.; and Vice President, A I M
                                                 Advisors, Inc.

Sidney M. Dilgren -- 1961           2004         Vice President and Fund Treasurer, A I M          N/A
Vice President and Treasurer                     Advisors, Inc.

                                                 Formerly: Senior Vice President, AIM Investment
                                                 Services, Inc.; and Vice President, A I M
                                                 Distributors, Inc.

----------
(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

                                      TRUSTEE
                                      AND/OR
     NAME, YEAR OF BIRTH AND          OFFICER                                                       OTHER TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
----------------------------------- ------------ ------------------------------------------------- -----------------------
J. Philip Ferguson(6) -- 1945       2005         Senior Vice President and Chief Investment        N/A
Vice President                                   Officer, A I M Advisors Inc.; Director,
                                                 Chairman, Chief Executive Officer, President
                                                 and Chief Investment Officer, A I M Capital
                                                 Management, Inc; Executive Vice President,
                                                 A I M Management Group Inc.

                                                 Formerly:  Senior Vice President, AIM Private
                                                 Asset Management, Inc.; Chief Equity Officer,
                                                 and Senior Investment Officer, A I M Capital
                                                 Management, Inc.; and Managing Partner, Beutel,
                                                 Goodman Capital Management

Karen Dunn Kelley -- 1960           2004         Director of Cash Management, Managing Director    N/A
Vice President                                   and Chief Cash Management Officer, A I M
                                                 Capital Management, Inc.; Director and
                                                 President, Fund Management Company; and Vice
                                                 President, A I M Advisors, Inc.

----------
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004

                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY TRUSTEE
                                    DOLLAR RANGE OF EQUITY SECURITIES                  IN THE AIM FAMILY OF
     NAME OF TRUSTEE                            PER FUND                          FUNDS--Registered Trademark--
-------------------------   ------------------------------------------------      -----------------------------
Robert H. Graham            Aggressive Growth                 Over $100,000               Over $100,000

                            Blue Chip                         Over $100,000

                            Capital Development               Over $100,000

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Diversified Dividend              Over $100,000

                            Emerging Growth                   Over $100,000

                            Large Cap Basic Value             Over $100,000

                            Large Cap Growth                  Over $100,000

                            Mid Cap Growth                    Over $100,000

                            Weingarten                        Over $100,000


Mark H. Williamson          Large Cap Growth             $50,001 - $100,000               Over $100,000


Bob R. Baker                                       -0-                                    Over $100,000


Frank S. Bayley             Charter                      $10,001 - $50,000                Over $100,000

                            Mid Cap Growth               $10,001 - $50,000


James T. Bunch              Blue Chip                         $1 - $10,000                Over $100,000

                            Large Cap Basic Value       $50,001 - $100,000

                            Large Cap Growth                  $1 - $10,000


Bruce L. Crockett           Aggressive Growth                 $1 - $10,000           $50,001- $100,000(7)

                            Charter                           $1 - $10,000

                            Constellation                     $1 - $10,000

                            Weingarten                        $1 - $10,000

----------
(7) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.


                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY TRUSTEE
                                    DOLLAR RANGE OF EQUITY SECURITIES                  IN THE AIM FAMILY OF
     NAME OF TRUSTEE                            PER FUND                          FUNDS--Registered Trademark--
-------------------------   ------------------------------------------------      -----------------------------

Albert R. Dowden            Blue Chip                     $10,001 - $50,000               Over $100,000

                            Emerging Growth               $10,001 - $50,000

Edward K. Dunn, Jr.         Capital Development               Over $100,000              Over $100,000(7)

Jack M. Fields              Blue Chip                          $1 - $10,000              Over $100,000(7)

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Weingarten                        Over $100,000

Carl Frischling             Aggressive Growth                 Over $100,000              Over $100,000(7)

                            Blue Chip                    $50,001 - $100,000

                            Capital Development               Over $100,000

                            Charter                           Over $100,000

                            Mid Cap Growth                $10,001 - $50,000

                            Weingarten                   $50,001 - $100,000

Gerald J. Lewis             Blue Chip                          $1 - $10,000               Over $100,000

                            Capital Development           $10,001 - $50,000

                            Large Cap Basic Value              $1 - $10,000

                            Large Cap Growth                   $1 - $10,000

Prema Mathai-Davis                                 -0-                                    $1- $10,000(7)

Lewis F. Pennock            Capital Development                $1 - $10,000               Over $100,000

                            Charter                       $10,001 - $50,000

                            Diversified Dividend               $1 - $10,000

                            Large Cap Basic Value              $1 - $10,000

Ruth H. Quigley                                    -0-                                  $10,001 - $50,000

Larry Soll                  Blue Chip                          $1 - $10,000              Over $100,000(7)

                            Large Cap Basic Value              $1 - $10,000

                            Large Cap Growth                   $1 - $10,000

----------

(7) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                                            ESTIMATED
                                                                              ANNUAL
                                                        RETIREMENT          BENEFITS
                                     AGGREGATE           BENEFITS             UPON               TOTAL
                                   COMPENSATION          ACCRUED           RETIREMENT         COMPENSATION
                                     FROM THE            BY ALL             FROM ALL          FROM ALL AIM
         TRUSTEE                   TRUST(1)(2)         AIM FUNDS(3)        AIM FUNDS(4)        FUNDS (5)(6)
----------------------------     ---------------     ---------------     ---------------     ---------------
Bob R. Baker                     $        26,824     $       198,871     $       144,786     $       189,750
Frank S. Bayley                           26,774             175,241             112,500             193,500
James T. Bunch                            26,824             143,455             112,500             186,000
Bruce L. Crockett                         26,774              75,638             112,500             223,500
Albert R. Dowden                          26,634              93,210             112,500             192,500
Edward K. Dunn, Jr                        26,774             133,390             112,500             193,500
Jack M. Fields                            26,774              48,070             112,500             186,000
Carl Frischling(7)                        26,616              62,040             112,500             185,000
Gerald J. Lewis                           26,824             143,455             112,500             186,000
Prema Mathai-Davis                        26,774              55,768             112,500             189,750
Lewis F. Pennock                          26,774              80,777             112,500             186,000
Ruth H. Quigley                           26,774             154,767             112,500             189,750
Louis S. Sklar(8)                         26,774             115,160             101,250             186,000
Larry Soll                                26,824             184,356             130,823             186,000

(1) Amounts shown are based on the fiscal year ended October 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2004, including earnings, was $97,262.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $6,777 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended October 31, 2004.

(3) During the fiscal year ended October 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $197,215.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended October 31, 2004 the Trust paid $140,199 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)  Mr. Sklar retired effective December 31, 2004.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES
                         (AS AMENDED SEPTEMBER 16, 2004)

A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.   BOARDS OF DIRECTORS

           A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

           There are some actions by directors that should result in votes being withheld. These instances include directors who:

           o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

           o Attend less than 75 percent of the board and committee meetings without a valid excuse;

           o   Implement or renew a dead-hand or modified dead-hand poison pill;

           o   Sit on the boards of an excessive number of companies;

           o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

           o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

           o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

           Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

           o Long-term financial performance of the target company relative to its industry;

           Management's track record;

           o   Portfolio manager's assessment;

           o   Qualifications of director nominees (both slates);

           o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

           o   Background to the proxy contest.

      II.  INDEPENDENT AUDITORS

           A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

           o It is not clear that the auditors will be able to fulfill their function;

           o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

           o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III. COMPENSATION PROGRAMS

           Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

           o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

           o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

           o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

           o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

           o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.  CORPORATE MATTERS

           We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

           o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

           o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

           o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

           o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.   SHAREHOLDER PROPOSALS

           Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

           o We will generally abstain from shareholder social and environmental proposals.

           o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

           o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

           o We will generally vote for proposals to lower barriers to shareholder action.

           o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.  OTHER

           o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

           o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

           o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

           AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of March 22, 2005.

AIM AGGRESSIVE GROWTH FUND

                                     CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                      SHARES           SHARES          SHARES           SHARES          CLASS SHARES
                                 ----------------- --------------- --------------- ------------------ -----------------
                                    PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE         PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF         OWNED OF        OWNED OF         OWNED OF           OWNED OF
       PRINCIPAL HOLDER               RECORD           RECORD          RECORD            RECORD            RECORD
-------------------------------- ----------------- --------------- --------------- ------------------ -----------------
AMVESCAP National Trust
Company Trustee
FBO Otis Koglin Wilson
Architects Inc. 401(k) Plan             -                -               -               5.90%               -
PO Box 105779
Atlanta, GA  30348-5779

Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta 7th Fl          5.38%              -               -                 -                 -
333 West 34th St
New York,  NY  10001-2402

JC Penney Company Inc Savings
PS & Stock Ownership Pl Tr              -                -               -                 -               97.74%
105 Rosemont Rd
Westwood, MA 02090-2318

John Hancock Life Insurance Co
USA
250 Bloor St. East 7th Floor          12.90%             -               -                 -                 -
Toronto ON M4W 1E5
Canada

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             6.34%              -             7.64%               -                 -
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Reliance Trust Co.
FBO Northern Printing Network
401(k)                                  -                -               -               5.17%               -
PO Box 48529
Atlanta, GA  30362-1529

                                     CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                      SHARES           SHARES          SHARES           SHARES          CLASS SHARES
                                 ----------------- --------------- --------------- ------------------ -----------------
                                    PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE         PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF         OWNED OF        OWNED OF         OWNED OF           OWNED OF
       PRINCIPAL HOLDER               RECORD           RECORD          RECORD            RECORD            RECORD
-------------------------------- ----------------- --------------- --------------- ------------------ -----------------
Wilmington Trust Comp. Cust.
FBO
Olson International Employee
401(k)                                  -                -               -               6.55%               -
Salary Plan
c/o Mutual Funds
P. O. Box 8971
Wilmington, DE  19899-8971


AIM BLUE CHIP FUND


                                                                                                     INSTITUTIONAL      INVESTOR
                                    CLASS A          CLASS B          CLASS C          CLASS R           CLASS           CLASS
                                     SHARES          SHARES           SHARES            SHARES           SHARES          SHARES
                                 --------------- ---------------- ---------------- ---------------- ---------------- ---------------
                                   PERCENTAGE      PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF        OWNED OF          OWNED OF        OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD          RECORD           RECORD           RECORD           RECORD           RECORD
-------------------------------- --------------- ---------------- ---------------- ---------------- ---------------- ---------------
AMVESCAP National Trust Co.
Trustee
FBO The McDevitt Co. Employees         -                -                -             30.19%              -               -
401(k) Plan
PO Box 105779
Atlanta, GA 30348-5779

Capital Bank & Trust Co. FBO
Government Micro Resources
Inc. 401(k)
C/O Planpremier/FASCORP                -                -                -              7.46%              -               -
8515 E Orchard Rd #2T2
Greenwood Village, CO
80111-5002

Charles Schwab & Co. Inc.
Special Custody FBO Customers
(SIM)                                  -                -                -                -                -             8.31%
Attn:  Mutual Funds
101 Montgomery St
San Francisco, CA  94104-4122

Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta                  -              6.14%            6.96%              -                -               -
7th Floor
333 West 34th Street
New York, NY  10001-2402

                                                                                                     INSTITUTIONAL      INVESTOR
                                    CLASS A          CLASS B          CLASS C          CLASS R           CLASS           CLASS
                                     SHARES          SHARES           SHARES            SHARES           SHARES          SHARES
                                 --------------- ---------------- ---------------- ---------------- ---------------- ---------------
                                   PERCENTAGE      PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF        OWNED OF          OWNED OF        OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD          RECORD           RECORD           RECORD           RECORD           RECORD
-------------------------------- --------------- ---------------- ---------------- ---------------- ---------------- ---------------
MCB Trust Services Cust. FBO
Fresh Meadow Mechanical Corp.          -                -                -              5.83%              -               -
700 17th St. Ste 300
Denver, CO 80202-3531

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                            9.39%            6.20%           12.38%              -                -               -
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484

Wells Fargo Bank NA FBO
WF Wealthbuilder Growth
Balanced PO                            -                -                -                -             57.08%             -
P. O. Box 1533
Minneapolis, MN  55480-1533

Wells Fargo Bank NA FBO
WF Wealthbuilder Equity
Portfolio                              -                -                -                -             29.54%             -
P. O. Box 1533
Minneapolis, MN  55480-1533

Wells Fargo Bank NA FBO
WF Wealthbuildertactical
Equity PO                              -                -                -                -              6.55%             -
P. O. Box 1533
Minneapolis, MN  55480-1533

AIM CAPITAL DEVELOPMENT FUND


                                                                                                   INSTITUTIONAL       INVESTOR
                                   CLASS A         CLASS B          CLASS C          CLASS R           CLASS             CLASS
                                    SHARES         SHARES            SHARES           SHARES           SHARES            SHARES
                                -------------- ---------------- ----------------- --------------- ----------------- ----------------
                                  PERCENTAGE     PERCENTAGE        PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
     NAME AND ADDRESS OF           OWNED OF        OWNED OF         OWNED OF         OWNED OF         OWNED OF          OWNED OF
       PRINCIPAL HOLDER             RECORD         RECORD            RECORD           RECORD           RECORD           RECORD
------------------------------- -------------- ---------------- ----------------- --------------- ----------------- ----------------
AMVESCAP National Trust Co.
FBO BankOne FBO Gateway
Plastics Inc. 401(k) PS PL          -                 -                -                -              23.95%              -
PO Box 105779
Atlanta, GA 30348-5779

AMVESCAP National Trust Co.
FBO Equator Technologies,
Inc. 401(k) Retirement Plan         -                 -                -              11.43%             -                 -
PO Box 105779
Atlanta, GA  30348-5779

AMVESCAP National Trust
FBO Palmer & Cay Inc.
Retirement Plan                     -                 -                -                -              73.54%              -
P. O. Box 105779
Atlanta, GA  30348-5779

Capital Bank & Trust Co.
Trustee FBO Sakson & Taylor
Inc. 401(k) PSP
C/O Planpremier/FASCORP             -                 -                -              13.54%             -                 -
8515 E Orchard Rd Ste 2T2
Greenwood Village, CO
80111-5002

Citigroup Global Markets
House Acct
Attn:  Cindy Tempesta               -               6.40%              -                -                -                 -
7th Floor
333 West 34th St
New York, NY  10001-2402

Coastgear & Company
State Street Bank & Trust
Attn:  Kevin Smith                  -                 -              9.19%              -                -                 -
105 Rosemont Avenue
Westwood, MA  02090-2318

                                                                                                   INSTITUTIONAL       INVESTOR
                                   CLASS A         CLASS B          CLASS C          CLASS R           CLASS             CLASS
                                    SHARES         SHARES            SHARES           SHARES           SHARES            SHARES
                                -------------- ---------------- ----------------- --------------- ----------------- ----------------
                                  PERCENTAGE     PERCENTAGE        PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
     NAME AND ADDRESS OF           OWNED OF        OWNED OF         OWNED OF         OWNED OF         OWNED OF          OWNED OF
       PRINCIPAL HOLDER             RECORD         RECORD            RECORD           RECORD           RECORD           RECORD
------------------------------- -------------- ---------------- ----------------- --------------- ----------------- ----------------
FTB&T Trustee for Defined
Contribution Services 401(k)
FBO
North Pointe Financial              -                 -                -              14.20%             -                 -
Services, Inc.
Attn: Securities Settlement
3555 Data Dr.
Rancho Cordova, CA  95670-7312

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                         5.28%             7.66%            12.46%             -                -                 -
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

AIM CHARTER FUND

                                       CLASS A         CLASS B          CLASS C          CLASS R       INSTITUTIONAL
                                       SHARES           SHARES          SHARES            SHARES        CLASS SHARES
                                   ---------------- --------------- ---------------- ---------------- -----------------
                                     PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
       NAME AND ADDRESS OF             OWNED OF        OWNED OF         OWNED OF         OWNED OF         OWNED OF
        PRINCIPAL HOLDER               RECORD           RECORD          RECORD            RECORD           RECORD
---------------------------------- ---------------- --------------- ---------------- ---------------- -----------------
AIM Conservative Asset
Allocation Fund Omnibus Acct
C/O AIM Advisors                          -               -                -                -              62.03%
11 E Greenway Plz, Ste 100
Houston, TX  77046-1113

AMVESCAP National Trust Co.
Trustee
FBO Big Horn Basin
Orthopedic Clinic PC                      -               -                -             13.18%              -
Profit Sharing Plan
PO Box 105779
Atlanta, GA  30348-5779

                                       CLASS A         CLASS B          CLASS C          CLASS R       INSTITUTIONAL
                                       SHARES           SHARES          SHARES            SHARES        CLASS SHARES
                                   ---------------- --------------- ---------------- ---------------- -----------------
                                     PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
       NAME AND ADDRESS OF             OWNED OF        OWNED OF         OWNED OF         OWNED OF         OWNED OF
        PRINCIPAL HOLDER               RECORD           RECORD          RECORD            RECORD           RECORD
---------------------------------- ---------------- --------------- ---------------- ---------------- -----------------
AMVESCAP National Trust Co. FBO
Equator Technologies, Inc.
401(k) Retirement Plan                    -               -                -             10.73%              -
PO Box 105779
Atlanta, GA  30348-5779

Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta                   6.09%           5.37%            7.16%              -                -
7th Floor
333 West 34th Street
New York, NY  10001-2402

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration               7.71%           5.34%           12.51%              -                -
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Reliance Trust Company Custodian
FBO Morley Incentives 401(k)
Profit Sharing Plan & Trust               -               -                -             17.89%              -
PO Box 48529
Atlanta, GA  30362-1529

AIM CONSTELLATION FUND

                                      CLASS A         CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                      SHARES           SHARES          SHARES           SHARES          CLASS SHARES
                                  ---------------- --------------- --------------- ------------------ -----------------
                                    PERCENTAGE       PERCENTAGE      PERCENTAGE                          PERCENTAGE
      NAME AND ADDRESS OF             OWNED OF        OWNED OF        OWNED OF        PERCENTAGE          OWNED OF
        PRINCIPAL HOLDER              RECORD           RECORD          RECORD       OWNED OF RECORD        RECORD
--------------------------------- ---------------- --------------- --------------- ------------------ -----------------
American Express Trust American
Express
996 AXP Financial Ctr                    -               -               -                 -               10.74%
Minneapolis, MN 55474-0009

AMVESCAP National Trust Co.
Trustee
FBO Speidel Inc. 401(k) Plan             -               -               -               7.59%               -
PO Box 105779
Atlanta, GA  30348-5779

                                      CLASS A         CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                      SHARES           SHARES          SHARES           SHARES          CLASS SHARES
                                  ---------------- --------------- --------------- ------------------ -----------------
                                    PERCENTAGE       PERCENTAGE      PERCENTAGE                          PERCENTAGE
      NAME AND ADDRESS OF             OWNED OF        OWNED OF        OWNED OF        PERCENTAGE          OWNED OF
        PRINCIPAL HOLDER              RECORD           RECORD          RECORD       OWNED OF RECORD        RECORD
--------------------------------- ---------------- --------------- --------------- ------------------ -----------------
Citigroup Global Markets
House Account
Attn:  Cindy Tempesta                  5.71%             -             6.38%               -                 -
7th Floor
333 West 34th Street
New York, NY  10001-2403

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             10.34%             -             14.53%              -                 -
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Ohio Public
Employees Deferred Compensation
Plan                                     -               -               -                 -               70.18%
250 Civic Center Dr, Ste 350
Columbus, OH   43215-5450

Reliance Trust Company
Custodian
FBO William J Kamm and Sons              -               -               -               6.74%               -
Inc. 401(k) Plan
PO Box 48529
Atlanta, GA  30362-1529

Wells Fargo Bank West NA
Custodian
City of Houston
457 Deferred Compensation Plan           -               -               -                 -               11.68%
C/O Great West, Recordkeeper
8515 E Orchard Rd 2T2
Englewood, CO   80111-0000

AIM DENT DEMOGRAPHIC TRENDS FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
                                                PERCENTAGE                PERCENTAGE                 PERCENTAGE
          NAME AND ADDRESS OF                    OWNED OF                   OWNED OF                  OWNED OF
           PRINCIPAL HOLDER                       RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Citigroup Global House Acct
Attn:  Cindy Tempesta
7th Floor                                           -                        9.61%                     12.36%
333 West 34th Street
New York, NY  10001-2402

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
                                                PERCENTAGE                PERCENTAGE                 PERCENTAGE
          NAME AND ADDRESS OF                    OWNED OF                   OWNED OF                  OWNED OF
           PRINCIPAL HOLDER                       RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                          -                        9.14%                     14.96%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL   32246


AIM DIVERSIFIED DIVIDEND FUND

                                                                                                                  INVESTO CLASS
                                            CLASS A SHARES         CLASS B SHARES        CLASS C SHARES              SHARES*
                                         ---------------------- --------------------- ---------------------- ---------------------
                                              PERCENTAGE             PERCENTAGE            PERCENTAGE             PERCENTAGE
          NAME AND ADDRESS OF                  OWNED OF               OWNED OF              OWNED OF               OWNED OF
           PRINCIPAL HOLDER                     RECORD                 RECORD                RECORD                 RECORD
---------------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Solo Benefit of Customers
Attn:  Fund Administration                         -                   10.56%                 6.53%                   -
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL  32246

* Investor Class shares commenced operations on April 29, 2005.


AIM EMERGING GROWTH FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
                                                PERCENTAGE                PERCENTAGE                 PERCENTAGE
          NAME AND ADDRESS OF                    OWNED OF                  OWNED OF                   OWNED OF
           PRINCIPAL HOLDER                       RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                        7.82%                        -                       11.11%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL   32246

AIM LARGE CAP BASIC VALUE FUND

                                                                                                                          INVESTOR
                                      CLASS A         CLASS B           CLASS C          CLASS R        INSTITUTIONAL      CLASS
                                      SHARES          SHARES           SHARES            SHARES           SHARES           SHARES
                                  -------------- ----------------- ---------------- ----------------- ---------------- -------------
                                    PERCENTAGE      PERCENTAGE       PERCENTAGE                         PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF        OWNED OF          OWNED OF        PERCENTAGE         OWNED OF         OWNED OF
        PRINCIPAL HOLDER              RECORD          RECORD           RECORD        OWNED OF RECORD      RECORD           RECORD
--------------------------------- -------------- ----------------- ---------------- ----------------- ---------------- -------------
AIM Aggressive Asset Allocation
Fund Omnibus Acct
C/O AIM Advisors                        -               -                 -                -              37.82%              -
11 E Greenway Plz, Ste 100
Houston, TX 77046-1113

                                                                                                                          INVESTOR
                                     CLASS A         CLASS B           CLASS C          CLASS R        INSTITUTIONAL       CLASS
                                      SHARES          SHARES           SHARES            SHARES           SHARES           SHARES
                                  -------------- ----------------- ---------------- ----------------- ---------------- -------------
                                    PERCENTAGE      PERCENTAGE       PERCENTAGE                         PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF        OWNED OF          OWNED OF        PERCENTAGE         OWNED OF         OWNED OF
        PRINCIPAL HOLDER              RECORD          RECORD           RECORD        OWNED OF RECORD      RECORD           RECORD
--------------------------------- -------------- ----------------- ---------------- ----------------- ---------------- -------------
AIM Moderate Asset Allocation
Fund
Omnibus Acct                            -               -                 -                -              40.13%              -
C/O AIM Advisors
11 E Greenway Plz, Ste 100
Houston, TX 77046-1113

AMVESCAP National Trust Co. FBO
Itasca Bank & Trust Co. 401(k)
Plan                                    -               -                 -              12.79%              -                -
PO Box 105779
Atlanta, GA  30348-5779

AMVESCAP National Trust Co.
FBO Palmer & Cay Inc.
Retirement Plan                         -               -                 -                -              14.35%              -
P. O. Box 105779
Atlanta, GA  30348-5779

Charles Schwab & Co. Inc.
Special Custody FBO Customers
(SIM)                                   -               -                 -                -                 -              7.77%
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA  94104-4122

Federated Lighting Inc.
401(k) Profit Sharing Plan
1600 Trade Zone Ave,                    -               -                 -              14.68%              -                -
Ste 406
Upper Marlboro, MD  20772

INVESCO Trust Co.
FBO Hanger Orthopedic Group
Inc. & Sel. Sub Tax Deferred
Savings Plan & Trust 401(k)             -               -                 -                -                 -              6.38%
400 Colony Sq, Ste 2200
1201 Peachtree, Ste NE
Atlanta, GA 30361-6302

                                                                                                                          INVESTOR
                                     CLASS A         CLASS B           CLASS C          CLASS R        INSTITUTIONAL       CLASS
                                      SHARES          SHARES           SHARES            SHARES           SHARES           SHARES
                                  -------------- ----------------- ---------------- ----------------- ---------------- -------------
                                    PERCENTAGE      PERCENTAGE       PERCENTAGE                         PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF        OWNED OF          OWNED OF        PERCENTAGE         OWNED OF         OWNED OF
        PRINCIPAL HOLDER              RECORD          RECORD           RECORD        OWNED OF RECORD      RECORD           RECORD
--------------------------------- -------------- ----------------- ---------------- ----------------- ---------------- -------------
INVESCO Trust Co. Trustee
Magellan Health Services
Retirement Savings Plan & Trust         -               -                 -                -                 -             24.02%
401(k)
PO Box 105779
Atlanta, GA  30348-5779

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             15.30%          13.94%           17.38%              -                 -                -
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Reliance Trust Company
Custodian FBO Rosin Optical Co.
Inc. Profit Sharing Plan                -               -                 -              10.02%              -                -
PO Box 48529
Atlanta, GA  30362-1529

AIM LARGE CAP GROWTH FUND

                                                                                                     INSTITUTIONAL       INVESTOR
                                     CLASS A        CLASS B          CLASS C           CLASS R           CLASS             CLASS
                                      SHARES         SHARES           SHARES            SHARES           SHARES           SHARES
                                 -------------- ---------------- ----------------- ---------------- ----------------- --------------
                                   PERCENTAGE     PERCENTAGE        PERCENTAGE       PERCENTAGE        PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF       OWNED OF          OWNED OF         OWNED OF          OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD         RECORD            RECORD           RECORD            RECORD           RECORD
-------------------------------- -------------- ---------------- ----------------- ---------------- ----------------- --------------
AIM Aggressive Asset
Allocation Fund Omnibus Acct            -              -                -                 -              44.16%              -
C/O AIM Advisors
11 E Greenway Plz, Ste 100
Houston, TX  77046-1113

AIM Moderate Asset Allocation
Fund Omnibus Acct
C/O AIM Advisors                        -              -                -                 -              51.20%              -
11 E Greenway Plz, Ste 100
Houston, TX  77046-1113

AMVESCAP National Trust Co.
Trustee
FBO Big Horn Basin Orthopedic
Clinic                                  -              -                -              24.88%              -                 -
Profit P.C. Sharing Plan
PO Box 105779
Atlanta, GA  30348

                                                                                                     INSTITUTIONAL       INVESTOR
                                     CLASS A        CLASS B          CLASS C           CLASS R           CLASS             CLASS
                                      SHARES         SHARES           SHARES            SHARES           SHARES           SHARES
                                 -------------- ---------------- ----------------- ---------------- ----------------- --------------
                                   PERCENTAGE     PERCENTAGE        PERCENTAGE       PERCENTAGE        PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF       OWNED OF          OWNED OF         OWNED OF          OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD         RECORD            RECORD           RECORD            RECORD           RECORD
-------------------------------- -------------- ---------------- ----------------- ---------------- ----------------- --------------
Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta                   -            5.88%            12.65%              -                -                 -
7th Floor
333 West 34th Street
New York, NY  10001-2483

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                            31.25%         10.36%            10.10%              -                -                 -
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Reliance Trust Company
Custodian FBO Continental
Products Inc. 401(k) Plan               -              -                -               7.35%              -                 -
PO Box 48529
Atlanta, GA  30362-1529

Reliance Trust Company
Custodian FBO Morley
Incentives 401(k) Profit                -              -                -              22.30%              -                 -
Sharing Plan & Trust
PO Box 48529
Atlanta, GA  30362-1529

AIM MID CAP GROWTH FUND

                                                                                                        INSTITUTIONAL
                                        CLASS A          CLASS B          CLASS C          CLASS R           CLASS
                                         SHARES           SHARES           SHARES           SHARES          SHARES
                                    ---------------- ---------------- ---------------- ---------------- ---------------
                                      PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
       NAME AND ADDRESS OF              OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
         PRINCIPAL HOLDER               RECORD           RECORD           RECORD            RECORD          RECORD
----------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------
A I M Advisors, Inc.(1)
Attn: David Hessel                         -                -                -                -            100%(2)
11 Greenway Plz ,Ste 100
Houston, TX 77046-1103

AMVESCAP National Trust Co. FBO
West Boylston Insurance Agency
Inc.                                       -                -                -              9.78%             -
401(k) Plan
PO Box 105779
Atlanta, GA  30348-5779

                                                                                                        INSTITUTIONAL
                                        CLASS A          CLASS B          CLASS C          CLASS R           CLASS
                                         SHARES           SHARES           SHARES           SHARES          SHARES
                                    ---------------- ---------------- ---------------- ---------------- ---------------
                                      PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
       NAME AND ADDRESS OF              OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
         PRINCIPAL HOLDER               RECORD           RECORD           RECORD            RECORD          RECORD
----------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------
MCB Trust Services Custodian FBO
700 17th St, Ste 300                       -                -                -             14.43%             -
Denver, CO  80202-3531

MCB Trust Services Cust Pacific
Business Group On Heal
700 17th Street Suite 300                  -                -                -              5.78%             -
Denver, CO 80202-3531

MCB Trust Services Custodian FBO
Sandberg Gonzalez & Creeden PC             -                -                -              5.97%             -
700 17th St, Ste 300
Denver, CO  80202-3531

Merrill Lynch Pierce Fenner &
Smith FBO The Sole Benefit of
Customers
Attn: Fund Administration                8.82%            6.95%           15.51%              -               -
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

(1)  Owned of record and beneficially.

(2) Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.


AIM SELECT BASIC VALUE FUND

                                                 CLASS A                    CLASS B                   CLASS C
                                                  SHARES                     SHARES                    SHARES
                                         ------------------------- -------------------------- -------------------------
                                                PERCENTAGE                PERCENTAGE                 PERCENTAGE
          NAME AND ADDRESS OF                    OWNED OF                   OWNED OF                  OWNED OF
           PRINCIPAL HOLDER                       RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
A I M Advisors, Inc.(1)
Attn:  Corporate Controller                      100%(2)                    100%(2)                   100%(2)
11 Greenway Plz, Ste 100
Houston, TX  77046-1103

(1)  Owned of record and beneficially.

(2) Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM WEINGARTEN FUND

                                      CLASS A         CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                      SHARES           SHARES          SHARES            SHARES         CLASS SHARES
                                  ---------------- --------------- --------------- ------------------ -----------------
                                    PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE         PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF         OWNED OF        OWNED OF          OWNED OF          OWNED OF
        PRINCIPAL HOLDER              RECORD           RECORD          RECORD            RECORD            RECORD
--------------------------------- ---------------- --------------- --------------- ------------------ -----------------
AIM Foundation
Attn:  Patricia Lewis                    -               -               -                 -               28.73%
11 Greenway Plz, Ste 2600
Houston, TX  77046

Citigroup Global House Acct
Attn:  Cindy Tempesta
7th Floor                              7.60%           5.92%           5.39%               -                 -
333 West 34th Street
New York, NY  10001-2483

City of Cambridge, Trustee FBO
City of Cambridge 457 Deferred
Compensation Plan                        -               -               -                 -               8.02%
C/O Great West, Recordkeeper
8515 E Orchard Rd 2T2
Englewood, CO  80111-5002

City of Springfield, Trustee
FBO City of Springfield 457 DCP
C/O Great West, Recordkeeper             -               -               -                 -               7.44%
8515 E Orchard Rd. 2T2
Engelwood, CO  80111-5037

Cortina Tool & Molding Co.
Michael Giannelli                        -               -               -               5.47%               -
912 Tamer Ln
Glenview, IL 60025-3767

David Leary, Trustee
FBO Town of Weymouth
457 Deferred Compensation Plan           -               -               -                 -               13.16%
C/O Great West, Recordkeeper
8515 E Orchard Rd 2T2
Englewood, CO  80111-0000

First Command Bank Trust
Attn:  Trust Department                  -               -               -                 -               6.45%
PO Box 901075
Fort Worth, TX  76101-0000

Macquarium Inc. 401(k)
Mark F Adler Trustees
Omnibus Acct                             -               -               -               8.54%               -
910 Travis St, Ste 1950
Houston, TX  77002-5806

                                      CLASS A         CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                      SHARES           SHARES          SHARES            SHARES         CLASS SHARES
                                  ---------------- --------------- --------------- ------------------ -----------------
                                    PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE         PERCENTAGE
      NAME AND ADDRESS OF            OWNED OF         OWNED OF        OWNED OF          OWNED OF          OWNED OF
        PRINCIPAL HOLDER              RECORD           RECORD          RECORD            RECORD            RECORD
--------------------------------- ---------------- --------------- --------------- ------------------ -----------------
MCB Trust Services Custodian
FBO Harmony Printing &
Development                              -               -               -              16.09%               -
700 17th St, Ste 300
Denver, CO 80202-3531

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                              9.44%             -             15.45%           15.76%               -
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Reginald B Berka or William
Nichtberger Trustees FBO
Aphelion Inc. Employees Savings          -               -               -               6.53%               -
Trust
1100 Nasa Rd 1, Ste 606
Houston, TX  77058-3325

Town of Watertown, Trustee
FBO Town of Watertown
457 Deferred Compensation Plan           -               -               -                 -               5.13%
C/O Great West, Recordkeeper
8515 E Orchard Rd 2T2
Englewood, CO   80111-0000

William Wilson Assoc Architects
401(k)
James Leslie TTEE                        -               -               -               7.05%               -
Omnibus Acct
374 Congress St, Ste 400
Boston, MA  02210-1807

MANAGEMENT OWNERSHIP

         As of March 22, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


     FUND NAME                            2004                                            2003
-------------------   ---------------------------------------------   ---------------------------------------------
                                                           NET                                            NET
                       MANAGEMENT      MANAGEMENT       MANAGEMENT     MANAGEMENT       MANAGEMENT     MANAGEMENT
                       FEE PAYABLE     FEE WAIVERS       FEE PAID      FEE PAYABLE     FEE WAIVERS      FEE PAID
                      -------------   -------------   -------------   -------------   -------------   -------------
AIM Aggressive
Growth Fund           $  14,026,309   $      12,113   $  14,014,196   $  13,458,191   $      16,521   $  13,441,670

AIM Blue Chip Fund       18,508,235          11,809      18,496,426      17,924,075          21,702      17,902,373

AIM Capital
Development Fund          7,018,923           8,699       7,010,224       6,014,863          11,378       6,003,485

AIM Charter Fund         20,136,790          44,820      20,091,970      20,917,533          71,387      20,846,146

AIM Constellation
Fund                     46,243,987         623,391      45,620,596      46,349,081         638,100      45,710,981

AIM Dent
Demographic Trends
Fund                      4,330,717           4,738       4,325,979       4,249,017           3,998       4,245,019

AIM Diversified
Dividend Fund               600,345         531,230          69,115         215,768         175,090          40,678

AIM Emerging
Growth Fund               1,288,859           1,983       1,286,876       1,059,148           2,037       1,057,111

AIM Large Cap
Basic Value Fund      $   2,109,274   $       2,312   $   2,106,962   $   1,211,828   $       1,844   $   1,209,984




     FUND NAME                           2002
-------------------   ---------------------------------------------
                                                          NET
                       MANAGEMENT      MANAGEMENT      MANAGEMENT
                       FEE PAYABLE     FEE WAIVERS      FEE PAID
                      -------------   -------------   -------------
AIM Aggressive
Growth Fund           $  17,081,494   $       16,40   $  17,065,094

AIM Blue Chip Fund       24,803,281          26,519      24,776,762

AIM Capital
Development Fund          7,368,692          11,465       7,357,227

AIM Charter Fund         29,583,893          58,255      29,525,638

AIM Constellation
Fund                     63,117,935       1,334,866      61,783,069

AIM Dent
Demographic Trends
Fund                      6,351,166           5,666       6,345,500

AIM Diversified
Dividend Fund                44,236          44,236             -0-

AIM Emerging
Growth Fund               1,352,147           1,704       1,350,443

AIM Large Cap
Basic Value Fund      $   1,168,281   $         793   $   1,167,488

     FUND NAME                            2004                                            2003
-------------------   ---------------------------------------------   ---------------------------------------------
                                                           NET                                            NET
                       MANAGEMENT      MANAGEMENT       MANAGEMENT     MANAGEMENT       MANAGEMENT     MANAGEMENT
                       FEE PAYABLE     FEE WAIVERS       FEE PAID      FEE PAYABLE     FEE WAIVERS      FEE PAID
                      -------------   -------------   -------------   -------------   -------------   -------------
AIM Large Cap
Growth Fund               5,663,512           3,368       5,660,144       1,987,347           1,994       1,985,353

AIM Mid Cap Growth
Fund                      1,780,749           2,147       1,778,602       1,343,201           2,625       1,340,576

AIM Select Basic
Value Fund(1)                 9,586           9,586             -0-           7,610           7,610   $         -0-

AIM Weingarten Fund      17,028,857           5,987      17,022,870      17,030,956           8,168      17,022,788


     FUND NAME                           2002
-------------------   ---------------------------------------------
                                                          NET
                       MANAGEMENT      MANAGEMENT      MANAGEMENT
                       FEE PAYABLE     FEE WAIVERS      FEE PAID
                      -------------   -------------   -------------
AIM Large Cap
Growth Fund               2,371,037           3,052       2,367,985

AIM Mid Cap Growth
Fund                      1,620,211           2,679       1,617,532

AIM Select Basic
Value Fund(1)                 1,164           1,164             -0-

AIM Weingarten Fund      26,086,537          28,985      26,057,552

(1)     Commenced operations on August 30, 2002

         For the last three fiscal years ended October 31, the sub-advisory fees paid by AIM to H.S. Dent Advisors, Inc. with respect to services provided to the AIM Dent Demographic Trends Funds were as follows:

                                               2004            2003            2002
                                           -------------   -------------   -------------
AIM Dent Demographic Trends Fund.........  $     555,906   $     649,850   $     971,355

                                   APPENDIX G
                               PORTFOLIO MANAGERS

                             As of October 31, 2004


                            INVESTMENTS IN EACH FUND

              NAME OF PORTFOLIO MANAGER                        DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
------------------------------------------------------- ------------------------------------------------------
                                         AIM AGGRESSIVE GROWTH FUND

Jay K. Rushin                                                                   None

                                             AIM BLUE CHIP FUND

Kirk L. Anderson                                                               $1 - $10,000
Monika H. Degan                                                          $100,001 - $500,000

                                        AIM CAPITAL DEVELOPMENT FUND

Paul J. Rasplicka                                                        $100,001 - $500,000

                                              AIM CHARTER FUND

Ronald S. Sloan                                                         $500,001 - $1,000,000

                                           AIM CONSTELLATION FUND

Christian A. Costanzo                                                    $100,001 - $500,000
Robert J. Lloyd                                                                  None
Bryan A. Unterhalter                                                      $10,001 - $50,000
Kenneth A. Zschappel                                                     $100,001 - $500,000

                                      AIM DENT DEMOGRAPHIC TRENDS FUND

Kirk L. Anderson                                                               $1 - $10,000
James G. Birdsall                                                         $10,001 - $50,000
Lanny H. Sachnowitz                                                      $500,001 - $1,000,000

                                        AIM DIVERSIFIED DIVIDEND FUND

Meggan M. Walsh                                                          $100,001 - $500,000

                                          AIM EMERGING GROWTH FUND

Jay K. Rushin                                                                  $1 - $10,000

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

              NAME OF PORTFOLIO MANAGER                        DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
------------------------------------------------------- ------------------------------------------------------
                                       AIM LARGE CAP BASIC VALUE FUND

R. Canon Coleman II                                                       $50,001 - $100,000
Matthew W. Seinsheimer                                                    $10,001 - $50,000
Michael J. Simon                                                          $10,001 - $50,000
Bret W. Stanley                                                         $500,001 - $1,000,000

                                          AIM LARGE CAP GROWTH FUND

Geoffrey V. Keeling                                                      $100,001 - $500,000
Robert L. Shoss                                                          $100,001 - $500,000

                                           AIM MID CAP GROWTH FUND

Karl Farmer                                                               $50,001 - $100,000
Paul Rasplicka(2)                                                              $1 - $10,000

                                      AIM SELECT BASIC VALUE FUND(3)

R. Canon Coleman II                                                              None
Matthew W. Seinsheimer                                                           None
Michael J. Simon                                                                 None
Bret W. Stanley                                                                  None

                                             AIM WEINGARTEN FUND

James G. Birdsall                                                        $100,001 - $500,000
Lanny H. Sachnowitz                                                     $500,001 - $1,000,000

DESCRIPTION OF COMPENSATION STRUCTURE

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

>> BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.


----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Rasplicka began serving as portfolio manager on AIM Mid Cap Growth Fund on April 29, 2005. Ownership information has been provided as of March 31, 2005.

(3)  The Fund is not currently open to investors.

>> ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

>> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

>> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

>> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of October 31, 2004

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
   NAME OF PORTFOLIO MANAGER                                   TOTAL ASSETS BY CATEGORY
--------------------------------- ------------------------------------------------------------------------------
                                          AIM AGGRESSIVE GROWTH FUND

Jay K. Rushin                     10 Registered Mutual Funds with $1,832,566,185 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $14,146,084 in total assets under management

                                  2 Other Accounts with $302,491 in total assets under management(4)

                                              AIM BLUE CHIP FUND

Kirk L. Anderson                  16 Registered Mutual Funds with $5,446,066,160 in total assets under management

                                  4 Unregistered Pooled Investment Vehicle with $403,532,853 in total assets under management

Monika H. Degan                   4 Registered Mutual Funds with $1,963,367,362 in total assets under management


----------
(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
   NAME OF PORTFOLIO MANAGER                                   TOTAL ASSETS BY CATEGORY
--------------------------------- ------------------------------------------------------------------------------

                                         AIM CAPITAL DEVELOPMENT FUND

Paul J. Rasplicka                 6 Registered Mutual Funds with $3,195,133,930 in total assets under management

                                  1 Other Account with $1,722,818 in total assets under management

                                               AIM CHARTER FUND

Ronald S. Sloan                   10 Registered Mutual Funds with $14,243,823,980 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles with $54,820,135 in total assets under management

                                  7,696 Other Accounts with $1,605,249,642 in total assets under management(4)

                                            AIM CONSTELLATION FUND

Christian A. Costanzo             4 Registered Mutual Funds with $1,771,220,355 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles  with $59,249,113 in total assets under management

                                  201 Other Accounts with $32,983,919 in total assets under management(4)

Robert J. Lloyd                   5 Registered Mutual Funds with $3,853,316,960 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles with $59,249,113 in total assets under management

                                  201 Other Accounts with $32,983,919 in total assets under management(4)

Bryan A. Unterhalter              13 Registered Mutual Funds with $4,169,122,766 in total assets under management

                                  5 Unregistered Pooled Investment Vehicles with $441,234,148 in total assets under management

                                  201 Other Accounts with $32,983,919 in total assets under management(4)


----------
(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
   NAME OF PORTFOLIO MANAGER                                   TOTAL ASSETS BY CATEGORY
--------------------------------- ------------------------------------------------------------------------------
Kenneth A. Zschappel              5 Registered Mutual Funds with $3,853,316,960 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles with $59,249,113 in total assets under management

                                  201 Other Accounts with $32,983,919 in total assets under management(4)

                                       AIM DENT DEMOGRAPHIC TRENDS FUND

Kirk L. Anderson                  16 Registered Mutual Funds with $7,569,413,220 in total assets under management

                                  4 Unregistered Pooled Investment Vehicle with $403,532,853 in total assets under management

James G. Birdsall                 5 Registered Mutual Funds with $3,747,615,227 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $18,369,509 in total assets under management

Lanny H. Sachnowitz               6 Registered Mutual Funds with $11,358,499,203 in total assets under management

                                  1 Unregistered Pooled Investment  Vehicle with $18,369,509 in total assets under management

                                         AIM DIVERSIFIED DIVIDEND FUND

Meggan M. Walsh                   3 Registered Mutual Funds with $1,211,843,828 in total assets under management

                                           AIM EMERGING GROWTH FUND

Jay K. Rushin                     10 Registered Mutual Funds with $3,658,024,828 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $14,146,084 in total assets under management

                                  2 Other Accounts with $302,491 in total assets under management(4)

----------
(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
   NAME OF PORTFOLIO MANAGER                                   TOTAL ASSETS BY CATEGORY
--------------------------------- ------------------------------------------------------------------------------
                                        AIM LARGE CAP BASIC VALUE FUND

R. Canon Coleman II               8 Registered Mutual Funds with $10,090,324,076 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

                                        AIM LARGE CAP BASIC VALUE FUND

Matthew W. Seinsheimer            8 Registered Mutual Funds with $10,090,324,076 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

Michael J. Simon                  12 Registered Mutual Funds with $11,384,494,170 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

Bret W. Stanley                   11 Registered Mutual Funds with $20,628,926,879 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

                                           AIM LARGE CAP GROWTH FUND

Geoffrey V. Keeling               2 Registered Mutual Funds with $147,937,233 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $12,348,024 in total assets under management

                                  12 Other Accounts with $3,182,749 in total assets under management(4)

----------
(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
   NAME OF PORTFOLIO MANAGER                                   TOTAL ASSETS BY CATEGORY
--------------------------------- ------------------------------------------------------------------------------
Robert L. Shoss                   2 Registered Mutual Funds with $147,937,233 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $12,348,024 in total assets under management

                                  12 Other Accounts with $3,182,749 in total assets under management(4)

                                            AIM MID CAP GROWTH FUND

Karl Farmer                       7 Registered Mutual Funds with $2,849,187,575 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $14,146,084 in total assets under management

                                  2 Other Accounts with $302,491 in total assets under management(4)

Paul J. Rasplicka(5)              7 Registered Mutual Funds with $3,712,416,204 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $14,146,084 in total assets under management

                                  1 Other Account with $2,239,001 in total assets under management(4)

                                          AIM SELECT BASIC VALUE FUND

R. Canon Coleman II               8 Registered Mutual Funds with $10,445,528,127 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

Matthew W. Seinsheimer            8 Registered Mutual Funds with $10,445,528,127 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

----------
(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(5) Mr. Rasplicka began serving as portfolio manager on AIM Mid Cap Growth Fund on April 29, 2005. Information on other accounts that he manages has been provided as of March 31, 2005.

                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
   NAME OF PORTFOLIO MANAGER                                   TOTAL ASSETS BY CATEGORY
--------------------------------- ------------------------------------------------------------------------------
Michael J. Simon                  12 Registered Mutual Funds with $11,739,698,220 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

Bret W. Stanley                   11 Registered Mutual Funds with $20,984,130,930 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $19,874,242 in total assets under management

                                  3577 Other Accounts with $969,329,361 in total assets under management(4)

                                              AIM WEINGARTEN FUND

James G. Birdsall                 5 Registered Mutual Funds with $1,842,889,409 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $18,369,509 in total assets under management

Lanny H. Sachnowitz               6 Registered Mutual Funds with $9,453,773,386 in total assets under management

                                  1 Unregistered Pooled Investment Vehicle with $18,369,509 in total assets under management

----------
(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.


POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

>> The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

>> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

>> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

>> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

         FUND NAME                      2004                       2003                        2002
---------------------------- --------------------------- -------------------------- ---------------------------
AIM Aggressive Growth Fund         $   476,287                 $     453,825              $     383,159
AIM Blue Chip Fund                    575,871                        540,113                    441,011
AIM Capital Development Fund          282,196                        240,864                    205,580
AIM Charter Fund                      585,397                        574,103                    468,551
AIM Constellation Fund                710,711                        696,174                    629,514
AIM Dent Demographic Trends Fund      140,580                        132,438                    145,864
AIM Diversified Dividend Fund          50,000                         50,000                     41,781
AIM Emerging Growth Fund               50,000                         50,000                     50,000
AIM Large Cap Basic Value Fund        125,883                         50,000                     50,000
AIM Large Cap Growth Fund             218,708                         91,795                     87,337
AIM Mid Cap Growth Fund                86,224                         50,000                     50,000
AIM Select Basic Value
Fund(1)                                50,000                         50,000                      8,493
AIM Weingarten Fund                   533,540                        519,857                    450,564

(1)  Commenced operations on August 30, 2002.

                                   APPENDIX I

                              BROKERAGE COMMISSIONS

         Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years or period ended October 31, were as follows:

                  FUND                         2004            2003             2002
----------------------------------------   -------------   -------------   -------------
AIM Aggressive Growth Fund                 $   7,102,771   $   5,139,873   $   5,920,899
AIM Blue Chip Fund(2)                          2,264,163       2,832,412       4,014,589
AIM Capital Development Fund(3)                2,240,761       3,101,168       4,525,600
AIM Charter Fund(4)                            3,381,601       3,525,696      12,272,154
AIM Constellation Fund(5)                     10,626,009      13,209,426      16,936,943
AIM Dent Demographic Trends Fund               1,980,689       3,147,902       4,652,389
AIM Diversified Dividend Fund                     67,689          66,926          17,394
AIM Emerging Growth Fund                       1,559,615       2,313,707       2,158,091
AIM Large Cap Basic Value Fund                   149,169         280,781         300,919
AIM Large Cap Growth Fund                      2,273,002       1,051,689         864,959
AIM Mid Cap Growth Fund                        1,108,221       1,267,594       1,118,766
AIM Select Basic Value Fund(6)                       431             570           1,313
AIM Weingarten Fund(7)                         6,145,868      12,206,561      23,824,701

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in brokerage commissions paid by AIM Blue Chip Fund for the fiscal year ended October 31, 2003, as compared to the prior fiscal year was due to a decrease in the average net assets of the Fund.

(3) The variation in brokerage commissions paid by AIM Capital Development Fund for the fiscal year ended October 31, 2003, as compared to the prior fiscal year was due to decrease in portfolio turnover.

(4) The variation in brokerage commissions paid by AIM Charter Fund for the fiscal year ended October 31, 2003, as compared to the two prior fiscal years was due to the repositioning of the Fund in 2002, resulting in decreased portfolio turnover and decreased commissions.

(5) The variation in brokerage commissions paid by AIM Constellation Fund for the fiscal year ended October 31, 2003, as compared to the prior fiscal year was due to a decrease in asset levels and portfolio transactions.

(6)  Commenced operations on August 30, 2002.

(7) The variation in the brokerage commissions paid by AIM Weingarten Fund for the fiscal year ended October 31, 2003, as compared to the prior fiscal year, was due to a decrease in assets and portfolio turnover.

                                   APPENDIX J

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended October 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                     Related
Fund                                               Transactions(1)          Brokerage Commissions(1)
----                                         ---------------------          ------------------------
AIM Aggressive Growth Fund                   $    3,661,519,389.34          $        7,930,626.33
AIM Blue Chip Fund                                1,648,521,328.82                   1,915,196.70
AIM Capital Development Fund                      1,005,659,315.62                   4,761,859.73
AIM Charter Fund                                  2,131,213,461.20                   3,018,888.70
AIM Constellation Fund                            6,012,345,994.81                  12,147,962.04
AIM Dent Demographic Trends Fund                  1,058,387,927.74                   2,097,260.65
AIM Diversified Dividend Fund                        91,049,675.43                      91,950.71
AIM Emerging Growth Fund                            563,273,132.67                   4,634,767.97
AIM Large Cap Basic Value Fund                      156,558,434.56                     129,622.91
AIM Large Cap Growth Fund                         1,537,684,180.51                   2,048,160.67
AIM Mid Cap Growth Fund                             571,548,936.58                   1,201,521.39
AIM Select Basic Value Fund                             307,888.28                         329.61
AIM Weingarten Fund                               3,324,018,528.77                   5,983,786.10

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.


         During the last fiscal year ended October 31, 2004, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

              Fund/Issuer                   Security                    Market Value (as of October 31, 2004)
              -----------                 ------------                  -------------------------------------
AIM Aggressive Growth Fund
   Edwards (A.G), Inc.                    Common Stock                             $    9,065,000
   Legg Mason, Inc.                       Common Stock                                 28,669,500
   Lehman Brothers Holdings Inc.          Common Stock                                 14,376,250

AIM Blue Chip Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                                  30,989,700
   JP Morgan Chase & Co.                  Common Stock                                  52,882,000
   Merrill Lynch & Co., Inc.              Common Stock                                  29,667,000
   Morgan Stanley                         Common Stock                                  25,545,000

AIM Charter Fund
   Morgan Stanley                         Common Stock                                  29,747,152

              Fund/Issuer                   Security                    Market Value (as of October 31, 2004)
              -----------                 ------------                  -------------------------------------
AIM Constellation Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                                $ 24,595,000
   JP Morgan Chase & Co.                  Common Stock                                  57,900,000


AIM Dent Demographic Trends Fund
   Legg Mason, Inc.                       Common Stock                                   5,606,480
   Goldman Sachs Group, Inc. (The)        Common Stock                                   8,509,870


AIM Diversified Dividend Fund
   Morgan Stanley                         Common Stock                                   2,166,216


AIM Emerging Growth Fund
   Legg Mason, Inc.                       Common Stock                                   1,433,475


AIM Large Cap Basic Value Fund
   JP Morgan Chase & Co.                  Common Stock                                  12,481,542
   Merrill Lynch & Co., Inc.              Common Stock                                   6,893,532
   Morgan Stanley                         Common Stock                                   8,276,580


AIM Mid Cap Growth Fund
   Legg Mason, Inc.                       Common Stock                                   2,357,270


AIM Select Basic Value Fund
   JP Morgan Chase & Co.                  Common Stock                                      45,355
   Merrill Lynch & Co., Inc.              Common Stock                                      43,152


AIM Weingarten Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                                  39,352,000
   JP Morgan Chase & Co.                  Common Stock                                  38,600,000
   Lehman Brothers Holdings Inc.          Common Stock                                  24,645,000
   Merrill Lynch & Co., Inc.              Common Stock                                  26,970,000

                                   APPENDIX K

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended October 31, 2004 follows:

                                                                                                INVESTOR
                                   CLASS A          CLASS B         CLASS C        CLASS R        CLASS
            FUND                   SHARES            SHARES          SHARES        SHARES        SHARES
------------------------------ ---------------- ----------------- ------------- -------------- ------------
AIM Aggressive Growth Fund     $     4,656,901  $      2,595,972  $   763,418   $      11,194        $ N/A
AIM Blue Chip Fund                   4,938,054        11,670,174     2,664,429         27,995       88,542
AIM Capital Development
Fund(1)                              2,031,361         3,967,972       729,633         14,320          N/A
AIM Charter Fund                     5,883,153        10,549,491     1,572,686         11,195          N/A
AIM Constellation Fund              19,016,041         6,702,181     1,845,072         24,911          N/A
AIM Dent Demographic Trends
Fund                                   696,911         2,372,817       878,618            N/A          N/A
AIM Diversified Dividend
Fund(2)                                134,282           318,360        98,436            N/A          N/A
AIM Emerging Growth Fund               292,015           492,630       189,346            N/A          N/A
AIM Large Cap Basic Value
Fund                                   525,588           893,755       314,386          3,976      188,897
AIM Large Cap Growth Fund              606,542         1,205,821       499,243         12,219      888,532
AIM Mid Cap Growth Fund                394,349           802,204       291,132          2,920          N/A
AIM Select Basic Value Fund              1,790             3,834         3,834            N/A          N/A
AIM Weingarten Fund                  6,122,534         5,114,549       873,155          5,355          N/A

(1) Investor Class shares of AIM Capital Development Fund commenced operations on November 30, 2004.

(2) Investor Class shares of AIM Diversified Dividend Fund commenced operations on April 29, 2005.

                                   APPENDIX L

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended October 31, 2004, follows:

                                                                                                          TRAVEL
                                                 PRINTING &   UNDERWRITERS    DEALERS                     RELATED
                                   ADVERTISING    MAILING     COMPENSATION  COMPENSATION    SEMINARS    TO MARKETING    PERSONNEL
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------
AIM Aggressive Growth Fund        $          0  $          0  $          0  $  4,656,901  $          0  $          0  $          0
AIM Blue Chip Fund                     133,285        16,266             0     3,930,015        73,185        29,274       756,029
AIM Capital Development Fund            56,996         6,445             0     1,615,541        30,778        10,678       310,923
AIM Charter Fund                        97,951        11,901             0     5,153,353        52,383        20,851       546,714
AIM Constellation Fund                 310,717        37,958             0    16,677,007       169,055        67,798     1,753,505
AIM Dent Demographic Trends Fund        19,261         2,399             0       550,281         9,998         4,999       109,973
AIM Diversified Dividend Fund            3,458           442             0       107,272         2,149           614        20,257
AIM Emerging Growth Fund                 8,105         1,010             0       231,719         4,207         2,103        44,871
AIM Large Cap Basic Value Fund          14,465         1,658             0       417,799         8,291         3,224        80,151
AIM Large Cap Growth Fund               15,889         1,950             0       481,666         9,557         3,823        93,657
AIM Mid Cap Growth Fund                 10,579         1,281             0       313,107         5,930         2,372        61,080
AIM Select Basic Value Fund                  0             0             0             0             0             0             0
AIM Weingarten Fund                    100,601        12,309             0     5,362,915        55,129        22,264       569,316

         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended October 31, 2004, follows:

                                                                                                          TRAVEL
                                                 PRINTING &   UNDERWRITERS    DEALERS                     RELATED
                                  ADVERTISING     MAILING     COMPENSATION  COMPENSATION    SEMINARS    TO MARKETING    PERSONNEL
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------
AIM Aggressive Growth Fund        $      6,447  $        789  $  1,946,979  $    600,967  $      3,509  $      1,316  $     35,965
AIM Blue Chip Fund                      18,222         2,245     8,752,631     2,779,864         9,914         3,998       103,300
AIM Capital Development Fund             5,299           647     2,975,979       952,311         2,904         1,244        29,588
AIM Charter Fund                        11,523         1,430     7,912,118     2,549,516         6,354         2,444        66,106
AIM Constellation Fund                  13,284         1,631     5,026,636     1,574,918         7,174         2,832        75,706
AIM Dent Demographic Trends Fund         4,250           522     1,779,613       561,842         2,216         1,023        23,351
AIM Diversified Dividend Fund              961             0       238,770        69,332           962           321         8,014
AIM Emerging Growth Fund                 1,060           105       369,473       114,804           777           194         6,217
AIM Large Cap Basic Value Fund           1,931           291       670,316       208,498         1,211           404        11,104
AIM Large Cap Growth Fund                2,745           333       904,366       281,134         1,437           616        15,190
AIM Mid Cap Growth Fund                  2,075           313       601,653       184,703         1,303           434        11,723
AIM Select Basic Value Fund                  0             0             0             0             0             0             0
AIM Weingarten Fund                      8,774         1,082     3,835,912     1,212,991         4,844         1,837        49,109

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended October 31, 2004, follows:

                                                                                                          TRAVEL
                                                 PRINTING &   UNDERWRITERS    DEALERS                     RELATED
                                  ADVERTISING     MAILING     COMPENSATION  COMPENSATION    SEMINARS    TO MARKETING   PERSONNEL
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------
AIM Aggressive Growth Fund        $      3,463  $        419  $     89,293  $    651,350  $      1,553  $        776  $     16,564
AIM Blue Chip Fund                       5,948           735       174,327     2,445,731         3,342         1,300        33,046
AIM Capital Development Fund             2,522           289        71,083       640,277         1,406           602        13,454
AIM Charter Fund                         2,905           352        85,471     1,465,562         1,628           651        16,117
AIM Constellation Fund                   5,592           668       171,114     1,630,368         3,246         1,391        32,693
AIM Dent Demographic Trends Fund         2,015           275        57,213       806,720         1,144           381        10,870
AIM Diversified Dividend Fund              734             0        30,803        59,931           733                       6,234
AIM Emerging Growth Fund                     0             0        18,992       165,870           264                       4,220
AIM Large Cap Basic Value Fund           1,133            53        42,686       261,029           889           296         8,300
AIM Large Cap Growth Fund                3,496           436        93,456       381,894         1,815           907        17,239
AIM Mid Cap Growth Fund                  1,680           130        53,209       224,530         1,086           362        10,135
AIM Select Basic Value Fund                  0             0             0             0             0             0             0
AIM Weingarten Fund                      2,830           343        72,966       781,577         1,269           634        13,536

         An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended October 31, 2004, follows:

                                                                                                          TRAVEL
                                                 PRINTING &   UNDERWRITERS    DEALERS                     RELATED
                                  ADVERTISING     MAILING     COMPENSATION  COMPENSATION    SEMINARS    TO MARKETING    PERSONNEL
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------
AIM Aggressive Growth Fund        $        191  $         25  $          0  $      9,681  $        102  $         31  $      1,164
AIM Blue Chip Fund                         439            66             0        24,229           244            57         2,960
AIM Capital Development Fund               260            32             0        12,293           156            66         1,513
AIM Charter Fund                           213            26             0         9,622           110            32         1,192
AIM Constellation Fund                     472            55             0        21,565           236           100         2,483
AIM Dent Demographic Trends Fund             0             0             0             0             0             0             0
AIM Diversified Dividend Fund                0             0             0             0             0             0             0
AIM Emerging Growth Fund                     0             0             0             0             0             0             0
AIM Large Cap Basic Value Fund              78            10             0         3,294            51            18           524
AIM Large Cap Growth Fund                  187            25             0        10,710           112            37         1,148
AIM Mid Cap Growth Fund                     81             9             0         2,381            39            19           391
AIM Select Basic Value Fund                  0             0             0             0             0             0             0
AIM Weingarten Fund                        164            16             0         4,365            71            35           705

         An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the fiscal year ended October 31, 2004, follows:

                                                                                                          TRAVEL
                                                 PRINTING &   UNDERWRITERS    DEALERS                     RELATED
                                  ADVERTISING     MAILING     COMPENSATION  COMPENSATION    SEMINARS    TO MARKETING    PERSONNEL
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------
AIM Aggressive Growth Fund        $          0  $          0  $          0  $          0  $          0  $          0  $          0
AIM Blue Chip Fund                       4,156             0             0        52,523         2,771         1,385        27,707
AIM Capital Development Fund(1)              0             0             0             0             0             0             0
AIM Charter Fund                             0             0             0             0             0             0             0
AIM Constellation Fund                       0             0             0             0             0             0             0
AIM Dent Demographic Trends Fund             0             0             0             0             0             0             0
AIM Diversified Dividend Fund(2)             0             0             0             0             0             0             0
AIM Emerging Growth Fund                     0             0             0             0             0             0             0
AIM Large Cap Basic Value Fund           4,014           509             0       161,469         1,979           566        20,360
AIM Large Cap Growth Fund               39,359         4,731             0       610,418        21,198         4,240       208,586
AIM Mid Cap Growth Fund                      0             0             0             0             0             0             0
AIM Select Basic Value Fund                  0             0             0             0             0             0             0
AIM Weingarten Fund                          0             0             0             0             0             0             0

(1) Investor Class shares of AIM Capital Development Fund commenced operations on November 30, 2004.

(2) Investor Class shares of AIM Diversified Dividend Fund commenced operations on April 29, 2005.

                                   APPENDIX M

                               TOTAL SALES CHARGES

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal periods or years ending October 31:

                                              2004                          2003                         2002
                                  ----------------------------  ----------------------------  ----------------------------
                                      SALES         AMOUNT          SALES         AMOUNT          SALES         AMOUNT
                                     CHARGES       RETAINED        CHARGES       RETAINED        CHARGES        RETAINED
                                  -------------  -------------  -------------  -------------  -------------  -------------
AIM Aggressive Growth Fund        $   1,278,331  $     227,703  $   1,477,466  $     247,028  $   2,490,945  $     401,540
AIM Blue Chip Fund                    2,001,577        330,881      2,166,217        345,660      3,369,955        524,961
AIM Capital Development Fund          1,053,950        171,202        650,576        104,786      1,081,325        167,124
AIM Charter Fund                      1,424,204        234,197      1,630,264        266,509      2,445,644        387,132
AIM Constellation Fund                4,354,421        743,284      5,079,332        829,628      7,869,917      1,272,976
AIM Dent Demographic Trends Fund        485,306         80,876        500,311         76,461        890,896        131,333
AIM Diversified Dividend Fund           392,983         64,410        229,293         36,213         70,911         11,277
AIM Emerging Growth Fund                197,642         34,680        200,893         30,155        255,036         42,050
AIM Large Cap Basic Value Fund          464,545         78,339        350,376         57,471        447,812         72,325
AIM Large Cap Growth Fund               497,494         83,801        388,322         64,104        567,190         89,304
AIM Mid Cap Growth Fund                 457,622         77,275        324,066         51,252        456,202         70,433
AIM Select Basic Value Fund(1)              N/A            N/A            N/A            N/A            N/A            N/A
AIM Weingarten Fund                   1,486,620        252,306      1,731,309        286,925      2,965,221        482,681

(1)    Commenced operations on August 30, 2002

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal periods or years ended October 31:

                                      2004           2003           2002
                                  -------------  -------------  -------------
AIM Aggressive Growth Fund        $      62,248  $      63,023  $      88,844
AIM Blue Chip Fund                      124,827         47,754        107,445
AIM Capital Development Fund             31,883          8,033         15,360
AIM Charter Fund                         70,086         15,403         69,358
AIM Constellation Fund                  115,355         17,015        183,857
AIM Dent Demographic Trends Fund         28,119          4,229         27,687
AIM Diversified Dividend Fund            10,486            593             83
AIM Emerging Growth Fund                 10,438         18,295          8,141
AIM Large Cap Basic Value Fund           17,199          5,191         10,512
AIM Large Cap Growth Fund                18,165          4,838         19,917
AIM Mid Cap Growth Fund                  16,576          3,045         16,428
AIM Select Basic Value Fund(1)              N/A            N/A            N/A
AIM Weingarten Fund                      64,693         11,387         61,852

(1)  Commenced operations on August 30, 2002

                                   APPENDIX N

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS A SHARES:                         1 YEAR       5 YEARS      10 YEARS         INCEPTION             DATE
                                        ------       -------      --------         ---------          ----------
AIM Aggressive Growth Fund               1.16%       (1.67)%        7.43%             N/A             05/01/1984
AIM Blue Chip Fund                      (3.27)       (7.77)         7.58              N/A             02/04/1987
AIM Capital Development Fund             3.83         5.66           N/A             8.68%            06/17/1996
AIM Charter Fund                         3.53        (5.19)         8.08              N/A             11/26/1968
AIM Constellation Fund                  (2.47)       (4.56)         6.29              N/A             04/30/1976
AIM Dent Demographic Fund               (4.74)       (9.41)          N/A             (5.40)           06/07/1999
AIM Diversified Dividend                 7.10          N/A           N/A              3.54            12/31/2001
AIM Emerging Growth Fund                 0.46          N/A           N/A             (9.11)           03/31/2000
AIM Large Cap Basic Value Fund           2.57         5.19           N/A              3.65            06/30/1999
AIM Large Cap Growth Fund               (2.55)       (5.18)          N/A             (2.40)           03/01/1999
AIM Mid Cap Growth Fund                 (3.81)         N/A           N/A             (3.01)           11/01/1999
AIM Select Basic Value Fund              2.35          N/A           N/A              9.06            08/30/2002
AIM Weingarten Fund                     (1.96)       (12.18)        4.27              N/A             06/17/1969


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                     SINCE             INCEPTION
CLASS B SHARES:                         1 YEAR       5 YEARS      10 YEARS         INCEPTION              DATE
                                        ------       -------      --------         ---------           ----------
AIM Aggressive Growth Fund               1.15%       (1.59)%         N/A             3.01%             03/01/1999
AIM Blue Chip Fund                      (3.24)       (7.70)          N/A              3.87             10/01/1996
AIM Capital Development Fund             4.13         5.85           N/A              7.43             10/01/1996
AIM Charter Fund                         3.81        (5.12)          N/A              6.85             06/26/1995
AIM Constellation Fund                  (2.48)       (4.44)          N/A              0.25             11/03/1997
AIM Dent Demographic Fund               (4.87)       (9.34)          N/A             (5.20)            06/07/1999
AIM Diversified Dividend                 7.63          N/A           N/A              3.96             12/31/2001
AIM Emerging Growth Fund                 0.70          N/A           N/A             (8.95)            03/31/2000
AIM Large Cap Basic Value Fund           2.80          N/A           N/A              2.11             08/01/2000
AIM Large Cap Growth Fund               (2.44)       (5.11)          N/A             (4.07)            04/05/1999
AIM Mid Cap Growth Fund                 (3.96)         N/A           N/A             (2.98)            11/01/1999
AIM Select Basic Value Fund              3.33          N/A           N/A             10.71             08/30/2002
AIM Weingarten Fund                     (2.01)       (12.09)         N/A              2.79             06/26/1995

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                               PERIODS ENDED OCTOBER 31, 2004
                                      ---------------------------------------------------------------------------
CLASS C SHARES:                       1 YEAR       5 YEARS      10 YEARS       SINCE INCEPTION     INCEPTION DATE
                                      ------       -------      --------       ---------------     --------------
AIM Aggressive Growth Fund               5.15%       (1.31)%         N/A             3.14%             03/01/1999
AIM Blue Chip Fund                       0.76        (7.32)          N/A              0.08             08/04/1997
AIM Capital Development Fund             8.14         6.17           N/A              5.66             08/04/1997
AIM Charter Fund                         7.79        (4.79)          N/A              1.48             08/04/1997
AIM Constellation Fund                   1.47        (4.16)          N/A              0.11             08/04/1997
AIM Dent Demographic Fund               (1.00)       (8.99)          N/A             (5.05)            06/07/1999
AIM Diversified Dividend                 11.64         N/A           N/A              4.91             12/31/2001
AIM Emerging Growth Fund                 4.70          N/A           N/A             (8.57)            03/31/2000
AIM Large Cap Basic Value Fund           6.80          N/A           N/A              2.55             08/01/2000
AIM Large Cap Growth Fund                1.44        (4.75)          N/A             (3.90)            04/05/1999
AIM Mid Cap Growth Fund                  0.04          N/A           N/A             (2.59)            11/01/1999
AIM Select Basic Value Fund              7.33          N/A           N/A             11.93             08/30/2002
AIM Weingarten Fund                      1.99        (11.82)         N/A             (3.02)            08/04/1997


         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                             PERIODS ENDED OCTOBER 31, 2004*
                                        -----------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS R SHARES:                         1 YEAR       5 YEARS      10 YEARS         INCEPTION            DATE**
                                        ------       -------      --------         ---------         ----------
AIM Aggressive Growth Fund               6.58%       (0.83)%        7.75%             N/A             05/01/1984
AIM Blue Chip Fund                       2.35         (6.85         8.04              N/A             02/04/1987
AIM Capital Development Fund             9.65         6.69           N/A             9.24%            06/17/1996
AIM Charter Fund                         9.35        (4.32)         8.47              N/A             11/26/1968
AIM Constellation Fund                   2.96        (3.60)         6.72              N/A             04/30/1976
AIM Large Cap Basic Value Fund           8.36         6.22           N/A              4.59            06/30/1999
AIM Large Cap Growth Fund                2.93        (4.23)          N/A             (1.56)           03/01/1999
AIM Mid Cap Growth Fund                  1.57          N/A           N/A             (2.10)           11/01/1999
AIM Weingarten Fund                      3.46        (11.36)        4.65              N/A             06/17/1969

* The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for the periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

         The average annual total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                               PERIODS ENDED OCTOBER 31, 2004
                                         ------------------------------------------------------------------------
                                                                                      SINCE            INCEPTION
INVESTOR SHARES:                         1 YEAR       5 YEARS      10 YEARS          INCEPTION           DATE***
                                         ------       -------      --------          ---------         ----------
AIM Blue Chip Fund*                       2.53%       (6.69)%        8.21%              N/A            02/04/1987
AIM Capital Development Fund**            9.87         6.87           N/A              9.42%           06/17/1996
AIM Diversified Dividend Fund**          13.36          N/A           N/A              5.62            12/31/2001
AIM Large Cap Basic Value Fund*           8.60         6.41           N/A              4.77            06/30/1999
AIM Large Cap Growth Fund*                3.60        (4.01)          N/A             (1.34)           03/01/1999

* The returns shown for these periods are the blended returns of the historical performance of AIM Blue Chip Fund's, AIM Large Cap Basic Value Fund's and AIM Large Cap Growth Fund's Investor Class shares since September 30, 2003 and the restated historical performance of each Funds' Class A shares (for periods prior to September 30, 2003) at net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

** The returns shown for these periods are the restated historical performance of AIM Capital Development Fund's and AIM Diversified Dividend Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

*** The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the Funds' Investor Class shares (except AIM Capital Development Fund and AIM Diversified Dividend Fund) is September 30, 2003. The inception date of the Investor Class shares of AIM Capital Development Fund is November 30, 2004. The inception date of the Investor Class shares of AIM Diversified Dividend Fund is April 29, 2005.


CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS A SHARES:                         1 YEAR       5 YEARS      10 YEARS         INCEPTION             DATE
                                        ------       -------      --------         ---------          ----------
AIM Aggressive Growth Fund               1.16%       (8.08)%       104.69%            N/A             05/01/1984
AIM Blue Chip Fund                      (3.27)       (33.28)       107.65             N/A             02/04/1987
AIM Capital Development Fund             3.83         31.70          N/A            100.79%           06/17/1996
AIM Charter Fund                         3.53        (23.41        117.58             N/A             11/26/1968
AIM Constellation Fund                  (2.47)       (20.81)        84.00             N/A             04/30/1976
AIM Dent Demographic Fund               (4.74)       (38.99)         N/A            (25.90)           06/07/1999
AIM Diversified Dividend                 7.10          N/A           N/A             10.36            12/31/2001
AIM Emerging Growth Fund                 0.46          N/A           N/A            (35.46)           03/31/2000
AIM Large Cap Basic Value Fund           2.57         28.78          N/A             21.11            06/30/1999
AIM Large Cap Growth Fund               (2.55)       (23.35)         N/A            (12.85)           03/01/1999
AIM Mid Cap Growth Fund                 (3.81)         N/A           N/A            (14.18)           11/01/1999
AIM Select Basic Value Fund              2.35          N/A           N/A             20.70            08/30/2002
AIM Weingarten Fund                     (1.96)       (47.76)        51.90             N/A             06/17/1969

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:


                                                              PERIODS ENDED OCTOBER 31, 2004
                                         -----------------------------------------------------------------------
                                                                                      SINCE           INCEPTION
CLASS B SHARES:                          1 YEAR      5 YEARS      10 YEARS          INCEPTION            DATE
                                         ------      -------      --------          ---------         ----------
AIM Aggressive Growth Fund               1.15%       (7.71)%         N/A             18.31%           03/01/1999
AIM Blue Chip Fund                       (3.24)      (33.02)         N/A             35.93            10/01/1996
AIM Capital Development Fund              4.13        32.88          N/A             78.49            10/01/1996
AIM Charter Fund                          3.81       (23.11)         N/A             85.83            06/26/1995
AIM Constellation Fund                   (2.48)      (20.30)         N/A              1.74            11/03/1997
AIM Dent Demographic Fund                (4.87)      (38.74)         N/A            (25.06)           06/07/1999
AIM Diversified Dividend                  7.63         N/A           N/A             11.64            12/31/2001
AIM Emerging Growth Fund                  0.70         N/A           N/A            (34.96)           03/31/2000
AIM Large Cap Basic Value Fund            2.80         N/A           N/A              9.27            08/01/2000
AIM Large Cap Growth Fund                (2.44)      (23.08)         N/A            (20.67)           04/05/1999
AIM Mid Cap Growth Fund                  (3.96)        N/A           N/A            (14.05)           11/01/1999
AIM Select Basic Value Fund               3.33         N/A           N/A             24.70            08/30/2002
AIM Weingarten Fund                      (2.01)      (47.49)         N/A             29.36            06/26/1995

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                      SINCE            INCEPTION
CLASS C SHARES:                         1 YEAR       5 YEARS      10 YEARS          INCEPTION            DATE
                                        ------       -------      --------          ---------         ----------
AIM Aggressive Growth Fund               5.15%       (6.37)%         N/A             19.17%           03/01/1999
AIM Blue Chip Fund                       0.76        (31.64)         N/A              0.60            08/04/1997
AIM Capital Development Fund             8.14         34.91          N/A             49.02            08/04/1997
AIM Charter Fund                         7.79        (21.75)         N/A             11.22            08/04/1997
AIM Constellation Fund                   1.47        (19.14)         N/A              0.77            08/04/1997
AIM Dent Demographic Fund               (1.00)       (37.57)         N/A            (24.40)           06/07/1999
AIM Diversified Dividend                 11.64         N/A           N/A             14.54            12/31/2001
AIM Emerging Growth Fund                 4.70          N/A           N/A            (33.70)           03/31/2000
AIM Large Cap Basic Value Fund           6.80          N/A           N/A             11.27            08/01/2000
AIM Large Cap Growth Fund                1.44        (21.58)         N/A            (19.87)           04/05/1999
AIM Mid Cap Growth Fund                  0.04          N/A           N/A            (12.30)           11/01/1999
AIM Select Basic Value Fund              7.33          N/A           N/A             27.70            08/30/2002
AIM Weingarten Fund                      1.99        (46.68)         N/A            (19.92)           08/04/1997

         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                      SINCE            INCEPTION
CLASS R SHARES:                         1 YEAR       5 YEARS      10 YEARS          INCEPTION            DATE
                                        ------       -------      --------          ---------         ----------
AIM Aggressive Growth Fund               6.58%       (4.06)%       110.99%            N/A             05/01/1984
AIM Blue Chip Fund                       2.35        (29.86)       116.60             N/A             02/04/1987
AIM Capital Development Fund             9.65         38.24          N/A            109.63%           06/17/1996
AIM Charter Fund                         9.35        (19.82)       125.55             N/A             11/26/1968
AIM Constellation Fund                   2.96        (16.75)        91.56             N/A             04/30/1976
AIM Large Cap Basic Value Fund           8.36         35.24          N/A             27.06            06/30/1999
AIM Large Cap Growth Fund                2.93        (19.45)         N/A             (8.51)           03/01/1999
AIM Mid Cap Growth Fund                  1.57          N/A           N/A            (10.05)           11/01/1999
AIM Weingarten Fund                      3.46        (45.29)        57.56             N/A             06/17/1969

* The returns shown for the one year period are the historical returns of the Funds' Class R shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

         The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:


                                                              PERIODS ENDED OCTOBER 31, 2004
                                         -----------------------------------------------------------------------
                                                                                      SINCE           INCEPTION
INVESTOR SHARES:                         1 YEAR      5 YEARS      10 YEARS          INCEPTION           DATE***
                                         ------      -------      --------          ---------         ----------
AIM Blue Chip Fund*                      2.53%      (29.26)%       120.09%            N/A             02/04/1987
AIM Capital Development Fund**            9.87        39.39          N/A            112.43%           06/17/1996
AIM Diversified Dividend Fund**          13.36         N/A           N/A             16.76            12/31/2001
AIM Large Cap Basic Value Fund*           8.60        36.42          N/A             28.24            06/30/1999
AIM Large Cap Growth Fund*                3.60       (18.51)         N/A             (7.35)           03/01/1999


* The returns shown for these periods are the blended returns of AIM Blue Chip Fund's, AIM Large Cap Basic Value Fund's and AIM Large Cap Growth Fund's Investor Class shares since September 30, 2003 and the restated historical performance of each Funds' Class A shares (for periods prior to September 30, 2003) at net asset value, and reflect the higher Rule 12b-1 fees applicable to the Class A shares.

** The returns shown for these periods are the restated historical performance of AIM Capital Development Fund's and AIM Diversified Dividend Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

*** The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the Funds' Investor Class shares (except Aim Capital Development Fund and AIM Diversified Dividend Fund) is September 30, 2003. The inception date of the Investor Class shares of AIM Capital Development Fund is November 30, 2004. The inception date of the Investor Class shares of AIM Diversified Dividend Fund is April 29, 2005.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:


                                                              PERIODS ENDED OCTOBER 31, 2004
                                        --------------------------------------------------------------------------
CLASS A SHARES:                         1 YEAR      5 YEARS       10 YEARS      SINCE INCEPTION     INCEPTION DATE
                                        ------      -------       --------      ---------------     --------------
AIM Aggressive Growth Fund              1.16%       (2.90)%         6.41%             N/A             05/01/1984
AIM Blue Chip Fund                      (3.27)       (7.77)         6.83              N/A             02/04/1987
AIM Capital Development Fund             3.45         4.69           N/A             8.08%            06/17/1996
AIM Charter Fund                         3.50        (5.81)         6.42              N/A             11/26/1968
AIM Constellation Fund                  (2.47)       (5.66)         5.13              N/A             04/30/1976
AIM Dent Demographic Fund               (4.74)       (9.41)          N/A             (5.40)           06/07/1999
AIM Diversified Dividend                 6.84         N/A            N/A              3.43            12/31/2001
AIM Emerging Growth Fund                 0.46         N/A            N/A             (9.49            03/31/2000
AIM Large Cap Basic Value Fund           2.57         4.89           N/A              3.38            06/30/1999
AIM Large Cap Growth Fund               (2.55)       (5.18)          N/A             (2.40)           03/01/1999
AIM Mid Cap Growth Fund                 (3.81)        N/A            N/A             (3.01)           11/01/1999
AIM Select Basic Value Fund              2.35         N/A            N/A              8.83            08/30/2002
AIM Weingarten Fund                     (1.96)      (13.11)         1.94              N/A             06/17/1969

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:


                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                     SINCE             INCEPTION
CLASS B SHARES:                         1 YEAR      5 YEARS       10 YEARS          INCEPTION            DATE
                                        ------      -------       --------          ---------         ----------
AIM Aggressive Growth Fund              1.15%       (2.86)%          N/A             1.85%            03/01/1999
AIM Blue Chip Fund                      (3.24)       (7.70)          N/A              3.48            10/01/1996
AIM Capital Development Fund             3.71         4.83           N/A              6.80            10/01/1996
AIM Charter Fund                         3.81        (5.75)          N/A              5.39            06/26/1995
AIM Constellation Fund                  (2.48)       (5.58)          N/A             (0.94)           11/03/1997
AIM Dent Demographic Fund               (4.87)       (9.34)          N/A             (5.20)           06/07/1999
AIM Diversified Dividend                 7.49         N/A            N/A              3.91            12/31/2001
AIM Emerging Growth Fund                 0.70         N/A            N/A             (9.34)           03/31/2000
AIM Large Cap Basic Value Fund           2.80         N/A            N/A              2.07            08/01/2000
AIM Large Cap Growth Fund               (2.44)       (5.11)          N/A             (4.07)           04/05/1999
AIM Mid Cap Growth Fund                 (3.96)        N/A            N/A             (2.98)           11/01/1999
AIM Select Basic Value Fund              3.33         N/A            N/A             10.47            08/30/2002
AIM Weingarten Fund                     (2.01)      (13.08)          N/A              0.65            06/26/1995


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                        ------------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS C SHARES:                         1 YEAR      5 YEARS       10 YEARS          INCEPTION            DATE
                                        ------      -------       --------          ---------         ----------
AIM Aggressive Growth Fund              5.15%       (2.56)%          N/A             1.98%            03/01/1999
AIM Blue Chip Fund                       0.76        (7.32)          N/A              0.00            08/04/1997
AIM Capital Development Fund             7.72         5.16           N/A              4.97            08/04/1997
AIM Charter Fund                         7.79        (5.41)          N/A              0.43            08/04/1997
AIM Constellation Fund                   1.47        (5.29)          N/A             (1.04)           08/04/1997
AIM Dent Demographic Fund               (1.00)       (8.99)          N/A             (5.05)           06/07/1999
AIM Diversified Dividend                11.51         N/A            N/A              4.86            12/31/2001
AIM Emerging Growth Fund                 4.70         N/A            N/A             (8.95)           03/31/2000
AIM Large Cap Basic Value Fund           6.80         N/A            N/A              2.50            08/01/2000
AIM Large Cap Growth Fund                1.44        (4.75)          N/A             (3.90)           04/05/1999
AIM Mid Cap Growth Fund                  0.04         N/A            N/A             (2.59)           11/01/1999
AIM Select Basic Value Fund              7.33         N/A            N/A             11.69            08/30/2002
AIM Weingarten Fund                      1.99       (12.80)          N/A             (4.55)           08/04/1997

         The average annual total returns (after taxes on distributions) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:


                                                              PERIODS ENDED OCTOBER 31, 2004
                                         -----------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
INVESTOR SHARES:                         1 YEAR      5 YEARS      10 YEARS         INCEPTION            DATE***
                                         ------      -------      --------         ---------          ----------
AIM Blue Chip Fund*                      2.53%       (6.69)%        7.45%             N/A             02/04/1987
AIM Capital Development Fund**            9.47        5.88           N/A             8.81%            06/17/1996
AIM Diversified Dividend Fund**          13.08         N/A           N/A              5.51            12/31/2001
AIM Large Cap Basic Value Fund*           8.60        6.11           N/A              4.49            06/30/1999
AIM Large Cap Growth Fund*                3.60       (4.01)          N/A             (1.34)           03/01/1999


* The returns shown for these periods are the blended returns of AIM Blue Chip Fund's, AIM Large Cap Basic Value Fund's and AIM Large Cap Growth Fund's Investor Class shares since September 30, 2003 and the restated historical performance of each Funds' Class A shares (for periods prior to September 30, 2003) at net asset value, and reflect the higher Rule 12b-1 fees applicable to the Class A shares.

** The returns shown for these periods are the restated historical performance of AIM Capital Development Fund's and AIM Diversified Dividend Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

*** The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the Funds' Investor Class shares (except for AIM Capital Development Fund and AIM Diversified Dividend Fund) is September 30, 2003. The inception date of the Investor Class shares of AIM Capital Development Fund is November 30, 2004. The inception date of the Investor Class shares of AIM Diversified Dividend Fund is April 29, 2005.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                               PERIODS ENDED OCTOBER 31, 2004
                                          ----------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS A SHARES:                           1 YEAR      5 YEARS      10 YEARS        INCEPTION             DATE
                                          ------      -------      --------        ---------          ----------
AIM Aggressive Growth Fund                0.75%       (1.52)%       6.32%             N/A             05/01/1984
AIM Blue Chip Fund                        (2.13)      (6.43)         6.23             N/A             02/04/1987
AIM Capital Development Fund               2.94        4.40          N/A             7.36%            06/17/1996
AIM Charter Fund                           2.34       (4.50)         6.19             N/A             11/26/1968
AIM Constellation Fund                    (1.61)       (3.84         5.22             N/A             04/30/1976
AIM Dent Demographic Fund                 (3.08)      (7.74)         N/A             (4.50)           06/07/1999
AIM Diversified Dividend                   4.83         N/A          N/A              3.00            12/31/2001
AIM Emerging Growth Fund                   0.30         N/A          N/A             (7.72)           03/31/2000
AIM Large Cap Basic Value Fund             1.67        4.27          N/A              2.95            06/30/1999
AIM Large Cap Growth Fund                 (1.66)      (4.33)         N/A             (2.02)           03/01/1999
AIM Mid Cap Growth Fund                   (2.48)        N/A          N/A             (2.54)           11/01/1999
AIM Select Basic Value Fund                1.53         N/A          N/A              7.60            08/30/2002
AIM Weingarten Fund                       (1.27)      (9.75)         2.88             N/A             06/17/1969


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                               PERIODS ENDED OCTOBER 31, 2004
                                          ----------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS B SHARES:                           1 YEAR      5 YEARS      10 YEARS         INCEPTION            DATE
                                          ------      -------      --------         ---------         ----------
AIM Aggressive Growth Fund                0.75%       (1.43)%        N/A             2.50%            03/01/1999
AIM Blue Chip Fund                        (2.11)      (6.38)         N/A              3.14            10/01/1996
AIM Capital Development Fund               3.20        4.55          N/A              6.21            10/01/1996
AIM Charter Fund                           2.48       (4.43)         N/A              5.25            06/26/1995
AIM Constellation Fund                    (1.61)      (3.72)         N/A              0.08            11/03/1997
AIM Dent Demographic Fund                 (3.16)      (7.68)         N/A             (4.34)           06/07/1999
AIM Diversified Dividend                   5.07         N/A          N/A              3.37            12/31/2001
AIM Emerging Growth Fund                   0.45         N/A          N/A             (7.60)           03/31/2000
AIM Large Cap Basic Value Fund             1.82         N/A          N/A              1.77            08/01/2000
AIM Large Cap Growth Fund                 (1.59)      (4.27)         N/A             (3.41)           04/05/1999
AIM Mid Cap Growth Fund                   (2.58)        N/A          N/A             (2.51)           11/01/1999
AIM Select Basic Value Fund                2.16         N/A          N/A              9.02            08/30/2002
AIM Weingarten Fund                       (1.31)      (9.65)         N/A              1.80            06/26/1995

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                         -----------------------------------------------------------------------
                                                                                     SINCE            INCEPTION
CLASS C SHARES:                          1 YEAR       5 YEARS      10 YEARS        INCEPTION             DATE
                                         ------       -------      --------        ---------          ----------
AIM Aggressive Growth Fund                3.35%       (1.19)%        N/A             2.62%            03/01/1999
AIM Blue Chip Fund                        0.49        (6.07)         N/A              0.03            08/04/1997
AIM Capital Development Fund              5.80         4.84          N/A              4.58            08/04/1997
AIM Charter Fund                          5.06        (4.15)         N/A              0.84            08/04/1997
AIM Constellation Fund                    0.95        (3.49)         N/A             (0.04)           08/04/1997
AIM Dent Demographic Fund                (0.65)       (7.41)         N/A             (4.21)           06/07/1999
AIM Diversified Dividend                  7.68          N/A          N/A              4.19            12/31/2001
AIM Emerging Growth Fund                  3.05          N/A          N/A             (7.29)           03/31/2000
AIM Large Cap Basic Value Fund            4.42          N/A          N/A              2.15            08/01/2000
AIM Large Cap Growth Fund                 0.93        (3.97)         N/A             (3.27)           04/05/1999
AIM Mid Cap Growth Fund                   0.02          N/A          N/A             (2.18)           11/01/1999
AIM Select Basic Value Fund               4.76          N/A          N/A             10.07            08/30/2002
AIM Weingarten Fund                       1.29        (9.44)         N/A             (2.64)           08/04/1997

         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                              PERIODS ENDED OCTOBER 31, 2004
                                         -----------------------------------------------------------------------
                                                                                     SINCE             INCEPTION
INVESTOR SHARES:                         1 YEAR       5 YEARS      10 YEARS         INCEPTION           DATE***
                                         ------       -------      --------         ---------         ----------
AIM Blue Chip Fund*                       1.64%       (5.56)%       6.80%             N/A             02/04/1987
AIM Capital Development Fund**            6.90         5.45          N/A             8.03%            06/17/1996
AIM Diversified Dividend Fund**           8.91          N/A          N/A              4.79            12/31/2001
AIM Large Cap Basic Value Fund*           5.59         5.33          N/A              3.92            06/30/1999
AIM Large Cap Growth Fund*                2.34        (3.37)         N/A             (1.13)           03/01/1999

* The returns shown for these periods are the blended returns of AIM Blue Chip Fund's, AIM Large Cap Basic Value Fund's and AIM Large Cap Growth Fund's Investor Class shares since September 30, 2003 and the restated historical performance of each Funds' Class A shares (for periods prior to September 30, 2003) at net asset value, and reflect the higher Rule 12b-1 fees applicable to the Class A shares.

** The returns shown for these periods are the restated historical performance of AIM Capital Development Fund's and AIM Diversified Dividend Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

*** The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the Funds' Investor Class shares (except AIM Capital Development Fund and AIM Diversified Dividend Fund) is September 30, 2003. The inception date of the Investor Class shares of AIM Capital Development Fund is November 30, 2004. The inception date of the Investor Class shares of AIM Diversified Dividend Fund is April 29, 2005.

                                  APPENDIX O-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

            The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

            RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

            MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES
            D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

            RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

            This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

            L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
            V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

            RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD
            J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

            JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

            GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

            STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE
            FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
            Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

            AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

            PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

            LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

            STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

            JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD
            J. STERN, CANARY

            INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

            EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

            SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

            CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

            HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

            CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

            Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Sayegh v. Janus Capital, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

            RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION
            PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA

            CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

            CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS
            V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

            MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.


                                  APPENDIX O-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

            The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

            T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
            V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury Case removed the action to Federal Court (U.S. District Court Southern District of Illinois, Cause No. 05-CV-302-DRH).

            JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX O-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

            The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of April 25, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the KONDRACKI and PAPIA actions have been consolidated for pre-trial purposes in the BERDAT action and administratively closed.

            RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

            DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

            FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees. By order of the United States District Court for the Middle District of Florida, Tampa Division, the claims made in the Papia lawsuit were consolidated into the Berdat lawsuit discussed above the Papia lawsuit was administratively closed.


                                  APPENDIX O-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

            The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. By order of the United States District Court for the Southern District of Texas, Houston Division, the LIEBER action has been consolidated for pre-trail purposes into the ZUCKER action and administratively closed. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

            LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

            STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

            HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of:
            Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.


                                  APPENDIX O-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

            The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of April 25, 2005. By order of the

United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed.

            JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE
            L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT

            DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND,

            AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED
            E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL

            SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY
            J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company

            Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


                                  APPENDIX O-6
   PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN CLASS ACTION
                                  SETTLEMENTS

            The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on April 25, 2005.

            AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS





                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Aggressive Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS-95.48%

ADVERTISING-1.94%

Lamar Advertising Co.-Class A(a)(b)                350,000   $   14,497,000
---------------------------------------------------------------------------
Omnicom Group Inc.                                 300,000       23,670,000
===========================================================================
                                                                 38,167,000
===========================================================================

AIRLINES-0.80%

Southwest Airlines Co.                           1,000,000       15,770,000
===========================================================================

APPAREL RETAIL-3.93%

Aeropostale, Inc.(a)(c)                            475,000       14,986,250
---------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          500,000       11,230,000
---------------------------------------------------------------------------
Foot Locker, Inc.                                  500,000       12,200,000
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)                  490,800       15,254,064
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)(c)        1,000,000       23,440,000
===========================================================================
                                                                 77,110,314
===========================================================================

APPLICATION SOFTWARE-4.15%

Amdocs Ltd. (United Kingdom)(a)                    625,000       15,718,750
---------------------------------------------------------------------------
Citrix Systems, Inc.(a)(b)                         750,000       18,097,500
---------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                           450,000       17,779,500
---------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       425,000       18,457,750
---------------------------------------------------------------------------
Synopsys, Inc.(a)                                  700,000       11,368,000
===========================================================================
                                                                 81,421,500
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-5.61%

Affiliated Managers Group, Inc.(a)(b)              300,000       16,752,000
---------------------------------------------------------------------------
Investors Financial Services Corp.(b)            1,100,000       42,339,000
---------------------------------------------------------------------------
Legg Mason, Inc.(b)                                450,000       28,669,500
---------------------------------------------------------------------------
T. Rowe Price Group Inc.                           400,000       22,308,000
===========================================================================
                                                                110,068,500
===========================================================================

BIOTECHNOLOGY-2.79%

Amylin Pharmaceuticals, Inc.(a)(b)                 675,000       14,377,500
---------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                    235,000        9,973,400
---------------------------------------------------------------------------
Invitrogen Corp.(a)                                300,000       17,370,000
---------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)(b)                    200,000       12,996,000
===========================================================================
                                                                 54,716,900
===========================================================================

BROADCASTING & CABLE TV-2.09%

Radio One, Inc.-Class D(a)                       1,000,000       14,690,000
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)(b)        850,000       26,316,000
===========================================================================
                                                                 41,006,000
===========================================================================

BUILDING PRODUCTS-1.26%

American Standard Cos. Inc.(a)                     678,000       24,794,460
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.52%

ADTRAN, Inc.                                       239,400   $    5,171,040
---------------------------------------------------------------------------
Andrew Corp.(a)                                    925,000       12,931,500
---------------------------------------------------------------------------
Avaya Inc.(a)(b)                                 1,250,000       18,000,000
---------------------------------------------------------------------------
Avocent Corp.(a)                                   350,000       12,460,000
---------------------------------------------------------------------------
Comverse Technology, Inc.(a)(b)                  1,500,000       30,960,000
---------------------------------------------------------------------------
Plantronics, Inc.                                  528,600       22,994,100
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   500,000       10,325,000
---------------------------------------------------------------------------
Tekelec(a)                                         682,500       15,233,400
===========================================================================
                                                                128,075,040
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.98%

Best Buy Co., Inc.                                 325,000       19,246,500
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.65%

Joy Global Inc.                                    375,000       12,671,250
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.24%

Alliance Data Systems Corp.(a)(b)                1,000,000       42,280,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                  1,000,000       35,540,000
---------------------------------------------------------------------------
Paychex, Inc.(b)                                   750,000       24,595,500
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     1,500,000       39,735,000
===========================================================================
                                                                142,150,500
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.81%

Cintas Corp.(b)                                    750,000       32,355,000
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)(c)             200,000       12,730,000
---------------------------------------------------------------------------
CoStar Group Inc.(a)                               250,000       10,092,500
===========================================================================
                                                                 55,177,500
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.47%

Cooper Industries, Ltd.-Class A (Bermuda)          225,000       14,377,500
---------------------------------------------------------------------------
EnerSys(a)                                       1,100,000       14,520,000
===========================================================================
                                                                 28,897,500
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.99%

Agilent Technologies, Inc.(a)(b)                   750,000       18,795,000
---------------------------------------------------------------------------
Littelfuse, Inc.(a)                                250,000        8,155,000
---------------------------------------------------------------------------
Tektronix, Inc.                                    400,000       12,132,000
===========================================================================
                                                                 39,082,000
===========================================================================

EMPLOYMENT SERVICES-2.23%

Robert Half International Inc.                   1,650,000       43,774,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.94%

Family Dollar Stores, Inc.(b)                      625,000   $   18,468,750
===========================================================================

HEALTH CARE EQUIPMENT-3.05%

Cytyc Corp.(a)                                     385,000       10,044,650
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)         600,000       34,416,000
---------------------------------------------------------------------------
PerkinElmer, Inc.                                  750,000       15,405,000
===========================================================================
                                                                 59,865,650
===========================================================================

HEALTH CARE FACILITIES-1.95%

Health Management Associates, Inc.-Class A(b)      500,000       10,330,000
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       350,000       11,347,000
---------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           500,000       16,515,000
===========================================================================
                                                                 38,192,000
===========================================================================

HEALTH CARE SERVICES-4.90%

Caremark Rx, Inc.(a)                             1,250,000       37,462,500
---------------------------------------------------------------------------
DaVita, Inc.(a)                                    600,000       17,772,000
---------------------------------------------------------------------------
Express Scripts, Inc.(a)(b)                        400,000       25,600,000
---------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    450,000       15,259,500
===========================================================================
                                                                 96,094,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.83%

Royal Caribbean Cruises Ltd. (Liberia)(b)          350,000       16,310,000
===========================================================================

INDUSTRIAL CONGLOMERATES-2.17%

Textron Inc.(c)                                    625,000       42,593,750
===========================================================================

INDUSTRIAL MACHINERY-1.28%

Danaher Corp.(b)                                   200,000       11,026,000
---------------------------------------------------------------------------
Eaton Corp.                                        221,000       14,132,950
===========================================================================
                                                                 25,158,950
===========================================================================

INVESTMENT BANKING & BROKERAGE-1.86%

Ameritrade Holding Corp.(a)                      1,000,000       13,020,000
---------------------------------------------------------------------------
Edwards (A.G.), Inc.(b)                            250,000        9,065,000
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      175,000       14,376,250
===========================================================================
                                                                 36,461,250
===========================================================================

IT CONSULTING & OTHER SERVICES-1.35%

Acxiom Corp.                                       600,000       15,000,000
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)                 188,800       11,511,136
===========================================================================
                                                                 26,511,136
===========================================================================

LEISURE PRODUCTS-0.72%

Brunswick Corp.                                    300,000       14,076,000
===========================================================================

MOVIES & ENTERTAINMENT-0.92%

Regal Entertainment Group-Class A(b)               912,200       18,161,902
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS DRILLING-0.59%

Patterson-UTI Energy, Inc.(c)                      600,000   $   11,538,000
===========================================================================

PAPER PRODUCTS-0.47%

Bowater Inc.                                       250,000        9,210,000
===========================================================================

PHARMACEUTICALS-4.21%

Allergan, Inc.                                      34,100        2,440,196
---------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       550,000       20,707,500
---------------------------------------------------------------------------
Eon Labs, Inc.(a)                                  354,939        8,735,049
---------------------------------------------------------------------------
Impax Laboratories, Inc.(a)(b)                     922,200       13,611,672
---------------------------------------------------------------------------
IVAX Corp.(a)(b)                                   937,500       16,968,750
---------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                400,000       10,668,000
---------------------------------------------------------------------------
Valeant Pharmaceuticals International              400,000        9,600,000
===========================================================================
                                                                 82,731,167
===========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.99%

CB Richard Ellis Group, Inc.-Class A(a)            750,000       19,425,000
===========================================================================

RESTAURANTS-3.69%

Brinker International, Inc.(a)(b)                  750,000       24,225,000
---------------------------------------------------------------------------
CBRL Group, Inc.                                   500,000       18,130,000
---------------------------------------------------------------------------
Ruby Tuesday, Inc.                                 675,000       16,672,500
---------------------------------------------------------------------------
Wendy's International, Inc.                        400,000       13,348,000
===========================================================================
                                                                 72,375,500
===========================================================================

SEMICONDUCTOR EQUIPMENT-3.10%

KLA-Tencor Corp.(a)(b)                             500,000       22,765,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                     1,000,000       25,910,000
---------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          350,000       12,113,500
===========================================================================
                                                                 60,788,500
===========================================================================

SEMICONDUCTORS-6.63%

Marvell Technology Group Ltd. (Bermuda)(a)(c)      375,000       10,713,750
---------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                           1,100,000       16,720,000
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          625,000       16,906,250
---------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)            1,500,000       17,730,000
---------------------------------------------------------------------------
Microchip Technology Inc.(b)                     1,000,000       30,250,000
---------------------------------------------------------------------------
Micron Technology, Inc.(a)(b)                    1,000,000       12,180,000
---------------------------------------------------------------------------
RF Micro Devices, Inc.(a)(b)                     1,525,000        9,927,750
---------------------------------------------------------------------------
Semtech Corp.(a)(b)                                750,000       15,660,000
===========================================================================
                                                                130,087,750
===========================================================================

SPECIALTY CHEMICALS-0.48%

Valspar Corp. (The)                                200,000        9,332,000
===========================================================================

SPECIALTY STORES-4.23%

Advance Auto Parts, Inc.(a)                         61,000        2,386,320
---------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                          750,000       18,060,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Staples, Inc.(b)                                 1,000,000   $   29,740,000
---------------------------------------------------------------------------
Tiffany & Co.                                      500,000       14,665,000
---------------------------------------------------------------------------
Tractor Supply Co.(a)                              500,000       18,140,000
===========================================================================
                                                                 82,991,320
===========================================================================

TECHNOLOGY DISTRIBUTORS-1.26%

CDW Corp.                                          400,000       24,812,000
===========================================================================

THRIFTS & MORTGAGE FINANCE-0.70%

New York Community Bancorp, Inc.(b)                750,000       13,770,000
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.87%

MSC Industrial Direct Co., Inc.-Class A            500,000       17,070,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

TRUCKING-1.83%

Sirva Inc.(a)                                    1,500,000   $   36,000,000
===========================================================================
    Total Common Stocks (Cost $1,607,325,016)                 1,874,154,089
===========================================================================
MONEY MARKET FUNDS-4.94%

Liquid Assets Portfolio-Institutional
  Class(d)                                      48,442,076       48,442,076
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     48,442,076       48,442,076
===========================================================================
    Total Money Market Funds (Cost
      $96,884,152)                                               96,884,152
===========================================================================
TOTAL INVESTMENTS-100.42%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $1,704,209,168)                                             1,971,038,241
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.03%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  127,900,554      127,900,554
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  127,900,554      127,900,554
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $255,801,108)                                       255,801,108
===========================================================================
TOTAL INVESTMENTS-113.45% (Cost
  $1,960,010,276)                                             2,226,839,349
===========================================================================
OTHER ASSETS LESS LIABILITIES-(13.45%)                         (263,934,602)
===========================================================================
NET ASSETS-100.00%                                           $1,962,904,747
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $1,607,325,016)*                            $1,874,154,089
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $352,685,260)                            352,685,260
============================================================
  Total investments (cost $1,960,010,276)      2,226,839,349
____________________________________________________________
============================================================
Cash                                                 990,624
------------------------------------------------------------
Receivables for:
  Investments sold                                45,624,834
------------------------------------------------------------
  Fund shares sold                                 1,096,985
------------------------------------------------------------
  Dividends                                          545,715
------------------------------------------------------------
  Premium options written                            402,609
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               152,955
------------------------------------------------------------
Other assets                                          31,627
============================================================
     Total assets                              2,275,684,698
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           50,838,522
------------------------------------------------------------
  Fund shares reacquired                           3,237,399
------------------------------------------------------------
  Options written, at market value (premiums
     received $830,758)                            1,000,960
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                289,833
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      255,801,108
------------------------------------------------------------
Accrued distribution fees                            586,155
------------------------------------------------------------
Accrued trustees' fees                                 2,700
------------------------------------------------------------
Accrued transfer agent fees                          820,724
------------------------------------------------------------
Accrued operating expenses                           202,550
============================================================
     Total liabilities                           312,779,951
============================================================
Net assets applicable to shares outstanding   $1,962,904,747
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,288,155,491
------------------------------------------------------------
Undistributed net investment income (loss)          (256,874)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts    (591,652,741)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                266,658,871
============================================================
                                              $1,962,904,747
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,640,288,448
____________________________________________________________
============================================================
Class B                                       $  248,424,615
____________________________________________________________
============================================================
Class C                                       $   71,229,207
____________________________________________________________
============================================================
Class R                                       $    2,834,226
____________________________________________________________
============================================================
Institutional Class                           $      128,251
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          170,545,391
____________________________________________________________
============================================================
Class B                                           27,157,561
____________________________________________________________
============================================================
Class C                                            7,787,511
____________________________________________________________
============================================================
Class R                                              296,658
____________________________________________________________
============================================================
Institutional Class                                   13,141
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.62
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.62 divided by
       94.50%)                                $        10.18
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         9.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         9.15
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $         9.55
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         9.76
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $250,914,612 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,050)          $   8,323,244
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $631,176)*                           1,249,812
===========================================================================
    Total investment income                                       9,573,056
===========================================================================

EXPENSES:

Advisory fees                                                    14,026,309
---------------------------------------------------------------------------
Administrative services fees                                        476,287
---------------------------------------------------------------------------
Custodian fees                                                      216,364
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         4,656,901
---------------------------------------------------------------------------
  Class B                                                         2,595,972
---------------------------------------------------------------------------
  Class C                                                           763,418
---------------------------------------------------------------------------
  Class R                                                            11,194
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          7,320,608
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              106
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                               53,801
---------------------------------------------------------------------------
Other                                                             1,046,299
===========================================================================
    Total expenses                                               31,167,259
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      238,837
===========================================================================
    Net expenses                                                 30,928,422
===========================================================================
Net investment income (loss)                                    (21,355,366)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         455,938,443
---------------------------------------------------------------------------
  Option contracts written                                          261,654
===========================================================================
                                                                456,200,097
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (287,875,082)
---------------------------------------------------------------------------
  Option contracts written                                         (170,202)
===========================================================================
                                                               (288,045,284)
===========================================================================
Net gain from investment securities and option contracts        168,154,813
===========================================================================
Net increase in net assets resulting from operations          $ 146,799,447
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                     2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $  (21,355,366)   $  (22,556,283)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                      456,200,097        61,969,001
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                    (288,045,284)      408,592,565
================================================================================================
    Net increase in net assets resulting from operations           146,799,447       448,005,283
================================================================================================
Share transactions-net:
  Class A                                                         (469,733,957)     (198,927,862)
------------------------------------------------------------------------------------------------
  Class B                                                          (28,990,427)      (13,011,938)
------------------------------------------------------------------------------------------------
  Class C                                                          (14,524,768)       (6,417,966)
------------------------------------------------------------------------------------------------
  Class R                                                            1,554,735           879,113
------------------------------------------------------------------------------------------------
  Institutional Class                                               (2,730,852)        1,928,983
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (514,425,269)     (215,549,670)
================================================================================================
    Net increase (decrease) in net assets                         (367,625,822)      232,455,613
================================================================================================

NET ASSETS:

  Beginning of year                                              2,330,530,569     2,098,074,956
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(256,874) and $(235,341) for 2004 and 2003,
    respectively)                                               $1,962,904,747    $2,330,530,569
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $12,113.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $187,437 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $476,287 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $7,320,608 for Class A, Class B, Class C and Class R shares and $106 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $4,656,901, $2,595,972, $763,418 and $11,194, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $227,703 in front-end sales commissions from the sale of Class A shares and $24,499, $28,619, $9,130 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                 MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $37,783,111     $  543,189,076    $  (532,530,111)       $   --        $48,442,076     $  311,874      $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           37,783,111        543,189,076       (532,530,111)           --         48,442,076        306,762          --
=================================================================================================================================
  Subtotal       $75,566,222     $1,086,378,152    $(1,065,060,222)       $   --        $96,884,152     $  618,636      $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                        UNREALIZED
                 MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME*      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $261,330,936    $  376,727,435    $  (510,157,817)       $   --        $127,900,554    $  318,715      $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          261,330,936        376,727,435       (510,157,817)           --        127,900,554        312,461          --
=================================================================================================================================
  Subtotal       $522,661,872    $  753,454,870    $(1,020,315,634)       $   --        $255,801,108    $  631,176      $   --
=================================================================================================================================
  Total          $598,228,094    $1,839,833,022    $(2,085,375,856)       $   --        $352,685,260    $1,249,812      $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $36,617,685 and $34,757,881, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $33,422 and credits in custodian fees of $5,865 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $39,287.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $12,315 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $250,914,612 were on loan to brokers. The loans were secured by cash collateral of $255,801,108 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $631,176 for securities lending transactions.

NOTE 9--OPTIONS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                        20,359       1,201,222
-------------------------------------------------------------------------------------
Closed                                                         (2,250)       (204,468)
-------------------------------------------------------------------------------------
Expired                                                        (2,000)       (165,996)
=====================================================================================
End of year                                                    16,109      $  830,758
_____________________________________________________________________________________
=====================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Aeropostale, Inc.                                 Dec-04       $35          863      $63,170     $   69,040       $  (5,870)
------------------------------------------------------------------------------------------------------------------------------
Corporate Executive Board Co. (The)               Dec-04       $65          476       79,490         80,920          (1,430)
------------------------------------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.                     Nov-04       $30        3,750      254,994        365,625        (110,631)
------------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.               Dec-04       $25        4,250      177,560        233,750         (56,190)
------------------------------------------------------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        Nov-04       $20        6,000      173,156        165,000           8,156
------------------------------------------------------------------------------------------------------------------------------
Textron Inc.                                      Dec-04       $70          770       82,388         86,625          (4,237)
==============================================================================================================================
                                                                         16,109      $830,758    $1,000,960       $(170,202)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS


DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                        $  263,785,561
----------------------------------------------------------------------------
Temporary book/tax differences                                      (256,874)
----------------------------------------------------------------------------
Capital loss carryforward                                       (588,779,431)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,288,155,491
============================================================================
Total net assets                                              $1,962,904,747
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(170,202).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $451,377,424 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
---------------------------------------------------------------------------------
October 31, 2009                                                  $125,040,407
---------------------------------------------------------------------------------
October 31, 2010                                                   463,739,024
=================================================================================
Total capital loss carryforward                                   $588,779,431
_________________________________________________________________________________
=================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $2,480,691,107 and $3,053,547,607, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $301,188,049
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (37,232,286)
==============================================================================
Net unrealized appreciation of investment securities             $263,955,763
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,962,883,586.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $21,333,833 and shares of beneficial interest decreased by $21,333,833. This reclassification had no effect on the net assets of the Fund.

NOTE 13 -- SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      19,503,343    $ 183,246,538     35,791,336    $ 277,895,468
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,785,031       24,931,760      4,508,173       33,128,293
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,454,243       13,022,624      2,072,120       15,430,661
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         233,461        2,175,865        162,296        1,283,289
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --        275,456        2,002,058
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         366,882        3,476,875        337,998        2,617,107
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (384,365)      (3,476,875)      (351,540)      (2,617,107)
==========================================================================================================================
Reacquired:
  Class A                                                     (69,860,562)    (656,457,370)   (62,095,032)    (479,440,437)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,651,768)     (50,445,312)    (5,947,043)     (43,523,124)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,075,625)     (27,547,392)    (2,982,429)     (21,848,627)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (66,756)        (621,130)       (51,154)        (404,176)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (272,069)      (2,730,852)        (9,111)         (73,075)
==========================================================================================================================
                                                              (54,968,185)   $(514,425,269)   (28,288,930)   $(215,549,670)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2004                 2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     8.99           $     7.30       $     8.68       $    18.41       $    13.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.08)(a)            (0.07)(a)        (0.09)(a)        (0.09)(a)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.71                 1.76            (1.29)           (6.34)           11.08
=================================================================================================================================
    Total from investment operations                 0.63                 1.69            (1.38)           (6.43)           10.95
=================================================================================================================================
Less distributions from net realized gains             --                   --               --            (3.30)           (6.44)
=================================================================================================================================
Net asset value, end of period                 $     9.62           $     8.99       $     7.30       $     8.68       $    18.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.01%               23.15%          (15.90)%         (40.51)%          47.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,640,288           $1,983,600       $1,798,318       $2,516,407       $4,444,515
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              1.29%(c)(d)          1.30%            1.32%            1.17%            1.04%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.86)%(c)           (0.96)%          (1.00)%          (0.79)%          (0.77)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               115%                  78%              68%              89%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,862,760,352.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.30%.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.62         $   7.04    $   8.45    $  18.12    $  13.81
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)        (0.13)(a)    (0.15)(a)    (0.17)(a)    (0.29)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.67             1.71       (1.26)      (6.20)      11.04
===========================================================================================================================
    Total from investment operations                              0.53             1.58       (1.41)      (6.37)      10.75
===========================================================================================================================
Less distributions from net realized gains                          --               --          --       (3.30)      (6.44)
===========================================================================================================================
Net asset value, end of period                                $   9.15         $   8.62    $   7.04    $   8.45    $  18.12
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   6.15%           22.44%     (16.69)%    (40.90)%     46.29%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $248,425         $262,098    $226,806    $294,303    $374,010
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)(d)      2.05%       2.07%       1.94%       1.86%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.61)%(c)       (1.71)%     (1.75)%     (1.55)%     (1.59)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            115%              78%         68%         89%         79%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $259,597,199.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                        2004              2003            2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.62           $  7.04         $  8.45         $ 18.11         $  13.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.14)(a)         (0.13)(a)       (0.15)(a)       (0.17)(a)        (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.67              1.71           (1.26)          (6.19)           11.03
=================================================================================================================================
    Total from investment operations                      0.53              1.58           (1.41)          (6.36)           10.74
=================================================================================================================================
Less distributions from net realized gains                  --                --              --           (3.30)           (6.44)
=================================================================================================================================
Net asset value, end of period                         $  9.15           $  8.62         $  7.04         $  8.45         $  18.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           6.15%            22.44%         (16.69)%        (40.86)%          46.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $71,229           $81,079         $72,676         $96,640         $120,591
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.04%(c)(d)       2.05%           2.07%           1.94%            1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (1.61)%(c)        (1.71)%         (1.75)%         (1.55)%          (1.59)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    115%               78%             68%             89%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $76,341,843.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                                  CLASS R
                                                              -----------------------------------------------
                                                                    YEAR ENDED                 JUNE 3, 2002
                                                                    OCTOBER 31,                (DATE SALES
                                                              -----------------------         COMMENCED) TO
                                                               2004             2003         OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.96           $ 7.29            $  8.89
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)        (0.10)(a)          (0.04)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.69             1.77              (1.56)
=============================================================================================================
    Total from investment operations                            0.59             1.67              (1.60)
=============================================================================================================
Net asset value, end of period                                $ 9.55           $ 8.96            $  7.29
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 6.58%           22.91%            (18.00)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,834           $1,164            $   137
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                         1.54%(c)(d)      1.55%              1.62%(e)
=============================================================================================================
Ratio of net investment income (loss) to average net assets    (1.11)%(c)       (1.21)%            (1.30)%(e)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(f)                                       115%              78%                68%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,238,723.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                            INSTITUTIONAL CLASS
                                                                --------------------------------------------
                                                                     YEAR ENDED             MARCH 15, 2002
                                                                     OCTOBER 31,              (DATE SALES
                                                                ---------------------        COMMENCED) TO
                                                                 2004           2003       OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.08          $7.32            $  9.53
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)      (0.03)(a)          (0.02)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71           1.79              (2.19)
============================================================================================================
    Total from investment operations                             0.68           1.76              (2.21)
============================================================================================================
Net asset value, end of period                                  $9.76          $9.08            $  7.32
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  7.49%         24.04%            (23.19)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 128          $2,589           $   138
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                          0.72%(c)(d)    0.71%              0.81%(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.29)%(c)     (0.37)%            (0.49)%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                        115%            78%                68%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,271,385.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.73%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Blue Chip Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.17%

AEROSPACE & DEFENSE-2.17%

Honeywell International Inc.                      700,000   $   23,576,000
--------------------------------------------------------------------------
United Technologies Corp.                         350,000       32,487,000
==========================================================================
                                                                56,063,000
==========================================================================

AIR FREIGHT & LOGISTICS-1.01%

United Parcel Service, Inc.-Class B               330,000       26,129,400
==========================================================================

ALUMINUM-0.71%

Alcoa Inc.                                        567,200       18,434,000
==========================================================================

APPAREL RETAIL-0.70%

Gap, Inc. (The)                                   900,000       17,982,000
==========================================================================

BIOTECHNOLOGY-2.09%

Amgen Inc.(a)                                     570,000       32,376,000
--------------------------------------------------------------------------
Genentech, Inc.(a)(b)                             475,000       21,626,750
==========================================================================
                                                                54,002,750
==========================================================================

BUILDING PRODUCTS-0.90%

Masco Corp.                                       675,000       23,125,500
==========================================================================

COMMUNICATIONS EQUIPMENT-2.91%

Cisco Systems, Inc.(a)                          3,100,000       59,551,000
--------------------------------------------------------------------------
Motorola, Inc.                                    900,000       15,534,000
==========================================================================
                                                                75,085,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.88%

Best Buy Co., Inc.(b)                             385,000       22,799,700
==========================================================================

COMPUTER HARDWARE-3.26%

Dell Inc.(a)                                    1,375,000       48,207,500
--------------------------------------------------------------------------
International Business Machines Corp.             400,000       35,900,000
==========================================================================
                                                                84,107,500
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.87%

EMC Corp.(a)                                    1,750,000       22,522,500
==========================================================================

CONSUMER FINANCE-2.54%

American Express Co.                              635,000       33,699,450
--------------------------------------------------------------------------
MBNA Corp.                                        550,000       14,096,500
--------------------------------------------------------------------------
SLM Corp.                                         390,000       17,651,400
==========================================================================
                                                                65,447,350
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.65%

Automatic Data Processing, Inc.                   527,300       22,879,547
--------------------------------------------------------------------------
First Data Corp.                                  475,000       19,608,000
==========================================================================
                                                                42,487,547
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DEPARTMENT STORES-0.64%

J.C. Penney Co., Inc.                             475,000   $   16,430,250
==========================================================================

DIVERSIFIED BANKS-2.52%

Bank of America Corp.                             850,000       38,071,500
--------------------------------------------------------------------------
Wells Fargo & Co.                                 450,000       26,874,000
==========================================================================
                                                                64,945,500
==========================================================================

DIVERSIFIED CHEMICALS-0.96%

Dow Chemical Co. (The)                            550,000       24,717,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.65%

Apollo Group, Inc.-Class A(a)                     300,000       19,800,000
--------------------------------------------------------------------------
Cendant Corp.                                   1,100,000       22,649,000
==========================================================================
                                                                42,449,000
==========================================================================

ELECTRIC UTILITIES-1.01%

FPL Group, Inc.                                   275,000       18,947,500
--------------------------------------------------------------------------
Southern Co. (The)                                225,000        7,107,750
==========================================================================
                                                                26,055,250
==========================================================================

ENVIRONMENTAL SERVICES-0.80%

Waste Management, Inc.                            725,000       20,648,000
==========================================================================

FOOD DISTRIBUTORS-0.69%

Sysco Corp.                                       550,000       17,748,500
==========================================================================

FOOTWEAR-1.02%

NIKE, Inc.-Class B                                325,000       26,425,750
==========================================================================

GENERAL MERCHANDISE STORES-0.85%

Target Corp.                                      440,000       22,008,800
==========================================================================

HEALTH CARE EQUIPMENT-2.81%

Medtronic, Inc.                                   650,000       33,221,500
--------------------------------------------------------------------------
Waters Corp.(a)                                   375,000       15,483,750
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          305,000       23,664,950
==========================================================================
                                                                72,370,200
==========================================================================

HOME IMPROVEMENT RETAIL-1.91%

Home Depot, Inc. (The)                          1,200,000       49,296,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.51%

Carnival Corp. (Panama)(b)                        425,000       21,488,000
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         365,000       17,421,450
==========================================================================
                                                                38,909,450
==========================================================================

HOUSEHOLD PRODUCTS-2.77%

Colgate-Palmolive Co.                             450,000       20,079,000
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                      1,005,000       51,435,900
==========================================================================
                                                                71,514,900
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-0.56%

Fortune Brands, Inc.                              200,000   $   14,564,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-3.54%

Costco Wholesale Corp.(b)                         525,000       25,168,500
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           1,225,000       66,052,000
==========================================================================
                                                                91,220,500
==========================================================================

INDUSTRIAL CONGLOMERATES-6.01%

3M Co.                                            250,000       19,392,500
--------------------------------------------------------------------------
General Electric Co.                            2,405,000       82,058,600
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               1,720,000       53,578,000
==========================================================================
                                                               155,029,100
==========================================================================

INDUSTRIAL GASES-0.65%

Air Products & Chemicals, Inc.                    315,000       16,751,700
==========================================================================

INDUSTRIAL MACHINERY-2.05%

Danaher Corp.(b)                                  580,000       31,975,400
--------------------------------------------------------------------------
Eaton Corp.                                       325,000       20,783,750
==========================================================================
                                                                52,759,150
==========================================================================

INTEGRATED OIL & GAS-3.47%

Exxon Mobil Corp.                               1,820,000       89,580,400
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.98%

SBC Communications Inc.                         1,005,000       25,386,300
==========================================================================

INTERNET RETAIL-0.76%

eBay Inc.(a)                                      200,000       19,522,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.34%

Goldman Sachs Group, Inc. (The)                   315,000       30,989,700
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         550,000       29,667,000
--------------------------------------------------------------------------
Morgan Stanley                                    500,000       25,545,000
==========================================================================
                                                                86,201,700
==========================================================================

IT CONSULTING & OTHER SERVICES-0.52%

Accenture Ltd.-Class A (Bermuda)(a)               550,000       13,315,500
==========================================================================

MANAGED HEALTH CARE-1.47%

UnitedHealth Group Inc.                           525,000       38,010,000
==========================================================================

MOVIES & ENTERTAINMENT-0.92%

Viacom Inc.-Class B                               650,000       23,718,500
==========================================================================

MULTI-LINE INSURANCE-1.77%

American International Group, Inc.                750,000       45,532,500
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

Dominion Resources, Inc.                          245,000       15,758,400
==========================================================================

OIL & GAS DRILLING-0.41%

ENSCO International Inc.                          350,000       10,692,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.00%

Schlumberger Ltd. (Netherlands)                   410,000   $   25,805,400
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.28%

Citigroup Inc.                                  1,875,000       83,193,750
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            1,370,000       52,882,000
==========================================================================
                                                               136,075,750
==========================================================================

PERSONAL PRODUCTS-2.07%

Avon Products, Inc.                               625,000       24,718,750
--------------------------------------------------------------------------
Gillette Co. (The)                                690,000       28,621,200
==========================================================================
                                                                53,339,950
==========================================================================

PHARMACEUTICALS-7.28%

Allergan, Inc.(b)                                 230,000       16,458,800
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      250,000       11,150,000
--------------------------------------------------------------------------
Johnson & Johnson                               1,000,000       58,380,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 290,000       15,923,900
--------------------------------------------------------------------------
Pfizer Inc.                                     2,450,000       70,927,500
--------------------------------------------------------------------------
Wyeth                                             375,000       14,868,750
==========================================================================
                                                               187,708,950
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.03%

Allstate Corp. (The)                              550,000       26,449,500
==========================================================================

RAILROADS-0.77%

Canadian National Railway Co. (Canada)            370,000       19,998,500
==========================================================================

RESTAURANTS-1.36%

McDonald's Corp.                                1,200,000       34,980,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Applied Materials, Inc.(a)                        800,000       12,880,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                            290,000       13,203,700
==========================================================================
                                                                26,083,700
==========================================================================

SEMICONDUCTORS-3.92%

Analog Devices, Inc.                              420,000       16,909,200
--------------------------------------------------------------------------
Intel Corp.                                     1,600,000       35,616,000
--------------------------------------------------------------------------
Linear Technology Corp.                           355,000       13,447,400
--------------------------------------------------------------------------
Microchip Technology Inc.                         500,000       15,125,000
--------------------------------------------------------------------------
Xilinx, Inc.                                      650,000       19,890,000
==========================================================================
                                                               100,987,600
==========================================================================

SOFT DRINKS-0.84%

PepsiCo, Inc.                                     435,000       21,567,300
==========================================================================

SPECIALTY STORES-0.59%

Bed Bath & Beyond Inc.(a)                         375,000       15,296,250
==========================================================================

SYSTEMS SOFTWARE-6.08%

Microsoft Corp.                                 3,100,000       86,769,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 2,125,000       26,902,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Symantec Corp.(a)                                 375,000   $   21,352,500
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,000,000       21,880,000
==========================================================================
                                                               156,904,000
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.18%

Fannie Mae                                        435,000       30,515,250
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.87%

Vodafone Group PLC-ADR (United Kingdom)           870,000       22,437,300
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,015,015,477)                        2,557,896,547
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILLS-0.06%

1.61%, 12/16/04 (Cost $1,496,976)(c)           $1,500,000        1,496,976
==========================================================================

MONEY MARKET FUNDS-0.56%

Liquid Assets Portfolio-Institutional
  Class(d)                                      7,279,701   $    7,279,701
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     7,279,701        7,279,701
==========================================================================
    Total Money Market Funds (Cost
      $14,559,402)                                              14,559,402
==========================================================================
TOTAL INVESTMENTS-99.79% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,031,071,855)                                            2,573,952,925
==========================================================================

--------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.36%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  34,975,975   $   34,975,975
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $34,975,975)                                        34,975,975
==========================================================================
TOTAL INVESTMENTS-101.15% (Cost
  $2,066,047,830)                                            2,608,928,900
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.15%)                          (29,754,052)
==========================================================================
NET ASSETS-100.00%                                          $2,579,174,848
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $2,016,512,453)*                           $ 2,559,393,523
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $49,535,377)                        49,535,377
============================================================
    Total investments (cost $2,066,047,830)    2,608,928,900
============================================================
Receivables for:
  Investments sold                                17,741,398
------------------------------------------------------------
  Fund shares sold                                 1,201,975
------------------------------------------------------------
  Dividends                                        2,809,147
------------------------------------------------------------
Investment for trustee deferred compensation and retirement
  plans      154,126
------------------------------------------------------------
Other assets                                          49,427
============================================================
    Total assets                               2,630,884,973
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,373,237
------------------------------------------------------------
  Fund shares reacquired                           6,807,910
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 275,117
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        34,975,975
------------------------------------------------------------
Accrued distribution fees                          1,444,569
------------------------------------------------------------
Accrued trustees' fees                                 4,120
------------------------------------------------------------
Accrued transfer agent fees                        1,351,948
------------------------------------------------------------
Accrued operating expenses                           477,249
============================================================
    Total liabilities                             51,710,125
============================================================
Net assets applicable to shares outstanding  $ 2,579,174,848
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,728,825,373
------------------------------------------------------------
Undistributed net investment income (loss)          (228,692)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures
  contracts                                   (1,692,302,903)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     542,881,070
============================================================
                                             $ 2,579,174,848
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,236,433,569
____________________________________________________________
============================================================
Class B                                      $ 1,032,773,714
____________________________________________________________
============================================================
Class C                                      $   222,839,537
____________________________________________________________
============================================================
Class R                                      $     6,000,455
____________________________________________________________
============================================================
Investor Class                               $    32,083,995
____________________________________________________________
============================================================
Institutional Class                          $    49,043,578
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          113,014,179
____________________________________________________________
============================================================
Class B                                           99,354,990
____________________________________________________________
============================================================
Class C                                           21,438,780
____________________________________________________________
============================================================
Class R                                              550,240
____________________________________________________________
============================================================
Investor Class                                     2,927,332
____________________________________________________________
============================================================
Institutional Class                                4,403,381
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         10.94
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.94 divided by
      94.50%)                                $         11.58
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         10.39
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         10.39
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         10.91
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $         10.96
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         11.14
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $34,048,041 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $61,297)         $ 35,608,376
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $18,674)*                             479,651
--------------------------------------------------------------------------
Interest                                                             3,768
==========================================================================
    Total investment income                                     36,091,795
==========================================================================

EXPENSES:

Advisory fees                                                   18,508,235
--------------------------------------------------------------------------
Administrative services fees                                       575,871
--------------------------------------------------------------------------
Custodian fees                                                     287,107
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        4,938,054
--------------------------------------------------------------------------
  Class B                                                       11,670,174
--------------------------------------------------------------------------
  Class C                                                        2,664,429
--------------------------------------------------------------------------
  Class R                                                           27,995
--------------------------------------------------------------------------
  Investor Class                                                    88,542
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor              10,479,508
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             690
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              67,595
--------------------------------------------------------------------------
Other                                                            1,761,913
==========================================================================
    Total expenses                                              51,070,113
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (300,558)
==========================================================================
    Net expenses                                                50,769,555
==========================================================================
Net investment income (loss)                                   (14,677,760)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                        141,430,751
--------------------------------------------------------------------------
  Futures contracts                                                121,194
==========================================================================
                                                               141,551,945
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (63,358,526)
==========================================================================
Net gain from investment securities and futures contracts       78,193,419
==========================================================================
Net increase in net assets resulting from operations          $ 63,515,659
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (14,677,760)   $  (14,101,484)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     141,551,945      (105,157,212)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    (63,358,526)      519,286,935
==============================================================================================
    Net increase in net assets resulting from operations          63,515,659       400,028,239
==============================================================================================
Share transactions-net:
Class A                                                         (236,834,043)     (162,460,380)
----------------------------------------------------------------------------------------------
Class B                                                         (213,672,955)     (136,334,779)
----------------------------------------------------------------------------------------------
Class C                                                          (73,035,331)      (51,018,964)
----------------------------------------------------------------------------------------------
Class R                                                            4,401,189         1,425,250
----------------------------------------------------------------------------------------------
Investor Class                                                    30,994,771            99,068
----------------------------------------------------------------------------------------------
Institutional Class                                               48,256,952           (43,881)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (439,889,417)     (348,333,686)
==============================================================================================
    Net increase (decrease) in net assets                       (376,373,758)       51,694,553
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,955,548,606     2,903,854,053
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(228,692) and $(193,930), respectively)        $2,579,174,848    $2,955,548,606
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $11,809.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $242,427 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $575,871 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $10,479,508 for Class A, Class B, Class C, Class R and Investor Class shares and $690 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $4,938,054, $11,670,174, $2,664,429, $27,995 and $88,542,
respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $330,881 in front-end sales commissions from the sale of Class A shares and $9,771, $99,868, $15,188 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $32,255,406     $208,774,062    $(233,749,767)       $  --         $ 7,279,701     $232,259       $  --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           32,255,406      208,774,062     (233,749,767)          --           7,279,701     228,718           --
===========================================================================================================================
  Subtotal       $64,510,812     $417,548,124    $(467,499,534)       $  --         $14,559,402     $460,977       $  --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $   447,700     $401,247,004    $(401,694,704)       $  --         $        --     $14,488        $  --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       84,068,150      (49,092,175)          --          34,975,975       4,186           --
===========================================================================================================================
  Subtotal       $   447,700     $485,315,154    $(450,786,879)       $  --         $34,975,975     $18,674        $  --
===========================================================================================================================
  Total          $64,958,512     $902,863,278    $(918,286,413)       $  --         $49,535,377     $479,651       $  --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $12,437,600 and $3,790,920, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $46,302 and credits in custodian fees of $20 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $46,322.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $14,743 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $34,048,041 were on loan to brokers. The loans were secured by cash collateral of $34,975,975 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $18,674 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   502,259,018
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (228,692)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (1,651,680,851)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   3,728,825,373
=============================================================================
Total net assets                                              $ 2,579,174,848
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $1,642,177,803 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $138,205,191 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                               CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
----------------------------------------------------------------------------
October 31, 2008                                              $   85,920,513
----------------------------------------------------------------------------
October 31, 2009                                                 845,288,837
----------------------------------------------------------------------------
October 31, 2010                                                 617,527,392
----------------------------------------------------------------------------
October 31, 2011                                                 102,944,109
============================================================================
Total capital loss carryforward                               $1,651,680,851
____________________________________________________________________________
============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth & Income Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $827,221,607 and $1,262,244,981, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $545,012,455
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (42,753,437)
==============================================================================
Net unrealized appreciation of investment securities             $502,259,018
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,106,669,882.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $14,647,924 and shares of beneficial interest decreased by $14,647,924. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Growth & Income Fund into the Fund, undistributed income was decreased by $4,926, undistributed net realized gain was decreased by $13,855,504 and shares of beneficial interest increased by $13,860,430. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      21,493,299    $ 237,822,246     30,092,109    $ 289,868,346
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,106,647       75,074,355     12,053,281      111,049,162
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,785,689       29,371,888      4,161,204       38,212,257
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         672,346        7,394,140        164,023        1,619,420
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               513,156        5,688,744         12,285          130,138
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           4,421,094       48,593,658             --               --
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                          63,333          676,707             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          14,065          143,763             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          98,131        1,002,254             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             3,554,717       38,013,823             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,357,674       26,110,071      1,670,042       16,099,491
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,474,910)     (26,110,071)    (1,741,215)     (16,099,491)
==========================================================================================================================
Reacquired:
  Class A                                                     (45,616,888)    (501,443,066)   (49,132,867)    (468,428,217)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (25,052,874)    (262,781,002)   (25,556,829)    (231,284,450)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,864,695)    (103,409,473)    (9,824,798)     (89,231,221)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (270,057)      (2,992,951)       (20,044)        (194,170)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (1,149,919)     (12,707,797)        (2,907)         (31,070)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (30,273)        (336,706)        (4,720)         (43,881)
==========================================================================================================================
                                                              (41,379,465)   $(439,889,417)   (38,130,436)   $(348,333,686)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with the entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distributions, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth & Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth & Income Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 3,730,246 shares of the Fund for 5,685,449 shares of INVESCO Growth & Income Fund outstanding as of the close business on October 31, 2003. INVESCO Growth & Income Fund's net assets at that date of $39,836,547 including $4,907,031 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,958,513,063.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------
                                             2004               2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    10.69         $     9.22    $    11.22       $    17.29    $    15.49
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.02)             (0.02)        (0.04)(a)        (0.04)        (0.05)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.27               1.49         (1.96)           (6.03)         1.85
====================================================================================================================
    Total from investment operations            0.25               1.47         (2.00)           (6.07)         1.80
====================================================================================================================
Net asset value, end of period            $    10.94         $    10.69    $     9.22       $    11.22    $    17.29
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                 2.34%             15.94%       (17.82)%         (35.11)%       11.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,236,434         $1,439,518    $1,402,589       $2,067,602    $3,163,453
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets         1.44%(c)(d)        1.47%         1.40%            1.28%         1.19%
====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.19)%(c)         (0.17)%       (0.33)%          (0.29)%       (0.31)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                           29%                28%           28%              31%           22%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,410,872,545.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.45%.

                                                                           CLASS B
                                          --------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------
                                             2004               2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    10.22         $     8.88    $    10.87       $    16.87    $    15.22
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.10)             (0.08)        (0.10)(a)        (0.13)        (0.17)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.27               1.42         (1.89)           (5.87)         1.82
====================================================================================================================
    Total from investment operations            0.17               1.34         (1.99)           (6.00)         1.65
====================================================================================================================
Net asset value, end of period            $    10.39         $    10.22    $     8.88       $    10.87    $    16.87
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                 1.66%             15.09%       (18.31)%         (35.57)%       10.87%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,032,774         $1,223,821    $1,198,513       $1,806,464    $2,746,149
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets         2.09%(c)(d)        2.12%         2.05%            1.94%         1.88%
====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.84)%(c)         (0.82)%       (0.98)%          (0.94)%       (1.00)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                           29%                28%           28%              31%           22%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,167,017,423.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.10%.

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2004             2003        2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.22         $   8.88    $  10.87      $  16.86      $  15.21
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)           (0.08)      (0.10)(a)     (0.13)        (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27             1.42       (1.89)        (5.86)         1.82
===============================================================================================================================
    Total from investment operations                              0.17             1.34       (1.99)        (5.99)         1.65
===============================================================================================================================
Net asset value, end of period                                $  10.39         $  10.22    $   8.88      $  10.87      $  16.86
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                   1.66%           15.09%     (18.31)%      (35.53)%       10.82%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $222,840         $290,396    $302,555      $487,838      $720,186
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.09%(c)(d)      2.12%       2.05%         1.94%         1.88%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.84)%(c)       (0.82)%     (0.98)%       (0.94)%       (1.00)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             29%              28%         28%           31%           22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $266,442,859.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.10%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.66         $ 9.22       $ 10.53
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)         (0.00)        (0.02)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.28           1.44         (1.29)
====================================================================================================
    Total from investment operations                            0.25           1.44         (1.31)
====================================================================================================
Net asset value, end of period                                $10.91         $10.66       $  9.22
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 2.35%         15.62%       (12.44)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,000         $1,578       $    37
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.59%(c)(d)    1.62%         1.55%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (0.34)%(c)     (0.32)%       (0.49)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        29%            28%           28%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,598,909.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.60%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2004                  2003
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.69               $10.16
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.24                (0.00)
==================================================================================================
  Net gains on securities (both realized and unrealized)           0.03                 0.53
==================================================================================================
    Total from investment operations                               0.27                 0.53
==================================================================================================
Net asset value, end of period                                  $ 10.96               $10.69
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                    2.53%                5.22%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $32,084               $  100
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                            1.34%(b)(c)          1.29%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets       (0.09)%(b)           (0.01)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                           29%                  28%
__________________________________________________________________________________________________
==================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $35,416,969.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.35%.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                        MARCH 15, 2002
                                                                    YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,          COMMENCED) TO
                                                              ----------------------     OCTOBER 31,
                                                               2004            2003          2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.81         $ 9.26       $ 12.13
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04           0.06          0.02(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.29           1.49         (2.89)
======================================================================================================
    Total from investment operations                             0.33           1.55         (2.87)
======================================================================================================
Net asset value, end of period                                $ 11.14         $10.81       $  9.26
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  3.05%         16.74%       (23.66)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $49,044         $  136       $   160
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                          0.74%(c)(d)    0.77%         0.77%(e)
======================================================================================================
Ratio of net investment income to average net assets             0.51%(c)       0.53%         0.30%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                         29%            28%           28%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,968,822.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.75%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Capital Development Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.73%

ADVERTISING-1.59%

Lamar Advertising Co.-Class A(a)(b)               136,000   $    5,633,120
--------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           210,700       11,430,475
==========================================================================
                                                                17,063,595
==========================================================================

AIR FREIGHT & LOGISTICS-1.38%

Robinson (C.H.) Worldwide, Inc.                   274,900       14,828,106
==========================================================================

APPAREL RETAIL-2.22%

Limited Brands                                    487,700       12,085,206
--------------------------------------------------------------------------
Ross Stores, Inc.                                 446,900       11,740,063
==========================================================================
                                                                23,825,269
==========================================================================

APPLICATION SOFTWARE-4.27%

Amdocs Ltd. (United Kingdom)(a)                   473,400       11,906,010
--------------------------------------------------------------------------
Autodesk, Inc.                                    273,600       14,432,400
--------------------------------------------------------------------------
Intuit Inc.(a)(b)                                 274,300       12,442,248
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      161,000        6,992,230
==========================================================================
                                                                45,772,888
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.72%

Calamos Asset Management, Inc.-Class A(a)         338,600        6,602,700
--------------------------------------------------------------------------
Franklin Resources, Inc.                          194,900       11,814,838
==========================================================================
                                                                18,417,538
==========================================================================

BROADCASTING & CABLE TV-0.44%

Cox Radio, Inc.-Class A(a)                        300,000        4,770,000
==========================================================================

BUILDING PRODUCTS-1.05%

American Standard Cos. Inc.(a)                    306,900       11,223,333
==========================================================================

CASINOS & GAMING-2.44%

Harrah's Entertainment, Inc.(b)                   234,400       13,717,088
--------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                 590,600       12,508,908
==========================================================================
                                                                26,225,996
==========================================================================

COMMERCIAL PRINTING-1.11%

Donnelley (R.R.) & Sons Co.                       379,764       11,943,578
==========================================================================

COMMUNICATIONS EQUIPMENT-1.77%

Harris Corp.                                      224,400       13,807,332
--------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          189,300        5,184,927
==========================================================================
                                                                18,992,259
==========================================================================

COMPUTER HARDWARE-0.89%

PalmOne, Inc.(a)(b)                               331,200        9,594,864
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.50%

Emulex Corp.(a)                                   510,000        5,360,100
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.77%

Cummins Inc.                                      117,100   $    8,206,368
==========================================================================

CONSUMER ELECTRONICS-1.19%

Garmin Ltd. (Cayman Islands)(b)                   255,500       12,775,000
==========================================================================

CONSUMER FINANCE-0.91%

AmeriCredit Corp.(a)(b)                           503,600        9,769,840
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.53%

Alliance Data Systems Corp.(a)                    268,600       11,356,408
--------------------------------------------------------------------------
Certegy Inc.                                      164,550        5,816,842
--------------------------------------------------------------------------
CSG Systems International, Inc.(a)                516,000        8,673,960
--------------------------------------------------------------------------
DST Systems, Inc.(a)(b)                           278,000       12,468,300
--------------------------------------------------------------------------
Iron Mountain Inc.(a)(b)                          311,850       10,306,642
==========================================================================
                                                                48,622,152
==========================================================================

DEPARTMENT STORES-1.02%

Kohl's Corp.(a)(b)                                216,200       10,974,312
==========================================================================

DISTILLERS & VINTNERS-0.89%

Constellation Brands, Inc.-Class A(a)             244,000        9,572,120
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.89%

Corrections Corp. of America(a)                   284,500        9,886,375
--------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   595,500       12,505,500
--------------------------------------------------------------------------
United Rentals, Inc.(a)                           560,300        8,656,635
==========================================================================
                                                                31,048,510
==========================================================================

DRUG RETAIL-0.60%

Shoppers Drug Mart Corp. (Canada)(a)              212,100        6,452,340
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.27%

Cooper Industries, Ltd.-Class A (Bermuda)         214,000       13,674,600
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.66%

Aeroflex Inc.(a)                                  580,000        6,438,000
--------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         332,400       11,411,292
==========================================================================
                                                                17,849,292
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.54%

Benchmark Electronics, Inc.(a)                    170,000        5,774,900
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

EMPLOYMENT SERVICES-0.50%

Manpower Inc.                                     118,200   $    5,348,550
==========================================================================

ENVIRONMENTAL SERVICES-1.74%

Republic Services, Inc.                           435,000       13,398,000
--------------------------------------------------------------------------
Stericycle, Inc.(a)                               115,900        5,253,747
==========================================================================
                                                                18,651,747
==========================================================================

GENERAL MERCHANDISE STORES-1.40%

Dollar General Corp.                              498,400        9,594,200
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)(b)                    188,800        5,456,320
==========================================================================
                                                                15,050,520
==========================================================================

HEALTH CARE DISTRIBUTORS-0.79%

Henry Schein, Inc.(a)                             133,900        8,466,497
==========================================================================

HEALTH CARE EQUIPMENT-3.99%

Bio-Rad Laboratories, Inc.-Class A(a)             131,400        6,835,428
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)        240,100       13,772,136
--------------------------------------------------------------------------
Varian Inc.(a)                                    278,300       10,152,384
--------------------------------------------------------------------------
Waters Corp.(a)                                   292,400       12,073,196
==========================================================================
                                                                42,833,144
==========================================================================

HEALTH CARE FACILITIES-1.47%

Community Health Systems Inc.(a)                  435,000       11,666,700
--------------------------------------------------------------------------
Select Medical Corp.                              241,400        4,149,666
==========================================================================
                                                                15,816,366
==========================================================================

HEALTH CARE SERVICES-3.79%

Caremark Rx, Inc.(a)                              410,277       12,296,002
--------------------------------------------------------------------------
Covance Inc.(a)(b)                                198,900        7,900,308
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   338,550       10,027,851
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                          162,800       10,419,200
==========================================================================
                                                                40,643,361
==========================================================================

HOME FURNISHINGS-1.35%

Tempur-Pedic International Inc.(a)                891,300       14,474,712
==========================================================================

HOMEBUILDING-1.05%

Ryland Group, Inc. (The)                          118,200       11,275,098
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.51%

Starwood Hotels & Resorts Worldwide, Inc.(b)      113,800        5,431,674
==========================================================================

HOUSEWARES & SPECIALTIES-2.00%

Jarden Corp.(a)                                   287,700       10,104,024
--------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  408,400       11,312,680
==========================================================================
                                                                21,416,704
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.05%

BJ's Wholesale Club, Inc.(a)(b)                   389,800       11,315,894
==========================================================================

INDUSTRIAL GASES-1.04%

Airgas, Inc.                                      455,000       11,193,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL MACHINERY-1.72%

Eaton Corp.                                        84,000   $    5,371,800
--------------------------------------------------------------------------
Parker Hannifin Corp.                             185,600       13,108,928
==========================================================================
                                                                18,480,728
==========================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)              320,900       11,536,355
==========================================================================

INTEGRATED OIL & GAS-0.97%

Murphy Oil Corp.                                  129,500       10,362,590
==========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.41%

iShares Nasdaq Biotechnology Index Fund(a)(b)     222,500       15,161,150
==========================================================================

LEISURE PRODUCTS-1.99%

Brunswick Corp.                                   262,700       12,325,884
--------------------------------------------------------------------------
Polaris Industries Inc.(b)                        152,700        9,062,745
==========================================================================
                                                                21,388,629
==========================================================================

METAL & GLASS CONTAINERS-0.98%

Pactiv Corp.(a)                                   444,200       10,523,098
==========================================================================

MULTI-LINE INSURANCE-0.95%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/2003: Cost
  $10,000,000)(a)(c)(e)                         1,000,000        9,000,000
--------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)(a)(b)      138,100        1,242,900
==========================================================================
                                                                10,242,900
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Questar Corp.                                     251,900       12,091,200
==========================================================================

OFFICE ELECTRONICS-0.60%

Zebra Technologies Corp.-Class A(a)               121,725        6,450,208
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.59%

BJ Services Co.(b)                                213,200       10,873,200
--------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500        6,204,250
==========================================================================
                                                                17,077,450
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.37%

XTO Energy Inc.                                   439,125       14,657,992
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.16%

Ashland Inc.                                      226,300       13,039,406
--------------------------------------------------------------------------
Kinder Morgan, Inc.                               105,800        6,810,346
--------------------------------------------------------------------------
Williams Cos., Inc. (The)                       1,120,100       14,012,451
==========================================================================
                                                                33,862,203
==========================================================================

PACKAGED FOODS & MEATS-0.54%

Flowers Foods, Inc.                               228,400        5,792,224
==========================================================================

PAPER PACKAGING-1.41%

Sealed Air Corp.(a)(b)                            107,000        5,300,780
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PAPER PACKAGING-(CONTINUED)

Smurfit-Stone Container Corp.(a)                  563,800   $    9,787,568
==========================================================================
                                                                15,088,348
==========================================================================

PERSONAL PRODUCTS-1.02%

NBTY, Inc.(a)                                     398,800       10,982,952
==========================================================================

PHARMACEUTICALS-1.12%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        423,647       12,031,575
==========================================================================

REAL ESTATE-4.01%

Fieldstone Investment Corp. (Acquired
  11/10/2003-11/11/2003; Cost
  $9,984,140)(d)(e)                               661,900       11,417,775
--------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               574,555        9,847,873
--------------------------------------------------------------------------
KKR Financial Corp. (Acquired 08/05/2004;
  Cost $10,250,000)(a)(d)(e)                    1,025,000       10,506,250
--------------------------------------------------------------------------
New Century Financial Corp.                       100,000        5,515,000
--------------------------------------------------------------------------
Saxon Capital, Inc.(a)                            296,600        5,694,720
==========================================================================
                                                                42,981,618
==========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.30%

CB Richard Ellis Group, Inc.-Class A(a)           540,400       13,996,360
==========================================================================

REGIONAL BANKS-1.08%

Zions Bancorp                                     175,200       11,592,984
==========================================================================

RESTAURANTS-0.86%

Ruby Tuesday, Inc.(b)                             372,400        9,198,280
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.73%

Cabot Microelectronics Corp.(a)(b)                212,200        7,645,566
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               247,700       11,277,781
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         402,000       10,415,820
==========================================================================
                                                                29,339,167
==========================================================================

SEMICONDUCTORS-2.07%

ATI Technologies Inc. (Canada)(a)                 322,100        5,813,905
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         185,100        5,006,955
--------------------------------------------------------------------------
Microchip Technology Inc.(b)                      374,762       11,336,551
==========================================================================
                                                                22,157,411
==========================================================================

SPECIALTY CHEMICALS-0.95%

Great Lakes Chemical Corp.                        397,300       10,178,826
==========================================================================

SPECIALTY STORES-1.03%

Advance Auto Parts, Inc.(a)                       281,200       11,000,544
==========================================================================

SYSTEMS SOFTWARE-1.24%

McAfee Inc.(a)                                    550,000       13,310,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.90%

CDW Corp.                                         156,100   $    9,682,883
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.08%

Radian Group Inc.(b)                              242,800       11,637,404
==========================================================================

TRUCKING-1.07%

Sirva Inc.(a)                                     477,300       11,455,200
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.04%

NII Holdings Inc.(a)(b)                           246,600       10,916,982
--------------------------------------------------------------------------
SpectraSite, Inc.(a)                              213,100       10,932,030
==========================================================================
                                                                21,849,012
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $800,639,901)                          1,048,763,518
==========================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-0.04%

PUTS-0.04%

Murphy Oil Corp.
  (Integrated Oil &
  Gas)                   1,295       $80        Nov-04            301,087
-------------------------------------------------------------------------
XTO Energy Inc. (Oil
  & Gas Exploration &
  Production)            4,391        30        Nov-04             76,843
=========================================================================
    Total Options Purchased (Cost $884,638)                       377,930
=========================================================================


                                                 SHARES
MONEY MARKET FUNDS-1.91%

Liquid Assets Portfolio-Institutional
  Class(f)                                     10,261,930       10,261,930
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    10,261,930       10,261,930
==========================================================================
    Total Money Market Funds (Cost $20,523,860)                 20,523,860
==========================================================================
TOTAL INVESTMENTS-99.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $822,048,399)                1,069,665,308
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.89%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  69,189,281       69,189,281
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  69,189,281       69,189,281
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $138,378,562)                                      138,378,562
==========================================================================
TOTAL INVESTMENTS-112.57% (Cost $960,426,961)                1,208,043,870
==========================================================================
OTHER ASSETS LESS LIABILITIES-(12.57%)                        (134,877,684)
==========================================================================
NET ASSETS-100.00%                                          $1,073,166,186
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at October 31, 2004 represented 0.75% of the Fund's Total Investments. See Note 1A.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at October 31, 2004 was $21,924,025, which represented 2.04% of the Fund's net assets.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $30,924,025, which represented 2.88% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $801,524,539)*                              $1,049,141,448
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $158,902,422)                            158,902,422
============================================================
    Total investments (cost $960,426,961)      1,208,043,870
============================================================
Receivables for:
  Investments sold                                23,158,959
------------------------------------------------------------
  Fund shares sold                                 1,040,163
------------------------------------------------------------
  Dividends                                          140,573
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                72,551
------------------------------------------------------------
Other assets                                          46,726
============================================================
    Total assets                               1,232,502,842
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           18,056,931
------------------------------------------------------------
  Fund shares reacquired                           1,569,825
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 117,451
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       138,378,562
------------------------------------------------------------
Accrued distribution fees                            630,739
------------------------------------------------------------
Accrued trustees' fees                                 2,277
------------------------------------------------------------
Accrued transfer agent fees                          387,654
------------------------------------------------------------
Accrued operating expenses                           193,217
============================================================
    Total liabilities                            159,336,656
============================================================
Net assets applicable to shares outstanding   $1,073,166,186
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  738,072,716
------------------------------------------------------------
Undistributed net investment income (loss)           (98,307)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities                           87,611,149
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              247,580,628
============================================================
                                              $1,073,166,186
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  617,193,910
____________________________________________________________
============================================================
Class B                                       $  376,354,647
____________________________________________________________
============================================================
Class C                                       $   73,929,300
____________________________________________________________
============================================================
Class R                                       $    5,621,711
____________________________________________________________
============================================================
Institutional Class                           $       66,618
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           34,565,765
____________________________________________________________
============================================================
Class B                                           22,421,759
____________________________________________________________
============================================================
Class C                                            4,407,579
____________________________________________________________
============================================================
Class R                                              316,184
____________________________________________________________
============================================================
Institutional Class                                    3,674
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        17.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.86 divided by
      94.50%)                                 $        18.90
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.79
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        16.77
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        17.78
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        18.13
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $135,274,803 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,998)          $  9,123,366
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $316,380)*                            782,270
==========================================================================
    Total investment income                                      9,905,636
==========================================================================

EXPENSES:

Advisory fees                                                    7,018,923
--------------------------------------------------------------------------
Administrative services fees                                       282,196
--------------------------------------------------------------------------
Custodian fees                                                     120,476
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,031,361
--------------------------------------------------------------------------
  Class B                                                        3,967,972
--------------------------------------------------------------------------
  Class C                                                          729,633
--------------------------------------------------------------------------
  Class R                                                           14,320
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       3,027,243
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              54
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              32,363
--------------------------------------------------------------------------
Other                                                              650,014
==========================================================================
    Total expenses                                              17,874,555
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (125,412)
==========================================================================
    Net expenses                                                17,749,143
==========================================================================
Net investment income (loss)                                    (7,843,507)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities                    92,544,722
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          9,292,934
--------------------------------------------------------------------------
  Foreign currencies                                               (36,281)
==========================================================================
                                                                 9,256,653
==========================================================================
Net gain from investment securities and foreign currencies     101,801,375
==========================================================================
Net increase in net assets resulting from operations          $ 93,957,868
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,843,507)   $   (7,651,741)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               92,544,722        64,445,148
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investments
    securities and foreign currencies                              9,256,653       180,427,376
==============================================================================================
    Net increase in net assets resulting from operations          93,957,868       237,220,783
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (13,528,020)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (10,257,718)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,789,455)               --
----------------------------------------------------------------------------------------------
  Class R                                                            (30,198)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (242)               --
==============================================================================================
    Decrease in net assets resulting from distributions          (25,605,633)               --
==============================================================================================
Share transactions-net:
  Class A                                                         31,588,830       (40,295,276)
----------------------------------------------------------------------------------------------
  Class B                                                        (40,086,908)      (45,852,897)
----------------------------------------------------------------------------------------------
  Class C                                                          1,351,823        (3,420,452)
----------------------------------------------------------------------------------------------
  Class R                                                          4,312,014           902,244
----------------------------------------------------------------------------------------------
  Institutional Class                                                 55,370                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (2,778,871)      (88,666,381)
==============================================================================================
    Net increase in net assets                                    65,573,364       148,554,402
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,007,592,822       859,038,420
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(98,307) and $(85,597), respectively)          $1,073,166,186    $1,007,592,822
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $8,699.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $96,092 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $282,196 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $3,027,243 for Class A, Class B, Class C and Class R shares and $14 for Institutional Class shares after AISI reimbursed fees for the Institutional Class shares of $40. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $2,031,361, $3,967,972, $729,633 and $14,320, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2004, AIM Distributors advised the Fund that it retained $171,202 in front-end sales commissions from the sale of Class A shares and $519, $25,762, $5,602 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $16,395,571     $221,684,483    $(227,818,124)     $      --       $10,261,930     $235,656     $      --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           16,395,571      221,684,483     (227,818,124)            --        10,261,930     230,234             --
===========================================================================================================================
  Subtotal       $32,791,142     $443,368,966    $(455,636,248)     $      --       $20,523,860     $465,890     $      --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $77,943,886     $210,017,597    $(218,772,202)     $      --       $69,189,281     $158,802     $      --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           77,943,886      210,017,597     (218,772,202)            --        69,189,281     157,578             --
===========================================================================================================================
  Subtotal       $155,887,772    $420,035,194    $(437,544,404)     $      --       $138,378,562    $316,380     $      --
===========================================================================================================================
  Total          $188,678,914    $863,404,160    $(893,180,652)     $      --       $158,902,422    $782,270     $      --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $27,195,023 and $10,946,219, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $16,199 and credits in custodian fees of $4,382 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $20,581.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $7,855 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $135,274,803 were on loan to brokers. The loans were secured by cash collateral of $138,378,562 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $316,380 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $25,605,633    $      --
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed long-term gain                                  $   88,000,687
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           247,191,090
----------------------------------------------------------------------------
Temporary book/tax differences                                       (98,307)
----------------------------------------------------------------------------
Shares of beneficial interest                                    738,072,716
============================================================================
Total net assets                                              $1,073,166,186
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(36,281).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $748,265,373 and $776,755,843, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $260,704,530
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (13,477,159)
==============================================================================
Net unrealized appreciation of investment securities             $247,227,371
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $960,816,499.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $7,830,797, undistributed net realized gain (loss) was decreased by $2,894,200 and shares of beneficial interest decreased by $4,936,597. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,956,116    $ 121,226,684      7,864,878    $ 109,808,336
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,589,525       42,660,392      2,057,426       27,535,873
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,128,395       18,630,607        834,828       11,240,012
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        275,328        4,806,109         74,458          986,707
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              3,080           55,129             --               --
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        727,483       12,170,787             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        564,080        8,923,747             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         96,104        1,519,408             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                          1,810           30,198             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 14              241             --               --
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        834,769       14,693,499        340,670        4,868,315
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (886,014)     (14,693,499)      (358,616)      (4,868,315)
=========================================================================================================================
Reacquired:
  Class A                                                     (6,701,600)    (116,502,140)   (11,106,766)    (154,971,927)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,698,851)     (76,977,548)    (5,230,794)     (68,520,455)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,149,534)     (18,798,192)    (1,117,790)     (14,660,464)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (30,395)        (524,293)        (5,766)         (84,463)
=========================================================================================================================
                                                                (289,690)   $  (2,778,871)    (6,647,472)   $ (88,666,381)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2004             2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.66         $  12.80       $  14.69       $  21.79    $  15.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)        (0.08)(a)      (0.04)(a)      (0.04)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.70             3.94          (1.85)         (4.27)       6.68
=================================================================================================================================
    Total from investment operations                              1.62             3.86          (1.89)         (4.31)       6.55
=================================================================================================================================
Less distributions from net realized gains                       (0.42)              --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                                $  17.86         $  16.66       $  12.80       $  14.69    $  21.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.87%           30.16%        (12.87)%       (21.76)%     42.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $617,194         $545,691       $456,268       $576,660    $759,838
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.40%(c)(d)      1.53%          1.38%          1.33%       1.28%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.46)%(c)       (0.56)%        (0.29)%        (0.21)%     (0.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             74%             101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $580,388,749.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41%.

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2004             2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.79         $  12.21       $  14.10       $  21.16    $  14.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.18)(a)        (0.16)(a)      (0.14)(a)      (0.15)      (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.60             3.74          (1.75)         (4.12)       6.52
=================================================================================================================================
    Total from investment operations                              1.42             3.58          (1.89)         (4.27)       6.26
=================================================================================================================================
Less distributions from net realized gains                       (0.42)              --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                                $  16.79         $  15.79       $  12.21       $  14.10    $  21.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.13%           29.32%        (13.40)%       (22.29)%     42.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $376,355         $392,382       $346,456       $454,018    $617,576
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           2.05%(c)(d)      2.18%          2.03%          1.99%       1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.11)%(c)       (1.21)%        (0.94)%        (0.87)%     (1.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             74%             101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $396,797,209.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2004            2003          2002          2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.78         $ 12.20       $ 14.10       $ 21.15    $ 14.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)       (0.16)(a)     (0.14)(a)     (0.14)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.59            3.74         (1.76)        (4.12)      6.51
============================================================================================================================
    Total from investment operations                             1.41            3.58         (1.90)        (4.26)      6.26
============================================================================================================================
Less distributions from net realized gains                      (0.42)             --            --         (2.79)        --
============================================================================================================================
Net asset value, end of period                                $ 16.77         $ 15.78       $ 12.20       $ 14.10    $ 21.15
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                  9.07%          29.34%       (13.48)%      (22.24)%    42.04%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $73,929         $68,356       $56,298       $66,127    $82,982
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.05%(c)(d)     2.18%         2.03%         1.99%      1.99%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)      (1.21)%       (0.94)%       (0.87)%    (1.30)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            74%            101%          120%          130%       101%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $72,963,303.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.

                                                                               CLASS R
                                                              -----------------------------------------
                                                                                          JUNE 3, 2002
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2004           2003            2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.62         $12.79          $ 16.62
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.10)(a)        (0.03)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.68           3.93            (3.80)
=======================================================================================================
    Total from investment operations                            1.58           3.83            (3.83)
=======================================================================================================
Less distributions from net realized gains                     (0.42)            --               --
=======================================================================================================
Net asset value, end of period                                $17.78         $16.62          $ 12.79
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 9.65%         29.95%          (23.05)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,622         $1,154          $    10
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                         1.55%(c)(d)    1.68%            1.54%(e)
=======================================================================================================
Ratio of net investment income (loss) to average net assets    (0.61)%(c)     (0.71)%          (0.44)%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                        74%           101%             120%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,864,084.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.56%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                        MARCH 15, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                  OCTOBER 31,           COMMENCED) TO
                                                              -------------------        OCTOBER 31,
                                                               2004         2003             2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.83       $12.84          $ 17.25
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.01(a)      0.01(a)          0.02(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.71         3.98            (4.43)
======================================================================================================
    Total from investment operations                            1.72         3.99            (4.41)
======================================================================================================
Less distributions from net realized gains                     (0.42)          --               --
======================================================================================================
Net asset value, end of period                                $18.13       $16.83          $ 12.84
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                10.38%       31.08%          (25.57)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   67       $   10          $     7
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                0.86%(c)     0.87%            0.84%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.15%(c)     1.25%            0.99%(d)
======================================================================================================
Ratio of net investment income to average net assets            0.08%(c)     0.10%            0.25%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                        74%         101%             120%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,384.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Charter Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.34%

AEROSPACE & DEFENSE-1.26%

Northrop Grumman Corp.                            700,000   $   36,225,000
==========================================================================

BREWERS-1.48%

Heineken N.V. (Netherlands)(a)(b)               1,347,106       42,595,608
==========================================================================

BUILDING PRODUCTS-1.40%

Masco Corp.                                     1,174,500       40,238,370
==========================================================================

COMMUNICATIONS EQUIPMENT-1.03%

Nokia Oyj-ADR (Finland)                         1,924,100       29,669,622
==========================================================================

COMPUTER HARDWARE-1.59%

International Business Machines Corp.             510,000       45,772,500
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.36%

First Data Corp.                                  945,000       39,009,600
==========================================================================

DEPARTMENT STORES-1.91%

Kohl's Corp.(c)                                 1,081,700       54,907,092
==========================================================================

DIVERSIFIED BANKS-2.53%

Bank of America Corp.                           1,011,000       45,282,690
--------------------------------------------------------------------------
Wachovia Corp.                                    554,850       27,304,168
==========================================================================
                                                                72,586,858
==========================================================================

DIVERSIFIED CHEMICALS-1.19%

Dow Chemical Co. (The)                            758,000       34,064,520
==========================================================================

ELECTRIC UTILITIES-1.23%

FPL Group, Inc.                                   511,200       35,221,680
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.17%

Emerson Electric Co.                              525,000       33,626,250
==========================================================================

ENVIRONMENTAL SERVICES-1.99%

Waste Management, Inc.                          2,006,500       57,145,120
==========================================================================

FOOD RETAIL-2.91%

Kroger Co. (The)(c)                             3,460,000       52,280,600
--------------------------------------------------------------------------
Safeway Inc.(c)                                 1,720,000       31,372,800
==========================================================================
                                                                83,653,400
==========================================================================

HOUSEHOLD PRODUCTS-1.07%

Kimberly-Clark Corp.                              513,000       30,610,710
==========================================================================

HOUSEWARES & SPECIALTIES-1.05%

Newell Rubbermaid Inc.                          1,400,000       30,184,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.94%

Wal-Mart Stores, Inc.                             500,000       26,960,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-4.26%

General Electric Co.                            1,434,500   $   48,945,140
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               2,360,000       73,514,000
==========================================================================
                                                               122,459,140
==========================================================================

INDUSTRIAL MACHINERY-2.48%

Dover Corp.                                     1,040,800       40,872,216
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          329,500       30,406,260
==========================================================================
                                                                71,278,476
==========================================================================

INTEGRATED OIL & GAS-7.03%

Amerada Hess Corp.                                290,500       23,446,255
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                     1,015,000       59,123,750
--------------------------------------------------------------------------
ChevronTexaco Corp.                               467,000       24,779,020
--------------------------------------------------------------------------
ConocoPhillips                                    305,300       25,739,843
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 892,700       43,938,694
--------------------------------------------------------------------------
Murphy Oil Corp.                                  310,900       24,878,218
==========================================================================
                                                               201,905,780
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.34%

ALLTEL Corp.                                      700,000       38,451,000
==========================================================================

INTERNET RETAIL-0.80%

IAC/InterActiveCorp.(a)(c)                      1,070,000       23,133,400
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.04%

Morgan Stanley                                    582,250       29,747,152
==========================================================================

IT CONSULTING & OTHER SERVICES-1.01%

Accenture Ltd.-Class A (Bermuda)(c)             1,200,000       29,052,000
==========================================================================

LIFE & HEALTH INSURANCE-1.16%

Prudential Financial, Inc.                        716,200       33,281,814
==========================================================================

OFFICE ELECTRONICS-1.62%

Xerox Corp.(c)                                  3,156,300       46,618,551
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.14%

Baker Hughes Inc.                                 763,000       32,679,290
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.29%

Citigroup Inc.                                    670,000       29,727,900
--------------------------------------------------------------------------
Principal Financial Group, Inc.                   955,000       36,060,800
==========================================================================
                                                                65,788,700
==========================================================================

PACKAGED FOODS & MEATS-8.23%

Campbell Soup Co.                               2,107,000       56,551,880
--------------------------------------------------------------------------
General Mills, Inc.                             1,880,000       83,190,000
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                        1,600,000       53,296,000
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

Sara Lee Corp.                                  1,865,000   $   43,417,200
==========================================================================
                                                               236,455,080
==========================================================================

PAPER PRODUCTS-1.44%

Georgia-Pacific Corp.                           1,200,000       41,508,000
==========================================================================

PHARMACEUTICALS-12.68%

Bristol-Myers Squibb Co.                        1,635,000       38,308,050
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)        1,430,000       60,632,000
--------------------------------------------------------------------------
Johnson & Johnson                                 495,000       28,898,100
--------------------------------------------------------------------------
Merck & Co. Inc.                                2,420,000       75,770,200
--------------------------------------------------------------------------
Pfizer Inc.                                     2,395,000       69,335,250
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                      1,168,000       30,368,000
--------------------------------------------------------------------------
Wyeth                                           1,540,000       61,061,000
==========================================================================
                                                               364,372,600
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.97%

ACE Ltd. (Cayman Islands)                         750,000       28,545,000
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               828,122       28,123,023
==========================================================================
                                                                56,668,023
==========================================================================

PUBLISHING-3.71%

Gannett Co., Inc.                                 450,000       37,327,500
--------------------------------------------------------------------------
New York Times Co. (The)-Class A(a)               952,900       38,163,645
--------------------------------------------------------------------------
Tribune Co.                                       720,000       31,104,000
==========================================================================
                                                               106,595,145
==========================================================================

RAILROADS-2.76%

Norfolk Southern Corp.                          1,334,000       45,289,300
--------------------------------------------------------------------------
Union Pacific Corp.                               538,000       33,877,860
==========================================================================
                                                                79,167,160
==========================================================================

REGIONAL BANKS-1.87%

BB&T Corp.                                        709,300       29,159,323
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              351,150       24,713,937
==========================================================================
                                                                53,873,260
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


SEMICONDUCTORS-5.07%

Analog Devices, Inc.                              855,000   $   34,422,300
--------------------------------------------------------------------------
Intel Corp.                                     1,889,500       42,060,270
--------------------------------------------------------------------------
National Semiconductor Corp.(c)                 2,139,000       35,721,300
--------------------------------------------------------------------------
Xilinx, Inc.                                    1,097,000       33,568,200
==========================================================================
                                                               145,772,070
==========================================================================

SOFT DRINKS-0.99%

Coca-Cola Co. (The)                               700,000       28,462,000
==========================================================================

SYSTEMS SOFTWARE-5.23%

Computer Associates International, Inc.         2,099,000       58,163,290
--------------------------------------------------------------------------
Microsoft Corp.                                 3,287,000       92,003,130
==========================================================================
                                                               150,166,420
==========================================================================

THRIFTS & MORTGAGE FINANCE-2.11%

Washington Mutual, Inc.                         1,564,560       60,564,118
==========================================================================
    Total Common Stocks & Other Equity
      Interests
      (Cost $2,396,059,963)                                  2,710,469,509
==========================================================================

MONEY MARKET FUNDS-5.78%

Liquid Assets Portfolio-Institutional
  Class(d)                                     83,058,993       83,058,993
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    83,058,993       83,058,993
==========================================================================
    Total Money Market Funds (Cost
      $166,117,986)                                            166,117,986
==========================================================================
TOTAL INVESTMENTS-100.12% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,562,177,949)                                            2,876,587,495
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.95%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  27,336,279       27,336,279
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,336,279)                                        27,336,279
==========================================================================
TOTAL INVESTMENTS-101.07% (Cost $2,589,514,228)              2,903,923,774
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.07%)                          (30,677,348)
==========================================================================
NET ASSETS-100.00%                                          $2,873,246,426
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for security lending transactions as of October 31, 2004.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004 represented 1.47% of the Fund's Total Investments. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $2,396,059,963)*                            $2,710,469,509
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $193,454,265)                            193,454,265
============================================================
  Total investments (cost $2,589,514,228)      2,903,923,774
------------------------------------------------------------
Receivables for:
  Investments sold                                    91,749
------------------------------------------------------------
  Fund shares sold                                   677,874
------------------------------------------------------------
  Dividends                                        3,441,529
------------------------------------------------------------
  Investments matured (Note 10)                    2,616,170
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               225,690
------------------------------------------------------------
Other assets                                          61,803
============================================================
  Total assets                                 2,911,038,589
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                           7,281,636
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                444,079
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       27,336,279
------------------------------------------------------------
Accrued distribution fees                          1,338,545
------------------------------------------------------------
Accrued trustees' fees                                 4,421
------------------------------------------------------------
Accrued transfer agent fees                        1,070,958
------------------------------------------------------------
Accrued operating expenses                           316,245
============================================================
     Total liabilities                            37,792,163
============================================================
Net assets applicable to shares outstanding   $2,873,246,426
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,220,676,279
------------------------------------------------------------
Undistributed net investment income                5,696,221
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (667,535,620)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     314,409,546
============================================================
                                              $2,873,246,426
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,843,623,034
____________________________________________________________
============================================================
Class B                                       $  885,499,723
____________________________________________________________
============================================================
Class C                                       $  138,305,296
____________________________________________________________
============================================================
Class R                                       $    2,533,768
____________________________________________________________
============================================================
Institutional Class                           $    3,284,605
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          151,588,810
____________________________________________________________
============================================================
Class B                                           76,298,853
____________________________________________________________
============================================================
Class C                                           11,883,687
____________________________________________________________
============================================================
Class R                                              209,486
____________________________________________________________
============================================================
Institutional Class                                  262,233
____________________________________________________________
============================================================
Class A :
  Net asset value per share                   $        12.16
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.16 divided by
       94.50%)                                $        12.87
____________________________________________________________
============================================================
Class B :
  Net asset value and offering price per
     share                                    $        11.61
____________________________________________________________
============================================================
Class C :
  Net asset value and offering price per
     share                                    $        11.64
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        12.10
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        12.53
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $26,097,344 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $182,690)        $ 55,078,131
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $25,015)*                           2,075,348
--------------------------------------------------------------------------
Interest                                                               956
==========================================================================
    Total investment income                                     57,154,435
==========================================================================

EXPENSES:

Advisory fees                                                   20,136,790
--------------------------------------------------------------------------
Administrative services fees                                       585,397
--------------------------------------------------------------------------
Custodian fees                                                     243,906
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        5,883,153
--------------------------------------------------------------------------
  Class B                                                       10,549,491
--------------------------------------------------------------------------
  Class C                                                        1,572,686
--------------------------------------------------------------------------
  Class R                                                           11,195
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       8,357,015
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           1,847
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              73,380
--------------------------------------------------------------------------
Other                                                            1,564,364
==========================================================================
    Total expenses                                              48,979,224
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
      arrangements                                                (360,129)
==========================================================================
    Net expenses                                                48,619,095
==========================================================================
Net investment income                                            8,535,340
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        284,896,878
--------------------------------------------------------------------------
  Foreign currencies                                                47,518
==========================================================================
                                                               284,944,396
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                           (662,843)
==========================================================================
Net gain from investment securities and foreign currencies     284,281,553
==========================================================================
Net increase in net assets resulting from operations          $292,816,893
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    8,535,340    $    3,496,816
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           284,944,396      (177,091,373)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                    (662,843)      649,909,999
==============================================================================================
    Net increase in net assets resulting from operations         292,816,893       476,315,442
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (4,234,798)               --
----------------------------------------------------------------------------------------------
  Class R                                                             (2,682)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (14,410)               --
==============================================================================================
  Decrease in net assets resulting from distributions             (4,251,890)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (343,025,821)     (380,938,708)
----------------------------------------------------------------------------------------------
  Class B                                                       (360,933,716)     (215,082,650)
----------------------------------------------------------------------------------------------
  Class C                                                        (39,355,393)      (29,277,194)
----------------------------------------------------------------------------------------------
  Class R                                                            642,358         1,521,693
----------------------------------------------------------------------------------------------
  Institutional Class                                              1,074,851           339,875
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (741,597,721)     (623,436,984)
==============================================================================================
    Net increase (decrease) in net assets                       (453,032,718)     (147,121,542)
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,326,279,144     3,473,400,686
==============================================================================================
  End of year (including undistributed net investment income
    of $5,696,221 and $1,365,253, respectively)               $2,873,246,426    $3,326,279,144
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $44,820. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $267,010 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $585,397 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $8,357,015 for Class A, Class B, Class C and Class R shares and $1,847 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $5,883,153, $10,549,491, $1,572,686 and $11,195, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $234,197 in front-end sales commissions from the sale of Class A shares and $3,448, $59,959, $6,679 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 98,974,452      $487,207,080     $  (503,122,539)       $   --        $ 83,058,993     $1,032,599      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            98,974,452       487,207,080        (503,122,539)           --          83,058,993      1,017,734          --
===================================================================================================================================
  Subtotal       $197,948,904      $974,414,160     $(1,006,245,078)       $   --        $166,117,986     $2,050,333      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 22,552,000     $  341,863,851    $  (364,415,851)       $   --        $         --     $   21,732      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --         46,453,174        (19,116,895)           --          27,336,279          3,283          --
===================================================================================================================================
  Subtotal       $ 22,552,000     $  388,317,025    $  (383,532,746)       $   --        $ 27,336,279     $   25,015      $   --
===================================================================================================================================
  Total          $220,500,904     $1,362,731,185    $(1,389,777,824)       $   --        $193,454,265     $2,075,348      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $43,476,128 and $115,762,500, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $48,299, which resulted in a reduction of the Fund's total expenses of $48,299.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $15,947 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $26,097,344 were on loan to brokers. The loans were secured by cash collateral of $27,336,279 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $25,015 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $4,251,890    $   --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $    8,592,013
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           264,884,884
----------------------------------------------------------------------------
Temporary book/tax difference                                       (394,478)
----------------------------------------------------------------------------
Capital loss carryforward                                       (620,512,272)
----------------------------------------------------------------------------
Shares of beneficial interest                                  3,220,676,279
============================================================================
Total net assets                                              $2,873,246,426
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $282,887,750 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $488,443,372
-----------------------------------------------------------------------------
October 31, 2011                                                 132,068,900
=============================================================================
Total capital loss carryforward                                 $620,512,272
_____________________________________________________________________________
=============================================================================
* Capital loss carryforward as of the date listed above is
  reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $1,066,339,251 and $1,695,085,970, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $60,700,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00% which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 376,858,000
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (111,973,116)
===============================================================================
Net unrealized appreciation of investment securities             $ 264,884,884
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $2,639,038,890.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2004, undistributed net investment income was increased by $47,518 and undistributed net realized gain (loss) was decreased by $47,518. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,951,437    $  94,832,462     16,680,459    $ 167,057,570
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,877,677       44,222,154      8,128,480       78,572,729
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,217,568       13,934,813      2,035,003       19,657,080
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          95,004        1,120,376        182,932        1,841,485
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             515,765        6,344,104         53,551          570,090
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         345,517        3,966,625             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                             234            2,681             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 714            8,400             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      12,968,092      155,893,419      3,640,846       37,843,518
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (13,548,346)    (155,893,419)    (3,789,510)     (37,843,518)
==========================================================================================================================
Reacquired:
  Class A                                                     (50,261,476)    (597,718,327)   (58,788,618)    (585,839,796)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (21,841,949)    (249,262,451)   (26,845,101)    (255,811,861)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,652,957)     (53,290,206)    (5,102,475)     (48,934,274)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (40,399)        (480,699)       (29,999)        (319,792)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (434,182)      (5,277,653)       (22,226)        (230,215)
==========================================================================================================================
                                                              (63,807,301)   $(741,597,721)   (63,856,658)   $(623,436,984)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13.20% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell the Fund Shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004             2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    11.12       $     9.57    $    10.46    $    18.07    $    17.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.06(a)          0.04(a)       0.01(b)      (0.03)        (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.00             1.51         (0.90)        (6.70)         2.30
=================================================================================================================================
    Total from investment operations                             1.06             1.55         (0.89)        (6.73)         2.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --            --         (0.88)        (1.35)
=================================================================================================================================
    Total distributions                                         (0.02)              --            --         (0.88)        (1.35)
=================================================================================================================================
Net asset value, end of period                             $    12.16       $    11.12    $     9.57    $    10.46    $    18.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  9.58%           16.20%        (8.51)%      (38.75)%       13.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,843,623       $2,008,702    $2,096,866    $3,159,304    $5,801,869
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(d)         1.30%         1.22%         1.16%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.27%(d)         1.30%         1.22%         1.17%         1.08%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         0.54%(d)         0.39%         0.09%(b)      (0.24)%      (0.20)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            36%              28%          103%           78%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,961,051,091.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004              2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.67         $     9.24    $    10.18    $    17.72    $    16.97
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.02)(a)          (0.03)(a)      (0.08)(b)      (0.13)      (0.17)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.96               1.46         (0.86)        (6.53)         2.27
=================================================================================================================================
    Total from investment operations                           0.94               1.43         (0.94)        (6.66)         2.10
=================================================================================================================================
Less distributions from net realized gains                       --                 --            --         (0.88)        (1.35)
=================================================================================================================================
Net asset value, end of period                             $  11.61         $    10.67    $     9.24    $    10.18    $    17.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                8.81%             15.48%        (9.23)%      (39.14)%       12.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $885,500         $1,149,943    $1,204,617    $1,719,470    $3,088,611
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.96%(d)           2.00%         1.92%         1.86%         1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.97%(d)           2.00%         1.92%         1.87%         1.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.16%)(d)         (0.31)%       (0.61%)(b)      (0.94)%      (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          36%                28%          103%           78%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,054,949,073.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.70       $   9.27    $  10.21    $  17.77    $  17.01
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)      (0.03)(a)    (0.08)(b)    (0.13)    (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.96           1.46       (0.86)      (6.55)       2.28
=========================================================================================================================
    Total from investment operations                              0.94           1.43       (0.94)      (6.68)       2.11
=========================================================================================================================
Less distributions from net realized gains                          --             --          --       (0.88)      (1.35)
=========================================================================================================================
Net asset value, end of period                                $  11.64       $  10.70    $   9.27    $  10.21    $  17.77
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   8.79%         15.43%      (9.21)%    (39.14)%     12.78%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $138,305       $163,859    $170,444    $248,533    $412,872
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.96%(d)       2.00%       1.92%       1.86%       1.80%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.97%(d)       2.00%       1.92%       1.87%       1.82%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(d)     (0.31)%     (0.61)%(b)    (0.94)%    (0.94)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             36%            28%        103%         78%         80%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $157,268,602.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.08         $ 9.56       $ 10.94
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.04(a)        0.02(a)       0.00
====================================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.00           1.50         (1.38)
====================================================================================================
    Total from investment operations                            1.04           1.52         (1.38)
====================================================================================================
Less dividends from net investment income                      (0.02)            --            --
====================================================================================================
Net asset value, end of period                                $12.10         $11.08       $  9.56
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 9.35%         15.90%       (12.61)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,534         $1,714       $    16
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.46%(c)(d)    1.50%         1.42%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets     0.34%(c)       0.19%        (0.11)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        36%            28%          103%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,239,072.
(d) After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 1.47%
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                INSTITUTIONAL
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2004         2003      2002      2001       2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.45       $ 9.80    $10.67    $ 18.33    $17.33
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.13(a)      0.09(a)   0.06(b)    0.04      0.52
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.03         1.56     (0.93)     (6.82)     1.83
================================================================================================================
    Total from investment operations                            1.16         1.65     (0.87)     (6.78)     2.35
================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.08)          --        --         --        --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --        --      (0.88)    (1.35)
================================================================================================================
    Total distributions                                        (0.08)          --        --      (0.88)    (1.35)
================================================================================================================
Net asset value, end of period                                $12.53       $11.45    $ 9.80    $ 10.67    $18.33
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                10.21%       16.84%    (8.15)%   (38.46)%   14.02%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,285       $2,061    $1,457    $ 1,648    $3,234
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.74%(d)     0.79%     0.79%      0.68%     0.66%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.75%(d)     0.79%     0.83%      0.69%     0.68%
================================================================================================================
Ratio of net investment income to average net assets            1.06%(d)     0.90%     0.52%(b)    0.25%    0.20%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           36%          28%      103%        78%       80%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $4,378,524.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Constellation Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.49%

ADVERTISING-1.02%

Lamar Advertising Co.-Class A(a)(b)              1,609,800   $   66,677,916
===========================================================================

AEROSPACE & DEFENSE-0.64%

Honeywell International Inc.                     1,250,000       42,100,000
===========================================================================

AIR FREIGHT & LOGISTICS-1.13%

Expeditors International of Washington,
  Inc.(b)                                          500,000       28,550,000
---------------------------------------------------------------------------
FedEx Corp.(b)                                     500,000       45,560,000
===========================================================================
                                                                 74,110,000
===========================================================================

AIRLINES-0.53%

Southwest Airlines Co.(b)                        2,193,800       34,596,226
===========================================================================

APPAREL RETAIL-0.37%

TJX Cos., Inc. (The)                             1,000,000       23,980,000
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Coach, Inc.(a)                                   1,000,000       46,630,000
===========================================================================

APPLICATION SOFTWARE-1.08%

Autodesk, Inc.(b)                                1,350,000       71,212,500
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.22%

Investors Financial Services Corp.(b)              380,000       14,626,200
===========================================================================

BIOTECHNOLOGY-1.98%

Amgen Inc.(a)                                      744,700       42,298,960
---------------------------------------------------------------------------
Biogen Idec Inc.(a)(b)                             600,000       34,896,000
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)(b)                      1,527,600       52,900,788
===========================================================================
                                                                130,095,748
===========================================================================

BROADCASTING & CABLE TV-1.99%

Clear Channel Communications, Inc.(b)            2,112,800       70,567,520
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)(b)      1,944,400       60,198,624
===========================================================================
                                                                130,766,144
===========================================================================

COMMUNICATIONS EQUIPMENT-6.27%

Avaya Inc.(a)(b)                                 1,500,000       21,600,000
---------------------------------------------------------------------------
Cisco Systems, Inc.(a)                           7,500,000      144,075,000
---------------------------------------------------------------------------
Comverse Technology, Inc.(a)(b)                  2,500,000       51,600,000
---------------------------------------------------------------------------
Corning Inc.(a)(b)                               2,200,000       25,190,000
---------------------------------------------------------------------------
Juniper Networks, Inc.(a)(b)                     2,000,000       53,220,000
---------------------------------------------------------------------------
Motorola, Inc.(b)                                1,473,900       25,439,514
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nokia Oyi-ADR (Finland)(b)                       2,500,000   $   38,550,000
---------------------------------------------------------------------------
QUALCOMM Inc.                                    1,250,000       52,262,500
===========================================================================
                                                                411,937,014
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.68%

Best Buy Co., Inc.(b)                              750,000       44,415,000
===========================================================================

COMPUTER HARDWARE-2.80%

Apple Computer, Inc.(a)(b)                       1,000,000       52,530,000
---------------------------------------------------------------------------
Dell Inc.(a)(b)                                  3,750,000      131,475,000
===========================================================================
                                                                184,005,000
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.19%

Caterpillar Inc.(b)                                750,000       60,405,000
---------------------------------------------------------------------------
Deere & Co.                                      1,400,000       83,692,000
===========================================================================
                                                                144,097,000
===========================================================================

CONSUMER FINANCE-3.63%

American Express Co.(b)                          1,250,000       66,337,500
---------------------------------------------------------------------------
Capital One Financial Corp.(b)                     500,000       36,880,000
---------------------------------------------------------------------------
MBNA Corp.(b)                                    3,500,000       89,705,000
---------------------------------------------------------------------------
SLM Corp.(b)                                     1,000,000       45,260,000
===========================================================================
                                                                238,182,500
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.84%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                          500,000       27,275,000
---------------------------------------------------------------------------
Automatic Data Processing, Inc.                  1,000,000       43,390,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)(b)                               2,250,000       79,965,000
---------------------------------------------------------------------------
Paychex, Inc.(b)                                 1,100,000       36,073,400
===========================================================================
                                                                186,703,400
===========================================================================

DEPARTMENT STORES-0.26%

J.C. Penney Co., Inc.(b)                           500,000       17,295,000
===========================================================================

DIVERSIFIED BANKS-0.68%

Bank of America Corp.(b)                         1,000,000       44,790,000
===========================================================================

DIVERSIFIED CHEMICALS-1.37%

Dow Chemical Co. (The)(b)                          650,000       29,211,000
---------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                     750,000       32,152,500
---------------------------------------------------------------------------
Eastman Chemical Co.(b)                            600,000       28,482,000
===========================================================================
                                                                 89,845,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-1.00%

Apollo Group, Inc.-Class A(a)(b)                   500,000   $   33,000,000
---------------------------------------------------------------------------
Cintas Corp.                                       750,000       32,355,000
===========================================================================
                                                                 65,355,000
===========================================================================

DIVERSIFIED METALS & MINING-0.53%

Phelps Dodge Corp.(b)                              400,000       35,016,000
===========================================================================

DRUG RETAIL-0.55%

Walgreen Co.(b)                                  1,000,000       35,890,000
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.63%

Rockwell Automation, Inc.(b)                     1,000,000       41,690,000
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.59%

Agilent Technologies, Inc.(a)(b)                 1,550,000       38,843,000
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.36%

Molex Inc.                                         802,400       23,726,968
===========================================================================

EMPLOYMENT SERVICES-1.62%

Robert Half International Inc.                   4,000,000      106,120,000
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.46%

Monsanto Co.                                       700,000       29,925,000
===========================================================================

FOOD RETAIL-0.43%

Whole Foods Market, Inc.(b)                        350,000       28,500,500
===========================================================================

FOOTWEAR-0.43%

NIKE, Inc.-Class B                                 350,000       28,458,500
===========================================================================

GOLD-0.67%

Newmont Mining Corp.                               471,600       22,410,432
---------------------------------------------------------------------------
Placer Dome Inc. (Canada)                        1,003,900       21,332,875
===========================================================================
                                                                 43,743,307
===========================================================================

HEALTH CARE EQUIPMENT-6.78%

Bard (C.R.), Inc.                                  652,100       37,039,280
---------------------------------------------------------------------------
Becton, Dickinson & Co.                          1,034,200       54,295,500
---------------------------------------------------------------------------
Biomet, Inc.(b)                                  3,535,175      165,021,969
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)         566,500       32,494,440
---------------------------------------------------------------------------
Medtronic, Inc.(b)                                 815,700       41,690,427
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)(b)                       352,700       27,006,239
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)                 834,400       33,501,160
---------------------------------------------------------------------------
Waters Corp.(a)(b)                                 410,200       16,937,158
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)(b)                        475,600       36,901,804
===========================================================================
                                                                444,887,977
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE SERVICES-1.11%

Caremark Rx, Inc.(a)(b)                          2,427,881   $   72,763,594
===========================================================================

HEALTH CARE SUPPLIES-0.73%

Alcon, Inc. (Switzerland)(b)                       677,400       48,230,880
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.48%

Carnival Corp. (Panama)(b)                         750,000       37,920,000
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(b)          500,000       23,300,000
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(b)       750,000       35,797,500
===========================================================================
                                                                 97,017,500
===========================================================================

HOUSEHOLD PRODUCTS-0.72%

Procter & Gamble Co. (The)(b)                      918,800       47,024,184
===========================================================================

HYPERMARKETS & SUPER CENTERS-1.03%

Wal-Mart Stores, Inc.(b)                         1,250,000       67,400,000
===========================================================================

INDUSTRIAL CONGLOMERATES-1.72%

3M Co.(b)                                          290,000       22,495,300
---------------------------------------------------------------------------
General Electric Co.                             1,500,000       51,180,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)(b)             1,250,000       38,937,500
===========================================================================
                                                                112,612,800
===========================================================================

INDUSTRIAL GASES-0.87%

Air Products & Chemicals, Inc.                     600,000       31,908,000
---------------------------------------------------------------------------
Praxair, Inc.                                      600,000       25,320,000
===========================================================================
                                                                 57,228,000
===========================================================================

INDUSTRIAL MACHINERY-3.63%

Danaher Corp.(b)                                 1,000,000       55,130,000
---------------------------------------------------------------------------
Eaton Corp.(b)                                     500,000       31,975,000
---------------------------------------------------------------------------
Illinois Tool Works Inc.(b)                        363,300       33,525,324
---------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)             1,100,000       75,284,000
---------------------------------------------------------------------------
Parker Hannifin Corp.(b)                           600,000       42,378,000
===========================================================================
                                                                238,292,324
===========================================================================

INTEGRATED OIL & GAS-1.37%

ChevronTexaco Corp.                                307,000       16,289,420
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,500,000       73,830,000
===========================================================================
                                                                 90,119,420
===========================================================================

INTERNET RETAIL-1.19%

eBay Inc.(a)(b)                                    800,000       78,088,000
===========================================================================

INTERNET SOFTWARE & SERVICES-2.52%

Google Inc.-Class A(a)(b)                          250,413       47,755,011
---------------------------------------------------------------------------
Yahoo! Inc.(a)(b)                                3,250,000      117,617,500
===========================================================================
                                                                165,372,511
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-0.37%

Goldman Sachs Group, Inc. (The)(b)                 250,000   $   24,595,000
===========================================================================

IT CONSULTING & OTHER SERVICES-0.37%

Accenture Ltd.-Class A (Bermuda)(a)(b)           1,000,000       24,210,000
===========================================================================

LIFE & HEALTH INSURANCE-0.40%

AFLAC Inc.(b)                                      725,450       26,029,146
===========================================================================

MANAGED HEALTH CARE-1.34%

Aetna Inc.(b)                                      346,500       32,917,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.(b)                         463,100       33,528,440
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                  222,300       21,709,818
===========================================================================
                                                                 88,155,758
===========================================================================

MOTORCYCLE MANUFACTURERS-0.31%

Harley-Davidson, Inc.(b)                           350,000       20,149,500
===========================================================================

MOVIES & ENTERTAINMENT-1.08%

DreamWorks Animation SKG, Inc.-Class A(a)          117,200        4,576,660
---------------------------------------------------------------------------
Viacom Inc.-Class B(b)                           1,811,464       66,100,321
===========================================================================
                                                                 70,676,981
===========================================================================

MULTI-LINE INSURANCE-0.89%

American International Group, Inc.(b)              500,000       30,355,000
---------------------------------------------------------------------------
Genworth Financial Inc.-Class A(b)               1,180,000       28,154,800
===========================================================================
                                                                 58,509,800
===========================================================================

OIL & GAS DRILLING-0.57%

ENSCO International Inc.(b)                      1,219,000       37,240,450
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.45%

BJ Services Co.(b)                                 869,600       44,349,600
---------------------------------------------------------------------------
Halliburton Co.(b)                                 500,000       18,520,000
---------------------------------------------------------------------------
Weatherford International Ltd.
  (Bermuda)(a)(b)                                  625,000       32,662,500
===========================================================================
                                                                 95,532,100
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.58%

Apache Corp.(b)                                    500,000       25,350,000
---------------------------------------------------------------------------
Devon Energy Corp.                                 700,000       51,779,000
---------------------------------------------------------------------------
XTO Energy, Inc.(b)                                800,000       26,704,000
===========================================================================
                                                                103,833,000
===========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.44%

Valero Energy Corp.(b)                             670,000       28,789,900
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.17%

Citigroup Inc.(b)                                1,906,900       84,609,153
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

JPMorgan Chase & Co.(b)                          1,500,000   $   57,900,000
===========================================================================
                                                                142,509,153
===========================================================================

PACKAGED FOODS & MEATS-0.89%

Hershey Foods Corp.(b)                             500,000       25,345,000
---------------------------------------------------------------------------
Kellogg Co.                                        765,900       32,933,700
===========================================================================
                                                                 58,278,700
===========================================================================

PERSONAL PRODUCTS-1.02%

Avon Products, Inc.                                600,000       23,730,000
---------------------------------------------------------------------------
Gillette Co. (The)(b)                            1,042,000       43,222,160
===========================================================================
                                                                 66,952,160
===========================================================================

PHARMACEUTICALS-5.68%

Johnson & Johnson                                1,696,100       99,018,318
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)          1,333,500       54,233,445
---------------------------------------------------------------------------
Pfizer Inc.                                      4,250,000      123,037,500
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(b)                                    3,709,700       96,452,200
===========================================================================
                                                                372,741,463
===========================================================================

PUBLISHING-0.50%

Gannett Co., Inc.(b)                               398,400       33,047,280
===========================================================================

REGIONAL BANKS-0.45%

Commerce Bancorp, Inc.(b)                          500,000       29,620,000
===========================================================================

RESTAURANTS-0.44%

McDonald's Corp.(b)                              1,000,000       29,150,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.74%

Applied Materials, Inc.(a)(b)                    1,583,600       25,495,960
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                             500,000       22,765,000
===========================================================================
                                                                 48,260,960
===========================================================================

SEMICONDUCTORS-6.21%

Analog Devices, Inc.(b)                          2,250,000       90,585,000
---------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)(b)       3,000,000       46,620,000
---------------------------------------------------------------------------
Linear Technology Corp.                          1,600,000       60,608,000
---------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)(b)      750,000       21,427,500
---------------------------------------------------------------------------
Maxim Integrated Products, Inc.(b)                 806,985       35,499,270
---------------------------------------------------------------------------
Microchip Technology Inc.                        5,068,952      153,335,798
===========================================================================
                                                                408,075,568
===========================================================================

SPECIALTY CHEMICALS-0.80%

Ecolab Inc.(b)                                     800,000       27,080,000
---------------------------------------------------------------------------
Rohm & Haas Co.(b)                                 600,000       25,434,000
===========================================================================
                                                                 52,514,000
===========================================================================

SPECIALTY STORES-3.36%

Bed Bath & Beyond Inc.(a)(b)                     2,000,000       81,580,000
---------------------------------------------------------------------------
Staples, Inc.(b)                                 3,500,000      104,090,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Williams-Sonoma, Inc.(a)(b)                        917,800   $   35,032,426
===========================================================================
                                                                220,702,426
===========================================================================

STEEL-0.75%

Nucor Corp.(b)                                     600,000       25,338,000
---------------------------------------------------------------------------
United States Steel Corp.(b)                       651,000       23,904,720
===========================================================================
                                                                 49,242,720
===========================================================================

SYSTEMS SOFTWARE-5.04%

Adobe Systems Inc.(b)                              600,000       33,618,000
---------------------------------------------------------------------------
Microsoft Corp.                                  6,000,000      167,940,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  4,438,800       56,195,208
---------------------------------------------------------------------------
Symantec Corp.(a)(b)                               800,000       45,552,000
---------------------------------------------------------------------------
VERITAS Software Corp.(a)(b)                     1,263,800       27,651,944
===========================================================================
                                                                330,957,152
===========================================================================

TECHNOLOGY DISTRIBUTORS-1.31%

CDW Corp.(b)                                     1,391,300       86,302,339
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.52%

Nextel Communications, Inc.-Class A(a)(b)        1,297,900       34,381,371
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,083,616,766)                         6,532,827,540
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-0.64%

Liquid Assets Portfolio-Institutional
  Class(c)                                      21,040,807   $   21,040,807
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     21,040,807       21,040,807
===========================================================================
    Total Money Market Funds (Cost
      $42,081,614)                                               42,081,614
===========================================================================
TOTAL INVESTMENTS-100.13% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,125,698,380)                                             6,574,909,154
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.83%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  969,136,004      969,136,004
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                    4,938,485        4,938,485
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $974,074,489)                                       974,074,489
===========================================================================
TOTAL INVESTMENTS-114.96% (Cost
  $6,099,772,869)                                             7,548,983,643
===========================================================================
OTHER ASSETS LESS LIABILITIES-(14.96%)                         (982,334,057)
===========================================================================
NET ASSETS-100.00%                                           $6,566,649,586
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $5,083,616,766)*                           $ 6,532,827,540
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $1,016,156,103)                  1,016,156,103
============================================================
    Total investments (cost $6,099,772,869)    7,548,983,643
============================================================
Foreign currencies, at value (cost $1,505)             1,543
------------------------------------------------------------
Receivables for:
  Investments sold                                36,103,535
------------------------------------------------------------
  Fund shares sold                                 5,247,741
------------------------------------------------------------
  Dividends                                        3,608,701
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  478,198
------------------------------------------------------------
Other assets                                          73,560
============================================================
    Total assets                               7,594,496,921
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           24,512,996
------------------------------------------------------------
  Fund shares reacquired                          22,456,741
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,036,780
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       974,074,489
------------------------------------------------------------
Accrued distribution fees                          1,956,560
------------------------------------------------------------
Accrued trustees' fees                                 6,750
------------------------------------------------------------
Accrued transfer agent fees                        2,947,479
------------------------------------------------------------
Accrued operating expenses                           855,540
============================================================
    Total liabilities                          1,027,847,335
============================================================
Net assets applicable to shares outstanding  $ 6,566,649,586
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 7,288,266,146
------------------------------------------------------------
Undistributed net investment income (loss)          (907,378)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (2,169,919,994)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,449,210,812
============================================================
                                             $ 6,566,649,586
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 5,616,072,058
____________________________________________________________
============================================================
Class B                                      $   617,004,804
____________________________________________________________
============================================================
Class C                                      $   162,706,560
____________________________________________________________
============================================================
Class R                                      $     6,202,267
____________________________________________________________
============================================================
Institutional Class                          $   164,663,897
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          264,001,060
____________________________________________________________
============================================================
Class B                                           30,930,529
____________________________________________________________
============================================================
Class C                                            8,158,834
____________________________________________________________
============================================================
Class R                                              291,974
____________________________________________________________
============================================================
Institutional Class                                7,157,074
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         21.27
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.27 divided by
      94.50%)                                $         22.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         19.95
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         19.94
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         21.24
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         23.01
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $954,954,771 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $414,846)        $  48,034,675
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $138,487)*                           1,652,388
===========================================================================
    Total investment income                                      49,687,063
===========================================================================

EXPENSES:

Advisory fees                                                    46,243,987
---------------------------------------------------------------------------
Administrative services fees                                        710,711
---------------------------------------------------------------------------
Custodian fees                                                      525,253
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                        19,016,041
---------------------------------------------------------------------------
  Class B                                                         6,702,181
---------------------------------------------------------------------------
  Class C                                                         1,845,072
---------------------------------------------------------------------------
  Class R                                                            24,911
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       21,734,849
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           81,066
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                              151,416
---------------------------------------------------------------------------
Other                                                             2,985,841
===========================================================================
    Total expenses                                              100,021,328
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,322,281)
===========================================================================
    Net expenses                                                 98,699,047
===========================================================================
Net investment income (loss)                                    (49,011,984)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         750,565,101
---------------------------------------------------------------------------
  Foreign currencies                                             (1,170,065)
---------------------------------------------------------------------------
  Option contracts written                                          804,191
===========================================================================
                                                                750,199,227
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (467,700,274)
---------------------------------------------------------------------------
  Foreign currencies                                                     38
===========================================================================
                                                               (467,700,236)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              282,498,991
===========================================================================
Net increase in net assets resulting from operations          $ 233,487,007
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004               2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (49,011,984)   $   (54,584,186)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       750,199,227       (454,745,158)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies and option
    contracts                                                    (467,700,236)     1,834,190,965
================================================================================================
    Net increase in net assets resulting from operations          233,487,007      1,324,861,621
================================================================================================
Share transactions-net:
  Class A                                                      (1,414,942,300)    (1,112,282,235)
------------------------------------------------------------------------------------------------
  Class B                                                         (88,166,720)       (46,666,906)
------------------------------------------------------------------------------------------------
  Class C                                                         (35,344,446)       (22,091,083)
------------------------------------------------------------------------------------------------
  Class R                                                           3,284,897          2,235,274
------------------------------------------------------------------------------------------------
  Institutional Class                                               4,128,631          5,433,008
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,531,039,938)    (1,173,371,942)
================================================================================================
    Net increase (decrease) in net assets                      (1,297,552,931)       151,489,679
================================================================================================

NET ASSETS:

  Beginning of year                                             7,864,202,517      7,712,712,838
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(907,378) and $(844,799), respectively)        $ 6,566,649,586    $ 7,864,202,517
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

     Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $623,391. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $587,335 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $710,711 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $21,734,849 for Class A, Class B, Class C and Class R shares and $81,066 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $19,016,041, $6,702,181, $1,845,072 and $24,911, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2004, AIM Distributors advised the Fund that it retained $743,284 in front-end sales commissions from the sale of Class A shares and $19,335, $84,327, $11,693 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                 MARKET VALUE       PURCHASES           PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST           FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 95,933,174     $1,169,096,235    $(1,243,988,602)        $   --        $21,040,807     $  766,132      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            95,933,174      1,169,096,235     (1,243,988,602)            --         21,040,807        747,769          --
===================================================================================================================================
  Subtotal       $191,866,348     $2,338,192,470    $(2,487,977,204)        $   --        $42,081,614     $1,513,901      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          UNREALIZED
                 MARKET VALUE       PURCHASES           PROCEEDS         APPRECIATION     MARKET VALUE       DIVIDEND     REALIZED
FUND               10/31/03          AT COST           FROM SALES       (DEPRECIATION)      10/31/04         INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $155,180,095     $3,731,967,251    $(2,918,011,342)        $   --       $  969,136,004     $  132,031     $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            24,938,485                 --        (20,000,000)            --            4,938,485          6,456         --
====================================================================================================================================
  Subtotal       $180,118,580     $3,731,967,251    $(2,938,011,342)        $   --       $  974,074,489     $  138,487     $   --
====================================================================================================================================
  Total          $371,984,928     $6,070,159,721    $(5,425,988,546)        $   --       $1,016,156,103     $1,652,388     $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $114,504,134 and $56,171,339, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $109,966 and credits in custodian fees of $1,589 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $111,555.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $31,034 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $954,954,771 were on loan to brokers. The loans were secured by cash collateral of $974,074,489 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $138,487 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         7,250        867,152
------------------------------------------------------------------------------------
Closed                                                         (3,925)      (613,840)
------------------------------------------------------------------------------------
Expired                                                        (3,325)      (253,312)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 1,443,574,764
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (907,378)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (2,164,283,946)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   7,288,266,146
=============================================================================
Total net assets                                              $ 6,566,649,586
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $38.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $745,543,129 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                               CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
----------------------------------------------------------------------------
October 31, 2009                                              $  478,530,901
----------------------------------------------------------------------------
October 31, 2010                                               1,223,985,487
----------------------------------------------------------------------------
October 31, 2011                                                 461,767,558
============================================================================
Total capital loss carryforward                               $2,164,283,946
____________________________________________________________________________
============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $3,585,815,574 and $5,051,191,698, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $1,643,458,910
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (199,884,184)
==============================================================================
Net unrealized appreciation of investment securities           $1,443,574,726
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $6,105,408,917.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income was increased by $48,949,405, undistributed net realized gain
(loss) was increased by $1,170,065 and shares of beneficial interest decreased by $50,119,470. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                           2004                              2003
                                                              ------------------------------    -------------------------------
                                                                SHARES           AMOUNT            SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      21,730,966    $   462,412,977      40,892,692    $   728,901,495
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,742,938         54,987,929       4,399,643         74,587,779
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,295,928         26,018,679       1,764,643         29,858,199
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         215,406          4,599,852         163,302          2,916,332
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,641,747         36,786,966       1,117,656         21,391,286
===============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         403,007          8,647,784         325,830          5,894,532
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (428,243)        (8,647,784)       (344,006)        (5,894,532)
===============================================================================================================================
Reacquired:
  Class A                                                     (89,250,664)    (1,886,003,061)   (104,213,879)    (1,847,078,262)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,761,489)      (134,506,865)     (6,899,964)      (115,360,153)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,085,701)       (61,363,125)     (3,090,330)       (51,949,282)
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (61,955)        (1,314,955)        (37,857)          (681,058)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,437,940)       (32,658,335)       (833,861)       (15,958,278)
===============================================================================================================================
                                                              (72,996,000)   $(1,531,039,938)    (66,756,131)   $(1,173,371,942)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 14% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2004              2003               2002               2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    20.61        $    17.20         $    19.72         $    43.50    $     34.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.13)(a)         (0.12)(a)          (0.15)(a)          (0.12)         (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.79              3.53              (2.37)            (16.24)         12.39
=================================================================================================================================
    Total from investment operations                  0.66              3.41              (2.52)            (16.36)         12.13
=================================================================================================================================
Less Distributions from net realized gains              --                --                 --              (7.42)         (3.28)
=================================================================================================================================
Net asset value, end of period                  $    21.27        $    20.61         $    17.20         $    19.72    $     43.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       3.20%            19.83%            (12.78)%           (43.10)%        36.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $5,616,072        $6,825,023         $6,780,055         $9,703,277    $19,268,977
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                    1.27%(c)          1.29%              1.26%              1.14%          1.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.29%(c)          1.30%              1.27%              1.17%          1.11%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.59)(c)         (0.67)%            (0.74)%            (0.46)%        (0.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 50%               47%                57%                75%            88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $6,338,680,161.

                                                                                      CLASS B
                                                       ----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------------
                                                         2004            2003            2002            2001         2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  19.46        $  16.36        $  18.89        $  42.28    $    34.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.26)(a)       (0.23)(a)       (0.27)(a)       (0.28)        (0.58)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.75            3.33           (2.26)         (15.69)        12.14
=============================================================================================================================
    Total from investment operations                       0.49            3.10           (2.53)         (15.97)        11.56
=============================================================================================================================
Less Distributions from net realized gains                   --              --              --           (7.42)        (3.28)
=============================================================================================================================
Net asset value, end of period                         $  19.95        $  19.46        $  16.36        $  18.89    $    42.28
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                            2.52%          18.95%         (13.39)%        (43.49)%       35.51%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $617,005        $688,587        $625,294        $818,343    $1,315,524
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.97%(c)        1.99%           1.96%           1.86%         1.85%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.99%(c)        2.00%           1.97%           1.89%         1.88%
=============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.29)(c)       (1.37)%         (1.44)%         (1.17)%       (1.38)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                      50%             47%             57%             75%           88%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $670,218,131.

                                                                                       CLASS C
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------
                                                         2004             2003             2002             2001        2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  19.46         $  16.36         $  18.88         $  42.27    $  33.99
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.26)(a)        (0.23)(a)        (0.27)(a)        (0.29)      (0.59)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.74             3.33            (2.25)          (15.68)      12.15
==============================================================================================================================
    Total from investment operations                       0.48             3.10            (2.52)          (15.97)      11.56
==============================================================================================================================
Less Distributions from net realized gains                   --               --               --            (7.42)      (3.28)
==============================================================================================================================
Net asset value, end of period                         $  19.94         $  19.46         $  16.36         $  18.88    $  42.27
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                            2.47%           18.95%          (13.35)%         (43.51)%     35.52%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $162,707         $193,585         $184,393         $258,786    $434,544
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.97%(c)         1.99%            1.96%            1.86%       1.85%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.99%(c)         2.00%            1.97%            1.89%       1.88%
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.29)(c)        (1.37)%          (1.44)%          (1.17)%     (1.38)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      50%              47%              57%              75%         88%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $184,507,218.

                                                                                CLASS R
                                                              -------------------------------------------
                                                                                            JUNE 3, 2002
                                                                   YEAR ENDED                (DATE SALES
                                                                   OCTOBER 31,              COMMENCED) TO
                                                              ---------------------          OCTOBER 31,
                                                               2004           2003              2002
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.63         $17.26            $19.82
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)(a)      (0.16)(a)         (0.07)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.78           3.53             (2.49)
=========================================================================================================
    Total from investment operations                            0.61           3.37             (2.56)
=========================================================================================================
Net asset value, end of period                                $21.24         $20.63            $17.26
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 2.96%         19.52%           (12.92)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,202         $2,857            $  226
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.47%(c)       1.49%             1.53%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.49%(c)       1.50%             1.54%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets    (0.79)(c)      (0.87)%           (1.01)(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        50%            47%               57%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,982,137.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                              INSTITUTIONAL CLASS
                                                       ------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                       ------------------------------------------------------------------
                                                         2004             2003             2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  22.17         $  18.40         $  21.00    $  45.55    $  36.01
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.01)(a)        (0.03)(a)        (0.06)       0.01       (0.09)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.85             3.80            (2.54)     (17.14)      12.91
=========================================================================================================================
    Total from investment operations                       0.84             3.77            (2.60)     (17.13)      12.82
=========================================================================================================================
Less Distributions from net realized gains                   --               --               --       (7.42)      (3.28)
=========================================================================================================================
Net asset value, end of period                         $  23.01         $  22.17         $  18.40    $  21.00    $  45.55
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                            3.79%           20.49%          (12.38)%    (42.80)%     37.14%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $164,664         $154,150         $122,746    $150,609    $288,097
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           0.72%(c)         0.75%            0.80%       0.65%       0.65%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        0.74%(c)         0.76%            0.81%       0.68%       0.68%
=========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.04)(c)        (0.13)%          (0.28)%      0.03%      (0.18)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                      50%              47%              57%         75%         88%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $158,650,215.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Dent Demographic Trends Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Dent Demographic Trends Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographic Trends Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.87%

APPAREL RETAIL-3.28%

American Eagle Outfitters, Inc.                    90,000   $  3,679,200
------------------------------------------------------------------------
Chico's FAS, Inc.(a)(b)                            77,000      3,082,310
------------------------------------------------------------------------
Foot Locker, Inc.                                 157,300      3,838,120
------------------------------------------------------------------------
Limited Brands                                    180,000      4,460,400
========================================================================
                                                              15,060,030
========================================================================

APPLICATION SOFTWARE-3.75%

Amdocs Ltd. (United Kingdom)(a)                   260,000      6,539,000
------------------------------------------------------------------------
Autodesk, Inc.                                     70,000      3,692,500
------------------------------------------------------------------------
Intuit Inc.(a)                                     80,000      3,628,800
------------------------------------------------------------------------
NAVTEQ Corp.(a)                                    83,000      3,345,730
========================================================================
                                                              17,206,030
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.40%

Calamos Asset Management, Inc.-Class A(a)(c)      129,100      2,517,450
------------------------------------------------------------------------
Investors Financial Services Corp.(c)              75,000      2,886,750
------------------------------------------------------------------------
Legg Mason, Inc.                                   88,000      5,606,480
========================================================================
                                                              11,010,680
========================================================================

BIOTECHNOLOGY-4.27%

Biogen Idec Inc.(a)                                77,400      4,501,584
------------------------------------------------------------------------
Gen-Probe Inc.(a)                                 101,500      3,556,560
------------------------------------------------------------------------
Genentech, Inc.(a)                                120,000      5,463,600
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          175,000      6,060,250
========================================================================
                                                              19,581,994
========================================================================

BROADCASTING & CABLE TV-1.21%

Univision Communications Inc.-Class A(a)          180,000      5,572,800
========================================================================

COMMUNICATIONS EQUIPMENT-8.48%

Avaya Inc.(a)                                      95,000      1,368,000
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            400,000      7,684,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      450,000      9,288,000
------------------------------------------------------------------------
Motorola, Inc.                                    400,000      6,904,000
------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           335,000      5,165,700
------------------------------------------------------------------------
QUALCOMM Inc.                                      85,000      3,553,850
------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                56,000      4,939,200
========================================================================
                                                              38,902,750
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

Best Buy Co., Inc.                                100,000      5,922,000
========================================================================

COMPUTER HARDWARE-4.93%

Apple Computer, Inc.(a)                           133,500      7,012,755
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMPUTER HARDWARE-(CONTINUED)

Dell Inc.(a)                                      300,000   $ 10,518,000
------------------------------------------------------------------------
PalmOne, Inc.(a)(c)                               175,000      5,069,750
========================================================================
                                                              22,600,505
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.09%

Lexmark International, Inc.-Class A(a)             60,000      4,986,600
========================================================================

CONSUMER FINANCE-2.58%

American Express Co.                              135,000      7,164,450
------------------------------------------------------------------------
Providian Financial Corp.(a)                      300,000      4,665,000
========================================================================
                                                              11,829,450
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.77%

Alliance Data Systems Corp.(a)                    191,800      8,109,304
========================================================================

DEPARTMENT STORES-1.94%

Kohl's Corp.(a)                                   175,000      8,883,000
========================================================================

DISTILLERS & VINTNERS-0.74%

Constellation Brands, Inc.-Class A(a)              87,000      3,413,010
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Cendant Corp.                                     390,000      8,030,100
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.71%

Agilent Technologies, Inc.(a)                     313,500      7,856,310
========================================================================

ENVIRONMENTAL SERVICES-0.74%

Stericycle, Inc.(a)                                75,000      3,399,750
========================================================================

GENERAL MERCHANDISE STORES-1.91%

Target Corp.                                      175,000      8,753,500
========================================================================

HEALTH CARE EQUIPMENT-4.34%

Bard (C.R.), Inc.                                  68,300      3,879,440
------------------------------------------------------------------------
DENTSPLY International Inc.(c)                     75,000      3,900,750
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            81,000      4,646,160
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          66,000      3,288,780
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   104,000      4,175,600
========================================================================
                                                              19,890,730
========================================================================

HEALTH CARE SERVICES-2.92%

Caremark Rx, Inc.(a)                              110,000      3,296,700
------------------------------------------------------------------------
DaVita, Inc.(a)                                   186,000      5,509,320
------------------------------------------------------------------------
IMS Health Inc.                                   100,000      2,118,000
------------------------------------------------------------------------
Quest Diagnostics Inc.                             28,000      2,451,120
========================================================================
                                                              13,375,140
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE SUPPLIES-1.29%

Alcon, Inc. (Switzerland)                          83,000   $  5,909,600
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.01%

Carnival Corp. (Panama)                           103,000      5,207,680
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          84,000      4,009,320
========================================================================
                                                               9,217,000
========================================================================

HYPERMARKETS & SUPER CENTERS-1.46%

Costco Wholesale Corp.                            140,000      6,711,600
========================================================================

INTERNET RETAIL-2.17%

eBay Inc.(a)                                      102,000      9,956,220
========================================================================

INTERNET SOFTWARE & SERVICES-3.20%

Google Inc.-Class A(a)(c)                          20,000      3,814,100
------------------------------------------------------------------------
Yahoo! Inc.(a)                                    300,600     10,878,714
========================================================================
                                                              14,692,814
========================================================================

INVESTMENT BANKING & BROKERAGE-1.85%

Goldman Sachs Group, Inc. (The)                    86,500      8,509,870
========================================================================

IT CONSULTING & OTHER SERVICES-0.69%

Accenture Ltd.-Class A (Bermuda)(a)               130,000      3,147,300
========================================================================

MANAGED HEALTH CARE-1.74%

Aetna Inc.                                         84,000      7,980,000
========================================================================

MOTORCYCLE MANUFACTURERS-0.97%

Harley-Davidson, Inc.                              77,500      4,461,675
========================================================================

MOVIES & ENTERTAINMENT-1.49%

DreamWorks Animation SKG, Inc.-Class A(a)          13,600        531,080
------------------------------------------------------------------------
Walt Disney Co. (The)                             250,000      6,305,000
========================================================================
                                                               6,836,080
========================================================================

PERSONAL PRODUCTS-3.24%

Avon Products, Inc.                                85,000      3,361,750
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              175,000      7,516,250
------------------------------------------------------------------------
Gillette Co. (The)                                 96,000      3,982,080
========================================================================
                                                              14,860,080
========================================================================

PHARMACEUTICALS-5.56%

Eon Labs, Inc.(a)                                 196,300      4,830,943
------------------------------------------------------------------------
IVAX Corp.(a)                                     193,750      3,506,875
------------------------------------------------------------------------
Johnson & Johnson                                 117,000      6,830,460
------------------------------------------------------------------------
Pfizer Inc.                                        85,000      2,460,750
------------------------------------------------------------------------
Sepracor Inc.(a)                                   91,500      4,202,595
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        130,000   $  3,692,000
========================================================================
                                                              25,523,623
========================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

Allstate Corp. (The)                              140,000      6,732,600
========================================================================

PUBLISHING-0.75%

Getty Images, Inc.(a)(c)                           58,000      3,429,540
========================================================================

REGIONAL BANKS-0.95%

Bank of Hawaii Corp.                               91,500      4,369,125
========================================================================

RESTAURANTS-1.52%

Yum! Brands, Inc.                                 160,000      6,960,000
========================================================================

SEMICONDUCTOR EQUIPMENT-1.64%

Novellus Systems, Inc.(a)                         290,000      7,513,900
========================================================================

SEMICONDUCTORS-2.59%

Analog Devices, Inc.                              150,000      6,039,000
------------------------------------------------------------------------
Microchip Technology Inc.                         193,500      5,853,375
========================================================================
                                                              11,892,375
========================================================================

SPECIALIZED FINANCE-1.23%

Chicago Mercantile Exchange (The)(c)               32,000      5,623,360
========================================================================

SPECIALTY CHEMICALS-0.63%

Ecolab Inc.                                        85,000      2,877,250
========================================================================

SPECIALTY STORES-0.79%

Williams-Sonoma, Inc.(a)                           95,000      3,626,150
========================================================================

SYSTEMS SOFTWARE-5.73%

McAfee Inc.(a)                                    165,000      3,993,000
------------------------------------------------------------------------
Microsoft Corp.                                   160,000      4,478,400
------------------------------------------------------------------------
Oracle Corp.(a)                                   350,000      4,431,000
------------------------------------------------------------------------
Symantec Corp.(a)                                 170,000      9,679,800
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         170,000      3,719,600
========================================================================
                                                              26,301,800
========================================================================

THRIFTS & MORTGAGE FINANCE-0.80%

Doral Financial Corp. (Puerto Rico)                87,500      3,673,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $364,419,506)                          435,188,895
========================================================================

MONEY MARKET FUNDS-5.49%

Liquid Assets Portfolio-Institutional
  Class(d)                                     12,603,015     12,603,015
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    12,603,015     12,603,015
========================================================================
    Total Money Market Funds (Cost
      $25,206,030)                                            25,206,030
========================================================================
TOTAL INVESTMENTS-100.36% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $389,625,536)                460,394,925
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.56%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  16,327,750   $ 16,327,750
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,327,750)                                      16,327,750
========================================================================
TOTAL INVESTMENTS-103.92% (Cost $405,953,286)                476,722,675
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.92%)                        (17,983,112)
========================================================================
NET ASSETS-100.00%                                          $458,739,563
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $364,419,506)*                              $  435,188,895
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $41,533,780)                              41,533,780
============================================================
    Total investments (cost $405,953,286)        476,722,675
============================================================
Receivables for:
  Investments sold                                 8,592,226
------------------------------------------------------------
  Fund shares sold                                   114,465
------------------------------------------------------------
  Dividends                                          118,005
------------------------------------------------------------
  Investment for trustee deferred
    compensation and retirement plans                 43,880
------------------------------------------------------------
Other assets                                          19,831
============================================================
    Total assets                                 485,611,082
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,212,059
------------------------------------------------------------
  Fund shares reacquired                           1,436,843
------------------------------------------------------------
  Options written, at market value (premiums
    received $98,243)                                 92,750
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  64,172
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        16,327,750
------------------------------------------------------------
Accrued distribution fees                            280,068
------------------------------------------------------------
Accrued trustees' fees                                 1,375
------------------------------------------------------------
Accrued transfer agent fees                          358,897
------------------------------------------------------------
Accrued operating expenses                            97,605
============================================================
    Total liabilities                             26,871,519
============================================================
Net assets applicable to shares outstanding   $  458,739,563
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,220,537,382
------------------------------------------------------------
Undistributed net investment income (loss)           (56,054)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (832,516,647)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                 70,774,882
============================================================
                                              $  458,739,563
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  174,741,093
____________________________________________________________
============================================================
Class B                                       $  209,239,739
____________________________________________________________
============================================================
Class C                                       $   74,758,731
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           22,298,689
____________________________________________________________
============================================================
Class B                                           27,662,169
____________________________________________________________
============================================================
Class C                                            9,884,767
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         7.84
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.84 divided by
      94.50%)                                 $         8.30
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $15,703,411 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $26,967)         $  3,255,156
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $26,206)*                             277,118
==========================================================================
    Total investment income                                      3,532,274
==========================================================================

EXPENSES:

Advisory fees                                                    4,330,717
--------------------------------------------------------------------------
Administrative services fees                                       140,580
--------------------------------------------------------------------------
Custodian fees                                                      60,875
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          696,911
--------------------------------------------------------------------------
  Class B                                                        2,372,817
--------------------------------------------------------------------------
  Class C                                                          878,618
--------------------------------------------------------------------------
Transfer agent fees                                              3,028,247
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              21,956
--------------------------------------------------------------------------
Other                                                              420,541
==========================================================================
    Total expenses                                              11,951,262
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (73,335)
==========================================================================
    Net expenses                                                11,877,927
==========================================================================
Net investment income (loss)                                    (8,345,653)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities                    57,904,456
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (47,483,787)
--------------------------------------------------------------------------
  Option contracts written                                           5,493
==========================================================================
                                                               (47,478,294)
==========================================================================
Net gain from investment securities and option contracts        10,426,162
==========================================================================
Net increase in net assets resulting from operations          $  2,080,509
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004             2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (8,345,653)   $ (8,459,316)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              57,904,456      12,899,204
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (47,478,294)    124,414,828
===========================================================================================
    Net increase in net assets resulting from operations          2,080,509     128,854,716
===========================================================================================
Share transactions-net:
  Class A                                                       (39,681,686)    (26,713,489)
-------------------------------------------------------------------------------------------
  Class B                                                       (42,809,697)    (29,364,137)
-------------------------------------------------------------------------------------------
  Class C                                                       (21,482,204)    (14,000,141)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (103,973,587)    (70,077,767)
===========================================================================================
    Net increase (decrease) in net assets                      (101,893,078)     58,776,949
===========================================================================================

NET ASSETS:

  Beginning of year                                             560,632,641     501,855,692
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(56,054) and $(47,845), respectively).         $ 458,739,563    $560,632,641
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets exceeding $2 billion. Prior to July 1, 2004, the Fund paid an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, effective July 1, 2004, AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund; however, no sub-advisory fee shall be due with respect to the Fund if the net assets of the Fund fall below $50 million. Prior to July 1, 2004, AIM paid H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $4,738.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $59,047 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $140,580 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $3,028,247. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $696,911, $2,372,817 and $878,618, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $80,876 in front-end sales commissions from the sale of Class A shares and $846, $20,415 and $6,858 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,188,517      $ 94,299,902      $ (95,885,404)        $   --         $12,603,015     $124,253       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,188,517        94,299,902        (95,885,404)            --          12,603,015      126,659           --
==================================================================================================================================
  Subtotal        $28,377,034      $188,599,804      $(191,770,808)        $   --         $25,206,030     $250,912       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,760,300      $144,303,405      $(158,063,705)        $   --         $        --     $ 22,547       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        42,926,545        (26,598,795)            --          16,327,750        3,659           --
==================================================================================================================================
  Subtotal        $13,760,300      $187,229,950      $(184,662,500)        $   --         $16,327,750     $ 26,206       $   --
==================================================================================================================================
  Total           $42,137,334      $375,829,754      $(376,433,308)        $   --         $41,533,780     $277,118       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $10,582,774 and $6,501,468, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $9,550 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $9,550.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $15,703,411 were on loan to brokers. The loans were secured by cash collateral of $16,327,750 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $26,206 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $    --
-----------------------------------------------------------------------------------
Written                                                          700        98,243
===================================================================================
End of year                                                      700       $98,243
___________________________________________________________________________________
===================================================================================

                                               OPEN OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     OCTOBER 31,
                                                                             NUMBER                     2004
                                                      CONTRACT    STRIKE       OF        PREMIUMS      MARKET        UNREALIZED
CALLS                                                  MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Chicos FAS, Inc.                                       Nov-04      $40         700       $98,243       $92,750         $5,493
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Unrealized appreciation -- investments                          $   69,362,531
------------------------------------------------------------------------------
Temporary book/tax differences                                         (56,054)
------------------------------------------------------------------------------
Capital loss carryforward                                         (831,104,296)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,220,537,382
==============================================================================
Total net assets                                                $  458,739,563
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on option contracts written of $5,493.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $56,245,166 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2008                                              $ 91,720,843
---------------------------------------------------------------------------
October 31, 2009                                               541,794,870
---------------------------------------------------------------------------
October 31, 2010                                               195,681,695
---------------------------------------------------------------------------
October 31, 2011                                                 1,906,888
===========================================================================
Total capital loss carryforward                               $831,104,296
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $643,066,737 and $748,716,714, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $74,758,933
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,401,895)
===============================================================================
Net unrealized appreciation of investment securities               $69,357,038
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $407,365,637.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on October 31, 2004, undistributed net investment income (loss) was increased by $8,337,444, and shares of beneficial interest decreased by $8,337,444. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                          2004                           2003
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       2,484,342    $  19,873,365      3,976,331    $ 26,689,358
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,885,170       14,584,336      3,032,772      19,799,210
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         886,884        6,891,627      1,236,736       8,126,066
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         308,040        2,475,023        268,267       1,801,536
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (317,997)      (2,475,023)      (275,388)     (1,801,536)
=========================================================================================================================
Reacquired:
  Class A                                                      (7,838,825)     (62,030,074)    (8,611,375)    (55,204,383)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,180,073)     (54,919,010)    (7,607,073)    (47,361,811)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,713,554)     (28,373,831)    (3,515,974)    (22,126,207)
=========================================================================================================================
                                                              (13,486,013)   $(103,973,587)   (11,495,704)   $(70,077,767)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.78       $   6.00    $   7.62    $  15.40    $  12.14
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)         (0.09)      (0.12)      (0.12)      (0.11)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.17           1.87       (1.50)      (7.66)       3.37
=========================================================================================================================
    Total from investment operations                              0.06           1.78       (1.62)      (7.78)       3.26
=========================================================================================================================
Net asset value, end of period                                $   7.84       $   7.78    $   6.00    $   7.62    $  15.40
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.77%         29.67%     (21.26)%    (50.52)%     26.85%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $174,741       $212,863    $190,253    $312,377    $666,929
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.86%(b)       2.01%       1.87%       1.64%       1.50%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.88%(b)       2.02%       1.87%       1.64%       1.50%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(b)     (1.29)%     (1.31)%     (1.04)%     (0.93)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            128%           152%        189%        143%         90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $199,117,481.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.56       $   5.87    $   7.50    $  15.26    $  12.11
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)         (0.13)      (0.17)      (0.18)      (0.18)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16           1.82       (1.46)      (7.58)       3.33
=========================================================================================================================
    Total from investment operations                              0.00           1.69       (1.63)      (7.76)       3.15
=========================================================================================================================
Net asset value, end of period                                $   7.56       $   7.56    $   5.87    $   7.50    $  15.26
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.00%         28.79%     (21.73)%    (50.85)%     26.01%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,240       $251,650    $223,666    $367,494    $748,480
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.51%(b)       2.66%       2.53%       2.32%       2.17%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.53%(b)       2.67%       2.53%       2.32%       2.17%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.84)%(b)     (1.94)%     (1.97)%     (1.72)%     (1.60)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            128%           152%        189%        143%         90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $237,281,695.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.56       $  5.87    $  7.50    $  15.26    $  12.11
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)        (0.13)     (0.17)      (0.19)      (0.17)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16          1.82      (1.46)      (7.57)       3.32
======================================================================================================================
    Total from investment operations                             0.00          1.69      (1.63)      (7.76)       3.15
======================================================================================================================
Net asset value, end of period                                $  7.56       $  7.56    $  5.87    $   7.50    $  15.26
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.00%        28.79%    (21.73)%    (50.85)%     26.01%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $74,759       $96,120    $87,938    $149,925    $309,821
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.51%(b)      2.66%      2.53%       2.32%       2.17%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.53%(b)      2.67%      2.53%       2.32%       2.17%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.84)%(b)    (1.94)%    (1.97)%     (1.72)%     (1.60)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           128%          152%       189%        143%         90%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $87,861,805.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Diversified Dividend Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Diversified Dividend Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Diversified Dividend Fund as of October 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-90.30%

ADVERTISING-0.97%

Omnicom Group Inc.                                15,300   $  1,207,170
=======================================================================

AEROSPACE & DEFENSE-2.06%

Raytheon Co.                                      50,800      1,853,184
-----------------------------------------------------------------------
United Technologies Corp.                          7,700        714,714
=======================================================================
                                                              2,567,898
=======================================================================

APPAREL RETAIL-1.90%

Limited Brands                                    39,600        981,288
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              57,800      1,386,044
=======================================================================
                                                              2,367,332
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.67%

V. F. Corp.                                       38,600      2,077,838
=======================================================================

APPLICATION SOFTWARE-0.53%

SAP A.G.-ADR (Germany)                            15,500        661,075
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.19%

Federated Investors, Inc.-Class B                 51,000      1,478,490
=======================================================================

AUTO PARTS & EQUIPMENT-0.35%

Johnson Controls, Inc.                             7,600        435,860
=======================================================================

BREWERS-1.36%

Anheuser-Busch Cos., Inc.                         33,900      1,693,305
=======================================================================

BUILDING PRODUCTS-2.34%

Masco Corp.                                       85,100      2,915,526
=======================================================================

COMPUTER HARDWARE-2.19%

Hewlett-Packard Co.                               83,900      1,565,574
-----------------------------------------------------------------------
International Business Machines Corp.             12,900      1,157,775
=======================================================================
                                                              2,723,349
=======================================================================

CONSTRUCTION & ENGINEERING-1.32%

Fluor Corp.                                       35,500      1,648,620
=======================================================================

CONSTRUCTION MATERIALS-0.48%

Lafarge North America Inc.                        12,100        592,900
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.05%

Automatic Data Processing, Inc.                   31,600      1,371,124
-----------------------------------------------------------------------
First Data Corp.                                  28,500      1,176,480
=======================================================================
                                                              2,547,604
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


DISTRIBUTORS-0.86%

Genuine Parts Co.                                 26,900   $  1,073,041
=======================================================================

DIVERSIFIED BANKS-3.11%

Bank of America Corp.                             47,200      2,114,088
-----------------------------------------------------------------------
U.S. Bancorp                                      28,900        826,829
-----------------------------------------------------------------------
Wachovia Corp.                                    19,000        934,990
=======================================================================
                                                              3,875,907
=======================================================================

DIVERSIFIED CHEMICALS-2.48%

Dow Chemical Co. (The)                            26,800      1,204,392
-----------------------------------------------------------------------
PPG Industries, Inc.                              29,500      1,880,625
=======================================================================
                                                              3,085,017
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.51%

H&R Block, Inc.                                   18,800        893,940
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   46,700        980,700
=======================================================================
                                                              1,874,640
=======================================================================

ELECTRIC UTILITIES-3.07%

Entergy Corp.                                     17,400      1,137,264
-----------------------------------------------------------------------
Exelon Corp.                                      56,300      2,230,606
-----------------------------------------------------------------------
Wisconsin Energy Corp.                            14,000        456,960
=======================================================================
                                                              3,824,830
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.83%

Cooper Industries, Ltd.-Class A (Bermuda)         19,600      1,252,440
-----------------------------------------------------------------------
Emerson Electric Co.                              35,400      2,267,370
=======================================================================
                                                              3,519,810
=======================================================================

FOOTWEAR-0.72%

NIKE, Inc.-Class B                                11,000        894,410
=======================================================================

HEALTH CARE EQUIPMENT-2.16%

Baxter International Inc.                         62,600      1,925,576
-----------------------------------------------------------------------
Becton, Dickinson & Co.                           14,500        761,250
=======================================================================
                                                              2,686,826
=======================================================================

HOME IMPROVEMENT RETAIL-1.21%

Home Depot, Inc. (The)                            36,800      1,511,744
=======================================================================

HOUSEHOLD APPLIANCES-0.94%

Snap-on Inc.                                      39,800      1,169,324
=======================================================================

HOUSEHOLD PRODUCTS-2.30%

Colgate-Palmolive Co.                             50,900      2,271,158
-----------------------------------------------------------------------
Kimberly-Clark Corp.                               9,900        590,733
=======================================================================
                                                              2,861,891
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INDUSTRIAL MACHINERY-3.46%

Illinois Tool Works Inc.                           9,100   $    839,748
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              28,800      1,971,072
-----------------------------------------------------------------------
Pentair, Inc.                                     40,200      1,502,676
=======================================================================
                                                              4,313,496
=======================================================================

INSURANCE BROKERS-1.14%

Marsh & McLennan Cos., Inc.                       51,200      1,416,192
=======================================================================

INTEGRATED OIL & GAS-4.43%

ChevronTexaco Corp.                               11,200        594,272
-----------------------------------------------------------------------
ConocoPhillips                                    11,700        986,427
-----------------------------------------------------------------------
Eni S.p.A. (Italy)(a)                             30,100        690,704
-----------------------------------------------------------------------
Exxon Mobil Corp.                                 16,000        787,520
-----------------------------------------------------------------------
Occidental Petroleum Corp.                        26,100      1,457,163
-----------------------------------------------------------------------
Total S.A. (France)(a)                             4,800      1,004,810
=======================================================================
                                                              5,520,896
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.83%

SBC Communications Inc.                           40,900      1,033,134
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.74%

Morgan Stanley                                    42,400      2,166,216
=======================================================================

LIFE & HEALTH INSURANCE-0.83%

Prudential Financial, Inc.                        22,300      1,036,281
=======================================================================

MULTI-LINE INSURANCE-1.10%

Hartford Financial Services Group, Inc. (The)     23,500      1,374,280
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-2.93%

Dominion Resources, Inc.                          28,700      1,845,984
-----------------------------------------------------------------------
Public Service Enterprise Group Inc.              42,200      1,797,298
=======================================================================
                                                              3,643,282
=======================================================================

OFFICE SERVICES & SUPPLIES-0.81%

Pitney Bowes Inc.                                 23,000      1,006,250
=======================================================================

OIL & GAS DRILLING-1.04%

GlobalSantaFe Corp. (Cayman Islands)              44,000      1,298,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.64%

Citigroup Inc.                                    46,100      2,045,457
=======================================================================

PACKAGED FOODS & MEATS-3.94%

General Mills, Inc.                               45,500      2,013,375
-----------------------------------------------------------------------
Hershey Foods Corp.                               14,400        729,936
-----------------------------------------------------------------------
Kellogg Co.                                       20,000        860,000
-----------------------------------------------------------------------
Sara Lee Corp.                                    55,900      1,301,352
=======================================================================
                                                              4,904,663
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


PAPER PACKAGING-0.84%

Bemis Co., Inc.                                   15,200   $    402,344
-----------------------------------------------------------------------
Sonoco Products Co.                               24,300        647,595
=======================================================================
                                                              1,049,939
=======================================================================

PERSONAL PRODUCTS-0.69%

Avon Products, Inc.                               21,600        854,280
=======================================================================

PHARMACEUTICALS-10.24%

Abbott Laboratories                               55,100      2,348,913
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                          52,600      1,232,418
-----------------------------------------------------------------------
Johnson & Johnson                                 41,400      2,416,932
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 35,200      1,932,832
-----------------------------------------------------------------------
Merck & Co. Inc.                                  13,800        432,078
-----------------------------------------------------------------------
Pfizer Inc.                                       65,200      1,887,540
-----------------------------------------------------------------------
Wyeth                                             63,200      2,505,880
=======================================================================
                                                             12,756,593
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.43%

Chubb Corp. (The)                                  8,700        627,531
-----------------------------------------------------------------------
MBIA Inc.                                         27,200      1,573,792
-----------------------------------------------------------------------
SAFECO Corp.                                       9,300        430,032
-----------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               48,400      1,643,664
=======================================================================
                                                              4,275,019
=======================================================================

PUBLISHING-0.99%

Gannett Co., Inc.                                 14,900      1,235,955
=======================================================================

REGIONAL BANKS-2.17%

Cullen/Frost Bankers, Inc.                        10,800        529,200
-----------------------------------------------------------------------
KeyCorp                                           17,000        571,030
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                         36,400      1,605,240
=======================================================================
                                                              2,705,470
=======================================================================

RESTAURANTS-1.45%

Outback Steakhouse, Inc.                          45,700      1,809,263
=======================================================================

SEMICONDUCTORS-1.49%

Linear Technology Corp.                           25,000        947,000
-----------------------------------------------------------------------
Texas Instruments Inc.                            37,400        914,430
=======================================================================
                                                              1,861,430
=======================================================================

SOFT DRINKS-1.25%

PepsiCo, Inc.                                     31,300      1,551,854
=======================================================================

SYSTEMS SOFTWARE-1.71%

Microsoft Corp.                                   76,100      2,130,039
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.21%

Fannie Mae                                        13,600        954,040
-----------------------------------------------------------------------
MGIC Investment Corp.                              8,500        546,635
=======================================================================
                                                              1,500,675
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

TOBACCO-1.34%

Altria Group, Inc.                                34,400   $  1,667,024
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $103,200,562)                         112,450,095
=======================================================================

                                               PRINCIPAL
                                                AMOUNT
NOTES-0.36%

AEROSPACE & DEFENSE-0.07%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(b)                    $  75,000         82,638
=======================================================================

BROADCASTING & CABLE TV-0.08%

TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05(b)                             100,000        101,597
=======================================================================

ELECTRIC UTILITIES-0.13%

Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(b)                      160,000        167,573
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-0.08%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(b)                                  $ 100,000   $    100,407
=======================================================================
    Total Notes (Cost $451,848)                                 452,215
=======================================================================

U.S. TREASURY BILLS-0.40%

1.62%, 12/16/04 (Cost $498,986)(c)             500,000(d)       498,986
=======================================================================

                                                SHARES
MONEY MARKET FUNDS-13.44%

Liquid Assets Portfolio-Institutional
  Class(e)                                     8,365,886      8,365,886
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    8,365,886      8,365,886
=======================================================================
    Total Money Market Funds (Cost
      $16,731,772)                                           16,731,772
=======================================================================
TOTAL INVESTMENTS-104.50% (Cost $120,883,168)               130,133,068
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.50%)                        (5,603,883)
=======================================================================
NET ASSETS-100.00%                                         $124,529,185
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $1,695,514, which represented 1.30% of the Fund's Total Investments. See
    Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at October 31, 2004 was $452,215, which represented 0.35% of the Fund's Total Investments. See Note 1A.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $104,151,396)                                $113,401,296
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $16,731,772)                             16,731,772
===========================================================
     Total investments (cost $120,883,168)      130,133,068
===========================================================
Receivables for:
  Investments sold                                  303,590
-----------------------------------------------------------
  Variation margin                                    2,700
-----------------------------------------------------------
  Fund shares sold                                1,185,428
-----------------------------------------------------------
  Dividends and interest                            182,194
-----------------------------------------------------------
  Amount due from advisor                             9,911
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                8,846
-----------------------------------------------------------
Other assets                                         32,175
===========================================================
     Total assets                               131,857,912
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           7,008,815
-----------------------------------------------------------
  Fund shares reacquired                            164,368
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                 9,560
-----------------------------------------------------------
Accrued distribution fees                            64,638
-----------------------------------------------------------
Accrued trustees' fees                                  864
-----------------------------------------------------------
Accrued transfer agent fees                          45,135
-----------------------------------------------------------
Accrued operating expenses                           35,347
===========================================================
     Total liabilities                            7,328,727
===========================================================
Net assets applicable to shares outstanding    $124,529,185
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $112,989,604
-----------------------------------------------------------
Undistributed net investment income                  (8,903)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  futures contracts and option contracts          2,289,194
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                       9,259,290
===========================================================
                                               $124,529,185
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $ 63,513,256
___________________________________________________________
===========================================================
Class B                                        $ 45,699,620
___________________________________________________________
===========================================================
Class C                                        $ 15,316,309
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,531,730
___________________________________________________________
===========================================================
Class B                                           4,014,872
___________________________________________________________
===========================================================
Class C                                           1,347,153
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.48
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.48 divided by
       94.50%)                                 $      12.15
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      11.38
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      11.37
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,650)          $1,718,885
------------------------------------------------------------------------
Dividends from affiliated money market funds                      78,001
------------------------------------------------------------------------
Interest                                                          18,670
========================================================================
    Total investment income                                    1,815,556
========================================================================

EXPENSES:

Advisory fees                                                    600,345
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    22,370
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        134,282
------------------------------------------------------------------------
  Class B                                                        318,360
------------------------------------------------------------------------
  Class C                                                         98,436
------------------------------------------------------------------------
Transfer agent fees                                              248,184
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            13,241
------------------------------------------------------------------------
Other                                                            148,681
========================================================================
    Total expenses                                             1,633,899
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (561,093)
========================================================================
    Net expenses                                               1,072,806
========================================================================
Net investment income                                            742,750
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        3,140,049
------------------------------------------------------------------------
  Foreign currencies                                               2,121
------------------------------------------------------------------------
  Futures contracts                                               46,724
------------------------------------------------------------------------
  Option contracts written                                        21,415
========================================================================
                                                               3,210,309
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        4,343,728
------------------------------------------------------------------------
  Foreign currencies                                                 (14)
------------------------------------------------------------------------
  Futures contracts                                                9,390
========================================================================
                                                               4,353,104
========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       7,563,413
========================================================================
Net increase in net assets resulting from operations          $8,306,163
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                2004            2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                     $    742,750    $    85,307
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  3,210,309       (463,512)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts       4,353,104      6,127,078
========================================================================================
    Net increase in net assets resulting from operations       8,306,163      5,748,873
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (500,393)       (67,755)
----------------------------------------------------------------------------------------
  Class B                                                       (204,810)       (14,134)
----------------------------------------------------------------------------------------
  Class C                                                        (63,792)        (3,436)
========================================================================================
  Decrease in net assets resulting from distributions           (768,995)       (85,325)
========================================================================================
Share transactions-net:
  Class A                                                     37,536,817     11,899,583
----------------------------------------------------------------------------------------
  Class B                                                     21,106,883     12,028,596
----------------------------------------------------------------------------------------
  Class C                                                      8,543,492      4,163,744
========================================================================================
    Net increase in net assets resulting from share
     transactions                                             67,187,192     28,091,923
========================================================================================
    Net increase in net assets                                74,724,360     33,755,471
========================================================================================

NET ASSETS:

  Beginning of year                                           49,804,825     16,049,354
========================================================================================
  End of year (including undistributed net investment
    income of $(8,903) and $(3,386), respectively)          $124,529,185    $49,804,825
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.00%, 1.65% and 1.65% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $531,230.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $28,553 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $248,184. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $134,282, $318,360 and $98,436, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $64,410 in front-end sales commissions from the sale of Class A shares and $300, $8,410 and $1,776 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,615,482       $24,141,052       $(17,390,648)         $   --         $ 8,365,886      $39,277       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,615,482        24,141,052        (17,390,648)             --           8,365,886       38,724           --
==================================================================================================================================
  Total           $3,230,964       $48,282,104       $(34,781,296)         $   --         $16,731,772      $78,001       $   --
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $102,143 and $94,900, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $1,198 and credits in custodian fees of $112 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,310.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,484 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                 --         $     --
-------------------------------------------------------------------------------------
Written                                                          688           51,842
-------------------------------------------------------------------------------------
Closed                                                          (473)         (40,673)
-------------------------------------------------------------------------------------
Exercised                                                       (215)         (11,169)
=====================================================================================
End of year                                                       --         $     --
_____________________________________________________________________________________
=====================================================================================

NOTE 9--FUTURES CONTRACTS

On October 31, 2004, $77,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                               NO. OF           MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS       COMMITMENT       VALUE       APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Futures                                                  20           Dec-04/Long    $1,130,300       $9,390
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004       2003
---------------------------------------------------------------------------------
Distributions paid from ordinary income                       $768,995    $85,325
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,363,869
----------------------------------------------------------------------------
Undistributed long-term gain                                       1,100,008
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             9,084,607
----------------------------------------------------------------------------
Temporary book/tax differences                                        (8,903)
----------------------------------------------------------------------------
Shares of beneficial interest                                    112,989,604
============================================================================
Total net assets                                                $124,529,185
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $411,417 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of October 31, 2004.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $80,661,385 and $22,212,633, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $11,614,974
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,530,367)
===============================================================================
Net unrealized appreciation of investment securities               $ 9,084,607
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $121,048,461.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions and foreign currencies transactions, on October 31, 2004, undistributed net investment income was increased by $20,728, undistributed net realized gain was decreased by $250,728 and shares of beneficial interest increased by $230,000. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGE IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,322,865    $ 48,449,001    2,036,155    $18,695,942
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,496,183      27,796,432    1,811,612     16,607,284
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        891,143       9,870,802      599,285      5,518,092
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         41,472         465,571        6,293         61,880
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         16,701         185,244        1,275         12,449
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,270          58,491          324          3,166
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        186,137       2,093,587       71,889        675,552
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (187,728)     (2,093,587)     (72,485)      (675,552)
====================================================================================================================
Reacquired:
  Class A                                                     (1,198,931)    (13,471,342)    (834,757)    (7,533,791)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (432,094)     (4,781,206)    (439,212)    (3,915,585)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (125,008)     (1,385,801)    (152,851)    (1,357,514)
====================================================================================================================
                                                               6,016,010    $ 67,187,192    3,027,528    $28,091,923
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distributions, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                                              ------------------------------------------
                                                                                       DECEMBER 31, 2001
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                   OCTOBER 31,           COMMENCED) TO
                                                              ---------------------       OCTOBER 31,
                                                               2004          2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.26       $  8.70         $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.14          0.06(a)        (0.03)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.23          1.54           (1.27)
========================================================================================================
    Total from investment operations                             1.37          1.60           (1.30)
========================================================================================================
Less dividends from net investment income                       (0.15)        (0.04)             --
========================================================================================================
Net asset value, end of period                                $ 11.48       $ 10.26         $  8.70
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 13.36%        18.39%         (13.00)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,513       $22,375         $ 7,834
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.00%(c)      1.51%           1.75%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.70%(c)      2.12%           4.26%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      1.27%(c)      0.65%          (0.34)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                         30%           72%             42%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $38,366,366.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                       DECEMBER 31, 2001
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                   OCTOBER 31,           COMMENCED) TO
                                                              ---------------------       OCTOBER 31,
                                                               2004          2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.17       $  8.65         $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07          0.00(a)        (0.08)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.21          1.53           (1.27)
========================================================================================================
    Total from investment operations                             1.28          1.53           (1.35)
========================================================================================================
Less dividends from net investment income                       (0.07)        (0.01)             --
========================================================================================================
Net asset value, end of period                                $ 11.38       $ 10.17         $  8.65
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 12.63%        17.67%         (13.50)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,700       $21,582         $ 7,100
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)      2.16%           2.40%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)      2.77%           4.91%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)      0.00%          (0.99)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                         30%           72%             42%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,836,043.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                                         DECEMBER 31, 2001
                                                                   YEAR ENDED            (DATE OPERATIONS
                                                                  OCTOBER 31,              COMMENCED) TO
                                                              --------------------          OCTOBER 31,
                                                               2004          2003              2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.16       $ 8.65            $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07         0.00(a)           (0.08)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.21         1.52              (1.27)
==========================================================================================================
    Total from investment operations                             1.28         1.52              (1.35)
==========================================================================================================
Less dividends from net investment income                       (0.07)       (0.01)                --
==========================================================================================================
Net asset value, end of period                                $ 11.37       $10.16            $  8.65
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 12.64%       17.55%            (13.50)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $15,316       $5,848            $ 1,116
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)     2.16%              2.40%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)     2.77%              4.91%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)     0.00%             (0.99)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         30%          72%                42%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,843,547.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.


Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Emerging Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-97.70%

AIRLINES-0.48%

JetBlue Airways Corp.(a)                           30,000   $    661,500
========================================================================

APPAREL RETAIL-4.11%

Aeropostale, Inc.(a)(b)                            35,000      1,104,250
------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          37,500        842,250
------------------------------------------------------------------------
Foot Locker, Inc.                                  35,000        854,000
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(c)                  38,900      1,209,012
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)(b)(c)       70,000      1,640,800
========================================================================
                                                               5,650,312
========================================================================

APPLICATION SOFTWARE-5.53%

Altiris, Inc.(a)                                   25,000        679,875
------------------------------------------------------------------------
Amdocs Ltd. (United Kingdom)(a)                    45,000      1,131,750
------------------------------------------------------------------------
Catapult Communications Corp.(a)                   26,300        645,928
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            75,000      1,809,750
------------------------------------------------------------------------
JAMDAT Mobile Inc.(a)(c)                           15,000        439,500
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       29,000      1,259,470
------------------------------------------------------------------------
Sonic Solutions(a)(c)                              42,900        851,565
------------------------------------------------------------------------
Synopsys, Inc.(a)                                  49,000        795,760
========================================================================
                                                               7,613,598
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.15%

Investors Financial Services Corp.(c)              75,000      2,886,750
------------------------------------------------------------------------
Legg Mason, Inc.                                   22,500      1,433,475
------------------------------------------------------------------------
T. Rowe Price Group Inc.                           25,000      1,394,250
========================================================================
                                                               5,714,475
========================================================================

BIOTECHNOLOGY-4.90%

Amylin Pharmaceuticals, Inc.(a)(c)                 65,000      1,384,500
------------------------------------------------------------------------
Corgentech Inc.(a)(c)                              30,000        572,100
------------------------------------------------------------------------
Digene Corp.(a)(c)                                 46,500      1,169,475
------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                    17,500        742,700
------------------------------------------------------------------------
Invitrogen Corp.(a)                                21,000      1,215,900
------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                       14,000        909,720
------------------------------------------------------------------------
QLT Inc. (Canada)(a)(c)                            45,000        749,250
========================================================================
                                                               6,743,645
========================================================================

BROADCASTING & CABLE TV-2.43%

Radio One, Inc.-Class D(a)(c)                      70,000      1,028,300
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           75,000      2,322,000
========================================================================
                                                               3,350,300
========================================================================

BUILDING PRODUCTS-0.93%

American Standard Cos. Inc.(a)                     35,000      1,279,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.45%

ADTRAN, Inc.                                       16,800   $    362,880
------------------------------------------------------------------------
Andrew Corp.(a)                                    65,000        908,700
------------------------------------------------------------------------
Avaya Inc.(a)                                      90,000      1,296,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       85,000      1,754,400
------------------------------------------------------------------------
Polycom, Inc.(a)                                   35,000        722,750
------------------------------------------------------------------------
Tekelec(a)(c)                                      48,300      1,078,056
========================================================================
                                                               6,122,786
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.84%

Applied Films Corp.(a)                             50,000      1,159,500
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.67%

Bucyrus International, Inc.-Class A(c)             30,700        921,000
========================================================================

CONSUMER FINANCE-0.42%

Nelnet, Inc.-Class A(a)(c)                         30,000        582,300
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-6.22%

Alliance Data Systems Corp.(a)                     40,000      1,691,200
------------------------------------------------------------------------
Ceridian Corp.(a)                                  90,000      1,552,500
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    75,000      2,665,500
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      100,000      2,649,000
========================================================================
                                                               8,558,200
========================================================================

DISTRIBUTORS-0.50%

Source Interlink Cos., Inc.(a)(c)                  68,000        685,440
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.91%

Cintas Corp.                                       55,000      2,372,700
------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                    42,000        882,000
------------------------------------------------------------------------
Navigant Consulting, Inc.(a)(c)                    30,000        746,100
========================================================================
                                                               4,000,800
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.24%

Cooper Industries, Ltd.-Class A (Bermuda)          16,000      1,022,400
------------------------------------------------------------------------
EnerSys(a)(c)                                     100,000      1,320,000
------------------------------------------------------------------------
Ultralife Batteries, Inc.(a)(c)                    67,000        739,680
========================================================================
                                                               3,082,080
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.17%

Cogent Inc.(a)                                     25,000        478,350
------------------------------------------------------------------------
Littelfuse, Inc.(a)                                15,000        489,300
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Photon Dynamics, Inc.(a)                           35,000   $    640,500
========================================================================
                                                               1,608,150
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.45%

Staktek Holdings Inc.(a)                          175,000        621,250
========================================================================

EMPLOYMENT SERVICES-2.76%

Gevity HR, Inc.                                    45,000        801,450
------------------------------------------------------------------------
Robert Half International Inc.                    113,000      2,997,890
========================================================================
                                                               3,799,340
========================================================================

GENERAL MERCHANDISE STORES-1.79%

Family Dollar Stores, Inc.                         45,000      1,329,750
------------------------------------------------------------------------
Fred's, Inc.(c)                                    65,000      1,139,450
========================================================================
                                                               2,469,200
========================================================================

HEALTH CARE EQUIPMENT-3.12%

Analogic Corp.(c)                                  12,603        536,195
------------------------------------------------------------------------
Conceptus Inc.(a)(c)                               70,000        599,550
------------------------------------------------------------------------
Cytyc Corp.(a)                                     30,000        782,700
------------------------------------------------------------------------
IntraLase Corp.(a)(c)                              35,300        678,819
------------------------------------------------------------------------
PerkinElmer, Inc.                                  51,000      1,047,540
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                      25,000        645,750
========================================================================
                                                               4,290,554
========================================================================

HEALTH CARE FACILITIES-1.67%

LifePoint Hospitals, Inc.(a)(c)                    25,000        810,500
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           45,000      1,486,350
========================================================================
                                                               2,296,850
========================================================================

HEALTH CARE SERVICES-4.55%

DaVita, Inc.(a)                                    45,000      1,332,900
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           40,000      2,560,000
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    40,000      1,356,400
------------------------------------------------------------------------
Psychiatric Solutions, Inc.(a)(c)                  40,000      1,018,000
========================================================================
                                                               6,267,300
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.26%

Kerzner International Ltd. (Bahamas)(a)(c)         12,000        608,640
------------------------------------------------------------------------
Orient-Express Hotels Ltd.-Class A
  (Bermuda)(a)                                     75,000      1,331,250
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(c)          25,000      1,165,000
========================================================================
                                                               3,104,890
========================================================================

HOUSEHOLD APPLIANCES-1.05%

Blount International, Inc.(a)                     100,000      1,446,000
========================================================================

INDUSTRIAL CONGLOMERATES-1.98%

Textron Inc.(b)                                    40,000      2,726,000
========================================================================

INDUSTRIAL MACHINERY-0.16%

Nordson Corp.                                       6,100        213,622
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-1.53%

CyberSource Corp.(a)(c)                           150,000   $    981,000
------------------------------------------------------------------------
Digitas Inc.(a)(c)                                125,000      1,125,000
========================================================================
                                                               2,106,000
========================================================================

INVESTMENT BANKING & BROKERAGE-1.50%

Ameritrade Holding Corp.(a)                        75,000        976,500
------------------------------------------------------------------------
Edwards (A.G.), Inc.                               30,000      1,087,800
========================================================================
                                                               2,064,300
========================================================================

IT CONSULTING & OTHER SERVICES-1.18%

CACI International Inc.-Class A(a)                 12,300        749,931
------------------------------------------------------------------------
TNS Inc.(a)(c)                                     45,000        880,200
========================================================================
                                                               1,630,131
========================================================================

LEISURE FACILITIES-0.84%

Speedway Motorsports, Inc.(c)                      35,000      1,158,500
========================================================================

MOVIES & ENTERTAINMENT-0.72%

Regal Entertainment Group-Class A(c)               50,000        995,500
========================================================================

OIL & GAS DRILLING-0.60%

Patterson-UTI Energy, Inc.(b)                      43,000        826,890
========================================================================

PAPER PRODUCTS-0.48%

Bowater Inc.                                       18,000        663,120
========================================================================

PHARMACEUTICALS-4.96%

Barr Pharmaceuticals Inc.(a)                       37,000      1,393,050
------------------------------------------------------------------------
Eon Labs, Inc.(a)                                  25,300        622,633
------------------------------------------------------------------------
Impax Laboratories, Inc.(a)(c)                     72,200      1,065,672
------------------------------------------------------------------------
InKine Pharmaceutical Co., Inc.(a)(c)             200,000      1,090,000
------------------------------------------------------------------------
IVAX Corp.(a)                                      62,500      1,131,250
------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                30,000        800,100
------------------------------------------------------------------------
Valeant Pharmaceuticals International              30,000        720,000
========================================================================
                                                               6,822,705
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.94%

CB Richard Ellis Group, Inc.-Class A(a)            50,000      1,295,000
========================================================================

RESTAURANTS-3.79%

Brinker International, Inc.(a)                     52,000      1,679,600
------------------------------------------------------------------------
CBRL Group, Inc.                                   40,000      1,450,400
------------------------------------------------------------------------
Ruby Tuesday, Inc.(c)                              48,000      1,185,600
------------------------------------------------------------------------
Wendy's International, Inc.                        27,000        900,990
========================================================================
                                                               5,216,590
========================================================================

SEMICONDUCTOR EQUIPMENT-3.53%

FormFactor Inc.(a)                                 40,000        938,000
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                28,000      1,274,840
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          70,000      1,813,700
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Varian Semiconductor Equipment Associates,
  Inc.(a)                                          24,000   $    830,640
========================================================================
                                                               4,857,180
========================================================================

SEMICONDUCTORS-7.49%

AMIS Holdings, Inc.(a)                             90,000      1,368,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          45,000      1,217,250
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             102,000      1,205,640
------------------------------------------------------------------------
Integrated Silicon Solution, Inc.(a)(c)            75,000        563,250
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)(b)      27,000        771,390
------------------------------------------------------------------------
Microchip Technology Inc.                          70,000      2,117,500
------------------------------------------------------------------------
Micron Technology, Inc.(a)                         69,000        840,420
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)(c)                      105,000        683,550
------------------------------------------------------------------------
Semtech Corp.(a)(c)                                52,000      1,085,760
------------------------------------------------------------------------
Zoran Corp.(a)                                     45,000        454,050
========================================================================
                                                              10,306,810
========================================================================

SPECIALIZED FINANCE-1.03%

Primus Guaranty, Ltd. (Bermuda)(a)(c)             108,000      1,420,200
========================================================================

SPECIALTY STORES-3.16%

Advance Auto Parts, Inc.(a)                         4,400        172,128
------------------------------------------------------------------------
Gander Mountain Co.(a)(c)                          42,000        817,110
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                          53,000      1,276,240
------------------------------------------------------------------------
Tiffany & Co.                                      40,000      1,173,200
------------------------------------------------------------------------
Tractor Supply Co.(a)                              25,000        907,000
========================================================================
                                                               4,345,678
========================================================================

TECHNOLOGY DISTRIBUTORS-0.90%

CDW Corp.                                          20,000      1,240,600
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.67%

New York Community Bancorp, Inc.(c)                50,000   $    918,000
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.72%

Beacon Roofing Supply, Inc.(a)(c)                  53,000        993,750
========================================================================

TRUCKING-1.92%

Sirva Inc.(a)                                     110,000      2,640,000
========================================================================
    Total Common Stocks (Cost $126,845,220)                  134,469,996
========================================================================

MONEY MARKET FUNDS-2.28%

Liquid Assets Portfolio-Institutional
  Class(d)                                      1,571,116      1,571,116
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     1,571,116      1,571,116
========================================================================
    Total Money Market Funds (Cost
      $3,142,232)                                              3,142,232
========================================================================
TOTAL INVESTMENTS-99.98% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $129,987,452)                137,612,228
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.49%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  19,937,670     19,937,670
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $19,937,670)                                      19,937,670
========================================================================
TOTAL INVESTMENTS-114.47% (Cost $149,925,122)                157,549,898
========================================================================
OTHER ASSETS LESS LIABILITIES-(14.47%)                       (19,912,087)
========================================================================
NET ASSETS-100.00%                                          $137,637,811
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $126,845,220)*                               $134,469,996
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $23,079,902)                             23,079,902
===========================================================
    Total investments (cost $149,925,122)       157,549,898
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                4,960,928
-----------------------------------------------------------
  Fund shares sold                                   49,647
-----------------------------------------------------------
  Dividends                                          43,358
-----------------------------------------------------------
  Amount due from advisor                           169,395
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               22,644
-----------------------------------------------------------
Other assets                                         36,780
===========================================================
    Total assets                                162,832,650
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,302,061
-----------------------------------------------------------
  Fund shares reacquired                            648,781
-----------------------------------------------------------
  Options written, at market value (premiums
    received $53,810)                                65,908
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,313
-----------------------------------------------------------
  Collateral upon return of securities loaned    19,937,670
-----------------------------------------------------------
Accrued distribution fees                            72,239
-----------------------------------------------------------
Accrued trustees' fees                                1,187
-----------------------------------------------------------
Accrued transfer agent fees                          88,320
-----------------------------------------------------------
Accrued operating expenses                           52,360
===========================================================
    Total liabilities                            25,194,839
===========================================================
Net assets applicable to shares outstanding    $137,637,811
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $266,169,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (25,489)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                        (136,118,598)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                 7,612,678
===========================================================
                                               $137,637,811
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 75,978,038
___________________________________________________________
===========================================================
Class B                                        $ 45,027,059
___________________________________________________________
===========================================================
Class C                                        $ 16,632,714
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          11,696,056
___________________________________________________________
===========================================================
Class B                                           7,138,018
___________________________________________________________
===========================================================
Class C                                           2,637,830
___________________________________________________________
===========================================================
Class A :
  Net asset value per share                    $       6.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.50 divided by
      94.50%)                                  $       6.88
___________________________________________________________
===========================================================
Class B :
  Net asset value and offering price per
    share                                      $       6.31
___________________________________________________________
===========================================================
Class C :
  Net asset value and offering price per
    share                                      $       6.31
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $19,436,807 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,603)                                       $   712,656
-----------------------------------------------------------
Dividends from affiliated money market funds
  (including security lending income of
  $23,628)*                                         102,691
===========================================================
    Total investment income                         815,347
===========================================================

EXPENSES:

Advisory fees                                     1,288,859
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       37,417
-----------------------------------------------------------
Distribution fees:
  Class A                                           292,015
-----------------------------------------------------------
  Class B                                           492,630
-----------------------------------------------------------
  Class C                                           189,346
-----------------------------------------------------------
Transfer agent fees -- Class A, B and C             701,605
-----------------------------------------------------------
Trustees' fees and retirement benefits               14,911
-----------------------------------------------------------
Other                                               203,849
===========================================================
    Total expenses                                3,270,632
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                       (43,404)
-----------------------------------------------------------
    Net expenses                                  3,227,228
===========================================================
Net investment income (loss)                     (2,411,881)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities     11,194,293
===========================================================
Net increase from payments by affiliates --See
  Note 2                                            169,395
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (312,837)
-----------------------------------------------------------
  Option contracts written                          (12,098)
===========================================================
                                                   (324,935)
===========================================================
Net gain from investment securities and option
  contracts                                      11,038,753
===========================================================
Net increase in net assets resulting from
  operations                                    $ 8,626,872
___________________________________________________________
===========================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,411,881)   $ (2,233,801)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  11,194,293      28,824,924
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         169,395              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                    (324,935)     21,408,256
==========================================================================================
    Net increase in net assets resulting from operations         8,626,872      47,999,379
==========================================================================================
Share transactions-net:
  Class A                                                      (10,324,662)      4,435,295
------------------------------------------------------------------------------------------
  Class B                                                       (6,486,902)     (3,079,891)
------------------------------------------------------------------------------------------
  Class C                                                       (4,428,000)     (4,179,924)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (21,239,564)     (2,824,520)
==========================================================================================
    Net increase (decrease) in net assets                      (12,612,692)     45,174,859
==========================================================================================

NET ASSETS:

  Beginning of year                                            150,250,503     105,075,644
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(25,489) and $(20,376), respectively)          $137,637,811    $150,250,503
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $1,983.

    For the year ended October 31, 2004, the advisor has agreed to reimburse the Fund $169,395 for an economic loss due to a trading error.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has agreed to $36,974 expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $701,605. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $292,015, $492,630 and $189,346, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $34,680 in front-end sales commissions from the sale of Class A shares and $124, $6,545 and $3,769 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,063,454      $ 65,387,145      $ (68,879,483)        $   --         $1,571,116       $39,997       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,063,454        65,387,145        (68,879,483)            --          1,571,116        39,066           --
==================================================================================================================================
  Subtotal        $10,126,908      $130,774,290      $(137,758,966)        $   --         $3,142,232       $79,063       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,368,309      $109,603,329      $ (97,033,968)        $   --         $19,937,670     $ 23,628       $   --
==================================================================================================================================
  Total           $17,495,217      $240,377,619      $(234,792,934)        $   --         $23,079,902     $102,691       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $3,264,458 and $6,588,283, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,649 and credits in custodian fees of $1,798 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $4,447.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $19,436,807 were on loan to brokers. The loans were secured by cash collateral of $19,937,670 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $23,628 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $    --
-----------------------------------------------------------------------------------
Written                                                         1,120       53,810
===================================================================================
End of year                                                     1,120      $53,810
___________________________________________________________________________________
===================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CALLS
Marvell Technology Group Ltd. (Bermuda)            04-Nov     $30.0         270      $18,359       $26,325         $ (7,966)
------------------------------------------------------------------------------------------------------------------------------
Patterson-UTI-Energy, Inc.                         04-Nov      20.0         430       12,409        11,825              584
------------------------------------------------------------------------------------------------------------------------------
Aeropostale, Inc.                                  04-Dec      35.0          69        5,051         5,520             (469)
------------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.                04-Dec      25.0         300       12,534        16,500           (3,966)
------------------------------------------------------------------------------------------------------------------------------
Textron Inc.                                       04-Dec      70.0          51        5,457         5,738             (281)
==============================================================================================================================
Total outstanding options written                                         1,120      $53,810       $65,908         $(12,098)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   7,299,747
---------------------------------------------------------------------------
Temporary book/tax differences                                      (24,275)
---------------------------------------------------------------------------
Capital loss carryforward                                      (135,806,881)
---------------------------------------------------------------------------
Shares of beneficial interest                                   266,169,220
===========================================================================
Total net assets                                              $ 137,637,811
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(12,098).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $11,166,079 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $ 90,508,026
-----------------------------------------------------------------------------
October 31, 2010                                                  45,298,855
=============================================================================
Total capital loss carryforward                                 $135,806,881
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $380,223,214 and $393,537,419, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $10,974,626
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,662,781)
===============================================================================
Net unrealized appreciation of investment securities              $ 7,311,845
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $150,238,053.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income was increased by $2,406,768 and shares of beneficial interest decreased by $2,406,768. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,854,496    $ 24,594,620     14,150,001    $71,539,332
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,227,703       7,585,746      2,662,059     13,233,376
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        736,110       4,643,791      1,160,403      5,839,097
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        148,160         960,281        165,304        856,537
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (152,130)       (960,281)      (168,817)      (856,537)
======================================================================================================================
Reacquired:
  Class A                                                     (5,641,488)    (35,879,563)   (13,569,593)   (67,960,574)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,119,216)    (13,112,367)    (3,214,850)   (15,456,730)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,449,746)     (9,071,791)    (2,057,518)   (10,019,021)
======================================================================================================================
                                                              (3,396,111)   $(21,239,564)      (873,011)   $(2,824,520)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  6.11         $  4.12       $  5.46       $ 10.50           $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.08)(a)       (0.07)(a)     (0.08)(a)     (0.10)             (0.04)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.46            2.06         (1.26)        (4.51)              0.54
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                 --
=========================================================================================================================
    Total from investment operations              0.39            1.99         (1.34)        (4.61)              0.50
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)                --
=========================================================================================================================
Net asset value, end of period                 $  6.50         $  6.11       $  4.12       $  5.46           $  10.50
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                6.38%          48.30%       (24.54)%      (45.37)%             5.00%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $75,978         $81,428       $51,822       $81,114           $147,101
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           1.84%(d)(e)     2.07%         1.89%         1.71%(e)           1.68%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.30)%(d)      (1.48)%       (1.54)%       (1.32)%            (1.04)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%               111%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 6.22%.
(d)  Ratios are based on average daily net assets of $83,432,923.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86% and 1.83% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS B
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.97         $  4.05       $  5.40       $ 10.47           $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.12)(a)       (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.45            2.02         (1.23)        (4.50)             0.54
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                --
=========================================================================================================================
    Total from investment operations              0.34            1.92         (1.35)        (4.64)             0.47
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)               --
=========================================================================================================================
Net asset value, end of period                 $  6.31         $  5.97       $  4.05       $  5.40           $ 10.47
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                5.70%          47.41%       (25.00)%      (45.81)%            4.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $45,027         $48,830       $36,060       $58,019           $94,740
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           2.49%(d)(e)     2.72%         2.55%         2.36%(e)          2.37%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.95)%(d)      (2.13)%       (2.19)%       (1.98)%           (1.73)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%              111%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d)  Ratios are based on average daily net assets of $49,263,006.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.51% and 2.48% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS C
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.97         $  4.05       $  5.40       $ 10.46           $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.12)(a)       (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.45            2.02         (1.23)        (4.49)             0.53
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                --
=========================================================================================================================
    Total from investment operations              0.34            1.92         (1.35)        (4.63)             0.46
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)               --
=========================================================================================================================
Net asset value, end of period                 $  6.31         $  5.97       $  4.05       $  5.40           $ 10.46
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                5.70%          47.41%       (25.00)%      (45.76)%            4.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================

Ratios/supplemental data:

Net assets, end of period (000s omitted)       $16,633         $19,992       $17,194       $26,483           $41,361
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           2.49%(d)(e)     2.72%         2.55%         2.36%(e)          2.37%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.95)%(d)      (2.13)%       (2.19)%       (1.98)%           (1.73)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%              111%
_________________________________________________________________________________________________________________________
=========================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d)  Ratios are based on average daily net assets of $18,934,599.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.51% and 2.48% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing


  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Large Cap Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.23%

ADVERTISING-5.13%

Interpublic Group of Cos., Inc. (The)(a)         580,200   $  7,113,252
-----------------------------------------------------------------------
Omnicom Group Inc.                               141,600     11,172,240
=======================================================================
                                                             18,285,492
=======================================================================

AEROSPACE & DEFENSE-1.80%

Honeywell International Inc.                     190,300      6,409,304
=======================================================================

ALUMINUM-1.62%

Alcoa Inc.                                       177,500      5,768,750
=======================================================================

APPAREL RETAIL-1.71%

Gap, Inc. (The)                                  304,700      6,087,906
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.47%

Bank of New York Co., Inc. (The)                 270,600      8,783,676
=======================================================================

BUILDING PRODUCTS-2.33%

Masco Corp.                                      242,200      8,297,772
=======================================================================

COMMUNICATIONS EQUIPMENT-1.06%

Motorola, Inc.                                   219,200      3,783,392
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.85%

Deere & Co.                                       50,800      3,036,824
=======================================================================

CONSUMER ELECTRONICS-3.19%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             197,970      4,715,645
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                           190,700      6,645,895
=======================================================================
                                                             11,361,540
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.69%

Ceridian Corp.(a)                                300,700      5,187,075
-----------------------------------------------------------------------
First Data Corp.                                 278,700     11,504,736
=======================================================================
                                                             16,691,811
=======================================================================

DEPARTMENT STORES-1.25%

May Department Stores Co. (The)                  170,800      4,451,048
=======================================================================

DIVERSIFIED CHEMICALS-0.71%

Dow Chemical Co. (The)                            56,600      2,543,604
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.60%

Cendant Corp.                                    449,600      9,257,264
=======================================================================

ENVIRONMENTAL SERVICES-3.11%

Waste Management, Inc.                           388,550     11,065,904
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

FOOD RETAIL-3.04%

Kroger Co. (The)(a)                              416,600   $  6,294,826
-----------------------------------------------------------------------
Safeway Inc.(a)                                  248,800      4,538,112
=======================================================================
                                                             10,832,938
=======================================================================

GENERAL MERCHANDISE STORES-2.57%

Target Corp.                                     183,100      9,158,662
=======================================================================

HEALTH CARE DISTRIBUTORS-4.92%

Cardinal Health, Inc.                            239,600     11,201,300
-----------------------------------------------------------------------
McKesson Corp.                                   237,100      6,321,086
=======================================================================
                                                             17,522,386
=======================================================================

HEALTH CARE EQUIPMENT-1.47%

Baxter International Inc.                        170,800      5,253,808
=======================================================================

HEALTH CARE FACILITIES-1.80%

HCA, Inc.                                        174,400      6,405,712
=======================================================================

INDUSTRIAL CONGLOMERATES-6.25%

General Electric Co.                             232,500      7,932,900
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                459,800     14,322,770
=======================================================================
                                                             22,255,670
=======================================================================

INDUSTRIAL MACHINERY-2.47%

Illinois Tool Works Inc.                          95,515      8,814,124
=======================================================================

INSURANCE BROKERS-1.18%

Aon Corp.                                        206,600      4,216,706
=======================================================================

INVESTMENT BANKING & BROKERAGE-4.26%

Merrill Lynch & Co., Inc.                        127,800      6,893,532
-----------------------------------------------------------------------
Morgan Stanley                                   162,000      8,276,580
=======================================================================
                                                             15,170,112
=======================================================================

MANAGED HEALTH CARE-2.21%

Anthem, Inc.(a)(b)                                98,000      7,879,200
=======================================================================

MOVIES & ENTERTAINMENT-2.60%

Walt Disney Co. (The)                            367,100      9,258,262
=======================================================================

MULTI-LINE INSURANCE-1.41%

Hartford Financial Services Group, Inc. (The)     85,600      5,005,888
=======================================================================

OIL & GAS DRILLING-2.09%

Transocean Inc. (Cayman Islands)(a)              211,377      7,451,039
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.74%

Halliburton Co.                                  265,100      9,819,304
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  112,100      7,055,574
=======================================================================
                                                             16,874,878
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.51%

Citigroup Inc.                                   241,619   $ 10,720,635
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             323,356     12,481,542
=======================================================================
                                                             23,202,177
=======================================================================

PACKAGED FOODS & MEATS-1.65%

Kraft Foods Inc.-Class A                         176,300      5,872,553
=======================================================================

PHARMACEUTICALS-7.62%

Pfizer Inc.                                      276,900      8,016,255
-----------------------------------------------------------------------
Sanofi-Aventis S.A. (France)(b)(c)               164,452     12,065,161
-----------------------------------------------------------------------
Wyeth                                            178,300      7,069,595
=======================================================================
                                                             27,151,011
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.22%

ACE Ltd. (Cayman Islands)                        207,800      7,908,868
=======================================================================

SYSTEMS SOFTWARE-3.27%

Computer Associates International, Inc.          419,900     11,635,429
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.43%

Fannie Mae                                       174,300     12,227,145
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $308,322,173)                         349,920,855
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-2.13%

Liquid Assets Portfolio-Institutional
  Class(d)                                     3,790,466   $  3,790,466
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    3,790,466      3,790,466
=======================================================================
    Total Money Market Funds (Cost
      $7,580,932)                                             7,580,932
=======================================================================
TOTAL INVESTMENTS-100.36% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $315,903,105)               357,501,787
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-2.02%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  7,196,450      7,196,450
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $7,196,450)                                       7,196,450
=======================================================================
TOTAL INVESTMENTS-102.38% (Cost $323,099,555)               364,698,237
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.38%)                        (8,492,777)
=======================================================================
NET ASSETS-100.00%                                         $356,205,460
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004 represented 3.31% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $308,322,173)*                               $349,920,855
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $14,777,382)                             14,777,382
===========================================================
     Total investments (cost $323,099,555)      364,698,237
___________________________________________________________
===========================================================
Receivables for:
  Fund shares sold                                  581,284
-----------------------------------------------------------
  Dividends                                         503,581
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               55,403
-----------------------------------------------------------
Other assets                                         58,511
===========================================================
     Total assets                               365,897,016
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           1,403,301
-----------------------------------------------------------
  Fund shares reacquired                            758,866
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                68,796
-----------------------------------------------------------
  Collateral upon return of securities loaned     7,196,450
-----------------------------------------------------------
Accrued distribution fees                           164,794
-----------------------------------------------------------
Accrued trustees' fees                                1,433
-----------------------------------------------------------
Accrued transfer agent fees                          58,660
-----------------------------------------------------------
Accrued operating expenses                           39,256
===========================================================
     Total liabilities                            9,691,556
===========================================================
Net assets applicable to shares outstanding    $356,205,460
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $335,213,046
-----------------------------------------------------------
Undistributed net investment income (loss)          (57,053)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (20,549,215)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     41,598,682
===========================================================
                                               $356,205,460
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $150,190,493
___________________________________________________________
===========================================================
Class B                                        $ 84,895,719
___________________________________________________________
===========================================================
Class C                                        $ 30,835,140
___________________________________________________________
===========================================================
Class R                                        $    990,992
___________________________________________________________
===========================================================
Investor Class                                 $ 70,548,023
___________________________________________________________
===========================================================
Institutional Class                            $ 18,745,093
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,155,745
___________________________________________________________
===========================================================
Class B                                           7,064,497
___________________________________________________________
===========================================================
Class C                                           2,566,055
___________________________________________________________
===========================================================
Class R                                              80,535
___________________________________________________________
===========================================================
Investor Class                                    5,704,142
___________________________________________________________
===========================================================
Institutional Class                               1,513,815
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.36
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.36 divided by
       94.50%)                                 $      13.08
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.02
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.02
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      12.31
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      12.37
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      12.38
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $6,877,673 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $71,703)         $ 4,901,739
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $17,393)*                            154,542
=========================================================================
     Total investment income                                    5,056,281
=========================================================================


EXPENSES:

Advisory fees                                                   2,109,274
-------------------------------------------------------------------------
Administrative services fees                                      125,883
-------------------------------------------------------------------------
Custodian fees                                                     43,391
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         525,588
-------------------------------------------------------------------------
  Class B                                                         893,755
-------------------------------------------------------------------------
  Class C                                                         314,386
-------------------------------------------------------------------------
  Class R                                                           3,976
-------------------------------------------------------------------------
  Investor Class                                                  188,897
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor              868,093
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          3,536
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             18,698
-------------------------------------------------------------------------
Other                                                             327,822
=========================================================================
     Total expenses                                             5,423,299
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (48,743)
=========================================================================
     Net expenses                                               5,374,556
=========================================================================
Net investment income (loss)                                     (318,275)
=========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        12,491,108
-------------------------------------------------------------------------
  Foreign currencies                                                9,419
=========================================================================
                                                               12,500,527
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   13,417,119
=========================================================================
Net gain from investment securities and foreign currencies     25,917,646
=========================================================================
Net increase in net assets resulting from operations          $25,599,371
_________________________________________________________________________
=========================================================================


* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (318,275)   $   (639,955)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          12,500,527      (9,793,824)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  13,417,119      51,420,584
==========================================================================================
    Net increase in net assets resulting from operations        25,599,371      40,986,805
==========================================================================================
Share transactions-net:
  Class A                                                       18,535,871       5,382,960
------------------------------------------------------------------------------------------
  Class B                                                       (1,304,921)      2,113,303
------------------------------------------------------------------------------------------
  Class C                                                        2,160,392         (14,173)
------------------------------------------------------------------------------------------
  Class R                                                          365,393         537,385
------------------------------------------------------------------------------------------
  Investor Class                                                62,887,146         177,572
------------------------------------------------------------------------------------------
  Institutional Class                                           18,632,135              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              101,276,016       8,197,047
==========================================================================================
    Net increase in net assets                                 126,875,387      49,183,852
==========================================================================================

NET ASSETS:

  Beginning of year                                            229,330,073     180,146,221
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(57,053) and $(25,218), respectively)          $356,205,460    $229,330,073
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,312.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $41,164 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $125,883 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the

Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $868,093 for Class A, Class B, Class C, Class R and Investor Class shares and $3,536 for Institutional Class. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. Institutional Class shares commenced sales on April 30, 2004. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $525,588, $893,755, $314,386, $3,976, $188,897, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $78,339 in front-end sales commissions from the sale of Class A shares and $1,584, $11,543, $4,072 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               10/31/03         AT COST         FROM SALES      (DEPRECIATION)      10/31/04       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,921,637     $ 39,445,160     $ (37,576,331)        $   --        $ 3,790,466     $ 69,486       $   --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,921,637       39,445,160       (37,576,331)            --          3,790,466       67,663           --
==============================================================================================================================
  Subtotal        $3,843,274     $ 78,890,320     $ (75,152,662)        $   --        $ 7,580,932     $137,149       $   --
______________________________________________________________________________________________________________________________
==============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               10/31/03         AT COST         FROM SALES      (DEPRECIATION)      10/31/04       INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,248,000     $ 74,751,501     $ (77,999,501)        $   --        $        --     $ 13,457       $   --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       26,802,341       (19,605,891)            --          7,196,450        3,936           --
==============================================================================================================================
  Subtotal        $3,248,000     $101,553,842     $ (97,605,392)        $   --        $ 7,196,450     $ 17,393       $   --
==============================================================================================================================
  Total           $7,091,274     $180,444,162     $(172,758,054)        $   --        $14,777,382     $154,542       $   --
______________________________________________________________________________________________________________________________
==============================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $2,159,448 and $4,625,830, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $5,264 and credits in custodian fees of $3 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $5,267.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,344 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $6,877,673 were on loan to brokers. The loans were secured by cash collateral of $7,196,450, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $17,393 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and October 31, 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 39,701,181
--------------------------------------------------------------------------
Temporary book/tax differences                                     (57,053)
--------------------------------------------------------------------------
Capital loss carryforward                                      (18,651,714)
--------------------------------------------------------------------------
Shares of beneficial interest                                  335,213,046
==========================================================================
Total net assets                                              $356,205,460
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $18,651,714 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $12,094,867 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2010                                                 $ 9,120,472
-----------------------------------------------------------------------------
October 31, 2011                                                   9,531,242
=============================================================================
Total capital loss carryforward                                  $18,651,714
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Value Equity Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $108,851,727 and $96,576,124, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 55,037,043
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (15,335,862)
==============================================================================
Net unrealized appreciation of investment securities             $ 39,701,181
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $324,997,056.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2004, undistributed net investment income (loss) was increased by $318,190, undistributed net realized gain (loss) was decreased by $9,419 and shares of beneficial interest decreased by $308,771. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Value Equity Fund into the Fund, undistributed net investment income (loss) was decreased by $31,750, undistributed net realized gain (loss) was decreased by $6,270,695, and shares of beneficial interest increased by $6,302,445. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(A)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,797,896    $ 59,721,792     5,695,229    $ 56,588,456
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,918,978      23,316,127     2,611,379      25,467,901
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        753,705       9,128,932       936,198       9,069,047
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         54,757         677,970        59,714         632,113
----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            1,838,069      22,849,380        30,507         346,714
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                       1,526,455      18,788,116            --              --
======================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                         23,582         268,604            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         31,404         350,200            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        100,704       1,122,781            --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            7,662,600      87,273,020            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        467,293       5,834,860       315,247       3,158,288
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (478,951)     (5,834,860)     (321,047)     (3,158,288)
======================================================================================================================
Reacquired:
  Class A                                                     (3,841,386)    (47,289,385)   (5,558,986)    (54,363,784)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,581,802)    (19,136,388)   (2,170,734)    (20,196,310)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (671,051)     (8,091,321)     (955,066)     (9,083,220)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (25,935)       (312,577)       (8,863)        (94,728)
----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (3,812,184)    (47,235,254)      (14,850)       (169,142)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                         (12,640)       (155,981)           --              --
======================================================================================================================
                                                               8,751,494    $101,276,016       618,728    $  8,197,047
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially. 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by AIM.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Value Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Value Equity Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the close of business on October 31, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605 including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2004             2003            2002       2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.39         $   9.20         $ 10.94    $ 12.05    $ 9.40
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)         (0.00)(a)        0.01(a)    0.02(a)   0.07(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.96             2.19           (1.75)     (1.07)     2.88
============================================================================================================================
    Total from investment operations                              0.97             2.19           (1.74)     (1.05)     2.95
============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --              --      (0.04)    (0.18)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --              --      (0.02)    (0.12)
============================================================================================================================
    Total distributions                                             --               --              --      (0.06)    (0.30)
============================================================================================================================
Net asset value, end of period                                $  12.36         $  11.39         $  9.20    $ 10.94    $12.05
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                   8.52%           23.80%         (15.90)%    (8.74)%   32.21%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $150,190         $121,980         $94,387    $68,676    $5,888
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.33%(c)         1.42%           1.38%      1.27%     1.25%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.35%(c)         1.42%           1.38%      1.36%     8.21%
============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.11%(c)        (0.01)%          0.11%      0.17%     0.62%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             32%              41%             37%        18%       57%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $150,168,025.

                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                  --------------------------------------------------------          OCTOBER 31,
                                                   2004             2003            2002            2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.15          $  9.07         $ 10.86         $ 12.02             $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.07)(a)        (0.07)(a)       (0.06)(a)       (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.94             2.15           (1.73)          (1.05)              1.17
=================================================================================================================================
    Total from investment operations                 0.87             2.08           (1.79)          (1.11)              1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --               --              --           (0.03)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --               --              --           (0.02)                --
=================================================================================================================================
    Total distributions                                --               --              --           (0.05)                --
=================================================================================================================================
Net asset value, end of period                    $ 12.02          $ 11.15         $  9.07         $ 10.86             $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.80%           22.93%         (16.48)%         (9.25)%            10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $84,896          $80,018         $63,977         $58,681             $2,815
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements     1.98%(c)         2.07%           2.02%           1.95%              1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                   2.00%(c)         2.07%           2.02%           2.04%              8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                        (0.54)%(c)       (0.66)%         (0.53)%         (0.51)%            (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             32%              41%             37%             18%                57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $89,375,514.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                  --------------------------------------------------------          OCTOBER 31,
                                                   2004             2003            2002            2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.15          $  9.07         $ 10.85         $ 12.02             $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.07)(a)        (0.07)(a)       (0.06)(a)       (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.94             2.15           (1.72)          (1.06)              1.17
=================================================================================================================================
    Total from investment operations                 0.87             2.08           (1.78)          (1.12)              1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --               --              --           (0.03)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --               --              --           (0.02)                --
=================================================================================================================================
    Total distributions                                --               --              --           (0.05)                --
=================================================================================================================================
Net asset value, end of period                    $ 12.02          $ 11.15         $  9.07         $ 10.85             $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.80%           22.93%         (16.41)%         (9.33)%            10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $30,835          $26,566         $21,775         $20,680             $1,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements     1.98%(c)         2.07%           2.02%           1.95%              1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                   2.00%(c)         2.07%           2.02%           2.04%              8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                        (0.54)%(c)       (0.66)%         (0.53)%         (0.51)%            (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             32%              41%             37%             18%                57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,438,601.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS R
                                                              ------------------------------------------------
                                                                                                 JUNE 3, 2002
                                                                      YEAR ENDED                  (DATE SALES
                                                                     OCTOBER 31,                 COMMENCED) TO
                                                              --------------------------          OCTOBER 31,
                                                               2004                2003              2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.36              $9.20             $ 11.60
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.01)(a)          (0.02)(a)           (0.00)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.96               2.18               (2.40)
==============================================================================================================
    Total from investment operations                            0.95               2.16               (2.40)
==============================================================================================================
Net asset value, end of period                                $12.31              $11.36            $  9.20
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 8.36%             23.48%             (20.69)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  991              $ 588             $     8
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                        1.48%(c)(d)        1.57%               1.54%(e)
==============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.04)%(c)         (0.16)%             (0.05)%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(f)                                        32%                41%                 37%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $795,090.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.50% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                           INVESTOR CLASS
                                                              -----------------------------------------
                                                                                     SEPTEMBER 30, 2003
                                                                                        (DATE SALES
                                                              YEAR ENDED               COMMENCED) TO
                                                              OCTOBER 31,               OCTOBER 31,
                                                                 2004                       2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.39                    $10.98
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.03(a)                  (0.00)(a)
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.95                      0.41
=======================================================================================================
    Total from investment operations                               0.98                      0.41
=======================================================================================================
Net asset value, end of period                                  $ 12.37                    $11.39
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                    8.60%                     3.73%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $70,548                    $  178
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:                           1.24%(c)(d)               1.25%(e)
=======================================================================================================
Ratio of net investment income to average net assets               0.20%(c)                  0.16%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                           32%                       41%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $75,558,943.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.25% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 12.62
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.04(a)
-----------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)               (0.28)
===================================================================================
    Total from investment operations                                    (0.24)
===================================================================================
Net asset value, end of period                                        $ 12.38
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         (1.90)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $18,745
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:                                 0.80%(c)(d)
===================================================================================
Ratio of net investment income to average net assets                     0.64%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(e)                                                 32%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,327,922.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for the year ended October 31, 2004.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Large Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.91%

AEROSPACE & DEFENSE-3.89%

Boeing Co. (The)                                  127,000   $  6,337,300
------------------------------------------------------------------------
General Dynamics Corp.                             75,000      7,659,000
------------------------------------------------------------------------
Northrop Grumman Corp.                             90,000      4,657,500
------------------------------------------------------------------------
Rockwell Collins, Inc.                            140,000      4,965,800
------------------------------------------------------------------------
United Technologies Corp.                          56,200      5,216,484
========================================================================
                                                              28,836,084
========================================================================

AIR FREIGHT & LOGISTICS-0.68%

FedEx Corp.                                        55,000      5,011,600
========================================================================

APPAREL RETAIL-1.13%

Limited Brands                                    337,000      8,350,860
========================================================================

APPLICATION SOFTWARE-0.94%

Autodesk, Inc.                                    132,000      6,963,000
========================================================================

BIOTECHNOLOGY-0.61%

Genentech, Inc.(a)                                 99,000      4,507,470
========================================================================

BUILDING PRODUCTS-2.14%

American Standard Cos. Inc.(a)                    175,000      6,399,750
------------------------------------------------------------------------
Masco Corp.                                       275,000      9,421,500
========================================================================
                                                              15,821,250
========================================================================

COMMUNICATIONS EQUIPMENT-4.98%

Cisco Systems, Inc.(a)                            696,440     13,378,612
------------------------------------------------------------------------
Motorola, Inc.                                    417,000      7,197,420
------------------------------------------------------------------------
QUALCOMM Inc.                                     390,000     16,305,900
========================================================================
                                                              36,881,932
========================================================================

COMPUTER HARDWARE-2.26%

Dell Inc.(a)                                      476,600     16,709,596
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.61%

Lexmark International, Inc.-Class A(a)             54,000      4,487,940
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.65%

PACCAR Inc.                                        70,000      4,851,700
========================================================================

CONSUMER ELECTRONICS-2.29%

Harman International Industries, Inc.             141,000     16,945,380
========================================================================

CONSUMER FINANCE-2.21%

American Express Co.                               89,300      4,739,151
------------------------------------------------------------------------
MBNA Corp.                                        190,000      4,869,700
------------------------------------------------------------------------
SLM Corp.                                         150,000      6,789,000
========================================================================
                                                              16,397,851
========================================================================

DEPARTMENT STORES-1.82%

J.C. Penney Co., Inc.                             158,000      5,465,220
------------------------------------------------------------------------
Nordstrom, Inc.                                   186,000      8,031,480
========================================================================
                                                              13,496,700
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


DIVERSIFIED COMMERCIAL SERVICES-0.60%

Cendant Corp.                                     217,000   $  4,468,030
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.07%

Rockwell Automation, Inc.                         191,000      7,962,790
========================================================================

FOOTWEAR-1.99%

NIKE, Inc.-Class B                                181,000     14,717,110
========================================================================

HEALTH CARE EQUIPMENT-3.93%

Bard (C.R.), Inc.                                 100,000      5,680,000
------------------------------------------------------------------------
Becton, Dickinson & Co.                           259,000     13,597,500
------------------------------------------------------------------------
Medtronic, Inc.                                    95,000      4,855,450
------------------------------------------------------------------------
Waters Corp.(a)                                   120,000      4,954,800
========================================================================
                                                              29,087,750
========================================================================

HEALTH CARE SERVICES-1.71%

IMS Health Inc.                                   206,600      4,375,788
------------------------------------------------------------------------
Quest Diagnostics Inc.                             95,000      8,316,300
========================================================================
                                                              12,692,088
========================================================================

HEALTH CARE SUPPLIES-1.88%

Alcon, Inc. (Switzerland)                         195,700     13,933,840
========================================================================

HOME IMPROVEMENT RETAIL-1.25%

Home Depot, Inc. (The)                            225,000      9,243,000
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.60%

Marriott International, Inc.-Class A               81,000      4,413,690
========================================================================

HOUSEHOLD APPLIANCES-0.91%

Black & Decker Corp. (The)                         84,000      6,743,520
========================================================================

HOUSEHOLD PRODUCTS-2.60%

Procter & Gamble Co. (The)                        377,000     19,294,860
========================================================================

HOUSEWARES & SPECIALTIES-1.01%

Fortune Brands, Inc.                              103,000      7,500,460
========================================================================

HYPERMARKETS & SUPER CENTERS-2.34%

Costco Wholesale Corp.                            361,000     17,306,340
========================================================================

INDUSTRIAL CONGLOMERATES-3.43%

3M Co.                                            202,000     15,669,140
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 313,000      9,749,950
========================================================================
                                                              25,419,090
========================================================================

INDUSTRIAL MACHINERY-2.81%

Danaher Corp.(b)                                  104,000      5,733,520
------------------------------------------------------------------------
Eaton Corp.                                       116,000      7,418,200
------------------------------------------------------------------------
Illinois Tool Works Inc.                           83,000      7,659,240
========================================================================
                                                              20,810,960
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTEGRATED OIL & GAS-3.34%

BP PLC-ADR (United Kingdom)                       143,000   $  8,329,750
------------------------------------------------------------------------
ChevronTexaco Corp.                               155,000      8,224,300
------------------------------------------------------------------------
ConocoPhillips                                     97,000      8,178,070
========================================================================
                                                              24,732,120
========================================================================

INTERNET RETAIL-1.57%

eBay Inc.(a)                                      119,000     11,615,590
========================================================================

INTERNET SOFTWARE & SERVICES-2.19%

Yahoo! Inc.(a)                                    448,200     16,220,358
========================================================================

IT CONSULTING & OTHER SERVICES-1.77%

Accenture Ltd.-Class A (Bermuda)(a)               541,000     13,097,610
========================================================================

MANAGED HEALTH CARE-2.18%

UnitedHealth Group Inc.                           223,000     16,145,200
========================================================================

MOTORCYCLE MANUFACTURERS-1.97%

Harley-Davidson, Inc.                             254,000     14,622,780
========================================================================

OFFICE ELECTRONICS-0.91%

Xerox Corp.(a)(b)                                 455,000      6,720,350
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.71%

Citigroup Inc.                                    119,221      5,289,836
========================================================================

PERSONAL PRODUCTS-6.21%

Avon Products, Inc.                               349,800     13,834,590
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              230,000      9,878,500
------------------------------------------------------------------------
Gillette Co. (The)                                537,000     22,274,760
========================================================================
                                                              45,987,850
========================================================================

PHARMACEUTICALS-3.87%

Johnson & Johnson                                 491,000     28,664,580
========================================================================

PROPERTY & CASUALTY INSURANCE-0.82%

Allstate Corp. (The)                              126,000      6,059,340
========================================================================

RESTAURANTS-4.96%

McDonald's Corp.                                  487,000     14,196,050
------------------------------------------------------------------------
Starbucks Corp.(a)                                149,000      7,879,120
------------------------------------------------------------------------
Yum! Brands, Inc.                                 337,000     14,659,500
========================================================================
                                                              36,734,670
========================================================================

SEMICONDUCTORS-0.96%

Analog Devices, Inc.                               95,300      3,836,778
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTORS-(CONTINUED)

Intel Corp.                                       149,000   $  3,316,740
========================================================================
                                                               7,153,518
========================================================================

SOFT DRINKS-1.71%

PepsiCo, Inc.                                     256,000     12,692,480
========================================================================

SPECIALTY STORES-2.49%

Staples, Inc.                                     620,000     18,438,800
========================================================================

STEEL-0.60%

Nucor Corp.                                       105,000      4,434,150
========================================================================

SYSTEMS SOFTWARE-6.80%

Adobe Systems Inc.                                194,000     10,869,820
------------------------------------------------------------------------
Microsoft Corp.                                   429,280     12,015,547
------------------------------------------------------------------------
Oracle Corp.(a)                                   389,000      4,924,740
------------------------------------------------------------------------
Symantec Corp.(a)                                 396,000     22,548,240
========================================================================
                                                              50,358,347
========================================================================

THRIFTS & MORTGAGE FINANCE-1.68%

Countrywide Financial Corp.                       389,000     12,420,770
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.83%

W.W. Grainger, Inc.                               105,000      6,151,950
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $621,566,204)                          710,395,190
========================================================================

MONEY MARKET FUNDS-3.85%

Liquid Assets Portfolio-Institutional
  Class(c)                                     14,259,968     14,259,968
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    14,259,968     14,259,968
========================================================================
    Total Money Market Funds (Cost
      $28,519,936)                                            28,519,936
========================================================================
TOTAL INVESTMENTS-99.76% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $650,086,140)                738,915,126
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.66%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                   4,905,700      4,905,700
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,905,700)                                        4,905,700
========================================================================
TOTAL INVESTMENTS-100.42% (Cost $654,991,840)                743,820,826
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.42%)                         (3,115,847)
========================================================================
NET ASSETS-100.00%                                          $740,704,979
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $621,566,204)*                             $   710,395,190
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $33,425,636)                        33,425,636
============================================================
    Total investments (cost $654,991,840)        743,820,826
============================================================
Receivables for:
  Investments sold                                 2,182,403
------------------------------------------------------------
  Fund shares sold                                 1,017,641
------------------------------------------------------------
  Dividends                                          483,016
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  154,151
------------------------------------------------------------
Other assets                                          69,573
============================================================
    Total assets                                 747,727,610
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,389,536
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 191,745
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         4,905,700
------------------------------------------------------------
Accrued distribution fees                            262,952
------------------------------------------------------------
Accrued trustees' fees                                 1,728
------------------------------------------------------------
Accrued transfer agent fees                          270,970
============================================================
    Total liabilities                              7,022,631
============================================================
Net assets applicable to shares outstanding  $   740,704,979
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 2,293,726,418
------------------------------------------------------------
Undistributed net investment income (loss)          (131,109)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (1,641,719,316)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               88,828,986
============================================================
                                             $   740,704,979
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $   177,497,860
____________________________________________________________
============================================================
Class B                                      $   112,930,837
____________________________________________________________
============================================================
Class C                                      $    48,420,471
____________________________________________________________
============================================================
Class R                                      $     2,761,191
____________________________________________________________
============================================================
Investor Class                               $   376,904,848
____________________________________________________________
============================================================
Institutional Class                          $    22,189,772
____________________________________________________________
============================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           19,384,974
____________________________________________________________
============================================================
Class B                                           12,797,591
____________________________________________________________
============================================================
Class C                                            5,484,462
____________________________________________________________
============================================================
Class R                                              302,503
____________________________________________________________
============================================================
Investor Class                                    40,986,060
____________________________________________________________
============================================================
Institutional Class                                2,417,583
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.16 divided by
      94.50%)                                $          9.69
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.82
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.83
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.13
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $          9.20
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.18
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $4,820,915 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $49,547)         $  4,445,838
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $24,288)*                             225,252
==========================================================================
    Total investment income                                      4,671,090
==========================================================================

EXPENSES:

Advisory fees                                                    5,663,512
--------------------------------------------------------------------------
Administrative services fees                                       218,708
--------------------------------------------------------------------------
Custodian fees                                                      53,205
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          606,542
--------------------------------------------------------------------------
  Class B                                                        1,205,821
--------------------------------------------------------------------------
  Class C                                                          499,243
--------------------------------------------------------------------------
  Class R                                                           12,219
--------------------------------------------------------------------------
  Investor Class                                                   888,532
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor               2,635,697
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           3,478
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              25,808
--------------------------------------------------------------------------
Other                                                              442,622
==========================================================================
    Total expenses                                              12,255,387
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (978,085)
==========================================================================
    Net expenses                                                11,277,302
==========================================================================
Net investment income (loss)                                    (6,606,212)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         98,241,139
--------------------------------------------------------------------------
  Foreign currencies                                               (27,375)
==========================================================================
                                                                98,213,764
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (67,692,327)
--------------------------------------------------------------------------
  Foreign currencies                                                   (11)
==========================================================================
                                                               (67,692,338)
==========================================================================
Net gain from investment securities and foreign currencies      30,521,426
==========================================================================
Net increase in net assets resulting from operations          $ 23,915,214
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (6,606,212)   $ (3,634,169)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and foreign currencies                    98,213,764     (11,557,152)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (67,692,338)     66,632,928
==========================================================================================
    Net increase in net assets resulting from operations        23,915,214      51,441,607
==========================================================================================
Share transactions-net:
  Class A                                                       18,678,547      24,813,254
------------------------------------------------------------------------------------------
  Class B                                                      (12,082,083)     (2,160,788)
------------------------------------------------------------------------------------------
  Class C                                                        3,097,603         594,530
------------------------------------------------------------------------------------------
  Class R                                                          574,491       1,830,726
------------------------------------------------------------------------------------------
  Investor Class                                               361,821,129         173,236
------------------------------------------------------------------------------------------
  Institutional Class                                           22,063,157              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              394,152,844      25,250,958
==========================================================================================
    Net increase in net assets                                 418,068,058      76,692,565
==========================================================================================

NET ASSETS:

  Beginning of year                                            322,636,921     245,944,356
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(131,109) and $(32,869), respectively).        $740,704,979    $322,636,921
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $3,368.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $59,549 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $218,708 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $2,635,697 for Class A, Class B, Class C, Class R and Investor Class shares and $3,478 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. Institutional Class shares commenced sales on April 30, 2004. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $606,542, $1,205,821, $499,243, $12,219 and $888,532. AIM reimbursed $902,390 of Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth Fund (a fund acquired by the Fund in a merger on November 3, 2003) paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $83,801 in front-end sales commissions from the sale of Class A shares and $890, $12,380, $4,895 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,325,601      $147,601,547      $(138,667,180)        $   --         $14,259,968     $100,940       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,325,601       147,601,547       (138,667,180)            --          14,259,968      100,024           --
==================================================================================================================================
  Subtotal        $10,651,202      $295,203,094      $(277,334,360)        $   --         $28,519,936     $200,964       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,969,563      $311,892,022      $(312,955,885)        $   --         $ 4,905,700     $ 24,288       $   --
==================================================================================================================================
  Total           $16,620,765      $607,095,116      $(590,290,245)        $   --         $33,425,636     $225,252       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $10,034,447 and $17,960,639, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $12,205 and credits in custodian fees of $573 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $12,778.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,385 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $4,820,915 were on loan to brokers. The loans were secured by cash collateral of $4,905,700 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $24,288 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $    81,823,318
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (131,109)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (1,634,713,648)
-----------------------------------------------------------------------------
Shares of Beneficial Interest                                   2,293,726,418
=============================================================================
Total net assets                                              $   740,704,979
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $1,546,950,857 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $83,728,510 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                           CAPITAL LOSS
EXPIRATION                                                                 CARRYFORWARD*
-----------------------------------------------------------------------------------------
October 31, 2009                                                          $1,067,082,723
-----------------------------------------------------------------------------------------
October 31, 2010                                                             532,535,321
-----------------------------------------------------------------------------------------
October 31, 2011                                                              35,095,604
=========================================================================================
Total capital loss carryforward                                           $1,634,713,648
_________________________________________________________________________________________
=========================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $904,935,222 and $600,186,187, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $90,270,070
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,446,752)
===============================================================================
Net unrealized appreciation of investment securities              $81,823,318
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $661,997,508.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions on October 31, 2004, undistributed net investment income (loss) was increased by $6,616,586, undistributed net realized gain (loss) was increased by $27,375 and shares of beneficial interest decreased by $6,643,961. This reclassification had no effect on the net assets of the Fund. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $108,614, undistributed net realized gain (loss) was decreased by $1,337,791,398 and shares of beneficial interest increased by $1,337,900,012. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(A)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                          2004                           2003
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,225,450    $  57,170,463     9,469,394    $ 73,883,856
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,516,228       22,341,073     4,041,264      29,817,268
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,041,593       18,173,950     2,208,427      16,412,874
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         111,709        1,022,930       278,067       2,156,076
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             4,268,368       39,323,955        20,194         178,134
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        2,436,212       22,232,973            --              --
========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                         445,760        3,960,921            --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                          24,464          210,855            --              --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         426,258        3,668,554            --              --
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            50,546,207      449,143,077            --              --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         472,810        4,373,299       325,063       2,536,902
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (489,052)      (4,373,299)     (334,300)     (2,536,902)
========================================================================================================================
Reacquired:
  Class A                                                      (5,108,536)     (46,826,136)   (6,726,902)    (51,607,504)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,420,244)     (30,260,712)   (3,989,440)    (29,441,154)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,120,502)     (18,744,901)   (2,147,493)    (15,818,344)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (48,964)        (448,439)      (39,568)       (325,350)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (13,848,145)    (126,645,903)         (564)         (4,898)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          (18,629)        (169,816)           --              --
========================================================================================================================
                                                               44,460,987    $ 394,152,844     3,104,142    $ 25,250,958
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 51,442,689 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the close of business on October 31, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407, including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.88         $   7.37    $   8.82    $  17.74    $  11.29
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)        (0.08)(a)    (0.09)(a)    (0.08)(a)    (0.15)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.36             1.59       (1.36)      (8.84)       6.60
===========================================================================================================================
    Total from investment operations                              0.28             1.51       (1.45)      (8.92)       6.45
===========================================================================================================================
Net asset value, end of period                                $   9.16         $   8.88    $   7.37    $   8.82    $  17.74
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   3.15%           20.49%     (16.44)%    (50.28)%     57.13%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $177,498         $154,052    $105,320    $138,269    $225,255
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.54%(c)(d)      1.82%       1.70%       1.57%       1.58%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.92)%(c)       (1.01)%     (1.01)%     (0.72)%     (0.82)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            111%             123%        111%        124%        113%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $173,297,774.
(d) After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.61         $   7.20    $   8.67    $  17.54    $  11.25
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)        (0.12)(a)    (0.14)(a)    (0.16)(a)    (0.27)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.35             1.53       (1.33)      (8.71)       6.56
===========================================================================================================================
    Total from investment operations                              0.21             1.41       (1.47)      (8.87)       6.29
===========================================================================================================================
Net asset value, end of period                                $   8.82         $   8.61    $   7.20    $   8.67    $  17.54
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   2.44%           19.58%     (16.96)%    (50.57)%     55.91%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,931         $122,011    $104,040    $144,747    $210,224
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.19%(c)(d)      2.47%       2.35%       2.23%       2.24%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.57)%(c)       (1.66)%     (1.66)%     (1.39)%     (1.48)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            111%             123%        111%        124%        113%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $120,582,108.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.20%.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004            2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.62         $  7.21    $  8.67    $ 17.55    $ 11.25
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)       (0.12)(a)   (0.14)(a)   (0.16)(a)   (0.27)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.35            1.53      (1.32)     (8.72)      6.57
======================================================================================================================
    Total from investment operations                             0.21            1.41      (1.46)     (8.88)      6.30
======================================================================================================================
Net asset value, end of period                                $  8.83         $  8.62    $  7.21    $  8.67    $ 17.55
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  2.44%          19.56%    (16.84)%   (50.60)%    56.00%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $48,420         $44,272    $36,575    $57,865    $79,392
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          2.19%(c)(d)     2.47%      2.35%      2.23%      2.24%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.57)%(c)      (1.66)%    (1.66)%    (1.39)%    (1.48)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           111%            123%       111%       124%       113%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $49,924,256.
(d) After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.20%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.87         $ 7.37       $  8.40
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.09)(a)      (0.04)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.36           1.59         (0.99)
====================================================================================================
    Total from investment operations                            0.26           1.50         (1.03)
====================================================================================================
Net asset value, end of period                                $ 9.13         $ 8.87       $  7.37
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 2.93%         20.35%       (12.26)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,761         $2,127       $     9
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.69%(c)(d)    1.97%         1.85%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (1.07)%(c)     (1.16)%       (1.16)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                       111%           123%          111%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,443,827.
(d) After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.70%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                                ---------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                                YEAR ENDED       COMMENCED) TO
                                                                OCTOBER 31,       OCTOBER 31,
                                                                   2004               2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   8.88            $ 8.24
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)(a)(b)        (0.01)(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.37              0.65
=================================================================================================
    Total from investment operations                                 0.32              0.64
=================================================================================================
Net asset value, end of period                                   $   9.20            $ 8.88
_________________________________________________________________________________________________
=================================================================================================
Total return(c)                                                      3.60%(b)          7.77%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $376,905            $  174
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                              1.19%(b)(d)(e)         1.56%(f)
=================================================================================================
Ratio of net investment income (loss) to average net assets         (0.57)%(d)        (0.75)%(f)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(g)                                            111%              123%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) The advisor reimbursed Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund. Had the advisor not reimbursed these expenses the net investment income per share, the ratio of expenses to average net assets, the ratio of net investment income to average net assets and the total return would have been (0.07), 1.41%, (0.79) and 3.27%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $403,878,080.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.42%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  9.13
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.01)(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.06
===================================================================================
    Total from investment operations                                     0.05
===================================================================================
Net asset value, end of period                                        $  9.18
___________________________________________________________________________________
===================================================================================
Total return(b)                                                          0.55%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $22,190
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.92%(c)
-----------------------------------------------------------------------------------
  With fee waivers and/or expense reimbursements                         0.93%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets             (0.30)%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                111%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $9,909,449.
(d)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Mid Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.10%

ADVERTISING-0.73%

Omnicom Group Inc.                              18,000    $ 1,420,200
=====================================================================

AEROSPACE & DEFENSE-0.68%

L-3 Communications Holdings, Inc.               20,000      1,318,600
=====================================================================

AIR FREIGHT & LOGISTICS-0.64%

Robinson (C.H.) Worldwide, Inc.                 23,000      1,240,620
=====================================================================

APPAREL RETAIL-2.24%

Chico's FAS, Inc.(a)                            44,000      1,761,320
---------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)          55,000      1,289,200
---------------------------------------------------------------------
Urban Outfitters, Inc.(a)                       32,000      1,312,000
=====================================================================
                                                            4,362,520
=====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.96%

Coach, Inc.(a)                                  40,000      1,865,200
=====================================================================

APPLICATION SOFTWARE-2.70%

Amdocs Ltd. (United Kingdom)(a)                 85,200      2,142,780
---------------------------------------------------------------------
Intuit Inc.(a)                                  40,000      1,814,400
---------------------------------------------------------------------
Mercury Interactive Corp.(a)                    30,000      1,302,900
=====================================================================
                                                            5,260,080
=====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.46%

Calamos Asset Management, Inc.-Class A(a)       60,700      1,183,650
---------------------------------------------------------------------
Franklin Resources, Inc.                        18,000      1,091,160
---------------------------------------------------------------------
Investors Financial Services Corp.(b)           55,000      2,116,950
---------------------------------------------------------------------
Legg Mason, Inc.                                37,000      2,357,270
=====================================================================
                                                            6,749,030
=====================================================================

AUTO PARTS & EQUIPMENT-0.55%

Autoliv, Inc.                                   25,000      1,068,750
=====================================================================

BIOTECHNOLOGY-3.87%

Cephalon, Inc.(a)                               21,000      1,001,070
---------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                       22,000      1,029,380
---------------------------------------------------------------------
Gen-Probe Inc.(a)                               32,000      1,121,280
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        35,000      1,212,050
---------------------------------------------------------------------
Invitrogen Corp.(a)                             17,200        995,880
---------------------------------------------------------------------
Martek Biosciences Corp.(a)                     26,000      1,223,456
---------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                    15,000        974,700
=====================================================================
                                                            7,557,816
=====================================================================

BROADCASTING & CABLE TV-1.22%

Univision Communications Inc.-Class A(a)        77,000      2,383,920
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


BUILDING PRODUCTS-1.02%

Masco Corp.                                     58,000    $ 1,987,080
=====================================================================

CASINOS & GAMING-0.52%

Station Casinos, Inc.                           20,000      1,019,000
=====================================================================

COMMUNICATIONS EQUIPMENT-4.94%

Avaya Inc.(a)                                  140,000      2,016,000
---------------------------------------------------------------------
Comverse Technology, Inc.(a)                   100,000      2,064,000
---------------------------------------------------------------------
Juniper Networks, Inc.(a)                       40,300      1,072,383
---------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)             21,000      1,852,200
---------------------------------------------------------------------
Scientific-Atlanta, Inc.                        52,400      1,435,236
---------------------------------------------------------------------
UTStarcom, Inc.(a)(b)                           70,000      1,198,400
=====================================================================
                                                            9,638,219
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.76%

Best Buy Co., Inc.                              25,000      1,480,500
=====================================================================

COMPUTER HARDWARE-0.82%

PalmOne, Inc.(a)(b)                             55,000      1,593,350
=====================================================================

COMPUTER STORAGE & PERIPHERALS-1.16%

Emulex Corp.(a)                                 92,000        966,920
---------------------------------------------------------------------
QLogic Corp.(a)                                 40,000      1,300,000
=====================================================================
                                                            2,266,920
=====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.65%

Cummins Inc.(b)                                 18,000      1,261,440
=====================================================================

CONSUMER FINANCE-0.82%

First Marblehead Corp. (The)(a)                 30,000      1,608,000
=====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.52%

Affiliated Computer Services, Inc.-Class A(a)   20,000      1,091,000
---------------------------------------------------------------------
Alliance Data Systems Corp.(a)                  50,000      2,114,000
---------------------------------------------------------------------
DST Systems, Inc.(a)                            30,000      1,345,500
---------------------------------------------------------------------
Fiserv, Inc.(a)                                 65,000      2,310,100
=====================================================================
                                                            6,860,600
=====================================================================

DEPARTMENT STORES-1.70%

Kohl's Corp.(a)                                 39,900      2,025,324
---------------------------------------------------------------------
Nordstrom, Inc.                                 30,000      1,295,400
=====================================================================
                                                            3,320,724
=====================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.35%

Apollo Group, Inc.-Class A(a)                   18,000      1,188,000
---------------------------------------------------------------------
Career Education Corp.(a)                       35,000      1,097,950
---------------------------------------------------------------------
Cintas Corp.                                    30,000      1,294,200
---------------------------------------------------------------------


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Corporate Executive Board Co. (The)             32,000    $ 2,036,800
---------------------------------------------------------------------
Corrections Corp. of America(a)                 48,800      1,695,800
---------------------------------------------------------------------
ITT Educational Services, Inc.(a)               31,000      1,178,310
=====================================================================
                                                            8,491,060
=====================================================================

DRUG RETAIL-0.60%

Shoppers Drug Mart Corp. (Canada)(a)            38,300      1,165,133
=====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.25%

Agilent Technologies, Inc.(a)                   97,000      2,430,820
=====================================================================

ELECTRONIC MANUFACTURING SERVICES-0.54%

Benchmark Electronics, Inc.(a)                  31,000      1,053,070
=====================================================================

EMPLOYMENT SERVICES-1.69%

Manpower Inc.                                   42,000      1,900,500
---------------------------------------------------------------------
Monster Worldwide Inc.(a)                       50,000      1,402,500
=====================================================================
                                                            3,303,000
=====================================================================

ENVIRONMENTAL SERVICES-0.65%

Stericycle, Inc.(a)                             28,000      1,269,240
=====================================================================

GENERAL MERCHANDISE STORES-1.79%

Dollar Tree Stores, Inc.(a)                     70,000      2,023,000
---------------------------------------------------------------------
Family Dollar Stores, Inc.                      50,000      1,477,500
=====================================================================
                                                            3,500,500
=====================================================================

HEALTH CARE DISTRIBUTORS-0.80%

Schein (Henry), Inc.(a)                         24,800      1,568,104
=====================================================================

HEALTH CARE EQUIPMENT-4.81%

Biomet, Inc.                                    22,000      1,026,960
---------------------------------------------------------------------
Fisher Scientific International Inc.(a)         25,000      1,434,000
---------------------------------------------------------------------
INAMED Corp.(a)                                 26,000      1,381,900
---------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                       27,000      1,345,410
---------------------------------------------------------------------
PerkinElmer, Inc.                               80,000      1,643,200
---------------------------------------------------------------------
Waters Corp.(a)                                 24,000        990,960
---------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                        20,000      1,551,800
=====================================================================
                                                            9,374,230
=====================================================================

HEALTH CARE FACILITIES-1.24%

Community Health Systems Inc.(a)                90,000      2,413,800
=====================================================================

HEALTH CARE SERVICES-2.08%

Caremark Rx, Inc.(a)                            65,000      1,948,050
---------------------------------------------------------------------
Express Scripts, Inc.(a)                        33,000      2,112,000
=====================================================================
                                                            4,060,050
=====================================================================

HEALTH CARE SUPPLIES-0.50%

Cooper Cos., Inc. (The)                         14,000        984,900
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


HOME FURNISHINGS-0.52%

Mohawk Industries, Inc.(a)                      12,000    $ 1,020,960
=====================================================================

HOMEBUILDING-0.93%

Pulte Homes, Inc.                               33,000      1,811,040
=====================================================================

HOTELS, RESORTS & CRUISE LINES-1.33%

Kerzner International Ltd. (Bahamas)(a)         19,000        963,680
---------------------------------------------------------------------
Marriott International, Inc.-Class A            30,000      1,634,700
=====================================================================
                                                            2,598,380
=====================================================================

HOUSEWARES & SPECIALTIES-0.96%

Jarden Corp.(a)                                 53,500      1,878,920
=====================================================================

INDUSTRIAL MACHINERY-0.75%

Eaton Corp.                                     23,000      1,470,850
=====================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)            58,700      2,110,265
=====================================================================

INTEGRATED OIL & GAS-0.86%

Murphy Oil Corp.                                21,000      1,680,420
=====================================================================

INTERNET SOFTWARE & SERVICES-1.28%

Ask Jeeves, Inc.(a)                             45,000      1,160,100
---------------------------------------------------------------------
SINA Corp. (Cayman Islands)(a)                  40,000      1,340,000
=====================================================================
                                                            2,500,100
=====================================================================

IT CONSULTING & OTHER SERVICES-1.13%

Cognizant Technology Solutions Corp.-Class
  A(a)                                          65,000      2,210,000
=====================================================================

LEISURE PRODUCTS-1.51%

Brunswick Corp.                                 35,000      1,642,200
---------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                     85,000      1,309,000
=====================================================================
                                                            2,951,200
=====================================================================

MANAGED HEALTH CARE-2.29%

Aetna Inc.                                      19,000      1,805,000
---------------------------------------------------------------------
Anthem, Inc.(a)                                 33,000      2,653,200
=====================================================================
                                                            4,458,200
=====================================================================

MULTI-LINE INSURANCE-0.66%

Quanta Capital Holdings Ltd. (Bermuda)(a)      144,200      1,297,800
=====================================================================

OIL & GAS DRILLING-1.73%

Noble Corp. (Cayman Islands)(a)                 25,000      1,142,000
---------------------------------------------------------------------
Patterson-UTI Energy, Inc.                      63,000      1,211,490
---------------------------------------------------------------------
Pride International, Inc.(a)                    55,000      1,016,400
=====================================================================
                                                            3,369,890
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.50%

Varco International, Inc.(a)                    35,000        968,800
=====================================================================


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.73%

Ultra Petroleum Corp. (Canada)(a)               35,000    $ 1,701,000
---------------------------------------------------------------------
XTO Energy Inc.                                 50,000      1,669,000
=====================================================================
                                                            3,370,000
=====================================================================

PHARMACEUTICALS-4.14%

Barr Pharmaceuticals Inc.(a)                    35,000      1,317,750
---------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)                    36,000      1,285,200
---------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)         40,000      1,626,800
---------------------------------------------------------------------
MGI Pharma, Inc.(a)                             50,000      1,333,500
---------------------------------------------------------------------
Sepracor Inc.(a)                                24,000      1,102,320
---------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                      50,000      1,420,000
=====================================================================
                                                            8,085,570
=====================================================================

PUBLISHING-0.70%

Getty Images, Inc.(a)(b)                        23,000      1,359,990
=====================================================================

REAL ESTATE-0.92%

New Century Financial Corp.                     32,500      1,792,375
=====================================================================

REGIONAL BANKS-0.61%

Commerce Bancorp, Inc.                          20,000      1,184,800
=====================================================================

REINSURANCE-0.77%

Everest Re Group, Ltd. (Bermuda)                19,000      1,508,030
=====================================================================

RESTAURANTS-0.65%

Brinker International, Inc.(a)                  39,000      1,259,700
=====================================================================

SEMICONDUCTOR EQUIPMENT-0.99%

Novellus Systems, Inc.(a)                       74,800      1,938,068
=====================================================================

SEMICONDUCTORS-3.07%

ATI Technologies Inc. (Canada)(a)               70,000      1,263,500
---------------------------------------------------------------------
Broadcom Corp.-Class A(a)                       45,000      1,217,250
---------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)      75,000      2,142,750
---------------------------------------------------------------------
Microchip Technology Inc.                       45,000      1,361,250
=====================================================================
                                                            5,984,750
=====================================================================

SPECIALTY CHEMICALS-0.57%

Ecolab Inc.                                     33,000      1,117,050
=====================================================================

SPECIALTY STORES-3.64%

Advance Auto Parts, Inc.(a)                     45,000      1,760,400
---------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                       50,000      2,039,500
---------------------------------------------------------------------
Staples, Inc.                                   60,000      1,784,400
---------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        40,000      1,526,800
=====================================================================
                                                            7,111,100
=====================================================================

SYSTEMS SOFTWARE-3.10%

Computer Associates International, Inc.         50,000      1,385,500
---------------------------------------------------------------------

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

SYSTEMS SOFTWARE-(CONTINUED)

Novell, Inc.(a)                                175,000    $ 1,258,250
---------------------------------------------------------------------
Red Hat, Inc.(a)(b)                             80,000      1,027,200
---------------------------------------------------------------------
Symantec Corp.(a)                               16,600        945,204
---------------------------------------------------------------------
VERITAS Software Corp.(a)                       65,000      1,422,200
=====================================================================
                                                            6,038,354
=====================================================================

TECHNOLOGY DISTRIBUTORS-1.02%

CDW Corp.                                       32,000      1,984,960
=====================================================================

THRIFTS & MORTGAGE FINANCE-1.53%

Doral Financial Corp. (Puerto Rico)             40,000      1,679,200
---------------------------------------------------------------------
W Holding Co., Inc. (Puerto Rico)               65,000      1,299,350
=====================================================================
                                                            2,978,550
=====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.38%

Fastenal Co.                                    21,000      1,159,830
---------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A         45,000      1,536,300
=====================================================================
                                                            2,696,130
=====================================================================

TRUCKING-1.11%

Sirva Inc.(a)                                   90,000      2,160,000
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.38%

AO VimpelCom-ADR (Russia)(a)                    11,000      1,254,000
---------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)               100,000      1,684,000
---------------------------------------------------------------------
NII Holdings Inc.(a)(b)                         38,000      1,682,260
---------------------------------------------------------------------
SpectraSite, Inc.(a)                            38,500      1,975,050
=====================================================================
                                                            6,595,310
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $164,645,208)                       191,368,038
=====================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE
OPTIONS PURCHASED-0.01%

PUTS-0.01%

XTO Energy Inc. (Oil & Gas Exploration &
  Production) (Cost $70,660)                      500        $30        Nov-04            8,750
===============================================================================================

                                                SHARES
MONEY MARKET FUNDS-1.86%

Liquid Assets Portfolio-Institutional
  Class(c)                                     1,818,420      1,818,420
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    1,818,420      1,818,420
=======================================================================
    Total Money Market Funds (Cost
      $3,636,840)                                             3,636,840
=======================================================================
TOTAL INVESTMENTS-99.97% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $168,352,708)               195,013,628
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.48%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  6,790,375   $  6,790,375
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,790,375)                                       6,790,375
=======================================================================
TOTAL INVESTMENTS-103.45% (Cost $175,143,083)               201,804,003
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.45%)                        (6,732,117)
=======================================================================
NET ASSETS-100.00%                                         $195,071,886
_______________________________________________________________________
=======================================================================

Investment Abbreviations

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $164,715,868)*                               $ 191,376,788
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $10,427,215)                              10,427,215
============================================================
    Total investments (cost $175,143,083)        201,804,003
============================================================
Receivables for:
  Investments sold                                 5,998,273
------------------------------------------------------------
  Fund shares sold                                   140,843
------------------------------------------------------------
  Dividends                                           23,987
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                27,100
------------------------------------------------------------
Other assets                                          33,155
============================================================
    Total assets                                 208,027,361
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,257,491
------------------------------------------------------------
  Fund shares reacquired                             663,500
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  32,411
------------------------------------------------------------
  Collateral upon return of securities loaned      6,790,375
------------------------------------------------------------
Accrued distribution fees                            104,705
------------------------------------------------------------
Accrued trustees' fees                                   941
------------------------------------------------------------
Accrued transfer agent fees                           26,248
------------------------------------------------------------
Accrued operating expenses                            79,804
============================================================
    Total liabilities                             12,955,475
============================================================
Net assets applicable to shares outstanding    $ 195,071,886
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 307,591,806
------------------------------------------------------------
Undistributed net investment income (loss)           (29,371)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (139,144,919)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               26,654,370
============================================================
                                               $ 195,071,886
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  99,261,624
____________________________________________________________
============================================================
Class B                                        $  70,420,726
____________________________________________________________
============================================================
Class C                                        $  24,503,049
____________________________________________________________
============================================================
Class R                                        $     876,607
____________________________________________________________
============================================================
Institutional Class                            $       9,880
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           10,934,912
____________________________________________________________
============================================================
Class B                                            8,033,455
____________________________________________________________
============================================================
Class C                                            2,794,530
============================================================
Class R                                               97,064
____________________________________________________________
============================================================
Institutional Class                                    1,085
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        9.08
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.08 divided by
      94.50%)                                  $        9.61
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        8.77
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        8.77
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        9.03
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        9.11
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $6,544,219 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,918)          $   683,992
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $63,247)*                            153,142
=========================================================================
    Total investment income                                       837,134
=========================================================================

EXPENSES:

Advisory fees                                                   1,780,749
-------------------------------------------------------------------------
Administrative services fees                                       86,224
-------------------------------------------------------------------------
Custodian fees                                                     61,905
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         394,349
-------------------------------------------------------------------------
  Class B                                                         802,204
-------------------------------------------------------------------------
  Class C                                                         291,132
-------------------------------------------------------------------------
  Class R                                                           2,920
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        912,181
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              9
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,001
-------------------------------------------------------------------------
Other                                                             281,545
=========================================================================
    Total expenses                                              4,629,219
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (42,438)
=========================================================================
    Net expenses                                                4,586,781
=========================================================================
Net investment income (loss)                                   (3,749,647)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities                    9,151,671
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,975,847)
-------------------------------------------------------------------------
  Foreign currencies                                               (6,549)
=========================================================================
                                                               (2,982,396)
=========================================================================
Net gain from investment securities                             6,169,275
=========================================================================
Net increase in net assets resulting from operations          $ 2,419,628
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,749,647)   $ (2,955,493)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   9,151,671      14,307,340
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (2,982,396)     42,907,455
==========================================================================================
    Net increase in net assets resulting from operations         2,419,628      54,259,302
==========================================================================================
Share transactions-net:
  Class A                                                      (10,422,993)     18,339,848
------------------------------------------------------------------------------------------
  Class B                                                      (11,811,705)      1,788,121
------------------------------------------------------------------------------------------
  Class C                                                       (4,684,464)      5,771,210
------------------------------------------------------------------------------------------
  Class R                                                          676,095         197,900
------------------------------------------------------------------------------------------
  Institutional Class                                               10,000              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (26,233,067)     26,097,079
==========================================================================================
    Net increase (decrease) in net assets                      (23,813,439)     80,356,381
==========================================================================================

NET ASSETS:

  Beginning of year                                            218,885,325     138,528,944
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(29,371) and $(24,611), respectively)          $195,071,886    $218,885,325
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,147.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $36,467 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $86,224 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $912,181 for Class A, Class B, Class C and Class R shares and $9 for Institutional Class shares and reimbursed fees for the Institutional Class shares of $4. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $394,349 $802,204, $291,132 and $2,920, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $77,275 in front-end sales commissions from the sale of Class A shares and $120, $12,045, $4,411 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 6,039,656     $ 60,161,675    $(64,382,911)         $ --          $1,818,420     $45,344        $ --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            6,039,656       60,161,675     (64,382,911)           --           1,818,420      44,551          --
===========================================================================================================================
  Subtotal       $12,079,312     $120,323,350    $(128,765,822)        $ --          $3,636,840     $89,895        $ --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 1,593,500     $ 86,506,068    $ (88,099,568)        $ --         $        --     $58,446        $ --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       19,094,475      (12,304,100)          --           6,790,375       4,801          --
===========================================================================================================================
  Subtotal       $ 1,593,500     $105,600,543    $(100,403,668)        $ --         $ 6,790,375     $63,247        $ --
===========================================================================================================================
  Total          $13,672,812     $225,923,893    $(229,169,490)        $ --         $10,427,215     $153,142       $ --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $2,622,166 and $702,736, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $3,820 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3,820.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,035 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $6,544,219 were on loan to brokers. The loans were secured by cash collateral of $6,790,375 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $63,247 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $  25,453,299
---------------------------------------------------------------------------
Temporary book/tax differences                                      (29,371)
---------------------------------------------------------------------------
Capital loss carryforward                                      (137,943,848)
---------------------------------------------------------------------------
Shares of beneficial interest                                   307,591,806
===========================================================================
Total net assets                                              $ 195,071,886
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(6,550).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $8,876,974 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                $    407,338
-----------------------------------------------------------------------------
October 31, 2009                                                  86,724,292
-----------------------------------------------------------------------------
October 31, 2010                                                  50,812,218
=============================================================================
Total capital loss carryforward                                 $137,943,848
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $358,096,030 and $382,393,967, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $29,338,178
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,878,329)
===============================================================================
Net unrealized appreciation of investment securities               $25,459,849
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $176,344,154.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $3,744,887 and shares of beneficial interest decreased by $3,744,887. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,366,280    $ 31,467,821     7,664,279    $ 58,252,871
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,689,471      15,326,444     3,281,689      24,068,217
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,055,967       9,613,286     1,644,878      12,124,964
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         79,652         742,690        25,518         209,495
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           1,085          10,000            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        287,382       2,711,609       189,563       1,431,485
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (296,604)     (2,711,609)     (194,530)     (1,431,485)
======================================================================================================================
Reacquired:
  Class A                                                     (4,869,016)    (44,602,423)   (5,404,259)    (41,344,508)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,730,826)    (24,426,540)   (2,879,424)    (20,848,611)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,595,627)    (14,297,750)     (872,689)     (6,353,754)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         (7,765)        (66,595)       (1,487)        (11,595)
======================================================================================================================
                                                              (3,020,001)   $(26,233,067)    3,453,538    $ 26,097,079
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b)  Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                      ----------------------------------------------------         OCTOBER 31,
                                                       2004             2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  8.92         $   6.54       $  8.58       $ 14.38           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.13)(a)        (0.11)(a)     (0.13)(a)     (0.11)(a)          (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.29             2.49         (1.91)        (5.69)              4.50
=================================================================================================================================
    Total from investment operations                     0.16             2.38         (2.04)        (5.80)              4.38
=================================================================================================================================
Net asset value, end of period                        $  9.08         $   8.92       $  6.54       $  8.58           $  14.38
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          1.79%           36.39%       (23.78)%      (40.33)%            43.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $99,262         $108,436       $63,463       $94,457           $114,913
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.74%(c)(d)      1.90%         1.83%         1.65%              1.63%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (1.36)%(c)       (1.42)%       (1.49)%       (1.06)%            (0.76)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                167%             211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $112,671,098.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.76%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                       ---------------------------------------------------         OCTOBER 31,
                                                        2004            2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.68         $  6.40       $  8.45       $ 14.25           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.18)(a)       (0.15)(a)     (0.18)(a)     (0.18)(a)          (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.27            2.43         (1.87)        (5.62)              4.47
=================================================================================================================================
    Total from investment operations                      0.09            2.28         (2.05)        (5.80)              4.25
=================================================================================================================================
Net asset value, end of period                         $  8.77         $  8.68       $  6.40       $  8.45           $  14.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           1.04%          35.63%       (24.26)%      (40.70)%            42.50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $70,421         $81,298       $58,654       $81,905           $103,893
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.39%(c)(d)     2.55%         2.48%         2.32%              2.32%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (2.01)%(c)      (2.07)%       (2.14)%       (1.73)%            (1.45)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 167%            211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $80,220,450.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.41%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                       ---------------------------------------------------         OCTOBER 31,
                                                        2004            2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.68         $  6.40       $  8.45       $ 14.26           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.18)(a)       (0.15)(a)     (0.18)(a)     (0.18)(a)         (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.27            2.43         (1.87)        (5.63)             4.48
=================================================================================================================================
    Total from investment operations                      0.09            2.28         (2.05)        (5.81)             4.26
=================================================================================================================================
Net asset value, end of period                         $  8.77         $  8.68       $  6.40       $  8.45           $ 14.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           1.04%          35.63%       (24.26)%      (40.74)%           42.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $24,503         $28,928       $16,404       $23,971           $29,969
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.39%(c)(d)     2.55%         2.48%         2.32%             2.32%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (2.01)%(c)      (2.07)%       (2.14)%       (1.73)%           (1.45)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 167%            211%          185%          173%              183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $29,113,161.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.41%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                               CLASS R
                                                              -----------------------------------------
                                                                                          JUNE 3, 2002
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2004           2003            2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.89          $ 6.54          $  8.73
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.14)(a)       (0.13)(a)        (0.05)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.28            2.48            (2.14)
=======================================================================================================
    Total from investment operations                           0.14            2.35            (2.19)
=======================================================================================================
Net asset value, end of period                                $9.03          $ 8.89          $  6.54
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                1.57%          35.93%          (25.09)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 877          $  224          $     7
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                        1.89%(c)(d)     2.05%            1.98%(e)
=======================================================================================================
Ratio of net investment income (loss) to average net assets   (1.51)%(c)      (1.57)%          (1.64)%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                      167%            211%             185%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $584,032.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.91%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 9.22
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.04)(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.07)
===================================================================================
    Total from investment operations                                   (0.11)
===================================================================================
Net asset value, end of period                                        $ 9.11
___________________________________________________________________________________
===================================================================================
Total return(b)                                                        (1.19)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   10
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 1.20%(c)(d)
===================================================================================
Ratio of net investment income (loss) to average net assets            (0.82)%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(e)                                               167%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,671.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.28% (annualized).
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Select Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Select Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Select Basic Value Fund as of October 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

AIM SELECT BASIC VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004


                                                                                             MARKET
                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS--98.73%

ADVERTISING--5.49%

Interpublic Group of Cos., Inc. (The)(a)                                         2,500      $30,650
---------------------------------------------------------------------------------------------------
Omnicom Group Inc.                                                                 500       39,450
===================================================================================================
                                                                                             70,100
===================================================================================================

AEROSPACE & DEFENSE--1.85%

Honeywell International Inc.                                                       700       23,576
===================================================================================================

APPAREL RETAIL--2.50%

Gap, Inc. (The)                                                                  1,600       31,968
===================================================================================================

BUILDING PRODUCTS--2.15%

American Standard Cos. Inc.(a)                                                     750       27,427
===================================================================================================

DATA PROCESSING & OUTSOURCED SERVICES--5.72%

Ceridian Corp.(a)                                                                1,600       27,600
---------------------------------------------------------------------------------------------------
First Data Corp.                                                                 1,100       45,408
===================================================================================================
                                                                                             73,008
===================================================================================================

DIVERSIFIED COMMERCIAL SERVICES--7.65%

Cendant Corp.                                                                    2,000       41,180
---------------------------------------------------------------------------------------------------
H&R Block, Inc.                                                                    350       16,643
---------------------------------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                                                  1,900       39,900
===================================================================================================
                                                                                             97,723
===================================================================================================

ENVIRONMENTAL SERVICES--3.12%

Waste Management, Inc.                                                           1,400       39,872
===================================================================================================

FOOD RETAIL--3.10%

Kroger Co. (The)(a)                                                              1,650       24,932
---------------------------------------------------------------------------------------------------
Safeway Inc.(a)                                                                    800       14,592
===================================================================================================
                                                                                             39,524
===================================================================================================

                                                                                             MARKET
                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--2.35%

Target Corp.                                                                       600      $30,012
===================================================================================================

HEALTH CARE DISTRIBUTORS--4.99%

Cardinal Health, Inc.                                                              850       39,738
---------------------------------------------------------------------------------------------------
McKesson Corp.                                                                     900       23,994
===================================================================================================
                                                                                             63,732
===================================================================================================

HEALTH CARE EQUIPMENT--2.59%

Waters Corp.(a)                                                                    800       33,032
===================================================================================================

HEALTH CARE FACILITIES--1.15%

HCA, Inc.                                                                          400       14,692
===================================================================================================

HEALTH CARE SERVICES--1.08%

IMS Health Inc.                                                                    650       13,767
===================================================================================================

HOTELS, RESORTS & CRUISE LINES--2.99%

Starwood Hotels & Resorts Worldwide, Inc.                                          800       38,184
===================================================================================================

INDUSTRIAL CONGLOMERATES--4.64%

Tyco International Ltd. (Bermuda)                                                1,900       59,185
===================================================================================================

INVESTMENT BANKING & BROKERAGE--3.38%

Merrill Lynch & Co., Inc.                                                          800       43,152
===================================================================================================

LEISURE PRODUCTS--3.31%

Brunswick Corp.                                                                    900       42,228
===================================================================================================

MANAGED HEALTH CARE--3.15%

Anthem, Inc.(a)                                                                    500       40,200
===================================================================================================

OIL & GAS DRILLING--4.86%

Pride International, Inc.(a)                                                     1,450       26,796
---------------------------------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                                              1,000       35,250
===================================================================================================
                                                                                             62,046
===================================================================================================

OIL & GAS EQUIPMENT & SERVICES--1.84%

Weatherford International Ltd. (Bermuda)(a)                                        450       23,517
===================================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--7.38%

Citigroup Inc.                                                                   1,100       48,807
---------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                             1,175       45,355
===================================================================================================
                                                                                             94,162
===================================================================================================

                                                                                             MARKET
                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS--8.37%

Pfizer Inc.                                                                      1,100   $   31,845
---------------------------------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                                                         687       50,402
---------------------------------------------------------------------------------------------------
Wyeth                                                                              620       24,583
===================================================================================================
                                                                                            106,830
===================================================================================================

PROPERTY & CASUALTY INSURANCE--2.53%

ACE Ltd. (Cayman Islands)                                                          850       32,351
===================================================================================================

SEMICONDUCTOR EQUIPMENT--1.62%

Novellus Systems, Inc.(a)                                                          800       20,728
===================================================================================================

SYSTEMS SOFTWARE--4.78%

Computer Associates International, Inc.                                          2,200       60,962
===================================================================================================

THRIFTS & MORTGAGE FINANCE--6.14%

Fannie Mae                                                                         775       54,366
---------------------------------------------------------------------------------------------------
Radian Group Inc.                                                                  500       23,965
===================================================================================================
                                                                                             78,331
===================================================================================================

Total Common Stocks (Cost $1,028,314)                                                     1,260,309
===================================================================================================

TOTAL INVESTMENTS--98.73%(Cost $1,028,314)                                                1,260,309
===================================================================================================
OTHER ASSETS LESS LIABILITIES--1.27%                                                         16,213
===================================================================================================
NET ASSETS--100.00%                                                                      $1,276,522
___________________________________________________________________________________________________
===================================================================================================


Notes to Schedule of Investments:




(a)  Non-income producing security.

(b) In accordance with procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004 represented 4.00% of the Fund's Total Investments. See Note 1A.


See accompanying notes which are an integral part of the financial statements.

AIM SELECT BASIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004



ASSETS:

Investments, at market value (cost $1,028,314)                                                $1,260,309
--------------------------------------------------------------------------------------------------------
Cash                                                                                              18,783
--------------------------------------------------------------------------------------------------------
Receivables for:
   Dividends                                                                                       1,331
--------------------------------------------------------------------------------------------------------
   Amount due from advisor                                                                        16,241
--------------------------------------------------------------------------------------------------------
Other assets                                                                                         236
========================================================================================================
      Total assets                                                                             1,296,900
________________________________________________________________________________________________________
========================================================================================================
LIABILITIES:

Payables for investments purchased                                                                 4,678
--------------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                             2,467
--------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                            7
--------------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                        13,226
========================================================================================================
      Total liabilities                                                                           20,378
========================================================================================================
Net assets applicable to shares outstanding                                                   $1,276,522
========================================================================================================
NET ASSETS CONSIST OF:

   Shares of beneficial interest                                                                $982,776
--------------------------------------------------------------------------------------------------------
   Undistributed net realized gain from investment securities and foreign currencies              61,745
--------------------------------------------------------------------------------------------------------
   Unrealized appreciation of investment securities and foreign currencies                       232,001
========================================================================================================
                                                                                              $1,276,522
________________________________________________________________________________________________________
========================================================================================================
NET ASSETS:

Class A                                                                                         $510,606
________________________________________________________________________________________________________
========================================================================================================
Class B                                                                                         $382,958
________________________________________________________________________________________________________
========================================================================================================
Class C                                                                                         $382,958
________________________________________________________________________________________________________
========================================================================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                                                                           40,477
________________________________________________________________________________________________________
========================================================================================================
Class B                                                                                           30,357
________________________________________________________________________________________________________
========================================================================================================
Class C                                                                                           30,357
________________________________________________________________________________________________________
========================================================================================================
Class A :
   Net asset value per share                                                                      $12.61
--------------------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $12.61 (divided by) 94.50%)                                             $13.34
________________________________________________________________________________________________________
========================================================================================================
Class B :
   Net asset value and offering price per share                                                   $12.62
________________________________________________________________________________________________________
========================================================================================================
Class C :
   Net asset value and offering price per share                                                   $12.62
________________________________________________________________________________________________________
========================================================================================================



See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
OCTOBER 31, 2004



INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $156)                                          $    13,424
=======================================================================================================
EXPENSES:
Advisory fees                                                                                     9,586
-------------------------------------------------------------------------------------------------------
Administrative services fees                                                                     50,000
-------------------------------------------------------------------------------------------------------
Custodian fees                                                                                    1,835
-------------------------------------------------------------------------------------------------------
Distribution fees:
-------------------------------------------------------------------------------------------------------
 Class A                                                                                          1,790
-------------------------------------------------------------------------------------------------------
 Class B                                                                                          3,834
-------------------------------------------------------------------------------------------------------
 Class C                                                                                          3,834
-------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                 211
-------------------------------------------------------------------------------------------------------
Trustees' fees                                                                                   10,687
-------------------------------------------------------------------------------------------------------
Professional fees                                                                                25,771
-------------------------------------------------------------------------------------------------------
Market timing and litigation fees                                                                17,399
-------------------------------------------------------------------------------------------------------
Other                                                                                             7,345
=======================================================================================================
      Total expenses                                                                            132,292
=======================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangements                         (109,930)
=======================================================================================================
      Net expenses                                                                               22,362
=======================================================================================================
Net investment income (loss)                                                                     (8,938)
=======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Investment securities                                                                         89,848
-------------------------------------------------------------------------------------------------------
   Foreign currencies                                                                                (2)
=======================================================================================================
                                                                                                 89,846
=======================================================================================================
Change in net unrealized appreciation of:
   Investment securities                                                                         16,783
-------------------------------------------------------------------------------------------------------
   Foreign currencies                                                                                 6
=======================================================================================================
                                                                                                 16,789
=======================================================================================================
Net gain from investment securities and foreign currencies                                      106,635
=======================================================================================================
Net increase in net assets resulting from operations                                        $    97,697
_______________________________________________________________________________________________________
=======================================================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003



                                                                                                   2004              2003
                                                                                                ----------        ----------
OPERATIONS:
   Net investment income (loss)                                                                 $   (8,938)       $   (7,616)
-----------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities and foreign currencies                       89,846            (7,698)
-----------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation of investment securities and foreign currencies            16,789           281,016
=============================================================================================================================
      Net increase in net assets resulting from operations                                          97,697           265,702
=============================================================================================================================
Distributions to shareholders from net investment income:
   Class A                                                                                              --            (4,400)
-----------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                              --            (3,300)
-----------------------------------------------------------------------------------------------------------------------------
   Class C                                                                                              --            (3,300)
=============================================================================================================================
   Decrease in net assets resulting from distributions                                                  --           (11,000)
=============================================================================================================================
Share transactions-net:
   Class A                                                                                              --             4,400
-----------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                              --             3,300
-----------------------------------------------------------------------------------------------------------------------------
   Class C                                                                                              --             3,300
=============================================================================================================================
      Net increase in net assets resulting from share transactions                                      --            11,000
=============================================================================================================================
      Net increase in net assets                                                                    97,697           265,702
=============================================================================================================================
NET ASSETS:
   Beginning of year                                                                             1,178,825           913,123
=============================================================================================================================
   End of year (including undistributed net investment income
   (loss) of $0 and $(3,792), respectively)                                                     $1,276,522        $1,178,825
_____________________________________________________________________________________________________________________________
=============================================================================================================================



See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Basic Value Fund, formerly Basic Value II Fund, (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

         The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

         Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

      A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

      Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

      Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

      Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

      Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

      Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

      The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $9,586 and reimbursed expenses of $72,639.

   For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $18,019 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

         The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $211. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

         The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. AIM Distributors waived all plan fees of $1,790, $3,834, and $3,834 for the Class A, Class B and Class C shares, respectively.

         Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $16 and credits in custodian fees of $212 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $228.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

         Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

         Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

         During the year ended October 31, 2004, the Fund paid legal fees of $4,268 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

         The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

         During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

         Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                   2004          2003
------------------------------------------------------------------------
Distributions paid from ordinary income         $     --      $   11,000
========================================================================

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets a tax basis were as follows:

                                                      2004
-------------------------------------------------------------
Undistributed long-term gain                      $    61,745
-------------------------------------------------------------
Unrealized appreciation - investments                 232,001
-------------------------------------------------------------
Shares of beneficial interest                         982,776
=============================================================
Total net assets                                  $ 1,276,522
_____________________________________________________________
=============================================================

         The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $6.

         Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

         The Fund utilized $28,102 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

         The Fund had no capital loss carryforward as of October 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $235,807 and $260,695, respectively.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------

Aggregate unrealized appreciation of investment securities            $ 277,994
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (45,999)
===============================================================================
Net unrealized appreciation of investment securities                  $ 231,995
_______________________________________________________________________________
===============================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of nondeductible excise tax paid and net operating losses, on October 31, 2004, undistributed net investment income was increased by $12,730, undistributed net realized gain
(loss) was increased by $1 and shares of beneficial interest decreased by $12,731. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------------------
                                                        2004                                   2003
                                           ---------------------------------   ----------------------------------
                                               SHARES             AMOUNT             SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                            --          $      --                476          $    4,400
-----------------------------------------------------------------------------------------------------------------
  Class B                                            --                 --                356               3,300
-----------------------------------------------------------------------------------------------------------------
  Class C                                            --                 --                356               3,300
=================================================================================================================
                                                     --          $      --              1,188          $   11,000
_________________________________________________________________________________________________________________
=================================================================================================================
(a) Currently, the Fund is not open to investors.  All shares are owned by AIM.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                                                         AUGUST 30, 2002
                                                                                                        (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                          --------------------------        OCTOBER 31
                                                                            2004               2003            2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 11.65            $  9.13         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.09)             (0.07)          (0.01)
------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          1.05               2.70           (0.86)
========================================================================================================================
     Total from investment operations                                        0.96               2.63           (0.87)
========================================================================================================================
Less dividends from net investment income                                      --              (0.11)             --
========================================================================================================================
Net asset value, end of period                                            $ 12.61            $ 11.65         $  9.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                              8.24%             29.12%          (8.70)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                  $   511            $   472         $   365
========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                           1.77%(b)           1.83%           1.75%(c)
------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                        9.96%(b)          10.27%          23.74%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets                 (0.70)%(b)         (0.75)%         (0.49)%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                                                     19%                20%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $511,233.

(c) Annualized.

(d) Not annualized for periods less than one year.


                                                                                            CLASS B
                                                                          ----------------------------------------------
                                                                                                         AUGUST 30, 2002
                                                                                                        (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                          --------------------------        OCTOBER 31
                                                                            2004               2003            2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 11.65            $  9.13         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.09)             (0.07)          (0.01)
------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          1.06               2.70           (0.86)
========================================================================================================================
     Total from investment operations                                        0.97               2.63           (0.87)
========================================================================================================================
Less dividends from net investment income                                      --              (0.11)             --
========================================================================================================================
Net asset value, end of period                                            $ 12.62            $ 11.65         $  9.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                              8.33%             29.12%          (8.70)%
Ratios/supplemental data:
________________________________________________________________________________________________________________________
========================================================================================================================
Net assets, end of period (000s omitted)                                  $   383            $   354         $   274
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                           1.77%(b)           1.83%           1.75%(c)
------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                       10.61%(b)          10.92%          24.39%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets                 (0.70)%(b)         (0.75)%         (0.49)%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                                                     19%                20%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $383,430.

(c) Annualized.

(d) Not annualized for periods less than one year.

\


                                                                                          CLASS C
                                                                          ----------------------------------------------
                                                                                                         AUGUST 30, 2002
                                                                                                        (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                          --------------------------        OCTOBER 31
                                                                            2004               2003            2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 11.65            $  9.13         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.09)             (0.07)          (0.01)
------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          1.06               2.70           (0.86)
========================================================================================================================
     Total from investment operations                                        0.97               2.63           (0.87)
========================================================================================================================
Less dividends from net investment income                                      --              (0.11)             --
========================================================================================================================
Net asset value, end of period                                            $ 12.62            $ 11.65         $  9.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                              8.33%             29.12%          (8.70)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                  $   383            $   354         $   274
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                           1.77%(b)           1.83%           1.75%(c)
------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                       10.61%(b)          10.92%          24.39%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets                 (0.70)%(b)         (0.75)%         (0.49)%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                                                     19%                20%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $383,430.

(c) Annualized.

(d) Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM

Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Weingarten Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.24%

AEROSPACE & DEFENSE-2.24%

Boeing Co. (The)                                  350,000   $   17,465,000
--------------------------------------------------------------------------
General Dynamics Corp.                            150,000       15,318,000
--------------------------------------------------------------------------
Honeywell International Inc.                      600,000       20,208,000
==========================================================================
                                                                52,991,000
==========================================================================

AIR FREIGHT & LOGISTICS-0.58%

FedEx Corp.                                       150,000       13,668,000
==========================================================================

APPAREL RETAIL-1.65%

Chico's FAS, Inc.(a)(b)                           400,000       16,012,000
--------------------------------------------------------------------------
Gap, Inc. (The)                                 1,150,000       22,977,000
==========================================================================
                                                                38,989,000
==========================================================================

APPLICATION SOFTWARE-1.76%

Amdocs Ltd. (United Kingdom)(a)                 1,200,000       30,180,000
--------------------------------------------------------------------------
Intuit Inc.(a)                                    250,000       11,340,000
==========================================================================
                                                                41,520,000
==========================================================================

BIOTECHNOLOGY-3.13%

Biogen Idec Inc.(a)                               400,000       23,264,000
--------------------------------------------------------------------------
Genentech, Inc.(a)                                600,000       27,318,000
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          675,000       23,375,250
==========================================================================
                                                                73,957,250
==========================================================================

BROADCASTING & CABLE TV-0.79%

Univision Communications Inc.-Class A(a)          600,000       18,576,000
==========================================================================

COMMUNICATIONS EQUIPMENT-6.69%

Avaya Inc.(a)                                     475,000        6,840,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          2,500,000       48,025,000
--------------------------------------------------------------------------
Motorola, Inc.                                  2,000,000       34,520,000
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                         1,500,000       23,130,000
--------------------------------------------------------------------------
QUALCOMM Inc.                                     400,000       16,724,000
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               325,000       28,665,000
==========================================================================
                                                               157,904,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.75%

Best Buy Co., Inc.                                300,000       17,766,000
==========================================================================

COMPUTER HARDWARE-4.47%

Apple Computer, Inc.(a)                           675,000       35,457,750
--------------------------------------------------------------------------
Dell Inc.(a)                                    1,500,000       52,590,000
--------------------------------------------------------------------------
PalmOne, Inc.(a)(c)                               600,000       17,382,000
==========================================================================
                                                               105,429,750
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMPUTER STORAGE & PERIPHERALS-1.06%

Lexmark International, Inc.-Class A(a)            300,000   $   24,933,000
==========================================================================

CONSUMER FINANCE-2.27%

American Express Co.                              550,000       29,188,500
--------------------------------------------------------------------------
MBNA Corp.                                        950,000       24,348,500
==========================================================================
                                                                53,537,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.66%

Alliance Data Systems Corp.(a)                     62,100        2,625,588
--------------------------------------------------------------------------
Automatic Data Processing, Inc.                   300,000       13,017,000
==========================================================================
                                                                15,642,588
==========================================================================

DEPARTMENT STORES-3.83%

J.C. Penney Co., Inc.                             650,000       22,483,500
--------------------------------------------------------------------------
Kohl's Corp.(a)                                 1,000,000       50,760,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                   400,000       17,272,000
==========================================================================
                                                                90,515,500
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.67%

Apollo Group, Inc.-Class A(a)                     175,000       11,550,000
--------------------------------------------------------------------------
Cendant Corp.                                   2,500,000       51,475,000
==========================================================================
                                                                63,025,000
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.41%

Rockwell Automation, Inc.                         800,000       33,352,000
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.70%

Agilent Technologies, Inc.(a)                   1,600,000       40,096,000
==========================================================================

FOOTWEAR-1.03%

NIKE, Inc.-Class B                                300,000       24,393,000
==========================================================================

GENERAL MERCHANDISE STORES-2.01%

Target Corp.                                      950,000       47,519,000
==========================================================================

HEALTH CARE EQUIPMENT-1.51%

Bard (C.R.), Inc.                                 300,000       17,040,000
--------------------------------------------------------------------------
Waters Corp.(a)                                   450,000       18,580,500
==========================================================================
                                                                35,620,500
==========================================================================

HEALTH CARE SERVICES-1.37%

Caremark Rx, Inc.(a)                              550,000       16,483,500
--------------------------------------------------------------------------
IMS Health Inc.                                   750,000       15,885,000
==========================================================================
                                                                32,368,500
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HEALTH CARE SUPPLIES-1.06%

Alcon, Inc. (Switzerland)                         350,000   $   24,920,000
==========================================================================

HOME IMPROVEMENT RETAIL-0.87%

Home Depot, Inc. (The)                            500,000       20,540,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.01%

Starwood Hotels & Resorts Worldwide, Inc.         500,000       23,865,000
==========================================================================

HOUSEHOLD PRODUCTS-1.73%

Procter & Gamble Co. (The)                        800,000       40,944,000
==========================================================================

HOUSEWARES & SPECIALTIES-1.08%

Fortune Brands, Inc.                              350,000       25,487,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.22%

Costco Wholesale Corp.                            600,000       28,764,000
==========================================================================

INDUSTRIAL CONGLOMERATES-4.45%

3M Co.                                            150,000       11,635,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               3,000,000       93,450,000
==========================================================================
                                                               105,085,500
==========================================================================

INDUSTRIAL MACHINERY-2.81%

Danaher Corp.                                     600,000       33,078,000
--------------------------------------------------------------------------
Eaton Corp.                                       200,000       12,790,000
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              300,000       20,532,000
==========================================================================
                                                                66,400,000
==========================================================================

INTEGRATED OIL & GAS-1.33%

BP PLC-ADR (United Kingdom)                       175,000       10,193,750
--------------------------------------------------------------------------
ChevronTexaco Corp.                               200,000       10,612,000
--------------------------------------------------------------------------
ConocoPhillips                                    125,000       10,538,750
==========================================================================
                                                                31,344,500
==========================================================================

INTERNET RETAIL-1.88%

Amazon.com, Inc.(a)                               300,000       10,239,000
--------------------------------------------------------------------------
eBay Inc.(a)                                      350,000       34,163,500
==========================================================================
                                                                44,402,500
==========================================================================

INTERNET SOFTWARE & SERVICES-3.49%

Google Inc.-Class A(a)(c)                         100,000       19,070,500
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                  1,750,000       63,332,500
==========================================================================
                                                                82,403,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.85%

Goldman Sachs Group, Inc. (The)                   400,000       39,352,000
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     300,000       24,645,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         500,000       26,970,000
==========================================================================
                                                                90,967,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


MANAGED HEALTH CARE-3.90%

Aetna Inc.                                        600,000   $   57,000,000
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           485,000       35,114,000
==========================================================================
                                                                92,114,000
==========================================================================

MOTORCYCLE MANUFACTURERS-0.73%

Harley-Davidson, Inc.                             300,000       17,271,000
==========================================================================

MOVIES & ENTERTAINMENT-0.86%

Walt Disney Co. (The)                             800,000       20,176,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.65%

Varco International, Inc.(a)                      550,000       15,224,000
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.67%

Citigroup Inc.                                    550,000       24,403,500
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            1,000,000       38,600,000
==========================================================================
                                                                63,003,500
==========================================================================

PERSONAL PRODUCTS-3.62%

Avon Products, Inc.                               450,000       17,797,500
--------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              900,000       38,655,000
--------------------------------------------------------------------------
Gillette Co. (The)                                700,000       29,036,000
==========================================================================
                                                                85,488,500
==========================================================================

PHARMACEUTICALS-6.35%

Johnson & Johnson                                 800,000       46,704,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 250,000       13,727,500
--------------------------------------------------------------------------
Pfizer Inc.                                     1,200,000       34,740,000
--------------------------------------------------------------------------
Sepracor Inc.(a)(c)                               500,000       22,965,000
--------------------------------------------------------------------------
Wyeth                                             800,000       31,720,000
==========================================================================
                                                               149,856,500
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

Allstate Corp. (The)                              300,000       14,427,000
==========================================================================

RESTAURANTS-2.34%

McDonald's Corp.                                1,000,000       29,150,000
--------------------------------------------------------------------------
Yum! Brands, Inc.                                 600,000       26,100,000
==========================================================================
                                                                55,250,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.65%

Novellus Systems, Inc.(a)                       1,500,000       38,865,000
==========================================================================

SEMICONDUCTORS-2.69%

Analog Devices, Inc.                              900,000       36,234,000
--------------------------------------------------------------------------
Microchip Technology Inc.                         900,000       27,225,000
==========================================================================
                                                                63,459,000
==========================================================================

SOFT DRINKS-0.84%

PepsiCo, Inc.                                     400,000       19,832,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SPECIALTY CHEMICALS-0.57%

Ecolab Inc.                                       400,000   $   13,540,000
==========================================================================

SYSTEMS SOFTWARE-3.81%

Microsoft Corp.                                   850,000       23,791,500
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,600,000       20,256,000
--------------------------------------------------------------------------
Symantec Corp.(a)                                 500,000       28,470,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         800,000       17,504,000
==========================================================================
                                                                90,021,500
==========================================================================

THRIFTS & MORTGAGE FINANCE-0.59%

Fannie Mae                                        200,000       14,030,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,847,833,159)                        2,319,483,588
==========================================================================

MONEY MARKET FUNDS-0.55%

Liquid Assets Portfolio-Institutional
  Class(d)                                      6,546,085        6,546,085
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

STIC Prime Portfolio-Institutional Class(d)     6,546,085   $    6,546,085
==========================================================================
    Total Money Market Funds (Cost
      $13,092,170)                                              13,092,170
==========================================================================
TOTAL INVESTMENTS-98.79% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,860,925,329)                                            2,332,575,758
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.74%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  40,952,850       40,952,850
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $40,952,850)                                        40,952,850
==========================================================================
TOTAL INVESTMENTS-100.53% (Cost
  $1,901,878,179)                                            2,373,528,608
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.53%)                          (12,485,091)
==========================================================================
NET ASSETS-100.00%                                          $2,361,043,517
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $1,847,833,159)*                           $ 2,319,483,588
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $54,045,020)                        54,045,020
============================================================
  Total investments (cost $1,901,878,179)      2,373,528,608
============================================================
Receivables for:
  Investments sold                                50,411,057
------------------------------------------------------------
  Fund shares sold                                   448,667
------------------------------------------------------------
  Dividends                                        1,592,101
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  269,768
------------------------------------------------------------
Other assets                                         104,007
============================================================
     Total assets                              2,426,354,208
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           15,055,134
------------------------------------------------------------
  Fund shares reacquired                           5,956,291
------------------------------------------------------------
  Options written, at market value
     (premiums received $421,040)                    397,500
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                534,825
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       40,952,850
------------------------------------------------------------
Accrued distribution fees                            865,367
------------------------------------------------------------
Accrued trustees' fees                                 3,163
------------------------------------------------------------
Accrued transfer agent fees                          963,599
------------------------------------------------------------
Accrued operating expenses                           581,962
============================================================
     Total liabilities                            65,310,691
============================================================
Net assets applicable to shares outstanding  $ 2,361,043,517
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 5,229,262,118
------------------------------------------------------------
Undistributed net investment income (loss)          (484,385)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (3,339,408,185)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      471,673,969
============================================================
                                             $ 2,361,043,517
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $ 1,844,930,443
____________________________________________________________
============================================================
Class B                                      $   434,572,230
____________________________________________________________
============================================================
Class C                                      $    78,330,084
____________________________________________________________
============================================================
Class R                                      $     1,448,080
____________________________________________________________
============================================================
Institutional Class                          $     1,762,680
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          153,486,063
____________________________________________________________
============================================================
Class B                                           39,386,838
____________________________________________________________
============================================================
Class C                                            7,092,782
____________________________________________________________
============================================================
Class R                                              121,135
____________________________________________________________
============================================================
Institutional Class                                  138,489
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         12.02
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.02 divided by
       94.50%)                               $         12.72
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $         11.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $         11.04
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $         11.95
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $         12.73
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $39,055,836 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $168,938)        $  18,735,081
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $91,112)*                              336,832
===========================================================================
    Total investment income                                      19,071,913
===========================================================================

EXPENSES:

Advisory fees                                                    17,028,857
---------------------------------------------------------------------------
Administrative services fees                                        533,540
---------------------------------------------------------------------------
Custodian fees                                                      272,422
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         6,122,534
---------------------------------------------------------------------------
  Class B                                                         5,114,549
---------------------------------------------------------------------------
  Class C                                                           873,155
---------------------------------------------------------------------------
  Class R                                                             5,355
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        9,316,175
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,931
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                               61,515
---------------------------------------------------------------------------
Other                                                             1,785,513
===========================================================================
    Total expenses                                               41,115,546
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (276,057)
===========================================================================
    Net expenses                                                 40,839,489
===========================================================================
Net investment income (loss)                                    (21,767,576)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         236,255,290
---------------------------------------------------------------------------
  Foreign currencies                                                     24
===========================================================================
                                                                236,255,314
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (114,844,681)
---------------------------------------------------------------------------
  Foreign currencies                                                     (7)
---------------------------------------------------------------------------
  Option contracts written                                           23,540
===========================================================================
                                                               (114,821,148)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              121,434,166
===========================================================================
Net increase in net assets resulting from operations          $  99,666,590
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (21,767,576)   $  (22,244,366)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and options contracts                     236,255,314      (152,819,227)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (114,821,148)      703,701,978
==============================================================================================
    Net increase in net assets resulting from operations          99,666,590       528,638,385
==============================================================================================
Share transactions-net:
  Class A                                                       (395,056,301)     (354,029,189)
----------------------------------------------------------------------------------------------
  Class B                                                       (138,803,397)      (78,758,321)
----------------------------------------------------------------------------------------------
  Class C                                                        (15,793,039)      (11,803,823)
----------------------------------------------------------------------------------------------
  Class R                                                          1,126,374           190,176
----------------------------------------------------------------------------------------------
  Institutional Class                                               (547,138)          (83,682)
==============================================================================================
  Net increase (decrease) in net assets resulting from share
    transactions                                                (549,073,501)     (444,484,839)
==============================================================================================
  Net increase (decrease) in net assets                         (449,406,911)       84,153,546
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,810,450,428     2,726,296,882
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(484,385) and $(462,775), respectively)        $2,361,043,517    $2,810,450,428
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $5,987. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $227,266 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $533,540 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $9,316,175 for Class A, Class B, Class C and Class R shares and $1,931 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $6,122,534, $5,114,549, $873,155 and $5,355, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $252,306 in front-end sales commissions from the sale of Class A shares and $1,900, $55,846, $6,948 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                   MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                 10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $36,428,079     $  401,226,654    $  (431,108,648)       $   --        $ 6,546,085     $124,213        $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             36,428,079        401,226,654       (431,108,648)           --          6,546,085      121,507            --
==================================================================================================================================
  Subtotal         $72,856,158     $  802,453,308    $  (862,217,296)       $   --        $13,092,170     $245,720        $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          UNREALIZED
                   MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                 10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $38,996,800     $  574,759,331    $  (613,756,131)       $   --        $        --     $ 79,923        $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                     --        125,196,850        (84,244,000)           --         40,952,850     $ 11,189            --
==================================================================================================================================
  Subtotal         $38,996,800     $  699,956,181    $  (698,000,131)       $   --        $40,952,850     $ 91,112        $   --
==================================================================================================================================
  Total            $111,852,958    $1,502,409,489    $(1,560,217,427)       $   --        $54,045,020     $336,832        $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $79,267,272 and $21,738,445, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $42,804 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $42,804.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $13,966 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $39,055,836 were on loan to brokers. The loans were secured by cash collateral of $40,952,850 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $91,112 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         3,000       421,040
===================================================================================
End of year                                                     3,000      $421,040
___________________________________________________________________________________
===================================================================================

                                             OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             OCTOBER 31, 2004
                                              CONTRACT    STRIKE    NUMBER OF    PREMIUMS         MARKET          UNREALIZED
                   CALLS                       MONTH      PRICE     CONTRACTS    RECEIVED         VALUE          APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Chico's FAS, Inc.                              Nov-04     $40.0       3,000      $421,040        $397,500          $23,540
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   450,268,418
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (484,385)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (3,318,002,634)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   5,229,262,118
=============================================================================
Total net assets                                              $ 2,361,043,517
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on option contracts of $23,539.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $200,737,719 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                       CARRYFORWARD
------------------------------------------------------------------------------
October 31, 2009                                                $2,358,363,619
------------------------------------------------------------------------------
October 31, 2010                                                   763,027,747
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,318,002,634
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $1,931,481,698 and $2,445,456,487, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $466,806,274
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (16,561,395)
==============================================================================
Net unrealized appreciation of investment securities             $450,244,879
______________________________________________________________________________
==============================================================================


Cost of investments for tax purposes is $1,923,283,729.

NOTE 12--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income increased by $21,745,966, undistributed net realized gain
(loss) was decreased by $25 and shares of beneficial interest decreased by $21,745,941. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,161,430    $  74,474,713     10,192,956    $ 102,256,843
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,836,554       31,535,843      5,051,931       47,044,808
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,109,204       12,390,482      1,715,252       15,941,057
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         139,257        1,669,192         23,136          234,973
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              13,498          172,948         16,638          177,847
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       4,502,782       54,704,748      1,369,192       14,331,798
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,888,349)     (54,704,748)    (1,477,850)     (14,331,798)
==========================================================================================================================
Reacquired:
  Class A                                                     (43,655,916)    (524,235,762)   (47,251,093)    (470,617,830)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,449,964)    (115,634,492)   (12,154,199)    (111,471,331)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,535,106)     (28,183,521)    (2,990,841)     (27,744,880)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (45,049)        (542,818)        (4,184)         (44,797)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (56,324)        (720,086)       (25,361)        (261,529)
==========================================================================================================================
                                                              (46,867,983)   $(549,073,501)   (45,534,423)   $(444,484,839)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 17% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                       ---------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------------------------
                                                          2004             2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    11.59       $     9.47    $    12.65    $    28.16    $    28.31
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.08)(a)        (0.07)        (0.07)(a)      (0.10)       (0.14)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.51             2.19         (3.11)       (11.87)         3.18
============================================================================================================================
    Total from investment operations                         0.43             2.12         (3.18)       (11.97)         3.04
============================================================================================================================
Less distributions from net realized gains                     --               --            --         (3.54)        (3.19)
============================================================================================================================
Net asset value, end of period                         $    12.02       $    11.59    $     9.47    $    12.65    $    28.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                              3.71%           22.39%       (25.14)%      (47.38)%       10.61%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,844,930       $2,160,823    $2,104,660    $4,001,552    $8,948,781
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.39%(c)         1.47%         1.33%         1.21%         1.03%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.40%(c)         1.47%         1.33%         1.22%         1.07%
============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.67)%(c)       (0.68)%       (0.64)%       (0.56)%       (0.45)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                        74%             111%          217%          240%          145%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,040,844,523.

                                                                                     CLASS B
                                                       -------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                       -------------------------------------------------------------------
                                                         2004             2003          2002          2001         2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  10.71         $   8.82      $  11.86      $  26.82    $    27.29
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.15)(a)        (0.14)        (0.15)(a)     (0.21)        (0.36)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.47             2.03         (2.89)       (11.21)         3.08
==========================================================================================================================
    Total from investment operations                       0.32             1.89         (3.04)       (11.42)         2.72
==========================================================================================================================
Less distributions from net realized gains                   --               --            --         (3.54)        (3.19)
==========================================================================================================================
Net asset value, end of period                         $  11.03         $  10.71      $   8.82      $  11.86    $    26.82
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                            2.99%           21.43%       (25.63)%      (47.75)%        9.76%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $434,572         $555,779      $533,224      $922,476    $1,927,514
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.09%(c)         2.17%         2.04%         1.92%         1.78%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.10%(c)         2.17%         2.04%         1.93%         1.82%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.37)%(c)       (1.38)%       (1.34)%       (1.27)%       (1.20)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                      74%             111%          217%          240%          145%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $511,454,890.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.72       $  8.83    $ 11.87    $  26.85    $  27.30
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.14)     (0.15)(a)    (0.21)     (0.36)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47          2.03      (2.89)     (11.23)       3.10
======================================================================================================================
    Total from investment operations                             0.32          1.89      (3.04)     (11.44)       2.74
======================================================================================================================
Less distributions from net realized gains                         --            --         --       (3.54)      (3.19)
======================================================================================================================
Net asset value, end of period                                $ 11.04       $ 10.72    $  8.83    $  11.87    $  26.85
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  2.99%        21.40%    (25.61)%    (47.77)%      9.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $78,330       $91,325    $86,455    $150,604    $301,590
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.09%(c)      2.17%      2.04%       1.92%       1.78%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.10%(c)      2.17%      2.04%       1.93%       1.82%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.37)%(c)    (1.38)%    (1.34)%     (1.27)%     (1.20)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            74%          111%       217%        240%        145%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $87,315,520.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                                2004          2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.56       $ 9.47       $ 11.36
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)    (0.06)        (0.03)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.49         2.15         (1.86)
====================================================================================================
    Total from investment operations                              0.39         2.09         (1.89)
====================================================================================================
Net asset value, end of period                                $  11.95       $11.56       $  9.47
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                   3.37%       22.07%       (16.64)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  1,448       $  311       $    76
====================================================================================================
Ratio of expenses to average net assets                           1.59%(c)(d)   1.67%        1.53%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(c)   (0.88)%       (0.84)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                             74%         111%          217%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,071,094.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net asset prior to fee waivers and/or expense reimbursements is 1.60%.
(e)  Annualized.

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2004         2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.20       $ 9.91    $13.16    $29.00    $ 28.96
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.01)(a)     0.00     (0.01)(a)  (0.01)    (0.06)(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.54         2.29     (3.24)   (12.29)      3.29
================================================================================================================
    Total from investment operations                            0.53         2.29     (3.25)   (12.30)      3.23
================================================================================================================
Less distributions from net realized gains                        --           --        --     (3.54)     (3.19)
================================================================================================================
Net asset value, end of period                                $12.73       $12.20    $ 9.91    $13.16    $ 29.00
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                 4.34%       23.11%   (24.70)%  (47.11)%    11.07%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,763       $2,213    $1,883    $7,667    $18,634
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.84%(c)     0.78%     0.82%     0.69%      0.64%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.85%(c)     0.78%     0.82%     0.70%      0.68%
================================================================================================================
Ratio of net investment income (loss) to average net assets   (0.12)%(c)     0.01%    (0.12)%   (0.04)%    (0.04)%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           74%         111%      217%      240%       145%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $1,931,035.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                    APPENDIX II

                                                        AIM EMERGING GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM EMERGING GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          o The unmanaged Russell 2500--Trademark--     o The returns shown in the Management's
                                             Index measures the performance of the         Discussion of Fund Performance are based
o Effective 9/30/03, Class B shares are      2,500 smallest companies in the Russell       on net asset values calculated for
not available as an investment for           3000--Registered Trademark-- Index,           shareholder transactions. Generally
retirement plans maintained pursuant to      which measures the performance of the         accepted accounting principles require
Section 401 of the Internal Revenue          3,000 largest U.S. companies based on         adjustments to be made to the net assets
Code, including 401(k) plans, money          total market capitalization.                  of the fund at period end for financial
purchase pension plans and profit                                                          reporting purposes, and as such, the net
sharing plans. Plans that have existing      o The unmanaged Russell                       asset values for shareholder
accounts invested in Class B shares will     Midcap--Registered Trademark-- Growth         transactions and the returns based on
continue to be allowed to make               Index is a subset of the Russell              those net asset values may differ from
additional purchases.                        Midcap--Registered Trademark-- Index,         the net asset values and returns
                                             which represents the performance of the       reported in the Financial Highlights.
PRINCIPAL RISKS OF INVESTING IN THE FUND     stocks of domestic mid-capitalization
                                             companies; the Growth subset measures the     The fund files its complete schedule of
o Investing in small and mid-size            performance of Russell Mid-cap companies      portfolio holdings with the Securities
companies involves risks not associated      with higher price/book ratios and higher      and Exchange Commission ("SEC") for the
with investing in more established           forecasted growth values.                     1st and 3rd quarters of each fiscal year
companies. Also, small companies have                                                      on Form N-Q. The fund's Form N-Q filings
business risk, significant stock price       o The unmanaged Lipper Mid-Cap Growth         are available on the SEC's Web site at
fluctuations and illiquidity.                Fund Index represents an average of the       http://www.sec.gov. Copies of the fund's
                                             performance of the 30 largest                 Forms N-Q may be reviewed and copied at
o International investing presents           mid-capitalization growth funds tracked       the SEC's Public Reference Room at 450
certain risks not associated with            by Lipper, Inc., an independent mutual        Fifth Street, N.W., Washington, D.C.
investing solely in the United States.       fund performance monitor.                     20549-0102. You can obtain information
These include risks relating to                                                            on the operation of the Public Reference
fluctuations in the value of the U.S.        o The unmanaged MSCI World Index is a         Room, including information about
dollar relative to the values of other       group of global securities tracked by         duplicating fee charges, by calling
currencies, the custody arrangements         Morgan Stanley Capital International.         1-202-942-8090 or by electronic request
made for the fund's foreign holdings,                                                      at the following e-mail address:
differences in accounting, political         o The fund is not managed to track the        publicinfo@sec.gov. The SEC file numbers
risks and the lesser degree of public        performance of any particular index,          for the fund are 811-1424 and 2-25469.
information required to be provided by       including the indexes defined here, and       The fund's most recent portfolio
non-U.S. companies. The fund may invest      consequently, the performance of the          holdings, as filed on Form N-Q, are also
up to 25% of its assets in the               fund may deviate significantly from the       available at AIMinvestments.com.
securities of non-U.S. issuers.              performance of the indexes. Performance
                                             of an index of funds reflects fund            A description of the policies and
o The fund may participate in the            expenses; performance of a market index       procedures that the fund uses to
initial public offering (IPO) market in      does not.                                     determine how to vote proxies relating
some market cycles. Because of the                                                         to portfolio securities is available
fund's small asset base, any investment      o A direct investment cannot be made in       without charge, upon request, from our
the fund may make in IPOs may                an index. Unless otherwise indicated,         Client Services department at
significantly affect the fund's total        index results include reinvested              800-959-4246 or on the AIM Web site,
return. As the fund's assets grow, the       dividends, and they do not reflect sales      AIMinvestments.com. On the home page,
impact of IPO investments will decline,      charges.                                      scroll down and click on AIM Funds Proxy
which may reduce the effect of IPO                                                         Policy. The information is also
investments on the fund's total return.      OTHER INFORMATION                             available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.
ABOUT INDEXES USED IN THIS REPORT            o Industry classifications used in this
                                             report are generally according to the         Information regarding how the fund voted
o The unmanaged Standard & Poor's            Global Industry Classification Standard,      proxies related to its portfolio
Composite Index of 500 Stocks (the S&P       which was developed by and is the             securities during the 12 months ended
500--Registered Trademark-- Index) is        exclusive property and a service mark of      6/30/04 is available at our Web site. Go
an index of common stocks frequently         Morgan Stanley Capital International          to AIMinvestments.com, access the About
used as a general measure of U.S. stock      Inc. and Standard & Poor's.                   Us tab, click on Required Notices and
market performance.                                                                        then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the
[PHOTO OF           Board of Trustees of the AIM Funds. Bob Graham has served as Chairman of the
ROBERT H.           Board of Trustees of the AIM Funds ever since Ted Bauer retired from that
GRAHAM]             position in 2000. However, as you may be aware, the U.S. Securities and Exchange
                    Commission recently adopted a rule requiring that an independent fund trustee,
ROBERT H. GRAHAM    meaning a trustee who is not an officer of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM Advisors' recent settlements with certain regulators.
[PHOTO OF           Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the
MARK H.             fourteen independent trustees on the AIM Funds' Board, as Chairman. His
WILLIAMSON]         appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief Executive Officer of
MARK H. WILLIAMSON  AIM. Mr. Graham will also remain Chairman of AIM Investments--Registered
                    Trademark--.

[PHOTO OF              Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM
BRUCE L.            acquired certain funds that had been advised by CIGNA. He had been a member of
CROCKETT]           the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett
BRUCE L. CROCKETT   Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003.
                    Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI
                    World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representative at
                    800-959-4246.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM                            /S/ MARK H. WILLIAMSON
                    ---------------------                           -----------------------
                    Robert H. Graham                                Mark H. Williamson
                    Chairman, AIM Investments                       CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds            Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc.
                    A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND MAINTAINED BALANCED PORTFOLIO           MARKET CONDITIONS                             fund's weighting as of May 31, 2004).
                                                                                           Unfortunately, our repositioning
For the fiscal year ended October 31,        The U.S. economy showed signs of              occurred at an inopportune time, which
2004, AIM Emerging Growth Fund, Class A      strength during the fiscal year ended         negatively affected the fund's
shares, returned 6.38% at net asset          October 31, 2004. Gross domestic product      performance, as large-cap stocks
value. PERFORMANCE SHOWN AT NAV DOES NOT     (GDP), the broadest measure of overall        outperformed both small- and mid-cap
INCLUDE FRONT-END SALES CHARGES, WHICH       economic activity, expanded at an             stocks in the second quarter of 2004.
WOULD HAVE REDUCED THE PERFORMANCE. For      annualized rate of 4.2% in the fourth         Although past performance cannot
the performance of other share classes,      quarter of 2003 before tapering off to a      guarantee future results, we believe
please see page 3. The fund                  more modest 3.9% in the third quarter of      that the fund's repositioning has the
underperformed the S&P 500 Index and the     2004.                                         potential to be beneficial over the long
Russell Midcap Growth Index, which                                                         term. Small- and mid-cap stocks have
returned 9.41% and 8.77%, respectively,         Generally positive economic                generally had better growth rates than
but performed in line with the Lipper        developments prompted the U.S. Federal        large-cap stocks over the last 30 years.
Mid Cap Growth Fund Index, which             Reserve (the Fed) to raise its federal
returned 6.18% over the same period.         funds target rate from a decades-low             During the reporting period, we were
                                             1.00%, where it stood at the beginning        generally optimistic about the economy.
   Since the beginning of 2004, we have      of the fiscal year, to 1.75% at the           However, we were concerned that
continued to see stocks of more              close of the reporting period.                 increasing personal debt and rising
economically sensitive or more cyclical                                                    interest rates could lead to reduced
companies in energy, materials and              Energy, utilities and                      consumer spending, which potentially
telecommunication services--typically        telecommunication services were the           could adversely affect stock prices in
not considered growth                        strongest-performing sectors of the S&P       the short run. As such, we continued to
sectors--outperform. On the other hand,      500 Index; information technology,            position the fund with a "barbell
information technology and health            health care and consumer staples were         approach"--a balanced exposure to more
care--our classic growth sectors--were       the weakest-performing sectors. Mid-cap       aggressive, cyclically-sensitive stocks
among the worst-performing sectors. The      stocks generally were the                     and high quality, less aggressive
fund lagged the S&P 500 Index and the        best-performing equity segment, followed      stocks. This positioning is designed to
Russell Midcap Growth Index because its      by small-cap stocks and large-cap stocks      potentially benefit investors in the
consumer discretionary holdings              while value stocks generally                  event of a market rally while providing
generally underperformed those of the        outperformed growth stocks.                   some downside protection if markets
indexes. Its relative lack of exposure                                                     weaken.
to the materials and telecommunication       YOUR FUND
services sectors also hurt the fund's                                                         Although it was a difficult
performance relative to the S&P 500          During the reporting period, the fund's       environment for the growth sectors over
Index and the Russell Midcap Growth          prospectus was amended to reflect the         the fiscal year, we continued to adhere
Index. The fund's industrials holdings       portfolio's focus on mid- and small-cap       to our disciplined investment strategy
helped it to track the Lipper Mid-Cap        stocks, with the emphasis on small-cap        of focusing our investments in companies
Growth Fund Index.                           stocks. As a result of the fund's             with high growth potential, as
                                             repositioning, we sold our positions in       demonstrated by consistent and
                                             large cap stocks (approximately 30% of        accelerating earnings growth. The fund's
                                             the                                           stock selection process is based on a
                                                                                           rigorous three-step process that
                                                                                           includes quantitative, fundamental and
                                                                                           valuation analysis to identify stocks of
                                                                                           companies

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
               [PIE CHART]                    1. Robert Half International Inc.   2.2%      1. Semiconductors                   7.5%

Information Technology             33.3%      2. Investors Financial Services               2. Data Processing & Outsourced
                                                 Corp.                            2.1          Services                         6.2
Consumer Discretionary             20.6%
                                              3. Textron Inc.                     2.0       3. Application Software             5.5
Health Care                        19.2%
                                              4. Fiserv, Inc.                     1.9       4. Pharmaceuticals                  5.0
Industrials                        14.8%
                                              5. SunGard Data Systems Inc.        1.9       5. Biotechnology                    4.9
Financials                          8.7%
                                              6. Sirva Inc.                       1.9       6. Health Care Services             4.6
Money Market Funds Plus Other
Assets Less Liabilities             2.3%      7. Express Scripts, Inc.            1.9       7. Communications Equipment         4.5

Energy                              0.6%      8. Cintas Corp.                     1.7       8. Asset Management & Custody
                                                                                               Banks                            4.2
Materials                           0.5%      9. Univision Communications
                                                 Inc.-Class A                     1.7       9. Apparel Retail                   4.1

                                             10. Microchip Technology Inc.        1.5      10. Restaurants                      3.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

that exhibit consistent, sustainable,        market trends. While energy was the           companies that show sustainable,
above average earnings growth potential.     best-performing sector of the S&P 500         above-average earnings growth while
We believe it is only through in-depth       Index for the fiscal year, we believed        avoiding high-risk stocks has the
fundamental research that includes           that high oil prices were unsustainable       potential to provide shareholders with
careful financial statement analysis and     and there was more downside than upside       consistent risk-adjusted return over a
meetings with company management teams       potential in this sector.                     long-term investment horizon.
that these opportunities can be found.
                                                Stocks that enhanced fund performance      THE VIEWS AND OPINIONS EXPRESSED IN
   Consequently, our strong stock            included Lamar Advertising, a leading         MANAGEMENT'S DISCUSSION OF FUND
selections in industrials, energy and        billboard advertising company, and            PERFORMANCE ARE THOSE OF A I M ADVISORS,
financials helped the fund's performance     DigitalNet Holdings, a provider of            INC. THESE VIEWS AND OPINIONS ARE
relative to the Russell Midcap Growth        strategic consulting and information          SUBJECT TO CHANGE AT ANY TIME BASED ON
Index and its Lipper peer group.             security services for several U.S.            FACTORS SUCH AS MARKET AND ECONOMIC
Industrials is a broad sector that           government agencies. Lamar Advertising        CONDITIONS. THESE VIEWS AND OPINIONS MAY
includes such industries as aerospace        benefited from an increase in                 NOT BE RELIED UPON AS INVESTMENT ADVICE
and defense, industrial conglomerates        advertising and marketing spending. We        OR RECOMMENDATIONS, OR AS AN OFFER FOR A
and commercial services and supplies.        sold the stock after it reached our           PARTICULAR SECURITY. THE INFORMATION IS
Over the reporting period, we increased      valuation target. DigitalNet Holdings         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
the fund's weighting in this sector. We      benefited from its acquisition by BAE         OF ANY MARKET, COUNTRY, INDUSTRY,
particularly liked employment-related        Systems. We also sold this stock and          SECURITY OR THE FUND. STATEMENTS OF FACT
companies, such as Robert Half, which        took profits.                                 ARE FROM SOURCES CONSIDERED RELIABLE,
could potentially benefit from an                                                          BUT A I M ADVISORS, INC. MAKES NO
improving job market.                           Detracting from performance were           REPRESENTATION OR WARRANTY AS TO THEIR
                                             Corinthian Colleges, a post secondary         COMPLETENESS OR ACCURACY. ALTHOUGH
   We also increased the fund's holdings     education company, and ASE Test, a            HISTORICAL PERFORMANCE IS NO GUARANTEE
most significantly in the information        semiconductor testing company.                OF FUTURE RESULTS, THESE INSIGHTS MAY
technology sector. However, at the close     Corinthian Colleges' stock declined           HELP YOU UNDERSTAND OUR INVESTMENT
of the reporting period, approximately       after the Securities and Exchange             MANAGEMENT PHILOSOPHY.
6% was in the data processing and            Commission began an informal
outsourced services--a relatively more       investigation of the company concerning             See important fund and index
defensive industry in this sector.           its earnings projections and its                  disclosures inside front cover.
Stocks that we owned within this             communications with securities analysts
industry included Alliance Data Systems,     and investors. ASE's stock depreciated                         JAY K. RUSHIN
SunGard Data Systems and Fiserv. We          after the company lowered its revenue                          Mr. Rushin, Chartered
believe that these companies are             estimates. The fund no longer owned                [RUSHIN     Financial Analyst,
high-quality, well-established and           either stock at the close of the                    PHOTO]     began his investment
well-managed firms with strong business      reporting period.                                              career in 1994 when
models and high recurring revenue.                                                                          he joined AIM as a
                                             IN CLOSING                                    portfolio administrator. In 1996, he
   During the period, we decreased the                                                     left AIM to work as an associate equity
fund's holdings most substantially in        We remained committed to our stock            analyst. He returned to AIM as an equity
the energy sector. As part of our            selection process, which focuses on           analyst on AIM's small-cap funds in 1998
strategy, we pay great attention to          individual companies, and we constantly       and was promoted to senior analyst in
risk, making every effort to protect         reviewed each security's fundamentals         2000. He assumed his current duties as
investors' money by sidestepping             and price target to ensure a continued        portfolio manager in 2001. A native of
short-term                                   fit. We believe that our strategy of          Gaithersburg, MD, Mr. Rushin holds a
                                             focusing our investments in                   B.A. in English from Florida State
                                                                                           University.

                                                                                           Assisted by the Aggressive Growth Team.

=====================================================================================

FUND VS. INDEXES                             TOTAL NET ASSETS          $137.6 MILLION
                                             TOTAL NUMBER OF HOLDINGS*            119
TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.

CLASS A SHARES                   6.38%

CLASS B SHARES                   5.70

CLASS C SHARES                   5.70

S&P 500 INDEX (BROAD-BASED
INDEX)                           9.41

RUSSELL MIDCAP GROWTH INDEX
(STYLE-SPECIFIC INDEX)           8.77

LIPPER MID-CAP GROWTH FUND INDEX
(PEER GROUP INDEX)               6.18

SOURCE: LIPPER, INC.
=====================================================================================               [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the fund, you incur      estimate the expenses that you paid over      To do so, compare this 5% hypothetical
two types of costs: (1) transaction          the period. Simply divide your account        example with the 5% hypothetical
costs, which may include sales charges       value by $1,000 (for example, an $8,600       examples that appear in the shareholder
(loads) on purchase payments; contingent     account value divided by $1,000 = 8.6),       reports of the other funds.
deferred sales charges on redemptions;       then multiply the result by the number
and redemption fees, if any; and (2)         in the table under the heading entitled          Please note that the expenses shown
ongoing costs, including management          "Actual Expenses Paid During Period" to       in the table are meant to highlight your
fees; distribution and/or service fees       estimate the expenses you paid on your        ongoing costs only and do not reflect
(12b-1); and other fund expenses. This       account during this period.                   any transactional costs, such as sales
example is intended to help you                                                            charges (loads) on purchase payments,
understand your ongoing costs (in            HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
dollars) of investing in the fund and to     PURPOSES                                      redemptions, and redemption fees, if
compare these costs with ongoing costs                                                     any. Therefore, the hypothetical
of investing in other mutual funds. The      The table below also provides                 information is useful in comparing
example is based on an investment of         information about hypothetical account        ongoing costs only, and will not help
$1,000 invested at the beginning of the      values and hypothetical expenses based        you determine the relative total costs
period and held for the entire period,       on the fund's actual expense ratio and        of owning different funds. In addition,
May 1, 2004-October 31, 2004.                an assumed rate of return of 5% per year      if these transactional costs were
                                             before expenses, which is not the fund's      included, your costs would have been
ACTUAL EXPENSES                              actual return. The hypothetical account       higher.
                                             values and expenses may not be used to
The table below provides information         estimate the actual ending account
about actual account values and actual       balance or expenses you paid for the
expenses. You may use the information in     period. You may use this information to
this table, together with the amount you     compare the ongoing costs of investing
invested, to                                 in the Fund and other funds.

====================================================================================================================================

                                                      ACTUAL                                     HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES             ENDING ACCOUNT              EXPENSES
                     VALUE                 VALUE              PAID DURING               VALUE                 PAID DURING
                  (05/01/04)           (10/31/04)(1)           PERIOD(2)              (10/31/04)               PERIOD(2)
Class A           $1,000.00              $1,020.40              $ 9.60                $1,015.63                 $ 9.58
Class B            1,000.00               1,016.10               12.87                 1,012.37                  12.85
Class C            1,000.00               1,016.10               12.87                 1,012.37                  12.85

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004 to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004 to
October 31, 2004, was 2.04%, 1.61% and 1.61% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.89%, 2.54% and 2.54% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                [ARROW
                                                                                                BUTTON    For More Information Visit
                                                                                                IMAGE]        AIMinvestments.com

LONG-TERM PERFORMANCE
YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   3/31/00-10/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                          AIM          AIM         AIM        LIPPER
include reinvested dividends.                             EMERGING    EMERGING     EMERGING    MID-CAP            RUSSELL
Performance of an index of funds                        GROWTH FUND  GROWTH FUND  GROWTH FUND   GROWTH   RUSSELL   MIDCAP
reflects fund expenses and management                     CLASS A      CLASS B      CLASS C      FUND     2500    GROWTH   S&P 50
fees; performance of a market index does     DATE         SHARES       SHARES       SHARES       INDEX    INDEX    INDEX   INDEX
not. Performance shown in the chart does
not reflect deduction of taxes a             3/31/2000   $ 9450        $10000       $10000      $10000   $10000   $ 10000  $10000
shareholder would pay on fund                4/00          9119          9650         9640        8681     9462      9029    9699
distributions or sale of fund shares.        5/00          8089          8550         8550        7900     9008      8371    9500
Performance of the indexes does not          6/00         10413         10999        10990        9128     9600      9259    9734
reflect the effects of taxes                 7/00         10168         10730        10729        8749     9356      8673    9582
                                             8/00         12265         12950        12940        9894    10161      9981   10177
   Since the last reporting period, the      9/00         11293         11910        11899        9418     9831      9493    9640
fund has elected to use the S&P 500          10/00         9932         10470        10459        8657     9561      8843    9599
Index as its broad-based market index        11/00         7636          8051         8050        6846     8719      6922    8843
since the S&P 500 Index is such a widely     12/00         8121          8554         8553        7340     9470      7286    8886
recognized gauge of the stock market.        1/01          8537          8985         8984        7440     9782      7702    9201
The fund will no longer measure its          2/01          6790          7146         7145        6324     9152      6370    8363
performance against the Russell 2500         3/01          6145          6462         6462        5653     8650      5458    7833
Index, the index published in previous       4/01          7058          7419         7407        6398     9414      6368    8442
reports to shareholders. Because this is     5/01          6998          7345         7344        6451     9697      6338    8498
the first reporting period since we have     6/01          7435          7808         7796        6426     9834      6342    8292
adopted the new index, SEC guidelines        7/01          7077          7430         7418        6088     9483      5914    8210
require that we compare the fund's           8/01          6264          6568         6567        5680     9172      5485    7696
performance to both the old and the new      9/01          4675          4908         4896        4861     7985      4579    7075
index. The fund has also included a          10/01         5419          5675         5674        5131     8398      5060    7210
styles-pecific index, the Russell Midcap     11/01         6045          6337         6325        5553     9077      5605    7763
Growth Index. The fund believes this         12/01         6472          6778         6767        5793     9586      5818    7831
index more closely reflects the              1/02          6184          6473         6462        5572     9467      5629    7717
performance of the securities in which       2/02          5419          5675         5674        5295     9301      5310    7568
the fund invests. In addition, the           3/02          6015          6284         6284        5629     9944      5715    7853
unmanaged Lipper Mid-Cap Growth Fund         4/02          5757          6011         6010        5441     9919      5413    7377
Index, which may or may not include AIM      5/02          5677          5937         5926        5260     9628      5251    7323
Emerging Growth Fund, is included for        6/02          5102          5328         5317        4787     9086      4672    6801
comparison to a peer group.                  7/02          4397          4582         4582        4271     8001      4218    6271
                                             8/02          4238          4424         4424        4220     8026      4203    6312
AVERAGE ANNUAL TOTAL RETURNS                 9/02          3851          4014         4014        3958     7390      3869    5627
                                             10/02         4090          4256         4256        4157     7631      4169    6122
As of 10/31/04, including applicable         11/02         4507          4687         4687        4404     8254      4495    6482
sales charges                                12/02         4278          4445         4445        4144     7880      4223    6101
                                             1/03          4318          4487         4487        4083     7671      4182    5941
CLASS A SHARES                               2/03          4199          4361         4351        4020     7486      4146    5852
Inception (3/31/00)               -9.11%     3/03          4288          4456         4445        4077     7558      4223    5909
1 Year                             0.46      4/03          4596          4771         4760        4363     8231      4510    6395
                                             5/03          5013          5202         5202        4724     9041      4944    6732
CLASS B SHARES                               6/03          5211          5402         5401        4798     9214      5015    6818
Inception (3/31/00)               -8.95%     7/03          5519          5728         5717        4987     9709      5194    6938
1 Year                             0.70      8/03          5837          6043         6043        5232    10158      5480    7073
                                             9/03          5738          5937         5938        5057    10020      5374    6998
CLASS C SHARES                               10/03         6065          6273         6274        5453    10812      5807    7394
Inception (3/31/00)               -8.57%     11/03         6194          6410         6400        5583    11219      5962    7459
1 Year                             4.70      12/03         6492          6715         6715        5612    11466      6027    7850
                                             1/04          6731          6946         6946        5753    11885      6226    7994
                                             2/04          6770          6988         6989        5833    12068      6331    8105
                                             3/04          6621          6830         6831        5831    12141      6319    7983
                                             4/04          6323          6525         6526        5646    11558      6140    7858
                                             5/04          6452          6651         6652        5769    11794      6285    7965
                                             6/04          6482          6683         6673        5908    12182      6385    8120
                                             7/04          6015          6189         6190        5488    11473      5962    7851
                                             8/04          5867          6042         6043        5393    11444      5889    7883
                                             9/04          6135          6304         6306        5624    11875      6109    7968
                                             10/04       $ 6454        $ 6504       $ 6630      $ 5790   $12146    $ 6316  $ 8090
                                                                                                             Source: Lipper, Inc.

                                             In addition to returns as of the close        The performance data quoted represent
                                             of the fiscal year, industry regulations      past performance and cannot guarantee
                                             require us to provide average annual          comparable future results; current
                                             total returns as of 9/30/04, the most         performance may be lower or higher.
                                             recent calendar quarter-end.                  Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
                                             AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
                                             As of 9/30/04, most recent calendar           distributions, changes in net asset
                                             quarter-end, including applicable sales       value and the effect of the maximum
                                             charges                                       sales charge unless otherwise stated.
                                                                                           Investment return and principal value
                                             CLASS A SHARES                                will fluctuate so that you may have a
                                             Inception (3/31/00)              -10.28%      gain or loss when you sell shares.
                                             1 Year                             0.98
                                                                                              Class A share performance reflects
                                             CLASS B SHARES                                the maximum 5.50% sales charge, and
                                             Inception (3/31/00)              -10.13%      Class B and Class C share performance
                                             1 Year                             1.19       reflects the applicable contingent
                                                                                           deferred sales charge (CDSC) for the
                                             CLASS C SHARES                                period involved. The CDSC on Class B
                                             Inception (3/31/00)               -9.74%      shares declines from 5% beginning at the
                                             1 Year                             5.19       time of purchase to 0% at the beginning
                                                                                           of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                                                                           purchase.

                                                                                              The performance of the fund's share
                                                                                           classes will differ due to different
                                                                                           sales charge structures and class
                                                                                           expenses.

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-97.70%

AIRLINES-0.48%

JetBlue Airways Corp.(a)                           30,000   $    661,500
========================================================================

APPAREL RETAIL-4.11%

Aeropostale, Inc.(a)(b)                            35,000      1,104,250
------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          37,500        842,250
------------------------------------------------------------------------
Foot Locker, Inc.                                  35,000        854,000
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(c)                  38,900      1,209,012
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)(b)(c)       70,000      1,640,800
========================================================================
                                                               5,650,312
========================================================================

APPLICATION SOFTWARE-5.53%

Altiris, Inc.(a)                                   25,000        679,875
------------------------------------------------------------------------
Amdocs Ltd. (United Kingdom)(a)                    45,000      1,131,750
------------------------------------------------------------------------
Catapult Communications Corp.(a)                   26,300        645,928
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            75,000      1,809,750
------------------------------------------------------------------------
JAMDAT Mobile Inc.(a)(c)                           15,000        439,500
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       29,000      1,259,470
------------------------------------------------------------------------
Sonic Solutions(a)(c)                              42,900        851,565
------------------------------------------------------------------------
Synopsys, Inc.(a)                                  49,000        795,760
========================================================================
                                                               7,613,598
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.15%

Investors Financial Services Corp.(c)              75,000      2,886,750
------------------------------------------------------------------------
Legg Mason, Inc.                                   22,500      1,433,475
------------------------------------------------------------------------
T. Rowe Price Group Inc.                           25,000      1,394,250
========================================================================
                                                               5,714,475
========================================================================

BIOTECHNOLOGY-4.90%

Amylin Pharmaceuticals, Inc.(a)(c)                 65,000      1,384,500
------------------------------------------------------------------------
Corgentech Inc.(a)(c)                              30,000        572,100
------------------------------------------------------------------------
Digene Corp.(a)(c)                                 46,500      1,169,475
------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                    17,500        742,700
------------------------------------------------------------------------
Invitrogen Corp.(a)                                21,000      1,215,900
------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                       14,000        909,720
------------------------------------------------------------------------
QLT Inc. (Canada)(a)(c)                            45,000        749,250
========================================================================
                                                               6,743,645
========================================================================

BROADCASTING & CABLE TV-2.43%

Radio One, Inc.-Class D(a)(c)                      70,000      1,028,300
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           75,000      2,322,000
========================================================================
                                                               3,350,300
========================================================================

BUILDING PRODUCTS-0.93%

American Standard Cos. Inc.(a)                     35,000      1,279,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.45%

ADTRAN, Inc.                                       16,800   $    362,880
------------------------------------------------------------------------
Andrew Corp.(a)                                    65,000        908,700
------------------------------------------------------------------------
Avaya Inc.(a)                                      90,000      1,296,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       85,000      1,754,400
------------------------------------------------------------------------
Polycom, Inc.(a)                                   35,000        722,750
------------------------------------------------------------------------
Tekelec(a)(c)                                      48,300      1,078,056
========================================================================
                                                               6,122,786
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.84%

Applied Films Corp.(a)                             50,000      1,159,500
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.67%

Bucyrus International, Inc.-Class A(c)             30,700        921,000
========================================================================

CONSUMER FINANCE-0.42%

Nelnet, Inc.-Class A(a)(c)                         30,000        582,300
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-6.22%

Alliance Data Systems Corp.(a)                     40,000      1,691,200
------------------------------------------------------------------------
Ceridian Corp.(a)                                  90,000      1,552,500
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    75,000      2,665,500
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      100,000      2,649,000
========================================================================
                                                               8,558,200
========================================================================

DISTRIBUTORS-0.50%

Source Interlink Cos., Inc.(a)(c)                  68,000        685,440
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.91%

Cintas Corp.                                       55,000      2,372,700
------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                    42,000        882,000
------------------------------------------------------------------------
Navigant Consulting, Inc.(a)(c)                    30,000        746,100
========================================================================
                                                               4,000,800
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.24%

Cooper Industries, Ltd.-Class A (Bermuda)          16,000      1,022,400
------------------------------------------------------------------------
EnerSys(a)(c)                                     100,000      1,320,000
------------------------------------------------------------------------
Ultralife Batteries, Inc.(a)(c)                    67,000        739,680
========================================================================
                                                               3,082,080
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.17%

Cogent Inc.(a)                                     25,000        478,350
------------------------------------------------------------------------
Littelfuse, Inc.(a)                                15,000        489,300
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Photon Dynamics, Inc.(a)                           35,000   $    640,500
========================================================================
                                                               1,608,150
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.45%

Staktek Holdings Inc.(a)                          175,000        621,250
========================================================================

EMPLOYMENT SERVICES-2.76%

Gevity HR, Inc.                                    45,000        801,450
------------------------------------------------------------------------
Robert Half International Inc.                    113,000      2,997,890
========================================================================
                                                               3,799,340
========================================================================

GENERAL MERCHANDISE STORES-1.79%

Family Dollar Stores, Inc.                         45,000      1,329,750
------------------------------------------------------------------------
Fred's, Inc.(c)                                    65,000      1,139,450
========================================================================
                                                               2,469,200
========================================================================

HEALTH CARE EQUIPMENT-3.12%

Analogic Corp.(c)                                  12,603        536,195
------------------------------------------------------------------------
Conceptus Inc.(a)(c)                               70,000        599,550
------------------------------------------------------------------------
Cytyc Corp.(a)                                     30,000        782,700
------------------------------------------------------------------------
IntraLase Corp.(a)(c)                              35,300        678,819
------------------------------------------------------------------------
PerkinElmer, Inc.                                  51,000      1,047,540
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                      25,000        645,750
========================================================================
                                                               4,290,554
========================================================================

HEALTH CARE FACILITIES-1.67%

LifePoint Hospitals, Inc.(a)(c)                    25,000        810,500
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           45,000      1,486,350
========================================================================
                                                               2,296,850
========================================================================

HEALTH CARE SERVICES-4.55%

DaVita, Inc.(a)                                    45,000      1,332,900
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           40,000      2,560,000
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    40,000      1,356,400
------------------------------------------------------------------------
Psychiatric Solutions, Inc.(a)(c)                  40,000      1,018,000
========================================================================
                                                               6,267,300
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.26%

Kerzner International Ltd. (Bahamas)(a)(c)         12,000        608,640
------------------------------------------------------------------------
Orient-Express Hotels Ltd.-Class A
  (Bermuda)(a)                                     75,000      1,331,250
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(c)          25,000      1,165,000
========================================================================
                                                               3,104,890
========================================================================

HOUSEHOLD APPLIANCES-1.05%

Blount International, Inc.(a)                     100,000      1,446,000
========================================================================

INDUSTRIAL CONGLOMERATES-1.98%

Textron Inc.(b)                                    40,000      2,726,000
========================================================================

INDUSTRIAL MACHINERY-0.16%

Nordson Corp.                                       6,100        213,622
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-1.53%

CyberSource Corp.(a)(c)                           150,000   $    981,000
------------------------------------------------------------------------
Digitas Inc.(a)(c)                                125,000      1,125,000
========================================================================
                                                               2,106,000
========================================================================

INVESTMENT BANKING & BROKERAGE-1.50%

Ameritrade Holding Corp.(a)                        75,000        976,500
------------------------------------------------------------------------
Edwards (A.G.), Inc.                               30,000      1,087,800
========================================================================
                                                               2,064,300
========================================================================

IT CONSULTING & OTHER SERVICES-1.18%

CACI International Inc.-Class A(a)                 12,300        749,931
------------------------------------------------------------------------
TNS Inc.(a)(c)                                     45,000        880,200
========================================================================
                                                               1,630,131
========================================================================

LEISURE FACILITIES-0.84%

Speedway Motorsports, Inc.(c)                      35,000      1,158,500
========================================================================

MOVIES & ENTERTAINMENT-0.72%

Regal Entertainment Group-Class A(c)               50,000        995,500
========================================================================

OIL & GAS DRILLING-0.60%

Patterson-UTI Energy, Inc.(b)                      43,000        826,890
========================================================================

PAPER PRODUCTS-0.48%

Bowater Inc.                                       18,000        663,120
========================================================================

PHARMACEUTICALS-4.96%

Barr Pharmaceuticals Inc.(a)                       37,000      1,393,050
------------------------------------------------------------------------
Eon Labs, Inc.(a)                                  25,300        622,633
------------------------------------------------------------------------
Impax Laboratories, Inc.(a)(c)                     72,200      1,065,672
------------------------------------------------------------------------
InKine Pharmaceutical Co., Inc.(a)(c)             200,000      1,090,000
------------------------------------------------------------------------
IVAX Corp.(a)                                      62,500      1,131,250
------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                30,000        800,100
------------------------------------------------------------------------
Valeant Pharmaceuticals International              30,000        720,000
========================================================================
                                                               6,822,705
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.94%

CB Richard Ellis Group, Inc.-Class A(a)            50,000      1,295,000
========================================================================

RESTAURANTS-3.79%

Brinker International, Inc.(a)                     52,000      1,679,600
------------------------------------------------------------------------
CBRL Group, Inc.                                   40,000      1,450,400
------------------------------------------------------------------------
Ruby Tuesday, Inc.(c)                              48,000      1,185,600
------------------------------------------------------------------------
Wendy's International, Inc.                        27,000        900,990
========================================================================
                                                               5,216,590
========================================================================

SEMICONDUCTOR EQUIPMENT-3.53%

FormFactor Inc.(a)                                 40,000        938,000
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                28,000      1,274,840
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          70,000      1,813,700
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Varian Semiconductor Equipment Associates,
  Inc.(a)                                          24,000   $    830,640
========================================================================
                                                               4,857,180
========================================================================

SEMICONDUCTORS-7.49%

AMIS Holdings, Inc.(a)                             90,000      1,368,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          45,000      1,217,250
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             102,000      1,205,640
------------------------------------------------------------------------
Integrated Silicon Solution, Inc.(a)(c)            75,000        563,250
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)(b)      27,000        771,390
------------------------------------------------------------------------
Microchip Technology Inc.                          70,000      2,117,500
------------------------------------------------------------------------
Micron Technology, Inc.(a)                         69,000        840,420
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)(c)                      105,000        683,550
------------------------------------------------------------------------
Semtech Corp.(a)(c)                                52,000      1,085,760
------------------------------------------------------------------------
Zoran Corp.(a)                                     45,000        454,050
========================================================================
                                                              10,306,810
========================================================================

SPECIALIZED FINANCE-1.03%

Primus Guaranty, Ltd. (Bermuda)(a)(c)             108,000      1,420,200
========================================================================

SPECIALTY STORES-3.16%

Advance Auto Parts, Inc.(a)                         4,400        172,128
------------------------------------------------------------------------
Gander Mountain Co.(a)(c)                          42,000        817,110
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                          53,000      1,276,240
------------------------------------------------------------------------
Tiffany & Co.                                      40,000      1,173,200
------------------------------------------------------------------------
Tractor Supply Co.(a)                              25,000        907,000
========================================================================
                                                               4,345,678
========================================================================

TECHNOLOGY DISTRIBUTORS-0.90%

CDW Corp.                                          20,000      1,240,600
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.67%

New York Community Bancorp, Inc.(c)                50,000   $    918,000
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.72%

Beacon Roofing Supply, Inc.(a)(c)                  53,000        993,750
========================================================================

TRUCKING-1.92%

Sirva Inc.(a)                                     110,000      2,640,000
========================================================================
    Total Common Stocks (Cost $126,845,220)                  134,469,996
========================================================================

MONEY MARKET FUNDS-2.28%

Liquid Assets Portfolio-Institutional
  Class(d)                                      1,571,116      1,571,116
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     1,571,116      1,571,116
========================================================================
    Total Money Market Funds (Cost
      $3,142,232)                                              3,142,232
========================================================================
TOTAL INVESTMENTS-99.98% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $129,987,452)                137,612,228
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.49%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  19,937,670     19,937,670
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $19,937,670)                                      19,937,670
========================================================================
TOTAL INVESTMENTS-114.47% (Cost $149,925,122)                157,549,898
========================================================================
OTHER ASSETS LESS LIABILITIES-(14.47%)                       (19,912,087)
========================================================================
NET ASSETS-100.00%                                          $137,637,811
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $126,845,220)*                               $134,469,996
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $23,079,902)                             23,079,902
===========================================================
    Total investments (cost $149,925,122)       157,549,898
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                4,960,928
-----------------------------------------------------------
  Fund shares sold                                   49,647
-----------------------------------------------------------
  Dividends                                          43,358
-----------------------------------------------------------
  Amount due from advisor                           169,395
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               22,644
-----------------------------------------------------------
Other assets                                         36,780
===========================================================
    Total assets                                162,832,650
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,302,061
-----------------------------------------------------------
  Fund shares reacquired                            648,781
-----------------------------------------------------------
  Options written, at market value (premiums
    received $53,810)                                65,908
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,313
-----------------------------------------------------------
  Collateral upon return of securities loaned    19,937,670
-----------------------------------------------------------
Accrued distribution fees                            72,239
-----------------------------------------------------------
Accrued trustees' fees                                1,187
-----------------------------------------------------------
Accrued transfer agent fees                          88,320
-----------------------------------------------------------
Accrued operating expenses                           52,360
===========================================================
    Total liabilities                            25,194,839
===========================================================
Net assets applicable to shares outstanding    $137,637,811
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $266,169,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (25,489)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                        (136,118,598)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                 7,612,678
===========================================================
                                               $137,637,811
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 75,978,038
___________________________________________________________
===========================================================
Class B                                        $ 45,027,059
___________________________________________________________
===========================================================
Class C                                        $ 16,632,714
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          11,696,056
___________________________________________________________
===========================================================
Class B                                           7,138,018
___________________________________________________________
===========================================================
Class C                                           2,637,830
___________________________________________________________
===========================================================
Class A :
  Net asset value per share                    $       6.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.50 divided by
      94.50%)                                  $       6.88
___________________________________________________________
===========================================================
Class B :
  Net asset value and offering price per
    share                                      $       6.31
___________________________________________________________
===========================================================
Class C :
  Net asset value and offering price per
    share                                      $       6.31
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $19,436,807 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,603)                                       $   712,656
-----------------------------------------------------------
Dividends from affiliated money market funds
  (including security lending income of
  $23,628)*                                         102,691
===========================================================
    Total investment income                         815,347
===========================================================

EXPENSES:

Advisory fees                                     1,288,859
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       37,417
-----------------------------------------------------------
Distribution fees:
  Class A                                           292,015
-----------------------------------------------------------
  Class B                                           492,630
-----------------------------------------------------------
  Class C                                           189,346
-----------------------------------------------------------
Transfer agent fees -- Class A, B and C             701,605
-----------------------------------------------------------
Trustees' fees and retirement benefits               14,911
-----------------------------------------------------------
Other                                               203,849
===========================================================
    Total expenses                                3,270,632
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                       (43,404)
-----------------------------------------------------------
    Net expenses                                  3,227,228
===========================================================
Net investment income (loss)                     (2,411,881)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities     11,194,293
===========================================================
Net increase from payments by affiliates --See
  Note 2                                            169,395
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (312,837)
-----------------------------------------------------------
  Option contracts written                          (12,098)
===========================================================
                                                   (324,935)
===========================================================
Net gain from investment securities and option
  contracts                                      11,038,753
===========================================================
Net increase in net assets resulting from
  operations                                    $ 8,626,872
___________________________________________________________
===========================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,411,881)   $ (2,233,801)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  11,194,293      28,824,924
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         169,395              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                    (324,935)     21,408,256
==========================================================================================
    Net increase in net assets resulting from operations         8,626,872      47,999,379
==========================================================================================
Share transactions-net:
  Class A                                                      (10,324,662)      4,435,295
------------------------------------------------------------------------------------------
  Class B                                                       (6,486,902)     (3,079,891)
------------------------------------------------------------------------------------------
  Class C                                                       (4,428,000)     (4,179,924)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (21,239,564)     (2,824,520)
==========================================================================================
    Net increase (decrease) in net assets                      (12,612,692)     45,174,859
==========================================================================================

NET ASSETS:

  Beginning of year                                            150,250,503     105,075,644
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(25,489) and $(20,376), respectively)          $137,637,811    $150,250,503
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $1,983.

    For the year ended October 31, 2004, the advisor has agreed to reimburse the Fund $169,395 for an economic loss due to a trading error.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has agreed to $36,974 expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $701,605. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $292,015, $492,630 and $189,346, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $34,680 in front-end sales commissions from the sale of Class A shares and $124, $6,545 and $3,769 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,063,454      $ 65,387,145      $ (68,879,483)        $   --         $1,571,116       $39,997       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,063,454        65,387,145        (68,879,483)            --          1,571,116        39,066           --
==================================================================================================================================
  Subtotal        $10,126,908      $130,774,290      $(137,758,966)        $   --         $3,142,232       $79,063       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,368,309      $109,603,329      $ (97,033,968)        $   --         $19,937,670     $ 23,628       $   --
==================================================================================================================================
  Total           $17,495,217      $240,377,619      $(234,792,934)        $   --         $23,079,902     $102,691       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $3,264,458 and $6,588,283, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,649 and credits in custodian fees of $1,798 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $4,447.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $19,436,807 were on loan to brokers. The loans were secured by cash collateral of $19,937,670 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $23,628 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $    --
-----------------------------------------------------------------------------------
Written                                                         1,120       53,810
===================================================================================
End of year                                                     1,120      $53,810
___________________________________________________________________________________
===================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CALLS
Marvell Technology Group Ltd. (Bermuda)            04-Nov     $30.0         270      $18,359       $26,325         $ (7,966)
------------------------------------------------------------------------------------------------------------------------------
Patterson-UTI-Energy, Inc.                         04-Nov      20.0         430       12,409        11,825              584
------------------------------------------------------------------------------------------------------------------------------
Aeropostale, Inc.                                  04-Dec      35.0          69        5,051         5,520             (469)
------------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.                04-Dec      25.0         300       12,534        16,500           (3,966)
------------------------------------------------------------------------------------------------------------------------------
Textron Inc.                                       04-Dec      70.0          51        5,457         5,738             (281)
==============================================================================================================================
Total outstanding options written                                         1,120      $53,810       $65,908         $(12,098)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   7,299,747
---------------------------------------------------------------------------
Temporary book/tax differences                                      (24,275)
---------------------------------------------------------------------------
Capital loss carryforward                                      (135,806,881)
---------------------------------------------------------------------------
Shares of beneficial interest                                   266,169,220
===========================================================================
Total net assets                                              $ 137,637,811
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(12,098).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $11,166,079 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $ 90,508,026
-----------------------------------------------------------------------------
October 31, 2010                                                  45,298,855
=============================================================================
Total capital loss carryforward                                 $135,806,881
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $380,223,214 and $393,537,419, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $10,974,626
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,662,781)
===============================================================================
Net unrealized appreciation of investment securities              $ 7,311,845
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $150,238,053.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income was increased by $2,406,768 and shares of beneficial interest decreased by $2,406,768. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,854,496    $ 24,594,620     14,150,001    $71,539,332
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,227,703       7,585,746      2,662,059     13,233,376
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        736,110       4,643,791      1,160,403      5,839,097
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        148,160         960,281        165,304        856,537
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (152,130)       (960,281)      (168,817)      (856,537)
======================================================================================================================
Reacquired:
  Class A                                                     (5,641,488)    (35,879,563)   (13,569,593)   (67,960,574)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,119,216)    (13,112,367)    (3,214,850)   (15,456,730)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,449,746)     (9,071,791)    (2,057,518)   (10,019,021)
======================================================================================================================
                                                              (3,396,111)   $(21,239,564)      (873,011)   $(2,824,520)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  6.11         $  4.12       $  5.46       $ 10.50           $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.08)(a)       (0.07)(a)     (0.08)(a)     (0.10)             (0.04)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.46            2.06         (1.26)        (4.51)              0.54
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                 --
=========================================================================================================================
    Total from investment operations              0.39            1.99         (1.34)        (4.61)              0.50
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)                --
=========================================================================================================================
Net asset value, end of period                 $  6.50         $  6.11       $  4.12       $  5.46           $  10.50
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                6.38%          48.30%       (24.54)%      (45.37)%             5.00%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $75,978         $81,428       $51,822       $81,114           $147,101
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           1.84%(d)(e)     2.07%         1.89%         1.71%(e)           1.68%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.30)%(d)      (1.48)%       (1.54)%       (1.32)%            (1.04)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%               111%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 6.22%.
(d)  Ratios are based on average daily net assets of $83,432,923.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86% and 1.83% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS B
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.97         $  4.05       $  5.40       $ 10.47           $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.12)(a)       (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.45            2.02         (1.23)        (4.50)             0.54
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                --
=========================================================================================================================
    Total from investment operations              0.34            1.92         (1.35)        (4.64)             0.47
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)               --
=========================================================================================================================
Net asset value, end of period                 $  6.31         $  5.97       $  4.05       $  5.40           $ 10.47
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                5.70%          47.41%       (25.00)%      (45.81)%            4.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $45,027         $48,830       $36,060       $58,019           $94,740
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           2.49%(d)(e)     2.72%         2.55%         2.36%(e)          2.37%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.95)%(d)      (2.13)%       (2.19)%       (1.98)%           (1.73)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%              111%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d)  Ratios are based on average daily net assets of $49,263,006.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.51% and 2.48% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS C
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.97         $  4.05       $  5.40       $ 10.46           $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.12)(a)       (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.45            2.02         (1.23)        (4.49)             0.53
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                --
=========================================================================================================================
    Total from investment operations              0.34            1.92         (1.35)        (4.63)             0.46
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)               --
=========================================================================================================================
Net asset value, end of period                 $  6.31         $  5.97       $  4.05       $  5.40           $ 10.46
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                5.70%          47.41%       (25.00)%      (45.76)%            4.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================

Ratios/supplemental data:

Net assets, end of period (000s omitted)       $16,633         $19,992       $17,194       $26,483           $41,361
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           2.49%(d)(e)     2.72%         2.55%         2.36%(e)          2.37%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.95)%(d)      (2.13)%       (2.19)%       (1.98)%           (1.73)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%              111%
_________________________________________________________________________________________________________________________
=========================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d)  Ratios are based on average daily net assets of $18,934,599.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.51% and 2.48% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing


  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Emerging Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE

---------------------------------------------------------------------------------------------------------------------------------


   INTERESTED PERSONS

---------------------------------------------------------------------------------------------------------------------------------


   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products

---------------------------------------------------------------------------------------------------------------------------------


   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------


   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)

---------------------------------------------------------------------------------------------------------------------------------


   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation

---------------------------------------------------------------------------------------------------------------------------------


   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie

---------------------------------------------------------------------------------------------------------------------------------


   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation

---------------------------------------------------------------------------------------------------------------------------------


   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies

---------------------------------------------------------------------------------------------------------------------------------


   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.

---------------------------------------------------------------------------------------------------------------------------------


   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)

---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc. and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         5 Houston Center
Houston, TX 77046-1173    Suite 100                 Suite 100                 1401 McKinney
                          Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 1200
                                                                              Houston, TX 77010-4035
COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599 New York, NY 10022-3852 Houston, TX 77210-4739    Boston, MA 02110-2801

          DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME
                                                                                          TAXABLE
AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund
AIM Balanced Fund*                          AIM Developing Markets Fund                   AIM Floating Rate Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                      AIM High Yield Fund
AIM Basic Value Fund                        AIM European Small Company Fund(5)            AIM Income Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund             AIM Intermediate Government Fund
AIM Capital Development Fund                AIM Global Equity Fund(6)                     AIM Limited Maturity Treasury Fund
AIM Charter Fund                            AIM Global Growth Fund                        AIM Money Market Fund
AIM Constellation Fund                      AIM Global Value Fund                         AIM Short Term Bond Fund
AIM Core Stock Fund(1)                      AIM International Core Equity Fund(1)         AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund(7)     Premier U.S. Government Money Portfolio(1)
AIM Diversified Dividend Fund               AIM International Growth Fund
AIM Dynamics Fund(1)                        AIM Trimark Fund                              TAX-FREE
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                                                            AIM High Income Municipal Fund
AIM Large Cap Growth Fund                                                                 AIM Municipal Bond Fund
AIM Libra Fund                                       SECTOR EQUITY                        AIM Tax-Exempt Cash Fund
AIM Mid Cap Basic Value Fund                                                              AIM Tax-Free Intermediate Fund
AIM Mid Cap Core Equity Fund(2)             AIM Advantage Health Sciences Fund(1)
AIM Mid Cap Growth Fund                     AIM Energy Fund(1)                                   AIM ALLOCATION SOLUTIONS
AIM Mid Cap Stock Fund(1)                   AIM Financial Services Fund(1)
AIM Opportunities I Fund                    AIM Global Health Care Fund                   AIM Aggressive Allocation Fund
AIM Opportunities II Fund                   AIM Gold & Precious Metals Fund(1)            AIM Conservative Allocation Fund
AIM Opportunities III Fund                  AIM Health Sciences Fund(1)                   AIM Moderate Allocation Fund
AIM Premier Equity Fund                     AIM Leisure Fund(1)
AIM S&P 500 Index Fund(1)                   AIM Multi-Sector Fund(1)
AIM Select Equity Fund                      AIM Real Estate Fund
AIM Small Cap Equity Fund(3)                AIM Technology Fund(1)
AIM Small Cap Growth Fund(4)                AIM Utilities Fund(1)
AIM Small Company Growth Fund(1)
AIM Total Return Fund*(1)                   ========================================================================================
AIM Trimark Endeavor Fund                   CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Small Companies Fund            AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Weingarten Fund                         AND READ IT THOROUGHLY BEFORE INVESTING.
                                            ========================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com               EMG-AR-1               A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
=====================================================================================
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
=====================================================================================

                                                                    APPENDIX III

                                                                  AIM LIBRA FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM LIBRA FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o The Conference Board is a
not available as an investment for           Composite Index of 500 Stocks (the S&P        not-for-profit organization that
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      conducts research and publishes
Section 401 of the Internal Revenue          index of common stocks frequently used        information and analysis to help
Code, including 401(k) plans, money          as a general measure of U.S. stock            businesses strengthen their performance.
purchase pension plans and profit            market performance.
sharing plans. Plans that have existing                                                    o The returns shown in the Management's
accounts invested in Class B shares will     o The unmanaged MSCI World Index is a         Discussion of Fund Performance are based
continue to be allowed to make               group of global securities tracked by         on net asset values calculated for
additional purchases.                        Morgan Stanley Capital International.         shareholder transactions. Generally
                                                                                           accepted accounting principles require
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Russell                       adjustments to be made to the net assets
                                             Midcap--Registered Trademark-- Growth         of the fund at period end for financial
o Investing in small and mid-size            Index is a subset of the Russell              reporting purposes, and as such, the net
companies involves risks not associated      Midcap--Registered Trademark-- Index,         asset values for shareholder
with investing in more established           which represents the performance of the       transactions and the returns based on
companies. Also, small companies have        stocks of domestic mid-capitalization         those net asset values may differ from
business risk, significant stock price       companies; the Growth subset measures         the net asset values and returns
fluctuations and illiquidity.                the performance of Russell Midcap             reported in the Financial Highlights.
                                             companies with higher price/book ratios
o International investing presents           and higher forecasted growth values.          o Industry classifications used in this
certain risks not associated with                                                          report are generally according to the
investing solely in the United States.       o The unmanaged Lipper Multi-Cap Growth       Global Industry Classification Standard,
These include risks relating to              Fund Index represents an average of the       which was developed by and is the
fluctuations in the value of the U.S.        performance of the 30 largest                 exclusive property and a service mark of
dollar relative to the values of other       multi-capitalization growth funds             Morgan Stanley Capital International
currencies, the custody arrangements         tracked by Lipper, Inc., an independent       Inc. and Standard & Poor's.
made for the fund's foreign holdings,        mutual fund performance monitor.
differences in accounting, political                                                       The fund files its complete schedule of
risks and the lesser degree of public        o The fund is not managed to track the        portfolio holdings with the Securities
information required to be provided by       performance of any particular index,          and Exchange Commission ("SEC") for the
non-U.S. companies. The fund may invest      including the indexes defined here, and       1st and 3rd quarters of each fiscal year
up to 25% of its assets in the               consequently, the performance of the          on Form N-Q. The fund's Form N-Q filings
securities of non-U.S. issuers.              fund may deviate significantly from the       are available on the SEC's Web site at
                                             performance of the indexes.                   http://www.sec.gov. Copies of the fund's
o The fund may participate in the                                                          Forms N-Q may be reviewed and copied at
initial public offering (IPO) market in      o A direct investment cannot be made in       the SEC's Public Reference Room at 450
some market cycles. Because of the           an index. Unless otherwise indicated,         Fifth Street, N.W., Washington, D.C.
fund's small asset base, any investment      index results include reinvested              20549-0102. You can obtain information
the fund may make in IPOs may                dividends, and they do not reflect sales      on the operation of the Public Reference
significantly affect the fund's total        charges. Performance of an index of           Room, including information about
return. As the fund's assets grow, the       funds reflects fund expenses;                 duplicating fee charges, by calling
impact of IPO investments will decline,      performance of a market index does not.       1-202-942-8090 or by electronic request
which may reduce the effect of IPO                                                         at the following e-mail address:
investments on the fund's total return.                                                    publicinfo@sec.gov. The SEC file numbers
                                                                                           for the fund are 811-05426 and 33-19338.
o Because of the fund's relatively high                                                    The fund's most recent portfolio
degree of turnover and volatility, it is                                                   holdings, as filed on Form N-Q, are also
best suited for aggressive investors.                                                      available at www.AIMinvestments.com.

                                                                                           A description of the policies and
                                                                                           procedures that the fund uses to
                                                                                           determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, from our
                                                                                           Client Services department at
                                                                                           800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    AN IMPORTANT ANNOUNCEMENT ABOUT YOUR FUND'S MANAGEMENT

                    Jonathan Schoolar, who has been with AIM since 1986, will retire from the company December 31, 2004. Jay Rushin, who has been with the company for 10 years and manages aggressive growth fund portfolios, will become manager of AIM Libra Fund. The departure of Mr. Schoolar will not change the objective, strategy, or management philosophy of the fund.

                       All of us at AIM appreciate Mr. Schoolar's many years of
                    dedicated service to AIM Investments and to the shareholders of the fund. He has played an important role in AIM's success, and we wish him the best in his future endeavors.

                       The following pages of this report provide an explanation
                    of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                    --------------------------          -----------------------
                    Robert H. Graham                    Mark H. Williamson
                    Chairman, AIM Investments           CEO & President, AIM
                    President & Vice Chairman,          Investments Trustee,
                    AIM Funds                           AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTEREST RATES AND UNCERTAINTIES                                                           GDP." The Conference Board reported that
AFFECTED AGGRESSIVE STOCKS                                                                 consumer sentiment hit a two-year high
                                                                                           in July before declining in August,
For the fiscal year ended October 31,        tapered off from an annualized rate of        September and October. The Conference
2004, AIM Libra Fund's Class A shares        7.4% in the third quarter of 2003 to a        Board also reported that its index of
returned -10.09% at net asset value          more modest 3.9% in the third quarter of      leading economic indicators declined in
(NAV). PERFORMANCE SHOWN AT NAV DOES NOT     2004.                                         September, its fourth consecutive
INCLUDE FRONT-END SALES CHARGES, WHICH                                                     monthly decline.
WOULD HAVE REDUCED THE PERFORMANCE. The         Generally positive economic
results for the other share classes of       developments prompted the U.S. Federal        YOUR FUND
the fund and its comparison indexes are      Reserve (the Fed) to raise its federal
shown in the table on page 3.                funds target rate from a decades-low          Following the fund's strategy, we
                                             1.00%, where it stood at the beginning        invested in stocks showing positive
   The fund underperformed the S&P 500       of the fiscal year, to 1.75% by the           earnings revision in any sector of the
Index, which returned 9.41%, the Russell     fiscal year's close. The first of these       market. We looked for long-term
Midcap Growth Index, which returned          increases occurred June 30, 2004, but         performance by seeking stocks with high
8.77%, and the Lipper Multi-Cap Growth       twice in April, Fed Chairman Alan             growth potential in whatever sector or
Fund Index, which returned 5.75%. We         Greenspan's remarks had forewarned            capitalization size we might find them.
believe that the fund underperformed         investors of rising rates. After his          We bought stocks of companies that were
primarily because of the downturn in         remarks, stock indexes fell, and for          beating earnings expectations where we
expectations for rapid growth of the         that month the Russell Midcap Growth          believed the potential return was the
economy. The fund's strategy involves        Index returned -2.82%.                        highest.
buying stocks with very high
expectations for growth, and if they            Near the end of the period, in its            We selected the most aggressive
live up to those expectations, they tend     anecdotal report on the economy released      stocks that fit our earnings growth
to be high-reward stocks. However, when      in late October, the Fed said economic        strategy. Aggressive stocks are often
investors' expectations for the economy      activity continued to expand in               the stocks of rapidly growing companies.
change significantly, these stocks may       September and early October. The Fed          Also, the price trends of aggressive
perform poorly.                              said that higher energy costs were            stocks are likely to be more volatile
                                             constraining consumer and business            than those of other stocks. Our
MARKET CONDITIONS                            spending and capital spending and hiring      selection of aggressive stocks and the
                                             were rising modestly.                         rapidly expanding economy enabled the
The U.S. economy showed signs of                                                           fund to post strong returns throughout
strength during the fiscal year ended           This generally positive economic news      2003. However, our choice of aggressive
October 31, 2004. Economic news was          was offset by geopolitical uncertainty        stocks was not successful in the market
generally positive, and it included          and terrorism concerns, as well as            climate of 2004. Market performance for
expansion of gross domestic product          soaring oil prices. In mid-October, Mr.       2004 has been modest, as exemplified by
(GDP), the broadest measure of overall       Greenspan said that "so far this year,        the S&P 500 Index's
economic activity. While positive, GDP       the rise in the value of imported             calendar-year-to-date return of 3.06% as
growth                                       oil--essentially a tax on U.S.                of October 31, 2004.
                                             residents--has amounted to about 3/4 [of
                                             one] percent of                                  In April and May of 2004, we saw a
                                                                                           rather significant change in market
                                                                                           expectations in a


====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                              1. Tekelec                           1.7%     1. Oil & Gas Equipment & Services   7.2%
                     [PIE CHART]
                                              2. F5 Networks, Inc.                 1.6      2. Homebuilding                     6.0
Industrials                         13.3%
                                              3. Cree, Inc.                        1.5      3. Biotechnology                    6.0
Information Technology              21.3%
                                              4. Urban Outfitters, Inc.            1.5      4. Specialty Stores                 4.8
Materials                            7.0%
                                              5. Microsoft Corp.                   1.5      5. Communications Equipment         4.4
Telecommunication Services           1.4%
                                              6. Cognizant Technology Solutions             6. IT Consulting & Other Services   4.1
Money Market Funds Plus Other                    Corp.-Class A                     1.4
Assets Less Liabilities              0.7%                                                   7. Oil & Gas Refining, Marketing
                                              7. Tessera Technologies Inc.         1.4         & Transportation                 3.8
Consumer Discretionary              22.3%
                                              8. CACI International Inc.-Class A   1.4      8. Property & Casualty Insurance    3.8
Energy                              13.4%
                                              9. Western Wireless Corp.-Class A    1.4      9. Pharmaceuticals                  3.7
Financials                           6.1%
                                             10. Hunt (J.B.) Transport Services,           10. Internet Software & Services     3.6
Health Care                         14.5%        Inc.                              1.4


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

relatively short period of time. At the                                                    a decline in orders made investors fear
end of April, the advance estimate for          The fund's performance in the              that supply would catch up with demand
first-quarter-2004 GDP came in at 4.2%,      consumer staples, financials and              by the end of the year, and the industry
which was even with GDP growth in            information technology (IT) sectors           as a whole suffered. Over the period, we
fourth-quarter 2003, but it was far          detracted from fund performance. The          significantly reduced the fund's
below expectations. Also in April, the       fund's IT stocks were the largest             exposure to semiconductor industry
Fed indicated that it would likely begin     detractor to performance because of the       stocks.
to raise rates, which it did in June.        fund's overweight position and the
Whether the economy was slowing on its       change in the sector's performance for        IN CLOSING
own or whether the anticipated rise in       2004. For calendar-year 2003,
interest rates caused a slowdown, the        information technology stocks turned in       Historically, many factors may drive
result was that the stocks that we had       the highest performance of any sector in      stock performance over the short term,
expected to perform well did not.            the S&P 500 Index. Because of reduced         but we believe that over the long term,
                                             corporate spending in the sector, as of       earnings growth and its sustainability
   In following our earnings growth          October 31, 2004, the year-to-date            dictate performance. Despite the fund's
strategy, we look for stocks that are        return for the IT sector of the same          recent lagging performance, we
experiencing positive earnings momentum.     index was -4.93%.                             maintained our strategy of identifying
When fund holdings disappoint, as they                                                     companies exhibiting strong earnings
did in April, positive momentum is              Two stocks that benefited fund             momentum, which we believed could
halted, and we may replace those             performance were Akami Technologies and       position the fund to perform well over a
holdings with stocks exhibiting positive     Nuevo Energy. Akami Technologies offers       long-term investment horizon.
momentum. This enables the fund to           e-business solutions for customers
remain true to the earnings momentum         seeking to conduct business over the          THE VIEWS AND OPINIONS EXPRESSED IN
theory, which we believe has been shown      Internet. The company benefited from an       MANAGEMENT'S DISCUSSION OF FUND
to be an effective long-term strategy,       increase in monthly committed customer        PERFORMANCE ARE THOSE OF A I M ADVISORS,
but it does not undo the short-term          revenues.                                     INC. THESE VIEWS AND OPINIONS ARE
damage of earnings disappointments. It                                                     SUBJECT TO CHANGE AT ANY TIME BASED ON
also increases portfolio turnover, which        Nuevo Energy, an oil and gas               FACTORS SUCH AS MARKET AND ECONOMIC
is a likely outcome of an aggressive         exploration and production company, had       CONDITIONS. THESE VIEWS AND OPINIONS MAY
investment strategy. In following an         domestic operations in California and on      NOT BE RELIED UPON AS INVESTMENT ADVICE
aggressive strategy, we look for the         the Gulf Coast. It was purchased by           OR RECOMMENDATIONS, OR AS AN OFFER FOR A
highest possible return and may often        Plains Exploration and Production             PARTICULAR SECURITY. THE INFORMATION IS
replace a holding when a more attractive     Company. We sold the fund's holdings in       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
investment opportunity is identified.        Akami and Nuevo and used profits to           OF ANY MARKET, COUNTRY, INDUSTRY,
                                             purchase new stocks.                          SECURITY OR THE FUND. STATEMENTS OF FACT
   The best-performing sector for the                                                      ARE FROM SOURCES CONSIDERED RELIABLE,
fund was the energy sector. The fund            Amkor, Fairchild and Silicon Storage       BUT A I M ADVISORS, INC. MAKES NO
also posted positive returns in six          Technology were among stocks that             REPRESENTATION OR WARRANTY AS TO THEIR
other sectors: materials,                    detracted from fund performance. These        COMPLETENESS OR ACCURACY. ALTHOUGH
telecommunications services, health          are semiconductor and semiconductor           HISTORICAL PERFORMANCE IS NO GUARANTEE
care, utilities, industrials and             equipment stocks that the fund no longer      OF FUTURE RESULTS, THESE INSIGHTS MAY
consumer discretionary.                      owned at the close of the period. The         HELP YOU UNDERSTAND OUR INVESTMENT
                                             semiconductor industry enjoyed a surge        MANAGEMENT PHILOSOPHY.
                                             in demand throughout 2003. In 2004,
                                                                                                 See important fund and index
                                                                 JONATHAN C. SCHOOLAR           disclosures inside front cover.
                                                                 Mr. Schoolar,
                                                                 Chartered Financial
                                                 [SCHOOLAR       Analyst, is the
                                                  PHOTO]         portfolio manager of
                                                                 AIM Libra Fund. He
                                                                 has been in the
                                                                 investment business
                                                                 since 1983.
                                             He joined AIM in 1986 as head of equity
                                             trading. He then served as associate
                                             portfolio manager until assuming his
                                             current title in 1992. He has been
                                             responsible for the fund since its
                                             inception in 2002. Mr. Schoolar received
                                             his B.B.A. in finance from the
                                             University of Texas at Austin.

                                             Assisted by the Large-Cap Growth Team.

                                             Effective December 31, 2004, Jay
                                             Rushin, AIM portfolio manager since 2001,
                                             will manage AIM Libra Fund. He will be
                                             assisted by the Aggressive Growth Team.

=================================================================================

FUND VS. INDEXES

TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF SALES
CHARGES WERE INCLUDED, RETURNS WOULD BE
LOWER.

Class A Shares                                                           -10.09%

Class B Shares                                                           -10.62

Class C Shares                                                           -10.67

S&P 500 Index (Broad Market Index)                                         9.41

Russell Midcap Growth Index (Style-specific Index)                         8.77

Lipper Multi-Cap Growth Fund Index (Peer Group Index)                      5.75
Source: Lipper, Inc.

TOTAL NET ASSETS                                                  $49.8 MILLION

TOTAL NUMBER OF HOLDINGS*                                                    80
=================================================================================                  [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the fund
As a shareholder of the fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
understand your ongoing costs (in            PURPOSES                                      contingent deferred sales charges on
dollars) of investing in the fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds. In addition,
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may
expenses. You may use the information in
this table,


====================================================================================================================================

                                          ACTUAL                         HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES        ENDING ACCOUNT     EXPENSES
                VALUE              VALUE        PAID DURING          VALUE         PAID DURING
              (5/1/04)         (10/31/04)(1)     PERIOD(2)         (10/31/04)       PERIOD(2)
Class A       $1,000.00           $978.40          $ 9.15          $1,015.89         $ 9.32
Class B        1,000.00            974.90           12.36           1,012.62          12.60
Class C        1,000.00            974.90           12.36           1,012.62          12.60

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -2.16%, -2.51%, and -2.51% for Classes A, B, and C
shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.84%, 2.49%, and 2.49% for
Classes A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                  [ARROW
                                                                                                  BUTTON  For More Information Visit
                                                                                                  IMAGE]     AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/1/02 (inception of Class A, B and C
                                             shares) - 10/31/04 (Index results are
   Your fund's total return includes         from 10/31/02.)
reinvested distributions, fund expenses
and management fees. Results for Class B                                       [MOUNTAIN CHART]
share are calculated as if a
hypothetical shareholder had liquidated                                                           Lipper
his entire investment in the fund at the               AIM Libra     AIM Libra     AIM Libra     Multi-Cap
close of the reporting period and paid                Fund Class A  Fund Class B  Fund Class C  Growth Fund  Russell Midcap  S&P 500
the applicable contingent deferred sales      Date       Shares        Shares        Shares         Index     Growth Index    Index
charges. Index results include
reinvested dividends. Performance of an      8/30/02     $ 9450        $10000        $10000
index of funds reflects fund expenses        10/02         9450         10000         10000        $10000        $10000       $10000
and management fees; performance of a        11/02         9441          9980          9980         10626         10783        10588
market index does not. Performance shown     12/02         9016          9530          9530          9841         10131         9966
in the chart does not reflect deduction      1/03          8912          9420          9420          9679         10032         9706
of taxes a shareholder would pay on fund     2/03          8647          9121          9130          9613          9945         9560
distributions or sale of fund shares.        3/03          8780          9270          9270          9765         10130         9652
Performance of the indexes does not          4/03          9450          9960          9960         10479         10819        10447
reflect the effects of taxes.                5/03         10395         10960         10959         11249         11860        10997
                                             6/03         10707         11280         11279         11380         12030        11138
AVERAGE ANNUAL TOTAL RETURNS                 7/03         11416         12020         12030         11732         12460        11334
As of 10/31/04, including applicable         8/03         12021         12650         12660         12201         13146        11555
sales charges                                9/03         11804         12410         12419         11966         12891        11432
                                             10/03        12844         13479         13500         12814         13930        12079
CLASS A SHARES                               11/03        13249         13909         13920         13048         14302        12185
Inception (11/1/02)       7.48%              12/03        12909         13539         13561         13323         14459        12823
1 Year                  -15.03               1/04         13296         13940         13951         13656         14936        13059
                                             2/04         13135         13770         13781         13836         15186        13240
CLASS B SHARES                               3/04         13041         13660         13680         13794         15157        13040
Inception (11/1/02)       7.94%              4/04         11802         12359         12370         13332         14730        12836
1 Year                  -15.08               5/04         12247         12820         12830         13646         15077        13012
                                             6/04         12531         13101         13120         13938         15317        13265
CLASS C SHARES                               7/04         11632         12160         12169         12955         14303        12826
Inception (11/1/02)       9.83%              8/04         11282         11791         11799         12772         14126        12877
1 Year                  -11.57               9/04         11755         12272         12290         13265         14654        13017
                                             10/04       $11549        $11649        $12059        $13550        $15151       $13216
                                                                                                                 Source: Lipper,Inc.

                                             In addition to returns as of the close        The performance data quoted represent
                                             of the fiscal year, industry regulations      past performance and cannot guarantee
                                             require us to provide average annual          comparable future results; current
                                             total returns as of 9/30/04, the most         performance may be lower or higher.
                                             recent calendar quarter-end.                  Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
                                             AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
                                             As of 9/30/04, including applicable           distributions, changes in net asset
                                             sales charges                                 value and the effect of the maximum
                                                                                           sales charge unless otherwise stated.
                                             CLASS A SHARES                                Investment return and principal value
                                             Inception (11/1/02)      8.83%                will fluctuate so that you may have a
                                             1 Year                  -5.91                 gain or loss when you sell shares.

                                             CLASS B SHARES                                   Class A share performance reflects
                                             Inception (11/1/02)      9.37%                the maximum 5.50% sales charge, and
                                             1 Year                  -6.07                 Class B and Class C share performance
                                                                                           reflects the applicable contingent
                                             CLASS C SHARES                                deferred sales charge (CDSC) for the
                                             Inception (11/1/02)     11.38%                period involved. The CDSC on Class B
                                             1 Year                  -2.04                 shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                                                                           of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                                                                           purchase. The performance of the fund's
                                                                                           share classes will differ due to
                                                                                           different sales charge structures and
                                                                                           class expenses.

                                                                                              Had the advisor not waived fees
                                                                                           and/or reimbursed expenses, returns
                                                                                           would have been lower.


====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
COMMON STOCKS-99.31%

AEROSPACE & DEFENSE-1.20%

DRS Technologies, Inc.(a)                       16,500    $   597,630
=====================================================================

APPAREL RETAIL-2.71%

Guess?, Inc.(a)                                 35,700        596,190
---------------------------------------------------------------------
Urban Outfitters, Inc.(a)                       18,300        750,300
=====================================================================
                                                            1,346,490
=====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.23%

Fossil, Inc.(a)                                 20,500        610,080
=====================================================================

APPLICATION SOFTWARE-1.29%

RSA Security Inc.(a)                            31,500        644,490
=====================================================================

BIOTECHNOLOGY-5.95%

Affymetrix, Inc.(a)                             21,000        640,500
---------------------------------------------------------------------
Celgene Corp.(a)                                21,400        633,868
---------------------------------------------------------------------
Gen-Probe Inc.(a)                               15,600        546,624
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        16,800        581,784
---------------------------------------------------------------------
United Therapeutics Corp.(a)                    17,900        559,554
=====================================================================
                                                            2,962,330
=====================================================================

CASINOS & GAMING-1.31%

Penn National Gaming, Inc.(a)                   15,700        652,021
=====================================================================

COMMUNICATIONS EQUIPMENT-4.36%

F5 Networks, Inc.(a)                            20,000        799,000
---------------------------------------------------------------------
Tekelec(a)                                      37,200        830,304
---------------------------------------------------------------------
Tellabs, Inc.(a)                                67,700        541,600
=====================================================================
                                                            2,170,904
=====================================================================

COMPUTER & ELECTRONICS RETAIL-1.23%

Electronics Boutique Holdings Corp.(a)          18,000        614,520
=====================================================================

COMPUTER HARDWARE-1.14%

PalmOne, Inc.(a)                                19,600        567,812
=====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-3.28%

AGCO Corp.(a)                                   25,900        502,978
---------------------------------------------------------------------
CNH Global N.V. (Netherlands)                   31,800        542,190
---------------------------------------------------------------------
Cummins Inc.                                     8,400        588,672
=====================================================================
                                                            1,633,840
=====================================================================

CONSUMER FINANCE-1.17%

AmeriCredit Corp.(a)                            30,100        583,940
=====================================================================

DEPARTMENT STORES-1.24%

J.C. Penney Co., Inc.                           17,900        619,161
=====================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

United Rentals, Inc.(a)                         41,600        642,720
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


ELECTRONIC EQUIPMENT MANUFACTURERS-1.15%

Tektronix, Inc.                                 18,900    $   573,237
=====================================================================

EMPLOYMENT SERVICES-2.59%

Resources Connection, Inc.(a)                   15,600        654,888
---------------------------------------------------------------------
Robert Half International Inc.                  23,900        634,067
=====================================================================
                                                            1,288,955
=====================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.08%

Mosaic Co. (The)(a)                             35,700        536,928
=====================================================================

FOREST PRODUCTS-1.20%

Weyerhaeuser Co.                                 9,500        595,080
=====================================================================

HEALTH CARE FACILITIES-1.24%

Kindred Healthcare, Inc.(a)                     25,600        616,960
=====================================================================

HEALTH CARE SUPPLIES-1.28%

Dade Behring Holdings Inc.(a)                   11,300        636,077
=====================================================================

HOMEBUILDING-6.04%

D.R. Horton, Inc.                               19,200        576,000
---------------------------------------------------------------------
KB HOME                                          7,200        592,200
---------------------------------------------------------------------
M.D.C. Holdings, Inc.                            8,400        644,700
---------------------------------------------------------------------
Pulte Homes, Inc.                               10,300        565,264
---------------------------------------------------------------------
Standard Pacific Corp.                          11,200        628,880
=====================================================================
                                                            3,007,044
=====================================================================

HOTELS, RESORTS & CRUISE LINES-1.29%

Starwood Hotels & Resorts Worldwide, Inc.       13,400        639,582
=====================================================================

INDUSTRIAL MACHINERY-1.08%

Reliance Steel & Aluminum Co.                   15,700        538,824
=====================================================================

INTERNET SOFTWARE & SERVICES-3.56%

Ask Jeeves, Inc.(a)                             18,900        487,242
---------------------------------------------------------------------
EarthLink, Inc.(a)                              58,800        607,404
---------------------------------------------------------------------
InfoSpace, Inc.(a)                              12,900        677,250
=====================================================================
                                                            1,771,896
=====================================================================

IT CONSULTING & OTHER SERVICES-4.13%

CACI International Inc.-Class A(a)              11,600        707,252
---------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class
  A(a)                                          21,000        714,000
---------------------------------------------------------------------
Keane, Inc.(a)                                  40,100        633,981
=====================================================================
                                                            2,055,233
=====================================================================

MANAGED HEALTH CARE-2.34%

CIGNA Corp.                                      9,000        571,140
---------------------------------------------------------------------
Humana Inc.(a)                                  31,000        593,650
=====================================================================
                                                            1,164,790
=====================================================================


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.28%

Pixar(a)                                         7,900    $   635,318
=====================================================================

OIL & GAS DRILLING-1.17%

ENSCO International Inc.                        19,000        580,450
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-7.16%

Cal Dive International, Inc.(a)                 17,000        601,970
---------------------------------------------------------------------
Hydril(a)                                       14,500        637,855
---------------------------------------------------------------------
Maverick Tube Corp.(a)                          20,100        530,037
---------------------------------------------------------------------
Offshore Logistics, Inc.(a)                     18,100        654,496
---------------------------------------------------------------------
Oil States International, Inc.(a)               31,200        572,832
---------------------------------------------------------------------
Veritas DGC Inc.(a)                             26,800        565,480
=====================================================================
                                                            3,562,670
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.24%

Ultra Petroleum Corp. (Canada)(a)               12,700        617,220
=====================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.83%

Sunoco, Inc.                                     8,600        639,496
---------------------------------------------------------------------
Tesoro Petroleum Corp.(a)                       21,000        635,880
---------------------------------------------------------------------
Williams Cos., Inc. (The)                       50,600        633,006
=====================================================================
                                                            1,908,382
=====================================================================

PAPER PACKAGING-1.12%

Temple-Inland Inc.                               9,400        555,728
=====================================================================

PAPER PRODUCTS-1.25%

MeadWestvaco Corp.                              19,700        621,141
=====================================================================

PHARMACEUTICALS-3.71%

Connectics Corp.(a)                             23,500        631,680
---------------------------------------------------------------------
IVAX Corp.(a)                                   32,500        588,250
---------------------------------------------------------------------
MGI Pharma, Inc.(a)                             23,500        626,745
=====================================================================
                                                            1,846,675
=====================================================================

PHOTOGRAPHIC PRODUCTS-1.09%

Eastman Kodak Co.                               17,900        542,012
=====================================================================

PROPERTY & CASUALTY INSURANCE-3.76%

Midland Co. (The)                               22,400        618,912
---------------------------------------------------------------------
Ohio Casualty Corp.(a)                          29,600        618,048
---------------------------------------------------------------------
SAFECO Corp.                                    13,700        633,488
=====================================================================
                                                            1,870,448
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


SEMICONDUCTOR EQUIPMENT-1.43%

Tessera Technologies Inc.(a)                    25,400    $   709,422
=====================================================================

SEMICONDUCTORS-2.73%

Cree, Inc.(a)                                   21,900        755,769
---------------------------------------------------------------------
Silicon Image, Inc.(a)                          43,900        601,430
=====================================================================
                                                            1,357,199
=====================================================================

SPECIALTY STORES-4.83%

Barnes & Noble, Inc.(a)                         17,000        565,590
---------------------------------------------------------------------
Borders Group, Inc.                             25,400        578,866
---------------------------------------------------------------------
Guitar Center, Inc.(a)                          13,900        620,357
---------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        16,700        637,439
=====================================================================
                                                            2,402,252
=====================================================================

STEEL-2.39%

United States Steel Corp.                       16,500        605,880
---------------------------------------------------------------------
Worthington Industries, Inc.                    29,500        585,575
=====================================================================
                                                            1,191,455
=====================================================================

SYSTEMS SOFTWARE-1.50%

Microsoft Corp.                                 26,600        744,534
=====================================================================

THRIFTS & MORTGAGE FINANCE-1.13%

IndyMac Bancorp, Inc.                           17,400        561,324
=====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.23%

Fastenal Co.                                    11,100        613,053
=====================================================================

TRUCKING-2.67%

Arkansas Best Corp.                             16,600        648,894
---------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.            16,600        678,276
=====================================================================
                                                            1,327,170
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.41%

Western Wireless Corp.-Class A(a)               24,000        699,360
=====================================================================
    Total Common Stocks (Cost $49,457,693)                 49,416,357
=====================================================================

MONEY MARKET FUNDS-0.98%

Liquid Assets Portfolio-Institutional
  Class(b)                                     245,255        245,255
---------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    245,255        245,255
=====================================================================
    Total Money Market Funds (Cost $490,510)                  490,510
=====================================================================
TOTAL INVESTMENTS-100.29% (Cost $49,948,203)               49,906,867
=====================================================================
OTHER ASSETS LESS LIABILITIES-(0.29%)                        (146,111)
=====================================================================
NET ASSETS-100.00%                                        $49,760,756
_____________________________________________________________________
=====================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $49,457,693)                                  $49,416,357
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $490,510)                                   490,510
===========================================================
    Total investments (cost $49,948,203)         49,906,867
___________________________________________________________
===========================================================
Receivables for:
  Fund shares sold                                    7,145
-----------------------------------------------------------
  Dividends                                          15,658
-----------------------------------------------------------
  Amount due from advisor                             9,829
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                5,722
-----------------------------------------------------------
Other assets                                         24,075
===========================================================
    Total assets                                 49,969,296
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            118,941
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             6,163
-----------------------------------------------------------
Accrued distribution fees                            22,810
-----------------------------------------------------------
Accrued trustees' fees                                  958
-----------------------------------------------------------
Accrued transfer agent fees                          12,489
-----------------------------------------------------------
Accrued operating expenses                           47,179
===========================================================
    Total liabilities                               208,540
===========================================================
Net assets applicable to shares outstanding     $49,760,756
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $52,052,101
-----------------------------------------------------------
Undistributed net investment income (loss)           (5,558)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (2,244,451)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                             (41,336)
===========================================================
                                                $49,760,756
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $34,322,587
___________________________________________________________
===========================================================
Class B                                         $ 9,712,351
___________________________________________________________
===========================================================
Class C                                         $ 5,725,818
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,812,173
___________________________________________________________
===========================================================
Class B                                             806,882
___________________________________________________________
===========================================================
Class C                                             475,142
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.21
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.21 divided by
      94.50%)                                   $     12.92
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     12.04
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     12.05
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $663)            $   221,263
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       27,016
=========================================================================
    Total investment income                                       248,279
=========================================================================

EXPENSES:

Advisory fees                                                     500,269
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     26,245
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         149,496
-------------------------------------------------------------------------
  Class B                                                         100,989
-------------------------------------------------------------------------
  Class C                                                          60,432
-------------------------------------------------------------------------
Transfer agent fees                                               127,367
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             12,948
-------------------------------------------------------------------------
Professional fees                                                  62,776
-------------------------------------------------------------------------
Other                                                             103,755
=========================================================================
    Total expenses                                              1,194,277
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (31,798)
=========================================================================
    Net expenses                                                1,162,479
=========================================================================
Net investment income (loss)                                     (914,200)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (2,082,570)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (4,870,214)
=========================================================================
Net gain (loss) from investment securities                     (6,952,784)
=========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $(7,866,984)
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (914,200)   $  (189,529)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    future contracts                                           (2,082,570)        53,689
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (4,870,214)     4,828,878
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (7,866,984)     4,693,038
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (28,055)            --
----------------------------------------------------------------------------------------
  Class B                                                          (5,972)            --
----------------------------------------------------------------------------------------
  Class C                                                          (3,533)            --
========================================================================================
    Decrease in net assets resulting from distributions           (37,560)            --
========================================================================================
Share transactions-net:
  Class A                                                       7,617,531     28,645,977
----------------------------------------------------------------------------------------
  Class B                                                       4,606,564      5,959,059
----------------------------------------------------------------------------------------
  Class C                                                       3,008,051      3,135,080
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              15,232,146     37,740,116
========================================================================================
    Net increase in net assets                                  7,327,602     42,433,154
========================================================================================

NET ASSETS:

  Beginning of year                                            42,433,154             --
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(5,558) and $(2,859), respectively)            $49,760,756    $42,433,154
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Libra Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.80%, 2.45% and 2.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $9,468.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $20,978 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $127,367. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $149,496, $100,989 and $60,432, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $58,000 in front-end sales commissions from the sale of Class A shares and $725, $3,243, and $3,619 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES     PROCEEDS FROM     APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                        10/31/03        AT COST          SALES        (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class      $1,671,878     $45,940,740    $(47,367,363)       $    --          $245,255      $13,666       $    --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       1,671,878     45,940,740      (47,367,363)            --           245,255       13,350            --
===================================================================================================================================
  Subtotal                 $3,343,756     $91,881,480    $(94,734,726)       $    --          $490,510      $27,016       $    --
===================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $4,045,424 and $949,506, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $874 and credits in custodian fees of $478 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,352.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,430 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                               2004        2003
---------------------------------------------------------------------------------
Distributions paid from ordinary income                       $37,560    $     --
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
---------------------------------------------------------------------------
Unrealized appreciation (depreciation)-investments              $  (176,252)
---------------------------------------------------------------------------
Temporary book/tax differences                                       (5,558)
---------------------------------------------------------------------------
Capital loss carryforward                                        (2,109,535)
---------------------------------------------------------------------------
Shares of beneficial interest                                    52,052,101
===========================================================================
Total net assets                                                $49,760,756
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2012                                                 $2,109,535
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $350,019,904 and $334,673,775, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 2,002,761
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,179,013)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $  (176,252)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $50,083,119.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $911,501, undistributed net realized gain (loss) was increased by $477 and shares of beneficial interest decreased by $911,978. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,006,233    $ 27,519,955    2,569,911    $30,729,918
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        658,702       8,912,015      541,811      6,655,534
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        398,756       5,378,501      302,832      3,644,450
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          1,911          25,584           --             --
--------------------------------------------------------------------------------------------------------------------
  Class B                                                            434           5,762           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                            232           3,091           --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         41,097         548,123        4,523         57,488
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (41,533)       (548,123)      (4,552)       (57,488)
====================================================================================================================
Reacquired:
  Class A                                                     (1,621,878)    (20,476,131)    (189,624)    (2,141,429)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (293,856)     (3,763,090)     (54,124)      (638,987)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (184,618)     (2,373,541)     (42,060)      (509,370)
====================================================================================================================
                                                                 965,480    $ 15,232,146    3,128,717    $37,740,116
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 27% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. There is also one individual that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                     CLASS A
                                                              ---------------------
                                                                   YEAR ENDED
                                                                   OCTOBER 31,
                                                              ---------------------
                                                               2004          2003
-----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.59       $ 10.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.18)(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.19)         3.77
===================================================================================
    Total from investment operations                            (1.37)         3.59
===================================================================================
Less distributions from net realized gains                      (0.01)           --
===================================================================================
Net asset value, end of period                                $ 12.21       $ 13.59
___________________________________________________________________________________
===================================================================================
Total return(b)                                                (10.09)%       35.90%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,323       $32,398
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.80%(c)      1.80%
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.85%(c)      3.24%
===================================================================================
Ratio of net investment income (loss) to average net assets     (1.38)%(c)    (1.54)%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                           600%          325%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $42,713,118.

                                                                    CLASS B
                                                              --------------------
                                                                   YEAR ENDED
                                                                  OCTOBER 31,
                                                              --------------------
                                                               2004          2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.48       $10.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)(a)    (0.26)(a)
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.17)        3.74
==================================================================================
    Total from investment operations                            (1.43)        3.48
==================================================================================
Less distributions from net realized gains                      (0.01)          --
==================================================================================
Net asset value, end of period                                $ 12.04       $13.48
__________________________________________________________________________________
==================================================================================
Total return(b)                                                (10.62)%      34.80%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 9,712       $6,515
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.45%(c)     2.45%
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.50%(c)     3.89%
==================================================================================
Ratio of net investment income (loss) to average net assets     (2.03)%(c)   (2.19)%
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate                                           600%         325%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $10,098,857.

                                                                    CLASS C
                                                              --------------------
                                                                   YEAR ENDED
                                                                  OCTOBER 31,
                                                              --------------------
                                                               2004          2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.50       $10.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)(a)    (0.26)(a)
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.18)        3.76
==================================================================================
    Total from investment operations                            (1.44)        3.50
==================================================================================
Less distributions from net realized gains                      (0.01)          --
==================================================================================
Net asset value, end of period                                $ 12.05       $13.50
__________________________________________________________________________________
==================================================================================
Total return(b)                                                (10.67)%      35.00%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,726       $3,520
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.45%(c)     2.45%
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.50%(c)     3.89%
==================================================================================
Ratio of net investment income (loss) to average net assets     (2.03)%(c)   (2.19)%
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate                                           600%         325%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $6,043,170.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Libra Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Libra Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     2001             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          1987             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2001             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      2001             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           2001             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                 HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           2001               Partner, law firm of Kramer Levin   Cortland Trust, Inc.
  Trustee                                              Naftalis and Frankel LLP            (registered investment
                                                                                           company)
-----------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution        General Chemical
  Trustee                                              Services (California)               Group, Inc.
                                                       Formerly: Associate Justice of
                                                       the California Court of Appeals
-----------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        2001               Formerly: Chief Executive           None
  Trustee                                              Officer, YWCA of the USA
-----------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          2001               Partner, law firm of Pennock &      None
  Trustee                                              Cooper
-----------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           1987               Retired                             None
  Trustee
-----------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            2001               Executive Vice President,           None
  Trustee                                              Development and Operations, Hines
                                                       Interests Limited Partnership
                                                       (real estate development company)
-----------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired                             None
  Trustee
-----------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M        N/A
  Senior Vice President and Chief                      Management Group Inc. (financial
  Compliance Officer                                   services holding company); Senior
                                                       Vice President and Chief
                                                       Compliance Officer, A I M
                                                       Advisors, Inc.; Vice President
                                                       and Chief Compliance Officer,
                                                       A I M Capital Management, Inc.
                                                       and A I M Distributors, Inc.; and
                                                       Vice President, AIM Investment
                                                       Services, Inc. and Fund
                                                       Management Company
                                                       Formerly: Senior Vice President
                                                       and Compliance Director, Delaware
                                                       Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President,    N/A
  Senior Vice President,                               Secretary and General Counsel,
  Secretary and Chief Legal                            A I M Management Group Inc.
  Officer                                              (financial services holding
                                                       company) and A I M Advisors,
                                                       Inc.; Director and Vice
                                                       President, INVESCO Distributors,
                                                       Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM
                                                       Investment Services, Inc.;
                                                       Director, Vice President and
                                                       General Counsel, Fund Management
                                                       Company and Senior Vice
                                                       President, A I M Distributors,
                                                       Inc.
                                                       Formerly: Senior Vice President
                                                       and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior
                                                       Vice President and General
                                                       Counsel, Liberty Funds Group, LLC
                                                       and Vice President, A I M
                                                       Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of   N/A
  Vice President                                       Money Market Research and Special
                                                       Projects, A I M Capital
                                                       Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund             N/A
  Vice President and Treasurer                         Treasurer, A I M Advisors, Inc.
                                                       Formerly: Senior Vice President,
                                                       AIM Investment Services, Inc.;
                                                       and Vice President, A I M
                                                       Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management,        N/A
  Vice President                                       Managing Director and Chief Cash
                                                       Management Officer, A I M Capital
                                                       Management, Inc; Director and
                                                       President, Fund Management
                                                       Company; and Vice President,
                                                       A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Executive Vice President, A I M     N/A
  Vice President                                       Management Group, Inc.; Senior
                                                       Vice President, A I M Advisors,
                                                       Inc., and President, Director of
                                                       Investments, Chief Executive
                                                       Officer and Chief Investment
                                                       Officer, A I M Capital
                                                       Management, Inc.
                                                       Formerly: Director of A I M
                                                       Advisors, Inc. and A I M
                                                       Management Group Inc., A I M
                                                       Advisors, Inc.; and Director and
                                                       Chairman, A I M Capital
                                                       Management, Inc.
-----------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                  LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana
                        Houston, TX 77046-1173   Suite 100             Street
                                                 Houston, TX           Suite 2900
                                                 77046-1173            Houston, Texas
                                                                       77002-5678

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 35.59% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the Fund designates 33.53%, or the maximum amount allowable of its dividend distributions as qualified dividend income. The actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

      DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                        SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                   AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ===============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ===============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com              LIB-AR-1              A I M Distributors, Inc.


                                     [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments   Management           --Registered Trademark--
                               Plans    Accounts
--------------------------------------------------------------------------------------

                                                                   APPENDIX IV

                                                AIM DENT DEMOGRAPHIC TRENDS FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM DENT DEMOGRAPHIC TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             principles require adjustments to be
                                                                                           made to the net assets of the fund at
o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Multi-Cap Growth       period end for financial reporting
not available as an investment for           Fund Index represents an average of the       purposes, and as such, the net asset
retirement plans maintained pursuant to      performance of the 30 largest multi-          values for shareholder transactions and
Section 401 of the Internal Revenue          capitalization growth funds tracked by        the returns based on those net asset
Code, including 401(k) plans, money          Lipper, Inc., an independent mutual fund      values may differ from the net asset
purchase pension plans and profit            performance monitor.                          values and returns reported in the
sharing plans. Plans that have existing                                                    Financial Highlights.
accounts invested in Class B shares will     o The unmanaged MSCI World Index is a
continue to be allowed to make               group of global of global securities          o Industry classifications used in this
additional purchases.                        tracked by Morgan Stanley Capital             report are generally according to the
                                             International.                                Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   which was developed by and is the
                                             o The unmanaged Russell 3000--Registered      exclusive property and a service mark of
o Harry S. Dent's stock market scenario      Trademark-- Growth Index is a subset of       Morgan Stanley Capital International
for the coming decade, based on              the Russell 3000--Registered Trademark--      Inc. and Standard & Poor's.
historical data, represents his opinion.     Index, an index of common stocks that
Unforeseen events such as rising             measures performance of the largest           The fund files its complete schedule of
inflation, declining productivity,           3,000 U.S. companies based on market          portfolio holdings with the Securities
irregular spending and savings patterns,     capitalization; the Growth subset             and Exchange Commission (SEC) for the
and other social, political and economic     measures the performance of Russell 3000      1st and 3rd quarters of each fiscal year
uncertainties could affect corporate         companies with higher price/book ratios       on Form N-Q. The fund's Form N-Q filings
earnings and the stock market,               and higher forecasted growth values.          are available on the SEC's Web site at
negatively altering Mr. Dent's view.                                                       http://www.sec.gov. Copies of the fund's
                                             o The unmanaged Standard & Poor's             Forms N-Q may be reviewed and copied at
o International investing presents           Composite Index of 500 Stocks (the S&P        the SEC's Public Reference Room at 450
certain risks not associated with            500--Registered Trademark-- Index) is an      Fifth Street, N.W., Washington, D.C.
investing solely in the United States.       index of common stocks frequently used        20549-0102. You can obtain information
These include risks relating to              as a general measure of U.S. stock            on the operation of the Public Reference
fluctuations in the value of the U.S.        market performance.                           Room, including information about
dollar relative to the values of other                                                     duplicating fee charges, by calling
currencies, the custody arrangements         o The fund is not managed to track the        1-202-942-8090 or by electronic request
made for the fund's foreign holdings,        performance of any particular index,          at the following e-mail address:
differences in accounting, political         including the indexes defined here, and       publicinfo@sec.gov. The SEC file numbers
risks and the lesser degree of public        consequently, the performance of the          for the fund are 811-1424 and 2-25469.
information required to be provided by       fund may deviate significantly from the       The fund's most recent portfolio
non-U.S. companies. The fund may invest      performance of the index.                     holdings, as filed on Form N-Q, are also
up to 25% of its assets in the                                                             available at AIMinvestments.com.
securities of non-U.S. issuers.              o A direct investment cannot be made in
                                             an index. Unless otherwise indicated,         A description of the policies and
o Investing in small and mid-sized           index results include reinvested              procedures that the fund uses to
companies involves risks not associated      dividends, and they do not reflect sales      determine how to vote proxies relating
with investing in more established           charges. Performance of an index of           to portfolio securities is available
companies, including business risk,          funds reflects fund expenses;                 without charge, upon request, from our
significant stock price fluctuations and     performance of a market index does not.       Client Services department at
illiquidity.                                                                               800-959-4246 or on the AIM Web site,
                                             OTHER INFORMATION                             AIMinvestments.com. Scroll down on the
o The fund may participate in the                                                          home page and click on AIM Funds Proxy
initial public offering (IPO) market in      o The Conference Board is a                   Voting Policies. The information is also
some market cycles. Because of the           not-for-profit organization that              available on the Securities and Exchange
fund's small asset base, any investment      conducts research and publishes               Commission's Web site, sec.gov.
the fund may make in IPOs may                information and analysis to help
significantly affect the fund's total        businesses strengthen their performance.      Information about how the fund voted
return. As the fund's assets grow, the                                                     proxies related to its portfolio
impact of IPO investments will decline,      o The returns shown in the Management's       securities during the 12 months ended
which may reduce the effect of IPO           Discussion of Fund Performance are based      6/30/04 is available at our Web site. Go
investments on the fund's total return.      on net asset values calculated for            to AIMinvestments.com, click on About
                                             shareholder transactions. Generally           Us, then on Required Notices and then
                                             accepted accounting                           select your fund from the drop-down
                                                                                           menu.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In
WILLIAMSON          addition, a similar provision was included in the terms of
                    AIM Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark-- .
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                            /s/ MARK H. WILLIAMSON
------------------------------------            --------------------------------
Robert H. Graham                                Mark H. Williamson
Chairman, AIM Investments                       CEO & President, AIM Investments
President & Vice Chairman, AIM Funds            Trustee, AIM Funds
December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND MANAGERS MAINTAINED LONG-TERM           MARKET CONDITIONS                             Greenspan said that "so far this year,
INVESTMENT FOCUS                                                                           the rise in the value of imported
                                             The U.S. economy showed signs of              oil--essentially a tax on U.S.
For the fiscal year ended October 31,        strength during the fiscal year ended         residents--has amounted to about 3/4 [of
2004, AIM Dent Demographic Trends Fund       October 31, 2004. Economic news was           one] percent of GDP." The Conference
Class A shares returned 0.77% at net         generally positive, and it included           Board reported that consumer sentiment
asset value (NAV). PERFORMANCE SHOWN AT      expansion of gross domestic product           hit a two-year high in July, before
NAV DOES NOT INCLUDE FRONT-END SALES         (GDP), the broadest measure of overall        declining in August, September, and
CHARGES, WHICH WOULD HAVE REDUCED THE        economic activity. While remaining            October. The organization also reported
PERFORMANCE. The fund underperformed its     positive, GDP growth tapered off              that its index of leading economic
broad market index, the S&P 500 Index,       somewhat from an annualized rate of 4.2%      indicators declined in October, its
which returned 9.41%; its style-specific     in the fourth quarter of 2003 to a more       fifth consecutive monthly decline.
index, the Russell 3000 Growth Index,        modest 3.9% in the third quarter of
which returned 3.54%; and its peer group     2004.                                         YOUR FUND
index, the Lipper Multi-Cap Growth Fund
Index, which returned 5.75%. (Fiscal            Generally positive economic                Throughout the fiscal year, we continued
year returns for all of the fund's share     developments prompted the U.S. Federal        to combine Mr. Dent's top-down analysis
classes appear in the table on page 3.)      Reserve (the Fed) to raise its federal        of long-term demographic trends with our
                                             funds target rate from a decades-low          own unique bottom-up stock selection
   Those sectors of the economy              1.00%, where it stood at the beginning        process. The bulk of fund assets
emphasized by Harry S. Dent--consumer        of the fiscal year, to 1.75% by the           continued to be invested in sectors that
discretionary, financials, health care       fiscal year's close. In its anecdotal         Mr. Dent believes may benefit from
and information technology--were             report on the economy released in late        long-term demographic, economic and
generally out of favor for much of the       October, the Fed said economic activity       lifestyle trends. Within those sectors,
fiscal year and returns for those            continued to expand in September and          we used a combination of quantitative
sectors were relatively weak. Other          early October. The Fed said that higher       and fundamental research to identify
sectors not emphasized by Mr. Dent, such     energy costs were constraining consumer       stocks of companies with improving
as energy, utilities, and                    and business spending; that capital           fundamentals that appear sustainable.
telecommunication services, were among       spending and hiring were rising
the strongest-performing sectors of the      modestly; and that residential real              Fund performance during the fiscal
market. Nonetheless, because we maintain     estate activity remained robust, but          year was helped by strong stock
a long-term investment perspective, we       non-residential activity remained             selection and an overweight position
remained invested in those sectors of        relatively weak.                              relative to the Russell 3000 Growth
the economy emphasized by Mr. Dent,                                                        Index in consumer discretionary and
believing they have long-term promise.          This generally positive economic news      financials stocks. Consumer staples, in
                                             was offset somewhat by geopolitical           which the fund was underweight relative
                                             uncertainty and terrorism concerns, as        to the Russell 3000 Growth Index, was
                                             well as soaring oil prices. In                another sector in which strong stock
                                             mid-October, Fed Chairman Alan                selection helped fund performance. As a
                                                                                           group, the fund's

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector                                     1. Yahoo! Inc.                      2.4%      1. Communications Equipment       8.5%

                                              2. Dell Inc.                        2.3       2. Systems Software               5.7

               [PIE CHART]                    3. eBay Inc.                        2.2       3. Pharmaceuticals                5.6

Consumer Discretionary            19.3%       4. Symantec Corp.                   2.1       4. Computer Hardware              4.9

Financials                        11.3%       5. Comverse Technology, Inc.        2.0       5. Health Care Equipment          4.3

Consumer Staples                   5.5%       6. Kohl's Corp.                     1.9       6. Biotechnology                  4.3
Money Market Funds Plus Other
                                              7. Target Corp.                     1.9       7. Application Software           3.8
Assets Less Liabilities            5.1%
                                              8. Goldman Sachs Group, Inc. (The)  1.9       8. Apparel Retail                 3.3
Industrials                        2.5%
                                              9. Alliance Data Systems Corp.      1.8       9. Personal Products              3.2
Materials                          0.6%
                                             10. Cendant Corp.                    1.8      10. Internet Software & Services   3.2
Information Technology            35.6%

Health Care                       20.1%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

information technology stocks hindered       earlier. After our position in the stock      THE VIEWS AND OPINIONS EXPRESSED IN
fund performance--but outperformed those     tripled in value, we took some profits.       MANAGEMENT'S DISCUSSION OF FUND
in the benchmark index. While it was a                                                     PERFORMANCE ARE THOSE OF A I M ADVISORS,
difficult year for most information             Novellus, which manufactures               INC. THESE VIEWS AND OPINIONS ARE
technology stocks, we remained               semiconductor production equipment,           SUBJECT TO CHANGE AT ANY TIME BASED ON
overweight the sector because we             performed poorly for the fund. During         FACTORS SUCH AS MARKET AND ECONOMIC
continued to believe in their long-term      the fiscal year, a number of chip makers      CONDITIONS. THESE VIEWS AND OPINIONS MAY
appreciation potential.                      and electronics manufacturers that buy        NOT BE RELIED UPON AS INVESTMENT ADVICE
                                             capital equipment from Novellus reported      OR RECOMMENDATIONS, OR AS AN OFFER FOR A
   What hindered fund performance            rising inventories, as sales failed to        PARTICULAR SECURITY. THE INFORMATION IS
relative to our style-specific index?        meet expectations. This, together with        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
First, our stock selection within the        the September announcement by Intel (not      OF ANY MARKET, COUNTRY, INDUSTRY,
health care sector was not as good as we     a fund holding) that its third-quarter        SECURITY OR THE FUND. STATEMENTS OF FACT
would have liked. And second, in keeping     sales and earnings would fall short,          ARE FROM SOURCES CONSIDERED RELIABLE,
with Mr. Dent's demographic analysis,        hurt many semiconductor-related stocks.       BUT A I M ADVISORS, INC. MAKES NO
the fund had virtually no exposure to        We held the stock at the close of the         REPRESENTATION OR WARRANTY AS TO THEIR
the energy, industrials, materials and       fiscal year because we believed that it       COMPLETENESS OR ACCURACY. ALTHOUGH
utilities sectors--easily the                remained attractive on a long-term            HISTORICAL PERFORMANCE IS NO GUARANTEE
strongest-performing sectors of the          basis.                                        OF FUTURE RESULTS, THESE INSIGHTS MAY
market during the fiscal year.                                                             HELP YOU UNDERSTAND OUR INVESTMENT
                                             IN CLOSING                                    MANAGEMENT PHILOSOPHY.
   We sold some of our holdings in the
financials sector during the second and      This fiscal year was difficult for the              See important fund and index
third quarters of 2004. Rising interest      fund and for many of the sectors in                disclosures inside front cover.
rates, relatively low equity trading         which it invested. Nonetheless, we
volumes and a somewhat sluggish initial      remained focused on long-term                                  KIRK L. ANDERSON
public offering market hurt earnings in      demographic trends, and we maintained a                        Mr. Anderson is a
the sector.                                  long-term investment view. We encourage       [ANDERSON        portfolio manager of
                                             investors to do the same. Thank you for       PHOTO]           AIM Dent Demographic
   Individual stocks that affected fund      your continued participation in AIM Dent                       Trends Fund. He joined
performance during the fiscal year           Demographic Trends Fund.                                       AIM in 1994 and
included Research In Motion and Novellus                                                   assumed his current position in 2003.
Systems. Research In Motion performed                                                      Mr. Anderson earned a B.A. in political
well for the fund. The company designs,                                                    science from Texas A&M University and an
manufactures and markets wireless                                                          M.S. in finance from the University of
solutions for the worldwide mobile                                                         Houston.
communications industry. On September
30, the company announced that the                                                                          JAMES G. BIRDSALL
number of its Blackberry--Registered                                                                        Mr. Birdsall is a
Trademark-- subscribers had surpassed 1.6                                                  [BIRDSALL        portfolio manager of
million, and that its quarterly earnings                                                   PHOTO]           AIM Dent Demographic
rose 147% from one year                                                                                     Trends Fund. He has
                                                                                                            been associated with
                                                                                           AIM Investments since 1995, and assumed
                                                                                           his current position in 1999. Mr.
                                                                                           Birdsall received his B.B.A. with a
                                                                                           concentration in finance from Stephen F.
                                                                                           Austin State University before earning
                                                                                           his M.B.A. with a concentration in
                                                                                           finance and international business from
                                                                                           the University of St. Thomas.

                                                                                                            LANNY H. SACHNOWITZ
                                                                                                            Mr. Sachnowitz is the
                                                                                           [SACHNOWITZ      lead portfolio
                                                                                           PHOTO]           manager of AIM Dent
                                                                                                            Demographic Trends
                                                                                                            Fund. He joined AIM
                                                                                           in 1987 as a money market trader and
                                                                                           research analyst. In 1990, Mr.
                                                                                           Sachnowitz's trading responsibilities
                                                                                           were expanded to include head of equity
                                                                                           trading. He was named to his current
                                                                                           position in 1991. Mr. Sachnowitz
                                                                                           received a B.S. in finance from the
                                                                                           University of Southern California and an
                                                                                           M.B.A. from the University of Houston.

                                                                                           Assisted by the Large Cap Growth Team

======================================================================================

FUND VS. INDEXES

TOTAL RETURNS, 10/31/03-10/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES
CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                                                           0.77%

Class B Shares                                                           0.13

Class C Shares                                                           0.00

S&P 500 Index (Broad Market Index)                                       9.41

Russell 3000 Growth Index
(Style-specific Index)                                                   3.54

Lipper Multi-Cap Growth Fund Index
(Peer Group Index)                                                       5.75

TOTAL NET ASSETS                                               $458.7 MILLION
TOTAL NUMBER OF HOLDINGS*                                                  84

Source: Lipper, Inc.
======================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                          OR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        costs of investing in the fund and other
                                             to estimate the expenses that you paid        funds. To do so, compare this 5%
As a shareholder of the fund, you incur      over the period. Simply divide your           hypothetical example with the 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an      hypothetical examples that appear in the
costs, which may include sales charges       $8,600 account value divided by $1,000 =      shareholder reports of the other funds.
(loads) on purchase payments; contingent     8.6), then multiply the result by the
deferred sales charges on redemptions;       number in the table under the heading            Please note that the expenses shown
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         in the table are meant to highlight your
ongoing costs, including management          Period" to estimate the expenses you          ongoing costs only and do not reflect
fees; distribution and/or service fees       paid on your account during this period.      any transactional costs, such as sales
(12b-1); and other fund expenses. This                                                     charges (loads) on purchase payments,
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
understand your ongoing costs (in            PURPOSES                                      redemptions, and redemption fees, if
dollars) of investing in the fund and to                                                   any. Therefore, the hypothetical
compare these costs with ongoing costs       The table below also provides                 information is useful in comparing
of investing in other mutual funds. The      information about hypothetical account        ongoing costs only, and will not help
example is based on an investment of         values and hypothetical expenses based        you determine the relative total costs
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        of owning different funds. In addition,
period and held for the entire period,       an assumed rate of return of 5% per year      if these transactional costs were
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
ACTUAL EXPENSES                              values and expenses may not be used to
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in     compare the ongoing
this table,

====================================================================================================================================
                                                   ACTUAL                               HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES        ENDING ACCOUNT          EXPENSES
                 VALUE                 VALUE                PAID DURING          VALUE              PAID DURING
                (5/1/04)           (10/31/04)(1)             PERIOD(2)         (10/31/04)            PERIOD(2)
Class A        $1,000.00              $994.90                 $ 9.28           $1,015.84               $ 9.37
Class B         1,000.00               992.10                  12.52            1,012.57                12.65
Class C         1,000.00               990.80                  12.51            1,012.57                12.65

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was -0.51%, -0.79% and -0.92% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.85%, 2.50% and 2.50% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   6/7/99-10/31/04; index results from 5/31/99

   Your fund's total return includes                                              [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                         AIM DENT     AIM DENT      AIM DENT     LIPPER
management fees. Index results include                  DEMOGRAPHIC  DEMOGRAPHIC   DEMOGRAPHIC  MULTI-CAP  RUSSELL
reinvested dividends, but they do not                   TRENDS FUND  TRENDS FUND   TRENDS FUND   GROWTH     3000    RUSSELL
reflect sales charges. Performance of an                 CLASS A       CLASS B       CLASS C     FUND      GROWTH    3000    S&P 500
index of funds reflects fund expenses        DATE        SHARES        SHARES        SHARES      INDEX     INDEX     INDEX    INDEX
AND MANAGEMENT fees; performance of a
market index does not. Performance shown     6/7/1999    $ 9450        $10000        $10000      $10000    $10000   $10000   $10000
in the chart does not reflect deduction      7/99         10424         11020         11020       10458     10348    10187    10225
of taxes a shareholder would pay on fund     10/99        11474         12111         12111       11020     11026    10429    10522
distributions or sale of fund shares.        1/00         14204         14971         14971       13562     12357    10958    10796
Performance of the indexes does not          4/00         14989         15772         15773       14355     13158    11506    11278
reflect the effects of taxes.                7/00         15253         16021         16022       14252     12849    11310    11142
                                             10/00        14554         15262         15261       13974     12107    11434    11162
   Since the last reporting period, the      1/01         12522         13110         13110       12294     10732    10915    10699
fund has elected to use the S&P 500          4/01          9498          9931          9930       10513      8980    10015     9816
Index as its broad-based market index        7/01          8902          9290          9290        9716      8448     9746     9546
since it is such a widely recognized         10/01         7202          7500          7500        8099      7344     8556     8384
gauge of domestic equities and U.S.          1/02          8044          8360          8360        8763      7910     9228     8973
stock market performance. The fund will      4/02          7448          7730          7730        8180      7248     8940     8577
no longer measure its performance            7/02          5888          6100          6100        6526      6010     7549     7292
against the Russell 3000 Index, the          10/02         5671          5871          5870        6430      5896     7328     7118
index published in previous reports to       1/03          5501          5680          5680        6224      5660     7153     6909
shareholders. Because this is the first      4/03          5993          6180          6180        6739      6160     7689     7436
reporting period since we have adopted       7/03          6825          7020          7020        7545      6771     8453     8068
the new index, SEC guidelines require        10/03         7355          7561          7561        8240      7273     9064     8598
that we compare the fund's performance       1/04          7827          8031          8030        8781      7772     9810     9295
to both the old and the new index. The       4/04          7449          7630          7630        8573      7573     9621     9137
fund has also included a style-specific      7/04          7166          7330          7329        8330      7360     9578     9129
index, the Russell 3000 Growth Index.        10/04       $ 7410        $ 7494        $ 7560      $ 8713    $ 7530   $ 9926   $ 9407
The fund believes this index more                                                                              Source: Lipper, Inc.
closely reflects the performance of the      original investment to grow to very           CLASS B SHARES
securities in which the fund invests. In     large numbers. Had the chart used a           Inception (6/7/99)               -5.76%
addition, the unmanaged Lipper Multi-Cap     linear scale along its vertical axis,         5 Years                          -8.25
Growth Fund Index, which may or may not      you would not be able to see as clearly       1 Year                            0.29
include AIM Dent Demographic Trends          the movements in the value of the fund
Fund, is included for comparison to a        and the indexes during the fund's early       CLASS C SHARES
peer group.                                  years. We use a logarithmic scale in          Inception (6/7/99)               -5.58%
                                             financial reports of funds that have          5 Years                          -7.88
   In evaluating this chart, please note     more than five years of performance           1 Year                            4.29
that the chart uses a logarithmic scale      history.
along the vertical axis (the value                                                         The performance data quoted represent
scale). This means that each scale                                                         past performance and cannot guarantee
increment always represents the same         AVERAGE ANNUAL TOTAL RETURNS                  comparable future results; current
percent change in price; in a linear         As of 10/31/04, the fiscal year end,          performance may be lower or higher.
chart each scale increment always            including applicable sales charges            Please visit AIMinvestments.com for the
represents the same absolute change in                                                     most recent month-end performance.
price. In this example, the scale                                                          Performance figures reflect reinvested
increment between $5,000 and $10,000 is      CLASS A SHARES                                distributions, changes in net asset
the same as that between $10,000 and         Inception (6/7/99)               -5.40%       value and the effect of the maximum
$20,000. In a linear chart, the latter       5 Years                          -9.41        sales charge unless otherwise stated.
scale increment would be twice as large.     1 Year                           -4.74        Investment return and principal value
The benefit of using a logarithmic scale                                                   will fluctuate so that you may have a
is that it better illustrates                CLASS B SHARES                                gain or loss when you sell shares.
performance during the early years           Inception (6/7/99)               -5.20%
before reinvested distributions and          5 Years                          -9.34           Class A share performance reflects
compounding create the potential for the     1 Year                           -4.87        the maximum 5.50% sales charge, and
                                                                                           Class B and Class C share performance
                                             CLASS C SHARES                                reflects the applicable contingent
                                             Inception (6/7/99)               -5.05%       deferred sales charge (CDSC) for the
                                             5 Years                          -8.99        period involved. The CDSC on Class B
                                             1 Year                           -1.00        shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                             In addition to returns as of the close        of the seventh year. The CDSC on Class C
                                             of the fiscal year, industry regulations      shares is 1% for the first year after
                                             require us to provide average annual          purchase.
                                             total returns as of 9/30/04, the most
                                             recent calendar quarter-end.                     The performance of the fund's share
                                                                                           classes will differ due to different
                                                                                           sales charge structures and class
                                             AVERAGE ANNUAL TOTAL RETURNS                  expenses.
                                             As of 9/30/04, including applicable
                                             sales charges

                                             CLASS A SHARES
                                             Inception (6/7/99)               -5.96%
                                             5 Years                          -8.34
                                             1 Year                            0.13

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.87%

APPAREL RETAIL-3.28%

American Eagle Outfitters, Inc.                    90,000   $  3,679,200
------------------------------------------------------------------------
Chico's FAS, Inc.(a)(b)                            77,000      3,082,310
------------------------------------------------------------------------
Foot Locker, Inc.                                 157,300      3,838,120
------------------------------------------------------------------------
Limited Brands                                    180,000      4,460,400
========================================================================
                                                              15,060,030
========================================================================

APPLICATION SOFTWARE-3.75%

Amdocs Ltd. (United Kingdom)(a)                   260,000      6,539,000
------------------------------------------------------------------------
Autodesk, Inc.                                     70,000      3,692,500
------------------------------------------------------------------------
Intuit Inc.(a)                                     80,000      3,628,800
------------------------------------------------------------------------
NAVTEQ Corp.(a)                                    83,000      3,345,730
========================================================================
                                                              17,206,030
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.40%

Calamos Asset Management, Inc.-Class A(a)(c)      129,100      2,517,450
------------------------------------------------------------------------
Investors Financial Services Corp.(c)              75,000      2,886,750
------------------------------------------------------------------------
Legg Mason, Inc.                                   88,000      5,606,480
========================================================================
                                                              11,010,680
========================================================================

BIOTECHNOLOGY-4.27%

Biogen Idec Inc.(a)                                77,400      4,501,584
------------------------------------------------------------------------
Gen-Probe Inc.(a)                                 101,500      3,556,560
------------------------------------------------------------------------
Genentech, Inc.(a)                                120,000      5,463,600
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          175,000      6,060,250
========================================================================
                                                              19,581,994
========================================================================

BROADCASTING & CABLE TV-1.21%

Univision Communications Inc.-Class A(a)          180,000      5,572,800
========================================================================

COMMUNICATIONS EQUIPMENT-8.48%

Avaya Inc.(a)                                      95,000      1,368,000
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            400,000      7,684,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      450,000      9,288,000
------------------------------------------------------------------------
Motorola, Inc.                                    400,000      6,904,000
------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           335,000      5,165,700
------------------------------------------------------------------------
QUALCOMM Inc.                                      85,000      3,553,850
------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                56,000      4,939,200
========================================================================
                                                              38,902,750
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

Best Buy Co., Inc.                                100,000      5,922,000
========================================================================

COMPUTER HARDWARE-4.93%

Apple Computer, Inc.(a)                           133,500      7,012,755
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMPUTER HARDWARE-(CONTINUED)

Dell Inc.(a)                                      300,000   $ 10,518,000
------------------------------------------------------------------------
PalmOne, Inc.(a)(c)                               175,000      5,069,750
========================================================================
                                                              22,600,505
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.09%

Lexmark International, Inc.-Class A(a)             60,000      4,986,600
========================================================================

CONSUMER FINANCE-2.58%

American Express Co.                              135,000      7,164,450
------------------------------------------------------------------------
Providian Financial Corp.(a)                      300,000      4,665,000
========================================================================
                                                              11,829,450
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.77%

Alliance Data Systems Corp.(a)                    191,800      8,109,304
========================================================================

DEPARTMENT STORES-1.94%

Kohl's Corp.(a)                                   175,000      8,883,000
========================================================================

DISTILLERS & VINTNERS-0.74%

Constellation Brands, Inc.-Class A(a)              87,000      3,413,010
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Cendant Corp.                                     390,000      8,030,100
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.71%

Agilent Technologies, Inc.(a)                     313,500      7,856,310
========================================================================

ENVIRONMENTAL SERVICES-0.74%

Stericycle, Inc.(a)                                75,000      3,399,750
========================================================================

GENERAL MERCHANDISE STORES-1.91%

Target Corp.                                      175,000      8,753,500
========================================================================

HEALTH CARE EQUIPMENT-4.34%

Bard (C.R.), Inc.                                  68,300      3,879,440
------------------------------------------------------------------------
DENTSPLY International Inc.(c)                     75,000      3,900,750
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            81,000      4,646,160
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          66,000      3,288,780
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   104,000      4,175,600
========================================================================
                                                              19,890,730
========================================================================

HEALTH CARE SERVICES-2.92%

Caremark Rx, Inc.(a)                              110,000      3,296,700
------------------------------------------------------------------------
DaVita, Inc.(a)                                   186,000      5,509,320
------------------------------------------------------------------------
IMS Health Inc.                                   100,000      2,118,000
------------------------------------------------------------------------
Quest Diagnostics Inc.                             28,000      2,451,120
========================================================================
                                                              13,375,140
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE SUPPLIES-1.29%

Alcon, Inc. (Switzerland)                          83,000   $  5,909,600
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.01%

Carnival Corp. (Panama)                           103,000      5,207,680
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          84,000      4,009,320
========================================================================
                                                               9,217,000
========================================================================

HYPERMARKETS & SUPER CENTERS-1.46%

Costco Wholesale Corp.                            140,000      6,711,600
========================================================================

INTERNET RETAIL-2.17%

eBay Inc.(a)                                      102,000      9,956,220
========================================================================

INTERNET SOFTWARE & SERVICES-3.20%

Google Inc.-Class A(a)(c)                          20,000      3,814,100
------------------------------------------------------------------------
Yahoo! Inc.(a)                                    300,600     10,878,714
========================================================================
                                                              14,692,814
========================================================================

INVESTMENT BANKING & BROKERAGE-1.85%

Goldman Sachs Group, Inc. (The)                    86,500      8,509,870
========================================================================

IT CONSULTING & OTHER SERVICES-0.69%

Accenture Ltd.-Class A (Bermuda)(a)               130,000      3,147,300
========================================================================

MANAGED HEALTH CARE-1.74%

Aetna Inc.                                         84,000      7,980,000
========================================================================

MOTORCYCLE MANUFACTURERS-0.97%

Harley-Davidson, Inc.                              77,500      4,461,675
========================================================================

MOVIES & ENTERTAINMENT-1.49%

DreamWorks Animation SKG, Inc.-Class A(a)          13,600        531,080
------------------------------------------------------------------------
Walt Disney Co. (The)                             250,000      6,305,000
========================================================================
                                                               6,836,080
========================================================================

PERSONAL PRODUCTS-3.24%

Avon Products, Inc.                                85,000      3,361,750
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              175,000      7,516,250
------------------------------------------------------------------------
Gillette Co. (The)                                 96,000      3,982,080
========================================================================
                                                              14,860,080
========================================================================

PHARMACEUTICALS-5.56%

Eon Labs, Inc.(a)                                 196,300      4,830,943
------------------------------------------------------------------------
IVAX Corp.(a)                                     193,750      3,506,875
------------------------------------------------------------------------
Johnson & Johnson                                 117,000      6,830,460
------------------------------------------------------------------------
Pfizer Inc.                                        85,000      2,460,750
------------------------------------------------------------------------
Sepracor Inc.(a)                                   91,500      4,202,595
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        130,000   $  3,692,000
========================================================================
                                                              25,523,623
========================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

Allstate Corp. (The)                              140,000      6,732,600
========================================================================

PUBLISHING-0.75%

Getty Images, Inc.(a)(c)                           58,000      3,429,540
========================================================================

REGIONAL BANKS-0.95%

Bank of Hawaii Corp.                               91,500      4,369,125
========================================================================

RESTAURANTS-1.52%

Yum! Brands, Inc.                                 160,000      6,960,000
========================================================================

SEMICONDUCTOR EQUIPMENT-1.64%

Novellus Systems, Inc.(a)                         290,000      7,513,900
========================================================================

SEMICONDUCTORS-2.59%

Analog Devices, Inc.                              150,000      6,039,000
------------------------------------------------------------------------
Microchip Technology Inc.                         193,500      5,853,375
========================================================================
                                                              11,892,375
========================================================================

SPECIALIZED FINANCE-1.23%

Chicago Mercantile Exchange (The)(c)               32,000      5,623,360
========================================================================

SPECIALTY CHEMICALS-0.63%

Ecolab Inc.                                        85,000      2,877,250
========================================================================

SPECIALTY STORES-0.79%

Williams-Sonoma, Inc.(a)                           95,000      3,626,150
========================================================================

SYSTEMS SOFTWARE-5.73%

McAfee Inc.(a)                                    165,000      3,993,000
------------------------------------------------------------------------
Microsoft Corp.                                   160,000      4,478,400
------------------------------------------------------------------------
Oracle Corp.(a)                                   350,000      4,431,000
------------------------------------------------------------------------
Symantec Corp.(a)                                 170,000      9,679,800
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         170,000      3,719,600
========================================================================
                                                              26,301,800
========================================================================

THRIFTS & MORTGAGE FINANCE-0.80%

Doral Financial Corp. (Puerto Rico)                87,500      3,673,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $364,419,506)                          435,188,895
========================================================================

MONEY MARKET FUNDS-5.49%

Liquid Assets Portfolio-Institutional
  Class(d)                                     12,603,015     12,603,015
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    12,603,015     12,603,015
========================================================================
    Total Money Market Funds (Cost
      $25,206,030)                                            25,206,030
========================================================================
TOTAL INVESTMENTS-100.36% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $389,625,536)                460,394,925
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.56%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  16,327,750   $ 16,327,750
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,327,750)                                      16,327,750
========================================================================
TOTAL INVESTMENTS-103.92% (Cost $405,953,286)                476,722,675
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.92%)                        (17,983,112)
========================================================================
NET ASSETS-100.00%                                          $458,739,563
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $364,419,506)*                              $  435,188,895
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $41,533,780)                              41,533,780
============================================================
    Total investments (cost $405,953,286)        476,722,675
============================================================
Receivables for:
  Investments sold                                 8,592,226
------------------------------------------------------------
  Fund shares sold                                   114,465
------------------------------------------------------------
  Dividends                                          118,005
------------------------------------------------------------
  Investment for trustee deferred
    compensation and retirement plans                 43,880
------------------------------------------------------------
Other assets                                          19,831
============================================================
    Total assets                                 485,611,082
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,212,059
------------------------------------------------------------
  Fund shares reacquired                           1,436,843
------------------------------------------------------------
  Options written, at market value (premiums
    received $98,243)                                 92,750
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  64,172
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        16,327,750
------------------------------------------------------------
Accrued distribution fees                            280,068
------------------------------------------------------------
Accrued trustees' fees                                 1,375
------------------------------------------------------------
Accrued transfer agent fees                          358,897
------------------------------------------------------------
Accrued operating expenses                            97,605
============================================================
    Total liabilities                             26,871,519
============================================================
Net assets applicable to shares outstanding   $  458,739,563
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,220,537,382
------------------------------------------------------------
Undistributed net investment income (loss)           (56,054)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (832,516,647)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                 70,774,882
============================================================
                                              $  458,739,563
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  174,741,093
____________________________________________________________
============================================================
Class B                                       $  209,239,739
____________________________________________________________
============================================================
Class C                                       $   74,758,731
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           22,298,689
____________________________________________________________
============================================================
Class B                                           27,662,169
____________________________________________________________
============================================================
Class C                                            9,884,767
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         7.84
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.84 divided by
      94.50%)                                 $         8.30
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $15,703,411 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $26,967)         $  3,255,156
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $26,206)*                             277,118
==========================================================================
    Total investment income                                      3,532,274
==========================================================================

EXPENSES:

Advisory fees                                                    4,330,717
--------------------------------------------------------------------------
Administrative services fees                                       140,580
--------------------------------------------------------------------------
Custodian fees                                                      60,875
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          696,911
--------------------------------------------------------------------------
  Class B                                                        2,372,817
--------------------------------------------------------------------------
  Class C                                                          878,618
--------------------------------------------------------------------------
Transfer agent fees                                              3,028,247
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              21,956
--------------------------------------------------------------------------
Other                                                              420,541
==========================================================================
    Total expenses                                              11,951,262
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (73,335)
==========================================================================
    Net expenses                                                11,877,927
==========================================================================
Net investment income (loss)                                    (8,345,653)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities                    57,904,456
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (47,483,787)
--------------------------------------------------------------------------
  Option contracts written                                           5,493
==========================================================================
                                                               (47,478,294)
==========================================================================
Net gain from investment securities and option contracts        10,426,162
==========================================================================
Net increase in net assets resulting from operations          $  2,080,509
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004             2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (8,345,653)   $ (8,459,316)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              57,904,456      12,899,204
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (47,478,294)    124,414,828
===========================================================================================
    Net increase in net assets resulting from operations          2,080,509     128,854,716
===========================================================================================
Share transactions-net:
  Class A                                                       (39,681,686)    (26,713,489)
-------------------------------------------------------------------------------------------
  Class B                                                       (42,809,697)    (29,364,137)
-------------------------------------------------------------------------------------------
  Class C                                                       (21,482,204)    (14,000,141)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (103,973,587)    (70,077,767)
===========================================================================================
    Net increase (decrease) in net assets                      (101,893,078)     58,776,949
===========================================================================================

NET ASSETS:

  Beginning of year                                             560,632,641     501,855,692
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(56,054) and $(47,845), respectively).         $ 458,739,563    $560,632,641
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets exceeding $2 billion. Prior to July 1, 2004, the Fund paid an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, effective July 1, 2004, AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund; however, no sub-advisory fee shall be due with respect to the Fund if the net assets of the Fund fall below $50 million. Prior to July 1, 2004, AIM paid H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $4,738.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $59,047 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $140,580 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $3,028,247. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $696,911, $2,372,817 and $878,618, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $80,876 in front-end sales commissions from the sale of Class A shares and $846, $20,415 and $6,858 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,188,517      $ 94,299,902      $ (95,885,404)        $   --         $12,603,015     $124,253       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,188,517        94,299,902        (95,885,404)            --          12,603,015      126,659           --
==================================================================================================================================
  Subtotal        $28,377,034      $188,599,804      $(191,770,808)        $   --         $25,206,030     $250,912       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,760,300      $144,303,405      $(158,063,705)        $   --         $        --     $ 22,547       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        42,926,545        (26,598,795)            --          16,327,750        3,659           --
==================================================================================================================================
  Subtotal        $13,760,300      $187,229,950      $(184,662,500)        $   --         $16,327,750     $ 26,206       $   --
==================================================================================================================================
  Total           $42,137,334      $375,829,754      $(376,433,308)        $   --         $41,533,780     $277,118       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $10,582,774 and $6,501,468, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $9,550 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $9,550.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $15,703,411 were on loan to brokers. The loans were secured by cash collateral of $16,327,750 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $26,206 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $    --
-----------------------------------------------------------------------------------
Written                                                          700        98,243
===================================================================================
End of year                                                      700       $98,243
___________________________________________________________________________________
===================================================================================

                                               OPEN OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     OCTOBER 31,
                                                                             NUMBER                     2004
                                                      CONTRACT    STRIKE       OF        PREMIUMS      MARKET        UNREALIZED
CALLS                                                  MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Chicos FAS, Inc.                                       Nov-04      $40         700       $98,243       $92,750         $5,493
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Unrealized appreciation -- investments                          $   69,362,531
------------------------------------------------------------------------------
Temporary book/tax differences                                         (56,054)
------------------------------------------------------------------------------
Capital loss carryforward                                         (831,104,296)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,220,537,382
==============================================================================
Total net assets                                                $  458,739,563
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on option contracts written of $5,493.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $56,245,166 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2008                                              $ 91,720,843
---------------------------------------------------------------------------
October 31, 2009                                               541,794,870
---------------------------------------------------------------------------
October 31, 2010                                               195,681,695
---------------------------------------------------------------------------
October 31, 2011                                                 1,906,888
===========================================================================
Total capital loss carryforward                               $831,104,296
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $643,066,737 and $748,716,714, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $74,758,933
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,401,895)
===============================================================================
Net unrealized appreciation of investment securities               $69,357,038
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $407,365,637.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on October 31, 2004, undistributed net investment income (loss) was increased by $8,337,444, and shares of beneficial interest decreased by $8,337,444. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                          2004                           2003
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       2,484,342    $  19,873,365      3,976,331    $ 26,689,358
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,885,170       14,584,336      3,032,772      19,799,210
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         886,884        6,891,627      1,236,736       8,126,066
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         308,040        2,475,023        268,267       1,801,536
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (317,997)      (2,475,023)      (275,388)     (1,801,536)
=========================================================================================================================
Reacquired:
  Class A                                                      (7,838,825)     (62,030,074)    (8,611,375)    (55,204,383)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,180,073)     (54,919,010)    (7,607,073)    (47,361,811)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,713,554)     (28,373,831)    (3,515,974)    (22,126,207)
=========================================================================================================================
                                                              (13,486,013)   $(103,973,587)   (11,495,704)   $(70,077,767)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.78       $   6.00    $   7.62    $  15.40    $  12.14
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)         (0.09)      (0.12)      (0.12)      (0.11)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.17           1.87       (1.50)      (7.66)       3.37
=========================================================================================================================
    Total from investment operations                              0.06           1.78       (1.62)      (7.78)       3.26
=========================================================================================================================
Net asset value, end of period                                $   7.84       $   7.78    $   6.00    $   7.62    $  15.40
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.77%         29.67%     (21.26)%    (50.52)%     26.85%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $174,741       $212,863    $190,253    $312,377    $666,929
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.86%(b)       2.01%       1.87%       1.64%       1.50%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.88%(b)       2.02%       1.87%       1.64%       1.50%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(b)     (1.29)%     (1.31)%     (1.04)%     (0.93)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            128%           152%        189%        143%         90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $199,117,481.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.56       $   5.87    $   7.50    $  15.26    $  12.11
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)         (0.13)      (0.17)      (0.18)      (0.18)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16           1.82       (1.46)      (7.58)       3.33
=========================================================================================================================
    Total from investment operations                              0.00           1.69       (1.63)      (7.76)       3.15
=========================================================================================================================
Net asset value, end of period                                $   7.56       $   7.56    $   5.87    $   7.50    $  15.26
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.00%         28.79%     (21.73)%    (50.85)%     26.01%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,240       $251,650    $223,666    $367,494    $748,480
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.51%(b)       2.66%       2.53%       2.32%       2.17%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.53%(b)       2.67%       2.53%       2.32%       2.17%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.84)%(b)     (1.94)%     (1.97)%     (1.72)%     (1.60)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            128%           152%        189%        143%         90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $237,281,695.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.56       $  5.87    $  7.50    $  15.26    $  12.11
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)        (0.13)     (0.17)      (0.19)      (0.17)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16          1.82      (1.46)      (7.57)       3.32
======================================================================================================================
    Total from investment operations                             0.00          1.69      (1.63)      (7.76)       3.15
======================================================================================================================
Net asset value, end of period                                $  7.56       $  7.56    $  5.87    $   7.50    $  15.26
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.00%        28.79%    (21.73)%    (50.85)%     26.01%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $74,759       $96,120    $87,938    $149,925    $309,821
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.51%(b)      2.66%      2.53%       2.32%       2.17%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.53%(b)      2.67%      2.53%       2.32%       2.17%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.84)%(b)    (1.94)%    (1.97)%     (1.72)%     (1.60)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           128%          152%       189%        143%         90%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $87,861,805.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Dent Demographic Trends Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Dent Demographic Trends Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographic Trends Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1988               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

  The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR       DISTRIBUTOR               AUDITORS                SUB-ADVISOR
11 Greenway Plaza            A I M Advisors, Inc.     A I M Distributors, Inc.  Ernst & Young LLP       H.S. Dent Advisors, Inc.
Suite 100                    11 Greenway Plaza        11 Greenway Plaza         5 Houston Center        6515 Gwin Road
Houston, TX 77046-1173       Suite 100                Suite 100                 1401 McKinney           Oakland, CA 94611
                             Houston, TX 77046-1173   Houston, TX 77046-1173    Suite 1200
                                                                                Houston, TX 77010-4035
COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES  TRANSFER AGENT            CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis  AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP            Inc.                      Trust Company
1735 Market Street           919 Third Avenue         P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599  New York, NY 10022-3852  Houston, TX 77210-4739    Boston, MA 02110-2801

     DOMESTIC EQUITY                               INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund                                SECTOR EQUITY                    AIM High Income Municipal Fund
AIM Libra Fund                                                                            AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Advantage Health Sciences Fund(1)        AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Energy Fund(1)                           AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Financial Services Fund(1)
AIM Mid Cap Stock Fund(1)                    AIM Global Health Care Fund                     AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Gold & Precious Metals Fund(1)
AIM Opportunities II Fund                    AIM Health Sciences Fund(1)                  AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Leisure Fund(1)                          AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Multi-Sector Fund(1)                     AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Real Estate Fund
AIM Select Equity Fund                       AIM Technology Fund(1)
AIM Small Cap Equity Fund(3)                 AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Endeavor Fund                    AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Small Companies Fund             AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================



* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                          DDT-AR-1    A I M Distributors, Inc.



                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management           --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                                      APPENDIX V

                                                    INVESCO MID-CAP GROWTH FUND
                                  Annual Report to Shareholders . July 31, 2004
                                 [COVER IMAGE]
                         [YOUR GOALS. OUR SOLUTIONS.]
                           - REGISTERED TRADEMARK -
                                                     [AIM INVESTMENTS LOGO]
                                                    - REGISTERED TRADEMARK -

INVESCO MID-CAP GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
  . Unless otherwise stated, information presented in this report is as of 7/31/04 and is based on total net assets.
ABOUT SHARE CLASSES
  . Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
  . Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.
PRINCIPAL RISKS OF INVESTING IN THE FUND
  . Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.
  . At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.
  . By concentrating on a small number of holdings, the fund carries greater risk because each investment has a greater effect on the fund's overall performance.
  . International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest 100% of its assets in the securities of non-U.S. issuers.
ABOUT INDEXES USED IN THIS REPORT
  . The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
  . The unmanaged Russell Midcap --REGISTERED TRADEMARK-- Growth Index is a subset of the Russell Midcap Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.
  . The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
  . The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.
  . The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.
  . A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.
OTHER INFORMATION
  . The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
  . Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.
Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
AIMINVESTMENTS.COM
TO OUR SHAREHOLDERS

                 DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF FUNDS --REGISTERED TRADEMARK--:
    [GRAHAM      After a brisk run-up in 2003, markets seemed to pause in 2004 in what appeared to be a
     PHOTO]      holding pattern. During the 12-month period covered by this report, market sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation--especially in surging oil prices--the war on terrorism and the upcoming presidential election created uncertainty in the markets, resulting in relatively flat returns year to date in 2004 and a downturn in July.
ROBERT H. GRAHAM    This pattern was especially evident in the equity markets. The S&P 500 Index gained
                 13.16% over the 12 months ending July 31, 2004, but much of the upswing occurred in the latter part of 2003. Year-to-date as of July 31, 2004, the S&P 500 Index returned 0.02%.
                 Performance declined in July, with the index returning -3.31% for the month.
                    The fiscal year proved especially challenging for the fixed-income market, especially near the end of the reporting period. Stronger-than-expected employment growth, an increase in inflation and the anticipation of a rate hike by the Federal Reserve caused a sell-off in the bond market during the second quarter of 2004. The Lehman U.S.
                 Aggregate Bond Index returned 4.84% for the fiscal year covered by this report, but only
                 1.14% year-to-date as of July 31, 2004. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.
                    In a period of uncertainty like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.34% over the past 25 years and the
                 Lehman U.S. Aggregate Bond Index returning 9.24%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.
                    For information on how your fund performed and was managed during the fiscal year covered by this report, please read your fund managers' discussion on the following pages.
                 We hope you find it informative.
                    Shareholders were recently sent a prospectus supplement and question and answer document pertaining to settlement agreements among AIM and INVESCO with the
                 Attorneys General of Colorado and New York and the U.S. Securities and Exchange
                 Commission (SEC) to resolve market-timing investigations. We will continue to post updates on our Web site, AIMinvestments.com, as information becomes available.
                    As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --SERVICEMARK--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,
/S/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
September 15, 2004
*  Average annual total returns, July 31, 1979, to July 31, 2004. Source:
   Lipper, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
REBOUNDING ECONOMY BOOSTED FUND PERFORMANCE
INVESCO Mid-Cap Growth Class A Shares returned 10.73% at net asset value for the fiscal year ended July 31, 2004. (Had the effects of sales charges been included, the return would have been lower.) Strong stock selection in the energy and industrials sectors helped the fund outperform its peer-group benchmark, the Lipper Mid-Cap Growth Fund Index, which returned 10.05%.
However, the fund's stock selections in the consumer discretionary and health care sectors led to underperformance of the fund's broad-market benchmark, the S&P 500 Index, and its style-specific benchmark, the Russell Midcap Growth Index, which returned 13.16% and 14.79%, respectively. Results for other share classes are found in the table on page 3.
MARKET CONDITIONS
The economic expansion that began in 2003 took hold in the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. In the calendar year 2003, inflation averaged just 1% but rose to an annual rate of 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response to these trends, the U.S. Federal Reserve (the Fed) increased the federal funds target rate from 1.00% to 1.25% at its late June 2004 meeting.
   Gross domestic product (GDP), the broadest measure of economic activity, grew at an average annual rate of 5.8% in the second half of 2003, and at a more restrained 3.7% in the first half of 2004.
   For the fiscal year covered by this report, small-cap stocks generally outperformed mid-cap stocks. Both outperformed the market as a whole. The best performing sectors of the S&P 500 Index included energy, industrials, utilities and materials, while the weakest-performing sectors were health care, consumer staples and consumer discretionary.
YOUR FUND
During the period, we continued to look for companies that demonstrate the potential for above-average earnings and revenue growth. The fund is composed of high-quality growth stocks, and we continued to monitor opportunities to invest in growth-oriented sectors to capitalize on the economic upturn.
   Healthy expansion of the U.S. economy during the period drove mid-cap stocks higher, and the fund participated in the stock market rally that ran from the beginning of the period through February 2004. In comparison to the Russell Midcap Growth Index, the fund's industrials, energy and consumer staples holdings were the key outperformers during the period. In industrials, education stocks-Apollo Group and ITT Educational Services-both staged impressive runs driven by strong underlying growth in demand for their post-secondary degree programs. The fund no longer held ITT Educational
Services at the close of the reporting period. We sold the stock and took profits because we believe the company was overvalued and had a low growth rate.
   The strongest contributors to fund performance included temporary staffing firm Robert Half and diversified industrial manufacturer Eaton Corp. Robert
Half benefited from a surge in the staffing industry in the wake of the economic recovery. Eaton Corp. on July 15 reported a 73% increase in net income in the second quarter of 2004 over the same period in 2003. Energy holding Murphy Oil rose more than 50% during the period. On July 27, Murphy Oil announced record earnings of $349.9 million for the second quarter of 2004.
   Other strong contributors to fund performance included Fastenal, a retailer of fasteners and other industrial products, which experienced a strong ramp-up in earnings with the recovery in demand for capital equipment; Apache, an oil and gas exploration and production company, which announced second quarter 2004 earnings rose by 53%; and Whole Foods Market, a fast-growing natural foods retailer, which announced third-quarter sales increased by 22% over the
================================================================================
PORTFOLIO COMPOSITION
By sector, based on total investments.
Excludes money market fund holdings
                                  [PIE CHART]

                        Information Technology.... 25.6%
                        Health Care............... 17.6%
                        Consumer Discretionary.... 17.7%
                        Industrials............... 14.9%
                        Financials................  9.9%
                        Energy....................  6.4%
                        Consumer Staples..........  3.1%
                        Materials.................  2.3%
                        Telecommunication Services  1.4%
                        Utilities.................  1.1%

================================================================================
================================================================================

                    TOP 10 EQUITY HOLDINGS
                    Excludes money market fund holdings
                     1. CDW Corp....................... 2.0%
                     2. Smith International, Inc....... 2.0
                     3. Legg Mason, Inc................ 1.9
                     4. Murphy Oil Corp................ 1.9
                     5. Robinson (C.H.) Worldwide, Inc. 1.7
                     6. Eaton Corp..................... 1.7
                     7. Henry Schein, Inc.............. 1.7
                     8. Verisign, Inc.................. 1.6
                     9. Avaya Inc...................... 1.6
                     10. Robert Half International Inc. 1.6

                 TOP 10 INDUSTRIES
                 Excludes money market fund holdings
                  1. Data Processing & Outsourced Services 6.9%
                  2. Health Care Equipment................ 4.7
                  3. Communications Equipment............. 3.9
                  4. Asset Management & Custody Banks..... 3.9
                  5. Health Care Services................. 3.6
                  6. Semiconductors....................... 3.1
                  7. Industrial Machinery................. 3.1
                  8. Oil & Gas Equipment & Services....... 3.1
                  9. Broadcasting & Cable TV.............. 3.0
                  10. Hotels, Resorts & Cruise Lines...... 2.6

================================================================================
================================================================================
FUND VS. INDEXES
TOTAL RETURNS, 7/31/03-7/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

              Class A Shares.......................         10.73%
              Class B Shares.......................          9.93
              Class C Shares.......................         10.00
              Investor Class Shares................         10.79
              S&P 500 Index (Broad Market Index)...         13.16
              Russell Midcap Growth Index..........
              (Style-specific Index)...............         14.79
              Lipper Mid-Cap Growth Fund Index
              (Peer Group Index)...................         10.05
              Source: Lipper, Inc..................
              TOTAL NET ASSETS                      $20.1 MILLION
              TOTAL NUMBER OF HOLDINGS                         83
              (Excludes money market fund holdings)

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================
same period in 2003. The fund no longer held Apache at the close of the period. We sold the stocks and took profits after they reached our valuation targets.
   The fund's consumer discretionary stocks were the largest detractors from performance. The fund was overweight in media stocks, which badly lagged the market.
   Among the media stocks that detracted from fund performance were broadcasters Cox Radio, EchoStar and Cox Communications. Cox Radio rallied substantially through the end of 2003 in anticipation of a strong 2004 recovery in advertising revenues. We sold Cox Communications and Cox Radio after both companies lowered earnings guidance due to a slower market and increased competition. EchoStar and Cox Communications, direct broadcast satellite and cable television providers, respectively, rallied last year but lagged in 2004 on weaker-than-expected subscriber sales. Investors remained wary of a price war between the two companies.
   Another detractor from performance was Lincare Holdings, a respiratory therapy firm, which traded down with the passage of the comprehensive Medicare prescription drug and reform bill. The bill introduced uncertainty as to how the company's home oxygen services would be reimbursed in the future.
   Lincare is a leader in home oxygen therapy. Although the stock periodically gets hit with Medicare reimbursement worries, the growth in demand for its services has been strong and we believe the growth will continue, given America's aging population. Additionally, the company has an impressive record of earnings growth that is well above average. We sold Lincare after the stock reached our valuation targets and redeployed profits in other attractive opportunities.
   During the period we increased the fund's industrials sector weighting in comparison with the Russell Midcap Growth Index in order to benefit from capital spending. We also modestly increased weighting in the health care sector, adding core positions in Shire Pharmaceuticals, Henry Schein and Biogen Idec to the portfolio. We sold Biogen after it reached our valuation target. We slightly reduced the fund's weighting in technology following last year's spectacular run as many tech stocks bottomed out in March 2003.
IN CLOSING
We are pleased with the fund's return during the fiscal year. We continued to invest at least 80% of fund assets in mid-sized companies listed in the Russell Midcap Growth Index that meet the fund's standards of having exceptional growth and strong leadership.
         See important fund and index disclosures inside front cover.

[RASPLICKA PAUL J. RASPLICKA
  PHOTO]
           Paul Rasplicka, Chartered Financial Analyst, is lead manager of INVESCO Mid-Cap Growth
           Fund. He joined AIM in 1998 following four years at INVESCO Trust Co., a subsidiary of
           AMVESCAP PLC. Mr. Rasplicka began his investment career in 1982 as an equity research analyst. He is a magna cum laude graduate of the University of Colorado with a B.S. in business administration. Mr. Rasplicka also earned an M.B.A. from the University of Chicago
 [CHAPMAN  MICHAEL CHAPMAN
  PHOTO]
           Michael Chapman, Chartered Financial Analyst, began his investment career in 1995 as an analyst and portfolio manager. Prior to joining AIM in 2001 he also worked as an equity and securities analyst. Mr. Chapman holds a B.S. in petroleum engineering and an M.A. in energy and mineral resources from The University of Texas.

Assisted by the Small/Mid Cap Core Team
                             [RIGHT ARROW GRAPHIC]
FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.
INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 - July 31, 2004.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                             HYPOTHETICAL
                                     ACTUAL           (5% ANNUAL RETURN BEFORE EXPENSES)
                           -------------------------- ----------------------------------
         BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES   ENDING ACCOUNT      EXPENSES
               VALUE           VALUE      PAID DURING     VALUE          PAID DURING
             (2/1/04)       (7/31/04)/1/   PERIOD/2/    (7/31/04)         PERIOD/2/
         ----------------- -------------- ----------- --------------     -----------
Class A.     $1,000.00        $945.60       $ 8.03      $1,016.61          $ 8.32
Class B.      1,000.00         942.20        11.15       1,013.38           11.56
Class C.      1,000.00         942.50        11.16       1,013.38           11.56
Investor      1,000.00         946.30         7.55       1,017.11            7.82

/1/ The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period February 1, 2004 to July 31, 2004 were -5.44%, -5.78%, -5.75% and -5.37% for Class A, Class B, Class C and Investor Class shares, respectively.
/2/ Expenses are equal to the Fund's annualized expense ratio (1.66%, 2.31%, 2.31% and 1.56% for Class A, B, C and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                        [ARROW For More Information Visit
                        BUTTON     AIMINVESTMENTS.COM
                        IMAGE]

LONG-TERM PERFORMANCE
YOUR FUND'S LONG-TERM PERFORMANCE
Past performance cannot guarantee comparable future results.
   Your fund's total return includes reinvested distributions, applicable sales charges, fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.
RESULTS OF A $10,000 INVESTMENT
10/1/01-7/31/04
                               [MOUNTAIN CHART]

             INVESCO        INVESCO        INVESCO         LIPPER     RUSSELL
          MID-CAP GROWTH MID-CAP GROWTH MID-CAP GROWTH MID-CAP GROWTH MIDCAP
               FUND           FUND           FUND           FUND      GROWTH     S&P 500
          CLASS A SHARES CLASS B SHARES CLASS C SHARES     INDEX       INDEX      INDEX
          -------------- -------------- -------------- -------------- -------    -------
9/30/2001      9450          10000          10000          10000       10000      10000
    10/01     10123          10678          10678          10557       11051      10191
     1101     11108          11703          11703          11424       12241      10972
    12/01     11644          12262          12262          11919       12706      11068
     1/02     11613          12228          12228          11463       12294      10907
     2/02     11132          11719          11711          10894       11597      10697
     3/02     12133          12771          12761          11580       12482      11099
     4/02     11973          12593          12575          11195       11821      10426
     5/02     11740          12339          12321          10822       11468      10350
     6/02     10795          11339          11321           9849       10203       9613
     7/02      9690          10178          10151           8787        9211       8864
     8/02      9666          10145          10083           8682        9179       8922
     9/02      9097           9543           9490           8143        8450       7953
    10/02      9746          10221          10159           8554        9105       8652
    11/02     10282          10780          10710           9062        9817       9161
    12/02      9682          10144          10083           8526        9224       8623
     1/03      9522           9966           9906           8399        9134       8398
     2/03      9409           9848           9787           8270        9054       8272
     3/03      9569          10009           9948           8388        9223       8352
     4/03     10130          10586          10524           8977        9851       9039
     5/03     10739          11221          11151           9719       10798       9515
     6/03     10755          11230          11151           9871       10952       9637
     7/03     11196          11688          11608          10260       11344       9807
     8/03     11805          12316          12227          10765       11969       9997
     9/03     11341          11815          11735          10404       11737       9892
    10/03     12351          12867          12777          11220       12682      10451
    11/03     12615          13139          13048          11486       13022      10543
    12/03     12759          13283          13184          11545       13164      11095
     1/04     13111          13639          13548          11837       13599      11299
     2/04     13206          13732          13649          12000       13827      11456
     3/04     13055          13571          13480          11997       13800      11283
     4/04     12911          13410          13320          11617       13411      11106
     5/04     13039          13537          13446          11870       13727      11258
     6/04     13223          13724          13633          12155       13946      11477
     7/04     12394          12547          12771          11292       13022      11097
                                                                      SOURCE: LIPPER, INC.

AVERAGE ANNUAL TOTAL RETURNS
As of 7/31/04, including applicable sales charges

                          CLASS A SHARES
                          Inception (10/1/01)..  7.88%
                          1 Year...............  4.66
                          CLASS B SHARES
                          Inception (10/1/01)..  8.35%
                          1 Year...............  4.93
                          CLASS C SHARES
                          Inception (10/1/01)..  9.03%
                          1 Year...............  9.00
                          INVESTOR CLASS SHARES
                          Inception (9/3/02)... 16.14%
                          1 Year............... 10.79

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.
AVERAGE ANNUAL TOTAL RETURNS
As of 6/30/04, including applicable sales charges

                          CLASS A SHARES
                          Inception (10/1/01).. 10.70%
                          1 Year............... 16.19
                          CLASS B SHARES
                          Inception (10/1/01).. 11.31%
                          1 Year............... 17.19
                          CLASS C SHARES
                          Inception (10/1/01).. 11.96%
                          1 Year............... 21.26
                          INVESTOR CLASS SHARES
                          Inception (9/3/02)... 21.19%
                          1 Year............... 23.05

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund's share classes will differ due to different sales charge structures and class expenses.
   Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.
   Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad-based market index since the S&P 500 Index is such a widely recognized gauge of the U.S. stock market. The fund will no longer use the Russell Midcap Growth Index, the index published in previous reports to shareholders, as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Russell Midcap Growth Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Growth Fund Index, which may or may not include INVESCO Mid-Cap Growth Fund, is included for comparison to a peer group.
SUPPLEMENT TO ANNUAL REPORT DATED 7/31/04
INVESCO MID-CAP GROWTH FUND
INSTITUTIONAL CLASS SHARES
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.
AVERAGE ANNUAL TOTAL RETURNS
For periods ended 7/31/04

                           Inception (9/9/98)  9.82%
                              5 Years........  5.24
                              1 Year......... 10.97

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 6/30/04, most recent calendar quarter-end

                           Inception (9/9/98) 11.20%
                              5 Years........  6.07
                              1 Year......... 23.29

Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.
Over for information on your fund's expenses.
FOR INSTITUTIONAL INVESTOR USE ONLY
This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM I-MCG-INS-1 9/04 [YOUR GOALS. OUR SOLUTIONS.]  [AIM INVESTMENTS LOGO]
                                      - REGISTERED TRADEMARK -   - REGISTERED TRADEMARK -

INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2004 - July 31, 2004.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                  HYPOTHETICAL
                                          ACTUAL           (5% ANNUAL RETURN BEFORE EXPENSES)
                                -------------------------- ----------------------------------
              BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES   ENDING ACCOUNT      EXPENSES
                    VALUE           VALUE      PAID DURING     VALUE          PAID DURING
                  (2/1/04)       (7/01/04)/1/   PERIOD/2/     (7/1/04)         PERIOD/2/
              ----------------- -------------- ----------- --------------     -----------
Institutional     $1,000.00        $946.50        $6.34      $1,018.35           $6.57

/1/ The actual ending account value is based on the actual total return of the Fund for the period February 1, 2004 to July 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period February 1, 2004 to July 31, 2004 was -5.35% for Institutional Class shares.
/2/ Expenses are equal to the Fund's annualized expense ratio of 0.31% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
FINANCIALS
SCHEDULE OF INVESTMENTS
July 31, 2004

                                                               MARKET
                                                     SHARES    VALUE
       -----------------------------------------------------------------
       COMMON STOCKS & OTHER EQUITY
        INTERESTS-94.11%
       ADVERTISING-1.04%
       Omnicom Group Inc.                             2,900 $    208,858
       -----------------------------------------------------------------
       AEROSPACE & DEFENSE-1.52%
       L-3 Communications Holdings, Inc.              5,000      305,750
       -----------------------------------------------------------------
       AIR FREIGHT & LOGISTICS-1.74%
       Robinson (C.H.) Worldwide, Inc.                8,001      349,884
       -----------------------------------------------------------------
       APPAREL, ACCESSORIES & LUXURY
        GOODS-1.47%
       Polo Ralph Lauren Corp.                        9,000      296,640
       -----------------------------------------------------------------
       APPLICATION SOFTWARE-2.40%
       Amdocs Ltd. (United Kingdom)/(a)/             11,800      256,060
       -----------------------------------------------------------------
       Autodesk, Inc.                                 5,200      209,040
       -----------------------------------------------------------------
       Intuit Inc./(a)/                                 500       18,720
       -----------------------------------------------------------------
                                                                 483,820
       -----------------------------------------------------------------
       ASSET MANAGEMENT & CUSTODY
        BANKS-3.86%
       Legg Mason, Inc.                               4,950      388,773
       -----------------------------------------------------------------
       Northern Trust Corp.                           4,920      197,440
       -----------------------------------------------------------------
       T. Rowe Price Group Inc.                       4,100      189,502
       -----------------------------------------------------------------
                                                                 775,715
       -----------------------------------------------------------------
       BIOTECHNOLOGY-1.05%
       Genzyme Corp./(a)/                             4,100      210,248
       -----------------------------------------------------------------
       BROADCASTING & CABLE TV-3.04%
       EchoStar Communications Corp. -- Class A/(a)/  7,450      206,514
       -----------------------------------------------------------------
       Scripps Co. (E.W.) (The) -- Class A            2,000      204,840
       -----------------------------------------------------------------
       Univision Communications Inc. -- Class A/(a)/  6,900      199,893
       -----------------------------------------------------------------
                                                                 611,247
       -----------------------------------------------------------------
       BUILDING PRODUCTS-0.97%
       York International Corp.                       5,500      195,690
       -----------------------------------------------------------------
       CASINOS & GAMING-2.35%
       International Game Technology                  2,400       77,616
       -----------------------------------------------------------------
       Scientific Games Corp. -- Class A/(a)/        10,800      192,348
       -----------------------------------------------------------------
       Station Casinos, Inc.                          4,700      203,040
       -----------------------------------------------------------------
                                                                 473,004
       -----------------------------------------------------------------
       COMMUNICATIONS EQUIPMENT-3.90%
       Avaya Inc./(a)/                               22,200      325,230
       -----------------------------------------------------------------
       Harris Corp.                                   4,300      204,164
       -----------------------------------------------------------------
       Juniper Networks, Inc./(a)/                   11,100      254,856
       -----------------------------------------------------------------
                                                                 784,250
       -----------------------------------------------------------------

                                                              MARKET
                                                    SHARES    VALUE
        ------------------------------------------------------------------
        COMPUTER STORAGE & PERIPHERALS-2.22%
        Lexmark International, Inc. -- Class A/(a)/  3,000 $    265,500
        ------------------------------------------------------------------
        Storage Technology Corp./(a)/                7,300      182,135
        ------------------------------------------------------------------
                                                                447,635
        ------------------------------------------------------------------
        CONSTRUCTION & FARM MACHINERY & HEAVY
         TRUCKS-1.03%
        PACCAR Inc.                                  3,450      206,862
        ------------------------------------------------------------------
        CONSUMER ELECTRONICS-1.08%
        Garmin Ltd. (Cayman Islands)                 5,800      217,500
        ------------------------------------------------------------------
        DATA PROCESSING & OUTSOURCED
         SERVICES-6.90%
        Alliance Data Systems Corp./(a)/             5,100      202,521
        ------------------------------------------------------------------
        CSG Systems International, Inc./(a)/        10,400      170,560
        ------------------------------------------------------------------
        DST Systems, Inc./(a)/                       6,400      291,584
        ------------------------------------------------------------------
        Fiserv, Inc./(a)/                            7,447      255,134
        ------------------------------------------------------------------
        Hewitt Associates, Inc. -- Class A/(a)/      7,600      202,920
        ------------------------------------------------------------------
        Iron Mountain Inc./(a)/                      8,250      266,227
        ------------------------------------------------------------------
                                                              1,388,946
        ------------------------------------------------------------------
        DEPARTMENT STORES-1.07%
        Kohl's Corp./(a)/                            4,700      215,072
        ------------------------------------------------------------------
        DISTILLERS & VINTNERS-0.98%
        Constellation Brands, Inc. -- Class A/(a)/   5,200      196,976
        ------------------------------------------------------------------
        DIVERSIFIED COMMERCIAL SERVICES-1.86%
        Apollo Group, Inc. -- Class A/(a)/           1,215      101,513
        ------------------------------------------------------------------
        Cintas Corp.                                 6,500      272,740
        ------------------------------------------------------------------
                                                                374,253
        ------------------------------------------------------------------
        EMPLOYMENT SERVICES-1.59%
        Robert Half International Inc.              11,500      319,930
        ------------------------------------------------------------------
        ENVIRONMENTAL SERVICES-1.02%
        Stericycle, Inc./(a)/                        4,200      205,800
        ------------------------------------------------------------------
        HEALTH CARE DISTRIBUTORS-2.55%
        Henry Schein, Inc./(a)/                      5,000      335,500
        ------------------------------------------------------------------
        Omnicare, Inc.                               6,300      178,101
        ------------------------------------------------------------------
                                                                513,601
        ------------------------------------------------------------------
        HEALTH CARE EQUIPMENT-4.74%
        Bio-Rad Laboratories/(a)/                    3,600      188,640
        ------------------------------------------------------------------
        Biomet, Inc.                                 4,700      206,753
        ------------------------------------------------------------------
        Kinetic Concepts, Inc./(a)/                  4,100      184,172
        ------------------------------------------------------------------
        Thermo Electron Corp./(a)/                   7,200      185,184
        ------------------------------------------------------------------
        Waters Corp./(a)/                            4,300      188,684
        ------------------------------------------------------------------
                                                                953,433
        ------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
       --------------------------------------------------------------------
       HEALTH CARE SERVICES-3.64%
       Caremark Rx, Inc./(a)/                         9,800 $    298,900
       --------------------------------------------------------------------
       Covance Inc./(a)/                              5,400      198,126
       --------------------------------------------------------------------
       Express Scripts, Inc./(a)/                     3,600      236,160
       --------------------------------------------------------------------
                                                                 733,186
       --------------------------------------------------------------------
       HEALTH CARE SUPPLIES-1.21%
       Fisher Scientific International Inc./(a)/      4,200      244,440
       --------------------------------------------------------------------
       HOMEBUILDING-1.09%
       Pulte Homes, Inc.                              4,000      218,520
       --------------------------------------------------------------------
       HOTELS, RESORTS & CRUISE LINES-2.58%
       Hilton Hotels Corp.                           17,600      313,808
       --------------------------------------------------------------------
       Royal Caribbean Cruises Ltd. (Liberia)         4,800      205,200
       --------------------------------------------------------------------
                                                                 519,008
       --------------------------------------------------------------------
       HYPERMARKETS & SUPER CENTERS-1.00%
       BJ's Wholesale Club, Inc./(a)/                 8,600      200,466
       --------------------------------------------------------------------
       INDUSTRIAL GASES-1.05%
       Praxair, Inc.                                  5,350      211,057
       --------------------------------------------------------------------
       INDUSTRIAL MACHINERY-3.08%
       Donaldson Co., Inc.                           10,630      283,077
       --------------------------------------------------------------------
       Eaton Corp.                                    5,200      336,128
       --------------------------------------------------------------------
                                                                 619,205
       --------------------------------------------------------------------
       INSURANCE BROKERS-0.99%
       Willis Group Holdings Ltd. (Bermuda)           5,700      198,360
       --------------------------------------------------------------------
       INTEGRATED OIL & GAS-1.88%
       Murphy Oil Corp.                               4,900      378,966
       --------------------------------------------------------------------
       INTERNET SOFTWARE & SERVICES-2.42%
       United Online, Inc./(a)/                      10,000      156,000
       --------------------------------------------------------------------
       VeriSign, Inc./(a)/                           18,900      330,939
       --------------------------------------------------------------------
                                                                 486,939
       --------------------------------------------------------------------
       LEISURE PRODUCTS-0.17%
       Marvel Enterprises, Inc./(a)/                  2,600       33,930
       --------------------------------------------------------------------
       MANAGED HEALTH CARE-0.94%
       Anthem, Inc./(a)/                              2,300      189,681
       --------------------------------------------------------------------
       METAL & GLASS CONTAINERS-1.07%
       Ball Corp.                                     2,975      214,736
       --------------------------------------------------------------------
       MULTI-UTILITIES & UNREGULATED POWER-0.98%
       Questar Corp.                                  4,800      196,704
       --------------------------------------------------------------------
       OIL & GAS EQUIPMENT & SERVICES-3.06%
       Smith International, Inc./(a)/                 6,800      396,304
       --------------------------------------------------------------------
       Weatherford International Ltd. (Bermuda)/(a)/  4,700      219,866
       --------------------------------------------------------------------
                                                                 616,170
       --------------------------------------------------------------------
       OIL & GAS EXPLORATION & PRODUCTION-1.04%
       XTO Energy, Inc.                               7,000      209,300
       --------------------------------------------------------------------

                                                                  MARKET
                                                        SHARES    VALUE
    -----------------------------------------------------------------------
    PACKAGED FOODS & MEATS-0.99%
    Flowers Foods, Inc.                                  7,600 $    198,360
    -----------------------------------------------------------------------
    PHARMACEUTICALS-2.51%
    Shire Pharmaceuticals Group PLC-ADR (United
     Kingdom)/(a)/                                      11,900      316,302
    -----------------------------------------------------------------------
    Teva Pharmaceutical Industries Ltd.-ADR (Israel)     6,400      189,440
    -----------------------------------------------------------------------
                                                                    505,742
    -----------------------------------------------------------------------
    PROPERTY & CASUALTY INSURANCE-1.12%
    SAFECO Corp.                                         4,800      225,888
    -----------------------------------------------------------------------
    REAL ESTATE MANAGEMENT &
     DEVELOPMENT-1.01%
    CB Richard Ellis Group, Inc. -- Class A/(a)/        10,700      202,658
    -----------------------------------------------------------------------
    REGIONAL BANKS-1.02%
    Zions Bancorp.                                       3,400      205,700
    -----------------------------------------------------------------------
    RESTAURANTS-1.01%
    Ruby Tuesday, Inc.                                   7,000      202,230
    -----------------------------------------------------------------------
    SEMICONDUCTORS-3.09%
    Linear Technology Corp.                              7,970      311,627
    -----------------------------------------------------------------------
    Microchip Technology Inc.                           10,725      310,703
    -----------------------------------------------------------------------
                                                                    622,330
    -----------------------------------------------------------------------
    SPECIALIZED FINANCE-0.47%
    Moody's Corp.                                        1,400       95,340
    -----------------------------------------------------------------------
    SPECIALTY STORES-1.76%
    Advance Auto Parts, Inc./(a)/                        1,000       37,120
    -----------------------------------------------------------------------
    Staples, Inc.                                       11,000      317,680
    -----------------------------------------------------------------------
                                                                    354,800
    -----------------------------------------------------------------------
    SYSTEMS SOFTWARE-1.14%
    Symantec Corp./(a)/                                  4,900      229,124
    -----------------------------------------------------------------------
    TECHNOLOGY DISTRIBUTORS-2.01%
    CDW Corp.                                            6,300      405,090
    -----------------------------------------------------------------------
    THRIFTS & MORTGAGE FINANCE-0.89%
    Radian Group Inc.                                    3,900      179,478
    -----------------------------------------------------------------------
    TRADING COMPANIES & DISTRIBUTORS-1.20%
    Fastenal Co.                                         3,875      241,723
    -----------------------------------------------------------------------
    WIRELESS TELECOMMUNICATION
     SERVICES-1.31%
    Nextel Partners, Inc. -- Class A/(a)/               16,400      263,548
    -----------------------------------------------------------------------
        Total Common Stocks & Other Equity Interests
         (Cost $17,571,360)                                      18,937,793
    -----------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
       -----------------------------------------------------------------
       MONEY MARKET FUNDS-3.35%
       INVESCO Treasurer's Money Market Reserve Fund
        (Cost $674,355)/(b)/                         674,355 $   674,355
       -----------------------------------------------------------------
       TOTAL INVESTMENTS-97.46% (Cost $18,245,715)            19,612,148
       -----------------------------------------------------------------
       OTHER ASSETS LESS LIABILITIES-2.54%                       510,406
       -----------------------------------------------------------------
       NET ASSETS-100.00%                                    $20,122,554
       -----------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements. STATEMENT OF ASSETS AND LIABILITIES
July 31, 2004

 ASSETS:
 Investments, at market value (cost $17,571,360)                   $18,937,793
 ------------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $674,355)          674,355
 ------------------------------------------------------------------------------
     Total investments (cost $18,245,715)                           19,612,148
 ------------------------------------------------------------------------------
 Foreign currencies, at value (cost $252,952)                          250,108
 ------------------------------------------------------------------------------
 Receivables for:
   Investments sold                                                    294,646
 ------------------------------------------------------------------------------
   Fund shares sold                                                     98,200
 ------------------------------------------------------------------------------
   Dividends                                                             1,855
 ------------------------------------------------------------------------------
   Amount due from advisor                                              15,628
 ------------------------------------------------------------------------------
 Investment for deferred compensation and retirement plans               3,206
 ------------------------------------------------------------------------------
 Other assets                                                           61,615
 ------------------------------------------------------------------------------
     Total assets                                                   20,337,406
 ------------------------------------------------------------------------------
 LIABILITIES:
 Payables for:
   Investments purchased                                               147,227
 ------------------------------------------------------------------------------
   Fund shares reacquired                                                2,850
 ------------------------------------------------------------------------------
   Deferred compensation and retirement plans                            3,242
 ------------------------------------------------------------------------------
 Accrued distribution fees                                               7,650
 ------------------------------------------------------------------------------
 Accrued trustees' fees                                                    902
 ------------------------------------------------------------------------------
 Accrued transfer agent fees                                             9,069
 ------------------------------------------------------------------------------
 Accrued operating expenses                                             43,912
 ------------------------------------------------------------------------------
     Total liabilities                                                 214,852
 ------------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $20,122,554
 ------------------------------------------------------------------------------
 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $18,882,450
 ------------------------------------------------------------------------------
 Undistributed net investment income (loss)                             (1,682)
 ------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities
  and foreign currencies                                              (121,804)
 ------------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                                             1,363,590
 ------------------------------------------------------------------------------
                                                                   $20,122,554
 ------------------------------------------------------------------------------

           NET ASSETS:
           Class A                                         $6,542,382
           ----------------------------------------------------------
           Class B                                         $2,895,235
           ----------------------------------------------------------
           Class C                                         $2,650,413
           ----------------------------------------------------------
           Investor Class                                  $5,112,775
           ----------------------------------------------------------
           Institutional Class                             $2,921,749
           ----------------------------------------------------------
           SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
            UNLIMITED NUMBER OF SHARES AUTHORIZED:
           Class A                                            422,753
           ----------------------------------------------------------
           Class B                                            190,950
           ----------------------------------------------------------
           Class C                                            175,862
           ----------------------------------------------------------
           Investor Class                                     329,582
           ----------------------------------------------------------
           Institutional Class                                187,506
           ----------------------------------------------------------
           Class A :
             Net asset value per share                     $    15.48
           ----------------------------------------------------------
             Offering price per share:
               (Net asset value of $15.48 / 94.50%)        $    16.38
           ----------------------------------------------------------
           Class B:
             Net asset value and offering price per share  $    15.16
           ----------------------------------------------------------
           Class C:
             Net asset value and offering price per share  $    15.07
           ----------------------------------------------------------
           Investor Class:
             Net asset value and offering price per share  $    15.51
           ----------------------------------------------------------
           Institutional Class:
             Net asset value and offering price per share  $    15.58
           ----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. STATEMENT OF OPERATIONS
For the year ended July 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $650)                                     $   74,470
--------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                5,168
--------------------------------------------------------------------------------------------------
    Total investment income                                                                79,638
--------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                             194,076
--------------------------------------------------------------------------------------------------
Administrative services fees                                                               21,351
--------------------------------------------------------------------------------------------------
Custodian fees                                                                             12,434
--------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                  24,539
--------------------------------------------------------------------------------------------------
  Class B                                                                                  28,848
--------------------------------------------------------------------------------------------------
  Class C                                                                                  26,780
--------------------------------------------------------------------------------------------------
  Investor Class                                                                           13,429
--------------------------------------------------------------------------------------------------
Transfer agent fees:
  Class A                                                                                  26,360
--------------------------------------------------------------------------------------------------
  Class B                                                                                  11,105
--------------------------------------------------------------------------------------------------
  Class C                                                                                  11,983
--------------------------------------------------------------------------------------------------
  Investor Class                                                                           36,875
--------------------------------------------------------------------------------------------------
  Institutional Class                                                                       1,397
--------------------------------------------------------------------------------------------------
Trustees' and retirement fees                                                              10,948
--------------------------------------------------------------------------------------------------
Registration and filing fees                                                               69,499
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    42,348
--------------------------------------------------------------------------------------------------
Professional fees                                                                          50,801
--------------------------------------------------------------------------------------------------
Other                                                                                      27,564
--------------------------------------------------------------------------------------------------
    Total expenses                                                                        610,337
--------------------------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                                 (264,409)
--------------------------------------------------------------------------------------------------
    Net expenses                                                                          345,928
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (266,290)
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                                                 2,272,083
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          395
--------------------------------------------------------------------------------------------------
                                                                                        2,272,478
--------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                  (377,877)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       (2,843)
--------------------------------------------------------------------------------------------------
                                                                                         (380,720)
--------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                              1,891,758
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $1,625,468
--------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2004, the three months ended July 31, 2003, and the year ended April 30, 2003.

                                                                THREE MONTHS
                                                    YEAR ENDED     ENDED      YEAR ENDED
                                                     JULY 31,     JULY 31,    APRIL 30,
                                                       2004         2003         2003
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $  (266,290) $   (54,471) $  (131,697)
-----------------------------------------------------------------------------------------
 Net realized gain (loss) from investment
   securities and foreign currencies                 2,272,478      358,022     (647,698)
-----------------------------------------------------------------------------------------
 Change in net unrealized appreciation
   (depreciation) of investment securities and
   foreign currencies                                 (380,720)   1,153,489     (380,224)
-----------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations                                      1,625,468    1,457,040   (1,159,619)
-----------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                              (596,196)     261,100    3,400,934
-----------------------------------------------------------------------------------------
 Class B                                               181,496      105,376    1,211,254
-----------------------------------------------------------------------------------------
 Class C                                               183,883       37,745    1,678,542
-----------------------------------------------------------------------------------------
 Investor Class                                        889,516      954,033    2,456,802
-----------------------------------------------------------------------------------------
 Institutional Class                                 1,550,245       37,841     (938,761)
-----------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     share transactions                              2,208,944    1,396,095    7,808,771
-----------------------------------------------------------------------------------------
   Net increase in net assets                        3,834,412    2,853,135    6,649,152
-----------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                  16,288,142   13,435,007    6,785,855
-----------------------------------------------------------------------------------------
 End of year (including undistributed net
   investment income (loss) of $(1,682), $(117)
   and $(102) for July 31, 2004, July 31, 2003
   and April 30, 2003, respectively)               $20,122,554  $16,288,142  $13,435,007
-----------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. NOTES TO FINANCIAL STATEMENTS
July 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
INVESCO Mid-Cap Growth Fund (the "Fund") is a series portfolio of AIM Stock Funds, Inc. (the "Trust",). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25,2003, the fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. For the period November 25, 2003 through July 31, 2004 the Fund paid advisory fees to AIM of $136,433. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $57,643. Under the terms of a Sub-Advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective July 16, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.55% and 1.30%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 1.90% and 1.65%, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expenses on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $153.
  For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $24,201, $15,289, $14,840, $40,941 and $13,821 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $9,461, $3,077, $4,746, $12,087 and $178 for Class A,
Class B, Class C, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $107,070.
  For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $18,545 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to November 25, 2003, the trust had an administration service agreement with IFG under similar terms. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $16,632 for such services. Prior to November 5, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $4,719 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $12,921 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $74,799 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $24,539, $28,848, $26780 and $13,429, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $3,941 in front-end sales commissions from the sale of Class A shares and $7, $4 and $147 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                MARKET                               UNREALIZED    MARKET           REALIZED
                                                VALUE     PURCHASES    PROCEEDS     APPRECIATION   VALUE   DIVIDEND   GAIN
FUND                                           07/31/03    AT COST    FROM SALES   (DEPRECIATION) 07/31/04  INCOME   (LOSS)
----------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Money Market Reserve Fund $1,050,344 $17,699,252 $(18,075,241)      $--       $674,355  $5,168    $--
----------------------------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2004, the Fund paid legal fees of $1,692 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 5--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.
  Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under LOC during the period until its expiration date on December 3, 2003.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term gain distributions paid during the year ended July, 31 2004, the three months ended July 31, 2003 and the year ended April 30, 2003.
TAX COMPONENTS OF NET ASSETS:
As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                         2004
              ---------------------------------------------------
              Unrealized appreciation -- investments $ 1,258,770
              ---------------------------------------------------
              Temporary book/tax differences              (1,682)
              ---------------------------------------------------
              Capital loss carryforward                  (16,984)
              ---------------------------------------------------
              Shares of beneficial interest           18,882,450
              ---------------------------------------------------
              Total net assets                       $20,122,554
              ---------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the losses on wash sales. The tax-basis unrealized appreciation on investments amount includes (depreciation) on foreign currencies of $(2,843).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.
  The Fund utilized $2,026,994 of capital loss carry forward in the current period to offset net realized capital gain for Federal Income Tax purposes.
  The Fund has a capital loss carryforward for tax purposes as of July 31, 2004 which expires as follows:

                                        CAPITAL LOSS
                          EXPIRATION    CARRYFORWARD*
                          ---------------------------
                          July 31, 2010    $16,984
                          ---------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
NOTE 7--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $23,534,806 and $21,766,071, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $1,716,549
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (454,936)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $1,261,613
    ------------------------------------------------------------------------

Cost of investments for tax purposes is $18,350,535.
NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $264,725, undistributed net realized gain (loss) decreased by $395 and shares of beneficial interest decreased by $264,330. This reclassification had no effect on the net assets of the Fund.
NOTE 9--SHARE INFORMATION
The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                        CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
                                                                  THREE MONTHS ENDED
                                           YEAR ENDED JULY 31,         JULY 31,         YEAR ENDED APRIL 30,
                                                  2004                   2003                   2003
                                         ----------------------  --------------------  ---------------------
                                          SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
 Class A                                  126,364  $  1,993,888   49,045  $   662,425   378,737  $ 4,762,893
-------------------------------------------------------------------------------------------------------------
 Class B                                   39,727       622,652   10,870      144,105   125,030    1,554,913
-------------------------------------------------------------------------------------------------------------
 Class C                                  170,972     2,642,938  102,319    1,341,516   210,430    2,630,204
-------------------------------------------------------------------------------------------------------------
 Investor Class                           881,162    13,650,693  160,744    2,163,284   705,662    8,614,158
-------------------------------------------------------------------------------------------------------------
 Institutional Class                      134,650     2,154,609    3,864       51,600    47,746      700,351
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
 to Class A shares:/(a)/
 Class A                                    6,217       103,132       --           --        --           --
-------------------------------------------------------------------------------------------------------------
 Class B                                   (6,338)     (103,132)      --           --        --           --
-------------------------------------------------------------------------------------------------------------
Reacquired:
 Class A                                 (170,717)   (2,693,216) (29,944)    (401,325) (112,659)  (1,361,959)
-------------------------------------------------------------------------------------------------------------
 Class B                                  (21,581)     (338,024)  (2,938)     (38,729)  (28,233)    (343,659)
-------------------------------------------------------------------------------------------------------------
 Class C                                 (163,602)   (2,459,055) (99,974)  (1,303,771)  (78,976)    (951,662)
-------------------------------------------------------------------------------------------------------------
 Investor Class                          (882,819)  (12,761,177) (89,794)  (1,209,251) (505,373)  (6,157,356)
-------------------------------------------------------------------------------------------------------------
 Institutional Class                      (37,562)     (604,364)    (993)     (13,759) (130,099)  (1,639,112)
-------------------------------------------------------------------------------------------------------------
                                           76,473  $  2,208,944  103,199  $ 1,396,095   612,265  $ 7,808,771
-------------------------------------------------------------------------------------------------------------

/(a)/Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.
NOTE 10--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                              CLASS A
                                                                   -------------------------------------------------------------
                                                                                                               OCTOBER 1, 2001
                                                                                   THREE MONTHS                  (DATE SALES
                                                                    YEAR ENDED        ENDED         YEAR ENDED  COMMENCED) TO
                                                                     JULY 31,        JULY 31,       APRIL 30,     APRIL 30,
                                                                       2004            2003            2003         2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.98           $12.65         $ 14.95       $11.80
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.21)           (0.00)          (0.12)       (0.10)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.71             1.33           (2.18)        3.25
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.50             1.33           (2.30)        3.15
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.48           $13.98         $ 12.65       $14.95
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     10.73%           10.51%         (15.38)%      26.69%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $6,542           $6,444         $ 5,587       $2,627
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                          1.65%/(c)/       1.65%/(d)/      1.65%        1.65%/(d)/
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                       2.78%/(c)/       2.85%/(d)/      2.77%        3.09%/(d)/
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.24)%/(c)/     (1.28)%/(d)/    (1.16)%      (1.44)%/(d)/
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            117%              23%             50%          23%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $7,011,276.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                          CLASS B
                                                             -----------------------------------------------------------------
                                                                                                             OCTOBER 1, 2001
                                                                             THREE MONTHS                      (DATE SALES
                                                              YEAR ENDED        ENDED          YEAR ENDED     COMMENCED) TO
                                                               JULY 31,        JULY 31,        APRIL 30,        APRIL 30,
                                                                 2004            2003             2003            2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $13.79           $12.49         $ 14.86           $11.80
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                   (0.29)           (0.02)          (0.17)/(a)/      (0.15)/(a)/
------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   1.66             1.32           (2.20)            3.21
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              1.37             1.30           (2.37)            3.06
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $15.16           $13.79         $ 12.49           $14.86
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                9.93%           10.41%         (15.95)%          25.93%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $2,895           $2,470         $ 2,139           $1,106
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and expense reimbursements                     2.30%/(c)/       2.30%/(d)/      2.30%            2.30%/(d)/
------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and expense reimbursements                  3.59%/(c)/       3.68%/(d)/      3.71%            4.06%/(d)/
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (1.89)%/(c)/     (1.92)%/(d)/    (1.81)%          (2.14)%/(d)/
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                      117%              23%             50%              23%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,884,820.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                              CLASS C
                                                                   -------------------------------------------------------------
                                                                                                               OCTOBER 1, 2001
                                                                                   THREE MONTHS                  (DATE SALES
                                                                    YEAR ENDED        ENDED         YEAR ENDED  COMMENCED) TO
                                                                     JULY 31,        JULY 31,       APRIL 30,     APRIL 30,
                                                                       2004            2003            2003         2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.70           $12.42         $ 14.84       $11.80
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.29)           (0.02)          (0.25)       (0.14)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.66             1.30           (2.17)        3.18
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.37             1.28           (2.42)        3.04
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.07           $13.70         $ 12.42       $14.84
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     10.00%           10.31%         (16.31)%      25.76%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $2,650           $2,308         $ 2,063       $  515
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                          2.30%/(c)/       2.30%/(d)/      2.30%        2.30%/(d)/
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                       3.68%/(c)/       3.86%/(d)/      3.88%        4.45%/(d)/
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.89)%/(c)/     (1.92)%/(d)/    (1.80)%      (2.13)%/(d)/
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            117%              23%             50%          23%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,678,035.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                              INVESTOR CLASS
                                                            ---------------------------------------------------
                                                                                             SEPTEMBER 3, 2002
                                                                            THREE MONTHS        (DATE SALES
                                                             YEAR ENDED        ENDED           COMMENCED) TO
                                                              JULY 31,        JULY 31,           APRIL 30,
                                                                2004            2003               2003
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.00           $12.66             $11.66
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.19)           (0.01)             (0.07)/(a)/
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.70             1.35               1.07
---------------------------------------------------------------------------------------------------------------
    Total from investment operations                            1.51             1.34               1.00
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.51           $14.00             $12.66
---------------------------------------------------------------------------------------------------------------
Total return/(b)/                                              10.79%           10.58%              8.58%
---------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,113           $3,798             $2,536
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                   1.55%/(c)/       1.55%/(d)/         1.55%/(d)/
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                3.19%/(c)/       3.55%/(d)/         3.57%/(d)/
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets    (1.14)%/(c)/     (1.18)%/(d)/       (1.01)%/(d)/
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                     117%              23%                50%
---------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $5,311,583.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                   ---------------------------------------------------------------------------
                                                                   THREE MONTHS
                                                    YEAR ENDED        ENDED                    YEAR ENDED APRIL 30,
                                                     JULY 31,        JULY 31,       ------------------------------------------
                                                       2004            2003             2003        2002     2001      2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $14.04           $12.69        $ 14.94       $14.78   $ 19.03   $ 12.76
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.07)           (0.03)/(a)/    (0.11)/(a)/  (0.15)    (0.13)    (0.12)
------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     1.61             1.38          (2.14)        0.31     (2.38)     6.41
------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    1.54             1.35          (2.25)        0.16     (2.51)     6.29
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Distributions from net realized gains                   --               --             --           --     (1.64)    (0.02)
------------------------------------------------------------------------------------------------------------------------------
 Return of capital                                       --               --             --           --     (0.10)       --
------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                   --               --             --           --     (1.74)    (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $15.58           $14.04        $ 12.69       $14.94   $ 14.78   $ 19.03
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                     10.97%           10.64%        (15.06)%       1.08%   (13.60)%   49.49%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $2,922           $1,269        $ 1,111       $2,538   $19,742   $17,703
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and expense reimbursements           1.30%/(c)/       1.30%/(d)/     1.30%        1.30%     1.30%     1.31%
------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and expense reimbursements        2.91%/(c)/       3.15%/(d)/     3.35%        2.29%     1.88%     2.48%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (0.89)%/(c)/     (0.93)%/(d)/   (0.83)%      (1.06)%   (0.90)%   (0.95)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                            117%              23%            50%          23%       41%       42%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $1,461,913.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.
NOTE 11--LEGAL PROCEEDINGS
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.
  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary
A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.
  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  Agreements in Principle and Settled Enforcement Actions Related to Market
Timing
  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R.
Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group
Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.
  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.
  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.
  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.
  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.
  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.
  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.
  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited
Mr. Legoski from associating with a broker or dealer for a period of one year.
  Ongoing Regulatory Inquiries Concerning IFG
  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.
  Ongoing Regulatory Inquiries Concerning AIM
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of INVESCO Mid Cap Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Mid Cap Growth Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the "Fund") at July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PRICEWATERHOUSECOOPERS LLP
September 17, 2004
Houston, Texas
PROXY RESULTS (UNAUDITED)
A Special Meeting of Shareholders of INVESCO Mid-Cap Growth Fund ("Fund"), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds, Inc.), ("Company"), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:
(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.
(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.
(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
(4)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.
The results of the voting on the above matters were as follows:

                                                               WITHHOLDING
          TRUSTEES/MATTER                           VOTES FOR   AUTHORITY
     ---------------------------------------------------------------------
     (1)* Bob R. Baker............................ 362,405,144 19,855,030
          Frank S. Bayley......................... 362,437,628 19,822,546
          James T. Bunch.......................... 362,488,718 19,771,456
          Bruce L. Crockett....................... 362,515,953 19,744,221
          Albert R. Dowden........................ 362,455,376 19,804,798
          Edward K. Dunn, Jr...................... 362,445,962 19,814,212
          Jack M. Fields.......................... 362,484,095 19,776,079
          Carl Frischling......................... 362,371,394 19,888,780
          Robert H. Graham........................ 362,402,926 19,857,248
          Gerald J. Lewis......................... 362,263,534 19,996,640
          Prema Mathai-Davis...................... 362,317,138 19,943,036
          Lewis F. Pennock........................ 362,372,299 19,887,875
          Ruth H. Quigley......................... 362,270,092 19,990,082
          Louis S. Sklar.......................... 362,404,051 19,856,123
          Larry Soll, Ph.D........................ 362,452,103 19,808,071
          Mark H. Williamson...................... 362,227,445 20,032,729

                                                            VOTES     WITHHELD/
     MATTER                                    VOTES FOR   AGAINST   ABSTENTIONS
---------------------------------------------------------------------------------
(2)  Approval of a new Investment Advisory
     Agreement with A I M Advisors, Inc......     855,588     13,597      9,007
(3)  Approval of a new Sub-Advisory
     Agreement between A I M Advisors, Inc.
     and INVESCO Institutional (N.A.), Inc...     855,004     13,537      9,651
(4)* To approve an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 302,828,268 16,875,556 62,556,350**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

                                                            VOTES     WITHHELD/
     MATTER                                    VOTES FOR   AGAINST   ABSTENTIONS
---------------------------------------------------------------------------------
(1)* To approve an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 326,477,030 18,532,333 62,801,232**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

                                                            VOTES     WITHHELD/
     MATTER                                    VOTES FOR   AGAINST   ABSTENTIONS
---------------------------------------------------------------------------------
(1)* To approve an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 345,396,965 18,782,801 62,618,399**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

                                                            VOTES     WITHHELD/
     MATTER                                    VOTES FOR   AGAINST   ABSTENTIONS
---------------------------------------------------------------------------------
(1)* Approval of an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 354,789,002 19,165,807 57,283,120**

--------
 * Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
** Includes Broker Non-Votes
OTHER INFORMATION
TRUSTEES AND OFFICERS
As of May 31, 2004
The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND              TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST      OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
  INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946        2003             Director and Chairman, A I M Management  None
  Trustee, Chairman and President                     Group Inc. (financial services holding
                                                      company); and Director and Vice
                                                      Chairman, AMVESCAP PLC and Chairman,
                                                      AMVESCAP PLC -- AIM Division (parent of
                                                      AIM and a global investment management
                                                      firm)
                                                      Formerly: President and Chief Executive
                                                      Officer, A I M Management Group Inc.;
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director and Chairman, A I M
                                                      Capital Management, Inc. (registered
                                                      investment advisor), A I M
                                                      Distributors, Inc. (registered broker
                                                      dealer), AIM Investment Services, Inc.,
                                                      (registered transfer agent), and Fund
                                                      Management Company (registered broker
                                                      dealer); and Chief Executive Officer,
                                                      AMVESCAP PLC --Managed Products
--------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951      1998             Director, President and Chief Executive  None
  Trustee and Executive Vice                          Officer, A I M Management Group Inc.
  President                                           (financial services holding company);
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor) and A I M Distributors, Inc.
                                                      (registered broker dealer); Director
                                                      and Chairman, AIM Investment Services,
                                                      Inc. (registered transfer agent), Fund
                                                      Management Company (registered broker
                                                      dealer) and INVESCO Distributors Inc.
                                                      (registered broker dealer); and Chief
                                                      Executive Officer, AMVESCAP PLC -- AIM
                                                      Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President
                                                      and Chief Executive Officer, INVESCO
                                                      Funds Group, Inc.; President and Chief
                                                      Executive Officer, INVESCO
                                                      Distributors, Inc.; Chief Executive
                                                      Officer, AMVESCAP PLC -- Managed
                                                      Products; Chairman and Chief Executive
                                                      Officer of NationsBanc Advisors, Inc.;
                                                      and Chairman of NationsBanc
                                                      Investments, Inc.
--------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936               1983             Retired                                  None
  Trustee
                                                      Formerly: President and Chief Executive
                                                      Officer, AMC Cancer Research Center;
                                                      and Chairman and Chief Executive
                                                      Officer, First Columbia Financial
                                                      Corporation
--------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939            2003             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                      investment company)
                                                      Formerly: Partner, law firm of Baker &
                                                      McKenzie
--------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942             2000             Co-President and Founder, Green,         None
  Trustee                                             Manning & Bunch Ltd., (investment
                                                      banking firm); and Director, Policy
                                                      Studies, Inc. and Van Gilder Insurance
                                                      Corporation
--------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee                                             Associates (technology consulting        company); and Captaris, Inc.
                                                      company)                                 (unified messaging provider)
--------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941 Trustee   2003             Director of a number of public and       Cortland Trust, Inc. (Chairman)
                                                      private business corporations,           (registered investment company);
                                                      including the Boss Group Ltd. (private   Annuity and Life Re (Holdings),
                                                      investment and management) and Magellan  Ltd. (insurance company)
                                                      Insurance Company
                                                      Formerly: Director, President and Chief
                                                      Executive Officer, Volvo Group North
                                                      America, Inc.; Senior Vice President,
                                                      AB Volvo; and director of various
                                                      affiliated Volvo companies
--------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935        2003             Retired                                  None
  Trustee
                                                      Formerly: Chairman, Mercantile Mortgage
                                                      Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit &
                                                      Trust Co.; and President, Mercantile
                                                      Bankshares Corp.
--------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952             2003             Chief Executive Officer, Twenty First    Administaff, and Discovery Global
  Trustee                                             Century Group, Inc. (government affairs  Education Fund (non-profit)
                                                      company) and Texana Timber LP
                                                      (sustainable forestry company)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
As of May 31, 2004
The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                   OTHER
                                                                                                   DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND                  TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    HELD BY
POSITION(S) HELD WITH THE TRUST          OR OFFICER SINCE YEARS                                    TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937                2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
  Trustee                                                 Naftalis and Frankel LLP                 (registered
                                                                                                   investment
                                                                                                   company)
-----------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933                2000             Chairman, Lawsuit Resolution Services    General Chemical
  Trustee                                                 (California)                             Group, Inc.
                                                          Formerly: Associate Justice of the
                                                          California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950             2003             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                                 of the USA
-----------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942               2003             Partner, law firm of Pennock & Cooper    None
  Trustee
-----------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935                2003             Retired                                  None
  Trustee
-----------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939                 2003             Executive Vice President, Development    None
  Trustee                                                 and Operations Hines Interests Limited
                                                          Partnership (real estate development
                                                          company)
-----------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                     1997             Retired                                  None
  Trustee
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956                2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary and                    Secretary and General Counsel, A I M
  Chief Legal Officer                                     Management Group Inc. (financial
                                                          services holding company) and A I M
                                                          Advisors, Inc.; Director and Vice
                                                          President, INVESCO Distributors, Inc.;
                                                          Vice President, A I M Capital
                                                          Management, Inc., A I M Distributors,
                                                          Inc. and AIM Investment Services, Inc.;
                                                          and Director, Vice President and
                                                          General Counsel, Fund Management Company
                                                          Formerly: Senior Vice President and
                                                          General Counsel, Liberty Financial
                                                          Companies, Inc.; and Senior Vice
                                                          President and General Counsel, Liberty
                                                          Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948                2003             Managing Director, Chief Fixed Income    N/A
  Vice President                                          Officer and Senior Investment Officer,
                                                          A I M Capital Management, Inc., and
                                                          Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955                 2003             Managing Director and Director of Money  N/A
  Vice President                                          Market Research and Special Projects,
                                                          A I M Capital Management, Inc.; and
                                                          Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Melville B. Cox/3 /-- 1943             2003             Vice President and Chief Compliance      N/A
  Vice President                                          Officer, A I M Advisors, Inc. and A I M
                                                          Capital Management, Inc.; and Vice
                                                          President, AIM Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961              2004             Vice President and Fund Treasurer,       N/A
  Vice President and Treasurer                            A I M Advisors, Inc.
                                                          Formerly, Senior Vice President, AIM
                                                          Investment Services, Inc.; and Vice
                                                          President, AIM Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960              2003             Director of Cash Management, Managing    N/A
  Vice President                                          Director and Chief Cash Management
                                                          Officer, A I M Capital Management,
                                                          Inc.; Director and President, Fund
                                                          Management Company; and Vice President,
                                                          A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940                2003             Director and Executive Vice President,   N/A
  Vice President                                          A I M Management Group, Inc., Director
                                                          and Senior Vice President, A I M
                                                          Advisors, Inc., and Director, Chairman,
                                                          President, Director of Investments,
                                                          Chief Executive Officer and Chief
                                                          Investment Officer, A I M Capital
                                                          Management, Inc.

--------------------------------------------------------------------------------
/3/ Mr. Cox resigned from the Trust effective September 17, 2004 and Lisa
    Brinkley was appointed as the Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND                       INVESTMENT ADVISOR/*/     DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.                       A I M Advisors, Inc       A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                                11 Greenway Plaza         11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173                   Suite 100                 Suite 100                     Suite 2900
                                         Houston, TX 77046-1173    Houston, TX 77046-1173        Houston, TX 77002-5678
COUNSEL TO THE FUND                      COUNSEL TO THE DIRECTORS  TRANSFER AGENT                CUSTODIAN
Ballard Spahr                            Kramer, Levin, Naftalis & AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP                 Frankel LLP               P.O. Box 4739                 Company
1735 Market Street, 51st Floor           919 Third Avenue          Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599              New York, NY 10022-3852                                 Boston, MA 02110-2801

SUB-ADVISOR
INVESCO Institutional (N.A.), Inc.
Denver Division
4350 South Monaco Street
Denver, CO 80237-3400

*On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.
AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.
 AIMINVESTMENTS.COM               I-MCG-AR-1           AIM DISTRIBUTORS, INC.
                         [YOUR GOALS. OUR SOLUTIONS.]
                           - REGISTERED TRADEMARK -

 MUTUAL RETIREMENT ANNUITIES COLLEGE SEPARATELY OFFSHORE ALTERNATIVE    CASH
 FUNDS   PRODUCTS            SAVINGS  MANAGED   PRODUCTS INVESTMENTS MANAGEMENT
                              PLANS   ACCOUNTS

                            [AIM INVESTMENTS LOGO]
                           - REGISTERED TRADEMARK -

                                                                    APPENDIX VI

                                                          AIM MID CAP STOCK FUND
                            Semiannual Report to Shareholders . January 31, 2005
                                  [COVER IMAGE]
                                            FORMERLY INVESCO MID CAP GROWTH FUND
                                        [Your goals. Our solutions.]
                                          - REGISTERED TRADEMARK -
                                                         [AIM Investments Logo]
                                                        - REGISTERED TRADEMARK -

AIM MID CAP STOCK FUND seeks to achieve long-term growth of capital.
.. Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
.. Effective October 15, 2004, INVESCO Mid Cap Growth Fund was renamed AIM Mid Cap Stock Fund
ABOUT SHARE CLASSES
.. Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue
Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.
PRINCIPAL RISKS OF INVESTING IN THE FUND
.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.
.. At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.
.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the fund's overall performance. .. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The Fund may invest 100% of its assets in the securities of non-U.S. issuers.
ABOUT INDEXES USED IN THIS REPORT
.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
.. The unmanaged Russell Midcap --registered trademark-- Growth Index is a subset of the Russell Midcap --registered trademark-- Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/ book ratios and higher forecasted growth values.
.. The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the
Fund may deviate significantly from the performance of the indexes.
.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.
OTHER INFORMATION
.. The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the
Financial Highlights.
.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-1540 and 2-27334. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com. Scroll down on the home page and click on AIM Funds Proxy Voting Policies.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu.
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
NOT FDIC INSURED     MAY LOSE VALUE   NO BANK GUARANTEE
AIMINVESTMENTS.COM
AIM MID CAP STOCK FUND
[GRAHAM PHOTO]
ROBERT H. GRAHAM
[WILLIAMSON PHOTO]
MARK H. WILLIAMSON
[CROCKETT PHOTO]
BRUCE L. CROCKETT
Dear Fellow Shareholder of The AIM Family of Funds --registered trademark-- :
NEW BOARD CHAIR
It is our pleasure to introduce you to Bruce Crockett, the new Chair of the
Board of Trustees of the AIM Funds. Bob Graham has served as Chairman of the Board of Trustees of the AIM Funds ever since Ted Bauer retired from that position in 2000. However, as you may be aware, the U.S. Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a trustee who is not an officer of the Fund's investment advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors' recent settlements with certain regulators. Accordingly, the AIM Funds' Board elected Mr. Crockett, one of the 13 independent trustees on the AIM Funds' Board, as Chair. His appointment became effective on October 4, 2004. Mr. Graham remains on the Funds' Board as Vice Chair and President, as does Mark Williamson, President and Chief Executive Officer of AIM Investments --registered trademark--. Mr. Graham also remains Chair of AIM Investments.
     Mr. Crockett has been a member of the AIM Funds' Board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.
MARKET CONDITIONS DURING THE FISCAL YEAR
After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.
     Bond returns were solid despite the fact that the U.S. Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)
     All in all, 2004 was a good year for most American investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.
     Of course, none of this can guarantee that 2005 will be another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.
YOUR FUND
The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.
     As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.
Sincerely,
/S/ ROBERT H. GRAHAM                         /S/ MARK H. WILLIAMSON
Robert H. Graham                             Mark H. Williamson
Chair, AIM Investments                       CEO & President, AIM Investments
President & Vice Chair, AIM Funds            Trustee, AIM Funds
March 1, 2005
AIM Investments is a registered service mark of A I M Management Group Inc. A I
M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.
AIM MID CAP STOCK FUND
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Stocks, as measured by most domestic market indexes, rallied in the fourth quarter of 2004. The market upswing, combined with strong stock selection, enabled the fund to post double-digit returns for the six months ended January 31, 2005.
FUND VS. INDEXES
Total returns, 7/31/04-1/31/05, excluding applicable sales charges. If sales charges were included, returns would be lower.
Class A Shares                         14.19%
Class B Shares                         13.83
Class C Shares                         13.84
Investor Class Shares                  14.29
S&P 500 Index (Broad-Market Index)      8.15
Russell Midcap Growth Index
(Style-specific Index)                 13.61
Lipper Mid-Cap Growth Fund Index
(Peer Group Index)                     12.83
Source: Lipper, Inc.
     Investor preference for mid-cap stocks over large-cap stocks helped the
Fund outperform the large-cap oriented S&P 500 Index. Strong stock selection helped the Fund outperform the Russell Midcap Growth Fund Index and the Lipper Mid-Cap Growth Fund Index. In addition, our focus on attractively valued growth stocks helped the Fund outperform the Lipper Mid-Cap Growth Fund Index because of the generally attractive risk/reward characteristics of the holdings in the portfolio.
HOW WE INVEST
The Fund's current management team assumed its duties effective July 16, 2004.
We use a bottom-up approach to investing, selecting stocks based on an evaluation of individual companies. We have worked to position the fund solidly within the mid-cap category by reducing or eliminating our holdings in several large-cap companies. We also are conscious of selecting growth stocks that we consider attractively valued.
     We strive to produce consistent returns over the long-term by adhering to our investment process in all market environments. Our investment process involves:
.. Identifying mid-cap companies that we believe have sustainable revenue and earnings growth and attractive financial returns;
.. Applying fundamental research to identify stocks with sustainable growth as demonstrated by sales unit growth, strong pricing power, stable to increasing operating margins and production of free cash flow;
.. Using a variety of valuation techniques to determine target buy prices and a company's valuation upside and downside potential.
MARKET CONDITIONS AND YOUR FUND
Stocks, as measured by the S&P 500 Index, rose over the six-month reporting period, as major economic indicators were generally positive. Gross domestic product, the broadest measure of overall economic activity, rose at annualized rates of 4.0% and 3.8% in the third and fourth quarters of 2004, respectively.
In its January 2005 Beige Book report, the U.S. Federal Reserve Board noted that "economic activity continued to expand from late November to early January."
     Most of the S&P 500 Index's gains were recorded in the fourth quarter of 2004. The index rose after the price of oil peaked in October and the U.S. presidential campaign drew to a close. The Fund was in a favorable position to take advantage of this rally.
     During the reporting period, mid-cap value stocks outperformed mid-cap growth stocks. Our focus on stocks with attractive valuations enhanced Fund performance. We observed that with the exception of the fourth quarter of 2004, investors were concerned about the potential effect of rising oil prices, a weakening U.S. dollar and economic uncertainty on stock prices; consequently, investors tended to favor the perceived safety of stocks that were considered undervalued relative to the rest of the market. The Fund also benefited from its higher quality core holdings which tended to be less volatile. Sectors that contributed the most to Fund performance were consumer discretionary, information technology, health care and financials.
     The Fund benefited from its overweight position relative to the index and strong stock selection in financials, health care, telecommunication services and information technology. Health care rallied following the conclusion of the U.S. presidential campaign in November 2004. Information technology also PORTFOLIO COMPOSITION
By sector
              [PIE CHART]
Information Technology                  21.4%
Financials                              10.7%
Health Care                             16.3%
Utilities                                0.7%
Money Market Funds and
Other Assets Less Liabilities            3.8%
Materials                                3.1%
Industrials                             11.9%
Telecommunication Services               3.5%
Consumer Discretionary                  19.5%
Consumer Staples                         3.1%
Energy                                   6.0%
TOP 10 EQUITY HOLDINGS*
 1. Royal Caribbean Cruises Ltd.
    (Liberia)                            1.3%
 2. Williams Cos., Inc. (The)            1.3
 3. Robinson (C.H.) Worldwide, Inc.      1.2
 4. Scientific Games Corp.-Class A       1.2
 5. Hilton Hotels Corp.                  1.2
 6. Jarden Corp.                         1.2
 7. Harris Corp.                         1.1
 8. Corrections Corp. of America         1.1
 9. CB Richard Ellis Group, Inc.-
    Class A                              1.1
10. Career Education Corp.               1.1
TOP 10 INDUSTRIES*
 1. Health Care Services                 4.6%
 2. Communications Equipment             4.5
 3. Diversified Commercial Services      4.3
 4. Health Care Equipment                3.9
 5. Biotechnology                        3.5
 6. Wireless Telecommunication
    Services                             3.5
 7. Real Estate                          3.3
 8. Semiconductors                       2.8
 9. Application Software                 2.7
10. Oil & Gas Equipment & Services       2.6
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
rallied in the fourth quarter after struggling for much of the year. Although telecommunication services represented a relatively small weighting in both the portfolio and the index, it was among the best-performing market sectors for the reporting period.
     Consumer discretionary, industrials and materials were the only sectors where the Fund underperformed the Russell Midcap Growth Index. The Fund was underweight relative to the index in consumer discretionary, and this detracted from portfolio performance relative to the benchmark. We did not own many of the media stocks that rebounded during the fourth quarter after lagging for much of 2004. Within industrials, our underweight positions in the commercial services and supplies and electrical equipment industries adversely affected Fund performance relative to the Russell Midcap Growth Index.
     CB Richard Ellis Group, a company reflective of our investment discipline, was a strong contributor to Fund performance. An industry leader, CB Richard Ellis Group is the world's largest commercial real estate services company with operations in more than 48 countries. Because of its size and global presence, the company is often able to provide a broader range of expertise and services than many of its smaller competitors.
     Autodesk, a maker of computer-aided design software used by architects and engineers, also enhanced Fund performance. The company benefited from increased demand for its software. One of the key factors that we look for in selecting holdings for the fund is a potential catalyst for future growth. We believe the management team of this company is committed to improving the profitability of its business, as illustrated by the successful implementation of a business model that places greater emphasis on selling upgrades of the firm's software and collecting ongoing maintenance fees from its customers.
     Detracting from performance were Internet service provider United Online and Iron Mountain, a records and information management company. In August, United Online's stock declined after the company's third-quarter revenue forecast was lower than analysts had estimated, and management reported weaker-than-expected subscriber numbers. We sold this holding in the third quarter of 2004.
     Iron Mountain declined following the company's announcement of lower-than-anticipated profit margins in the company's U.S. paper-based records management business. While this is a relevant issue in the short term, we continued to hold the stock as we believe the company could benefit from increased demand for its services because of expanding record retention requirements stemming from heightened regulations in certain industries.
TOTAL NET ASSETS             $33.4 million
TOTAL NUMBER OF HOLDINGS*              119
IN CLOSING
We are pleased to have provided positive returns for our investors for the reporting period. We are always striving to improve performance while adhering to the Fund's investment discipline, which focuses on the attractively priced stocks of mid-cap companies with the potential to deliver sustainable earnings growth. We appreciate your continued participation in AIM Mid Cap Stock Fund.
The views and opinions expressed in Management's Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors,
Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
          See important Fund and index disclosures inside front cover.
[RASPLICKA PHOTO]
PAUL J. RASPLICKA, Chartered Financial Analyst and Senior Portfolio Manager, is lead manager of AIM Mid Cap Stock Fund. Mr. Rasplicka began his investment career in 1982. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He received an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.
[CHAPMAN PHOTO]
MICHAEL CHAPMAN, Chartered Financial Analyst and Portfolio Manager, began his investment career in 1995. He joined AIM in 2001 and is a manager of AIM Mid Cap Stock Fund. Mr. Chapman has a B.S. in petroleum engineering and an M.A. in energy and mineral resources from the University of Texas.
Assisted by the Mid-Cap Growth/GARP Team
                              [RIGHT ARROW GRAPHIC]
For a presentation of your Fund's long-term performance record, please turn to page 5.
AIM MID CAP STOCK FUND
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004, to January 31, 2005. ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund
vs. Indexes" on page 2. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           ACTUAL                          HYPOTHETICAL
                                                               (5% annual return before expenses)
                               -----------------------------   ----------------------------------
           Beginning Account   Ending Account      Expenses      Ending Account        Expenses
 Share           Value             Value         Paid During         Value           Paid During
 Class         (08/01/04)       (01/31/05)/1/     Period/2/       (01/31/05)          Period/2/
--------   -----------------   --------------    -----------   ------------------   -------------
   A       $        1,000.00   $     1,141.90    $      8.91   $         1,016.89   $        8.39
   B                1,000.00         1,138.30          12.40             1,013.61           11.67
   C                1,000.00         1,138.40          12.40             1,013.61           11.67
Investor            1,000.00         1,142.90           8.37             1,017.39            7.88

/1/The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.
/2/Expenses are equal to the Fund's annualized expense ratio (1.65%, 2.30%, 2.30%, and 1.55% for Class A, Class B, Class C, and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM
AIM MID CAP STOCK FUND
YOUR FUND'S LONG-TERM PERFORMANCE
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.
Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
AVERAGE ANNUAL TOTAL RETURNS
As of 1/31/05, including applicable sales charges
Class A Shares
Inception (10/1/01)           10.98%
  1 Year                       2.06
Class B Shares
Inception (10/1/01)           11.38%
  1 Year                       2.25
Class C Shares
Inception (10/1/01)           11.88%
  1 Year                       6.29
Investor Class Shares
Inception (9/3/02)            18.97%
  1 Year                       8.15
In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of 12/31/04, the most recent calendar quarter-end.
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/04, including applicable sales charges
Class A Shares
Inception (10/1/01)          11.74%
  1 Year                      6.27
Class B Shares
Inception (10/1/01)          12.20%
  1 Year                      6.72
Class C Shares
Inception (10/1/01)          12.71%
  1 Year                     10.87
Investor Class Shares
Inception (9/3/02)           20.43%
  1 Year                     12.65
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the fund's share classes will differ due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.
FINANCIALS
SCHEDULE OF INVESTMENTS
January 31, 2005
(Unaudited)

                                                                   MARKET
                                                        SHARES     VALUE
    ------------------------------------------------------------------------
    COMMON STOCKS & OTHER EQUITY
     INTERESTS-96.17%
    ADVERTISING-1.64%
    Omnicom Group Inc.                                    2,900 $    246,181
    ------------------------------------------------------------------------
    R.H. Donnelley Corp./(a)/                             5,100      301,920
    ------------------------------------------------------------------------
                                                                     548,101
    ------------------------------------------------------------------------
    AEROSPACE & Defense-0.68%
    L-3 Communications Holdings, Inc.                     3,200      228,512
    ------------------------------------------------------------------------
    AIR FREIGHT & Logistics-1.23%
    Robinson (C.H.) Worldwide, Inc.                       8,001      412,051
    ------------------------------------------------------------------------
    APPAREL RETAIL-1.99%
    Abercrombie & Fitch Co.-Class A                       7,200      360,864
    ------------------------------------------------------------------------
    Ross Stores, Inc.                                    10,600      303,372
    ------------------------------------------------------------------------
                                                                     664,236
    ------------------------------------------------------------------------
    APPAREL, ACCESSORIES & Luxury
     Goods-1.05%
    Polo Ralph Lauren Corp.                               9,000      350,550
    ------------------------------------------------------------------------
    APPLICATION SOFTWARE-2.69%
    Amdocs Ltd. (United Kingdom)/(a)/                    11,800      351,050
    ------------------------------------------------------------------------
    Autodesk, Inc.                                       11,100      326,007
    ------------------------------------------------------------------------
    Macromedia, Inc./(a)/                                 2,500       85,600
    ------------------------------------------------------------------------
    Mercury Interactive Corp./(a)/                        3,100      135,687
    ------------------------------------------------------------------------
                                                                     898,344
    ------------------------------------------------------------------------
    ASSET MANAGEMENT & Custody
     Banks-1.65%
    Legg Mason, Inc.                                      3,975      306,989
    ------------------------------------------------------------------------
    T. Rowe Price Group Inc.                              4,100      245,385
    ------------------------------------------------------------------------
                                                                     552,374
    ------------------------------------------------------------------------
    BIOTECHNOLOGY-3.53%
    Affymetrix, Inc./(a)/                                 4,600      189,336
    ------------------------------------------------------------------------
    Charles River Laboratories International, Inc./(a)/   6,100      289,018
    ------------------------------------------------------------------------
    Chiron Corp./(a)/                                     4,700      154,395
    ------------------------------------------------------------------------
    Genzyme Corp./(a)/                                    4,100      238,661
    ------------------------------------------------------------------------
    Martek Biosciences Corp./(a)/                         5,800      306,356
    ------------------------------------------------------------------------
                                                                   1,177,766
    ------------------------------------------------------------------------
    BROADCASTING & Cable TV-0.75%
    Scripps Co. (E.W.) (The)-Class A                      5,400      250,344
    ------------------------------------------------------------------------
    BUILDING PRODUCTS-0.85%
    American Standard Cos. Inc./(a)/                      7,100      284,284
    ------------------------------------------------------------------------

                                                             MARKET
                                                  SHARES     VALUE
          ------------------------------------------------------------
          CASINOS & Gaming-2.54%
          Harrah's Entertainment, Inc.              2,500 $    158,100
          ------------------------------------------------------------
          Scientific Games Corp.-Class A/(a)/      15,600      401,232
          ------------------------------------------------------------
          Station Casinos, Inc.                     4,700      289,050
          ------------------------------------------------------------
                                                               848,382
          ------------------------------------------------------------
          COMMERCIAL PRINTING-1.06%
          Donnelley (R.R.) & Sons Co.              10,600      354,570
          ------------------------------------------------------------
          COMMODITY CHEMICALS-0.91%
          Celanese Corp.-Series A/(a)/             18,900      304,857
          ------------------------------------------------------------
          COMMUNICATIONS EQUIPMENT-4.50%
          Avaya Inc./(a)/                          19,100      274,085
          ------------------------------------------------------------
          Avocent Corp./(a)/                        4,500      164,295
          ------------------------------------------------------------
          Corning Inc./(a)/                        13,400      146,596
          ------------------------------------------------------------
          Harris Corp.                              5,900      382,143
          ------------------------------------------------------------
          Plantronics, Inc.                         8,100      301,401
          ------------------------------------------------------------
          Scientific-Atlanta, Inc.                  7,800      236,418
          ------------------------------------------------------------
                                                             1,504,938
          ------------------------------------------------------------
          COMPUTER STORAGE & Peripherals-1.36%
          Emulex Corp./(a)/                        10,800      176,796
          ------------------------------------------------------------
          Storage Technology Corp./(a)/             8,800      277,112
          ------------------------------------------------------------
                                                               453,908
          ------------------------------------------------------------
          CONSTRUCTION & Farm Machinery & Heavy
           Trucks-0.18%
          PACCAR Inc.                                 850       60,061
          ------------------------------------------------------------
          CONSUMER FINANCE-0.95%
          AmeriCredit Corp./(a)/                    6,700      164,485
          ------------------------------------------------------------
          First Marblehead Corp. (The)/(a)/         2,400      154,392
          ------------------------------------------------------------
                                                               318,877
          ------------------------------------------------------------
          DATA PROCESSING & Outsourced
           Services-2.52%
          Alliance Data Systems Corp./(a)/          7,400      321,308
          ------------------------------------------------------------
          CSG Systems International, Inc./(a)/     15,900      288,108
          ------------------------------------------------------------
          Iron Mountain Inc./(a)/                   8,250      232,650
          ------------------------------------------------------------
                                                               842,066
          ------------------------------------------------------------
          DEPARTMENT STORES-0.66%
          Kohl's Corp./(a)/                         4,700      220,947
          ------------------------------------------------------------
          DISTILLERS & Vintners-1.01%
          Constellation Brands, Inc.-Class A/(a)/   6,500      337,480
          ------------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    DIVERSIFIED BANKS-0.67%
    Centennial Bank Holdings, Inc. (Acquired 12/27/04;
     Cost $219,450)/(b)/                                20,900 $    224,675
    -----------------------------------------------------------------------
    DIVERSIFIED CHEMICALS-0.96%
    Eastman Chemical Co.                                 5,900      319,485
    -----------------------------------------------------------------------
    DIVERSIFIED COMMERCIAL SERVICES-4.33%
    Apollo Group, Inc.-Class A/(a)/                      3,015      235,743
    -----------------------------------------------------------------------
    Career Education Corp./(a)/                          9,000      362,610
    -----------------------------------------------------------------------
    Cintas Corp.                                         7,200      313,200
    -----------------------------------------------------------------------
    Corrections Corp. of America/(a)/                    9,200      378,028
    -----------------------------------------------------------------------
    Jackson Hewitt Tax Service Inc.                      7,000      155,960
    -----------------------------------------------------------------------
                                                                  1,445,541
    -----------------------------------------------------------------------
    DRUG RETAIL-0.96%
    Shoppers Drug Mart Corp. (Canada)/(a)/              10,200      322,205
    -----------------------------------------------------------------------
    ELECTRONIC EQUIPMENT
     MANUFACTURERS-1.49%
    Aeroflex Inc./(a)/                                  17,300      166,426
    -----------------------------------------------------------------------
    Amphenol Corp.-Class A/(a)/                          8,400      330,372
    -----------------------------------------------------------------------
                                                                    496,798
    -----------------------------------------------------------------------
    ELECTRONIC MANUFACTURING
     SERVICES-0.93%
    Benchmark Electronics, Inc./(a)/                     9,700      310,109
    -----------------------------------------------------------------------
    EMPLOYMENT SERVICES-0.92%
    Manpower Inc.                                        6,300      306,495
    -----------------------------------------------------------------------
    ENVIRONMENTAL SERVICES-1.07%
    Republic Services, Inc.                              3,200      105,504
    -----------------------------------------------------------------------
    Stericycle, Inc./(a)/                                4,900      252,007
    -----------------------------------------------------------------------
                                                                    357,511
    -----------------------------------------------------------------------
    GENERAL MERCHANDISE STORES-1.68%
    Dollar General Corp.                                13,000      262,730
    -----------------------------------------------------------------------
    Dollar Tree Stores, Inc./(a)/                       11,000      299,530
    -----------------------------------------------------------------------
                                                                    562,260
    -----------------------------------------------------------------------
    HEALTH CARE DISTRIBUTORS-1.21%
    Henry Schein, Inc./(a)/                              4,700      319,882
    -----------------------------------------------------------------------
    Omnicare, Inc.                                       2,700       83,025
    -----------------------------------------------------------------------
                                                                    402,907
    -----------------------------------------------------------------------
    HEALTH CARE EQUIPMENT-3.94%
    Bio-Rad Laboratories-Class A/(a)/                    2,700      158,733
    -----------------------------------------------------------------------
    Fisher Scientific International Inc./(a)/            4,200      265,230
    -----------------------------------------------------------------------
    Kinetic Concepts, Inc./(a)/                          4,400      286,000
    -----------------------------------------------------------------------
    PerkinElmer, Inc.                                   13,000      298,870
    -----------------------------------------------------------------------
    Waters Corp./(a)/                                    6,300      309,204
    -----------------------------------------------------------------------
                                                                  1,318,037
    -----------------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
          -----------------------------------------------------------
          HEALTH CARE FACILITIES-1.26%
          Community Health Systems Inc./(a)/      11,500 $    333,270
          -----------------------------------------------------------
          VCA Antech, Inc./(a)/                    4,700       87,185
          -----------------------------------------------------------
                                                              420,455
          -----------------------------------------------------------
          HEALTH CARE SERVICES-4.58%
          Caremark Rx, Inc./(a)/                   8,000      312,800
          -----------------------------------------------------------
          Covance Inc./(a)/                        5,400      229,500
          -----------------------------------------------------------
          DaVita, Inc./(a)/                        7,900      331,484
          -----------------------------------------------------------
          Express Scripts, Inc./(a)/               4,300      319,017
          -----------------------------------------------------------
          Renal Care Group, Inc./(a)/              8,800      335,808
          -----------------------------------------------------------
                                                            1,528,609
          -----------------------------------------------------------
          HEALTH CARE SUPPLIES-0.85%
          Cooper Cos., Inc. (The)                  3,700      283,790
          -----------------------------------------------------------
          HOME FURNISHINGS-0.90%
          Tempur-Pedic International Inc./(a)/    14,100      301,599
          -----------------------------------------------------------
          HOMEBUILDING-0.79%
          Pulte Homes, Inc.                        4,000      264,320
          -----------------------------------------------------------
          HOTELS, RESORTS & Cruise Lines-2.50%
          Hilton Hotels Corp.                     17,600      391,600
          -----------------------------------------------------------
          Royal Caribbean Cruises Ltd. (Liberia)   8,400      445,200
          -----------------------------------------------------------
                                                              836,800
          -----------------------------------------------------------
          HOUSEWARES & Specialties-2.15%
          Jarden Corp./(a)/                        8,500      391,000
          -----------------------------------------------------------
          Yankee Candle Co., Inc. (The)/(a)/      10,000      327,600
          -----------------------------------------------------------
                                                              718,600
          -----------------------------------------------------------
          HYPERMARKETS & Super Centers-0.74%
          BJ's Wholesale Club, Inc./(a)/           8,600      246,046
          -----------------------------------------------------------
          INDUSTRIAL GASES-0.69%
          Praxair, Inc.                            5,350      230,853
          -----------------------------------------------------------
          INDUSTRIAL MACHINERY-1.55%
          Eaton Corp.                              3,700      251,563
          -----------------------------------------------------------
          Ingersoll-Rand Co.-Class A (Bermuda)     3,600      267,768
          -----------------------------------------------------------
                                                              519,331
          -----------------------------------------------------------
          INSURANCE BROKERS-0.98%
          Willis Group Holdings Ltd. (Bermuda)     8,500      328,780
          -----------------------------------------------------------
          INTEGRATED OIL & Gas-0.94%
          Murphy Oil Corp.                         3,500      312,480
          -----------------------------------------------------------
          INTERNET SOFTWARE & Services-2.10%
          Ask Jeeves, Inc./(a)/                    5,200      147,472
          -----------------------------------------------------------
          Digital River, Inc./(a)/                 7,100      277,681
          -----------------------------------------------------------
          VeriSign, Inc./(a)/                     10,700      276,488
          -----------------------------------------------------------
                                                              701,641
          -----------------------------------------------------------

                                                                       MARKET
                                                            SHARES     VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--EXCHANGE TRADED
 FUNDS-0.47%
iShares Nasdaq Biotechnology Index Fund-Institutional
 Shares/(a)/                                                  2,200 $    156,728
--------------------------------------------------------------------------------
LEISURE PRODUCTS-1.01%
Brunswick Corp.                                               7,300      336,676
--------------------------------------------------------------------------------
METAL & Glass Containers-0.50%
Pactiv Corp./(a)/                                             7,500      166,575
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE-0.52%
Quanta Capital Holdings Ltd. (Bermuda)/(a)/                  17,800      174,440
--------------------------------------------------------------------------------
MULTI-UTILITIES & Unregulated Power-0.73%
Questar Corp.                                                 4,800      243,840
--------------------------------------------------------------------------------
OFFICE ELECTRONICS-0.47%
Zebra Technologies Corp.-Class A/(a)/                         3,100      157,883
--------------------------------------------------------------------------------
OIL & GAS DRILLING-0.73%
Noble Corp. (Cayman Islanda)/(a)/                             4,600      245,410
--------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-2.63%
Halliburton Co.                                               7,300      300,249
--------------------------------------------------------------------------------
National-Oilwell, Inc./(a)/                                   8,800      324,544
--------------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)/(a)/                 4,700      255,069
--------------------------------------------------------------------------------
                                                                         879,862
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-0.42%
W&T Offshore, Inc./(a)/                                       7,700      140,140
--------------------------------------------------------------------------------
OIL & GAS REFINING, MARKETING &
 TRANSPORTATION-1.27%
Williams Cos., Inc. (The)                                    25,200      423,612
--------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.07%
CapitalSource Inc./(a)/                                      15,200      358,872
--------------------------------------------------------------------------------
PHARMACEUTICALS-0.95%
Shire Pharmaceuticals Group PLC-ADR (United Kingdom)          9,100      318,500
--------------------------------------------------------------------------------
REAL ESTATE-3.27%
Aames Investment Corp.                                       27,900      292,671
--------------------------------------------------------------------------------
KKR Financial Corp. (Acquired 08/05/04; Cost $201,000)/(b)/  20,100      216,075
--------------------------------------------------------------------------------
New Century Financial Corp.                                   5,400      323,406
--------------------------------------------------------------------------------
People's Choice Financial Corp. (Acquired 12/21/04; Cost
 $254,000)/(a)(b)/                                           25,400      260,350
--------------------------------------------------------------------------------
                                                                       1,092,502
--------------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
   --------------------------------------------------------------------------
   REAL ESTATE MANAGEMENT &
    DEVELOPMENT-1.12%
   CB Richard Ellis Group, Inc.-Class A/(a)/              10,700 $    374,393
   --------------------------------------------------------------------------
   SEMICONDUCTOR EQUIPMENT-2.07%
   KLA-Tencor Corp./(a)/                                   7,400      342,250
   --------------------------------------------------------------------------
   Novellus Systems, Inc./(a)/                            13,400      350,410
   --------------------------------------------------------------------------
                                                                      692,660
   --------------------------------------------------------------------------
   SEMICONDUCTORS-2.77%
   ATI Technologies Inc. (Canada)/(a)/                    18,600      322,338
   --------------------------------------------------------------------------
   Microchip Technology Inc.                              10,725      279,386
   --------------------------------------------------------------------------
   National Semiconductor Corp.                           19,200      325,056
   --------------------------------------------------------------------------
                                                                      926,780
   --------------------------------------------------------------------------
   SOFT DRINKS-0.41%
   Cott Corp. (Canada)/(a)/                                5,600      135,800
   --------------------------------------------------------------------------
   SPECIALTY STORES-1.81%
   Advance Auto Parts, Inc./(a)/                           6,700      288,770
   --------------------------------------------------------------------------
   Williams-Sonoma, Inc./(a)/                              9,100      314,860
   --------------------------------------------------------------------------
                                                                      603,630
   --------------------------------------------------------------------------
   TECHNOLOGY DISTRIBUTORS-0.49%
   CDW Corp.                                               2,800      163,800
   --------------------------------------------------------------------------
   WIRELESS TELECOMMUNICATION
    SERVICES-3.52%
   American Tower Corp.-Class A/(a)/                      16,500      298,980
   --------------------------------------------------------------------------
   Nextel Partners, Inc.-Class A/(a)/                     16,400      326,196
   --------------------------------------------------------------------------
   NII Holdings Inc./(a)/                                  5,200      279,760
   --------------------------------------------------------------------------
   SpectraSite, Inc./(a)/                                  4,600      269,560
   --------------------------------------------------------------------------
                                                                    1,174,496
   --------------------------------------------------------------------------
       Total Common Stocks & Other Equity Interests
        (Cost $28,800,972)                                         32,138,574
   --------------------------------------------------------------------------
   MONEY MARKET FUNDS-3.32%
   Premier Portfolio (Cost $1,108,596)/(c)(d)/         1,108,596    1,108,596
   --------------------------------------------------------------------------
   TOTAL INVESTMENTS-99.49% (Cost $29,909,568)                     33,247,170
   --------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-0.51%                                168,754
   --------------------------------------------------------------------------
   NET ASSETS-100.00%                                            $ 33,415,924
   --------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $701,000, which represented 2.10% of the Fund's Net Assets. These securities are considered to be illiquid.
(c) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements. STATEMENT OF ASSETS AND LIABILITIES
January 31, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $28,800,972)                        $32,138,574
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,108,596)           1,108,596
-----------------------------------------------------------------------------------
    Total investments (cost $29,909,568)                                33,247,170
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                         449,811
-----------------------------------------------------------------------------------
  Fund shares sold                                                         410,412
-----------------------------------------------------------------------------------
  Dividends                                                                  3,139
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            5,546
-----------------------------------------------------------------------------------
Other assets                                                                36,955
-----------------------------------------------------------------------------------
    Total assets                                                        34,153,033
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                    631,144
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                    40,373
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         5,714
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   10,595
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                         877
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  6,974
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  41,432
-----------------------------------------------------------------------------------
    Total liabilities                                                      737,109
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $33,415,924
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $28,977,704
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (141,787)
-----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                              1,242,405
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities                         3,337,602
-----------------------------------------------------------------------------------
                                                                       $33,415,924
-----------------------------------------------------------------------------------

           NET ASSETS:
           Class A                                         $9,142,944
           ----------------------------------------------------------
           Class B                                         $5,282,686
           ----------------------------------------------------------
           Class C                                         $3,277,417
           ----------------------------------------------------------
           Investor Class                                  $6,043,534
           ----------------------------------------------------------
           Institutional Class                             $9,669,343
           ----------------------------------------------------------
           SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
            UNLIMITED NUMBER OF SHARES AUTHORIZED:
           Class A                                            518,952
           ----------------------------------------------------------
           Class B                                            307,081
           ----------------------------------------------------------
           Class C                                            191,670
           ----------------------------------------------------------
           Investor Class                                     342,039
           ----------------------------------------------------------
           Institutional Class                                544,107
           ----------------------------------------------------------
           Class A :
             Net asset value per share                     $    17.62
           ----------------------------------------------------------
             Offering price per share:
               (Net asset value of $17.62 / 94.50%)        $    18.65
           ----------------------------------------------------------
           Class B :
             Net asset value and offering price per share  $    17.20
           ----------------------------------------------------------
           Class C :
             Net asset value and offering price per share  $    17.10
           ----------------------------------------------------------
           Investor Class:
             Net asset value and offering price per share  $    17.67
           ----------------------------------------------------------
           Institutional Class:
             Net asset value and offering price per share  $    17.77
           ----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. STATEMENT OF OPERATIONS
For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $58)                                      $   67,829
--------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                               11,202
--------------------------------------------------------------------------------------------------
    Total investment income                                                                79,031
--------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                             127,550
--------------------------------------------------------------------------------------------------
Administrative services fees                                                               25,205
--------------------------------------------------------------------------------------------------
Custodian fees                                                                              5,700
--------------------------------------------------------------------------------------------------
Distribution fees:
    Class A                                                                                12,880
--------------------------------------------------------------------------------------------------
    Class B                                                                                18,703
--------------------------------------------------------------------------------------------------
    Class C                                                                                14,792
--------------------------------------------------------------------------------------------------
    Investor Class                                                                          6,778
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and Investor                                          30,259
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                                                    543
--------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                      6,905
--------------------------------------------------------------------------------------------------
Registration and filing fees                                                               51,494
--------------------------------------------------------------------------------------------------
Professional fees                                                                          30,113
--------------------------------------------------------------------------------------------------
Other                                                                                      30,167
--------------------------------------------------------------------------------------------------
    Total expenses                                                                        361,089
--------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                    (141,953)
--------------------------------------------------------------------------------------------------
    Net expenses                                                                          219,136
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (140,105)
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                                 1,461,148
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       (3,041)
--------------------------------------------------------------------------------------------------
                                                                                        1,458,107
--------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                                 1,971,169
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                        2,843
--------------------------------------------------------------------------------------------------
                                                                                        1,974,012
--------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                              3,432,119
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $3,292,014
--------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                                                                JANUARY 31,    JULY 31,
                                                                                                   2005          2004
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                  $  (140,105) $  (266,290)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                             1,458,107    2,272,478
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities
    and foreign currencies                                                                        1,974,012     (380,720)
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                          3,292,014    1,625,468
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                           (25,943)          --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                           (13,836)          --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                           (10,505)          --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                    (18,370)          --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                               (25,244)          --
-------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                               (93,898)          --
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                         1,682,368     (596,196)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         1,940,212      181,496
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                           257,394      183,883
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                    272,932      889,516
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                             5,942,348    1,550,245
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                 10,095,254    2,208,944
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                   13,293,370    3,834,412
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                                            20,122,554   16,288,142
-------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(141,787)
    and $(1,682), respectively)                                                                 $33,415,924  $20,122,554
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. NOTES TO FINANCIAL STATEMENTS
January 31, 2005
(Unaudited)
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM Mid Cap Stock Fund, formerly INVESCO Mid-Cap Growth Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

                           NET ASSETS          RATE
                           -------------------------
                           First $250 million 0.745%
                           -------------------------
                           Next $250 million  0.73 %
                           -------------------------
                           Next $500 million  0.715%
                           -------------------------
                           Next $1.5 billion  0.70 %
                           -------------------------
                           Next $2.5 billion  0.685%
                           -------------------------
                           Next $2.5 billion  0.67 %
                           -------------------------
                           Next $2.5 billion  0.655%
                           -------------------------
                           Over $10 billion   0.64 %
                           -------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.55% and 1.30% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 1.90% and 1.65% of average daily net assets, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. For the six months ended January 31, 2005, AIM waived fees of $108,179.
  For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $5,059 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $25,205.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $30,259 for Class A, Class B, Class C and Investor Class share classes and $543 for Institutional Class shares and AIM reimbursed fees of $28,360 for Class A, Class B, Class C and Investor Class share classes and $116 for the Institutional Class shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $12,880, $18,703, $14,792 and $6,778, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended January 31, 2005 AIM Distributors advised the Fund that it retained $4,074 in front-end sales commissions from the sale of Class A shares and $77, $47 and $113 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                             PROCEEDS     UNREALIZED     MARKET            REALIZED
                  MARKET VALUE  PURCHASES      FROM      APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                07/31/04     AT COST      SALES     (DEPRECIATION)  01/31/05   INCOME   (LOSS)
---------------------------------------------------------------------------------------------------
Premier Portfolio   $674,355   $10,370,490 $(9,936,249)      $--       $1,108,596 $11,202    $--
---------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended January 31, 2005, the Fund engaged in purchases and sales of securities of $210,000 and $72,528, respectively.
NOTE 5--EXPENSE OFFSET ARRANGEMENTS
The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended January 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $239.
NOTE 6--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended January 31, 2005, the Fund paid legal fees of $2,210 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 8--TAX INFORMATION
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,026,994 of capital loss carryforward during the year ended July 31, 2004 to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                        CAPITAL LOSS
                          EXPIRATION    CARRYFORWARD*
                          ---------------------------
                          July 31, 2010    $16,984
                          ---------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $21,080,965 and $11,345,965, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

    UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities      $3,684,674
    ------------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities      (388,384)
    ------------------------------------------------------------------------------
    Net unrealized appreciation of investment securities            $3,296,290
    ------------------------------------------------------------------------------

Cost of investments for tax purposes is $29,950,880.
NOTE 10--SHARE INFORMATION
The Fund currently offers of five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                   CHANGES IN SHARES OUTSTANDING/(a)/
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED          YEAR ENDED
                                                             JANUARY 31, 2005         JULY 31, 2004
                                                          ---------------------  ----------------------
                                                           SHARES      AMOUNT     SHARES      AMOUNT
--------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  163,922  $ 2,787,724   126,364  $  1,993,888
--------------------------------------------------------------------------------------------------------
  Class B                                                  131,853    2,200,363    39,727       622,652
--------------------------------------------------------------------------------------------------------
  Class C                                                   24,079      387,663   170,972     2,642,938
--------------------------------------------------------------------------------------------------------
  Investor Class                                           125,565    2,140,573   881,162    13,650,693
--------------------------------------------------------------------------------------------------------
  Institutional Class                                      361,223    6,016,070   134,650     2,154,609
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    1,370       24,088        --            --
--------------------------------------------------------------------------------------------------------
  Class B                                                      735       12,635        --            --
--------------------------------------------------------------------------------------------------------
  Class C                                                      555        9,487        --            --
--------------------------------------------------------------------------------------------------------
  Investor Class                                             1,019       17,969        --            --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                        1,422       25,208        --            --
--------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       48          846     6,217       103,132
--------------------------------------------------------------------------------------------------------
  Class B                                                      (50)        (846)   (6,338)     (103,132)
--------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (69,141)  (1,130,290) (170,717)   (2,693,216)
--------------------------------------------------------------------------------------------------------
  Class B                                                  (16,407)    (271,940)  (21,581)     (338,024)
--------------------------------------------------------------------------------------------------------
  Class C                                                   (8,826)    (139,756) (163,602)   (2,459,055)
--------------------------------------------------------------------------------------------------------
  Investor Class                                          (114,127)  (1,885,610) (882,819)  (12,761,177)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                       (6,044)     (98,930)  (37,562)     (604,364)
--------------------------------------------------------------------------------------------------------
                                                           597,196  $10,095,254    76,473  $  2,208,944
--------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 9% of the outstanding shares of the Fund. AIM Distributors may have an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
      In addition, 25% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
NOTE 11--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                               OCTOBER 1, 2001
                                                      SIX MONTHS                THREE MONTHS                     (DATE SALES
                                                         ENDED       YEAR ENDED    ENDED          YEAR ENDED    COMMENCED) TO
                                                      JANUARY 31,     JULY 31,    JULY 31,        APRIL 30,       APRIL 30,
                                                         2005           2004        2003             2003           2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.48          $13.98      $12.65         $ 14.95          $11.80
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)/(a)/     (0.21)      (0.00)/(b)/     (0.12)/(b)/     (0.10)/(a)/
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      2.29            1.71        1.33           (2.18)           3.25
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                     2.20            1.50        1.33           (2.30)           3.15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain               (0.06)             --          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $17.62          $15.48      $13.98         $ 12.65          $14.95
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                       14.19%          10.73%      10.51%         (15.38)%         26.69%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $9,143          $6,542      $6,444         $ 5,587          $2,627
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
---------------------------------------------------------------------------------------------------------------------------------
  With fee waivers and/or expense reimbursements         1.65%/(d)/      1.65%       1.65%/(e)/      1.65%           1.65%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      2.83%/(d)/      2.78%       2.85%/(e)/      2.77%           3.09%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  net assets                                            (1.03)%/(d)/    (1.24)%     (1.28)%/(e)/    (1.16)%         (1.44)%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                               46%            117%         23%             50%             23%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.05) and $(0.25) for the three months ended July 31, 2003 and the year ended April 30, 2003, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $7,299,620. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                                                 OCTOBER 1,
                                                                                      THREE                         2001
                                                         SIX MONTHS                   MONTHS          YEAR       (DATE SALES
                                                            ENDED       YEAR ENDED    ENDED           ENDED     COMMENCED) TO
                                                         JANUARY 31,     JULY 31,    JULY 31,       APRIL 30,     APRIL 30,
                                                            2005           2004        2003           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $15.16          $13.79    $12.49         $ 14.86         $11.80
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.14)/(a)/     (0.29)    (0.02)/(b)/     (0.17)/(b)/    (0.15)/(a)/
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         2.24            1.66      1.32           (2.20)          3.21
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                        2.10            1.37      1.30           (2.37)          3.06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain                  (0.06)             --        --              --             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $17.20          $15.16    $13.79         $ 12.49         $14.86
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                          13.83%           9.93%    10.41%         (15.95)%        25.93%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $5,283          $2,895    $2,470         $ 2,139         $1,106
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            2.30%/(d)/      2.30%     2.30%/(e)/      2.30%          2.30%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         3.48%/(d)/      3.59%     3.68%/(e)/      3.71%          4.06%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  net assets                                               (1.68)%/(d)/    (1.89)%   (1.92)%/(e)/    (1.81)%        (2.14)%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                  46%            117%       23%             50%            23%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to be paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.30) for the three months ended July 31, 2003 and the year ended April 30, 2003, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $3,710,073. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                  OCTOBER 1,
                                                                                                                     2001
                                                      SIX MONTHS                THREE MONTHS                     (DATE SALES
                                                         ENDED       YEAR ENDED    ENDED          YEAR ENDED    COMMENCED) TO
                                                      JANUARY 31,     JULY 31,    JULY 31,        APRIL 30,       APRIL 30,
                                                         2005           2004        2003             2003           2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.07          $13.70      $12.42         $ 14.84          $11.80
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.14)/(a)/     (0.29)      (0.02)/(b)/     (0.25)/(b)/     (0.14)/(a)/
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      2.23            1.66        1.30           (2.17)           3.18
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                     2.09            1.37        1.28           (2.42)           3.04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain               (0.06)             --          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $17.10          $15.07      $13.70         $ 12.42          $14.84
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                       13.84%          10.00%      10.31%         (16.31)%         25.76%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $3,277          $2,650      $2,308         $ 2,063          $  515
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         2.30%/(d)/      2.30%       2.30%/(e)/      2.30%           2.30%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      3.48%/(d)/      3.68%       3.86%/(e)/      3.88%           4.45%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  net assets                                            (1.68)%/(d)/    (1.89)%     (1.92)%/(e)/    (1.80)%         (2.13)%/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                               46%            117%         23%             50%             23%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.37) for the three months ended July 31, 2003 and the year ended April 30, 2003, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $2,934,343. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                 INVESTOR CLASS
                                                            ---------------------------------------------------------
                                                                                                     SEPTEMBER 3,
                                                                                         THREE           2002
                                                             SIX MONTHS       YEAR       MONTHS       (DATE SALES
                                                                ENDED        ENDED       ENDED       COMMENCED) TO
                                                             JANUARY 31,    JULY 31,    JULY 31,       APRIL 30,
                                                                2005          2004        2003           2003
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.51         $14.00    $12.66           $11.66
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.08)/(a)/    (0.19)    (0.01)/(b)/      (0.07)/(a)/
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.30           1.70      1.35             1.07
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                            2.22           1.51      1.34             1.00
---------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain                      (0.06)            --        --               --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $17.67         $15.51    $14.00           $12.66
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                              14.29%         10.79%    10.58%            8.58%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,044         $5,113    $3,798           $2,536
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.55%/(d)/     1.55%     1.55%/(e)/       1.55%/(e)/
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.73%/(d)/     3.19%     3.55%/(e)/       3.57%/(e)/
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets    (0.93)%/(d)/   (1.14)%   (1.18)%/(e)/     (1.01)%/(e)/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                      46%           117%       23%              50%
---------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.06) for the three months ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $5,378,242. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                            INSTITUTIONAL CLASS
                                          -----------------------------------------------------------------------------------------
                                           SIX MONTHS                 THREE MONTHS
                                              ENDED        YEAR ENDED    ENDED                    YEAR ENDED APRIL 30,
                                           JANUARY 31,      JULY 31,    JULY 31,     ----------------------------------------------
                                              2005            2004        2003           2003         2002       2001      2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $15.58          $14.04      $12.69        $ 14.94      $14.78       $ 19.03   $ 12.76
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.06)/(a)/     (0.07)      (0.03)/(a)/    (0.11)/(a)/ (0.15)/(a)/   (0.13)    (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 2.31            1.61        1.38          (2.14)       0.31          2.38      6.41
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations         2.25            1.54        1.35          (2.25)       0.16         (2.51)     6.29
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains     (0.06)             --          --             --          --         (1.64)    (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --              --          --             --          --         (0.10)       --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                     (0.06)             --          --             --          --         (1.74)    (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $17.77          $15.58      $14.04        $ 12.69      $14.94       $ 14.78   $ 19.03
-----------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                           14.42%          10.97%      10.64%        (15.06)%      1.08%       (13.60)%   49.49%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $9,669          $2,922      $1,269        $ 1,111      $2,538       $19,742   $17,703
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.30%/(c)/      1.30%       1.30%/(d)/     1.30%       1.30%         1.30%     1.31%
-----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           2.19%/(c)/      2.91%       3.15%/(d)/     3.35%       2.29%         1.88%     2.48%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average net assets                        (0.68)%/(c)/    (0.89)%     (0.93)%/(d)/   (0.83)%     (1.06)%       (0.90)%   (0.95)%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                   46%            117%         23%            50%         23%           41%       42%
-----------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $5,979,777. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.
NOTE 12--SUBSEQUENT EVENT
The Board of Trustees of the Trust ("Seller") unanimously approved, on March
22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Capital Development Fund ("Buying Fund"), a series of AIM Equity Funds (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.
  The Agreement requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. If the Agreement is approved by shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
  Regulatory Inquiries and Pending Litigation
  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
        *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
OTHER INFORMATION
TRUSTEES AND OFFICERS

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Bruce L. Crockett                                        11 Greenway Plaza
                    Chair                                                    Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Robert H. Graham
James T. Bunch      Vice Chair and President                                 INVESTMENT ADVISOR
Bruce L. Crockett   Mark H. Williamson                                       A I M Advisors, Inc.
                    Executive Vice President                                 11 Greenway Plaza
Albert R. Dowden                                                             Suite 100
                    Lisa O. Brinkley                                         Houston, TX 77046-1173
Edward K. Dunn, Jr. Senior Vice President and Chief Compliance Officer
                                                                             TRANSFER AGENT
Jack M. Fields      Russell C. Burk
                    Senior Vice President                                    AIM Investment Services, Inc.
Carl Frischling                                                              P.O. Box 4739
                    Kevin M. Carome                                          Houston, TX 77210-4739
Robert H. Graham    Senior Vice President, Secretary and Chief Legal Officer
                                                                             CUSTODIAN
Gerald J. Lewis     Sidney M. Dilgren
                    Vice President and Treasurer                             State Street Bank and Trust Company
Prema Mathai-Davis                                                           225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Lewis F. Pennock    Vice President
                                                                             COUNSEL TO THE FUND
Ruth H. Quigley     Stuart W. Coco
                    Vice President                                           Ballard Spahr
Larry Soll                                                                   Andrews & Ingersoll, LLP
                    J. Philip Ferguson                                       1735 Market Street
Mark H. Williamson  Vice President                                           Philadelphia, PA 19103-7599
                    Karen Dunn Kelley                                        COUNSEL TO THE INDEPENDENT TRUSTEES
                    Vice President
                                                                             Kramer, Levin, Naftalis & Frankel LLP
                                                                             919 Third Avenue
                                                                             New York, NY 10022-3852
                                                                             DISTRIBUTOR
                                                                             A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

     DOMESTIC EQUITY
AIM Aggressive Growth Fund
AIM Balanced Fund*
AIM Basic Balanced Fund*
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Stock Fund/1/
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund/1/
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/
AIM Mid Cap Growth Fund
AIM Mid Cap Stock Fund/1/
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM S&P 500 Index Fund/1/
AIM Select Equity Fund
AIM Small Cap Equity Fund/3/
AIM Small Cap Growth Fund/4/
AIM Small Company Growth Fund/1/
AIM Total Return Fund*/1/
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund
AIM Weingarten Fund
* Domestic equity and income fund
     INTERNATIONAL/GLOBAL EQUITY
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund
AIM Global Equity Fund/6/
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund/1/
AIM International Growth Fund
AIM International Small Company Fund/7/
AIM Trimark Fund
     SECTOR EQUITY
AIM Advantage Health Sciences Fund/1/
AIM Energy Fund/1/
AIM Financial Services Fund/1/
AIM Global Health Care Fund
AIM Gold & Precious Metals Fund/1/
AIM Health Sciences Fund/1/
AIM Leisure Fund/1/
AIM Multi-Sector Fund/1/
AIM Real Estate Fund
AIM Technology Fund/1/
AIM Utilities Fund/1/
     FIXED INCOME
TAXABLE
AIM Floating Rate Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund
AIM Money Market Fund
AIM Short Term Bond Fund
AIM Total Return Bond Fund
Premier Portfolio
Premier U.S. Government Money Portfolio/1/
TAX-FREE
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Cash Fund
AIM Tax-Free Intermediate Fund
Premier Tax-Exempt Portfolio
AIM ALLOCATION SOLUTIONS
AIM Aggressive Allocation Fund
AIM Conservative Allocation Fund
AIM Moderate Allocation Fund
/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. /7/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.
A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIMinvestments.com                 I-MCS-SAR-1          A I M Distributors, Inc.
[YOUR GOALS. OUR SOLUTIONS.]
- REGISTERED TRADEMARK -
Mutual    Retirement   Annuities   College    Separately   Offshore   Cash
Funds     Products                 Savings    Managed      Products   Management
                                   Plans      Accounts
                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                                   APPENDIX VII


                                                       INVESCO CORE EQUITY FUND
                                Annual Report to Shareholders . August 31, 2004
                                 [COVER IMAGE]
                         [YOUR GOALS. OUR SOLUTIONS.]
                            -REGISTERED TRADEMARK-
                                                      [AIM INVESTMENTS LOGO]
                                                      -REGISTERED TRADEMARK-

INVESCO CORE EQUITY FUND SEEKS TO PROVIDE A HIGH TOTAL RETURN THROUGH BOTH GROWTH AND CURRENT INCOME.
  . Unless otherwise stated, information presented in this report is as of 8/31/04 and is based on total net assets.
  . Effective October 15, 2004, after the close of the reporting period, INVESCO Core Equity Fund was renamed AIM Core Stock Fund.
ABOUT SHARE CLASSES
  . Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
  . Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.
  . Class K shares are available only to certain retirement plans. Please see the prospectus for more information.
PRINCIPAL RISKS OF INVESTING IN THE FUND
  . At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.
  . International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the debt securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.
ABOUT INDEXES USED IN THIS REPORT
  . The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500--REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
  . The unmanaged Lehman U.S. Aggregate Bond Index (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.
  . The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
  . The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.
  . A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.
OTHER INFORMATION
  . The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
  .   Bloomberg, Inc. is an independent financial research and reporting firm.
  . Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.
Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
AIMINVESTMENTS.COM
TO OUR SHAREHOLDERS

                  DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF FUNDS --REGISTERED
                  TRADEMARK--:
                  NEW BOARD CHAIRMAN
                  It is my pleasure to introduce you to Bruce Crockett, the new
                  Chair of the Board of Trustees of the AIM Funds. It has been my honor to have served as Chairman of the Board of Trustees of the
                  AIM Funds ever since Ted Bauer retired from that position in
                  2000. However, as you may be aware, the U.S. Securities and
                  Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an
                  officer of the fund's investment advisor, serve as chairman of
     [GRAHAM      the funds' board. In addition, a similar provision was included
     PHOTO]       in the terms of AIM Advisors' recent settlements with certain regulators. Accordingly, the AIM Funds' board recently elected
                  Mr. Crockett as Chair. His appointment became effective on
                  October 4. I will remain on the funds' board, as will Mark
                  Williamson, President and Chief Executive Officer of AIM. We
                  both pledge our full support to Mr. Crockett. As before, the AIM
                  Funds board will consist of 14 independent directors and Mark
                  Williamson and me. I will also remain Chairman of A I M
ROBERT H. GRAHAM  Management Group Inc.
    [CROCKETT        Mr. Crockett has been a member of the AIM Funds' board since
     PHOTO]       1992, when AIM acquired certain funds that had been advised by
                  CIGNA. He had been a member of the board of those funds since
                  1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett
                  Technologies Associates since 1996. He is the first independent
BRUCE L. CROCKETT chairman of the Funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.
                  MARKET CONDITIONS DURING THE FISCAL YEAR
                  After a run-up in 2003, equity markets paused in 2004. Sentiment shifted from enthusiasm over an economic recovery to caution.
                  Rising interest rates, inflation--particularly surging oil prices--the war on terrorism and an upcoming presidential
                  election created uncertainty, resulting in relatively flat returns year to date in 2004.
                     The S&P 500 Index gained 11.45% over the 12 months ended
                  August 31, 2004, but much of the upswing occurred in the latter part of 2003. Year to date as of August 31, 2004, the S&P 500
                  Index has returned just 0.42%. Fixed income markets, which rallied late in the fiscal year, ended up providing more
                  attractive performance. The Lehman U.S. Aggregate Bond Index returned 6.13% for the fiscal year, 3.07% year to date.
                     In uncertain periods like the one covered by this report, we encourage shareholders to look past short-term market
                  performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only sure thing is their unpredictability. Historically, markets have risen over the long run, with the S&P 500 Index returning 13.10%
                  per year on average over the past 25 years and the Lehman U.S.
                  Aggregate Bond Index returning 9.33%.* While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.
                  YOUR FUND
                  In the following pages you will find an explanation of how your fund was managed during the year and how it performed in
                  comparison to various benchmarks. We hope you find this
                  discussion informative. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.
                     AIM remains committed, as ever, to building solutions for
                  your investment goals, and we thank you for your continued
                  participation in AIM Investments--service mark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,
/S/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman
A I M Management Group
  Inc.
October 15, 2004
* Average annual total return August 31, 1979 to August 31, 2004. Source:
  Lipper, Inc.
TO OUR SHAREHOLDERS

                   DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF FUNDS
                   --REGISTERED TRADEMARK--:
   [WILLIAMSON     On October 8, 2004, AMVESCAP PLC, the parent company of
      PHOTO]       INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. the Funds'
                   investment advisor, announced that final settlements had
                   been reached with the Securities and Exchange Commission,
                   the New York Attorney General, the Colorado Attorney
                   General and the Secretary of State of Georgia regarding the company's previously disclosed civil enforcement actions
                   and investigations related to market timing.
MARK H. WILLIAMSON    The monetary amounts and other terms of the final
                   settlements are consistent with AMVESCAP's previously
                   announced agreements in principle with state regulators and the SEC staff on September 7, 2004.
                      It is important to note that none of the costs of the
                   settlements will be borne by the INVESCO and AIM funds or
                   fund shareholders. These costs will be borne by AMVESCAP.
                      We deeply regret the harm done to fund shareholders. We
                   also pledge to rededicate ourselves to maintaining the
                   highest ethical standards and ensuring we consistently
                   place our shareholders' interests first. With that in mind, we have taken a number of significant steps to improve our policies and procedures. They include:
                     .   Strengthened daily monitoring of trading activities.
                     .   The imposition of a 2% redemption fee on short-term
                         trades in selected funds we believe are most likely
                         to be vulnerable to short-term trading activity.
                     .   The implementation of an enhanced exchange policy
                         designed to limit exchanges between funds.
                     .   An enhanced fair value pricing policy for foreign
                         securities, when appropriate, to take into account
                         events that may occur after the close of foreign
                         markets, but prior to the close of U.S. markets.
                      Details of the financial terms and answers to many
                   commonly asked questions can be found on the home page of
                   AIMinvestments.com.
                      Now that we have reached these final settlements, we
                   look forward to moving ahead with the business of building quality investment solutions for our clients.

Sincerely,
/S/ MARK H. WILLIAMSON
-------------------------
Mark H. Williamson
President and Chief
  Executive Officer
A I M Management Group
  Inc.
October 15, 2004
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FUND CONTINUED FOCUS ON LARGE-CAP GROWTH AND VALUE STOCKS
For the fiscal year ended August 31, 2004, INVESCO Core Equity Fund's Investor Class shares returned 2.83%. Investor Class shares have neither front-end sales charges nor contingent deferred sales charges; therefore, performance is at net asset value. The performance of other share classes and related benchmark indexes is shown in the table on page 5.
   The underperformance of the fund's holdings in the financials, information technology and energy sectors accounted for most of the difference in performance compared to the S&P 500 Index, which returned 11.45% for the same period. The difference in performance between the fund and the Lipper Large-Cap Core Fund Index, which returned 7.99%, can be attributed primarily to the fund's overweight position in information technology and its underweight position in energy compared to that index.
MARKET CONDITIONS
The economic expansion that began in 2003 took hold in the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates.
The average annualized rate of inflation, just 1% in calendar year 2003, rose to 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response, the U.S. Federal Reserve (the Fed) increased the key federal funds target rate from
1.00% to 1.25% in June and to 1.50% in August.
   Gross domestic product, the broadest measure of economic activity, was positive for the four calendar quarters ended June 30, 2004, although it slowed from an annualized rate of 7.4% in the third quarter of 2003 to an annualized rate of 3.3% in the second quarter of 2004. Average monthly job creation was 60,000 in the fourth quarter of 2003, but it rose to 180,000 during the first eight months of 2004.
   In its July 2004 Monetary Report to Congress, the Fed reported that "the outlook for the U.S. economy is, on balance, positive," and that capital spending by business remained brisk. Most U.S. regions reported expanding economic activity in June and early July, although several districts reported that the rate of growth moderated, according to the Fed's Beige Book report issued in late July.
   As of the close of the fiscal year, almost 86% of S&P 500 Index firms reported second-quarter earnings that met or exceeded expectations, according to Bloomberg. On average, second quarter earnings per share among S&P 500 Index firms rose by more than 26% from year-ago levels. Year-over-year earnings growth was strongest in the materials, information technology and energy sectors and weakest in the telecommunication services, utilities and consumer staples sectors.
   Despite strong corporate earnings and improving economic conditions over the period, most of the one-year gains in the S&P 500 Index as of August 31, 2004, resulted from gains occurring in 2003. At the close of the fund's fiscal year, the S&P's calendar-year-to-date return was 0.42%. The tepid performance of the U.S. stock market in 2004 has been attributed to the threat of terrorism, the rise in oil prices, the uncertainty preceding the presidential election as well as several disappointing reports on jobs created and consumer sentiment.
YOUR FUND
Our portfolio management team became solely responsible for the management of the fund in October 2003. We continued our focus on large-cap stocks, selecting them according to our Core Multiple Attribute model, under which a stock is judged suitable for purchase if it possesses one of three characteristics that are attractive relative to the S&P 500 Index: a low price-to-earnings ratio, a high dividend yield or consistently above-average earnings growth.
   During the period, our investment strategy resulted in the fund owning both growth and value stocks. We believe that, over time, this helps minimize portfolio volatility. In addition, our strategies to minimize risk included: limiting the size of any holding to no more than 5% of the portfolio, limiting the fund's exposure to any sector to no more than 10% more or less than that sector's weight in the S&P 500 Index and maintaining a diversified portfolio of approximately 50 to 70 stocks.
   The transition to the Core Multiple Attribute model for stock selection resulted in a higher portfolio turnover rate than the fund has had in prior years so that the fund's holdings could be aligned with the new stock-selection strategy. It also resulted in several modest changes to sector weightings, most notably increases in technology and industrials and decreases in consumer staples and energy.
--------------------------------------------------------------------------------

          PORTFOLIO COMPOSITION
          BY SECTOR
          [PIE CHART]
          Information Technology................................ 23.4%
          Financials............................................ 20.8
          Industrials........................................... 15.9
          Health Care........................................... 13.9
          Materials............................................. 10.3
          Consumer Discretionary................................  9.7
          Consumer Staples......................................  5.8
          Money Market Funds, plus other assets less liabilities  0.2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    TOP 10 EQUITY HOLDINGS*
                     1. Johnson & Johnson.............. 4.5%
                     2. Pfizer Inc..................... 4.1
                     3. Microsoft Corp................. 3.4
                     4. Home Depot, Inc. (The)......... 3.1
                     5. Fannie Mae..................... 3.0
                     6. General Electric Co............ 2.9
                     7. Cisco Systems, Inc............. 2.9
                     8. Citigroup Inc.................. 2.9
                     9. Eaton Corp..................... 2.6
                    10. Goldman Sachs Group, Inc. (The) 2.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 TOP 10 INDUSTRIES*
                  1. Pharmaceuticals..................... 10.7%
                  2. Thrifts & Mortgage Finance..........  6.8
                  3. Investment Banking & Brokerage......  6.8
                  4. Industrial Machinery................  6.2
                  5. Semiconductors......................  6.1
                  6. Systems Software....................  4.8
                  7. Communications Equipment............  4.2
                  8. Other Diversified Financial Services  4.2
                  9. Aerospace & Defense.................  4.1
                 10. Industrial Gases....................  4.0

* Excluding money market fund holdings.
The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
--------------------------------------------------------------------------------
During the period, the fund was overweight in the materials, industrials and information technology sectors compared to the S&P 500 Index. The fund was underweight in the energy sector during the period, and by the end of the fiscal year, the fund had no holdings in the energy sector.
   The fund's overweight position in the materials and industrials sectors benefited fund performance over the period. Investors favored these sectors because of the improving economy and the resultant strong corporate earnings reported during the period.
   Our stock selection and the fund's overweight position in the information technology sector detracted from fund performance. The fund's portfolio contained a number of semiconductor stocks, and the semiconductor industry suffered from concerns that the average sales price for chips may decline when supply and capacity catch up with demand.
   Lastly, our underweighting of the energy sector did not enable the fund to participate fully in that sector's strong performance, which resulted from record-level energy prices.
   Johnson & Johnson and QUALCOMM were standouts among stocks that contributed to fund performance for the fund's fiscal year. Johnson & Johnson's double-digit earnings growth from multiple divisions caused its stock price to appreciate. In July 2004, the company announced a 16.5% increase in second-quarter net earnings per share over the same quarter of the previous year.
   QUALCOMM, a global communications equipment company, pioneered the use of a technology used in wireless communications equipment and satellite ground stations. For its fiscal quarter ended June 27, QUALCOMM reported an increase in revenue that was 50% over the same quarter of 2003 and 10% above the previous quarter of 2004. At the close of the fiscal year, the fund owned shares in both Johnson & Johnson and QUALCOMM.
   Stocks that detracted from fund performance included Jabil Circuit and Viacom. Jabil Circuit manufactures printed circuit boards and other electronic components that are used in computers, computer peripherals and automobiles. In its earnings release for its fiscal quarter ending May 31, 2004, the company lowered its outlook for the quarter to follow because of a slowdown in orders for its products. As of August 31, 2004, the fund no longer owned shares in the company.
   Viacom, one of the world's largest media companies, owns television networks, television stations, publisher Simon and Schuster, Infinity Broadcasting (radio), and is majority owner of Blockbuster. In its earnings release issued in July 2004, the company announced strong gains from its cable networks and television, but low single-digit increases in revenue from its radio, outdoor (billboards) and video operations. At the close of the period, the fund continued to own shares in Viacom.
IN CLOSING
During the period, we remained committed to the Core Multiple Attribute model implemented in November 2003 for our stock selection process and to maintaining a diversified portfolio of value and growth stocks.
THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO
CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT
MANAGEMENT PHILOSOPHY.
  SEE IMPORTANT FUND AND INDEX DISCLOSURES ON THE FIRST PAGE OF THIS REPORT. Effective August 2, 2004, the fund is managed using a team approach. The investment team includes portfolio managers who concentrate on stock selection, investment personnel who concentrate on portfolio strategies, as well as research analysts.
--------------------------------------------------------------------------------

FUND VS. INDEXES
TOTAL RETURNS, 8/31/03-8/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE
INCLUDED, RETURNS WOULD BE LOWER.
Class A Shares...........................................................................          2.48%
Class B Shares...........................................................................          1.71
Class C Shares...........................................................................          1.50
Class K Shares...........................................................................          1.90
Investor Class Shares....................................................................          2.83
S&P 500 Index (Broad Market and Style-specific Index)....................................         11.45
Lipper Large-Cap Core Fund Index (Peer Group Index)......................................          7.99
Source: Lipper, Inc......................................................................
TOTAL NET ASSETS......................................................................... $2.06 billion
TOTAL NUMBER OF HOLDINGS.................................................................            60*

--------------------------------------------------------------------------------
                             [RIGHT ARROW GRAPHIC]
FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 7.
INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 - August 31, 2004.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

                                                             HYPOTHETICAL
                                     ACTUAL           (5% ANNUAL RETURN BEFORE EXPENSES)
                           -------------------------- ----------------------------------
         BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES   ENDING ACCOUNT      EXPENSES
               VALUE           VALUE      PAID DURING     VALUE          PAID DURING
             (3/1/04)       (8/31/04)/1/  PERIOD/2,3/   (8/31/04)        PERIOD/2,4/
         ----------------- -------------- ----------- --------------     -----------
Class A.     $1,000.00        $944.30        $6.01      $1,018.95           $6.24
Class B.      1,000.00         941.60         9.27       1,015.58            9.63
Class C.      1,000.00         940.30         9.61       1,015.23            9.98
Class K.      1,000.00         944.10         8.55       1,016.34            8.87
Investor      1,000.00         946.80         5.29       1,019.71            5.48

/1/ The actual ending account value is based on the actual total return of the Fund for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2004 to August 31, 2004 was -5.57%, -5.84%, -5.97%, -5.59% and
     -5.32% for Class A, B, C, K and Investor class shares, respectively.
/2/ Expenses are equal to the Fund's annualized expense ratio (1.23%, 1.90%, 1.97%, 1.75% and 1.08% for Class A, B, C, K and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
   Effective on April 1, 2004 the board of Trustees approved a revised expense allocation methodology and effective on July 1, 2004, the Fund adopted new agreements for transfer agency and administrative services with differing fees. The annualized expense ratios restated as if these changes had been in effect throughout the entire most recent fiscal half year are 1.12%, 1.77%, 1.77%, 1.22% and 0.93% for Class A, B, C, K and Investor class shares, respectively.
/3/ The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.47, $8.64, $8.63, $5.96, and $4.55 for Class A, B, C, K and Investor
     class shares, respectively.
/4/ The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.69, $8.97, $8.97, $6.19 and $4.72 for Class A, B, C, K and Investor
     class shares, respectively.
                             [ARROW BUTTON IMAGE]      For More Information
                                                              Visit
                                                        AIMINVESTMENTS.COM
LONG-TERM PERFORMANCE
YOUR FUND'S LONG-TERM PERFORMANCE
Past performance cannot guarantee comparable future results.
   Your fund's total return includes reinvested distributions, fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.
   In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years depicted in the chart before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the early years depicted. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.
AVERAGE ANNUAL TOTAL RETURNS
As of 8/31/04, including applicable sales charges

                          CLASS A SHARES
                          Inception (3/28/02).. -5.46%
                          1 Year............... -3.14
                          CLASS B SHARES
                          Inception (3/28/02).. -5.30%
                          1 Year............... -3.24
                          CLASS C SHARES
                          Inception (2/14/00).. -2.89%
                          1 Year...............  0.52
                          CLASS K SHARES
                          Inception (12/13/00). -5.64%
                          1 Year...............  1.90
                          INVESTOR CLASS SHARES
                          10 Years.............  7.32%
                          5 Years.............. -1.60
                          1 Year...............  2.83

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.
AVERAGE ANNUAL TOTAL RETURNS
As of 6/30/04, most recent calendar quarter-end, including applicable sales charges

                          CLASS A SHARES
                          Inception (3/28/02).. -3.95%
                          1 Year...............  5.16
                          CLASS B SHARES
                          Inception (3/28/02).. -3.75%
                          1 Year...............  5.39
                          CLASS C SHARES
                          Inception (2/14/00).. -1.96%
                          1 Year...............  9.31
                          CLASS K SHARES
                          Inception (12/13/00). -4.70%
                          1 Year............... 10.60
                          INVESTOR CLASS SHARES
                          10 Years.............  8.21%
                          5 Years.............. -1.52
                          1 Year............... 11.76

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.
   The performance of the fund's share classes will differ due to different sales charge structures and class expenses.
   For Class B shares and Class K shares, had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.
RESULTS OF A $10,000 INVESTMENT
8/31/94-8/31/04
                               [MOUNTAIN CHART]

                      INVESCO CORE EQUITY     LIPPER
                         FUND INVESTOR       LARGE-CAP    S&P 500
               DATE      CLASS SHARES     CORE FUND INDEX  INDEX
               ----      ------------     ---------------  -----
              8/31/94       $10000            $10000      $10000
               11/94          9554             9598        9612
                2/95         10066            10196       10396
                5/95         10892            11025       11457
                8/95         11366            11719       12142
               11/95         11998            12573       13162
                2/96         12608            13299       14000
                5/96         12931            13886       14712
                8/96         12822            13642       14415
               11/96         14468            15583       16826
                2/97         14893            16112       17661
                5/97         15797            17264       19044
                8/97         16958            18447       20271
               11/97         17860            19413       21623
                2/98         19033            21375       23840
                5/98         19539            22273       24882
                8/98         17340            19679       21917
               11/98         20043            23527       26744
                2/99         20453            25164       28550
                5/99         21828            26165       30115
                8/99         21986            26541       30641
               11/99         23083            28076       32331
                2/00         22194            28724       31898
                5/00         23675            29432       33267
                8/00         25230            32106       35637
               11/00         23163            27402       30965
                2/01         23164            25868       29284
                5/01         23566            26273       29758
                8/01         21341            23720       26951
               11/01         20874            23906       27183
                2/02         21097            23397       26500
                5/02         20635            22761       25641
                8/02         17727            19776       22103
               11/02         18078            20102       22696
                2/03         16404            18297       20492
                5/03         18739            20771       23573
                8/03         19716            21719       24768
               11/03         20126            22677       26119
                2/04         21410            24387       28381
                5/04         20839            23873       27892
                8/04        $20276            $23454      $27603

                                                           SOURCE: LIPPER, INC.
FINANCIALS
SCHEDULE OF INVESTMENTS
August 31, 2004

                                                                 MARKET
                                                    SHARES       VALUE
   -------------------------------------------------------------------------
   COMMON STOCKS-99.80%
   AEROSPACE & DEFENSE-4.12%
   Honeywell International Inc.                    1,053,800 $    37,915,724
   -------------------------------------------------------------------------
   United Technologies Corp.                         498,800      46,842,308
   -------------------------------------------------------------------------
                                                                  84,758,032
   -------------------------------------------------------------------------
   ALUMINUM-1.43%
   Alcoa Inc.                                        910,400      29,478,752
   -------------------------------------------------------------------------
   ASSET MANAGEMENT & CUSTODY BANKS-1.43%
   Bank of New York Co., Inc. (The)                  991,400      29,543,720
   -------------------------------------------------------------------------
   BIOTECHNOLOGY-1.19%
   Amgen Inc./(a)/                                   411,500      24,397,835
   -------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT-4.23%
   Cisco Systems, Inc./(a)/                        3,167,600      59,424,176
   -------------------------------------------------------------------------
   Motorola, Inc.                                    894,300      14,442,945
   -------------------------------------------------------------------------
   QUALCOMM Inc.                                     345,100      13,131,055
   -------------------------------------------------------------------------
                                                                  86,998,176
   -------------------------------------------------------------------------
   COMPUTER HARDWARE-2.66%
   Dell Inc./(a)/                                  1,278,200      44,532,488
   -------------------------------------------------------------------------
   International Business Machines Corp.             121,200      10,264,428
   -------------------------------------------------------------------------
                                                                  54,796,916
   -------------------------------------------------------------------------
   COMPUTER STORAGE & PERIPHERALS-1.55%
   EMC Corp./(a)/                                  2,955,800      31,833,966
   -------------------------------------------------------------------------
   CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-1.19%
   Deere & Co.                                       386,600      24,460,182
   -------------------------------------------------------------------------
   CONSUMER FINANCE-1.62%
   MBNA Corp.                                      1,378,000      33,264,920
   -------------------------------------------------------------------------
   DATA PROCESSING & OUTSOURCED SERVICES-1.45%
   First Data Corp.                                  704,600      29,769,350
   -------------------------------------------------------------------------
   DIVERSIFIED CHEMICALS-2.39%
   E. I. du Pont de Nemours & Co.                    642,200      27,139,372
   -------------------------------------------------------------------------
   PPG Industries, Inc.                              367,900      21,989,383
   -------------------------------------------------------------------------
                                                                  49,128,755
   -------------------------------------------------------------------------
   DRUG RETAIL-2.48%
   Walgreen Co.                                    1,403,000      51,139,350
   -------------------------------------------------------------------------
   ELECTRICAL COMPONENTS &
    EQUIPMENT-1.56%
   Emerson Electric Co.                              517,500      32,214,375
   -------------------------------------------------------------------------
   ELECTRONIC MANUFACTURING SERVICES-1.40%
   Flextronics International Ltd. (Singapore)/(a)/ 1,180,700      14,652,487
   -------------------------------------------------------------------------

                                                            MARKET
                                               SHARES       VALUE
         --------------------------------------------------------------
         ELECTRONIC MANUFACTURING
          SERVICES-(CONTINUED)
         Sanmina-SCI Corp./(a)/               2,034,900 $    14,081,508
         --------------------------------------------------------------
                                                             28,733,995
         --------------------------------------------------------------
         FOREST PRODUCTS-1.29%
         Weyerhaeuser Co.                       424,000      26,504,240
         --------------------------------------------------------------
         GENERAL MERCHANDISE STORES-2.19%
         Target Corp.                         1,010,100      45,030,258
         --------------------------------------------------------------
         HEALTH CARE EQUIPMENT-2.02%
         Boston Scientific Corp./(a)/           530,000      18,936,900
         --------------------------------------------------------------
         Medtronic, Inc.                        455,200      22,646,200
         --------------------------------------------------------------
                                                             41,583,100
         --------------------------------------------------------------
         HOME IMPROVEMENT RETAIL-3.65%
         Home Depot, Inc. (The)               1,739,500      63,596,120
         --------------------------------------------------------------
         Sherwin-Williams Co. (The)             281,700      11,634,210
         --------------------------------------------------------------
                                                             75,230,330
         --------------------------------------------------------------
         HOUSEHOLD PRODUCTS-1.25%
         Procter & Gamble Co. (The)             461,452      25,827,468
         --------------------------------------------------------------
         HYPERMARKETS & SUPER CENTERS-0.92%
         Wal-Mart Stores, Inc.                  361,600      19,045,472
         --------------------------------------------------------------
         INDUSTRIAL CONGLOMERATES-2.90%
         General Electric Co.                 1,820,700      59,700,753
         --------------------------------------------------------------
         INDUSTRIAL GASES-3.98%
         Air Products & Chemicals, Inc.         617,300      32,334,174
         --------------------------------------------------------------
         Praxair, Inc.                        1,222,100      49,592,818
         --------------------------------------------------------------
                                                             81,926,992
         --------------------------------------------------------------
         INDUSTRIAL MACHINERY-6.16%
         Eaton Corp.                            885,400      53,433,890
         --------------------------------------------------------------
         Illinois Tool Works Inc.               355,417      32,446,018
         --------------------------------------------------------------
         Ingersoll-Rand Co.-Class A (Bermuda)   629,800      40,943,298
         --------------------------------------------------------------
                                                            126,823,206
         --------------------------------------------------------------
         INTERNET RETAIL-1.55%
         eBay Inc./(a)/                         367,900      31,838,066
         --------------------------------------------------------------
         INVESTMENT BANKING & BROKERAGE-6.75%
         Goldman Sachs Group, Inc. (The)        579,900      51,988,035
         --------------------------------------------------------------
         Lehman Brothers Holdings Inc.          689,700      50,961,933
         --------------------------------------------------------------
         Merrill Lynch & Co., Inc.              704,600      35,983,922
         --------------------------------------------------------------
                                                            138,933,890
         --------------------------------------------------------------
         MOVIES & ENTERTAINMENT-1.11%
         Viacom Inc.-Class B                    685,900      22,847,329
         --------------------------------------------------------------

                                                                MARKET
                                                   SHARES       VALUE
    -----------------------------------------------------------------------
    OTHER DIVERSIFIED FINANCIAL SERVICES-4.22%
    Citigroup Inc.                                1,272,000 $    59,249,760
    -----------------------------------------------------------------------
    JPMorgan Chase & Co.                            698,400      27,642,672
    -----------------------------------------------------------------------
                                                                 86,892,432
    -----------------------------------------------------------------------
    PAPER PRODUCTS-1.26%
    International Paper Co.                         648,500      25,952,970
    -----------------------------------------------------------------------
    PHARMACEUTICALS-10.68%
    Johnson & Johnson                             1,608,700      93,465,470
    -----------------------------------------------------------------------
    Lilly (Eli) & Co.                               328,200      20,824,290
    -----------------------------------------------------------------------
    Pfizer Inc.                                   2,556,480      83,520,202
    -----------------------------------------------------------------------
    Wyeth                                           604,800      22,117,536
    -----------------------------------------------------------------------
                                                                219,927,498
    -----------------------------------------------------------------------
    SEMICONDUCTOR EQUIPMENT-1.17%
    Applied Materials, Inc./(a)/                  1,521,400      24,175,046
    -----------------------------------------------------------------------
    SEMICONDUCTORS-6.10%
    Altera Corp./(a)/                             1,209,700      22,887,524
    -----------------------------------------------------------------------
    Analog Devices, Inc.                            398,900      13,849,808
    -----------------------------------------------------------------------
    Intel Corp.                                   2,020,300      43,012,187
    -----------------------------------------------------------------------
    Linear Technology Corp.                         810,600      28,995,162
    -----------------------------------------------------------------------
    Maxim Integrated Products, Inc.                 386,600      16,790,038
    -----------------------------------------------------------------------
                                                                125,534,719
    -----------------------------------------------------------------------
    SOFT DRINKS-1.09%
    PepsiCo, Inc.                                   448,900      22,445,000
    -----------------------------------------------------------------------
    SPECIALTY STORES-1.24%
    Bed Bath & Beyond Inc./(a)/                     294,400      11,016,448
    -----------------------------------------------------------------------
    Tiffany & Co.                                   467,700      14,475,315
    -----------------------------------------------------------------------
                                                                 25,491,763
    -----------------------------------------------------------------------

                                                                    MARKET
                                                      SHARES        VALUE
-------------------------------------------------------------------------------
SYSTEMS SOFTWARE-4.80%
Microsoft Corp.                                      2,556,500 $    69,792,450
-------------------------------------------------------------------------------
Symantec Corp./(a)/                                    604,800      29,006,208
-------------------------------------------------------------------------------
                                                                    98,798,658
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-6.77%
Fannie Mae                                             823,100      61,279,795
-------------------------------------------------------------------------------
PMI Group, Inc. (The)                                  916,600      38,066,398
-------------------------------------------------------------------------------
Radian Group Inc.                                      904,100      40,051,630
-------------------------------------------------------------------------------
                                                                   139,397,823
-------------------------------------------------------------------------------
   Total Common Stocks (Cost
     $1,906,218,720)                                             2,054,425,337
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-0.28%
 INVESCO Treasurer's Money Market Reserve Fund (Cost
 $5,712,478)/(b)(c)/                                 5,712,478       5,712,478
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.08% (Cost
 $1,911,931,198)                                                 2,060,137,815
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.08%)                               (1,702,958)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                             $ 2,058,434,857
-------------------------------------------------------------------------------

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio.
See accompanying notes which are an integral part of the financial statements. STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004

ASSETS:
Investments, at market value (cost $1,906,218,720)                $2,054,425,337
--------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $5,712,478)         5,712,478
--------------------------------------------------------------------------------
    Total investments (cost $1,911,931,198)                        2,060,137,815
--------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       471,016
--------------------------------------------------------------------------------
  Dividends                                                            3,187,496
--------------------------------------------------------------------------------
  Amount due from advisor                                                 51,355
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans        522,928
--------------------------------------------------------------------------------
Other assets                                                              67,623
--------------------------------------------------------------------------------
    Total assets                                                   2,064,438,233
--------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                               3,219,534
--------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     658,241
--------------------------------------------------------------------------------
Accrued distribution fees                                                557,096
--------------------------------------------------------------------------------
Accrued trustees' fees                                                     3,776
--------------------------------------------------------------------------------
Accrued transfer agent fees                                            1,262,267
--------------------------------------------------------------------------------
Accrued operating expenses                                               302,462
--------------------------------------------------------------------------------
    Total liabilities                                                  6,003,376
--------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $2,058,434,857
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $1,760,143,849
--------------------------------------------------------------------------------
Undistributed net investment income                                      851,458
--------------------------------------------------------------------------------
Undistributed net realized gain from investment securities           149,232,933
--------------------------------------------------------------------------------
Unrealized appreciation of investment securities                     148,206,617
--------------------------------------------------------------------------------
                                                                  $2,058,434,857
--------------------------------------------------------------------------------

         NET ASSETS:
         Class A                                         $    8,158,754
         --------------------------------------------------------------
         Class B                                         $    1,390,294
         --------------------------------------------------------------
         Class C                                         $    7,952,389
         --------------------------------------------------------------
         Class K                                         $    2,002,751
         --------------------------------------------------------------
         Investor Class                                  $2,038,930,669
         --------------------------------------------------------------
         SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
          UNLIMITED NUMBER OF SHARES AUTHORIZED:
         Class A                                                755,340
         --------------------------------------------------------------
         Class B                                                130,643
         --------------------------------------------------------------
         Class C                                                742,180
         --------------------------------------------------------------
         Class K                                                188,087
         --------------------------------------------------------------
         Investor Class                                     187,091,461
         --------------------------------------------------------------
         Class A:
           Net asset value per share                     $        10.80
         --------------------------------------------------------------
           Offering price per share:
             (Net asset value of $10.80 / 94.50%)        $        11.43
         --------------------------------------------------------------
         Class B:
           Net asset value and offering price per share  $        10.64
         --------------------------------------------------------------
         Class C:
           Net asset value and offering price per share  $        10.71
         --------------------------------------------------------------
         Class K:
           Net asset value and offering price per share  $        10.65
         --------------------------------------------------------------
         Investor Class:
           Net asset value and offering price per share  $        10.90
         --------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. STATEMENT OF OPERATIONS
For the year ended August 31, 2004

INVESTMENT INCOME:
Dividends                                                                     $  34,324,529
--------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                        245,040
--------------------------------------------------------------------------------------------
    Total investment income                                                      34,569,569
--------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                    12,399,986
--------------------------------------------------------------------------------------------
Administrative services fees                                                      1,012,518
--------------------------------------------------------------------------------------------
Custodian fees                                                                      291,821
--------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                            31,032
--------------------------------------------------------------------------------------------
  Class B                                                                            17,744
--------------------------------------------------------------------------------------------
  Class C                                                                            94,805
--------------------------------------------------------------------------------------------
  Class K                                                                            70,747
--------------------------------------------------------------------------------------------
  Investor Class                                                                  3,893,759
--------------------------------------------------------------------------------------------
Transfer agent fees:
  Class A                                                                            17,203
--------------------------------------------------------------------------------------------
  Class B                                                                             5,859
--------------------------------------------------------------------------------------------
  Class C                                                                            35,220
--------------------------------------------------------------------------------------------
  Class K                                                                           192,701
--------------------------------------------------------------------------------------------
  Investor Class                                                                  5,542,345
--------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                               54,295
--------------------------------------------------------------------------------------------
Other                                                                             1,696,863
--------------------------------------------------------------------------------------------
    Total expenses                                                               25,356,898
--------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements            (3,433,216)
--------------------------------------------------------------------------------------------
    Net expenses                                                                 21,923,682
--------------------------------------------------------------------------------------------
Net investment income                                                            12,645,887
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:
Net realized gain from investment securities                                    442,245,764
--------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities  (369,446,192)
--------------------------------------------------------------------------------------------
Net gain from investment securities                                              72,799,572
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $  85,445,459
--------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. STATEMENT OF CHANGES IN NET ASSETS
For the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

                                            YEAR ENDED    THREE MONTHS ENDED   YEAR ENDED
                                            AUGUST 31,        AUGUST 31,        MAY 31,
                                               2004              2003             2003
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                    $   12,645,887    $    5,818,186   $   24,807,474
--------------------------------------------------------------------------------------------
 Net realized gain (loss) from
   investment securities                     442,245,764        40,441,687     (211,794,329)
--------------------------------------------------------------------------------------------
 Change in net unrealized appreciation
   (depreciation) of investment
   securities                               (369,446,192)       83,219,495     (136,219,795)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets resulting from operations         85,445,459       129,479,368     (323,206,650)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
 Class A                                         (19,539)           (6,082)         (52,765)
--------------------------------------------------------------------------------------------
 Class B                                              --                --           (7,356)
--------------------------------------------------------------------------------------------
 Class C                                              --              (998)              --
--------------------------------------------------------------------------------------------
 Class K                                              --                --          (25,622)
--------------------------------------------------------------------------------------------
 Investor Class                              (11,841,700)       (5,589,406)     (24,864,139)
--------------------------------------------------------------------------------------------
   Total distributions from net
     investment income                       (11,861,239)       (5,596,486)     (24,949,882)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains:
 Class A                                        (246,167)               --               --
--------------------------------------------------------------------------------------------
 Class B                                         (39,069)               --               --
--------------------------------------------------------------------------------------------
 Class C                                        (278,310)               --               --
--------------------------------------------------------------------------------------------
 Class K                                        (597,963)               --               --
--------------------------------------------------------------------------------------------
 Investor Class                              (68,863,253)               --               --
--------------------------------------------------------------------------------------------
   Total distributions from net
     realized gains                          (70,024,762)               --               --
--------------------------------------------------------------------------------------------
   Decrease in net assets resulting
     from distributions                      (81,886,001)       (5,596,486)     (24,949,882)
--------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                       4,298,917        (1,000,540)       4,187,777
--------------------------------------------------------------------------------------------
 Class B                                          71,882            62,611          974,556
--------------------------------------------------------------------------------------------
 Class C                                      (2,415,544)        1,057,099          294,251
--------------------------------------------------------------------------------------------
 Class K                                     (23,309,936)        1,769,791       (2,275,396)
--------------------------------------------------------------------------------------------
 Investor Class                             (518,858,620)      (86,425,065)    (322,823,704)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets resulting from share
     transactions                           (540,213,301)      (84,536,104)    (319,642,516)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets    (536,653,843)       39,346,778     (667,799,048)
--------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                       2,595,088,700     2,555,741,922    3,223,540,970
--------------------------------------------------------------------------------------------
 End of period (including undistributed
   net investment income (loss) of
   $851,458, $(67,050) and $(288,750)
   for August 31, 2004, August 31, 2003
   and May 31, 2003, respectively)        $2,058,434,857    $2,595,088,700   $2,555,741,922
--------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. NOTES TO FINANCIAL STATEMENTS
August 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
INVESCO Core Equity Fund (the "Fund") is a series portfolio of AIM Combination Stock & Bond Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Combination Stock & Bond Funds, Inc., formerly known as INVESCO Combination Stock & Bond Funds, Inc., to a new series portfolio of the Trust.
  The Fund's investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including 12b-1 plan fees) and in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average net assets as follows:

                    AVERAGE NET ASSETS                 RATE
                    ----------------------------------------
                    First $350 million                 0.60%
                    ----------------------------------------
                    From $350 million to $700 million  0.55%
                    ----------------------------------------
                    From $700 million to $2 billion    0.50%
                    ----------------------------------------
                    From $2 billion to $4 billion      0.45%
                    ----------------------------------------
                    From $4 billion to $6 billion      0.40%
                    ----------------------------------------
                    From $6 billion to $8 billion     0.375%
                    ----------------------------------------
                    Over $8 billion                    0.35%
                    ----------------------------------------

  For the period November 25, 2003 through August 31, 2004, the Fund paid advisory fees to AIM of $9,349,631. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period September 1, 2003, through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $3,050,355. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60 and 1.40% of net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90%, respectively, through August 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
(vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund, if any). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended August 31, 2004, AIM waived fees of $9,587.
  For the period November 25, 2003 through August 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $6,884, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $447, $0, $35,341 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $89,063.
  For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $170,044 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $740,479 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $272,039 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $18,420. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $5,774,908. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $31,032, $17,744, $94,805, $70,747 and $825,143, respectively. AIM has reimbursed $3,068,616 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors, Inc., an AIM affiliate.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $5,020 in front-end sales commissions from the sale of Class A shares and $1, $545, $2,619 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended August 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                              UNREALIZED     MARKET
                                                   MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND
FUND                                                 08/31/03     AT COST      FROM SALES   (DEPRECIATION)  08/31/04   INCOME
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Money Market Reserve Fund/(a)/ $31,189,550  $576,232,161 $(601,709,233)      $--       $5,712,478 $245,040
-------------------------------------------------------------------------------------------------------------------------------

                                                   REALIZED
                                                     GAIN
FUND                                                (LOSS)
-----------------------------------------------------------
INVESCO Treasurer's Money Market Reserve Fund/(a)/   $--
-----------------------------------------------------------

(a) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio.
NOTE 4--EXPENSE OFFSET ARRANGEMENTS
The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from commission rebates. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $3,768. During the year ended August 31, 2004 the fund participated in a commissions rebate program whereby a portion of commissions on trades placed through an administrator with a broker were rebated to the fund. These commission rebates were used to offset custodian fees in the amount of $49,466 payable to SSB, the custodian of the fund and administrator of the commissions rebate program. The commissions rebate program was discontinued in November 2003.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2004, the Fund paid legal fees of $5,544 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended August 31, 2004, the Fund had average interfund borrowings for the number of days the borrowings were outstanding, in the amount of $6,180,625 with a weighted average interest rate of 1.70% and interest expense of $3,362.
  Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003 was as follows:

                                              THREE MONTHS
                                  YEAR ENDED     ENDED     YEAR ENDED
                                  AUGUST 31,   AUGUST 31,   MAY 31,
                                     2004         2003        2003
         -------------------------------------------------------------
         Distributions paid from:
         Ordinary income          $11,861,239  $5,596,486  $24,949,882
         -------------------------------------------------------------
         Long-term capital gain    70,024,762          --           --
         -------------------------------------------------------------
         Total distributions      $81,886,001  $5,596,486  $24,949,882
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of August 31, 2004, the components of net assets on a tax basis were as follows:

                                                         2004
             ------------------------------------------------------
             Undistributed ordinary income          $   21,152,608
             ------------------------------------------------------
             Undistributed long-term gain              129,886,857
             ------------------------------------------------------
             Unrealized appreciation -- investments    147,768,830
             ------------------------------------------------------
             Temporary book/tax differences               (517,287)
             ------------------------------------------------------
             Shares of beneficial interest           1,760,143,849
             ------------------------------------------------------
             Total net assets                       $2,058,434,857
             ------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund utilized $203,269,965 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of August 31, 2004.
NOTE 8--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $2,459,569,101 and $3,039,100,526, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $217,859,262
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (70,090,432)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $147,768,830
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,912,368,985.
NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of re-domestication expenses and directed brokerage transactions, on August 31, 2004, undistributed net investment income (loss) was increased by $133,860, undistributed net realized gain (loss) was decreased by $9,950,534 and shares of beneficial interest increased by $9,816,674. This reclassification had no effect on the net assets of the Fund.
NOTE 10--SHARE INFORMATION
The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING/(A)/
-------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED              THREE MONTHS ENDED                YEAR ENDED
                                               AUGUST 31, 2004             AUGUST 31, 2003                MAY 31, 2003
                                         --------------------------  --------------------------  -----------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
 Class A                                     846,231  $   9,220,035       55,314  $     586,906       811,049  $     7,869,888
-------------------------------------------------------------------------------------------------------------------------------
 Class B                                     172,795      1,916,951        8,424         89,024       109,624        1,058,736
-------------------------------------------------------------------------------------------------------------------------------
 Class C                                     347,480      3,824,650      310,777      3,290,246       977,548        9,600,440
-------------------------------------------------------------------------------------------------------------------------------
 Class K                                     317,107      3,489,187      246,903      2,602,092       900,319        8,695,901
-------------------------------------------------------------------------------------------------------------------------------
 Investor Class                            8,134,344     91,171,779   14,299,729    153,015,949   134,487,016    1,296,519,272
-------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
 Class A                                      23,566        259,409          516          5,603         5,018           49,151
-------------------------------------------------------------------------------------------------------------------------------
 Class B                                       3,324         36,128           --             --           557            5,441
-------------------------------------------------------------------------------------------------------------------------------
 Class C                                      24,516        268,687           87            944            --               --
-------------------------------------------------------------------------------------------------------------------------------
 Class K                                      55,112        597,963           --             --         2,620           25,622
-------------------------------------------------------------------------------------------------------------------------------
 Investor Class                            6,779,303     75,325,167      469,968      5,146,153     2,317,437       22,900,224
-------------------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
 to Class A shares:/(b)/
 Class A                                      10,734        120,595           --             --            --               --
-------------------------------------------------------------------------------------------------------------------------------
 Class B                                     (10,877)      (120,595)          --             --            --               --
-------------------------------------------------------------------------------------------------------------------------------
Reacquired:
 Class A                                    (483,474)    (5,301,122)    (148,933)    (1,593,049)     (390,387)      (3,731,262)
-------------------------------------------------------------------------------------------------------------------------------
 Class B                                    (163,693)    (1,760,602)      (2,484)       (26,413)       (9,405)         (89,621)
-------------------------------------------------------------------------------------------------------------------------------
 Class C                                    (591,818)    (6,508,881)    (210,499)    (2,234,091)     (962,681)      (9,306,189)
-------------------------------------------------------------------------------------------------------------------------------
 Class K                                  (2,542,717)   (27,397,086)     (78,856)      (832,301)   (1,199,935)     (10,996,919)
-------------------------------------------------------------------------------------------------------------------------------
 Investor Class                          (61,121,306)  (685,355,566) (22,839,113)  (244,587,167) (169,909,141)  (1,642,243,200)
-------------------------------------------------------------------------------------------------------------------------------
                                         (48,199,373) $(540,213,301)  (7,888,167) $ (84,536,104)  (32,860,361) $  (319,642,516)
-------------------------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11.50% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Prior to the year ended August 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.
NOTE 11--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   CLASS A
                                         ------------------------------------------------------------
                                                                                      APRIL 1, 2002
                                                           THREE MONTHS                (DATE SALES
                                           YEAR ENDED         ENDED        YEAR ENDED  COMMENCED)
                                           AUGUST 31,       AUGUST 31,      MAY 31,    TO MAY 31,
                                              2004             2003           2003        2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.86             $10.35         $11.56      $12.34
-----------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.02/(a)/          0.00           0.15        0.01
-----------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  0.25               0.53          (1.21)      (0.71)
-----------------------------------------------------------------------------------------------------
   Total from investment operations          0.27               0.53          (1.06)      (0.70)
-----------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income       (0.02)             (0.02)         (0.15)      (0.08)
-----------------------------------------------------------------------------------------------------
 Distributions from net realized gains      (0.31)                --             --          --
-----------------------------------------------------------------------------------------------------
   Total distributions                      (0.33)             (0.02)         (0.15)      (0.08)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.80             $10.86         $10.35      $11.56
-----------------------------------------------------------------------------------------------------
Total return/(b)/                            2.48%              5.09%         (9.09)%     (5.67)%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $8,159             $3,893         $4,674      $  297
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      1.25%/(c)(d)/      1.26%/(e)/     1.23%       0.99%/(e)/
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                          0.18%/(c)/         0.64%/(e)/     0.92%       1.41%/(e)/
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                  104%                14%            36%         25%
-----------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
/(c)/Ratios are based on average daily net assets of $8,866,420.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.26%,
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                    CLASS B
                                         --------------------------------------------------------------
                                                                                        APRIL 1, 2001
                                                         THREE MONTHS                    (DATE SALES
                                          YEAR ENDED        ENDED          YEAR ENDED    COMMENCED)
                                          AUGUST 31,      AUGUST 31,        MAY 31,      TO MAY 31,
                                             2004            2003             2003          2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.76           $10.27         $ 11.54         $12.34
-------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               (0.06)/(a)/       0.00           0.00 /(a)/      0.01
-------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  0.25             0.49           (1.17)         (0.73)
-------------------------------------------------------------------------------------------------------
   Total from investment operations          0.19             0.49           (1.17)         (0.72)
-------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          --               --           (0.10)         (0.08)
-------------------------------------------------------------------------------------------------------
 Distributions from net realized gains      (0.31)              --              --             --
-------------------------------------------------------------------------------------------------------
   Total distributions                      (0.31)              --           (0.10)         (0.08)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.64           $10.76         $ 10.27         $11.54
-------------------------------------------------------------------------------------------------------
Total return/(b)/                            1.71%            4.77%         (10.11)%        (5.83)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $1,390           $1,390         $ 1,264         $  258
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and expense
   reimbursements                            1.98%/(c)/       2.16%/(d)/      2.16%          1.62%/(d)/
-------------------------------------------------------------------------------------------------------
 Without fee waivers and expense
   reimbursements                            2.41%/(c)/       2.35%/(d)/      2.57%          1.62%/(d)/
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                      (0.55)%/(c)/     (0.19)%/(d)/    (0.05)%         0.84%/(d)/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                  104%              14%             36%            25%
-------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
/(c)/Ratios are based on average daily net assets of $1,774,393.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                              CLASS C
                                         ----------------------------------------------------------------------------------
                                                            THREE MONTHS                                  FEBRUARY 15, 2000
                                           YEAR ENDED          ENDED             YEAR ENDED MAY 31,          (DATE SALES
                                           AUGUST 31,        AUGUST 31,     ---------------------------      COMMENCED)
                                              2004              2003          2003      2002      2001       TO MAY 31,
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.85            $ 10.34        $ 11.51   $ 13.77   $ 15.32        $14.55
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               (0.08)/(a)/         0.00          (0.01)     0.05      0.18          0.12
---------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  0.25               0.51          (1.16)    (1.86)    (0.38)         0.84
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations          0.17               0.51          (1.17)    (1.81)    (0.20)         0.96
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          --              (0.00)            --     (0.45)    (1.35)        (0.19)
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains      (0.31)                --             --        --        --            --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                      (0.31)                --             --     (0.45)    (1.35)        (0.19)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.71            $ 10.85        $ 10.34   $ 11.51   $ 13.77        $15.32
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                            1.50%              4.94%        (10.17)%  (13.17)%   (1.22)%        6.66%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $7,952            $10,435        $ 8,912   $ 9,747   $10,404        $1,388
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      2.13%/(c)(d)/      2.12%/(e)/     2.20%     1.90%     1.73%         1.67%/(e)/
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                      (0.70)%/(c)/       (0.15)%/(e)/   (0.12)%    0.40%     0.75%         0.94%/(e)/
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                  104%                14%            36%       25%       36%           50%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales changes.
/(c)/Ratios are based on average daily net assets of $9,480,511.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.14%.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                            CLASS K
                                         -----------------------------------------------------------------------------
                                                            THREE MONTHS                            DECEMBER 14, 2000
                                           YEAR ENDED          ENDED          YEAR ENDED MAY 31,       (DATE SALES
                                           AUGUST 31,        AUGUST 31,     ---------------------      COMMENCED)
                                              2004              2003            2003        2002       TO MAY 31,
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.75            $ 10.25        $ 11.41       $ 13.84        $14.38
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               (0.07)/(a)/         0.00/(a)/      0.01/(a)/     0.20         (0.05)
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  0.28               0.50          (1.16)        (1.98)        (0.48)
----------------------------------------------------------------------------------------------------------------------
   Total from investment operations          0.21               0.50          (1.15)        (1.78)        (0.53)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          --                 --          (0.01)        (0.65)        (0.01)
----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains      (0.31)                --             --            --            --
----------------------------------------------------------------------------------------------------------------------
   Total distributions                      (0.31)                --          (0.01)        (0.65)        (0.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.65            $ 10.75        $ 10.25       $ 11.41        $13.84
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                            1.90%              4.88%        (10.07)%      (12.91)%       (3.68)%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $2,003            $25,351        $22,450       $28,372        $    1
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      2.11%/(c)(d)/      2.11%/(e)/     1.98%/(d)/    1.18%         3.00%/(e)/
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                      (0.68)%/(c)/       (0.14)%/(e)/    0.08%         1.08%        (0.71)%/(e)/
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                  104%                14%            36%           25%           36%
----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $15,721,533.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.34%. and 2.63% for the years ended August 31, 2004 and May 31,2003, respectively.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                              INVESTOR CLASS
                                         ----------------------------------------------------------------------------------------
                                                               THREE MONTHS
                                             YEAR ENDED           ENDED                        YEAR ENDED MAY 31,
                                             AUGUST 31,         AUGUST 31,     -------------------------------------------------
                                                2004               2003            2003         2002         2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    10.95           $    10.43       $    11.60   $    13.91   $    15.45   $    15.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                 0.06 /(a)/            0.02             0.10         0.16         0.22         0.24
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    0.25                 0.52            (1.17)       (1.88)       (0.31)        1.05
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations            0.31                 0.54            (1.07)       (1.72)       (0.09)        1.29
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income         (0.05)               (0.02)           (0.10)       (0.59)       (1.45)       (1.69)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains        (0.31)                  --               --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                        (0.36)               (0.02)           (0.10)       (0.59)       (1.45)       (1.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    10.90           $    10.95       $    10.43   $    11.60   $    13.91   $    15.45
---------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                              2.83%                5.22%           (9.18)%     (12.42)%      (0.45)%       8.46%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted) $2,038,931           $2,554,020       $2,518,441   $3,184,866   $4,120,025   $4,405,739
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets        0.89%/(c)(d)/        1.05%/(e)/       1.08%        1.02%        0.96%        0.93%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                            0.54%/(c)/           0.91%/(e)/       0.99%        1.27%        1.47%        1.52%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                    104%                  14%              36%          25%          36%          50%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,380,820,638.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.03%.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.
NOTE 12--LEGAL PROCEEDINGS
Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.
  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.
  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  Settled Enforcement Actions and Investigations Related to Market Timing
  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.
  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.
  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.
  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.
  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.
  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.
  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.
  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.
  At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees
and Shareholders of INVESCO Core Equity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Core Equity Fund now, known as AIM Core Stock Fund (one of the funds constituting AIM Combination Stock & Bond Funds, formerly known as INVESCO Combination Stock & Bond Funds, Inc.; hereafter referred to as the "Fund") at August 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PRICEWATERHOUSECOOPERS LLP
October 22, 2004
Houston, Texas
PROXY RESULTS (UNAUDITED)
A Special Meeting of Shareholders of INVESCO Core Equity Fund ("Fund"), a portfolio of AIM Combination Stock & Bond Funds ("Trust"), (formerly AIM Combination Stock & Bond Funds, Inc. and INVESCO Combination Stock & Bond Funds, Inc.), ("Company"), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003 and November 4, 2003. The meeting was held for the following purposes:
(1) To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.
(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.
(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
(4) To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.
The results of the voting on the above matters were as follows:

                                                               WITHHOLDING
          DIRECTORS/MATTER                          VOTES FOR   AUTHORITY
     ---------------------------------------------------------------------
     (1)* Bob R. Baker............................ 166,072,606  8,345,394
          Frank S. Bayley......................... 166,164,364  8,253,636
          James T. Bunch.......................... 166,212,186  8,205,814
          Bruce L. Crockett....................... 166,235,538  8,182,462
          Albert R. Dowden........................ 166,136,728  8,281,272
          Edward K. Dunn, Jr...................... 166,130,617  8,287,383
          Jack M. Fields.......................... 166,157,786  8,260,214
          Carl Frischling......................... 166,013,925  8,404,075
          Robert H. Graham........................ 166,017,725  8,400,275
          Gerald J. Lewis......................... 165,893,700  8,524,300
          Prema Mathai-Davis...................... 166,063,905  8,354,095
          Lewis F. Pennock........................ 166,165,464  8,252,536
          Ruth H. Quigley......................... 165,898,170  8,519,830
          Louis S. Sklar.......................... 166,094,101  8,323,899
          Larry Soll, Ph.D........................ 166,202,999  8,215,001
          Mark H. Williamson...................... 165,982,958  8,435,042

                                                            VOTES    WITHHELD/
     MATTER                                    VOTES FOR   AGAINST  ABSTENTIONS
--------------------------------------------------------------------------------
(2)  Approval of a new Investment Advisory
     Agreement with A I M Advisors, Inc...... 127,789,148 7,143,861  4,563,891
(3)  Approval of a new Sub-Advisory
     Agreement between A I M Advisors, Inc.
     and INVESCO Institutional (N.A.), Inc .. 127,367,442 7,437,448  4,692,010
(4)* To approve an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 148,629,307 7,983,718 17,804,975**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

                                                            VOTES    WITHHELD/
     MATTER                                    VOTES FOR   AGAINST  ABSTENTIONS
--------------------------------------------------------------------------------
(4)* To approve an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 156,957,964 8,515,900 19,869,530**

 * Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
** Includes Broker Non-Votes
The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

                                                            VOTES    WITHHELD/
     MATTER                                    VOTES FOR   AGAINST  ABSTENTIONS
--------------------------------------------------------------------------------
(4)* Approval of an Agreement and Plan of
     Reorganization which provides for the
     redomestication of Company as a
     Delaware statutory trust and, in
     connection therewith, the sale of all
     of Company's assets and the dissolution
     of Company as a Maryland corporation.... 160,392,815 8,623,357 20,168,480**

 * Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
** Includes Broker Non-Votes
OTHER INFORMATION
TRUSTEES AND OFFICERS
As of May 31, 2004
The address of each trustee and officer of AIM Combination Stock & Bond Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                           TRUSTEE AND/      PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST                   OR OFFICER SINCE  DURING PAST 5 YEARS                   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
  Interested Persons
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946                     2003              Director and Chairman, A I M          None
  Trustee and President                                             Management Group Inc. (financial
                                                                    services holding company); and
                                                                    Director and Vice Chairman, AMVESCAP
                                                                    PLC and Chairman, AMVESCAP
                                                                    PLC -- AIM Division (parent of AIM
                                                                    and a global investment management
                                                                    firm)
                                                                    Formerly: President and Chief
                                                                    Executive Officer, A I M Management
                                                                    Group Inc.; Director, Chairman and
                                                                    President, A I M Advisors, Inc.
                                                                    (registered investment advisor);
                                                                    Director and Chairman, A I M Capital
                                                                    Management, Inc. (registered
                                                                    investment advisor), A I M
                                                                    Distributors, Inc. (registered
                                                                    broker dealer), AIM Investment
                                                                    Services, Inc., (registered transfer
                                                                    agent), and Fund Management Company
                                                                    (registered broker dealer); and
                                                                    Chief Executive Officer, AMVESCAP
                                                                    PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951                   1998              Director, President and Chief         None
  Trustee and Executive Vice President                              Executive Officer, A I M Management
                                                                    Group Inc. (financial services
                                                                    holding company); Director, Chairman
                                                                    and President, A I M Advisors, Inc.
                                                                    (registered investment advisor);
                                                                    Director, A I M Capital Management,
                                                                    Inc. (registered investment advisor)
                                                                    and A I M Distributors, Inc.
                                                                    (registered broker dealer); Director
                                                                    and Chairman, AIM Investment
                                                                    Services, Inc. (registered transfer
                                                                    agent), Fund Management Company
                                                                    (registered broker dealer) and
                                                                    INVESCO Distributors Inc.
                                                                    (registered broker dealer); and
                                                                    Chief Executive Officer, AMVESCAP
                                                                    PLC -- AIM Division (parent of AIM
                                                                    and a global investment management
                                                                    firm)
                                                                    Formerly: Director, Chairman,
                                                                    President and Chief Executive
                                                                    Officer, INVESCO Funds Group, Inc.;
                                                                    President and Chief Executive
                                                                    Officer, INVESCO Distributors, Inc.;
                                                                    Chief Executive Officer, AMVESCAP
                                                                    PLC -- Managed Products; Chairman
                                                                    and Chief Executive Officer of
                                                                    NationsBanc Advisors, Inc.; and
                                                                    Chairman of NationsBanc Investments,
                                                                    Inc.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                            1983              Retired                               None
  Trustee                                                           Formerly: President and Chief
                                                                    Executive Officer, AMC Cancer
                                                                    Research Center; and Chairman and
                                                                    Chief Executive Officer, First
                                                                    Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                         2003              Retired                               Badgley Funds, Inc.
  Trustee                                                           Formerly: Partner, law firm of Baker  (registered
                                                                    & McKenzie                            investment
                                                                                                          company)
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                          2000              Co-President and Founder, Green,      None
  Trustee                                                           Manning & Bunch Ltd., (investment
                                                                    banking firm); and Director, Policy
                                                                    Studies, Inc. and Van Gilder
                                                                    Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944                    2003              Chairman, Crockett Technology         ACE Limited
  Trustee and Chair                                                 Associates (technology consulting     (insurance
                                                                    company)                              company); and
                                                                                                          Captaris, Inc.
                                                                                                          (unified messaging
                                                                                                          provider)
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941 Trustee                2003              Director of a number of public and    Cortland Trust, Inc.
                                                                    private business corporations,        (Chairman)
                                                                    including the Boss Group Ltd.         (registered
                                                                    (private investment and management)   investment
                                                                    and Magellan Insurance Company        company); Annuity
                                                                    Formerly: Director, President and     and Life Re
                                                                    Chief Executive Officer, Volvo Group  (Holdings), Ltd.
                                                                    North America, Inc.; Senior Vice      (insurance
                                                                    President, AB Volvo; and director of  company)
                                                                    various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935                     2003              Retired                               None
  Trustee                                                           Formerly: Chairman, Mercantile
                                                                    Mortgage Corp.; President and Chief
                                                                    Operating Officer, Mercantile-Safe
                                                                    Deposit & Trust Co.; and President,
                                                                    Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                          2003              Chief Executive Officer, Twenty       Administaff, and
  Trustee                                                           First Century Group, Inc.             Discovery Global
                                                                    (government affairs company) and      Education Fund
                                                                    Texana Timber LP (sustainable         (non-profit)
                                                                    forestry company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937                         2003              Partner, law firm of Kramer Levin     Cortland Trust, Inc.
  Trustee                                                           Naftalis and Frankel LLP              (registered
                                                                                                          investment
                                                                                                          company)
------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933                         2000              Chairman, Lawsuit Resolution          General Chemical
  Trustee                                                           Services (California)                 Group, Inc.
                                                                    Formerly: Associate Justice of the
                                                                    California Court of Appeals
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950                      2003              Formerly: Chief Executive Officer,    None
  Trustee                                                           YWCA of the USA
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crocket was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.
As of May 31, 2004
The address of each trustee and officer of AIM Combination Stock & Bond Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE            TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942           2003             Partner, law firm of Pennock & Cooper    None
  Trustee
--------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935            2003             Retired                                  None
  Trustee
--------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939             2003             Executive Vice President, Development    None
  Trustee                                             and Operations Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
--------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                 1997             Retired                                  None
  Trustee
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Other Officers
--------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956            2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                    Secretary and General Counsel, A I M
  and                                                 Management Group Inc. (financial
  Chief Legal Officer                                 services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors,
                                                      Inc. and AIM Investment Services, Inc.;
                                                      and Director, Vice President and
                                                      General Counsel, Fund Management Company
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley/4 /-- 1959        2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and                           Group Inc. (financial services holding
  Chief Compliance Officer                            company) and A I M Advisors, Inc.; and
                                                      Vice President, A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948            2003             Managing Director, Chief Fixed Income    N/A
  Vice President                                      Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc., and
                                                      Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955             2003             Managing Director and Director of Money  N/A
  Vice President                                      Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and
                                                      Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Melville B. Cox/5 /-- 1943         2003             Vice President and Chief Compliance      N/A
  Vice President                                      Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, AIM Investment Services, Inc.
--------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961          2004             Vice President and Fund Treasurer, A I   N/A
  Vice President and Treasurer                        M Advisors, Inc.
                                                      Formerly, Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, AIM Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960          2003             Director of Cash Management, Managing    N/A
  Vice President                                      Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc.; Director and President, Fund
                                                      Management Company; and Vice President,
                                                      A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940            2003             Director and Executive Vice President,   N/A
  Vice President                                      A I M Management Group, Inc., Director
                                                      and Senior Vice President, A I M
                                                      Advisors, Inc., and Director, Chairman,
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------

/4/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
/5/ Mr. Cox resigned from the Trust effective September 17, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR/*/     DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc       A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza         11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                 Suite 100                     Suite 2900
                               Houston, TX 77046-1173    Houston, TX 77046-1173        Houston, TX 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE DIRECTORS  TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  Kramer, Levin, Naftalis & AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Frankel LLP               P.O. Box 4739                 Company
1735 Market Street, 51st Floor 919 Third Avenue          Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    New York, NY 10022-3852                                 Boston, MA 02110-2801

SUB-ADVISOR
INVESCO Institutional (N.A.), Inc.
National Asset Management Division
The Aegon Center
400 West Market Street
Suite 2500
Louisville, KY 40202-3349

*On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.
REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended August 31, 2004, 100.00% is eligible for the dividends received deduction for corporations. For its tax year ended August 31, 2004, the Fund designated 100.00%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year-end tax statement.
The Fund designated long-term capital gain distributions of $80,024,762 for the Funds tax year ended August 31, 2004.
                                DOMESTIC EQUITY
AIM Aggressive Growth Fund
AIM Balanced Fund
AIM Basic Balanced Fund*
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Stock Fund/1/
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund/1/
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/
AIM Mid Cap Growth Fund
AIM Mid Cap Stock Fund/1/
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM S&P 500 Index Fund/1/
AIM Select Equity Fund
AIM Small Cap Equity Fund/3/
AIM Small Cap Growth Fund/4/
AIM Small Company Growth Fund/1/
AIM Total Return Fund*/1/
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund
AIM Weingarten Fund
*  Domestic equity and income fund
                          INTERNATIONAL/GLOBAL EQUITY
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund
AIM Global Equity Fund/6/
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund/1/
AIM International Emerging Growth Fund/7/
AIM International Growth Fund
AIM Trimark Fund
                                 SECTOR EQUITY
AIM Advantage Health Sciences Fund/1/
AIM Energy Fund/1/
AIM Financial Services Fund/1/
AIM Global Health Care Fund
AIM Gold & Precious Metals Fund/1/
AIM Health Sciences Fund/1/
AIM Leisure Fund/1/
AIM Multi-Sector Fund/1/
AIM Real Estate Fund
AIM Technology Fund/1/
AIM Utilities Fund/1/
                                 FIXED INCOME
TAXABLE
AIM Floating Rate Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund
AIM Money Market Fund
AIM Short Term Bond Fund
AIM Total Return Bond Fund
Premier U.S. Government Money Portfolio/1/
TAX-FREE
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Cash Fund
AIM Tax-Free Intermediate Fund
                           AIM ALLOCATION SOLUTIONS
AIM Aggressive Allocation Fund
AIM Conservative Allocation Fund
AIM Moderate Allocation Fund
/1/ The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S.
     Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund.
/2/ As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.
/3/ AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap
     Equity Fund, please contact your financial advisor.
/4/ AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth
     Fund, please contact your financial advisor.
/5/  AIM European Small Company Fund will close to new investors when net assets reach $500 million.
/6/  Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global
    Equity Fund.
/7/  AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.
   If used after December 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.
A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of
June 30, 2004.
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.
 AIMINVESTMENTS.COM              I-CSTO-AR-1         A I M DISTRIBUTORS, INC.
                         [YOUR GOALS. OUR SOLUTIONS.]
                           - REGISTERED TRADEMARK -

      MUTUAL     RETIREMENT     ANNUITIES     COLLEGE    SEPARATELY    OFFSHORE   ALTERNATIVE     CASH
      FUNDS       PRODUCTS                    SAVINGS     MANAGED      PRODUCTS   INVESTMENTS   MANAGEMENT
                                               PLANS      ACCOUNTS

                            [AIM INVESTMENTS LOGO]
                           - REGISTERED TRADEMARK -

                                                                   Appendix VIII

                 PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
                 OF AIM EMERGING GROWTH FUND AND AIM LIBRA FUND
                        INTO AIM AGGRESSIVE GROWTH FUND
                                OCTOBER 31, 2004
                                  (Unaudited)

                SHARES                                                                           MARKET VALUE
-------------------------------------                                            -----------------------------------------------
                              AIM                                                                                        AIM
                           AGGRESSIVE                                                                                AGGRESSIVE
   AIM              AIM      GROWTH                                                  AIM                    AIM        GROWTH
EMERGING   AIM  AGGRESSIVE    FUND                                                EMERGING      AIM     AGGRESSIVE      FUND
 GROWTH   LIBRA   GROWTH    PRO FORMA                                              GROWTH      LIBRA      GROWTH      PRO FORMA
  FUND    FUND     FUND     COMBINING                                               FUND       FUND        FUND       COMBINING
-------- ------ ---------- ----------                                            ---------- ---------- ------------ ------------
                                      COMMON STOCKS- 95.72%
                                      ADVERTISING- 1.78%

      --     --    350,000    350,000 Lamar Advertising Co.- Class A      (a)(b) $       -- $       -- $ 14,497,000 $ 14,497,000
      --     --    300,000    300,000 Omnicom Group Inc.                                 --         --   23,670,000   23,670,000
                                                                                 ---------- ---------- ------------ ------------
                                                                                         --         --   38,167,000   38,167,000
                                                                                 ========== ========== ============ ============

                                      AEROSPACE & DEFENSE- 0.03%
      -- 16,500         --     16,500 DRS Technologies, Inc.              (a)            --    597,630           --      597,630

                                      AIRLINES- 0.76%
  30,000     --         --     30,000 JetBlue Airways Corp.               (a)       661,500         --           --      661,500
      --     --  1,000,000  1,000,000 Southwest Airlines Co.                                        --   15,770,000   15,770,000
                                                                                 ---------- ---------- ------------ ------------
                                                                                    661,500         --   15,770,000   16,431,500
                                                                                 ========== ========== ============ ============

                                      APPAREL RETAIL- 3.91%
  35,000     --    475,000    510,000 Aeropostale, Inc.                   (a)(c)  1,104,250         --   14,986,250   16,090,500
  37,500     --    500,000    537,500 AnnTaylor Stores Corp.              (a)       842,250         --   11,230,000   12,072,250
  35,000     --    500,000    535,000 Foot Locker, Inc.                             854,000         --   12,200,000   13,054,000
      -- 35,700         --     35,700 Guess?, Inc.                        (a)            --    596,190           --      596,190
  38,900     --    490,800    529,700 Men's Wearhouse, Inc. (The)         (a)(b)  1,209,012         --   15,254,064   16,463,076
                                                                          (a)(b)
  70,000     --  1,000,000  1,070,000 Pacific Sunwear of California, Inc. (c)     1,640,800         --   23,440,000   25,080,800
      -- 18,300         --     18,300 Urban Outfitters, Inc.              (a)            --    750,300           --      750,300
                                                                                 ---------- ---------- ------------ ------------
                                                                                  5,650,312  1,346,490   77,110,314   84,107,116
                                                                                 ========== ========== ============ ============

                                      APPAREL, ACCESSORIES & LUXURY GOODS-
                                      0.03%
      -- 20,500         --     20,500 Fossil, Inc.                        (a)            --    610,080           --      610,080

                                      APPLICATION SOFTWARE- 4.17%
  25,000     --         --     25,000 Altiris, Inc.                       (a)       679,875         --           --      679,875
  45,000     --    625,000    670,000 Amdocs Ltd. (United Kingdom)        (a)     1,131,750         --   15,718,750   16,850,500
  26,300     --         --     26,300 Catapult Communications Corp.       (a)       645,928         --           --      645,928
  75,000     --    750,000    825,000 Citrix Systems, Inc.                (a)(b)  1,809,750         --   18,097,500   19,907,250
      --     --    450,000    450,000 Cognos, Inc. (Canada)               (a)            --         --   17,779,500   17,779,500
  15,000     --         --     15,000 JAMDAT Mobile Inc.                  (a)(b)    439,500         --           --      439,500
  29,000     --    425,000    454,000 Mercury Interactive Corp.           (a)     1,259,470         --   18,457,750   19,717,220
      -- 31,500         --     31,500 RSA Security Inc.                   (a)            --    644,490           --      644,490
  42,900     --         --     42,900 Sonic Solutions                     (a)(b)    851,565         --           --      851,565
  49,000     --    700,000    749,000 Synopsys, Inc.                      (a)       795,760         --   11,368,000   12,163,760
                                                                                 ---------- ---------- ------------ ------------
                                                                                  7,613,598    644,490   81,421,500   89,679,588
                                                                                 ========== ========== ============ ============

                                      ASSET MANAGEMENT & CUSTODY BANKS-
                                      5.38%
      --     --    300,000    300,000 Affiliated Managers Group, Inc.     (a)(b)         --         --   16,752,000   16,752,000
  75,000     --  1,100,000  1,175,000 Investors Financial Services Corp.  (b)     2,886,750         --   42,339,000   45,225,750
  22,500     --    450,000    472,500 Legg Mason, Inc.                    (b)     1,433,475         --   28,669,500   30,102,975
  25,000     --    400,000    425,000 T. Rowe Price Group Inc.                    1,394,250         --   22,308,000   23,702,250
                                                                                 ---------- ---------- ------------ ------------
                                                                                  5,714,475         --  110,068,500  115,782,975
                                                                                 ========== ========== ============ ============

                                      BIOTECHNOLOGY- 3.00%
      -- 21,000         --     21,000 Affymetrix, Inc.                    (a)            --    640,500           --      640,500
  65,000     --    675,000    740,000 Amylin Pharmaceuticals, Inc.        (a)(b)  1,384,500         --   14,377,500   15,762,000
      -- 21,400         --     21,400 Celgene Corp.                       (a)            --    633,868           --      633,868
  30,000     --         --     30,000 Corgentech Inc.                     (a)(b)    572,100         --           --      572,100
  46,500     --         --     46,500 Digene Corp.                        (a)(b)  1,169,475         --           --    1,169,475
  17,500     --    235,000    252,500 Eyetech Pharmaceuticals Inc.        (a)       742,700         --   9,973,400    10,716,100
      -- 15,600         --     15,600 Gen- Probe Inc.                     (a)            --    546,624           --      546,624
      -- 16,800         --     16,800 Gilead Sciences, Inc.               (a)            --    581,784           --      581,784
  21,000     --    300,000    321,000 Invitrogen Corp.                    (a)     1,215,900         --   17,370,000   18,585,900
  14,000     --    200,000    214,000 OSI Pharmaceuticals, Inc.           (a)(b)    909,720         --   12,996,000   13,905,720
  45,000     --         --     45,000 QLT Inc. (Canada)                   (a)(b)    749,250         --           --      749,250
      -- 17,900         --     17,900 United Therapeutics Corp.           (a)            --    559,554           --      559,554
                                                                                 ---------- ---------- ------------ ------------
                                                                                  6,743,645  2,962,330   54,716,900   64,422,875
                                                                                 ========== ========== ============ ============

                                      BROADCASTING & CABLE TV- 2.06%

  70,000     --  1,000,000  1,070,000 Radio One, Inc.- Class D            (a)(b)  1,028,300         --   14,690,000   15,718,300
  75,000     --    850,000    925,000 Univision Communications Inc.-
                                      Class A                             (a)(b)  2,322,000         --   26,316,000   28,638,000
                                                                                 ---------- ---------- ------------ ------------
                                                                                  3,350,300         --   41,006,000   44,356,300
                                                                                 ========== ========== ============ ============

                                      BUILDING PRODUCTS- 1.21%
  35,000     --    678,000    713,000 American Standard Cos. Inc.         (a)     1,279,950         --   24,794,460   26,074,410

                                      CASINOS & GAMING- 0.03%
      -- 15,700         --     15,700 Penn National Gaming, Inc.          (a)            --    652,021           --      652,021

                SHARES                                                                                 MARKET VALUE
-------------------------------------                                                -----------------------------------------------
                               AIM                                                                                          AIM
                           AGGRESSIVE                                                                                    AGGRESSIVE
   AIM             AIM       GROWTH                                                      AIM                    AIM        GROWTH
EMERGING  AIM   AGGRESSIVE    FUND                                                    EMERGING      AIM     AGGRESSIVE      FUND
 GROWTH   LIBRA   GROWTH    PRO FORMA                                                  GROWTH      LIBRA      GROWTH      PRO FORMA
  FUND    FUND     FUND     COMBINING                                                   FUND       FUND        FUND       COMBINING
-------- ------ ---------- ----------                                                ---------- ---------- ------------ ------------
                                      COMMUNICATIONS EQUIPMENT- 6.34%
 16,800      --    239,400    256,200 ADTRAN, Inc.                                   $  362,880 $       -- $  5,171,040 $  5,533,920
 65,000      --    925,000    990,000 Andrew Corp.                            (a)       908,700         --   12,931,500   13,840,200
 90,000      --  1,250,000  1,340,000 Avaya Inc.                              (a)(b)  1,296,000         --   18,000,000   19,296,000
     --      --    350,000    350,000 Avocent Corp.                           (a)            --         --   12,460,000   12,460,000
 85,000      --  1,500,000  1,585,000 Comverse Technology, Inc.               (a)(b)  1,754,400         --   30,960,000   32,714,400
     --  20,000         --     20,000 F5 Networks, Inc.                       (a)            --    799,000           --      799,000
     --      --    528,600    528,600 Plantronics, Inc.                                      --         --   22,994,100   22,994,100
 35,000      --    500,000    535,000 Polycom, Inc.                           (a)       722,750         --   10,325,000   11,047,750
 48,300  37,200    682,500    768,000 Tekelec                                 (a)(b)  1,078,056    830,304   15,233,400   17,141,760
     --  67,700         --     67,700 Tellabs, Inc.                           (a)            --    541,600           --      541,600
                                                                                     ---------- ---------- ------------ ------------
                                                                                      6,122,786  2,170,904  128,075,040  136,368,730
                                                                                     ========== ========== ============ ============

                                      COMPUTER & ELECTRONICS RETAIL- 0.92%
     --      --    325,000    325,000 Best Buy Co., Inc.                                     --         --   19,246,500   19,246,500
     --  18,000         --     18,000 Electronics Boutique Holdings Corp.     (a)            --    614,520           --      614,520
                                                                                     ---------- ---------- ------------ ------------
                                                                                             --    614,520   19,246,500   19,861,020
                                                                                     ========== ========== ============ ============

                                      COMPUTER HARDWARE- 0.03%
     --  19,600         --     19,600 PalmOne, Inc.                           (a)            --    567,812           --      567,812

                                      COMPUTER STORAGE & PERIPHERALS- 0.05%
 50,000      --         --     50,000 Applied Films Corp.                     (a)     1,159,500         --           --    1,159,500

                                      CONSTRUCTION & FARM MACHINERY &
                                      HEAVY TRUCKS- 0.71%
     --  25,900         --     25,900 AGCO Corp.                              (a)            --    502,978           --      502,978
 30,700      --         --     30,700 Bucyrus International, Inc.-Class A     (b)       921,000         --           --      921,000
     --  31,800         --     31,800 CNH Global N.V. (Netherlands)                          --    542,190           --      542,190
     --   8,400         --      8,400 Cummins Inc.                                           --    588,672           --      588,672
     --      --    375,000    375,000 Joy Global Inc.                                        --         --   12,671,250   12,671,250
                                                                                     ---------- ---------- ------------ ------------
                                                                                        921,000  1,633,840   12,671,250   15,226,090
                                                                                     ========== ========== ============ ============

                                      CONSUMER FINANCE- 0.05%
     --  30,100         --     30,100 AmeriCredit Corp.                       (a)            --    583,940           --      583,940
 30,000      --         --     30,000 Nelnet, Inc.-Class A                    (a)(b)    582,300         --           --      582,300
                                                                                     ---------- ---------- ------------ ------------
                                                                                        582,300    583,940           --    1,166,240
                                                                                     ========== ========== ============ ============

                                      DATA PROCESSING & OUTSOURCED
                                      SERVICES- 7.01%
 40,000      --  1,000,000  1,040,000 Alliance Data Systems Corp.             (a)(b)  1,691,200         --   42,280,000   43,971,200
 90,000      --         --     90,000 Ceridian Corp.                          (a)     1,552,500         --           --    1,552,500
 75,000      --  1,000,000  1,075,000 Fiserv, Inc.                            (a)     2,665,500         --   35,540,000   38,205,500
     --      --    750,000    750,000 Paychex, Inc.                           (b)            --         --   24,595,500   24,595,500
100,000      --  1,500,000  1,600,000 SunGard Data Systems Inc.               (a)     2,649,000         --   39,735,000   42,384,000
                                                                                     ---------- ---------- ------------ ------------
                                                                                      8,558,200         --  142,150,500  150,708,700
                                                                                     ========== ========== ============ ============

                                      DEPARTMENT STORES- 0.03%
     --  17,900         --     17,900 J.C. Penney Co., Inc.                                  --    619,161           --      619,161

                                      DISTRIBUTORS- 0.03%
 68,000      --         --     68,000 Source Interlink Cos., Inc.             (a)(b)    685,440         --           --      685,440

                                      DIVERSIFIED COMMERCIAL SERVICES- 2.78%
 55,000      --    750,000    805,000 Cintas Corp.                            (b)     2,372,700         --   32,355,000   34,727,700
     --      --    200,000    200,000 Corporate Executive Board Co. (The)     (c)            --         --   12,730,000   12,730,000
     --      --    250,000    250,000 CoStar Group Inc.                       (a)            --         --   10,092,500   10,092,500
 42,000      --         --     42,000 Jackson Hewitt Tax Service Inc.                   882,000         --           --      882,000
 30,000      --         --     30,000 Navigant Consulting, Inc.               (a)(b)    746,100         --           --      746,100
     --  41,600         --     41,600 United Rentals, Inc.                    (a)            --    642,720           --      642,720
                                                                                     ---------- ---------- ------------ ------------
                                                                                      4,000,800    642,720   55,177,500   59,821,020
                                                                                     ========== ========== ============ ============

                                      ELECTRICAL COMPONENTS &
                                      EQUIPMENT- 1.49%
 16,000      --    225,000    241,000 Cooper Industries, Ltd.-Class A
                                      (Bermuda)                                       1,022,400         --   14,377,500   15,399,900
100,000      --  1,100,000  1,200,000 EnerSys                                 (a)(b)  1,320,000         --   14,520,000   15,840,000
 67,000      --         --     67,000 Ultralife Batteries, Inc.               (a)(b)    739,680         --           --      739,680
                                                                                     ---------- ---------- ------------ ------------
                                                                                      3,082,080         --   28,897,500   31,979,580
                                                                                     ========== ========== ============ ============

                                      ELECTRONIC EQUIPMENT
                                      MANUFACTURERS- 1.92%
     --      --    750,000    750,000 Agilent Technologies, Inc.              (a)(b)         --         --   18,795,000   18,795,000
 25,000      --         --     25,000 Cogent Inc.                             (a)       478,350         --           --      478,350
 15,000      --    250,000    265,000 Littelfuse, Inc.                        (a)       489,300         --    8,155,000    8,644,300
 35,000      --         --     35,000 Photon Dynamics, Inc.                   (a)       640,500         --           --      640,500
     --  18,900    400,000    418,900 Tektronix, Inc.                                        --    573,237   12,132,000   12,705,237
                                                                                     ---------- ---------- ------------ ------------
                                                                                      1,608,150    573,237   39,082,000   41,263,387
                                                                                     ========== ========== ============ ============

                  SHARES                                                                             MARKET VALUE
----------------------------------------                                            ------------------------------------------------
                                  AIM                                                                                        AIM
                              AGGRESSIVE                                                                                 AGGRESSIVE
   AIM                AIM       GROWTH                                                  AIM                    AIM         GROWTH
EMERGING    AIM   AGGRESSIVE     FUND                                                EMERGING       AIM     AGGRESSIVE      FUND
 GROWTH    LIBRA    GROWTH     PRO FORMA                                              GROWTH       LIBRA      GROWTH      PRO FORMA
  FUND     FUND      FUND      COMBINING                                               FUND        FUND        FUND       COMBINING
--------  ------  ----------  ----------                                            ----------  ----------  ----------  ------------
                                          ELECTRONIC MANUFACTURING
                                          SERVICES- 0.03%
 175,000      --          --     175,000  Staktek Holdings Inc.             (a)     $  621,250  $       --  $       --  $    621,250

                                          EMPLOYMENT SERVICES- 2.27%
  45,000      --          --      45,000  Gevity HR, Inc.                              801,450          --          --       801,450
      --  15,600          --      15,600  Resources Connection, Inc.        (a)             --     654,888          --       654,888
 113,000  23,900   1,650,000   1,786,900  Robert Half International Inc.             2,997,890     634,067  43,774,500    47,406,457
                                                                                    ----------  ----------  ----------  ------------
                                                                                     3,799,340   1,288,955  43,774,500    48,862,795
                                                                                    ==========  ==========  ==========  ============

                                          FERTILIZERS & AGRICULTURAL
                                          CHEMICALS- 0.03%
      --  35,700          --      35,700  Mosaic Co. (The)                  (a)             --     536,928          --       536,928

                                          FOREST PRODUCTS- 0.03%
      --   9,500          --       9,500  Weyerhaeuser Co.                                  --     595,080          --       595,080

                                          GENERAL MERCHANDISE STORES-
                                          0.97%
  45,000      --     625,000     670,000  Family Dollar Stores, Inc.        (b)      1,329,750          --  18,468,750    19,798,500
  65,000      --          --      65,000  Fred's, Inc.                      (b)      1,139,450          --          --     1,139,450
                                                                                    ----------  ----------  ----------  ------------
                                                                                     2,469,200          --  18,468,750    20,937,950
                                                                                    ==========  ==========  ==========  ============

                                          HEALTH CARE EQUIPMENT- 2.98%
  12,603      --          --      12,603  Analogic Corp.                    (b)        536,195          --          --       536,195
  70,000      --          --      70,000  Conceptus Inc.                    (a)(b)     599,550          --          --       599,550
  30,000      --     385,000     415,000  Cytyc Corp.                       (a)        782,700          --  10,044,650    10,827,350
      --      --     600,000     600,000  Fisher Scientific International
                                          Inc.                              (a)(b)          --          --  34,416,000    34,416,000
  35,300      --          --      35,300  IntraLase Corp.                   (a)(b)     678,819          --          --       678,819
  51,000      --     750,000     801,000  PerkinElmer, Inc.                          1,047,540          --  15,405,000    16,452,540
  25,000      --          --      25,000  Wright Medical Group, Inc.        (a)        645,750          --          --       645,750
                                                                                    ----------  ----------  ----------  ------------
                                                                                     4,290,554          --  59,865,650    64,156,204
                                                                                    ==========  ==========  ==========  ============

                                          HEALTH CARE FACILITIES- 1.91%
      --      --     500,000     500,000  Health Management Associates,
                                          Inc.-Class A                      (b)             --          --  10,330,000    10,330,000
      --  25,600          --      25,600  Kindred Healthcare, Inc.          (a)             --     616,960          --       616,960
  25,000      --     350,000     375,000  LifePoint Hospitals, Inc.         (a)(b)     810,500          --  11,347,000    12,157,500
  45,000      --     500,000     545,000  Triad Hospitals, Inc.             (a)      1,486,350          --  16,515,000    18,001,350
                                                                                    ----------  ----------  ----------  ------------
                                                                                     2,296,850     616,960  38,192,000    41,105,810
                                                                                    ==========  ==========  ==========  ============

                                          HEALTH CARE SERVICES- 4.76%
      --      --   1,250,000   1,250,000  Caremark Rx, Inc.                 (a)             --          --  37,462,500    37,462,500
  45,000      --     600,000     645,000  DaVita, Inc.                      (a)      1,332,900          --  17,772,000    19,104,900
  40,000      --     400,000     440,000  Express Scripts, Inc.             (a)(b)   2,560,000          --  25,600,000    28,160,000
  40,000      --     450,000     490,000  Medco Health Solutions, Inc.      (a)      1,356,400          --  15,259,500    16,615,900
  40,000      --          --      40,000  Psychiatric Solutions, Inc.       (a)(b)   1,018,000          --          --     1,018,000
                                                                                    ----------  ----------  ----------  ------------
                                                                                     6,267,300          --  96,094,000   102,361,300
                                                                                    ==========  ==========  ==========  ============

                                          HEALTH CARE SUPPLIES- 0.03%
      --  11,300          --      11,300  Dade Behring Holdings Inc.        (a)             --     636,077          --       636,077

                                          HOMEBUILDING- 0.14%
      --  19,200          --      19,200  D.R. Horton, Inc.                                 --     576,000          --       576,000
      --   7,200          --       7,200  KB HOME                                           --     592,200          --       592,200
      --   8,400          --       8,400  M.D.C. Holdings, Inc.                             --     644,700          --       644,700
      --  10,300          --      10,300  Pulte Homes, Inc.                                 --     565,264          --       565,264
      --  11,200          --      11,200  Standard Pacific Corp.                            --     628,880          --       628,880
                                                                                    ----------  ----------  ----------  ------------
                                                                                            --   3,007,044          --     3,007,044
                                                                                    ==========  ==========  ==========  ============

                                          HOTELS, RESORTS & CRUISE LINES-
                                          0.93%
  12,000      --          --      12,000  Kerzner International Ltd.
                                          (Bahamas)                         (a)(b)     608,640          --          --       608,640
  75,000      --          --      75,000  Orient-Express Hotels Ltd.-Class
                                          A (Bermuda)                       (a)      1,331,250          --          --     1,331,250
  25,000      --     350,000     375,000  Royal Caribbean Cruises Ltd.
                                          (Liberia)                         (b)      1,165,000          --  16,310,000    17,475,000
      --  13,400          --      13,400  Starwood Hotels & Resorts
                                          Worldwide, Inc.                                   --     639,582          --       639,582
                                                                                    ----------  ----------  ----------  ------------
                                                                                     3,104,890     639,582  16,310,000    20,054,472
                                                                                    ==========  ==========  ==========  ============

                                          HOUSEHOLD APPLIANCES- 0.07%
 100,000      --          --     100,000  Blount International, Inc.        (a)      1,446,000          --          --     1,446,000

                                          INDUSTRIAL CONGLOMERATES- 2.11%
  40,000      --     625,000     665,000  Textron Inc.                      (c)      2,726,000          --  42,593,750    45,319,750

                                          INDUSTRIAL MACHINERY- 1.21%
      --      --     200,000     200,000  Danaher Corp.                     (b)             --          --  11,026,000    11,026,000
      --      --     221,000     221,000  Eaton Corp.                                       --          --  14,132,950    14,132,950
   6,100      --          --       6,100  Nordson Corp.                                213,622          --          --       213,622
      --  15,700          --      15,700  Reliance Steel & Aluminum Co.                     --     538,824          --       538,824
                                                                                    ----------  ----------  ----------  ------------
                                                                                       213,622     538,824  25,158,950    25,911,396
                                                                                    ==========  ==========  ==========  ============

                                          INTERNET SOFTWARE & SERVICES-
                                          0.18%
      --  18,900          --      18,900  Ask Jeeves, Inc.                  (a)             --     487,242          --       487,242
 150,000      --          --     150,000  CyberSource Corp.                 (a)(b)     981,000          --          --       981,000
 125,000      --          --     125,000  Digitas Inc.                      (a)(b)   1,125,000          --          --     1,125,000
      --  58,800          --      58,800  EarthLink, Inc.                   (a)             --     607,404          --       607,404
      --  12,900          --      12,900  InfoSpace, Inc.                   (a)             --     677,250          --       677,250
                                                                                    ----------  ----------  ----------  ------------
                                                                                     2,106,000   1,771,896          --     3,877,896
                                                                                    ==========  ==========  ==========  ============

                 SHARES                                                                              MARKET VALUE
----------------------------------------                                           ------------------------------------------------
                                  AIM                                                                                       AIM
                              AGGRESSIVE                                                                                AGGRESSIVE
   AIM                          GROWTH                                                 AIM                     AIM         GROWTH
EMERGING    AIM       AIM        FUND                                               EMERGING       AIM      AGGRESSIVE      FUND
 GROWTH    LIBRA  AGGRESSIVE   PRO FORMA                                             GROWTH       LIBRA       GROWTH     PRO FORMA
  FUND     FUND     GROWTH     COMBINING                                              FUND        FUND        FUND       COMBINING
--------  ------  ----------  ----------                                           ----------  ----------  -----------  -----------
                                          INVESTMENT BANKING & BROKERAGE-
                                          1.79%
  75,000      --   1,000,000   1,075,000  Ameritrade Holding Corp.         (a)     $  976,500  $       --  $13,020,000  $13,996,500
  30,000      --     250,000     280,000  Edwards (A.G.), Inc.             (b)      1,087,800          --    9,065,000   10,152,800
      --      --     175,000     175,000  Lehman Brothers Holdings Inc.                    --          --   14,376,250   14,376,250
                                                                                   ----------  ----------  -----------  -----------
                                                                                    2,064,300          --   36,461,250   38,525,550
                                                                                   ==========  ==========  ===========  ===========

                                          IT CONSULTING & OTHER SERVICES-
                                          1.40%
      --      --     600,000     600,000  Acxiom Corp.                                     --          --   15,000,000   15,000,000
  12,300  11,600     188,800     212,700  CACI International Inc.-Class A  (a)        749,931     707,252   11,511,136   12,968,319
      --  21,000          --      21,000  Cognizant Technology Solutions
                                          Corp.-Class A                    (a)             --     714,000           --      714,000
      --  40,100          --      40,100  Keane, Inc.                      (a)             --     633,981           --      633,981
  45,000      --          --      45,000  TNS Inc.                         (a)(b)     880,200          --           --      880,200
                                                                                   ----------  ----------  -----------  -----------
                                                                                    1,630,131   2,055,233   26,511,136   30,196,500
                                                                                   ==========  ==========  ===========  ===========

                                          LEISURE FACILITIES- 0.05%
  35,000                  --      35,000  Speedway Motorsports, Inc.       (b)      1,158,500          --           --    1,158,500

                                          LEISURE PRODUCTS- 0.66%
                     300,000     300,000  Brunswick Corp.                                  --          --   14,076,000   14,076,000

                                          MANAGED HEALTH CARE- 0.05%
      --   9,000          --       9,000  CIGNA Corp.                                      --     571,140           --      571,140
      --  31,000          --      31,000  Humana Inc.                      (a)             --     593,650           --      593,650
                                                                                           --   1,164,790           --    1,164,790

                                          MOVIES & ENTERTAINMENT- 0.92%
  50,000      --     912,200     962,200  Regal Entertainment Group-
                                          Class A                          (b)        995,500          --   18,161,902   19,157,402
      --   7,900          --       7,900  Pixar                            (a)             --     635,318           --      635,318
                                                                                      995,500     635,318   18,161,902   19,792,720

                                          OIL & GAS DRILLING- 0.60%
      --  19,000          --      19,000  ENSCO International Inc.                         --     580,450           --      580,450
  43,000      --     600,000     643,000  Patterson-UTI Energy, Inc.       (c)        826,890          --   11,538,000   12,364,890
                                                                                   ----------  ----------  -----------  -----------
                                                                                      826,890     580,450   11,538,000   12,945,340
                                                                                   ==========  ==========  ===========  ===========

                                          OIL & GAS EQUIPMENT & SERVICES-
                                          0.17%
      --  17,000          --      17,000  Cal Dive International, Inc.     (a)             --     601,970           --      601,970
      --  14,500          --      14,500  Hydril                           (a)             --     637,855           --      637,855
      --  20,100          --      20,100  Maverick Tube Corp.              (a)             --     530,037           --      530,037
      --  18,100          --      18,100  Offshore Logistics, Inc.         (a)             --     654,496           --      654,496
      --  31,200          --      31,200  Oil States International, Inc.   (a)             --     572,832           --      572,832
      --  26,800          --      26,800  Veritas DGC Inc.                 (a)             --     565,480           --      565,480
                                                                                   ----------  ----------  -----------  -----------
                                                                                           --   3,562,670           --    3,562,670
                                                                                   ==========  ==========  ===========  ===========

                                          OIL & GAS EXPLORATION &
                                          PRODUCTION- 0.03%
      --  12,700          --      12,700  Ultra Petroleum Corp. (Canada)   (a)             --     617,220           --      617,220

                                          OIL & GAS REFINING, MARKETING &
                                          TRANSPORTATION- 0.09%
      --   8,600          --       8,600  Sunoco, Inc.                                     --     639,496           --      639,496
      --  21,000          --      21,000  Tesoro Petroleum Corp.           (a)             --     635,880           --      635,880
      --  50,600          --      50,600  Williams Cos., Inc. (The)                        --     633,006           --      633,006
                                                                                   ----------  ----------  -----------  -----------
                                                                                           --   1,908,382           --    1,908,382
                                                                                   ==========  ==========  ===========  ===========

                                          PAPER PACKAGING- 0.03%
      --   9,400          --       9,400  Temple-Inland Inc.                               --     555,728           --      555,728

                                          PAPER PRODUCTS- 0.49%
  18,000      --     250,000     268,000  Bowater Inc.                                663,120          --    9,210,000    9,873,120
      --  19,700          --      19,700  MeadWestvaco Corp.                               --     621,141           --      621,141
                                                                                   ----------  ----------  -----------  -----------
                                                                                      663,120     621,141    9,210,000   10,494,261
                                                                                   ==========  ==========  ===========  ===========

                                          PHARMACEUTICALS- 4.25%
      --      --      34,100      34,100  Allergan, Inc.                                   --          --    2,440,196    2,440,196
  37,000      --     550,000     587,000  Barr Pharmaceuticals Inc.        (a)      1,393,050          --   20,707,500   22,100,550
      --  23,500          --      23,500  Connectics Corp.                 (a)             --     631,680           --      631,680
  25,300      --     354,939     380,239  Eon Labs, Inc.                   (a)        622,633          --    8,735,049    9,357,682
  72,200      --     922,200     994,400  Impax Laboratories, Inc.         (a)(b)   1,065,672          --   13,611,672   14,677,344
 200,000      --          --     200,000  InKine Pharmaceutical Co., Inc.  (a)(b)   1,090,000          --           --    1,090,000
  62,500  32,500     937,500   1,032,500  IVAX Corp.                       (a)(b)   1,131,250     588,250   16,968,750   18,688,250
  30,000  23,500     400,000     453,500  MGI Pharma, Inc.                 (a)        800,100     626,745   10,668,000   12,094,845
  30,000      --     400,000     430,000  Valeant Pharmaceuticals
                                          International                               720,000          --    9,600,000   10,320,000
                                                                                   ----------  ----------  -----------  -----------
                                                                                    6,822,705   1,846,675   82,731,167   91,400,547
                                                                                   ==========  ==========  ===========  ===========

                                          PHOTOGRAPHIC PRODUCTS- 0.03%
      --  17,900          --      17,900  Eastman Kodak Co.                                --     542,012           --      542,012

                 SHARES                                                                              MARKET VALUE
----------------------------------------                                           ------------------------------------------------
                                  AIM                                                                                       AIM
                              AGGRESSIVE                                                                                AGGRESSIVE
  AIM                  AIM      GROWTH                                                 AIM                     AIM        GROWTH
EMERGING    AIM    AGGRESSIVE    FUND                                                EMERGING      AIM     AGGRESSIVE      FUND
 GROWTH    LIBRA     GROWTH    PRO FORMA                                              GROWTH      LIBRA      GROWTH      PRO FORMA
 FUND       FUND      FUND     COMBINING                                               FUND       FUND        FUND       COMBINING
-------- --------- ---------- ----------                                           ----------- ---------- ------------ ------------
                                         PROPERTY & CASUALTY
                                         INSURANCE- 0.09%
      --    22,400         --     22,400 Midland Co. (The)                         $        -- $  618,912 $         -- $    618,912
      --    29,600         --     29,600 Ohio Casualty Corp.                (a)             --    618,048           --      618,048
      --    13,700         --     13,700 SAFECO Corp.                                       --    633,488           --      633,488
                                                                                   ----------- ---------- ------------ ------------
                                                                                            --  1,870,448           --    1,870,448
                                                                                   =========== ========== ============ ============

                                         REAL ESTATE MANAGEMENT &
                                         DEVELOPMENT- 0.96%
  50,000        --    750,000    800,000 CB Richard Ellis Group,
                                         Inc.-Class A                       (a)      1,295,000         --   19,425,000   20,720,000

                                         RESTAURANTS- 3.61%
  52,000        --    750,000    802,000 Brinker International, Inc.        (a)(b)   1,679,600         --   24,225,000   25,904,600
  40,000        --    500,000    540,000 CBRL Group, Inc.                            1,450,400         --   18,130,000   19,580,400
  48,000        --    675,000    723,000 Ruby Tuesday, Inc.                 (b)      1,185,600         --   16,672,500   17,858,100
  27,000        --    400,000    427,000 Wendy's International, Inc.                   900,990         --   13,348,000   14,248,990
                                                                                   ----------- ---------- ------------ ------------
                                                                                     5,216,590         --   72,375,500   77,592,090
                                                                                   =========== ========== ============ ============

                                         SEMICONDUCTOR EQUIPMENT- 3.09%
  40,000        --         --     40,000 FormFactor Inc.                    (a)        938,000         --           --      938,000
  28,000        --    500,000    528,000 KLA-Tencor Corp.                   (a)(b)   1,274,840         --   22,765,000   24,039,840
  70,000        --  1,000,000  1,070,000 Novellus Systems, Inc.             (a)(b)   1,813,700         --   25,910,000   27,723,700
      --    25,400         --     25,400 Tessera Technologies Inc.          (a)             --    709,422           --      709,422
  24,000        --    350,000    374,000 Varian Semiconductor
                                         Equipment Associates, Inc.         (a)        830,640         --   12,113,500   12,944,140
                                                                                   ----------- ---------- ------------ ------------
                                                                                     4,857,180    709,422   60,788,500   66,355,102
                                                                                   =========== ========== ============ ============

                                         SEMICONDUCTORS- 6.59%
  90,000        --  1,100,000  1,190,000 AMIS Holdings, Inc.                (a)      1,368,000         --   16,720,000   18,088,000
  45,000        --    625,000    670,000 Broadcom Corp.-Class A             (a)      1,217,250         --   16,906,250   18,123,500
      --    21,900         --     21,900 Cree, Inc.                         (a)             --    755,769           --      755,769
 102,000        --  1,500,000  1,602,000 Integrated Device Technology, Inc. (a)      1,205,640         --   17,730,000   18,935,640
  75,000        --         --     75,000 Integrated Silicon Solution, Inc.  (a)(b)     563,250         --                   563,250
  27,000        --    375,000    402,000 Marvell Technology Group Ltd.
                                         (Bermuda)                          (a)(c)     771,390         --   10,713,750   11,485,140
  70,000        --  1,000,000  1,070,000 Microchip Technology Inc.          (b)      2,117,500         --   30,250,000   32,367,500
  69,000        --  1,000,000  1,069,000 Micron Technology, Inc.            (a)(b)     840,420         --   12,180,000   13,020,420
 105,000        --  1,525,000  1,630,000 RF Micro Devices, Inc.             (a)(b)     683,550         --    9,927,750   10,611,300
  52,000        --    750,000    802,000 Semtech Corp.                      (a)(b)   1,085,760         --   15,660,000   16,745,760
      --    43,900         --     43,900 Silicon Image, Inc.                (a)             --    601,430           --      601,430
  45,000        --         --     45,000 Zoran Corp.                        (a)        454,050         --           --      454,050
                                                                                   ----------- ---------- ------------ ------------
                                                                                    10,306,810  1,357,199  130,087,750  141,751,759
                                                                                   =========== ========== ============ ============

                                         SPECIALTY CHEMICALS- 0.43%
      --        --    200,000    200,000 Valspar Corp. (The)                                --         --    9,332,000    9,332,000

                                         SPECIALIZED FINANCE- 0.07%
 108,000        --         --    108,000 Primus Guaranty, Ltd. (Bermuda)    (a)(b)   1,420,200         --           --    1,420,200

                                         SPECIALTY STORES- 4.17%
   4,400        --     61,000     65,400 Advance Auto Parts, Inc.           (a)        172,128         --    2,386,320    2,558,448
      --    17,000         --     17,000 Barnes & Noble, Inc.               (a)             --    565,590           --      565,590
      --    25,400         --     25,400 Borders Group, Inc.                                --    578,866           --      578,866
  42,000        --         --     42,000 Gander Mountain Co.                (a)(b)     817,110         --           --      817,110
      --    13,900         --     13,900 Guitar Center, Inc.                (a)             --    620,357           --      620,357
  53,000        --    750,000    803,000 Linens 'n Things, Inc.             (a)      1,276,240         --   18,060,000   19,336,240
      --        --  1,000,000  1,000,000 Staples, Inc.                      (b)             --         --   29,740,000   29,740,000
  40,000        --    500,000    540,000 Tiffany & Co.                               1,173,200         --   14,665,000   15,838,200
  25,000        --    500,000    525,000 Tractor Supply Co.                 (a)        907,000         --   18,140,000   19,047,000
      --    16,700         --     16,700 Williams-Sonoma, Inc.              (a)             --    637,439           --      637,439
                                                                                   ----------- ---------- ------------ ------------
                                                                                     4,345,678  2,402,252   82,991,320   89,739,250
                                                                                   =========== ========== ============ ============

                                         STEEL- 0.06%
      --    16,500         --     16,500 United States Steel Corp.                          --    605,880           --      605,880
      --    29,500         --     29,500 Worthington Industries, Inc.                       --    585,575           --      585,575
                                                                                   ----------- ---------- ------------ ------------
                                                                                            --  1,191,455           --    1,191,455
                                                                                   =========== ========== ============ ============

                                         SYSTEMS SOFTWARE- 0.04%
      --    26,600         --     26,600 Microsoft Corp.                                    --    744,534           --      744,534

                                         TECHNOLOGY DISTRIBUTORS- 1.21%
  20,000        --    400,000    420,000 CDW Corp.                                   1,240,600         --   24,812,000   26,052,600

                                         THRIFTS & MORTGAGE FINANCE- 0.71%
      --    17,400         --     17,400 IndyMac Bancorp, Inc.                              --    561,324           --      561,324
  50,000              750,000    800,000 New York Community Bancorp, Inc.   (b)        918,000              13,770,000   14,688,000
                                                                                   ----------- ---------- ------------ ------------
                                                                                       918,000    561,324   13,770,000   15,249,324
                                                                                   =========== ========== ============ ============

                                         TRADING COMPANIES &
                                         DISTRIBUTORS- 0.87%
  53,000                   --     53,000 Beacon Roofing Supply, Inc.        (a)(b)     993,750                              993,750
      --    11,100         --     11,100 Fastenal Co.                                       --    613,053           --      613,053
      --        --    500,000    500,000 MSC Industrial Direct Co.,
                                         Inc.-Class A                                       --         --   17,070,000   17,070,000
                                                                                   ----------- ---------- ------------ ------------
                                                                                       993,750    613,053   17,070,000   18,676,803
                                                                                   =========== ========== ============ ============

                  SHARES                                                                          MARKET VALUE
------------------------------------------                                ---------------------------------------------------------
                                                                                                                           AIM
                                                                                                                       AGGRESSIVE
    AIM                AIM         AIM                                         AIM                         AIM           GROWTH
 EMERGING    AIM   AGGRESSIVE   AGGRESSIVE                                  EMERGING        AIM        AGGRESSIVE         FUND
  GROWTH    LIBRA    GROWTH       GROWTH                                     GROWTH        LIBRA         GROWTH         PRO FORMA
   FUND      FUND      FUND        FUND                                       FUND          FUND          FUND          COMBINING
---------- ------- ----------- -----------                                ------------  -----------  --------------  --------------
                                           TRUCKING- 1.86%
        --  16,600          --      16,600 Arkansas Best Corp.            $         --  $   648,894  $           --  $      648,894
        --  16,600          --      16,600 Hunt (J.B.) Transport
                                           Services, Inc.                           --      678,276              --         678,276
   110,000           1,500,000   1,610,000 Sirva Inc.              (a)       2,640,000           --      36,000,000      38,640,000
                                                                          ------------  -----------  --------------  --------------
                                                                             2,640,000    1,327,170      36,000,000      39,967,170
                                                                          ============  ===========  ==============  ==============
                                           WIRELESS
                                           TELECOMMUNICATION
                                           SERVICES- 0.03%
        --  24,000          --      24,000 Western Wireless Corp.
                                           -Class A                (a)              --      699,360              --         699,360

                                           Total Common Stock
                                           (Cost $1,783,627,929)           134,469,996   49,416,357   1,874,154,089   2,058,040,442

                                           MONEY MARKET FUNDS-
                                           4.67%
 1,571,116 245,255  48,442,076  50,258,447 Liquid Assets
                                           Portfolio-Institutional
                                           Class                   (d)       1,571,116      245,255      48,442,076      50,258,447
 1,571,116 245,255  48,442,076  50,258,447 STIC Prime Portfolio-
                                           Institutional Class     (d)       1,571,116      245,255      48,442,076      50,258,447
                                                                          ------------  -----------  --------------  --------------
                                           Total Money Market
                                           Funds
                                           (Cost $100,516,894)               3,142,232      490,510      96,884,152     100,516,894
                                                                          ============  ===========  ==============  ==============
                                           TOTAL INVESTMENTS
                                           (EXCLUDING INVESTMENTS
                                           PURCHASED WITH CASH
                                           COLLATERAL FROM
                                           SECURITIES LOANED)
                                           (COST $1,884,144,823)
                                           - 100.39%                       137,612,228   49,906,867   1,971,038,241   2,158,557,336

                                           INVESTMENTS PURCHASED
                                           WITH CASH COLLATERAL
                                           FROM SECURITIES LOANED
                                           MONEY MARKET FUNDS-
                                           12.83%

19,937,670      -- 127,900,554 147,838,224 Liquid Assets
                                           Portfolio-
                                           Institutional Class     (d)(e)   19,937,670           --     127,900,554     147,838,224

        --      -- 127,900,554 127,900,554 STIC Prime Portfolio-
                                           Institutional Class     (d)(e)           --           --     127,900,554     127,900,554
                                                                          ------------  -----------  --------------  --------------
                                           Total Money Market
                                           Funds
                                           (Cost $275,738,778)              19,937,670           --     255,801,108     275,738,778
                                                                          ============  ===========  ==============  ==============
                                           TOTAL INVESTMENTS -
                                           (COST $2,159,883,601) -
                                           113.22%                         157,549,898   49,906,867   2,226,839,349   2,434,296,114

                                           OTHER ASSETS LESS
                                           LIABILITIES--
                                           13.21%                          (19,912,087)    (146,111)   (263,934,602)   (283,992,800)
                                                                          ------------  -----------  --------------  --------------
                                           ADJUSTMENTS- (0.01)%                (33,000)    (129,000)             --        (162,000)
                                           NET ASSETS- 100.00%            $137,604,811  $49,631,756  $1,962,904,747  $2,150,141,314
                                                                          ============  ===========  ==============  ==============

Notes to Schedule of Investments:

* As of October 31, 2004, all of the securities held by AIM Emerging Growth Fund and AIM Libra Fund would comply with the compliance guidelines and/or investment restrictions of AIM Aggressive Growth Fund.

(a)  Non-income producing security.

(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.

(c)  A portion of this security is subject to call options written.

(d) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM Emerging Growth Fund, AIM Libra Fund and AIM Aggressive Growth Fund by having the same investment advisor.

(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Accompanying Notes to Pro Forma Combining Financial Statements.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
                 OF AIM EMERGING GROWTH FUND AND AIM LIBRA FUND
                         INTO AIM AGGRESSIVE GROWTH FUND
                                OCTOBER 31, 2004
                                   (Unaudited)

                                                              AIM                         AIM                           AIM
                                                           EMERGING        AIM        AGGRESSIVE                 AGGRESSIVE GROWTH
                                                            GROWTH        LIBRA         GROWTH                       PRO FORMA
                                                             FUND          FUND          FUND       ADJUSTMENTS      COMBINING
                                                        -------------  -----------  --------------  -----------  -----------------
ASSETS:
Investments, at market value *                          $ 134,469,996  $49,416,357  $1,874,154,089  $        --    $2,058,040,442
(cost $126,845,220 - AIM Emerging Growth Fund)
(cost $49,457,693 - AIM Libra Fund)
(cost $1,607,325,016 - AIM Aggressive Growth Fund)
(cost $1,783,627,929 - Pro Forma combining)
Investments in affiliated money market funds, at market
   value                                                   23,079,902      490,510     352,685,260           --       376,255,672
(cost $23,079,902 - AIM Emerging Growth Fund)
(cost $490,510 - AIM Libra Fund)
(cost $352,685,260 - AIM Aggressive Growth Fund)
(cost $376,255,672 - Pro Forma combining)
Total Investments                                         157,549,898   49,906,867   2,226,839,349           --     2,434,296,114
   (cost $149,925,122 -  AIM Emerging Growth Fund)
   (cost $49,948,203 - AIM Libra Fund)
   (cost $1,960,010,276 - AIM Aggressive Growth Fund)
   (cost $2,159,883,601 - Pro Forma combining)
Cash                                                               --           --         990,624                        990,624
Receivables for:
   Investments sold                                         4,960,928           --      45,624,834           --        50,585,762
   Fund shares sold                                            49,647        7,145       1,096,985           --         1,153,777
   Dividends                                                   43,358       15,658         545,715           --           604,731
   Premium options written                                         --           --         402,609           --           402,609
   Amount due from advisor                                    169,395        9,829              --           --           179,224
   Investment for trustee deferred compensation and
      retirement plans                                         22,644        5,722         152,955           --           181,321
Other assets                                                   36,780       24,075          31,627           --            92,482
                                                        -------------  -----------  --------------  -----------    --------------
         Total assets                                     162,832,650   49,969,296   2,275,684,698           --     2,488,486,644
                                                        =============  ===========  ==============  ===========    ==============

LIABILITIES:
Payables for:
   Investments purchased                                    4,302,061           --      50,838,522           --        55,140,583
   Fund shares reacquired                                     648,781      118,941       3,237,399           --         4,005,121
   Options written, at market value (premiums received
      $884,568)                                                65,908           --       1,000,960           --         1,066,868
   Trustee deferred compensation and retirement plans          26,313        6,163         289,833           --           322,309
   Collateral upon return of securities loaned             19,937,670           --     255,801,108                    275,738,778
Accrued distribution fees                                      72,239       22,810         586,155           --           681,204
Accrued trustees' fees                                          1,187          958           2,700           --             4,845
Accrued transfer agent fees                                    88,320       12,489         820,724           --           921,533
Accrued operating expenses                                     52,360       47,179         202,550      162,000           464,089
                                                        -------------  -----------  --------------  -----------    --------------
         Total liabilities                                 25,194,839      208,540     312,779,951      162,000       338,345,330
                                                        -------------  -----------  --------------  -----------    --------------
Net assets applicable to shares outstanding             $ 137,637,811  $49,760,756  $1,962,904,747  $  (162,000)   $2,150,141,314
                                                        =============  ===========  ==============  ===========    ==============

NET ASSETS CONSIST OF:
Shares of beneficial interest                             266,169,220   52,052,101   2,288,155.491           --     2,606,370,812
Undistributed net investment income (loss)                    (25,489)      (5,558)       (256,874)    (162,000)         (449,921)
Undistributed net realized gain (loss) from
   investment securities and option contracts            (136,118,598)  (2,244,451)   (591,652,741)          --      (730,015,790)
Unrealized appreciation of investment securities
   and options contracts                                    7,612,678      (41,336)    266,658,871           --       274,230,213
                                                        -------------  -----------  --------------  -----------    --------------
                                                        $ 137,637,811  $49,760,756  $1,962,904,747  $  (162,000)   $2,150,141,314
                                                        =============  ===========  ==============  ===========    ==============

NET ASSETS:
Class A                                                 $  75,978,038  $34,322,587  $1,640,288,448  $   (93,972)   $1,750,495,101
Class B                                                 $  45,027,059  $ 9,712,351  $  248,424,615  $   (48,642)   $  303,115,383
Class C                                                 $  16,632,714  $ 5,725,818  $   71,229,207  $   (19,386)   $   93,568,353
Class R                                                 $          --  $        --  $    2,834,226  $        --    $    2,834,226
Institutional Class                                     $          --  $        --  $      128,251           --    $      128,251

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM EMERGING GROWTH FUND):
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE (AIM LIBRA FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM AGGRESSIVE GROWTH FUND):

Class A                                                    11,696,056    2,812,173     170,545,391   11,462,269       182,007,660
Class B                                                     7,138,018      806,882      27,157,561    5,978,919        33,136,480
Class C                                                     2,637,830      475,142       7,787,511    2,442,708        10,230,219
Class R                                                            --           --         296,658           --           296,658
Institutional Class                                                --           --          13,141           --            13,141

Class A:
   Net asset value per share                            $        6.50  $     12.21  $         9.62  $        --    $         9.62
   Offering price per share:
      (Net asset value of $6.50 / 94.50% -
         AIM Emerging Growth Fund)                      $        6.88
      (Net asset value of $12.21 / 94.50% -
         AIM Libra Fund)                                               $     12.92
      (Net asset value of $9.62 / 94.50% - AIM
         Aggressive Growth Fund)                                                    $        10.18                 $        10.18

Class B:
   Net asset value and offering price per share         $        6.31  $     12.04  $         9.15  $        --    $         9.15

Class C:
   Net asset value and offering price per share         $        6.31  $     12.05  $         9.15  $        --    $         9.15

Class R:
   Net asset value and offering price per share         $          --  $        --  $         9.55  $        --    $         9.55

Institutional Class:
   Net asset value and offering price per share         $          --  $        --  $         9.76  $        --    $         9.76

* At October 31, 2004, securities with an aggregate market value of $19,436,807 and $250,914,612 were on loan to brokers for AIM Emerging Growth Fund and AIM Aggressive Growth Fund, respectively.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                 OF AIM EMERGING GROWTH FUND AND AIM LIBRA FUND
                         INTO AIM AGGRESSIVE GROWTH FUND
                                OCTOBER 31, 2004
                                   (Unaudited)

                                                        AIM                          AIM                             AIM
                                                      EMERGING        AIM         AGGRESSIVE                  AGGRESSIVE GROWTH
                                                       GROWTH        LIBRA          GROWTH                      FUND PRO FORMA
                                                        FUND          FUND           FUND       ADJUSTMENTS       COMBINING
                                                    -----------   -----------   -------------   -----------   -----------------
INVESTMENT INCOME:
Dividends                                           $   712,656   $   221,263   $   8,323,244    $      --      $   9,257,163
   (net of foreign withholding tax of $3,603
      - AIM Emerging Growth Fund)
   (net of foreign withholding tax of $663
      - AIM Libra Fund)
   (net of foreign withholding tax of $4,050
      - AIM Aggressive Growth Fund)
   (net of foreign withholding tax of $8,316
      - Pro Forma Combining)
Dividends from affiliated money market funds*           102,691        27,016       1,249,812           --          1,379,519
   (including security lending income of $23,628
      - AIM Emerging Growth Fund)
   (including security lending income of $631,176
      - AIM Aggressive Growth Fund)
   (including security lending income of $654,804
      - AIM Pro Forma Combining)
                                                    -----------   -----------   -------------    ---------      -------------
      Total investment income                           815,347       248,279       9,573,056           --         10,636,682
                                                    ===========   ===========   =============    =========      =============
EXPENSES:
Advisory fees                                         1,288,859       500,269      14,026,309     (473,592)        15,341,845
Administrative services fees                             50,000        50,000         476,287      (72,637)           503,650
Custodian fees                                           37,417        26,245         216,364                         280,026
Distribution fees:
   Class A                                              292,015       149,496       4,656,901     (126,146)         4,972,266
   Class B                                              492,630       100,989       2,595,972                       3,189,591
   Class C                                              189,346        60,432         763,418                       1,013,196
   Class R                                                   --            --          11,194                          11,194
Transfer agent fees-- Class A, B, C and R               701,605       127,367       7,320,608                       8,149,580
Transfer agent fees-- Institutional Class                    --            --             106          (46)                60
Trustees' fees and retirement benefits                   14,911        12,948          53,801                          81,660
Professional fees                                       203,849        62,776       1,046,299      (59,648)         1,253,276
Other                                                        --       103,755              --                         103,755
                                                    -----------   -----------   -------------    ---------      -------------
      Total expenses                                  3,270,632     1,194,277      31,167,259     (732,069)        34,900,099
                                                    -----------   -----------   -------------    ---------      -------------
Less: Fees waived, expenses reimbursed
   and expense offset arrangements                      (43,404)      (31,798)       (238,837)       8,957           (305,082)
                                                    -----------   -----------   -------------    ---------      -------------
      Net expenses                                    3,227,228     1,162,479      30,928,422     (723,112)        34,595,017
                                                    ===========   ===========   =============    =========      =============
Net investment income (loss)                         (2,411,881)     (914,200)    (21,355,366)     723,112        (23,958,335)

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENT SECURITIES AND OPTION CONTRACTS:
Net realized gain (loss) from:
   Investment securities                             11,194,293    (2,082,570)    455,938,443           --        465,050,166
   Option contracts written                                  --            --         261,654                         261,654
   Net increase from payments by affiliates             169,395            --              --           --            169,395
                                                    -----------   -----------   -------------    ---------      -------------
                                                     11,363,688    (2,082,570)    456,200,097           --        465,481,215
                                                    ===========   ===========   =============    =========      =============
Change in net unrealized appreciation
   (depreciation) of:
   Investment securities                               (312,837)   (4,870,214)   (287,875,082)          --       (293,058,133)
   Option contracts written                             (12,098)           --        (170,202)          --           (182,300)
                                                    -----------   -----------   -------------    ---------      -------------
                                                       (324,935)   (4,870,214)   (288,045,284)          --       (293,240,433)
                                                    ===========   ===========   =============    =========      =============
Net gain (loss) from investment securities
   and option contracts                              11,038,753    (6,952,784)    168,154,813           --        172,240,782
                                                    -----------   -----------   -------------    ---------      -------------
Net increase (decrease) in net assets
   resulting from operations                        $ 8,626,872   $(7,866,984)  $ 146,799,447    $ 723,112      $ 148,282,447
                                                    ===========   ===========   =============    =========      =============

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                 OF AIM EMERGING GROWTH FUND AND AIM LIBRA FUND
                         INTO AIM AGGRESSIVE GROWTH FUND
                                OCTOBER 31, 2004
                                   (Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Plan of Reorganization between AIM Aggressive Growth Fund and AIM Emerging Growth Fund and the Agreement and Plan of Reorganization between AIM Aggressive Growth Fund and AIM Libra Fund (collectively, the "Plans") and the consummation of the transactions contemplated therein to be accounted for as tax-free reorganizations of investment companies. The Plans would be accomplished by an exchange of shares of AIM Aggressive Growth Fund for the net assets of AIM Emerging Growth Fund and AIM Libra Fund and the distribution of AIM Aggressive Growth Fund shares to AIM Emerging Growth Fund and AIM Libra Fund shareholders. If the Plans were to have taken place at October 31, 2004, AIM Emerging Growth Fund - Class A shareholders would have received 7,902,741 shares of AIM Aggressive Growth Fund - Class A shares, AIM Emerging Growth Fund-Class B shareholders would have received 4,922,502 shares of AIM Aggressive Growth Fund - Class B shares and AIM Emerging Growth Fund - Class C shareholders would have received 1,819,094 shares of AIM Aggressive Growth Fund - Class C shares. AIM Libra Fund - Class A shareholders would have received 3,569,296 shares of AIM Aggressive Growth Fund - Class A shares, AIM Libra Fund - Class B shareholders would have received 1,061,733 shares of AIM Aggressive Growth Fund - Class B shares and AIM Libra Fund - Class C shareholders would have received 625,733 shares of AIM Aggressive Growth Fund
- Class C shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory contract of AIM Aggressive Growth Fund, the advisory fees based on pro forma combined assets for the year ended October 31, 2004 were $15,341,845. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Aggressive Growth Fund. Correspondingly the advisory fee waivers have been adjusted to reflect the fee waivers in effect for the AIM Aggressive Growth Fund.

(b) Pursuant to the master administrative services agreement for AIM Aggressive Growth Fund, fees paid on pro forma combined assets for the year ended October 31, 2004 were $503,650. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM Aggressive Growth Fund.

(c) Pursuant to the terms of the master distribution agreement for Class A shares of the AIM Aggressive Growth Fund, the fund pays AIM Distributors, Inc. a fee calculated at 0.25% of the average daily net assets of Class A shares. The Class A distribution fees on pro forma combined assets for the year ended October 31, 2004 were $4,972,266 after the reorganization of Class A shares of AIM Emerging Growth Fund and Class A shares of AIM Libra Fund into Class A shares of AIM Aggressive Growth Fund. The distribution fees were adjusted to reflect the distribution rate paid in accordance with AIM Aggressive Growth Fund's Class A distribution agreement.

(d) Transfer agency fees for Institutional Class shares for AIM Aggressive Growth Fund decreased by $46 to reflect the fees in effect under the new transfer agent agreement that was effective July 1, 2004. Correspondingly, the Institutional Class shares transfer agency fee waivers were adjusted to reflect the contractual limits under the transfer agent agreement.

(e) Other expenses were reduced by $59,648 to eliminate the effects of duplicative fixed costs of professional services fees.

NOTE 3 - REORGANIZATION COSTS

AIM Core Stock Fund is expected to incur an estimated $591,000 in reorganization costs. Because these are non recurring costs they have not been included in the unaudited pro forma combining statement of operations. These costs represent the estimated expense of AIM Core Stock Fund carrying out its obligation under the Agreement and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganization. AIM has agreed to pay 100% of these costs.

                                                                     Appendix IX

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
          OF AIM DENT DEMOGRAPHIC TRENDS FUND INTO AIM WEINGARTEN FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

                 SHARES                                                                                   MARKET VALUE
----------------------------------------                                                   -----------------------------------------
 AIM DENT                      AIM                                                           AIM DENT                      AIM
DEMOGRAPHIC      AIM     WEINGARTEN FUND                                                   DEMOGRAPHIC      AIM      WEINGARTEN FUND
  TRENDS     WEINGARTEN     PRO FORMA                                                         TRENDS     WEINGARTEN     PRO FORMA
   FUND         FUND        COMBINING                                                          FUND         FUND        COMBINING
-----------  ----------  ---------------                                                   -----------  -----------  ---------------
                                          COMMON STOCKS & OTHER EQUITY
                                          INTERESTS--97.70%

                                          AEROSPACE & DEFENSE--1.88%
       --       350,000       350,000     Boeing Co. (The)                                 $        --  $17,465,000    $17,465,000
       --       150,000       150,000     General Dynamics Corp.                                    --   15,318,000     15,318,000
       --       600,000       600,000     Honeywell International Inc.                              --   20,208,000     20,208,000
                                                                                           -----------  -----------  -------------
       --                                                                                           --   52,991,000     52,991,000
                                                                                           ===========  ===========  =============

                                          AIR FREIGHT & LOGISTICS--0.48%
       --       150,000       150,000     FedEx Corp.                                               --   13,668,000     13,668,000

                                          APPAREL RETAIL--1.92%
   90,000            --        90,000     American Eagle Outfitters, Inc.                    3,679,200           --      3,679,200
   77,000       400,000       477,000     Chico's FAS, Inc.                        (a)(b)    3,082,310   16,012,000     19,094,310
       --     1,150,000     1,150,000     Gap, Inc. (The)                                           --   22,977,000     22,977,000
  157,300            --       157,300     Foot Locker, Inc.                                  3,838,120           --      3,838,120
  180,000            --       180,000     Limited Brands                                     4,460,400           --      4,460,400
                                                                                           -----------  -----------  -------------
                                                                                            15,060,030   38,989,000     54,049,030
                                                                                           ===========  ===========  =============

                                          APPLICATION SOFTWARE--2.08%
  260,000     1,200,000     1,460,000     Amdocs Ltd. (United Kingdom)             (a)       6,539,000   30,180,000     36,719,000
   70,000            --        70,000     Autodesk, Inc.                                     3,692,500           --      3,692,500
   80,000       250,000       330,000     Intuit Inc.                              (a)       3,628,800   11,340,000     14,968,800
   83,000            --        83,000     NAVTEQ Corp.                             (a)       3,345,730           --      3,345,730
                                                                                           -----------  -----------  -------------
                                                                                            17,206,030   41,520,000     58,726,030
                                                                                           ===========  ===========  =============

                                          ASSET MANAGEMENT & CUSTODY BANKS--0.39%
  129,100            --       129,100     Calamos Asset Management, Inc.- Class A  (a)(c)    2,517,450           --      2,517,450
   75,000            --        75,000     Investors Financial Services Corp.       (c)       2,886,750           --      2,886,750
   88,000            --        88,000     Legg Mason, Inc.                                   5,606,480           --      5,606,480
                                                                                           -----------  -----------  -------------
                                                                                            11,010,680           --     11,010,680
                                                                                           ===========  ===========  =============

                                          BIOTECHNOLOGY--3.32%
   77,400       400,000       477,400     Biogen Idec Inc.                         (a)       4,501,584   23,264,000     27,765,584
  101,500            --       101,500     Gen-Probe Inc.                           (a)       3,556,560           --      3,556,560
  120,000       600,000       720,000     Genentech, Inc.                          (a)       5,463,600   27,318,000     32,781,600
  175,000       675,000       850,000     Gilead Sciences, Inc.                    (a)       6,060,250   23,375,250     29,435,500
                                                                                           -----------  -----------  -------------
                                                                                            19,581,994   73,957,250     93,539,244
                                                                                           ===========  ===========  =============

                                          BROADCASTING & CABLE TV--0.86%
  180,000       600,000       780,000     Univision Communications Inc.- Class A   (a)       5,572,800   18,576,000     24,148,800

                 SHARES                                                                                  MARKET VALUE
----------------------------------------                                                  ------------------------------------------
 AIM DENT                      AIM                                                          AIM DENT                       AIM
DEMOGRAPHIC      AIM     WEINGARTEN FUND                                                  DEMOGRAPHIC       AIM      WEINGARTEN FUND
  TRENDS     WEINGARTEN     PRO FORMA                                                        TRENDS     WEINGARTEN      PRO FORMA
   FUND         FUND        COMBINING                                                         FUND         FUND         COMBINING
-----------  ----------  ---------------                                                  -----------  ------------  ---------------
                                          COMMUNICATION EQUIPMENT--6.98%
   95,000       475,000       570,000     Avaya Inc.                              (a)     $ 1,368,000  $  6,840,000    $  8,208,000
  400,000     2,500,000     2,900,000     Cisco Systems, Inc.                     (a)       7,684,000    48,025,000      55,709,000
  450,000            --       450,000     Comverse Tecnology, Inc                 (a)       9,288,000            --       9,288,000
  400,000     2,000,000     2,400,000     Motorola, Inc.                                    6,904,000    34,520,000      41,424,000
  335,000     1,500,000     1,835,000     Nokia Oyj- ADR (Finland)                          5,165,700    23,130,000      28,295,700
   85,000       400,000       485,000     QUALCOMM Inc.                                     3,553,850    16,724,000      20,277,850
   56,000       325,000       381,000     Research In Motion Ltd. (Canada)        (a)       4,939,200    28,665,000      33,604,200
                                                                                          -----------  ------------    ------------
                                                                                           38,902,750   157,904,000     196,806,750
                                                                                          ===========  ============    ============

                                          COMPUTER & ELECTRONICS RETAIL--0.84%
  100,000       300,000       400,000     Best Buy Co., Inc.                                5,922,000    17,766,000      23,688,000

                                          COMPUTER HARDWARE--4.55%
  133,500       675,000       808,500     Apple Computer, Inc.                    (a)       7,012,755    35,457,750      42,470,505
  300,000     1,500,000     1,800,000     Dell Inc.                               (a)      10,518,000    52,590,000      63,108,000
  175,000       600,000       775,000     PalmOne Inc.                            (a)(c)    5,069,750    17,382,000      22,451,750
                                                                                          -----------  ------------    ------------
                                                                                           22,600,505   105,429,750     128,030,255
                                                                                          ===========  ============    ============

                                          COMPUTER STORAGE & PERIPHERIALS--1.06%
   60,000       300,000       360,000     Lexmark International, Inc.- Class A    (a)       4,986,600    24,933,000      29,919,600

                                          CONSUMER FINANCE--2.32%
  135,000       550,000       685,000     American Express Co.                              7,164,450    29,188,500      36,352,950
       --       950,000       950,000     MBNA Corp.                                               --    24,348,500      24,348,500
  300,000            --       300,000     Providian Financial Corp.               (a)       4,665,000            --       4,665,000
                                                                                          -----------  ------------    ------------
                                                                                           11,829,450    53,537,000      65,366,450
                                                                                          ===========  ============    ============

                                          DATA PROCESSING & OUTSOURCED
                                          SERVICES--0.84%
  191,800        62,100       253,900     Alliance Data Systems Corp.             (a)       8,109,304     2,625,588      10,734,892
       --       300,000       300,000     Automatic Data Processing, Inc                           --    13,017,000      13,017,000
                                                                                          -----------  ------------    ------------
                                                                                            8,109,304    15,642,588      23,751,892
                                                                                          ===========  ============    ============

                                          DEPARTMENT STORES--3.53%
       --       650,000       650,000     J.C. Penney Co., Inc.                   (a)              --    22,483,500      22,483,500
  175,000     1,000,000     1,175,000     Kohl's Corp.                            (a)       8,883,000    50,760,000      59,643,000
       --       400,000       400,000     Nordstrom, Inc                                           --    17,272,000      17,272,000
                                                                                          -----------  ------------    ------------
                                                                                            8,883,000    90,515,500      99,398,500
                                                                                          ===========  ============    ============

                                          DISTILLERS & VINTNERS--0.12%
   87,000            --        87,000     Constellation Brands, Inc - Class A     (a)       3,413,010            --       3,413,010

                                          DIVERSIFIED COMMERCIAL SERVICES--2.52%
       --       175,000       175,000     Apollo Group, Inc. - Class A            (a)              --    11,550,000      11,550,000
  390,000     2,500,000     2,890,000     Cendant Corp.                                     8,030,100    51,475,000      59,505,100
                                                                                          -----------  ------------    ------------
                                                                                            8,030,100    63,025,000      71,055,100
                                                                                          ===========  ============    ============

                                          ELECTRICAL COMPONENTS &
                                          EQUIPMENT--1.19%
       --       800,000       800,000     Rockwell Automation, Inc                                 --    33,352,000      33,352,000

                 SHARES                                                                              MARKET VALUE
----------------------------------------                                              -----------------------------------------
 AIM DENT                      AIM                                                      AIM DENT                      AIM
DEMOGRAPHIC      AIM     WEINGARTEN FUND                                              DEMOGRAPHIC      AIM      WEINGARTEN FUND
  TRENDS     WEINGARTEN     PRO FORMA                                                    TRENDS     WEINGARTEN     PRO FORMA
   FUND         FUND        COMBINING                                                     FUND         FUND        COMBINING
-----------  ----------  ---------------                                              -----------  -----------  ---------------
                                          ELECTRONIC EQUIPMENT MANUFACTURERS--
                                          1.70%
  313,500     1,600,000     1,913,500     Agilent Technologies, Inc.             (a)  $ 7,856,310  $40,096,000    $47,952,310

                                          ENVIROMENTAL SERVICES--0.12%
   75,000            --        75,000     Stericycle Inc.                        (a)    3,399,750           --      3,399,750

                                          FOOTWEAR--0.87%
       --       300,000       300,000     NIKE, Inc. - Class B                                 --   24,393,000     24,393,000

                                          GENERAL MERCHANDISE STORES--2.00%
  175,000       950,000     1,125,000     Target Corp.                                  8,753,500   47,519,000     56,272,500

                                          HEALTH CARE EQUIPMENT--1.97%
   68,300       300,000       368,300     Bard (C.R.), Inc.                             3,879,440   17,040,000     20,919,440
   75,000            --        75,000     DENTSPLY International Inc.            (c)    3,900,750           --      3,900,750
   81,000            --        81,000     Fisher Scientific International Inc.   (a)    4,646,160           --      4,646,160
   66,000            --        66,000     Kinetic Concepts, Inc                  (a)    3,288,780           --      3,288,780
  104,000            --       104,000     Varian Medical Systems                 (a)    4,175,600           --      4,175,600
       --       450,000       450,000     Waters Corp.                           (a)           --   18,580,500     18,580,500
                                                                                      -----------  -----------    -----------
                                                                                       19,890,730   35,620,500     55,511,230
                                                                                      ===========  ===========    ===========

                                          HEALTH CARE SERVICES--1.62%
  110,000       550,000       660,000     Caremark Rx, Inc.                      (a)    3,296,700   16,483,500     19,780,200
  186,000            --       186,000     DaVita Inc.                            (a)    5,509,320           --      5,509,320
  100,000       750,000       850,000     IMS Health Inc.                               2,118,000   15,885,000     18,003,000
   28,000            --        28,000     Quest Diagnostics Inc.                        2,451,120           --      2,451,120
                                                                                      -----------  -----------    -----------
                                                                                       13,375,140   32,368,500     45,743,640
                                                                                      ===========  ===========    ===========

                                          HEALTH CARE SUPPLIES--1.09%
   83,000       350,000       433,000     Alcon, Inc. (Switzerland)                     5,909,600   24,920,000     30,829,600

                                          HOME IMPROVEMENT RETAIL--0.73%
       --       500,000       500,000     Home Depot, Inc. (The)                               --   20,540,000     20,540,000

                                          HOTELS, RESORTS & CRUISE LINES--1.17%
  103,000            --       103,000     Carnival Corp. (Panama)                       5,207,680           --      5,207,680
   84,000       500,000       584,000     Starwood Hotels & Resorts Worldwide,
                                          Inc.                                          4,009,320   23,865,000     27,874,320
                                                                                      -----------  -----------    -----------
                                                                                        9,217,000   23,865,000     33,082,000
                                                                                      ===========  ===========    ===========

                                          HOUSEHOLD PRODUCTS--1.45%
       --       800,000       800,000     Procter & Gamble Co. (The)                           --   40,944,000     40,944,000

                                          HOUSEWARES & SPECIALTIES--0.90%
       --       350,000       350,000     Fortune Brands, Inc.                                 --   25,487,000     25,487,000

                                          HYPERMARKETS & SUPER CENTERS--1.26%
  140,000       600,000       740,000     Costco Wholesale Corp.                        6,711,600   28,764,000     35,475,600

                 SHARES                                                                                 MARKET VALUE
----------------------------------------                                                 ------------------------------------------
  AIM DENT                     AIM                                                         AIM DENT                       AIM
DEMOGRAPHIC      AIM     WEINGARTEN FUND                                                 DEMOGRAPHIC       AIM      WEINGARTEN FUND
   TRENDS    WEINGARTEN     PRO FORMA                                                       TRENDS     WEINGARTEN      PRO FORMA
    FUND        FUND        COMBINING                                                        FUND         FUND         COMBINING
-----------  ----------  ---------------                                                 -----------  ------------  ---------------
                                          INDUSTRIAL CONGLOMERATES--3.73%
        --      150,000       150,000     3M Co.                                         $        --  $ 11,635,500    $ 11,635,500
        --    3,000,000     3,000,000     Tyco International Ltd. (Bermuda)                       --    93,450,000      93,450,000
                                                                                         -----------  ------------    ------------
                                                                                                  --   105,085,500     105,085,500
                                                                                         ===========  ============    ============

                                          INDUSTRIAL MACHINERY--2.35%
        --      600,000       600,000     Danaher Corp.                                           --    33,078,000      33,078,000
        --      200,000       200,000     Eaton Corp.                                             --    12,790,000      12,790,000
        --      300,000       300,000     Ingersoll - Rand Co. - Class A
                                          (Bermuda)                                               --    20,532,000      20,532,000
                                                                                         -----------  ------------    ------------
                                                                                                  --    66,400,000      66,400,000
                                                                                         ===========  ============    ============

                                          INTEGRATED OIL & GAS--1.11%
        --      175,000       175,000     BP PLC - ADR  (United Kingdom)                          --    10,193,750      10,193,750
        --      200,000       200,000     ChevronTexaco Corp.                                     --    10,612,000      10,612,000
        --      125,000       125,000     ConocoPhillips                                          --    10,538,750      10,538,750
                                                                                         -----------  ------------    ------------
                                                                                                  --    31,344,500      31,344,500
                                                                                         ===========  ============    ============

                                          INTERNET RETAIL--1.93%
        --      300,000       300,000     Amazon.com, Inc.                       (a)              --    10,239,000      10,239,000
   102,000      350,000       452,000     eBay, Inc.                             (a)       9,956,220    34,163,500      44,119,720
                                                                                         -----------  ------------    ------------
                                                                                           9,956,220    44,402,500      54,358,720
                                                                                         ===========  ============    ============

                                          INTERNET SOFTWARE & SERVICES--3.44%
    20,000      100,000       120,000     Google Inc. - Class A                  (a)(c)    3,814,100    19,070,500      22,884,600
   300,600    1,750,000     2,050,600     Yahoo! Inc.                            (a)      10,878,714    63,332,500      74,211,214
                                                                                         -----------  ------------    ------------
                                                                                          14,692,814    82,403,000      97,095,814
                                                                                         ===========  ============    ============

                                          INVESTMENT BANKING & BROKERAGE--3.53%
    86,500      400,000       486,500     Goldman Sachs Group, Inc.  (The)                 8,509,870    39,352,000      47,861,870
        --      300,000       300,000     Lehman Brothers Holdings Inc.                           --    24,645,000      24,645,000
        --      500,000       500,000     Merrill Lynch & Co., Inc.                               --    26,970,000      26,970,000
                                                                                         -----------  ------------    ------------
                                                                                           8,509,870    90,967,000      99,476,870
                                                                                         ===========  ============    ============

                                          IT CONSULTING & OTHER SERVICES--0.11%
   130,000           --       130,000     Accenture Ltd - Class A  (Bermuda)     (a)       3,147,300            --       3,147,300

                                          MANAGED HEALTH CARE--3.55%
    84,000      600,000       684,000     Aetna Inc.                                       7,980,000    57,000,000      64,980,000
        --      485,000       485,000     UnitedHealth Group Inc                                  --    35,114,000      35,114,000
                                                                                         -----------  ------------    ------------
                                                                                           7,980,000    92,114,000     100,094,000
                                                                                         ===========  ============    ============

                                          MOTORCYCLE MANUFACTURERS--0.77%
    77,500      300,000       377,500     Harley- Davidson Inc.                            4,461,675    17,271,000      21,732,675

                                          MOVIES & ENTERTAINMENT--0.96%
    13,600           --        13,600     DreamWorks Animation SKG, Inc. -
                                          Class A                                (a)         531,080            --         531,080
   250,000      800,000     1,050,000     Walt Disney Co. (The)                            6,305,000    20,176,000      26,481,000
                                                                                         -----------  ------------    ------------
                                                                                           6,836,080    20,176,000      27,012,080
                                                                                         ===========  ============    ============

                                          OIL & GAS EQUIPMENT & SERVICES--0.54%
        --      550,000       550,000     Varco International, Inc.              (a)              --    15,224,000      15,224,000

                 SHARES                                                                                  MARKET VALUE
----------------------------------------                                                  ------------------------------------------
  AIM DENT                     AIM                                                          AIM DENT                       AIM
DEMOGRAPHIC      AIM     WEINGARTEN FUND                                                  DEMOGRAPHIC      AIM       WEINGARTEN FUND
   TRENDS    WEINGARTEN     PRO FORMA                                                        TRENDS     WEINGARTEN      PRO FORMA
    FUND        FUND        COMBINING                                                         FUND         FUND         COMBINING
-----------  ----------  ---------------                                                  -----------  ------------  ---------------
                                          OTHER DIVERSIFIED FINANCIAL SERVICES
                                          --2.23%
       --       550,000       550,000     Citigroup Inc.                                           --  $ 24,403,500    $ 24,403,500
       --     1,000,000     1,000,000     JPMorgan Chase & Co.                                     --    38,600,000      38,600,000
                                                                                          -----------  ------------    ------------
                                                                                                   --    63,003,500      63,003,500
                                                                                          ===========  ============    ============

                                          PERSONAL PRODUCTS--3.56%
   85,000       450,000       535,000     Avon Products, Inc.                               3,361,750    17,797,500      21,159,250
  175,000       900,000     1,075,000     Estee Lauder Cos. Inc. (The) - Class A            7,516,250    38,655,000      46,171,250
   96,000       700,000       796,000     Gillette Co. (The)                                3,982,080    29,036,000      33,018,080
                                                                                          -----------  ------------    ------------
                                                                                           14,860,080    85,488,500     100,348,580
                                                                                          ===========  ============    ============

                                          PHARMACEUTICALS--6.22%
  196,300            --       196,300     Eon Labs Inc.                           (a)       4,830,943            --       4,830,943
  193,750            --       193,750     IVAX Corp.                              (a)       3,506,875            --       3,506,875
  117,000       800,000       917,000     Johnson & Johnson                                 6,830,460    46,704,000      53,534,460
       --       250,000       250,000     Lilly (Eli) & Co.                                        --    13,727,500      13,727,500
   85,000     1,200,000     1,285,000     Pfizer Inc.                                       2,460,750    34,740,000      37,200,750
   91,500       500,000       591,500     Sepracor Inc                            (a)(c)    4,202,595    22,965,000      27,167,595
                                          Shire Pharmaceuticals Group PLC - ADR
  130,000            --       130,000     (United Kingdom)                                  3,692,000            --       3,692,000
       --       800,000       800,000     Wyeth                                                    --    31,720,000      31,720,000
       --            --            --                                                              --            --              --
                                                                                          -----------  ------------    ------------
                                                                                           25,523,623   149,856,500     175,380,123
                                                                                          ===========  ============    ============

                                          PROPERTY & CASUALTY INSURANCE--0.75%
  140,000       300,000       440,000     Allstate Corp. (The)                              6,732,600    14,427,000      21,159,600

                                          PUBLISHING--0.12%
   58,000            --        58,000     Getty Images, Inc.                      (a)(c)    3,429,540            --       3,429,540

                                          REGIONAL BANKS--0.15%
   91,500            --        91,500     Bank of Hawaii Corp.                              4,369,125            --       4,369,125

                                          RESTAURANTS--2.21%
       --     1,000,000     1,000,000     McDonald's Corp.                                         --    29,150,000      29,150,000
  160,000       600,000       760,000     Yum! Brands, Inc.                                 6,960,000    26,100,000      33,060,000
                                                                                          -----------  ------------    ------------
                                                                                            6,960,000    55,250,000      62,210,000
                                                                                          ===========  ============    ============

                                          SEMICONDUCTOE EQUIPMENT--1.64%
  290,000     1,500,000     1,790,000     Novellus Systems, Inc.                  (a)       7,513,900    38,865,000      46,378,900

                                          SEMICONDUCTORS--2.67%
  150,000       900,000     1,050,000     Analog Devices, Inc.                              6,039,000    36,234,000      42,273,000
  193,500       900,000     1,093,500     Microchip Technology Inc.                         5,853,375    27,225,000      33,078,375
                                                                                          -----------  ------------    ------------
                                                                                           11,892,375    63,459,000      75,351,375
                                                                                          ===========  ============    ============

                                          SOFT DRINKS--0.70%
       --       400,000       400,000     PepsiCo, Inc                                             --    19,832,000      19,832,000

                                          SPECIALIZED FINANCE--0.20%
   32,000            --        32,000     Chicago Mercantile Exchange (The)       (c)       5,623,360            --       5,623,360

                 SHARES                                                                                MARKET VALUE
----------------------------------------                                               ---------------------------------------------
 AIM DENT                      AIM                                                        AIM DENT                         AIM
DEMOGRAPHIC      AIM     WEINGARTEN FUND                                                DEMOGRAPHIC        AIM       WEINGARTEN FUND
  TRENDS     WEINGARTEN     PRO FORMA                                                      TRENDS      WEINGARTEN       PRO FORMA
   FUND         FUND        COMBINING                                                       FUND          FUND          COMBINING
-----------  ----------  ---------------                                               ------------  --------------  ---------------
                                          SPECIALTY CHEMICALS--0.58%
     85,000     400,000        485,000    Ecolab Inc.                                  $  2,877,250  $   13,540,000  $   16,417,250

                                          SPECIALTY STORES--0.13%
     95,000          --         95,000    Williams- Sonoma, Inc.               (a)        3,626,150              --       3,626,150

                                          SYSTEMS SOFTWARE--4.13%
    165,000          --        165,000    McAfee Inc.                          (a)        3,993,000              --       3,993,000
    160,000     850,000      1,010,000    Microsoft Corp.                                 4,478,400      23,791,500      28,269,900
    350,000   1,600,000      1,950,000    Oracle Corp.                         (a)        4,431,000      20,256,000      24,687,000
    170,000     500,000        670,000    Symantec Corp.                       (a)        9,679,800      28,470,000      38,149,800
    170,000     800,000        970,000    VERITAS Software Corp.               (a)        3,719,600      17,504,000      21,223,600
                                                                                       ------------  --------------  --------------
                                                                                         26,301,800      90,021,500     116,323,300
                                                                                       ============  ==============  ==============

                                          THRIFTS & MORTGAGE FINANCE--0.63%
     87,500          --         87,500    Doral Financial Corp. (Puerto Rico)             3,673,250              --       3,673,250
         --     200,000        200,000    Fannie Mae                                             --      14,030,000      14,030,000
                                                                                       ------------  --------------  --------------
                                                                                          3,673,250      14,030,000      17,703,250
                                                                                       ============  ==============  ==============

                                          Total Common Stocks & Other Equity
                                          Interests (Cost $2,212,252,665)               435,188,895   2,319,483,588   2,754,672,483

                                          MONEY MARKET FUNDS--1.36%
 12,603,015   6,546,085     19,149,100    Liquid Assets Portfolio
                                          -Institutional Class                 (d)       12,603,015       6,546,085      19,149,100
 12,603,015   6,546,085     19,149,100    STIC Prime Portfolio
                                          -Institutional Class                 (d)       12,603,015       6,546,085      19,149,100

                                          Total Money Market Funds
                                          (Cost $38,298,200)                             25,206,030      13,092,170      38,298,200

                                          TOTAL INVESTMENTS--99.06%
                                          (excluding investments purchased
                                          with cash collateral from
                                          securities loaned)
                                          (Cost $2,250,550,865)                         460,394,925   2,332,575,758   2,792,970,683

                                          INVESTMENTS PURCHASED WITH CASH
                                          COLLATERAL FROM SECURITIES LOANED

                                          MONEY MARKET FUNDS--2.03%

 16,327,750  40,952,850     57,280,600    STIC Prime Portfolio
                                          - Institutional Class                (d)(e)    16,327,750      40,952,850      57,280,600

                                          Total Money Market Funds
                                          (purchased with cash collateral
                                          from securities loaned)
                                          (Cost $57,280,600)                             16,327,750      40,952,850      57,280,600

                                          TOTAL INVESTMENTS--101.09%
                                          (Cost $2,307,831,465)                         476,722,675   2,373,528,608   2,850,251,283

                                          OTHER ASSETS LESS
                                          LIABILITIES--(1.09%)                          (17,983,112)    (12,485,091)    (30,468,203)
                                                                                       ------------  --------------  --------------
                                          ADJUSTMENTS--(0.00%)                             (227,000)             --        (227,000)
                                          NET ASSETS--100.00%                          $458,512,563  $2,361,043,517  $2,819,556,080
                                                                                       ============  ==============  ==============

Investment Abbreviations:

     ADR- American Depositary Receipt

Notes to Pro Forma Combining Schedule of Investments:

     * As of October 31, 2004, all of the securities held by the AIM Dent Demographics Trends Fund would comply with the compliance guidelines and/or investment restrictions of the AIM Weingarten Fund.

     (a)  Non-income producing security.

     (b)  A portion of this security is subject to call options written.

     (c) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2004.

     (d) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM Dent Demographic Trends Fund and AIM Weingarten Fund by having the same investment advisor.

     (e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
          OF AIM DENT DEMOGRAPHIC TRENDS FUND INTO AIM WEINGARTEN FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

                                                                                                                        AIM
                                                                 AIM DENT              AIM                        WEINGARTEN FUND
                                                            DEMOGRAPHIC TRENDS      WEINGARTEN                       PRO FORMA
                                                                   FUND               FUND          ADJUSTMENTS      COMBINING
                                                            ------------------   ---------------   ------------   ---------------
ASSETS:
Investments, at market value*                                 $  435,188,895     $ 2,319,483,588    $        --   $ 2,754,672,483
   (cost $364,419,506 - AIM Dent Demographic Trends Fund)
   (cost $1,847,833,159 - AIM Weingarten Fund)
   (cost $2,212,252,665 - Pro Forma combining)
Investments, in affiliated money market funds                    41,533,780         $54,045,020     $        --   $    95,578,800
   (cost $41,533,780 - AIM Dent Demographic Trends Fund)
   (cost $54,045,020 - AIM Weingarten Fund)
   (cost $95,578,800 - Pro Forma combining)
Total Investments                                                476,722,675       2,373,528,608             --     2,850,251,283
   (cost $405,953,286 - AIM Dent Demographic Trends Fund)
   (cost $1,901,878,179 - AIM Weingarten Fund)
   (cost $2,307,831,465 - Pro Forma combining)
Receivables for:
   Investments sold                                                8,592,226          50,411,057             --        59,003,283
   Fund shares sold                                                  114,465             448,667             --           563,132
   Dividends and interest                                            118,005           1,592,101             --         1,710,106
Investment for trustee deferred compensation and
   retirement plans                                                   43,880             269,768             --           313,648
Other assets                                                          19,831             104,007             --           123,838
                                                              --------------     ---------------    -----------   ---------------
      Total assets                                               485,611,082       2,426,354,208             --     2,911,965,290
                                                              ==============     ===============    ===========   ===============

LIABILITIES:
Payables for:
   Investments purchased                                           8,212,059         15,055,134                        23,267,193
   Fund shares reacquired                                          1,436,843          5,956,291              --         7,393,134
   Options contracts written, at market value                         92,750            397,500              --           490,250
   (premiums received $ 98,243 - AIM Dent Demographic
   Trends Fund)
   (premiums received $421,040 - AIM Weingarten Fund)
   (premiums received $519,283 - Pro forma combining)
   Trustee deferred compensation and retirement plans                 64,172             534,825             --           598,997
   Collateral upon return of securities loaned                    16,327,750          40,952,850             --        57,280,600
Accrued distribution fees                                            280,068             865,367             --         1,145,435
Accrued trustees' fees                                                 1,375               3,163             --             4,538
Accrued transfer agent fees                                          358,897             963,599                        1,322,496
Accrued operating expenses                                            97,605             581,962        227,000           906,567
      Total liabilities                                           26,871,519          65,310,691        227,000        92,409,210
                                                              --------------     ---------------    -----------   ---------------
Net assets applicable to shares outstanding                   $  458,739,563     $ 2,361,043,517    $  (227,000)  $2,819,556,080
                                                              ==============     ===============    ===========   ===============

NET ASSETS CONSIST OF:
Shares of beneficial interest                                  1,220,537,382     $ 5,229,262,118             --     6,449,799,500
Undistributed net investment income (loss)                           (56,054)           (484,385)      (227,000)         (767,439)
Undistributed net realized gain (loss) from investment
   securities and foreign currencies                            (832,516,647)     (3,339,408,185)                  (4,171,924,832)
Unrealized appreciation of investment securities, foreign
   currencies and options contracts                               70,774,882         471,673,969             --       542,448,851
                                                              --------------     ---------------    -----------   ---------------
                                                              $  458,739,563     $ 2,361,043,517    $  (227,000)  $ 2,819,556,080
                                                              ==============     ===============    ===========   ===============

NET ASSETS:
Class A                                                       $  174,741,093     $ 1,844,930,443    $   (86,468)  $ 2,019,585,068
Class B                                                       $  209,239,739     $   434,572,230    $  (103,539)  $   643,708,430
Class C                                                       $   74,758,731     $    78,330,084    $   (36,993)  $   153,051,822
Class R                                                       $           --     $     1,448,080    $        --   $     1,448,080
Institutional Class                                           $           --     $     1,762,680    $        --   $     1,762,680

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE
   (AIM DENT DEMOGRAPHIC TRENDS FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE
   (AIM WEINGARTEN FUND):
Class A                                                           22,298,689         153,486,063     14,537,043       168,023,106
Class B                                                           27,662,169          39,386,838     18,950,359        58,337,197
Class C                                                            9,884,767           7,092,782      6,765,566        13,858,348
Class R                                                                   --             121,135             --           121,135
Institutional Class                                                       --             138,489             --           138,489

Class A:
   Net asset value per share                                  $         7.84     $         12.02    $        --   $         12.02
   Offering price per share:
   (Net asset value of $7.84 / 94.50% - AIM Dent
      Demographic Trends Fund)
   (Net asset value of $12.02 / 94.50% - AIM Weingarten
      Fund)
                                                              $         8.30     $         12.72    $        --   $         12.72
Class B:
   Net asset value and offering price per share               $         7.56     $         11.03    $        --   $         11.03
Class C:
   Net asset value and offering price per share               $         7.56     $         11.04    $        --   $         11.04
Class R:
   Net asset value and offering price per share               $           --     $         11.95    $        --   $         11.95
Institutional Class:
   Net asset value and offering price per share               $           --     $         12.73    $        --   $         12.73

* At October 31, 2004, securities with an aggregate market value of $15,703,411 and $39,055,836 were on loan to brokers for AIM Dent Demographic Trends Fund and AIM Weingarten Fund, respectively.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
          OF AIM DENT DEMOGRAPHIC TRENDS FUND INTO AIM WEINGARTEN FUND
                       FOR THE YEAR ENDED OCTOBER 31, 2004
                                   (UNAUDITED)

                                                                                                           AIM
                                                          AIM DENT          AIM                      WEINGARTEN FUND
                                                         DEMOGRAPHIC     WEINGARTEN                     PRO FORMA
                                                         TRENDS FUND        FUND       ADJUSTMENTS      COMBINING
                                                        ------------   -------------   -----------   ---------------
INVESTMENT INCOME:
Dividends                                               $  3,255,156   $  18,735,081   $        --    $  21,990,237
   (net of foreign withholding tax
      of $26,967 - AIM Demographic Trends Fund)
   (net of foreign withholding tax
      of $168,938 - AIM Weingarten)
   (net of foreign withholding tax
      of $195,905 - Pro Forma Combining)
Dividends from affiliated money market funds*                277,118         336,832            --          613,950
   (including securities lending income
      of $26,206 - AIM Dent Demographic Trends Fund)
   (including securities lending income
      of $91,112 - AIM Weingarten Fund)
   (including securities lending income
      of $117,318 - Pro Forma Combining)
                                                        ------------   -------------   -----------    -------------
      Total investment income                              3,532,274      19,071,913            --       22,604,187
                                                        ============   =============   ===========    =============

EXPENSES:
Advisory fees                                              4,330,717      17,028,857    (1,054,086)      20,305,488
Administrative services fees                                 140,580         533,540       (89,114)         585,006
Custodian fees                                                60,875         272,422            --          333,297
Distribution Fees:
   Class A                                                   696,911       6,122,534       (99,559)       6,719,886
   Class B                                                 2,372,817       5,114,549            --        7,487,366
   Class C                                                   878,618         873,155            --        1,751,773
   Class R                                                        --           5,355            --            5,355
Transfer agent fees- Class A, B, C and R                   3,028,247       9,316,175            --       12,344,422
Transfer agent fees- Institutional Class                          --           1,931           817            2,748
Trustees' fees and retirement benefits                        21,956          61,515            --           83,471
Other                                                        420,541       1,785,513       (19,369)       2,186,685
                                                        ------------   -------------   -----------    -------------
      Total expenses                                      11,951,262      41,115,546    (1,261,311)      51,805,497
                                                        ============   =============   ===========    =============
Less: Fees waived, expenses reimbursed
   and expense offset arrangements                           (73,335)       (276,057)     (400,880)        (750,272)
      Net expenses                                        11,877,927      40,839,489    (1,662,191)      51,055,225
Net investment income (loss)                              (8,345,653)    (21,767,576)    1,662,191      (28,451,038)

REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENT SECURITIES:
Net realized gain from:
   Investment securities                                  57,904,456     236,255,290            --      294,159,746
   Foreign currencies                                             --              24            --               24
                                                        ------------   -------------   -----------    -------------
                                                          57,904,456     236,255,314            --      294,159,770
                                                        ============   =============   ===========    =============
Change in net unrealized
   appreciation (depreciation) of:
   Investment securities                                 (47,483,787)   (114,844,681)           --     (162,328,468)
   Foreign currencies                                             --              (7)           --               (7)
   Option contracts written                                    5,493          23,540            --           29,033
                                                        ------------   -------------   -----------    -------------
                                                         (47,478,294)   (114,821,148)           --     (162,299,442)
                                                        ============   =============   ===========    =============
Net gain from investment securities                       10,426,162     121,434,166            --      131,860,328
                                                        ------------   -------------   -----------    -------------
Net increase in net assets
   resulting from operations                            $  2,080,509   $  99,666,590   $ 1,662,191    $ 103,409,290
                                                        ============   =============   ===========    =============

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
          OF AIM DENT DEMOGRAPHICS TRENDS FUND INTO AIM WEINGARTEN FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Plan of Reorganization (the "Plan") between AIM Weingarten Fund and AIM Dent Demographic Trends Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Plan would be accomplished by an exchange of shares of AIM Weingarten Fund for the net assets of AIM Dent Demographic Trends Fund and the distribution of AIM Weingarten Fund shares to AIM Dent Demographic Trends Fund shareholders. If the Plan were to have taken place at October 31, 2004, AIM Dent Demographic Trends Fund - Class A shareholders would have received 14,544,236 shares of AIM Weingarten Fund - Class A shares, AIM Dent Demographic Trends Fund - Class B shareholders would have received 18,959,746 shares of AIM Weingarten Fund - Class B shares, and AIM Dent Demographic Trends Fund - Class C shareholders would have received 6,768,917 shares of AIM Weingarten Fund - Class C shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM Weingarten Fund, the advisory fees based on pro forma combined assets for the year ended October 31, 2004 were $20,305,488. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Weingarten Fund. Correspondingly, advisory fees waivers have been adjusted to reflect the contractual agreement by the advisor to waive advisory fees for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York. The advisory fees will not exceed the following annual rates applied to the average daily net assets of the Fund: 0.695% of the first $250 Million; 0.67% of the next $250 Million; 0.645% of the next $500 Million; 0.62% of the next $1.5 Billion; 0.595% of the next $2.5 Billion; 0.57% of the next $2.5 Billion; 0.545% of the next $2.5 Billion; and 0.52% of the excess over $10 Billion.

(b) Pursuant to the master administrative services agreement for AIM Weingarten Fund, fees paid on pro forma combined assets for the year ended October 31, 2004 were $585,006. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM Weingarten Fund.

(c) Pursuant to the terms of a master distribution agreement for Class A shares of AIM Weingarten Fund, the Fund pays AIM Distributors, Inc. a fee calculated at 0.30% of the average daily net assets of Class A shares. The Class A distribution fees on the pro forma combined assets for the year ended October 31, 2004 were $6,719,886 after the reorganization of Class A shares of AIM Dent Demographic Trends Fund into Class A shares of AIM Weingarten Fund. The distribution fees were adjusted to reflect the distribution rate paid in accordance with AIM Weingarten Fund's Class A distribution agreement.

(d) Transfer agency fees for Institutional Class shares increased by $817 to reflect the fees in effect under the new transfer agent agreement that was effective July 1, 2004. Correspondingly, the Institutional Class shares transfer agency fee waivers were adjusted to reflect the contractual limits under the transfer agent agreement.

(e) Other expenses were reduced by $19,369 to eliminate the effects of duplicative fixed costs of professional services fees.

NOTE 3 - MERGER COSTS

Merger costs related to the Plan are estimated at approximately $227,000 and because these are non recurring costs, have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of AIM Dent Demographic Trends Fund carrying out its obligation under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. The shareholders of AIM Dent Demographics Fund will pay 100% of these costs.

                                                                      Appendix X

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
                             OF AIM CORE STOCK FUND
                       INTO AIM DIVERSIFIED DIVIDEND FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

               SHARES                                                                                    MARKET VALUE
--------------------------------------                                                  --------------------------------------------
                               AIM                                                                                        AIM
                           DIVERSIFIED                                                                                DIVERSIFIED
    AIM          AIM        DIVIDEND                                                         AIM            AIM         DIVIDEND
   CORE      DIVERSIFIED      FUND                                                          CORE        DIVERSIFIED       FUND
   STOCK      DIVIDEND      PRO FORMA                                                       STOCK        DIVIDEND       PRO FORMA
   FUND         FUND        COMBINING                                                       FUND           FUND         COMBINING
----------  ------------  ------------                                                 --------------  ------------  --------------
                                        COMMON STOCKS & OTHER EQUITY INTERESTS -
                                        99.65%
                                        ADVERTISING - 0.06%

        --       15,300         15,300  Omnicom Group Inc.                             $           --  $  1,207,170  $    1,207,170
                                        AEROSPACE & DEFENSE - 3.94%

 1,053,800           --      1,053,800  Honeywell International Inc.                       35,491,984            --      35,491,984
        --       50,800         50,800  Raytheon Co.                                               --     1,853,184       1,853,184
   498,800        7,700        506,500  United Technologies Corp.                          46,298,616       714,714      47,013,330
                                                                                       --------------  ------------  --------------
                                                                                           81,790,600     2,567,898      84,358,498
                                                                                       ==============  ============  ==============

                                        ALUMINUM - 1.29%
   849,700           --        849,700  Alcoa Inc.                                         27,615,250            --      27,615,250

                                        APPAREL RETAIL - 0.11%

        --       39,600         39,600  Limited Brands                                             --       981,288         981,288
        --       57,800         57,800  TJX Cos., Inc. (The)                                       --     1,386,044       1,386,044
                                                                                       --------------  ------------  --------------
                                                                                                   --     2,367,332       2,367,332
                                                                                       ==============  ============  ==============

                                        APPAREL, ACCESSORIES & LUXURY GOODS -
                                        0.10%

        --       38,600         38,600  V. F. Corp.                                                --     2,077,838       2,077,838
                                        APPLICATION SOFTWARE - 0.03%

        --       15,500         15,500  SAP A.G.-ADR (Germany)                                     --       661,075         661,075
                                        ASSET MANAGEMENT & CUSTODY BANKS - 1.57%

   991,400           --        991,400  Bank of New York Co., Inc. (The)                   32,180,844            --      32,180,844
        --       51,000         51,000  Federated Investors, Inc.-Class B                          --     1,478,490       1,478,490
                                                                                       --------------  ------------  --------------
                                                                                           32,180,844     1,478,490      33,659,334
                                                                                       ==============  ============  ==============

                                        AUTO PARTS & EQUIPMENT - 0.02%
        --        7,600          7,600  Johnson Controls, Inc.                                     --       435,860         435,860

                                        BIOTECHNOLOGY - 1.02%
   384,100           --        384,100  Amgen Inc.                                (a)      21,816,880            --      21,816,880

                                        BREWERS - 0.08%
        --       33,900         33,900  Anheuser-Busch Cos., Inc.                                  --     1,693,305       1,693,305

                                        BUILDING PRODUCTS - 0.14%
        --       85,100         85,100  Masco Corp.                                                --     2,915,526       2,915,526

                                        CASINOS & GAMING - 1.17%
   761,241           --        761,241  International Game Technology                      25,151,403            --      25,151,403

                                        COMMUNICATIONS EQUIPMENT - 3.80%
 2,680,200           --      2,680,200  Cisco Systems, Inc.                       (a)      51,486,642            --      51,486,642
   894,300           --        894,300  Motorola, Inc.                                     15,435,618            --      15,435,618
   345,100           --        345,100  QUALCOMM Inc.                                      14,428,631            --      14,428,631
                                                                                       --------------  ------------  --------------
                                                                                           81,350,891            --      81,350,891
                                                                                       ==============  ============  ==============

                                        COMPUTER HARDWARE - 2.59%

 1,193,100           --      1,193,100  Dell Inc.                                 (a)      41,830,086            --      41,830,086
        --       83,900         83,900  Hewlett-Packard Co.                                        --     1,565,574       1,565,574
   121,200       12,900        134,100  International Business Machines Corp.              10,877,700     1,157,775      12,035,475
                                                                                       --------------  ------------  --------------
                                                                                           52,707,786     2,723,349      55,431,135
                                                                                       ==============  ============  ==============

                                        COMPUTER STORAGE & PERIPHERALS - 1.66%
 2,758,600           --      2,758,600  EMC Corp.                                 (a)      35,503,182            --      35,503,182

                                        CONSTRUCTION & ENGINEERING - 0.08%
        --       35,500         35,500  Fluor Corp.                                                --     1,648,620       1,648,620

              SHARES                                                                                   MARKET VALUE
--------------------------------------                                                  --------------------------------------------
                               AIM                                                                                        AIM
                           DIVERSIFIED                                                                                DIVERSIFIED
    AIM          AIM        DIVIDEND                                                        AIM             AIM         DIVIDEND
   CORE      DIVERSIFIED      FUND                                                         CORE         DIVERSIFIED       FUND
   STOCK      DIVIDEND      PRO FORMA                                                      STOCK         DIVIDEND       PRO FORMA
   FUND         FUND        COMBINING                                                      FUND            FUND         COMBINING
----------  ------------  ------------                                                 --------------  ------------  --------------
                                        CONSTRUCTION & FARM MACHINERY & HEAVY
                                        TRUCKS - 1.08%
   386,600           --        386,600  Deere & Co.                                    $   23,110,948  $         --  $   23,110,948

                                        CONSTRUCTION MATERIALS - 0.03%
        --       12,100         12,100  Lafarge North America Inc.                                 --       592,900         592,900

                                        CONSUMER FINANCE - 1.65%
 1,378,000           --      1,378,000  MBNA Corp.                                         35,318,140            --      35,318,140

                                        DATA PROCESSING & OUTSOURCED SERVICES -
                                        1.39%
        --       31,600         31,600  Automatic Data Processing, Inc.                            --     1,371,124       1,371,124
   657,600       28,500        686,100  First Data Corp.                                   27,145,728     1,176,480      28,322,208
                                                                                       --------------  ------------  --------------
                                                                                           27,145,728     2,547,604      29,693,332
                                                                                       ==============  ============  ==============

                                        DISTRIBUTORS - 0.05%
        --       26,900         26,900  Genuine Parts Co.                                          --     1,073,041       1,073,041

                                        DIVERSIFIED BANKS - 0.18%
        --       47,200         47,200  Bank of America Corp.                                      --     2,114,088       2,114,088
        --       28,900         28,900  U.S. Bancorp                                               --       826,829         826,829
        --       19,000         19,000  Wachovia Corp.                                             --       934,990         934,990
                                                                                       --------------  ------------  --------------
                                                                                                   --     3,875,907       3,875,907
                                                                                       ==============  ============  ==============

                                        DIVERSIFIED CHEMICALS - 1.98%
        --       26,800         26,800  Dow Chemical Co. (The)                                     --     1,204,392       1,204,392
   369,800           --        369,800  E. I. du Pont de Nemours & Co.                     15,853,326            --      15,853,326
   367,900       29,500        397,400  PPG Industries, Inc.                               23,453,625     1,880,625      25,334,250
                                                                                       --------------  ------------  --------------
                                                                                           39,306,951     3,085,017      42,391,968
                                                                                       ==============  ============  ==============

                                        DIVERSIFIED COMMERCIAL SERVICES - 0.09%

        --       18,800         18,800  H&R Block, Inc.                                            --       893,940         893,940
        --       46,700         46,700  Jackson Hewitt Tax Service Inc.                            --       980,700         980,700
                                                                                       --------------  ------------  --------------
                                                                                                   --     1,874,640       1,874,640
                                                                                       ==============  ============  ==============

                                        DRUG RETAIL - 2.35%
 1,403,000           --      1,403,000  Walgreen Co.                                       50,353,670            --      50,353,670

                                        ELECTRIC UTILITIES - 0.18%
        --       17,400         17,400  Entergy Corp.                                              --     1,137,264       1,137,264
        --       56,300         56,300  Exelon Corp.                                               --     2,230,606       2,230,606
        --       14,000         14,000  Wisconsin Energy Corp.                                     --       456,960         456,960
                                                                                       --------------  ------------  --------------
                                                                                                   --     3,824,830       3,824,830
                                                                                       ==============  ============  ==============

                                        ELECTRICAL COMPONENTS & EQUIPMENT -
                                        1.71%
        --       19,600         19,600  Cooper Industries, Ltd.-Class A (Bermuda)                  --     1,252,440       1,252,440
   517,500       35,400        552,900  Emerson Electric Co.                               33,145,875     2,267,370      35,413,245
                                                                                       --------------  ------------  --------------
                                                                                           33,145,875     3,519,810      36,665,685
                                                                                       ==============  ============  ==============

                                        ELECTRONIC MANUFACTURING SERVICES -
                                        1.42%
 1,180,700           --      1,180,700  Flextronics International Ltd.(Singapore) (a)      14,227,435            --      14,227,435
 2,034,900           --      2,034,900  Sanmina-SCI Corp.                         (a)      16,279,200            --      16,279,200
                                                                                       --------------  ------------  --------------
                                                                                           30,506,635            --      30,506,635
                                                                                       ==============  ============  ==============

                                        FOOTWEAR - 0.04%
        --       11,000         11,000  NIKE, Inc.-Class B                                         --       894,410         894,410

                                        FOREST PRODUCTS - 1.24%

   424,000           --        424,000  Weyerhaeuser Co.                                   26,559,360            --      26,559,360
                                        GENERAL MERCHANDISE STORES - 1.26%

   540,100           --        540,100  Target Corp.                                       27,015,802            --      27,015,802

              SHARES                                                                                   MARKET VALUE
--------------------------------------                                                  --------------------------------------------
                               AIM                                                                                        AIM
                           DIVERSIFIED                                                                                DIVERSIFIED
    AIM          AIM        DIVIDEND                                                        AIM             AIM         DIVIDEND
   CORE      DIVERSIFIED      FUND                                                         CORE         DIVERSIFIED       FUND
   STOCK      DIVIDEND      PRO FORMA                                                      STOCK         DIVIDEND       PRO FORMA
   FUND         FUND        COMBINING                                                      FUND            FUND         COMBINING
----------  ------------  ------------                                                 --------------  ------------  --------------
                                        HEALTH CARE EQUIPMENT - 2.03%
        --       62,600         62,600  Baxter International Inc.                      $           --  $  1,925,576  $    1,925,576
        --       14,500         14,500  Becton, Dickinson & Co.                                    --       761,250         761,250
   494,700           --        494,700  Boston Scientific Corp.                   (a)      17,462,910            --      17,462,910
   455,200           --        455,200  Medtronic, Inc.                                    23,265,272            --      23,265,272
                                                                                       --------------  ------------  --------------
                                                                                           40,728,182     2,686,826      43,415,008
                                                                                       ==============  ============  ==============

                                        HOME IMPROVEMENT RETAIL - 3.97%
 1,739,500       36,800      1,776,300  Home Depot, Inc. (The)                             71,458,660     1,511,744      72,970,404
   281,700           --        281,700  Sherwin-Williams Co. (The)                         12,034,224            --      12,034,224
                                                                                       --------------  ------------  --------------
                                                                                           83,492,884     1,511,744      85,004,628
                                                                                       ==============  ============  ==============

                                        HOUSEHOLD APPLIANCES - 0.05%
        --       39,800         39,800  Snap-on Inc.                                               --     1,169,324       1,169,324

                                        HOUSEHOLD PRODUCTS - 1.24%
        --       50,900         50,900  Colgate-Palmolive Co.                                      --     2,271,158       2,271,158
        --        9,900          9,900  Kimberly-Clark Corp.                                       --       590,733         590,733
   461,452           --        461,452  Procter & Gamble Co. (The)                         23,617,113            --      23,617,113
                                                                                       --------------  ------------  --------------
                                                                                           23,617,113     2,861,891      26,479,004
                                                                                       ==============  ============  ==============

                                        HYPERMARKETS & SUPER CENTERS - 0.85%
   337,500           --        337,500  Wal-Mart Stores, Inc.                              18,198,000            --      18,198,000

                                        INDUSTRIAL CONGLOMERATES - 2.90%
 1,820,700           --      1,820,700  General Electric Co.                               62,122,284            --      62,122,284

                                        INDUSTRIAL GASES - 3.94%
   617,300           --        617,300  Air Products & Chemicals, Inc.                     32,828,014            --      32,828,014
 1,222,100           --      1,222,100  Praxair, Inc.                                      51,572,620            --      51,572,620
                                                                                       --------------  ------------  --------------
                                                                                           84,400,634            --      84,400,634
                                                                                       ==============  ============  ==============

                                        INDUSTRIAL MACHINERY - 6.39%
   885,400           --        885,400  Eaton Corp.                                        56,621,330            --      56,621,330
   355,417        9,100        364,517  Illinois Tool Works Inc.                           32,797,881       839,748      33,637,629
   629,800       28,800        658,600  Ingersoll-Rand Co.-Class A (Bermuda)               43,103,512     1,971,072      45,074,584
        --       40,200         40,200  Pentair, Inc.                                              --     1,502,676       1,502,676
                                                                                       --------------  ------------  --------------
                                                                                          132,522,723     4,313,496     136,836,219
                                                                                       ==============  ============  ==============

                                        INSURANCE BROKERS - 0.07%
        --       51,200         51,200  Marsh & McLennan Cos., Inc.                                --     1,416,192       1,416,192

                                        INTEGRATED OIL & GAS - 0.26%
        --       11,200         11,200  ChevronTexaco Corp.                                        --       594,272         594,272
        --       11,700         11,700  ConocoPhillips                                             --       986,427         986,427
        --       30,100         30,100  Eni S.p.A. (Italy)                        (b)              --       690,704         690,704
        --       16,000         16,000  Exxon Mobil Corp.                                          --       787,520         787,520
        --       26,100         26,100  Occidental Petroleum Corp.                                 --     1,457,163       1,457,163
        --        4,800          4,800  Total S.A. (France)                       (b)              --     1,004,810       1,004,810
                                                                                       --------------  ------------  --------------
                                                                                                   --     5,520,896       5,520,896
                                                                                       ==============  ============  ==============

                                        INTEGRATED TELECOMMUNICATION SERVICES -
                                        0.05%
        --       40,900         40,900  SBC Communications Inc.                                    --     1,033,134       1,033,134
                                        INTERNET RETAIL - 1.10%

   242,100           --        242,100  eBay Inc.                                 (a)      23,631,381            --      23,631,381

                                        INVESTMENT BANKING & BROKERAGE - 6.89%
   541,200           --        541,200  Goldman Sachs Group, Inc. (The)                    53,243,256            --      53,243,256
   689,700           --        689,700  Lehman Brothers Holdings Inc.                      56,658,855            --      56,658,855
   657,600           --        657,600  Merrill Lynch & Co., Inc.                          35,470,944            --      35,470,944
        --       42,400         42,400  Morgan Stanley                                             --     2,166,216       2,166,216
                                                                                       --------------  ------------  --------------
                                                                                          145,373,055     2,166,216     147,539,271
                                                                                       ==============  ============  ==============

                                        LIFE & HEALTH INSURANCE - 0.05%
        --       22,300         22,300  Prudential Financial, Inc.                                 --     1,036,281       1,036,281

              SHARES                                                                                   MARKET VALUE
--------------------------------------                                                  --------------------------------------------
                               AIM                                                                                        AIM
                           DIVERSIFIED                                                                                DIVERSIFIED
    AIM          AIM        DIVIDEND                                                        AIM             AIM         DIVIDEND
   CORE      DIVERSIFIED      FUND                                                         CORE         DIVERSIFIED       FUND
   STOCK      DIVIDEND      PRO FORMA                                                      STOCK         DIVIDEND       PRO FORMA
   FUND         FUND        COMBINING                                                      FUND            FUND         COMBINING
----------  ------------  ------------                                                 --------------  ------------  --------------
                                        MOVIES & ENTERTAINMENT - 1.09%
   640,200           --        640,200  Viacom Inc.-Class B                            $   23,360,898  $         --  $   23,360,898

                                        MULTI-LINE INSURANCE - 0.06%
        --       23,500         23,500  Hartford Financial Services Group, Inc.                    --     1,374,280       1,374,280
                                        (The)
                                        MULTI-UTILITIES & UNREGULATED POWER -
                                        0.16%
        --       28,700         28,700  Dominion Resources, Inc.                                   --     1,845,984       1,845,984
        --       42,200         42,200  Public Service Enterprise Group Inc.                       --     1,797,298       1,797,298
                                                                                       --------------  ------------  --------------
                                                                                                   --     3,643,282       3,643,282
                                                                                       ==============  ============  ==============

                                        OFFICE SERVICES & SUPPLIES - 0.05%
        --       23,000         23,000  Pitney Bowes Inc.                                          --     1,006,250       1,006,250

                                        OIL & GAS DRILLING - 1.44%
   307,100           --        307,100  ENSCO International Inc.                            9,381,905            --       9,381,905
        --       44,000         44,000  GlobalSantaFe Corp. (Cayman Islands)                       --     1,298,000       1,298,000
   572,900           --        572,900  Transocean Inc. (Cayman Islands)                   20,194,725            --      20,194,725
                                                                                       --------------  ------------  --------------
                                                                                           29,576,630     1,298,000      30,874,630
                                                                                       ==============  ============  ==============

                                        OTHER DIVERSIFIED FINANCIAL SERVICES -
                                        3.99%
 1,272,000       46,100      1,318,100  Citigroup Inc.                                     56,438,640     2,045,457      58,484,097
   698,400           --        698,400  JPMorgan Chase & Co.                               26,958,240            --      26,958,240
                                                                                       --------------  ------------  --------------
                                                                                           83,396,880     2,045,457      85,442,337
                                                                                       ==============  ============  ==============

                                        PACKAGED FOODS & MEATS - 0.23%
        --       45,500         45,500  General Mills, Inc.                                        --     2,013,375       2,013,375
        --       14,400         14,400  Hershey Foods Corp.                                        --       729,936         729,936
        --       20,000         20,000  Kellogg Co.                                                --       860,000         860,000
        --       55,900         55,900  Sara Lee Corp.                                             --     1,301,352       1,301,352
                                                                                       --------------  ------------  --------------
                                                                                                   --     4,904,663       4,904,663
                                                                                       ==============  ============  ==============

                                        PAPER PACKAGING - 0.05%
        --       15,200         15,200  Bemis Co., Inc.                                            --       402,344         402,344
        --       24,300         24,300  Sonoco Products Co.                                        --       647,595         647,595
                                                                                       --------------  ------------  --------------
                                                                                                   --     1,049,939       1,049,939
                                                                                       ==============  ============  ==============

                                        PERSONAL PRODUCTS - 0.04%
        --       21,600         21,600  Avon Products, Inc.                                        --       854,280         854,280

                                        PHARMACEUTICALS - 11.18%
        --       55,100         55,100  Abbott Laboratories                                        --     2,348,913       2,348,913
        --       52,600         52,600  Bristol-Myers Squibb Co.                                   --     1,232,418       1,232,418
   675,100           --        675,100  Forest Laboratories, Inc.                          30,109,460            --      30,109,460
 1,169,400       41,400      1,210,800  Johnson & Johnson                                  68,269,572     2,416,932      70,686,504
   550,000       35,200        585,200  Lilly (Eli) & Co.                                  30,200,500     1,932,832      32,133,332
        --       13,800         13,800  Merck & Co. Inc.                                           --       432,078         432,078
 2,556,480       65,200      2,621,680  Pfizer Inc.                                        74,010,096     1,887,540      75,897,636
   604,800       63,200        668,000  Wyeth                                              23,980,320     2,505,880      26,486,200
                                                                                       --------------  ------------  --------------
                                                                                          226,569,948    12,756,593     239,326,541
                                                                                       ==============  ============  ==============

                                        PROPERTY & CASUALTY INSURANCE - 0.20%
        --        8,700          8,700  Chubb Corp. (The)                                          --       627,531         627,531
        --       27,200         27,200  MBIA Inc.                                                  --     1,573,792       1,573,792
        --        9,300          9,300  SAFECO Corp.                                               --       430,032         430,032
        --       48,400         48,400  St. Paul Travelers Cos., Inc. (The)                        --     1,643,664       1,643,664
                                                                                       --------------  ------------  --------------
                                                                                                   --     4,275,019       4,275,019
                                                                                       ==============  ============  ==============

                                        PUBLISHING - 0.06%
        --       14,900         14,900  Gannett Co., Inc.                                          --     1,235,955       1,235,955

                                        REGIONAL BANKS - 0.13%
        --       10,800         10,800  Cullen/Frost Bankers, Inc.                                 --       529,200         529,200
        --       17,000         17,000  KeyCorp                                                    --       571,030         571,030
        --       36,400         36,400  North Fork Bancorp., Inc.                                  --     1,605,240       1,605,240
                                                                                       --------------  ------------  --------------
                                                                                                   --     2,705,470       2,705,470
                                                                                       ==============  ============  ==============

              SHARES                                                                                   MARKET VALUE
--------------------------------------                                                  --------------------------------------------
                               AIM                                                                                        AIM
                           DIVERSIFIED                                                                                DIVERSIFIED
    AIM          AIM        DIVIDEND                                                        AIM             AIM         DIVIDEND
   CORE      DIVERSIFIED      FUND                                                         CORE         DIVERSIFIED       FUND
   STOCK      DIVIDEND      PRO FORMA                                                      STOCK         DIVIDEND       PRO FORMA
   FUND         FUND        COMBINING                                                      FUND            FUND         COMBINING
----------  ------------  ------------                                                 --------------  ------------  --------------
                                        RESTAURANTS - 0.08%
        --       45,700         45,700  Outback Steakhouse, Inc.                       $           --  $  1,809,263  $    1,809,263

                                        SEMICONDUCTOR EQUIPMENT - 1.07%
 1,420,000           --      1,420,000  Applied Materials, Inc.                   (a)      22,862,000            --      22,862,000

                                        SEMICONDUCTORS - 6.07%
 1,129,000           --      1,129,000  Altera Corp.                              (a)      25,662,170            --      25,662,170
   398,900           --        398,900  Analog Devices, Inc.                               16,059,714            --      16,059,714
 1,885,600           --      1,885,600  Intel Corp.                                        41,973,456            --      41,973,456
   756,600       25,000        781,600  Linear Technology Corp.                            28,660,008       947,000      29,607,008
   360,800           --        360,800  Maxim Integrated Products, Inc.                    15,871,592            --      15,871,592
        --       37,400         37,400  Texas Instruments Inc.                                     --       914,430         914,430
                                                                                       --------------  ------------  --------------
                                                                                          128,226,940     1,861,430     130,088,370
                                                                                       ==============  ============  ==============

                                        SOFT DRINKS - 1.03%
   419,000       31,300        450,300  PepsiCo, Inc.                                      20,774,020     1,551,854      22,325,874

                                        SPECIALTY STORES - 1.16%
   294,400           --        294,400  Bed Bath & Beyond Inc.                    (a)      12,008,576            --      12,008,576
   436,500           --        436,500  Tiffany & Co.                                      12,802,545            --      12,802,545
                                                                                       --------------  ------------  --------------
                                                                                           24,811,121            --      24,811,121
                                                                                       ==============  ============  ==============

                                        SYSTEMS SOFTWARE - 5.05%
 2,556,500       76,100      2,632,600  Microsoft Corp.                                    71,556,435     2,130,039      73,686,474
   604,800           --        604,800  Symantec Corp.                            (a)      34,437,312            --      34,437,312
                                                                                       --------------  ------------  --------------
                                                                                          105,993,747     2,130,039     108,123,786
                                                                                       ==============  ============  ==============

                                        THRIFTS & MORTGAGE FINANCE - 4.33%
   217,700       13,600        231,300  Fannie Mae                                         15,271,655       954,040      16,225,695
        --        8,500          8,500  MGIC Investment Corp.                                      --       546,635         546,635
   916,600           --        916,600  PMI Group, Inc. (The)                              35,582,412            --      35,582,412
   843,900           --        843,900  Radian Group Inc.                                  40,448,127            --      40,448,127
                                                                                       --------------  ------------  --------------
                                                                                           91,302,194     1,500,675      92,802,869
                                                                                       ==============  ============  ==============

                                        TOBACCO - 0.08%
        --       34,400         34,400  Altria Group, Inc.                                         --     1,667,024       1,667,024

                                        Total Common Stocks & Other Equity              2,021,540,579   112,450,095   2,133,990,674
                                        Interests (Cost $1,949,249,605)

              PRINCIPAL
               AMOUNT

                                        NOTES - 0.02%
                                        AEROSPACE & DEFENSE - 0.00%

$       --   $   75,000     $   75,000  Lockheed Martin Corp.-Series A, Medium
                                        Term Notes, 8.66%, 11/30/06               (c)              --        82,638          82,638
                                        BROADCASTING & CABLE TV - 0.01%

        --      100,000        100,000  TCI Communications, Inc., Medium Term
                                        Notes, 8.35%, 02/15/05                    (c)              --       101,597         101,597
                                        ELECTRIC UTILITIES - 0.01%

        --      160,000        160,000  Kansas City Power & Light Co., Sr.
                                        Unsec. Notes, 7.13%, 12/15/05             (c)              --       167,573         167,573
                                        OTHER DIVERSIFIED FINANCIAL SERVICES -
                                        0.00%
        --      100,000        100,000  General Electric Capital Corp.-Series A,
                                        Medium Term Global Notes, 2.85%,
                                        01/30/06                                  (c)              --       100,407         100,407
                                        Notes (Cost $451,848)                                      --       452,215         452,215

                                        U.S. TREASURY BILLS - 0.03%
        --      500,000(d)     500,000  1.62%, 12/16/04 (Cost $498,986)           (e)              --       498,986         498,986

              SHARES                                                                                   MARKET VALUE
--------------------------------------                                                  --------------------------------------------
                               AIM                                                                                        AIM
                           DIVERSIFIED                                                                                DIVERSIFIED
    AIM          AIM        DIVIDEND                                                        AIM             AIM         DIVIDEND
   CORE      DIVERSIFIED      FUND                                                         CORE         DIVERSIFIED       FUND
   STOCK      DIVIDEND      PRO FORMA                                                      STOCK         DIVIDEND       PRO FORMA
   FUND         FUND        COMBINING                                                      FUND            FUND         COMBINING
----------  ------------  ------------                                                 --------------  ------------  --------------
                                        MONEY MARKET FUNDS - 0.78%
        --    8,365,886      8,365,886  Liquid Assets Portfolio-Institutional
                                           Class                                  (f)   $           --  $  8,365,886  $    8,365,886
        --    8,365,886      8,365,886  STIC Prime Portfolio-Institutional Class  (f)               --     8,365,886       8,365,886
                                                                                       --------------  ------------  --------------
                                        Total Money Market Funds
                                           (Cost $16,731,772)                                      --    16,731,772      16,731,772
                                                                                       ==============  ============  ==============
                                        TOTAL INVESTMENTS--100.48%
                                           (Cost $1,966,932,211)                        2,021,540,579   130,133,068   2,151,673,647
                                                                                       ==============  ============  ==============
                                        OTHER ASSETS LESS LIABILITIES--(0.48%)             (4,570,929)   (5,603,883)    (10,174,812)
                                                                                       ==============  ============  ==============
                                        NET ASSETS--100.00%                            $2,016,969,650  $124,529,185  $2,141,498,835
                                                                                       ==============  ============  ==============

Investment Abbreviations:

ADR - American Depositary Receipt
Sr. - Senior
Unsec. - Unsecured

Notes to Schedule of Investments:

* As of October 31, 2004, all of the securities held by the AIM Core Stock Fund would comply with the compliance guidelines and/or investment restrictions of the AIM Diversified Dividend Fund.

(a)  Non-income producing security.

(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities for AIM Diversified Dividend Fund at October 31, 2004 was $1,695,514, which represented 1.30% of the AIM Diversified Dividend Fund's Total Investments. The aggregate market value of all foreign security fair valued securities at October 31, 2004 was $1,695,514, which represented 0.08% of the pro forma combining Total Investments of AIM Diversified Dividend Fund.

(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities for AIM Diversified Dividend Fund at October 31, 2004 was $452,215, which represented 0.35% of the AIM Diversified Dividend Fund's Total Investments. The aggregate market value of all evaluated fair valued securities at October 31, 2004 was $452,215, which represented 0.02% of the pro forma combining Total Investments of AIM Diversified Dividend Fund.

(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts.

(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(f) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM Core Stock Fund and AIM Diversified Dividend Fund by having the same investment advisor.

See Accompanying Notes to Pro Forma Combining Financial Statements.

             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                             OF AIM CORE STOCK FUND
                       INTO AIM DIVERSIFIED DIVIDEND FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

                                                                                                                            AIM
                                                                                          AIM                           DIVERSIFIED
                                                                         AIM          DIVERSIFIED                      DIVIDEND FUND
                                                                      CORE STOCK       DIVIDEND                          PRO FORMA
                                                                         FUND            FUND          ADJUSTMENT        COMBINING
                                                                    --------------   ------------   ---------------   --------------
ASSETS:
Investments, at market value                                        $2,021,540,579   $113,401,296   $            --   $2,134,941,875
   (cost $1,846,049,043 - AIM Core Stock Fund)
   (cost $104,151,396 - AIM Diversified Dividend Fund)
   (cost $1,950,200,439 - Pro forma combination)
Investments in affiliated money market funds                                    --     16,731,772                --       16,731,772
   (cost $16,731,772 - AIM Diversified Dividend Fund)
                                                                    --------------   ------------   ---------------   --------------
      Total investments (cost $1,966,932,211)                        2,021,540,579    130,133,068                --    2,151,673,647
                                                                    ==============   ============   ===============   ==============
Receivables for:
   Investments sold                                                      5,535,393        303,590                --        5,838,983
   Variation margin                                                             --          2,700                --            2,700
   Fund shares sold                                                          5,601      1,185,428                --        1,191,029
   Dividends and interest                                                1,830,171        182,194                --        2,012,365
   Amount due from advisor                                                      --          9,911                --            9,911
Investment for trustee deferred compensation and retirement plans          453,984          8,846                --          462,830
Other assets                                                                63,967         32,175                --           96,142
                                                                    --------------   ------------   ---------------   --------------
   Total Assets                                                      2,029,429,695    131,857,912                --    2,161,287,607
                                                                    ==============   ============   ===============   ==============

LIABILITIES:
Payables for:
   Investments purchased                                                10,113,091      7,008,815                --       17,121,906
   Fund shares reacquired                                                  418,418        164,368                --          582,786
   Trustee deferred compensation and retirement plans                      594,526          9,560                --          604,086
Accrued distribution fees                                                  476,921         64,638                --          541,559
Accrued trustees' fees                                                       2,063            864                --            2,927
Accrued transfer agent fees                                                689,696         45,135                --          734,831
Accrued operating expenses                                                 165,330         35,347                --          200,677
                                                                    --------------   ------------   ---------------   --------------
   Total liabilities                                                    12,460,045      7,328,727                --       19,788,772
                                                                    --------------   ------------   ---------------   --------------
Net assets applicable to shares outstanding                         $2,016,969,650   $124,529,185   $            --   $2,141,498,835
                                                                    ==============   ============   ===============   ==============

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        1,660,611,919    112,989,604                --    1,773,601,523
Undistributed net investment income                                        416,250         (8,903)               --          407,347
Undistributed net realized gain from investment securities,
   foreign currencies, futures contracts and option contracts          180,449,945      2,289,194                --      182,739,139
Unrealized appreciation of investment securities, foreign
   currencies and futures contracts                                    175,491,536      9,259,290                --      184,750,826
                                                                    --------------   ------------   ---------------   --------------
                                                                     2,016,969,650    124,529,185                --    2,141,498,835
                                                                    ==============   ============   ===============   ==============

NET ASSETS:
Class A                                                             $    8,160,809   $ 63,513,256   $     1,948,933   $   73,622,998
Class B                                                             $    1,433,187   $ 45,699,620   $            --   $   47,132,807
Class C                                                             $    7,475,595   $ 15,316,309   $            --   $   22,791,904
Class K                                                             $    1,948,933   $         --   $    (1,948,933)  $           --
                                                                    --------------   ------------   ---------------   --------------
Investor Class                                                      $1,997,951,126   $         --   $            --   $1,997,951,126
                                                                    ==============   ============   ===============   ==============

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER
   OF SHARES AUTHORIZED (AIM CORE STOCK FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER
   OF SHARES AUTHORIZED (AIM DIVERSIFIED DIVIDEND FUND):
Class A                                                                    737,951      5,531,730           880,720        6,412,450
Class B                                                                    131,675      4,014,872           125,890        4,140,762
Class C                                                                    682,166      1,347,153           657,567        2,004,720
Class K                                                                    178,800             --                --               --
Investor Class                                                         179,031,900             --       174,041,464      174,041,464
Class A:
   Net asset value per share                                        $        11.06   $      11.48   $            --   $        11.48
   Offering price per share:
   (Net asset value of $11.06 / 94.50%) - AIM Core Stock Fund       $       11.70
   (Net asset value of $11.48 / 94.50%) - AIM Diversified
      Dividend Fund                                                                  $      12.15   $            --   $        12.15

Class B:
   Net asset value and offering price per share                     $        10.88   $      11.38   $            --   $        11.38

Class C:
   Net asset value and offering price per share                     $        10.96   $      11.37   $            --   $        11.37

Class K:
   Net asset value and offering price per share                     $        10.90        N/A       $            --         N/A

Investor Class:
   Net asset value and offering price per share                     $        11.16        N/A       $            --   $        11.48

See Accompanying Notes to Pro Forma Combining Financial Statements.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                             OF AIM CORE STOCK FUND
                       INTO AIM DIVERSIFIED DIVIDEND FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

                                                                                                                     AIM
                                                                                        AIM                      DIVERSIFIED
                                                                         AIM        DIVERSIFIED                 DIVIDEND FUND
                                                                      CORE STOCK      DIVIDEND                    PRO FORMA
                                                                         FUND           FUND      ADJUSTMENTS     COMBINING
                                                                    -------------   -----------   -----------   -------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $7,650 - AIM
   Diversified Dividend Fund)                                       $  30,300,694   $1,718,885    $        --   $  32,019,579
Dividends from affiliated money market funds                              187,533       78,001                        265,534
Interest                                                                       --       18,670             --          18,670
                                                                    -------------   ----------    -----------   -------------
   Total investment income                                             30,488,227    1,815,556             --      32,303,783
                                                                    =============   ==========    ===========   =============
EXPENSES:
Advisory fees                                                          11,987,473      600,345       (240,138)     12,347,680
Administrative services fees                                              892,768       50,000       (440,113)        502,655
Custodian fees                                                            222,428       22,370             --         244,798
Distribution fees:
   Class A                                                                 31,999      134,282         42,646         208,927
   Class B                                                                 17,549      318,360             --         335,909
   Class C                                                                 91,529       98,436             --         189,965
   Class K                                                                 54,831           --        (54,831)             --
   Investor Class                                                       3,897,690           --             --       3,897,690
Transfer agent fees                                                     5,201,365      248,184     (1,538,742)      3,910,807
Trustees' fees and retirement benefits                                     42,599       13,241             --          55,840
Other                                                                   1,888,144      148,681        (19,863)      2,016,962
                                                                    -------------   ----------    -----------   -------------
   Total expenses                                                      24,328,375    1,633,899     (2,251,041)     23,711,233
                                                                    =============   ==========    ===========   =============
Less:  Fees waived, expenses reimbursed and expense offset
   arrangements                                                            (8,506)    (561,093)       373,034        (196,565)
   Net expenses                                                        24,319,869    1,072,806     (1,878,007)     23,514,668
                                                                    -------------   ----------    -----------   -------------
Net investment income                                                   6,168,358      742,750      1,878,007       8,789,115
                                                                    =============   ==========    ===========   =============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
   FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTION CONTRACTS:
Net realized gain from:
   Investment securities                                              178,878,779    3,140,049             --     182,018,828
   Foreign currencies                                                          --        2,121             --           2,121
   Futures contracts                                                           --       46,724             --          46,724
   Option contracts written                                                    --       21,415             --          21,415
                                                                    -------------   ----------    -----------   -------------
                                                                      178,878,779    3,210,309             --     182,089,088
                                                                    =============   ==========    ===========   =============
Net unrealized appreciation (depreciation) of:
   Investment securities                                             (113,474,256)   4,343,728             --    (109,130,528)
   Foreign currencies                                                          --          (14)            --             (14)
   Futures contracts                                                           --        9,390             --           9,390
                                                                    -------------   ----------    -----------   -------------
                                                                     (113,474,256)   4,353,104             --    (109,121,152)
                                                                    =============   ==========    ===========   =============
Net gain from investment securities, foreign currencies, futures
   contracts and option contracts                                      65,404,523    7,563,413             --      72,967,936
                                                                    -------------   ----------    -----------   -------------
Net increase in net assets resulting from operations                $  71,572,881   $8,306,163    $ 1,878,007   $  81,757,051
                                                                    =============   ==========    ===========   =============

See Accompanying Notes to Pro Forma Combining Financial Statements.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                             OF AIM CORE STOCK FUND
                       INTO AIM DIVERSIFIED DIVIDEND FUND
                                OCTOBER 31, 2004
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement") between AIM Diversified Dividend Fund and AIM Core Stock Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement would be accomplished by an exchange of shares of AIM Diversified Dividend Fund for the net assets of AIM Core Stock Fund and the distribution of AIM Diversified Dividend Fund share to AIM Core Stock Fund shareholders. If the Agreement was to have taken place at October 31, 2004, AIM Core Stock Fund - Class A shareholders would have received 710,953 shares of AIM Diversified Dividend Fund - Class A shares, AIM Core Stock Fund - Class B shareholders would have received 125,890 shares of AIM Diversified Dividend Fund - Class B shares, AIM Core Stock Fund - Class C shareholders would have received 657,567 shares of AIM Diversified Dividend Fund - Class C shares, AIM Core Stock Fund - Class K shareholders would have received 169,767 shares of AIM Diversified Dividend Fund - Class A shares and AIM Core Stock Fund - Investor Class would have received 174,041,464 shares of AIM shareholders Diversified Dividend Fund - Investor Class shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM Diversified Dividend Fund the advisory fees based on pro forma combined assets for the year ended October 31, 2004 were $12,347,680. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Core Stock Fund, the new proposed advisory agreement under the reorganized fund. Correspondingly the advisory fee waivers have been adjusted to reflect the contractual and voluntary expense limitations in effect for AIM Diversified Dividend Fund.

     Upon the closing date of the merger transactions, the advisory fee payable by AIM Diversified Dividend Fund will be permanently reduced to 0.60% of the first $350 million, plus 0.55% of the next $350 million, plus 0.50% of the next $1.3 billion, plus 0.45% of the next $2 billion, plus 0.40% of the next $2 billion, plus 0.375% of the next $2 billion, plus 0.35% of the Fund's average daily net assets in excess of $8 billion.

(b) Pursuant to the administrative services agreement for AIM Diversified Dividend Fund, fees paid on pro forma combined assets for the year ended October 31, 2004 were $502,655. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM Diversified Dividend Fund.

(c) Pursuant to the terms of the master distribution agreement for Class A share of the AIM Diversified Dividend Fund, the Fund pays AIM Distributors, Inc. a fee calculated at 0.25% of the average daily net assets of Class A shares. The Class A distribution fees on the pro forma combined assets for the year ended October 31, 2004 were $208,927 after the reorganization of Class K shares of AIM Core Stock Fund into Class A shares of AIM Diversified Dividend Fund. The distribution fees were adjusted to reflect the distribution rates paid by AIM Core Stock Fund in accordance with AIM Diversified Dividend Fund's Class A distribution agreement.

(d) Transfer agency fees were restated to reflect the terms of the transfer agency agreement of AIM Diversified Dividend Fund effective July 1, 2004. The effect of this restatement is to reduce transfer agency fees on a pro forma basis by $1,538,742 for Class A, Class B, Class C and Investor Class shares.


(e) Other expenses were reduced by $19,863 to eliminate the effects of duplicative fixed costs of professional services fees.

NOTE 3 - REORGANIZATION COSTS

AIM Core Stock Fund is expected to incur an estimated $591,000 in reorganization costs. Because these are non recurring costs they have not been included in the unaudited pro forma combining statement of operations. These costs represent the estimated expense of AIM Core Stock Fund carrying out its obligation under the Agreement and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganization. AIM has agreed to pay 100% of these costs.